As filed with the Securities and Exchange Commission on 11/5/2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-05518

Investment Company Act file number

The RBB FUND, INC.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Salvatore Faia, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5366

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Item 1. Reports to Stockholders.

Abbey Capital Futures Strategy Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6484.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6484 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report

August 31, 2020 (Unaudited)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I returned -1.39% net of fees for the 12- month fiscal year ended August 31, 2020. The negative performance was driven by losses in equities, currencies and agricultural commodities, with gains occurring primarily in fixed income and energy over the period. The Fund’s core allocation to Diversified Trendfollowing (“Trendfollowing”) sub-advisers (sub-advisers are also known as “Trading Advisers”) drove negative performance over the period, with the Fund’s non-Trendfollowing allocations performing positively in aggregate. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), which invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a multi-adviser fund that invests in managed futures and foreign exchange. The Fund may also invest a portion of its assets in Abbey Capital Onshore Series LLC (“ACOS”), which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

Average Total Returns for the Periods Ended August 31, 2020 (unless otherwise noted)

	2020 YTD	1 Year	SEP. 1, 2018 TO AUG. 31, 2019	5 Year Annualized	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014
Class I Shares	4.50%	-1.39%	10.63%	0.65%	3.92%
Class A Shares*	4.35%	-1.64%	10.37%	0.40%	3.66%
Class A Shares (max load)*	-1.66%	-7.30%	4.01%	-0.78%	2.67%
Class C Shares**	3.78%	-2.40%	9.49%	-0.35%	2.89%
BofA Merrill Lynch 3-Month T-Bill Index***	0.62%	1.26%	2.36%	1.20%	0.97%
S&P 500® Total Return Index***	9.74%	21.94%	2.92%	14.46%	12.12%
Barclay CTA Index***	2.86%	0.45%	5.71%	0.79%	1.52%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 5, 2020

Source: Abbey Capital, Bloomberg and BarclayHedge.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only

*

Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% in Class A Shares.

**	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

***

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. These represent the net expense ratios and are applicable to investors. This contractual limitation is in effect until February 28, 2021, and may not be terminated

1

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2020 (Unaudited)

without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 1.89%, 2.14% and 2.89% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the Fund’s current prospectus dated February 28, 2020, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The fiscal year ended August 31, 2020 saw a number of shifts in risk sentiment. In the last four months of 2019, risk sentiment was mostly positive, with global stocks rallying and bond yields generally rising as the US and China made progress towards a ‘phase one’ trade deal. This rally in global equities continued in early 2020, despite the emergence of the COVID-19 virus in China, although we also saw a rally in fixed income products. A significant rise in new cases of the COVID-19 virus outside of Asia in mid-February, most notably in Italy, led to a rise in risk aversion and sharp price declines in many risk assets, most notably equities, and a notable jump in market volatility. In late March, approximately 5 weeks after the sell-off in equities began, global stocks and other risk assets began to recover and volatility in many markets began to return to more normal levels. The prospect of the global economy re-opening, a slowdown in new virus cases in many regions, optimism about a potential COVID-19 vaccine and significant policy support from both central banks and governments were important factors driving the rebound in risk sentiment during this period.

Early in the twelve-month period, the Fund saw losses as previous trends in fixed income and currencies reversed, with the Fund’s Trendfollowing sub-advisers generating the largest losses in this period. The performance environment improved in Q1 2020, as the COVID-19 outbreak helped to create notable trends in fixed income and energy markets, with all trading styles yielding positive returns over this period. From Q2 2020 onwards, the performance environment became more mixed as a significant snapback in risk sentiment drove trend reversals in many markets, with the Fund’s largest losses recorded due to reversals in energy and currencies. Trendfollowing and Global Macro sub-advisers saw losses over this period, while Value sub-advisers had positive performance.

For the twelve-month period overall, the Fund’s Trendfollowing sub-advisers saw losses in aggregate. Value sub-advisers yielded positive returns, while the performance of the Global Macro sub-advisers was close to flat.

In equities, the Fund had negative performance due to losses incurred in Q1 2020. These losses outweighed positive performance in Q4 2019 and Q3 2020 from long positions. Uncertainty about the COVID-19 outbreak and the associated impact on the global economy saw equities correct sharply in Q1 2020. The speed of decline in equities was particularly swift, with the S&P 500® Index experiencing its fastest bear market in history, and US equity market volatility increasing to its highest level since the global financial crisis in 2008-2009. This reversal in global stocks proved problematic for the Fund’s Trendfollowing sub-advisers, who had held long equity positions prior to the sell-off given the strong uptrend in many global indices in 2019 and early 2020, and thus saw notable losses.

In the early part of the 12-month period, the USD trended lower as the US cut rates and as US-China trade sentiment improved. This changed in Q1 2020, as demand for haven assets increased amid the COVID-19 outbreak and fears of a USD shortage saw the greenback rally before downtrends in the USD resumed from Q2 2020 onwards as risk sentiment improved. The Fund’s losses in currencies largely came from long USD exposures during the periods of USD weakness at the beginning and at the end of the twelve-month period. Trendfollowing sub-advisers saw the largest losses in currencies over the period, largely due to trading in USD/JPY and GBP/USD, while Global Macro sub-advisers yielded negative returns due to losses from long USD positions against the EUR and the AUD.

2

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2020 (Unaudited)

Agricultural commodities was another difficult sector for the Fund, with the negative performance of Trendfollowing sub-advisers in soft commodities and grains being the main source of losses. In soft commodities, soybeans, coffee and sugar were the largest negative contributors. Choppy price moves created a difficult trading environment for Trendfollowing sub-advisers in these contracts, although Value sub-advisers did profit from long coffee and cotton positions late in the period. A similarly difficult trading environment also occurred in grains, with Trendfollowing sub-advisers again seeing losses, in this instance primarily from trading in wheat. Meanwhile, in meat contracts, a short position in pigs resulted in gains for the Fund.

On the upside, long fixed income and short energy exposures resulted in gains, with smaller profits recorded in metals.

The Fund initially saw losses in fixed income as global yields reversed and trended higher in the second half of 2019 on improving US-China trade sentiment and higher equity prices. However, performance turned positive from early 2020 onwards as strong uptrends in global fixed income prices emerged as global monetary policy turned more dovish, with numerous central banks cutting rates and enacting new bond buying programs to counteract the slowdown in economic growth and deflationary pressures that arose following the COVID-19 outbreak. Trendfollowing sub-advisers profited from long exposures in US Treasuries, as US fixed income markets outperformed many other developed markets. Value managers also saw notable gains within fixed income.

Energy performance was also positive over the period. The Fund saw losses from September to December 2019, as crude oil and distillates traded in a relatively narrow range. The Fund’s Trendfollowing sub-advisers began to build short positions in the sector in early 2020. Thus, the Trendfollowing sub-advisers were well positioned to profit from the sharp fall in energy prices that accompanied the COVID-19 related slowdown in global economic activity, which included front- month crude oil futures briefly trading at a negative price in April 2020. A short in heating oil was the largest positive contributor in energy, with Trendfollowing sub-advisers capturing the bulk of Fund gains in the sector.

In metals, longs in gold and silver drove positive performance, with smaller gains recorded in base metals. Performance in both base and precious metals was negative for much of the period, before turning positive in Q3 2020 as metals prices accelerated to the upside amid USD weakness. The largest gains were recorded from longs in gold, which rallied to a record in August 2020, closing above $2,000 an ounce for the first time.

Key to Currency Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
USD	US Dollar

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), which invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a multi-adviser fund that invests in managed futures and foreign exchange. The Fund may also invest a portion of its assets into Abbey Capital Onshore Series LLC (“ACOS”), which is a multi-adviser fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater

3

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2020 (Unaudited)

risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Futures Strategy Fund is distributed by Quasar Distributions, LLC.

4

Abbey Capital Futures Strategy Fund

Performance Data

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to August 29, 2014 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2020
	One Year	Three Years	Five Years	Since Inception†
Class A Shares (without sales charge) (Pro forma July 1, 2014 to August 29, 2014)	-1.64%	3.14%	0.40%	3.66%*
Class A Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	-7.30%	1.13%	-0.78%	2.67%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.26%	1.72%	1.20%	0.97%**
S&P 500® Total Return Index	21.94%	14.52%	14.46%	12.12%**
Barclay CTA Index	0.45%	1.99%	0.79%	1.52%**

†	Inception date of Class A Shares of the Fund was August 29, 2014.

*	Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes)

5

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2020 (Unaudited)

to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the gross expense ratio is 2.14% for Class A Shares as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2020
	One Year	Three Years	Five Years	Since Inception†
Class I Shares	-1.39%	3.40%	0.65%	3.92%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.26%	1.72%	1.20%	0.97%*
S&P 500® Total Return Index	21.94%	14.52%	14.46%	12.12%*
Barclay CTA Index	0.45%	1.99%	0.79%	1.52%*

†	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.89% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

7

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund – Class C Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to October 6, 2015 is Class I Shares performance adjusted for Class C Shares expense ratio). Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31 2020
	One Year	Three Years	Five Years	Since Inception†
Class C Shares (Pro forma July 1, 2014 to October 6, 2015)	-2.40%	2.36%	-0.35%	2.89%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.26%	1.72%	1.20%	0.97%**
S&P 500® Total Return Index	21.94%	14.52%	14.46%	12.12%**
Barclay CTA Index	0.45%	1.99%	0.79%	1.52%**

†	Inception date of Class C Shares of the Fund was October 6, 2015.

*	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 2.89% for Class C Shares, as stated in the current prospectus (and which may differ from the

8

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2020 (Unaudited)

actual expense ratios for the period covered by this report). This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

9

Abbey Capital Futures Strategy Fund

Performance Data (Concluded)

August 31, 2020 (Unaudited)

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 510 programs included in the calculation of the Barclay CTA Index for 2020. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

10

Abbey Capital Futures Strategy Fund

Fund Expense Examples

August 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020, and held for the entire period.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Returns for the Fund
Actual
Class A Shares	$ 1,000.00	$ 1,035.80	$ 10.44	2.04%	3.58%
Class I Shares	1,000.00	1,036.40	9.16	1.79	3.64
Class C Shares	1,000.00	1,031.00	14.24	2.79	3.10
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,014.88	$ 10.33	2.04%	N/A
Class I Shares	1,000.00	1,016.14	9.07	1.79	N/A
Class C Shares	1,000.00	1,011.11	14.10	2.79	N/A

*

Expenses are equal to the Funds’ Class A Shares, Class I Shares, and Class C Shares annualized six-month expense ratios for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. The Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for the Fund’s respective share classes.

11

Abbey Capital Futures Strategy Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	82.7%	$746,977,557
Money Market Deposit Account	3.0	27,187,232
PURCHASED OPTIONS	0.0	397,494
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures, forward foreign currency contracts and written options)	14.3	129,054,001
NET ASSETS	100.0%	$903,616,284

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed
Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

12

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments

August 31, 2020

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 85.7%
U.S. TREASURY OBLIGATIONS — 82.7%
U.S. Treasury Bills	0.368%	09/03/20	$37,282	$37,281,848
U.S. Treasury Bills	0.228%	09/10/20	26,228	26,227,485
U.S. Treasury Bills	-0.029%	09/17/20	25,676	25,675,057
U.S. Treasury Bills	0.056%	09/24/20	37,079	37,077,104
U.S. Treasury Bills	0.132%	10/01/20	53,045	53,040,912
U.S. Treasury Bills	0.254%	10/08/20	6433	6,432,430
U.S. Treasury Bills	0.142%	10/15/20	14,173	14,171,441
U.S. Treasury Bills	0.113%	10/22/20	31,770	31,765,724
U.S. Treasury Bills	0.085%	10/29/20	43,862	43,855,463
U.S. Treasury Bills	0.116%	11/05/20	61,965	61,954,653
U.S. Treasury Bills	0.122%	11/12/20	34,888	34,881,370
U.S. Treasury Bills	0.120%	11/19/20	11,025	11,022,640
U.S. Treasury Bills	0.146%	11/27/20	23,889	23,883,154
U.S. Treasury Bills	0.144%	12/03/20	35,493	35,482,914
U.S. Treasury Bills	0.162%	12/10/20	15,371	15,366,624
U.S. Treasury Bills	0.144%	12/17/20	15,605	15,600,247
U.S. Treasury Bills	0.148%	12/24/20	11,186	11,182,103
U.S. Treasury Bills	0.133%	12/31/20	25,905	25,895,424
U.S. Treasury Bills	0.131%	01/07/21	37,533	37,517,653
U.S. Treasury Bills	0.107%	01/14/21	22,449	22,439,320
U.S. Treasury Bills	0.093%	01/21/21	2,121	2,120,121
U.S. Treasury Bills	0.089%	01/28/21	19,203	19,195,052
U.S. Treasury Bills	0.101%	02/04/21	28,462	28,448,742
U.S. Treasury Bills	0.095%	02/11/21	53,710	53,684,465
U.S. Treasury Bills	0.097%	02/18/21	17,005	16,996,167
U.S. Treasury Bills	0.091%	02/25/21	55,811	55,779,444
TOTAL U.S. TREASURY OBLIGATIONS ($746,968,530)				746,977,557

			Number Of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 3.0%
U.S. Bank Money Market Deposit Account, 0.05% (United States)(a)			27,187	27,187,232
TOTAL MONEY MARKET DEPOSIT ACCOUNT ($27,187,232)				27,187,232

TOTAL SHORT-TERM INVESTMENTS
(Cost $774,155,762)				774,164,789
TOTAL PURCHASED OPTIONS — 0.0%**
(Cost $716,719)				397,494
TOTAL INVESTMENTS — 85.7%
(Cost $774,872,481)				774,562,283

OTHER ASSETS IN EXCESS OF LIABILITIES — 14.3%				129,054,001
NET ASSETS — 100.0%				$903,616,284

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.
**	See page 28 for detailed information regarding the Purchased Options.
(a)	The rate shown is as of August, 31, 2020.

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Futures contracts outstanding as of August 31, 2020 were as follows:

Long Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
1-Month SOFR Future	Sep-20	2	$832,775	$(42)
3-Month Euro Euribor	Mar-21	425	127,395,269	5,997
3-Month Euro Euribor	Jun-21	633	189,762,897	35,353
3-Month Euro Euribor	Sep-21	5	1,498,917	(45)
3-Month Euro Euribor	Dec-21	169	50,660,875	(6,325)
3-Month Euro Euribor	Mar-22	4	1,199,014	(164)
3-Month Euro Euribor	Jun-22	26	7,793,593	1,313
3-Month Euro Euribor	Sep-22	12	3,596,685	(462)
3-Month Euro Euribor	Dec-22	19	5,694,184	(940)
3-Month Euro Euribor	Mar-23	36	10,787,370	(1,014)
3-Month Euro Euribor	Jun-23	16	4,793,909	433
3-Month Euro Euribor	Dec-23	20	5,990,000	(940)
90-DAY Bank Bill	Dec-20	122	89,956,720	3,435
90-DAY Bank Bill	Mar-21	526	387,827,064	57,685
90-DAY Bank Bill	Jun-21	171	126,077,553	10,429
90-DAY Bank Bill	Sep-21	111	81,837,798	12,442
90-DAY Bank Bill	Dec-21	84	61,926,728	5,286
90-DAY Bank Bill	Mar-22	60	44,232,287	2,852
90-DAY Bank Bill	Jun-22	15	8,874,917	(327)
90-DAY Eurodollar Futures	Dec-20	423	105,448,613	12,563
90-DAY Eurodollar Futures	Mar-21	116	28,942,000	7,975
90-DAY Eurodollar Futures	Jun-21	321	80,097,525	1,050
90-DAY Eurodollar Futures	Sep-21	105	26,198,813	4,525
90-DAY Eurodollar Futures	Dec-21	512	127,718,400	5,125
90-DAY Eurodollar Futures	Mar-22	81	20,209,500	3,375
90-DAY Eurodollar Futures	Jun-22	354	88,314,150	11,700
90-DAY Eurodollar Futures	Sep-22	119	29,683,063	6,175
90-DAY Eurodollar Futures	Dec-22	76	18,950,600	813
90-DAY Eurodollar Futures	Mar-23	73	18,200,725	5,288
90-DAY Eurodollar Futures	Jun-23	237	59,072,250	11,163
90-DAY Eurodollar Futures	Sep-23	24	5,979,900	7,450
90-DAY Eurodollar Futures	Dec-23	3	747,075	(313)
90-DAY Eurodollar Futures	Mar-24	4	995,800	(400)
90-DAY Eurodollar Futures	Sep-24	14	3,481,800	(200)
90-DAY Eurodollar Futures	Dec-24	7	1,739,763	75
90-DAY Sterling Futures	Dec-20	407	67,936,025	21,672
90-DAY Sterling Futures	Mar-21	493	82,319,889	120,910
90-DAY Sterling Futures	Jun-21	1,524	254,524,583	114,912
90-DAY Sterling Futures	Sep-21	293	48,946,427	20,444
90-DAY Sterling Futures	Dec-21	856	143,004,224	80,283
90-DAY Sterling Futures	Mar-22	298	49,784,181	35,775
90-DAY Sterling Futures	Jun-22	786	131,296,820	60,722
90-DAY Sterling Futures	Sep-22	287	47,936,918	28,498
90-DAY Sterling Futures	Dec-22	206	34,400,799	12,599
90-DAY Sterling Futures	Mar-23	172	28,715,813	1,546
90-DAY Sterling Futures	Jun-23	421	70,269,373	(11,346)
Amsterdam Index Futures	Sep-20	29	3,798,814	(62,780)
AUD/USD Currency Futures	Sep-20	465	34,358,850	980,830
Australian 10-Year Bond Futures	Sep-20	312	33,934,820	(291,524)

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
Australian 3-Year Bond Futures	Sep-20	1,320	$113,853,682	$(111,654)
Bank Acceptance Futures	Mar-21	126	24,026,795	2,664
Bank Acceptance Futures	Jun-21	166	31,652,759	6,536
Bank Acceptance Futures	Sep-21	146	27,833,576	4,590
Bank Acceptance Futures	Dec-21	93	17,725,151	2,865
Bank Acceptance Futures	Mar-22	65	12,384,809	863
Bank Acceptance Futures	Jun-22	44	8,381,454	1,208
Brent Crude Futures	Nov-20	7	316,960	(6,690)
Brent Crude Oil Last Day	Nov-20	7	316,960	(7,010)
CAC40 10 Euro Futures	Sep-20	101	5,957,093	(17,213)
CAD Currency Futures	Sep-20	156	9,365,940	214,960
Canadian 10-Year Bond Futures	Dec-20	404	46,751,071	(227,347)
Canola Futures (Winnipeg Commodity Exchange)	Nov-20	9	68,751	370
CHF Currency Futures	Sep-20	216	29,902,500	492,999
Cocoa Futures	Dec-20	43	1,141,220	62,950
Cocoa Futures	Mar-21	10	263,800	12,900
Cocoa Futures ICE	Mar-21	3	69,779	1,029
Coffee ‘C’ Futures	Dec-20	231	11,178,956	916,856
Coffee ‘C’ Futures	Mar-21	8	389,400	24,694
Coffee ‘C’ Futures	May-21	5	245,250	12,750
Coffee Robusta Futures	Nov-20	11	157,190	7,000
Coffee Robusta Futures	Jan-21	2	28,720	1,890
Copper Futures	Dec-20	485	37,120,688	1,088,825
Copper Futures	Mar-21	5	384,563	9,225
Corn Futures	Dec-20	1,286	23,003,325	(10,584)
Cotton No.2 Futures	Dec-20	333	10,849,140	521,585
DAX Index Futures	Sep-20	44	16,967,708	181,672
DJIA Mini E-CBOT	Sep-20	111	15,770,880	616,394
E-Mini Consumer Discretionary Select Futures	Sep-20	1	151,620	5,420
E-Mini Consumer Staples Select Futures	Sep-20	1	65,810	4,250
E-Mini Crude Oil	Oct-20	6	127,830	(695)
E-Mini Health Care Select Futures	Sep-20	2	218,460	1,660
E-Mini Industrial Select Futures	Sep-20	1	78,220	550
E-Mini Natural Gas Futures	Oct-20	2	13,150	150
E-Mini Technology Select Futures	Sep-20	1	124,500	17,210
Emissions ICE	Dec-20	54	1,846,870	109,597
EUR Foreign Exchange Currency Futures	Sep-20	721	107,604,744	1,916,844
Euro BUXL 30-Year Bond Futures	Sep-20	18	4,659,491	(102,795)
Euro STOXX 50	Sep-20	235	9,156,244	(38,133)
Euro/GBP Futures	Sep-20	1	149,115	(2,381)
Euro/JPY Futures	Sep-20	47	7,010,173	183,437
Euro-Bobl Futures	Sep-20	369	59,283,599	(154,729)
Euro-BTP Futures	Sep-20	298	51,994,773	1,001,850
Euro-Bund Futures	Sep-20	592	124,026,254	(763,097)
Euro-Oat Futures	Sep-20	250	49,962,410	161,293
Euro-Schatz Futures	Sep-20	178	23,793,730	(9,284)
FTSE 100 Index Futures	Sep-20	160	12,750,508	(289,508)
FTSE China A50 Index	Sep-20	202	3,145,645	35,636
FTSE/JSE TOP 40	Sep-20	13	391,827	(7,537)
FTSE/MIB Index Futures	Sep-20	3	351,273	(9,505)
Gasoline RBOB Futures	Oct-20	40	2,039,016	(5,893)

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
GBP Currency Futures	Sep-20	185	$15,469,469	$223,838
Gold 100 Oz Futures	Dec-20	116	22,951,760	181,221
Hang Seng China Enterprises Index Futures	Sep-20	41	2,640,067	(70,579)
Hang Seng Index Futures	Sep-20	50	7,764,961	(108,449)
IBEX 35 Index Futures	Sep-20	8	664,016	(7,170)
INR/USD Futures	Sep-20	1	27,228	342
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-20	2	2,862,484	(6,609)
JPY Currency Futures	Sep-20	445	52,551,719	218,727
Lean Hogs Futures	Dec-20	1	22,050	640
Live Cattle Futures	Oct-20	15	631,800	(15,230)
Live Cattle Futures	Dec-20	1	43,590	(1,590)
Live Cattle Futures	Apr-21	2	91,640	(2,450)
LME Aluminum Forward	Sep-20	1,800	79,717,500	6,721,826
LME Aluminum Forward	Oct-20	57	2,547,187	72,534
LME Aluminum Forward	Dec-20	579	26,138,231	427,042
LME Aluminum Forward — 90 Day Settlement	Sep-20	6	264,675	34,338
LME Aluminum Forward — 90 Day Settlement	Sep-20	3	132,402	14,027
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	44,200	4,238
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	44,217	3,524
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	44,250	4,061
LME Aluminum Forward — 90 Day Settlement	Sep-20	6	265,884	24,810
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	44,394	4,769
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	44,407	4,320
LME Aluminum Forward — 90 Day Settlement	Oct-20	2	89,079	7,767
LME Aluminum Forward — 90 Day Settlement	Oct-20	8	356,474	29,200
LME Aluminum Forward — 90 Day Settlement	Oct-20	3	133,707	8,157
LME Aluminum Forward — 90 Day Settlement	Oct-20	7	312,330	16,522
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	44,628	2,391
LME Aluminum Forward — 90 Day Settlement	Oct-20	6	267,830	18,805
LME Aluminum Forward — 90 Day Settlement	Oct-20	21	938,233	65,762
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	44,688	2,738
LME Aluminum Forward — 90 Day Settlement	Oct-20	3	134,072	4,832
LME Aluminum Forward — 90 Day Settlement	Oct-20	18	804,487	31,598
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	44,740	2,103
LME Aluminum Forward — 90 Day Settlement	Oct-20	4	179,054	6,765
LME Aluminum Forward — 90 Day Settlement	Oct-20	3	134,325	4,938
LME Aluminum Forward — 90 Day Settlement	Nov-20	2	89,638	1,613
LME Aluminum Forward — 90 Day Settlement	Nov-20	2	89,650	755
LME Aluminum Forward — 90 Day Settlement	Nov-20	12	537,975	10,366
LME Aluminum Forward — 90 Day Settlement	Nov-20	10	448,562	6,225
LME Aluminum Forward — 90 Day Settlement	Nov-20	17	762,875	3,035
LME Aluminum Forward — 90 Day Settlement	Nov-20	1	44,931	450
LME Aluminum Forward — 90 Day Settlement	Nov-20	15	674,156	2,243
LME Copper Forward	Sep-20	654	109,242,525	11,738,286
LME Copper Forward	Oct-20	33	5,504,400	160,745
LME Copper Forward	Dec-20	179	29,831,469	832,599
LME Copper Forward — 90 Day Settlement	Sep-20	2	334,425	50,063
LME Copper Forward — 90 Day Settlement	Sep-20	2	334,250	44,900
LME Copper Forward — 90 Day Settlement	Sep-20	1	167,037	22,175
LME Copper Forward — 90 Day Settlement	Sep-20	7	1,168,081	150,501
LME Copper Forward — 90 Day Settlement	Oct-20	1	166,770	14,645

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
LME Copper Forward — 90 Day Settlement	Oct-20	9	$1,501,182	$105,958
LME Copper Forward — 90 Day Settlement	Oct-20	3	500,419	24,569
LME Copper Forward — 90 Day Settlement	Oct-20	2	333,662	14,350
LME Copper Forward — 90 Day Settlement	Oct-20	9	1,501,513	22,514
LME Copper Forward — 90 Day Settlement	Oct-20	8	1,334,736	52,137
LME Copper Forward — 90 Day Settlement	Oct-20	15	2,502,844	85,274
LME Copper Forward — 90 Day Settlement	Oct-20	14	2,333,933	66,577
LME Copper Forward — 90 Day Settlement	Nov-20	14	2,334,500	66,588
LME Copper Forward — 90 Day Settlement	Nov-20	2	333,512	15,183
LME Copper Forward — 90 Day Settlement	Nov-20	14	2,334,647	104,061
LME Copper Forward — 90 Day Settlement	Nov-20	2	333,525	7,021
LME Copper Forward — 90 Day Settlement	Nov-20	13	2,166,694	47,338
LME Lead Forward	Sep-20	42	2,050,125	55,813
LME Lead Forward	Oct-20	3	147,187	2,027
LME Lead Forward	Dec-20	6	296,475	890
LME Nickel Forward	Sep-20	77	7,088,928	902,104
LME Nickel Forward	Oct-20	5	460,665	28,067
LME Nickel Forward	Dec-20	40	3,691,920	104,925
LME Nickel Forward — 90 Day Settlement	Sep-20	1	92,048	14,048
LME Nickel Forward — 90 Day Settlement	Sep-20	1	92,059	15,429
LME Nickel Forward — 90 Day Settlement	Sep-20	2	184,129	24,121
LME Nickel Forward — 90 Day Settlement	Oct-20	2	184,158	27,168
LME Nickel Forward — 90 Day Settlement	Oct-20	1	92,099	11,049
LME Nickel Forward — 90 Day Settlement	Oct-20	1	92,113	10,633
LME Nickel Forward — 90 Day Settlement	Oct-20	3	276,348	31,371
LME Nickel Forward — 90 Day Settlement	Oct-20	2	184,237	22,341
LME Nickel Forward — 90 Day Settlement	Oct-20	2	184,260	25,428
LME Nickel Forward — 90 Day Settlement	Oct-20	3	276,399	37,886
LME Nickel Forward — 90 Day Settlement	Oct-20	3	276,453	17,001
LME Nickel Forward — 90 Day Settlement	Oct-20	4	368,631	36,680
LME Nickel Forward — 90 Day Settlement	Nov-20	4	368,808	26,556
LME Nickel Forward — 90 Day Settlement	Nov-20	1	92,193	4,773
LME Nickel Forward — 90 Day Settlement	Nov-20	7	645,387	25,547
LME Nickel Forward — 90 Day Settlement	Nov-20	1	92,202	1,752
LME Palladium Forward — 90 Day Settlement	Sep-20	1	48,734	4,609
LME Palladium Forward — 90 Day Settlement	Sep-20	1	48,764	3,999
LME Palladium Forward — 90 Day Settlement	Sep-20	2	97,615	7,887
LME Palladium Forward — 90 Day Settlement	Sep-20	1	48,889	4,027
LME Palladium Forward — 90 Day Settlement	Oct-20	3	147,022	9,596
LME Palladium Forward — 90 Day Settlement	Oct-20	3	147,070	9,070
LME Palladium Forward — 90 Day Settlement	Oct-20	3	147,164	9,702
LME Palladium Forward — 90 Day Settlement	Oct-20	7	343,438	21,306
LME Palladium Forward — 90 Day Settlement	Oct-20	6	294,345	21,577
LME Palladium Forward — 90 Day Settlement	Oct-20	2	98,191	5,728
LME Palladium Forward — 90 Day Settlement	Oct-20	6	294,668	12,570
LME Palladium Forward — 90 Day Settlement	Nov-20	1	49,143	2,018
LME Palladium Forward — 90 Day Settlement	Nov-20	1	49,159	1,471
LME Palladium Forward — 90 Day Settlement	Nov-20	1	49,167	530
LME Palladium Forward — 90 Day Settlement	Nov-20	1	49,215	390
LME Palladium Forward — 90 Day Settlement	Nov-20	9	443,005	2,363
LME Palladium Forward — 90 Day Settlement	Nov-20	2	98,525	(514)

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
LME Palladium Forward — 90 Day Settlement	Nov-20	2	$98,512	$(814)
LME Palladium Forward — 90 Day Settlement	Nov-20	13	640,750	(627)
LME Palladium Forward — 90 Day Settlement	Nov-20	3	147,889	(2,323)
LME Palladium Forward — 90 Day Settlement	Nov-20	1	49,312	(238)
LME Silver Forward — 90 Day Settlement	Sep-20	2	178,740	9,215
LME Silver Forward — 90 Day Settlement	Sep-20	1	89,347	4,897
LME Silver Forward — 90 Day Settlement	Sep-20	2	178,670	9,970
LME Silver Forward — 90 Day Settlement	Sep-20	4	357,340	19,484
LME Silver Forward — 90 Day Settlement	Oct-20	1	89,335	4,167
LME Silver Forward — 90 Day Settlement	Oct-20	3	268,005	11,865
LME Silver Forward — 90 Day Settlement	Oct-20	1	89,335	2,560
LME Silver Forward — 90 Day Settlement	Oct-20	2	178,630	2,210
LME Silver Forward — 90 Day Settlement	Oct-20	2	178,630	130
LME Silver Forward — 90 Day Settlement	Nov-20	1	89,315	(360)
LME Silver Forward — 90 Day Settlement	Nov-20	1	89,308	723
LME Silver Forward — 90 Day Settlement	Nov-20	2	178,610	2,610
LME Silver Forward — 90 Day Settlement	Nov-20	1	89,300	1,725
LME Silver Forward — 90 Day Settlement	Nov-20	2	178,517	4,587
LME Silver Forward — 90 Day Settlement	Nov-20	1	89,250	500
LME Zinc Forward	Sep-20	62	3,872,287	520,485
LME Zinc Forward	Oct-20	4	250,825	10,106
LME Zinc Forward	Dec-20	78	4,913,513	139,308
LME Zinc Forward — 90 Day Settlement	Sep-20	3	186,919	33,769
LME Zinc Forward — 90 Day Settlement	Sep-20	1	62,456	10,419
LME Zinc Forward — 90 Day Settlement	Sep-20	1	62,495	10,971
LME Zinc Forward — 90 Day Settlement	Oct-20	1	62,593	11,280
LME Zinc Forward — 90 Day Settlement	Oct-20	1	62,661	9,372
LME Zinc Forward — 90 Day Settlement	Oct-20	2	125,400	14,387
LME Zinc Forward — 90 Day Settlement	Oct-20	4	250,806	30,881
LME Zinc Forward — 90 Day Settlement	Oct-20	6	376,213	45,401
LME Zinc Forward — 90 Day Settlement	Oct-20	3	188,116	20,183
LME Zinc Forward — 90 Day Settlement	Oct-20	2	125,412	14,312
LME Zinc Forward — 90 Day Settlement	Oct-20	12	752,475	78,807
LME Zinc Forward — 90 Day Settlement	Oct-20	1	62,743	7,306
LME Zinc Forward — 90 Day Settlement	Oct-20	1	62,751	5,351
LME Zinc Forward — 90 Day Settlement	Oct-20	14	878,615	74,637
LME Zinc Forward — 90 Day Settlement	Nov-20	1	62,803	3,703
LME Zinc Forward — 90 Day Settlement	Nov-20	1	62,840	3,215
LME Zinc Forward — 90 Day Settlement	Nov-20	2	125,710	6,385
LME Zinc Forward — 90 Day Settlement	Nov-20	17	1,068,662	58,395
LME Zinc Forward — 90 Day Settlement	Nov-20	2	125,725	(1,525)
LME Zinc Forward — 90 Day Settlement	Nov-25	15	943,072	25,110
Long Gilt Futures	Dec-20	587	105,939,031	(561,932)
Low Sulphur Gasoil G Futures	Oct-20	7	257,775	(10,100)
Lumber Futures	Nov-20	7	575,575	(12,848)
MDAX Index Futures	Sep-20	2	327,275	11,211
Micro EUR/USD Futures	Sep-20	6	89,546	1,310
Milk Futures	Sep-20	5	156,800	(6,500)
Mill Wheat Euro	Dec-20	9	99,615	895
Mini H-Shares Index Futures	Sep-20	23	296,203	(8,330)
Mini HSI Index Futures	Sep-20	6	194,124	(4,472)

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
Mini TOPIX Index Futures	Sep-20	21	$320,408	$2,379
MSCI EAFE Index Futures	Sep-20	11	1,045,055	18,690
MSCI Emerging Markets Index Futures	Sep-20	37	2,035,740	17,540
MSCI Taiwan Index	Sep-20	139	6,826,290	(131,213)
Nasdaq 100 E-Mini	Sep-20	188	45,548,640	3,084,697
Natural Gas Futures	Oct-20	139	3,655,700	80,483
Natural Gas Futures	Nov-20	15	438,000	14,010
Natural Gas Futures	Dec-20	8	260,320	8,340
Natural Gas Futures ICE	Oct-20	15	179,951	28,427
Nikkei 225 (Osaka Securities Exchange)	Sep-20	29	6,341,311	115,467
Nikkei 225 (Singapore Exchange)	Sep-20	101	11,042,629	21,267
Nikkei 225 Mini	Sep-20	346	7,565,840	137,198
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-20	5	255,633	(12,827)
NYSE FANG+ Index Futures	Sep-20	4	1,137,360	150,470
NZD Currency Futures	Sep-20	168	11,333,280	352,990
OMX Stockholm 30 Index Futures	Sep-20	339	6,917,328	(26,576)
Palladium Futures	Dec-20	5	1,139,650	43,920
Palm Oil Futures	Oct-20	2	33,357	594
Palm Oil Futures	Nov-20	27	443,680	13,426
Palm Oil Futures	Dec-20	2	32,541	1,284
Platinum Futures	Oct-20	11	515,845	(13,615)
Rapeseed Euro	Nov-20	5	114,263	477
Rough Rice Futures	Nov-20	4	98,840	320
Russell 2000 E-Mini	Sep-20	77	6,011,005	170,154
S&P 500 E-Mini Futures	Sep-20	436	76,276,020	2,734,120
S&P Mid 400 E-Mini	Sep-20	10	1,925,800	60,460
S&P/TSX 60 IX Futures	Sep-20	37	5,610,917	138,322
SGX Iron Ore 62% Futures	Oct-20	30	355,020	10,949
SGX Nifty 50	Sep-20	52	1,182,012	(16,725)
Short BTP Future	Sep-20	83	11,128,010	45,633
Silver Futures	Dec-20	55	7,863,350	309,085
Silver Futures	Mar-21	3	431,340	22,080
Soybean Futures	Nov-20	233	11,108,275	95,560
Soybean Futures	Mar-21	130	6,238,375	83,537
Soybean Meal Futures	Dec-20	6	187,500	6,530
Soybean Oil Futures	Dec-20	78	1,537,848	22,914
Soybean Oil Futures	Jan-21	4	79,200	2,220
Soybean Oil Futures	Mar-21	1	19,866	984
SPI 200 Futures	Sep-20	42	4,669,799	16,890
STOXX Europe 600 Index	Sep-20	39	850,062	(4,863)
Sugar No. 11 (World)	Oct-20	171	2,424,643	(14,571)
Sugar No. 11 (World)	Mar-21	249	3,703,526	(71,456)
Sugar No. 11 (World)	May-21	3	43,882	(448)
Swiss Federal Bond Futures	Sep-20	1	191,946	(852)
Topix Index Futures	Sep-20	45	6,865,883	103,101
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-20	751	104,576,750	82,219
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-20	406	89,703,797	32,914
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-20	1,143	144,053,719	174,054
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-20	160	28,115,000	(98,064)
U.S. Treasury Ultra 10-Year Notes	Dec-20	68	10,841,750	15,828

The accompanying notes are an integral part of the consolidated financial statements.

19

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-20	17	$3,755,406	$(32,547)
USD/NOK Futures	Sep-20	2	199,813	(12,227)
USD/SEK Futures	Sep-20	3	299,766	(19,301)
Wheat (Chicago Board of Trade)	Dec-20	111	3,064,988	46,662
Wheat (Chicago Board of Trade)	Mar-21	4	112,100	(139)
White Sugar ICE	Dec-20	3	54,780	(420)
WTI Crude Futures	Oct-20	63	2,641,820	(3,750)
WTI Crude Futures	Dec-20	22	950,620	6,670
				$38,719,449

Short Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-20	10	$(1,430,581)	$2,766
3-Month Euro Euribor	Dec-20	1	(299,739)	(30)
3-Month Euro Euribor	Mar-21	1	(299,754)	(30)
90-DAY Eurodollar Futures	Dec-20	16	(3,988,600)	(125)
90-DAY Eurodollar Futures	Mar-21	887	(221,306,500)	(413)
90-DAY Eurodollar Futures	Jun-21	656	(163,688,400)	825
90-DAY Eurodollar Futures	Sep-21	10	(2,495,125)	(325)
90-DAY Sterling Futures	Dec-20	7	(1,168,433)	(326)
90-DAY Sterling Futures	Mar-21	3	(500,932)	175
Amsterdam Index Futures	Sep-20	5	(654,968)	10,108
AUD/USD Currency Futures	Sep-20	605	(44,703,450)	(1,872,288)
Australian 10-Year Bond Futures	Sep-20	21	(2,284,074)	2,875
Brent Crude Futures	Nov-20	71	(3,214,880)	(1,550)
Brent Crude Futures	Dec-20	14	(639,240)	(19,260)
Brent Crude Futures	Jan-21	3	(138,090)	1,090
CAC40 10 Euro Futures	Sep-20	19	(1,002,679)	1,005
CAD Currency Futures	Sep-20	244	(18,731,880)	(241,252)
Canola Futures (Winnipeg Commodity Exchange)	Jan-21	4	(31,004)	(1,343)
Cattle Feeder Futures	Oct-20	1	-	(413)
Cocoa Futures ICE	Dec-20	24	(565,287)	(24,342)
Coffee ‘C’ Futures	Dec-20	15	(725,906)	(77,606)
Corn Futures	Dec-20	314	(5,616,675)	(281,200)
Corn Futures	Mar-21	325	(5,971,875)	(417,338)
DAX Index Futures	Sep-20	7	(2,699,408)	31,236
DAX-Mini Futures	Sep-20	1	-	1,074
DJIA Mini E-CBOT	Sep-20	1	(142,080)	(15,040)
Dollar Index	Sep-20	43	(3,961,633)	75,907
E-Mini Energy Select Futures	Sep-20	1	(36,880)	280
E-Mini Financial Select Futures	Sep-20	1	(76,962)	1,325
EUR Foreign Exchange Currency Futures	Sep-20	152	(22,685,050)	(1,027,448)
Euro STOXX 50	Sep-20	20	(662,367)	(6,701)
Euro/CHF 3-Month Futures ICE	Dec-20	1	(278,555)	—
Euro/CHF 3-Month Futures ICE	Mar-21	2	(557,110)	(28)
Euro/CHF 3-Month Futures ICE	Jun-21	2	(557,055)	138
Euro/CHF 3-Month Futures ICE	Sep-21	1	(278,500)	83

The accompanying notes are an integral part of the consolidated financial statements.

20

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Short Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
Euro-Bobl Futures	Sep-20	224	$(35,987,876)	$132,235
Euro-Bund Futures	Sep-20	184	(38,548,701)	4,308
Euro-Schatz Futures	Sep-20	363	(48,523,169)	16,337
FTSE 100 Index Futures	Sep-20	47	(3,745,462)	99,856
FTSE/JSE TOP 40	Sep-20	1	(30,141)	569
FTSE/MIB Index Futures	Sep-20	10	(1,170,911)	567
Gasoline RBOB Futures	Oct-20	65	(3,313,401)	79,737
Gasoline RBOB Futures	Nov-20	28	(149,688)	15,200
Gasoline RBOB Futures	Dec-20	1	(49,413)	235
Gasoline RBOB Futures	Jan-21	1	(49,594)	626
GBP Currency Futures	Sep-20	164	(13,713,475)	(517,663)
Hang Seng Index Futures	Sep-20	1	(161,770)	1,923
IBEX 35 Index Futures	Sep-20	7	(581,014)	3,475
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-20	62	(75,855,828)	132,842
JPY Currency Futures	Sep-20	14	(1,653,313)	(2,494)
Kansas City Hard Red Winter Wheat Futures	Dec-20	91	(2,162,388)	(209,250)
Kansas City Hard Red Winter Wheat Futures	Mar-21	4	(97,250)	(8,263)
Lean Hogs Futures	Oct-20	87	(1,865,280)	(116,490)
Lean Hogs Futures	Dec-20	27	(595,350)	(33,780)
Live Cattle Futures	Oct-20	11	(463,320)	(1,760)
Live Cattle Futures	Dec-20	13	(566,670)	(12,910)
Live Cattle Futures	Feb-21	11	(494,230)	1,240
Live Cattle Futures	Apr-21	12	(549,840)	460
LME Aluminum Forward	Sep-20	1,800	(79,717,500)	(7,783,121)
LME Aluminum Forward	Oct-20	15	(670,312)	(9,850)
LME Aluminum Forward	Dec-20	432	(19,502,100)	(263,669)
LME Aluminum Forward — 90 Day Settlement	Sep-20	6	(264,675)	(26,175)
LME Aluminum Forward — 90 Day Settlement	Sep-20	3	(132,402)	(11,718)
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	(44,200)	(3,526)
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	(44,217)	(4,355)
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	(44,250)	(4,625)
LME Aluminum Forward — 90 Day Settlement	Sep-20	6	(265,884)	(22,218)
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	(44,394)	(4,369)
LME Aluminum Forward — 90 Day Settlement	Sep-20	1	(44,407)	(5,195)
LME Aluminum Forward — 90 Day Settlement	Oct-20	2	(89,079)	(7,498)
LME Aluminum Forward — 90 Day Settlement	Oct-20	8	(356,474)	(19,892)
LME Aluminum Forward — 90 Day Settlement	Oct-20	3	(133,707)	(8,433)
LME Aluminum Forward — 90 Day Settlement	Oct-20	7	(312,330)	(21,429)
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	(44,628)	(3,139)
LME Aluminum Forward — 90 Day Settlement	Oct-20	6	(267,830)	(18,891)
LME Aluminum Forward — 90 Day Settlement	Oct-20	21	(938,233)	(36,657)
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	(44,688)	(1,611)
LME Aluminum Forward — 90 Day Settlement	Oct-20	3	(134,072)	(7,872)
LME Aluminum Forward — 90 Day Settlement	Oct-20	18	(804,488)	(43,100)
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	(44,740)	(1,652)
LME Aluminum Forward — 90 Day Settlement	Oct-20	4	(179,054)	(1,399)
LME Aluminum Forward — 90 Day Settlement	Oct-20	3	(134,325)	(2,640)
LME Aluminum Forward — 90 Day Settlement	Nov-20	2	(89,638)	(2,460)
LME Aluminum Forward — 90 Day Settlement	Nov-20	2	(89,650)	(913)
LME Aluminum Forward — 90 Day Settlement	Nov-20	12	(537,975)	(4,073)

The accompanying notes are an integral part of the consolidated financial statements.

21

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Short Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
LME Aluminum Forward — 90 Day Settlement	Nov-20	10	$(448,562)	$(6,598)
LME Aluminum Forward — 90 Day Settlement	Nov-20	17	(762,875)	(5,340)
LME Aluminum Forward — 90 Day Settlement	Nov-20	1	(44,931)	(619)
LME Copper Forward	Sep-20	654	(109,242,525)	(11,590,187)
LME Copper Forward	Oct-20	12	(2,001,600)	(69,715)
LME Copper Forward	Dec-20	90	(14,999,063)	(271,681)
LME Copper Forward — 90 Day Settlement	Sep-20	2	(334,425)	(44,048)
LME Copper Forward — 90 Day Settlement	Sep-20	2	(334,250)	(47,850)
LME Copper Forward — 90 Day Settlement	Sep-20	1	(167,037)	(23,831)
LME Copper Forward — 90 Day Settlement	Sep-20	7	(1,168,081)	(85,785)
LME Copper Forward — 90 Day Settlement	Oct-20	1	(166,770)	(12,075)
LME Copper Forward — 90 Day Settlement	Oct-20	9	(1,501,182)	(31,993)
LME Copper Forward — 90 Day Settlement	Oct-20	3	(500,419)	(14,419)
LME Copper Forward — 90 Day Settlement	Oct-20	2	(333,662)	(9,613)
LME Copper Forward — 90 Day Settlement	Oct-20	9	(1,501,513)	(49,712)
LME Copper Forward — 90 Day Settlement	Oct-20	8	(1,334,736)	(45,254)
LME Copper Forward — 90 Day Settlement	Oct-20	15	(2,502,844)	(74,431)
LME Copper Forward — 90 Day Settlement	Oct-20	14	(2,333,933)	(67,025)
LME Copper Forward — 90 Day Settlement	Nov-20	14	(2,334,500)	(104,456)
LME Copper Forward — 90 Day Settlement	Nov-20	2	(333,512)	(14,862)
LME Copper Forward — 90 Day Settlement	Nov-20	14	(2,334,647)	(53,072)
LME Copper Forward — 90 Day Settlement	Nov-20	2	(333,525)	(16,312)
LME Lead Forward	Sep-20	42	(2,050,125)	(125,851)
LME Lead Forward	Dec-20	27	(1,334,137)	(22,842)
LME Nickel Forward	Sep-20	77	(7,088,928)	(1,308,165)
LME Nickel Forward	Oct-20	3	(276,399)	(13,018)
LME Nickel Forward	Dec-20	21	(1,938,258)	(144,069)
LME Nickel Forward — 90 Day Settlement	Sep-20	1	(92,048)	(13,670)
LME Nickel Forward — 90 Day Settlement	Sep-20	1	(92,059)	(11,220)
LME Nickel Forward — 90 Day Settlement	Sep-20	2	(184,129)	(31,219)
LME Nickel Forward — 90 Day Settlement	Oct-20	2	(184,158)	(24,155)
LME Nickel Forward — 90 Day Settlement	Oct-20	1	(92,099)	(10,616)
LME Nickel Forward — 90 Day Settlement	Oct-20	1	(92,113)	(10,609)
LME Nickel Forward — 90 Day Settlement	Oct-20	3	(276,348)	(38,442)
LME Nickel Forward — 90 Day Settlement	Oct-20	2	(184,237)	(25,442)
LME Nickel Forward — 90 Day Settlement	Oct-20	2	(184,260)	(20,406)
LME Nickel Forward — 90 Day Settlement	Oct-20	3	(276,399)	(17,037)
LME Nickel Forward — 90 Day Settlement	Oct-20	3	(276,453)	(28,722)
LME Nickel Forward — 90 Day Settlement	Oct-20	4	(368,631)	(26,651)
LME Nickel Forward — 90 Day Settlement	Nov-20	4	(368,808)	(16,215)
LME Nickel Forward — 90 Day Settlement	Nov-20	1	(92,193)	(4,047)
LME Palladium Forward — 90 Day Settlement	Sep-20	1	(48,734)	(4,960)
LME Palladium Forward — 90 Day Settlement	Sep-20	1	(48,764)	(5,639)
LME Palladium Forward — 90 Day Settlement	Sep-20	2	(97,615)	(8,127)
LME Palladium Forward — 90 Day Settlement	Sep-20	1	(48,889)	(4,449)
LME Palladium Forward — 90 Day Settlement	Oct-20	3	(147,022)	(9,059)
LME Palladium Forward — 90 Day Settlement	Oct-20	3	(147,070)	(9,081)
LME Palladium Forward — 90 Day Settlement	Oct-20	3	(147,164)	(10,242)
LME Palladium Forward — 90 Day Settlement	Oct-20	7	(343,438)	(23,878)
LME Palladium Forward — 90 Day Settlement	Oct-20	6	(294,345)	(18,679)

The accompanying notes are an integral part of the consolidated financial statements.

22

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Short Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
LME Palladium Forward — 90 Day Settlement	Oct-20	2	$(98,191)	$(4,559)
LME Palladium Forward — 90 Day Settlement	Oct-20	6	(294,667)	(1,420)
LME Palladium Forward — 90 Day Settlement	Nov-20	1	(49,143)	(1,275)
LME Palladium Forward — 90 Day Settlement	Nov-20	1	(49,159)	(258)
LME Palladium Forward — 90 Day Settlement	Nov-20	1	(49,167)	(261)
LME Palladium Forward — 90 Day Settlement	Nov-20	1	(49,215)	(282)
LME Palladium Forward — 90 Day Settlement	Nov-20	9	(443,005)	419
LME Palladium Forward — 90 Day Settlement	Nov-20	2	(98,525)	80
LME Palladium Forward — 90 Day Settlement	Nov-20	2	(98,512)	88
LME Palladium Forward — 90 Day Settlement	Nov-20	3	(147,866)	569
LME Palladium Forward — 90 Day Settlement	Nov-20	1	(49,313)	63
LME Silver Forward — 90 Day Settlement	Sep-20	2	(178,740)	(9,822)
LME Silver Forward — 90 Day Settlement	Sep-20	1	(89,347)	(4,860)
LME Silver Forward — 90 Day Settlement	Sep-20	2	(178,670)	(9,820)
LME Silver Forward — 90 Day Settlement	Sep-20	4	(357,340)	(16,015)
LME Silver Forward — 90 Day Settlement	Oct-20	1	(89,335)	(5,060)
LME Silver Forward — 90 Day Settlement	Oct-20	3	(268,005)	(14,355)
LME Silver Forward — 90 Day Settlement	Oct-20	1	(89,335)	(1,389)
LME Silver Forward — 90 Day Settlement	Oct-20	2	(178,630)	(165)
LME Silver Forward — 90 Day Settlement	Oct-20	2	(178,630)	(2,078)
LME Silver Forward — 90 Day Settlement	Nov-20	1	(89,315)	(1,338)
LME Silver Forward — 90 Day Settlement	Nov-20	1	(89,308)	(458)
LME Silver Forward — 90 Day Settlement	Nov-20	2	(178,610)	(3,598)
LME Silver Forward — 90 Day Settlement	Nov-20	1	(89,300)	(2,290)
LME Zinc Forward	Sep-20	62	(3,872,288)	(611,393)
LME Zinc Forward	Oct-20	1	(62,706)	(3,056)
LME Zinc Forward	Dec-20	20	(1,259,875)	(68,854)
LME Zinc Forward — 90 Day Settlement	Sep-20	3	(186,919)	(35,812)
LME Zinc Forward — 90 Day Settlement	Sep-20	1	(62,456)	(11,581)
LME Zinc Forward — 90 Day Settlement	Sep-20	1	(62,495)	(9,302)
LME Zinc Forward — 90 Day Settlement	Oct-20	1	(62,593)	(11,034)
LME Zinc Forward — 90 Day Settlement	Oct-20	1	(62,661)	(7,817)
LME Zinc Forward — 90 Day Settlement	Oct-20	2	(125,400)	(15,692)
LME Zinc Forward — 90 Day Settlement	Oct-20	4	(250,806)	(26,343)
LME Zinc Forward — 90 Day Settlement	Oct-20	6	(376,213)	(40,218)
LME Zinc Forward — 90 Day Settlement	Oct-20	3	(188,116)	(19,750)
LME Zinc Forward — 90 Day Settlement	Oct-20	2	(125,412)	(13,172)
LME Zinc Forward — 90 Day Settlement	Oct-20	12	(752,475)	(69,410)
LME Zinc Forward — 90 Day Settlement	Oct-20	1	(62,744)	(5,643)
LME Zinc Forward — 90 Day Settlement	Oct-20	1	(62,751)	(5,645)
LME Zinc Forward — 90 Day Settlement	Oct-20	14	(878,616)	(49,266)
LME Zinc Forward — 90 Day Settlement	Nov-20	1	(62,803)	(2,584)
LME Zinc Forward — 90 Day Settlement	Nov-20	1	(62,840)	(3,535)
LME Zinc Forward — 90 Day Settlement	Nov-20	2	(125,710)	(6,972)
LME Zinc Forward — 90 Day Settlement	Nov-20	17	(1,068,663)	(25,269)
LME Zinc Forward — 90 Day Settlement	Nov-20	2	(125,725)	(1,125)
LME Zinc Forward — 90 Day Settlement	Nov-25	2	(125,743)	(1,730)
Long Gilt Futures	Dec-20	44	(7,940,915)	22,083
Low Sulphur Gasoil G Futures	Oct-20	103	(3,792,975)	102,450
Low Sulphur Gasoil G Futures	Nov-20	20	(748,000)	17,500

The accompanying notes are an integral part of the consolidated financial statements.

23

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Short Contracts	Expiration Date	Number Of Contracts	Notional Amount	Value And Unrealized Appreciation/ (Depreciation)
Low Sulphur Gasoil G Futures	Dec-20	1	$(37,800)	$625
Mill Wheat Euro	May-21	2	(22,435)	(283)
Mini FTSE/MIB Pound Futures	Sep-20	2	(46,836)	50
MSCI EAFE Index Futures	Sep-20	4	(380,020)	(16,480)
MSCI Singapore Exchange ETS	Sep-20	16	(342,391)	919
MXN Currency Futures	Sep-20	102	(2,326,620)	(65,855)
Natural Gas Futures	Oct-20	167	(4,392,100)	(378,810)
Natural Gas Futures	Nov-20	65	(1,898,000)	(182,020)
Nikkei 225 (Singapore Exchange)	Sep-20	70	(7,653,307)	(106,005)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-20	141	(7,208,850)	228,589
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-20	15	(781,389)	21,119
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-20	6	(318,326)	5,741
NZD Currency Futures	Sep-20	5	(337,300)	(9,800)
OAT Futures	Dec-20	1	(13,750)	(1,113)
Orange Juice Futures	Nov-20	1	(17,520)	1,005
Platinum Futures	Oct-20	137	(6,424,615)	(205,300)
Red Wheat Futures (Minneapolis Grain Exchange)	Dec-20	4	(107,900)	(4,712)
Russell 2000 E-Mini	Sep-20	3	(234,195)	(19,530)
S&P 500 E-Mini Futures	Sep-20	59	(10,321,755)	(917,693)
S&P Mid 400 E-Mini	Sep-20	2	(385,160)	(19,130)
S&P/TSX 60 IX Futures	Sep-20	4	(606,586)	(44,890)
SGX Nifty 50	Sep-20	17	(386,427)	4,203
Soybean Futures	Nov-20	69	(3,289,575)	(197,550)
Soybean Futures	Jan-21	3	(143,962)	(1,187)
Soybean Meal Futures	Dec-20	61	(1,906,250)	(121,830)
Soybean Meal Futures	Jan-21	5	(157,200)	(6,950)
SPI 200 Futures	Sep-20	11	(1,223,042)	(20,006)
STOXX Dividend Futures	Dec-21	5	(48,509)	(1,563)
STOXX Europe 600 Banks Index	Sep-20	11	(60,580)	(1,557)
STOXX Europe 600 Institutional Index	Sep-20	2	(29,965)	(1,384)
Sugar No. 11 (World)	Oct-20	74	(1,049,261)	(44,265)
Sugar No. 11 (World)	May-21	8	(117,018)	986
Topix Index Futures	Sep-20	2	(305,150)	(14,257)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-20	852	(118,641,000)	(49,234)
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-20	68	(15,024,281)	(4,250)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-20	76	(9,578,375)	(10,883)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-20	25	(4,392,969)	15,969
Wheat (Chicago Board of Trade)	Dec-20	163	(4,500,837)	(393,437)
WTI Crude Futures	Oct-20	46	(1,960,060)	(24,000)
WTI Crude Futures	Nov-20	11	(471,900)	(14,960)
WTI Crude Futures	Jan-21	3	(130,590)	(940)
WTI Crude Futures IPE	Oct-20	1	(42,610)	130
WTI Crude Futures IPE	Nov-20	1	(42,900)	540
				$(30,798,291)
Total Futures Contracts				$7,921,158

The accompanying notes are an integral part of the consolidated financial statements.

24

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Forward foreign currency contracts outstanding as of August 31, 2020 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	1,200,000	JPY	93,189,028	Sep 01 2020	BOA	$ 5,207
AUD	343,323	USD	252,081	Sep 01 2020	BOA	1,137
AUD	17,353,375	USD	12,180,759	Sep 16 2020	BOA	618,905
AUD	32,168,000	USD	22,607,695	Sep 18 2020	BOA	1,119,260
AUD	10,600,000	CAD	10,096,606	Sep 23 2020	BOA	77,440
AUD	1,029,494	EUR	625,000	Sep 23 2020	BOA	13,139
AUD	5,911,100	GBP	3,250,000	Sep 23 2020	BOA	14,945
AUD	8,800,000	JPY	670,370,800	Sep 23 2020	BOA	159,674
AUD	18,200,000	NZD	20,098,042	Sep 23 2020	BOA	(113,246)
AUD	8,200,000	USD	5,904,908	Sep 23 2020	BOA	143,488
AUD	3,524,000	USD	2,560,813	Oct 16 2020	BOA	38,683
BRL	9,835,436	USD	1,889,819	Sep 16 2020	BOA	(95,412)
CAD	26,289,893	USD	19,579,250	Sep 16 2020	BOA	577,201
CAD	20,114,000	USD	15,178,860	Sep 18 2020	BOA	242,623
CAD	200,000	JPY	16,119,660	Sep 23 2020	BOA	1,102
CAD	8,100,000	USD	6,161,256	Sep 23 2020	BOA	49,134
CHF	31,240,979	USD	34,374,526	Sep 01 2020	BOA	186,837
CHF	31,240,979	USD	34,510,809	Sep 02 2020	BOA	51,401
CHF	31,240,979	USD	34,564,799	Sep 03 2020	BOA	(1,743)
CHF	11,145,000	USD	11,888,787	Sep 18 2020	BOA	446,792
CHF	12,377,347	EUR	11,500,000	Sep 23 2020	BOA	(28,826)
CHF	891,314	GBP	750,000	Sep 23 2020	BOA	(16,040)
CHF	4,500,000	JPY	525,128,850	Sep 23 2020	BOA	21,942
CHF	5,625,000	USD	6,220,996	Sep 23 2020	BOA	5,876
CLP	76,653,000	USD	100,000	Sep 08 2020	BOA	(1,415)
CLP	158,818,000	USD	200,000	Sep 14 2020	BOA	4,258
CLP	1,608,826,315	USD	2,060,587	Sep 16 2020	BOA	8,547
CLP	79,555,000	USD	100,000	Sep 17 2020	BOA	2,317
CLP	78,905,000	USD	100,000	Sep 21 2020	BOA	1,480
CLP	78,907,000	USD	100,000	Sep 24 2020	BOA	1,483
CLP	77,959,856	USD	100,000	Sep 28 2020	BOA	264
CNH	55,911,256	USD	8,000,000	Sep 16 2020	BOA	151,486
CNH	53,332,918	USD	7,700,000	Sep 23 2020	BOA	70,668
COP	1,645,602,350	USD	450,000	Sep 16 2020	BOA	(10,601)
CZK	40,688,920	EUR	1,550,000	Sep 16 2020	BOA	(1,643)
EUR	200,000	GBP	179,095	Sep 01 2020	BOA	(732)
EUR	47,352,226	USD	55,977,197	Sep 01 2020	BOA	531,592
EUR	400,000	GBP	357,777	Sep 02 2020	BOA	(905)
EUR	47,352,226	USD	56,280,157	Sep 02 2020	BOA	229,837
EUR	12,315,000	CHF	13,258,551	Sep 03 2020	BOA	28,567
EUR	53,594,044	USD	63,894,819	Sep 03 2020	BOA	65,503
EUR	2,750,000	CZK	73,285,600	Sep 16 2020	BOA	(46,863)
EUR	7,400,000	HUF	2,611,547,218	Sep 16 2020	BOA	69,187
EUR	4,550,000	NOK	48,611,788	Sep 16 2020	BOA	(133,786)
EUR	3,050,000	PLN	13,606,653	Sep 16 2020	BOA	(53,882)
EUR	1,300,000	SEK	13,583,461	Sep 16 2020	BOA	(18,770)
EUR	20,642,171	USD	23,651,673	Sep 16 2020	BOA	990,316
EUR	27,022,000	USD	31,079,540	Sep 18 2020	BOA	1,179,967
EUR	5,125,000	AUD	8,437,856	Sep 23 2020	BOA	(104,795)

The accompanying notes are an integral part of the consolidated financial statements.

25

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
EUR	5,750,000	CAD	9,021,537	Sep 23 2020	BOA	$ (51,676)
EUR	4,750,000	CHF	5,116,035	Sep 23 2020	BOA	7,863
EUR	4,800,000	GBP	4,346,081	Sep 23 2020	BOA	(79,551)
EUR	600,000	HUF	209,884,620	Sep 23 2020	BOA	11,991
EUR	4,100,000	JPY	514,962,050	Sep 23 2020	BOA	31,701
EUR	900,000	PLN	3,961,284	Sep 23 2020	BOA	(1,158)
EUR	5,000,000	USD	5,951,690	Sep 23 2020	BOA	18,111
EUR	659,000	USD	783,500	Oct 16 2020	BOA	3,719
GBP	179,146	EUR	200,000	Sep 01 2020	BOA	801
GBP	10,509,274	USD	13,876,183	Sep 01 2020	BOA	172,200
GBP	89,286	EUR	100,000	Sep 02 2020	BOA	15
GBP	125,000	JPY	17,625,323	Sep 02 2020	BOA	682
GBP	12,261,239	USD	16,188,466	Sep 02 2020	BOA	201,937
GBP	11,425,238	USD	15,278,091	Sep 03 2020	BOA	(5,167)
GBP	15,665,991	USD	19,866,803	Sep 16 2020	BOA	1,076,889
GBP	19,891,000	USD	25,597,736	Sep 18 2020	BOA	994,757
GBP	1,255,996	EUR	1,400,000	Sep 23 2020	BOA	7,678
GBP	250,000	JPY	34,671,475	Sep 23 2020	BOA	6,788
GBP	3,812,500	USD	5,011,001	Sep 23 2020	BOA	86,179
HUF	796,896,955	EUR	2,300,000	Sep 16 2020	BOA	(71,175)
HUF	2,128,569,231	USD	6,986,310	Sep 16 2020	BOA	157,456
HUF	411,328,260	USD	1,400,000	Sep 23 2020	BOA	(19,558)
HUF	1,864,500,000	USD	6,361,790	Oct 16 2020	BOA	(105,744)
ILS	6,485,270	USD	1,900,000	Sep 16 2020	BOA	33,668
ILS	15,649,752	USD	4,600,000	Sep 23 2020	BOA	66,644
INR	674,865,000	USD	9,000,000	Sep 08 2020	BOA	161,757
INR	674,899,200	USD	9,000,000	Sep 14 2020	BOA	155,818
INR	1,148,385,515	USD	15,136,209	Sep 16 2020	BOA	439,390
INR	662,242,500	USD	9,000,000	Sep 21 2020	BOA	(23,206)
INR	714,013,579	USD	9,600,000	Sep 28 2020	BOA	70,679
JPY	93,254,880	AUD	1,200,000	Sep 01 2020	BOA	(4,585)
JPY	341,248,800	NZD	4,800,000	Sep 01 2020	BOA	(11,335)
JPY	323,413,226	USD	3,042,757	Sep 01 2020	BOA	10,790
JPY	32,313,788	CAD	400,000	Sep 02 2020	BOA	(1,570)
JPY	35,795,090	EUR	285,182	Sep 02 2020	BOA	(2,368)
JPY	17,528,000	GBP	125,000	Sep 02 2020	BOA	(1,601)
JPY	170,549,590	NZD	2,400,000	Sep 02 2020	BOA	(6,356)
JPY	250,330,150	USD	2,373,979	Sep 02 2020	BOA	(10,432)
JPY	286,125,240	USD	2,702,431	Sep 03 2020	BOA	(890)
JPY	3,606,845,518	USD	33,856,326	Sep 16 2020	BOA	204,780
JPY	5,576,588,000	USD	52,425,092	Sep 18 2020	BOA	238,783
JPY	61,282,080	AUD	800,000	Sep 23 2020	BOA	(11,312)
JPY	272,214,320	CAD	3,400,000	Sep 23 2020	BOA	(35,915)
JPY	512,639,360	NZD	7,400,000	Sep 23 2020	BOA	(142,928)
JPY	450,000,000	USD	4,264,796	Sep 23 2020	BOA	(14,792)
KRW	5,797,337,000	USD	4,900,000	Sep 08 2020	BOA	(19,794)
KRW	3,076,268,000	USD	2,600,000	Sep 14 2020	BOA	(10,376)
KRW	6,345,416,121	USD	5,309,742	Sep 16 2020	BOA	31,885
KRW	8,911,650,000	USD	7,500,000	Sep 21 2020	BOA	1,946
MXN	173,818,777	USD	7,795,752	Sep 17 2020	BOA	131,121
MXN	152,188,000	USD	6,833,590	Sep 18 2020	BOA	105,986

The accompanying notes are an integral part of the consolidated financial statements.

26

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
MXN	13,500,000	USD	605,929	Sep 23 2020	BOA	$ 9,281
NOK	13,754,162	EUR	1,300,000	Sep 16 2020	BOA	22,778
NOK	43,340,456	USD	4,656,956	Sep 16 2020	BOA	304,979
NOK	11,823,783	EUR	1,125,000	Sep 23 2020	BOA	10,537
NOK	11,478,171	USD	1,300,000	Sep 23 2020	BOA	14,172
NZD	4,800,000	JPY	340,573,757	Sep 01 2020	BOA	17,708
NZD	386,375	USD	258,512	Sep 01 2020	BOA	1,750
NZD	200,000	JPY	14,268,200	Sep 02 2020	BOA	3
NZD	9,975,151	USD	6,514,923	Sep 16 2020	BOA	204,234
NZD	14,956,000	USD	9,874,722	Sep 18 2020	BOA	199,462
NZD	9,200,000	JPY	646,708,680	Sep 23 2020	BOA	89,168
NZD	7,100,000	USD	4,646,751	Sep 23 2020	BOA	135,700
NZD	35,820,000	USD	23,544,684	Oct 16 2020	BOA	582,166
PHP	236,231,033	USD	4,750,000	Sep 16 2020	BOA	117,928
PLN	10,803,160	EUR	2,450,000	Sep 16 2020	BOA	8,857
PLN	22,101,655	USD	5,692,337	Sep 16 2020	BOA	309,353
PLN	18,121,670	USD	4,900,000	Sep 23 2020	BOA	21,103
PLN	53,900,000	USD	14,454,943	Oct 16 2020	BOA	184,007
RUB	37,125,900	USD	503,067	Sep 01 2020	BOA	(1,908)
RUB	3,465,409	USD	50,000	Sep 16 2020	BOA	(3,297)
RUB	37,207,050	USD	500,000	Sep 23 2020	BOA	1,044
SEK	121,919,001	EUR	11,800,000	Sep 16 2020	BOA	11,149
SEK	81,577,726	USD	8,936,949	Sep 16 2020	BOA	495,973
SEK	61,863,282	EUR	6,000,000	Sep 23 2020	BOA	(9,827)
SEK	48,560,391	NOK	49,500,000	Sep 23 2020	BOA	(51,837)
SEK	32,915,182	USD	3,800,000	Sep 23 2020	BOA	6,346
SEK	96,380,000	USD	11,085,802	Oct 16 2020	BOA	62,490
SGD	16,873,124	USD	12,330,000	Sep 03 2020	BOA	71,635
SGD	6,245,629	USD	4,524,791	Sep 16 2020	BOA	65,722
SGD	15,584,513	USD	11,400,000	Sep 23 2020	BOA	54,647
THB	116,649,362	USD	3,750,000	Sep 16 2020	BOA	(2,215)
TWD	73,001,500	USD	2,500,000	Sep 08 2020	BOA	(11,954)
TWD	137,801,355	USD	4,708,425	Sep 16 2020	BOA	(11,722)
TWD	38,147,499	USD	1,300,000	Sep 18 2020	BOA	196
TWD	111,400,900	USD	3,800,000	Sep 21 2020	BOA	(3,037)
TWD	111,336,200	USD	3,800,000	Sep 28 2020	BOA	(5,144)
USD	252,459	AUD	343,323	Sep 01 2020	BOA	(759)
USD	6,919,248	AUD	9,945,758	Sep 16 2020	BOA	(416,637)
USD	11,470,080	AUD	16,161,000	Sep 18 2020	BOA	(450,193)
USD	2,523,056	AUD	3,524,000	Oct 16 2020	BOA	(76,441)
USD	4,209,315	BRL	22,680,686	Sep 16 2020	BOA	71,382
USD	13,952,371	CAD	18,939,884	Sep 16 2020	BOA	(568,831)
USD	14,878,387	CAD	20,053,000	Sep 18 2020	BOA	(496,328)
USD	34,508,979	CHF	31,240,979	Sep 01 2020	BOA	(52,384)
USD	34,562,428	CHF	31,240,979	Sep 02 2020	BOA	219
USD	1,380,550	CHF	1,267,000	Sep 18 2020	BOA	(21,799)
USD	100,000	CLP	79,418,000	Sep 08 2020	BOA	(2,141)
USD	200,000	CLP	158,233,288	Sep 14 2020	BOA	(3,506)
USD	2,746,410	CLP	2,202,718,540	Sep 16 2020	BOA	(86,538)
USD	100,000	CLP	79,425,000	Sep 17 2020	BOA	(2,150)
USD	100,000	CLP	79,563,000	Sep 21 2020	BOA	(2,327)

The accompanying notes are an integral part of the consolidated financial statements.

27

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	100,000	CLP	78,876,144	Sep 24 2020	BOA	$ (1,443)
USD	200,000	CLP	157,833,000	Sep 28 2020	BOA	(2,989)
USD	750,000	CNH	5,319,446	Sep 16 2020	BOA	(25,540)
USD	6,400,000	CNH	44,433,491	Sep 23 2020	BOA	(74,011)
USD	3,250,000	COP	12,219,049,525	Sep 16 2020	BOA	(12,660)
USD	56,278,121	EUR	47,352,226	Sep 01 2020	BOA	(230,668)
USD	56,169,810	EUR	47,067,044	Sep 02 2020	BOA	152
USD	25,886,742	EUR	22,697,622	Sep 16 2020	BOA	(1,208,982)
USD	15,440,886	EUR	13,175,000	Sep 18 2020	BOA	(287,742)
USD	53,259,218	EUR	44,944,000	Oct 16 2020	BOA	(429,342)
USD	13,875,463	GBP	10,509,325	Sep 01 2020	BOA	(172,988)
USD	16,394,042	GBP	12,261,239	Sep 02 2020	BOA	3,639
USD	15,062,555	GBP	12,011,339	Sep 16 2020	BOA	(995,273)
USD	14,703,185	GBP	11,570,000	Sep 18 2020	BOA	(764,873)
USD	17,264,287	GBP	13,176,000	Oct 16 2020	BOA	(353,764)
USD	1,900,000	HUF	564,134,422	Sep 02 2020	BOA	6,625
USD	3,855,395	HUF	1,201,924,030	Sep 16 2020	BOA	(178,424)
USD	197,566	HUF	59,500,000	Oct 16 2020	BOA	(2,077)
USD	1,600,000	ILS	5,526,131	Sep 16 2020	BOA	(47,688)
USD	9,000,000	INR	678,184,626	Sep 08 2020	BOA	(206,823)
USD	9,000,000	INR	675,495,000	Sep 14 2020	BOA	(163,900)
USD	8,039,735	INR	609,055,164	Sep 16 2020	BOA	(220,904)
USD	9,000,000	INR	675,574,200	Sep 21 2020	BOA	(157,507)
USD	9,600,000	INR	715,217,658	Sep 28 2020	BOA	(86,987)
USD	9,600,000	INR	707,256,000	Oct 01 2020	BOA	24,003
USD	3,070,073	JPY	324,154,130	Sep 01 2020	BOA	9,531
USD	2,702,354	JPY	286,125,240	Sep 02 2020	BOA	840
USD	32,966,469	JPY	3,552,170,386	Sep 16 2020	BOA	(578,314)
USD	46,813,666	JPY	4,986,081,000	Sep 18 2020	BOA	(273,611)
USD	40,422,076	JPY	4,291,500,000	Oct 16 2020	BOA	(120,785)
USD	4,900,000	KRW	5,804,049,423	Sep 08 2020	BOA	14,143
USD	2,600,000	KRW	3,083,673,611	Sep 14 2020	BOA	4,142
USD	5,388,285	KRW	6,497,454,571	Sep 16 2020	BOA	(81,330)
USD	7,500,000	KRW	8,874,926,000	Sep 21 2020	BOA	28,969
USD	7,500,000	KRW	8,912,625,000	Sep 28 2020	BOA	(2,825)
USD	3,066,956	MXN	69,334,925	Sep 17 2020	BOA	(95,011)
USD	3,399,502	MXN	76,552,000	Sep 18 2020	BOA	(91,170)
USD	270,258	MXN	6,000,000	Sep 23 2020	BOA	(3,168)
USD	2,046,612	NOK	19,786,906	Sep 16 2020	BOA	(218,739)
USD	1,199,950	NOK	10,730,000	Oct 16 2020	BOA	(28,691)
USD	260,324	NZD	386,375	Sep 01 2020	BOA	62
USD	4,978,026	NZD	7,639,288	Sep 16 2020	BOA	(167,719)
USD	8,572,893	NZD	13,126,000	Sep 18 2020	BOA	(268,625)
USD	150,000	PHP	7,484,789	Sep 16 2020	BOA	(4,236)
USD	2,260,998	PLN	8,954,500	Sep 16 2020	BOA	(170,591)
USD	500,000	RUB	37,125,900	Sep 01 2020	BOA	(1,159)
USD	3,900,000	RUB	282,714,441	Sep 16 2020	BOA	89,877
USD	1,300,000	RUB	95,530,630	Sep 23 2020	BOA	13,550
USD	3,713,142	SEK	33,788,315	Sep 16 2020	BOA	(193,838)
USD	3,540,330	SGD	4,929,748	Sep 16 2020	BOA	(83,016)
USD	4,700,000	THB	148,132,595	Sep 16 2020	BOA	(59,298)

The accompanying notes are an integral part of the consolidated financial statements.

28

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	5,200,000	TRY	37,694,899	Sep 23 2020	BOA	$ 101,062
USD	2,500,000	TWD	73,417,500	Sep 08 2020	BOA	(2,225)
USD	1,400,000	TWD	41,044,299	Sep 16 2020	BOA	1,082
USD	1,300,000	TWD	38,135,500	Sep 18 2020	BOA	213
USD	3,800,000	TWD	111,454,000	Sep 21 2020	BOA	1,228
USD	5,503,446	ZAR	96,027,944	Sep 16 2020	BOA	(150,551)
USD	1,200,000	ZAR	21,011,958	Sep 23 2020	BOA	(36,271)
USD	314,997	ZAR	5,320,000	Oct 16 2020	BOA	2,726
ZAR	125,724,698	USD	7,345,739	Sep 16 2020	BOA	56,762
ZAR	11,854,641	USD	700,000	Sep 23 2020	BOA	(2,514)
ZAR	121,940,000	USD	6,961,017	Oct 16 2020	BOA	196,565
Total Forward Foreign Currency Contracts						$ 3,372,037

	Put/Call	Counterparty	Number Of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 0.0%
IMM Eurodollar Futures, Expires 12/13/21, Strike Price $99.5	Put	N/A	1,876	EUR 74,874,912	$152,425
IMM Eurodollar Futures, Expires 3/14/22, Strike Price $99.375	Put	N/A	1,626	EUR 64,909,920	162,600
10-Year U.S. Treasury Futures, Expires 9/25/20, Strike Price $138.5	Put	N/A	406	USD 56,535,500	82,469
TOTAL PURCHASED OPTIONS (COST $716,719)					$397,494

WRITTEN OPTIONS — (0.0%)
IMM Eurodollar Futures, Expires 12/13/21, Strike Price $99.25	Put	N/A	(1,876)	EUR 74,874,912	$(93,800)
IMM Eurodollar Futures, Expires 3/14/2022, Strike Price $99	Put	N/A	(1,626)	EUR 64,909,920	(91,463)
10-Year U.S. Treasury Futures, Expires 9/25/20, Strike Price $137.5	Put	N/A	(406)	USD 56,535,500	(25,375)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $382,456)					$(210,638)

The accompanying notes are an integral part of the consolidated financial statements.

29

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2020

AUD	Australian Dollar	JSE	Johannesburg Stock Exchange
BOA	Bank of America	KRW	Korean Won
BRL	Brazilian Real	LME	London Mercantile Exchange
BUXL	German Bond	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	German Stock Exchange	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
FTSE	Financial Times Stock Exchange	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
IBEX	Index of the Bolsa de Madrid	TSX	Toronto Stock Exchange
ICE	Intercontinental Exchange	TWD	Taiwan Dollar
ILS	Israeli New Shekel	USD	United States Dollar
INR	Indian Rupee	WTI	West Texas Intermediate
JPY	Japanese Yen	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

30

Abbey Capital Futures Strategy Fund

Consolidated Statement of Assets And Liabilities

August 31, 2020

ASSETS
Investments, at value (cost $774,872,481)	$774,562,283
Foreign currency deposits with broker for futures contracts (cost $1,900,521)	1,931,882
Deposits with broker for forward foreign currency contracts	25,098,701
Deposits with broker for futures contracts	88,563,326
Receivables for:
Capital shares sold	4,345,489
Interest and dividends receivable	1,326
Unrealized appreciation on forward foreign currency contracts	15,171,432
Unrealized appreciation on futures contracts	43,184,205
Prepaid expenses and other assets	64,793
Total assets	952,923,437

LIABILITIES
Options written, at value (premiums received $382,456)	210,638
Payables for:
Advisory fees	1,264,778
Capital shares redeemed	536,666
Administration and accounting services fees	80,841
Unrealized depreciation on forward foreign currency contracts	11,799,395
Unrealized depreciation on futures contracts	35,263,047
Other accrued expenses and liabilities	151,788
Total liabilities	49,307,153
Net assets	$903,616,284

NET ASSETS CONSIST OF:
Par value	$79,423
Paid-in capital	985,097,272
Total distributable earnings/(losses)	(81,560,411)
Net assets	$903,616,284

CLASS A SHARES:
Net assets	$14,468,531
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,283,200
Net asset value and redemption price per share	$11.28
Maximum offering price per share (100/94.25 of $12.45)	$11.97

CLASS I SHARES:
Net assets	$883,996,514
Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	77,671,119
Net asset value, offering and redemption price per share	$11.38

CLASS C SHARES:
Net assets	$5,151,239
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	469,028
Net asset value, offering and redemption price per share	$10.98

The accompanying notes are an integral part of the consolidated financial statements.

31

Abbey Capital Futures Strategy Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2020

INVESTMENT INCOME
Interest	$8,327,113
Total investment income	8,327,113
EXPENSES
Advisory fees (Note 2)	14,135,769
Administration and accounting services fees (Note 2)	372,542
Legal fees	102,841
Directors fees	94,415
Transfer agent fees (Note 2)	84,743
Registration and filing fees	70,784
Audit and tax service fees	69,491
Officers fees	61,629
Printing and shareholder reporting fees	60,906
Custodian fees (Note 2)	38,629
Distribution fees (Class A Shares) (Note 2)	35,552
Distribution fees (Class C Shares) (Note 2)	32,654
Other expenses	58,262
Total expenses before waivers and/or reimbursements	15,218,217
Less: waivers and/or reimbursements (Note 2)	(843,630)
Net expenses after waivers and/or reimbursements	14,374,587
Net investment income/(loss)	(6,047,474)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(1,459,430)
Futures contracts	27,018,417
Foreign currency transactions	186,131
Forward foreign currency contracts	(5,651,757)
Written options	256,073
Net change in unrealized appreciation/(depreciation) on:
Investments	(105,913)
Futures contracts	(22,717,012)
Foreign currency translations	51,214
Forward foreign currency contracts	1,594,903
Written options	(61,692)
Net realized and unrealized gain/(loss) from investments	(889,066)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,936,540)

The accompanying notes are an integral part of the consolidated financial statements.

32

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(6,047,474)	$1,335,321
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	20,349,434	48,779,073
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	(21,238,500)	5,783,007
Net increase/(decrease) in net assets resulting from operations	(6,936,540)	55,897,401
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(55,609,182)	(1,067,180)
Net decrease in net assets from dividends and distributions to shareholders	(55,609,182)	(1,067,180)
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	11,637,864	3,556,791
Proceeds from reinvestment of distributions	842,070	—
Shares redeemed	(9,326,005)	(7,628,192)
Total from Class A Shares	3,153,929	(4,071,401)
Class I Shares
Proceeds from shares sold	550,575,119	313,688,622
Proceeds from reinvestment of distributions	27,643,486	527,421
Shares redeemed	(340,759,738)	(573,740,986)
Total from Class I Shares	237,458,867	(259,524,943)
Class C Shares
Proceeds from shares sold	1,689,269	255,081
Proceeds from reinvestment of distributions	272,687	—
Shares redeemed	(897,578)	(4,461,451)
Total from Class C Shares	1,064,378	(4,206,370)
Net increase/(decrease) in net assets from capital share transactions	241,677,174	(267,802,714)
Total increase/(decrease) in net assets	179,131,452	(212,972,493)
NET ASSETS:
Beginning of period	724,484,832	937,457,325
End of period	$903,616,284	$724,484,832

The accompanying notes are an integral part of the consolidated financial statements.

33

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Shares sold	1,030,370	318,840
Shares reinvested	78,405	—
Shares redeemed	(824,612)	(697,645)
Total Class A Shares	284,163	(378,805)
Class I Shares
Shares sold	48,875,127	28,320,027
Shares reinvested	2,554,851	48,926
Shares redeemed	(30,121,088)	(52,397,812)
Total Class I Shares	21,308,890	(24,028,859)
Class C Shares
Shares sold	154,982	24,070
Shares reinvested	25,921	—
Shares redeemed	(82,318)	(420,710)
Total Class C Shares	98,585	(396,640)
Net increase/(decrease) in shares outstanding	21,691,638	(24,804,304)

The accompanying notes are an integral part of the consolidated financial statements.

34

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$12.45	$11.28	$11.15	$11.77	$12.01
Net investment income/(loss)(1)	(0.11)	(0.01)	(0.07)	(0.18)	(0.24)
Net realized and unrealized gain/(loss) from investments	(0.14)	1.18	0.20	(0.44)	0.01
Net increase/(decrease) in net assets resulting from operations	(0.25)	1.17	0.13	(0.62)	(0.23)
Dividends and distributions to shareholders from:
Net investment income	(0.64)	—	—	—	(0.01)
Net realized capital gains	(0.28)	—	—	—	—
Total dividends and distributions to shareholders	(0.92)	—	—	—	(0.01)
Net asset value, end of period	$11.28	$12.45	$11.28	$11.15	$11.77
Total investment return/(loss)(2)	(1.64)%	10.37%	1.08%	(5.18)%	(1.94)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,469	$12,434	$15,539	$15,401	$17,125
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.04%	2.04%	2.04%	2.14%	2.26%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.04%	2.04%	2.04%	2.14%	2.24%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.15%	2.14%	2.13%	2.28%	2.42%
Ratio of net investment income/(loss) to average net assets	(0.98)%	(0.05)%	(0.65)%	(1.60)%	(2.01)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.24% of the Fund’s average daily net assets attributable to Class A Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

35

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$12.55	$11.36	$11.20	$11.80	$12.03
Net investment income/(loss)(1)	(0.09)	0.02	(0.05)	(0.15)	(0.21)
Net realized and unrealized gain/(loss) from investments	(0.14)	1.19	0.21	(0.45)	0.01
Net increase/(decrease) in net assets resulting from operations	(0.23)	1.21	0.16	(0.60)	(0.20)
Dividends and distributions to shareholders from:
Net investment income	(0.66)	(0.02)	—	—	(0.03)
Net realized capital gains	(0.28)	—	—	—	—
Total dividends and distributions to shareholders	(0.94)	(0.02)	—	—	(0.03)
Net asset value, end of period	$11.38	$12.55	$11.36	$11.20	$11.80
Total investment return/(loss)(2)	(1.39)%	10.63%	1.34%	(5.00)%	(1.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$883,997	$707,564	$913,437	$772,413	$739,842
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	1.79%	1.79%	1.79%	1.89%	2.01%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	1.79%	1.79%	1.79%	1.89%	1.99%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	1.90%	1.89%	1.88%	2.03%	2.17%
Ratio of net investment income/(loss) to average net assets	(0.73)%	0.20%	(0.40)%	(1.35)%	(1.76)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

36

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period Ended August 31, 2016(1)
Per Share Operating Performance
Net asset value, beginning of period	$12.11	$11.06	$11.01	$11.71	$11.99
Net investment income/(loss)(2)	(0.19)	(0.08)	(0.16)	(0.26)	(0.30)
Net realized and unrealized gain/(loss) from investments	(0.14)	1.13	0.21	(0.44)	0.03
Net increase/(decrease) in net assets resulting from operations	(0.33)	1.05	0.05	(0.70)	(0.27)
Dividends and distributions to shareholders from:
Net investment income	(0.52)	—	—	—	(0.01)
Net realized capital gains	(0.28)	—	—	—	—
Total dividends and distributions to shareholders	(0.80)	—	—	—	(0.01)
Net asset value, end of period	$10.98	$12.11	$11.06	$11.01	$11.71
Total investment return/(loss)(3)	(2.40)%	9.49%	0.36%	(5.89)%	(2.22	)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,151	$4,487	$8,481	$9,462	$8,380
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	2.79%	2.79%	2.79%	2.89%	3.01	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	2.79%	2.79%	2.79%	2.89%	2.99	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.90%	2.89%	2.88%	3.03%	3.17	%(5)
Ratio of net investment income/(loss) to average net assets	(1.73)%	(0.80)%	(1.40)%	(2.35)%	(2.76	)%(5)
Portfolio turnover rate(7)	0%	0%	0%	0%	0	%(4)

(1)	Inception date of Class C Shares of the Fund was October 6, 2015.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

Effective February 28, 2017, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Prior to February 28, 2017, the contractual fee waiver limited total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.99% of the Fund’s average daily net assets attributable to Class C Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

37

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements

August 31, 2020

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer four classes of shares, Class A Shares, Class I Shares, Class C Shares and Class T Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class T Shares are not currently available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2020, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

CONSOLIDATION OF SUBSIDIARIES – The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. Effective on or about October 1, 2018, the Fund’s previous wholly-owned subsidiary, the Abbey Capital Offshore Fund Limited became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the laws of the Cayman Islands under the name Abbey Capital Offshore Fund SPC (the “SPC”). The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

The Fund may also invest a portion of its assets in segregated series of another wholly-owned subsidiary of the Fund, the Abbey Capital Onshore Series LLC (the “Onshore Subsidiary”), which was formed on August 16, 2018.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $200,631,239, which represented 22.20% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $204,201,846, which represented 22.60% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the

38

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$774,164,789	$774,164,789	$—	$—
Commodity Contracts
Futures Contracts	28,147,657	28,147,657	—	—
Equity Contracts
Futures Contracts	7,801,348	7,801,348	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	15,171,432	—	15,171,432	—
Futures Contracts	4,662,184	4,662,184	—	—
Interest Rate Contracts
Futures Contracts	2,573,016	2,573,016	—	—
Purchased Options	397,494	397,494	—	—
Total Assets	$832,917,920	$817,746,488	$15,171,432	$—

39

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(27,056,453)	$(27,056,453)	$—	$—
Equity Contracts
Futures Contracts	(1,987,289)	(1,987,289)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(11,799,395)	—	(11,799,395)	—
Futures Contracts	(3,770,709)	(3,770,709)	—	—
Interest Rate Contracts
Futures Contracts	(2,448,596)	(2,448,596)	—	—
Written Options	(210,638)	(210,638)	—	—
Total Liabilities	$(47,273,080)	$(35,473,685)	$(11,799,395)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Abbey Capital Master Offshore Fund Limited and the SPC), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

40

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Purchased Options	Investments, at value	$—	$397,494	$—	$—	$397,494
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	15,171,432	—	15,171,432
Futures Contracts (a)	Unrealized appreciation on futures contracts	7,801,348	2,573,016	4,662,184	28,147,657	43,184,205
Total Value- Assets		$7,801,348	$2,970,510	$19,833,616	$28,147,657	$58,753,131

Liability Derivatives
Written Options	Options written, at value	$—	$(210,638)	$—	$—	$(210,638)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	(11,799,395)	—	(11,799,395)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(1,987,289)	(2,448,596)	(3,770,709)	(27,056,453)	(35,263,047)
Total Value- Liabilities		$(1,987,289)	$(2,659,234)	$(15,570,104)	$(27,056,453)	$(47,273,080)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$(61,717)	$(1,308,129)	$(206,578)	$(301,676)	$(1,878,100)
Futures Contracts	Net realized gain/(loss) from futures contracts	(22,954,800)	29,061,118	817,268	20,094,831	27,018,417
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	(5,651,757)	—	(5,651,757)
Written Options	Net realized gain/(loss) from written options	—	202,535	20,964	32,574	256,073
Total Realized Gain/(Loss)		$(23,016,517)	$27,955,524	$(5,020,103)	$19,825,729	$19,744,633

41

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$—	$216,074	$—	$—	$216,074
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	6,113,847	(11,592,547)	(9,612,176)	(7,626,136)	(22,717,012)
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	1,594,903	—	1,594,903
Written Options	Net change in unrealized appreciation/(depreciation) on written options	—	(61,692)	—	—	(61,692)
Total Change in Unrealized Appreciation/(Depreciation)		$6,113,847	$(11,438,165)	$(8,017,273)	$(7,626,136)	$(20,967,727)

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)	Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$584,132	$(237,167)	$4,016,255,312	$(890,165,339)	$(2,121,305,537)	$2,121,239,412

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

42

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$15,171,432	$(11,799,395)	$—	$3,372,037	$11,799,395	$(11,799,395)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

43

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Law (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation.” The SPCs are treated as an entity disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

44

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

Counterparty Risk — The derivative contracts entered into by the Fund, the SPC or Onshore Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (Covid-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Options — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes.

45

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Fund’s written options are exchange-traded options.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and the Cayman Subsidiary, Onshore Subsidiary and SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees

46

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after February 28, 2021.

Advisory Fee	Expense Caps
	Class A	Class I	Class C	Class T
1.77%	2.04%	1.79%	2.79%	2.04%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$14,135,769	$(843,630)	$13,292,139

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2021	August 31, 2022	August 31, 2023	Total
$815,529	$770,182	$843,630	$2,429,341

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Episteme Capital Partners LLP, GAM Systematic LLP, (formerly known as Cantab Capital Partners LLP), Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the current fiscal period.

Effective November 18, 2019, Crabel Capital Management, LLC serves as a Trading Adviser to the Fund.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

47

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

48

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$897,094,482	$33,240,239	$(78,885,792)	$(45,645,553)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to disallowed book income from the Cayman Subsidiary, were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(36,660,580)	$36,660,580

As of August 31, 2020, the components of distributable earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$13,983,998	$—	$(74,889,584)	$(20,654,825)	$—	$—

The differences between the book and tax basis components of distributable earnings/(deficits) relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	Ordinary Income	Long-Term Gains	Total
2020	$46,899,626	$8,709,556	$55,609,182
2019	$1,067,180	$—	$1,067,180

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had short-term capital losses of $(18,473,632) and long-term capital losses of $(2,181,193) to offset future capital gains of $20,654,825.

49

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2020

6. New Accounting Pronouncements and Regulatory Updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

Expense Limitation Agreement

Subsequent to the end of the reporting period, the Fund’s contractual limitation agreement was extended through December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

50

Abbey Capital Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Abbey Capital Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Futures Strategy Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 30, 2020

51

Abbey Capital Futures Strategy Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2020. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. During the fiscal year ended August 31, 2020, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 16.86%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

52

Abbey Capital Futures Strategy Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) each of the separate Advisory Agreements between Abbey Capital Onshore Series LLC, Abbey Capital Master Offshore Fund Limited, and Abbey Capital Offshore Fund SPC (the “Subsidiaries”) and Abbey Capital (collectively, the “Subsidiary Investment Advisory Agreements”), and (3) the trading advisory agreements among Abbey Capital, and Aspect Capital Limited, Crabel Capital Management, LLP, Eclipse Capital Management, Inc., Episteme Capital Partners (UK), LLP, GAM Systematic LLP, Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, Trigon Investment Advisors LLC, Tudor Investment Corporation and Welton Investment Partners LLC (each, a “Trading Adviser”)(the “Trading Advisory Agreements”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements for an additional one-year term ending August 16, 2021. The Board’s decision to approve the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage, as applicable, and Abbey Capital’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

53

Abbey Capital Futures Strategy Fund

Other Information (Concluded)

(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Subsidiaries, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2020, but had underperformed its benchmark for the three-year, five-year, and since-inception periods ended March 31, 2020. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the one-year and two-year periods ended December 31, 2019.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were paid directly by Abbey Capital and not by the Fund. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least February 28, 2021 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2021.

54

Abbey Capital Futures Strategy Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).

55

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A

56

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

57

Abbey Capital Futures Strategy Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

58

Abbey Capital Futures Strategy Fund

Privacy Notice

(Unaudited)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

59

Abbey Capital Futures Strategy Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484. You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

60

Abbey Capital Futures Strategy Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Futures Strategy Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

61

Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AFS-AR20

Abbey Capital Multi Asset Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6484.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6484 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report

August 31, 2020 (Unaudited)

Dear Shareholder,

The Abbey Capital Multi Asset Fund (the “Fund”) Class I Shares returned +12.20% net of fees for the 12-month fiscal period ended August 31, 2020.

Positive performance was driven by the Fund’s long equity allocation. The Fund’s managed futures allocation was also positive, with trading in energy the primary source of gains. The Fund allocates assets to its underlying trading advisers through its investment in Abbey Capital Multi Asset Offshore Fund Limited (the “ACMAOF”), a wholly-owned subsidiary of the Fund. The Fund invests up to 25% of its assets into the ACMAOF and invests its remaining assets in a long-only US equity strategy consisting of S&P 500 futures only and a fixed income strategy consisting primarily of U.S. Treasury obligations.

Abbey Global, LP (the “Predecessor Fund”), transferred all of its assets to the Fund on April 11, 2018. The Fund targets approximately 50% exposure of its net assets to S&P 500 futures and 100% exposure of its net assets to a managed futures strategy.

Average Total Returns for the Periods Ended August 31, 2020 (unless otherwise noted)

	2020 YTD	1 Year	SEP. 1, 2018 TO AUG. 31, 2019	5 Year Annualized	10 Year Annualized	ANNUALIZED SINCE INCEPTION ON MAY 14, 2002
Class I Shares	17.02%	13.97%	12.20%	10.21%	12.14%	10.68%
BofA Merrill Lynch 3-Month T-Bill Index *	0.62%	1.26%	2.36%	1.20%	0.64%	1.37%
S&P 500® Total Return Index *	9.74%	21.94%	2.92%	14.46%	15.16%	8.85%
Barclay CTA Index *	2.86%	0.45%	5.71%	0.79%	0.99%	3.48%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 5, 2020

Source: Abbey Capital and Bloomberg

Performance quoted is past performance and does not guarantee future results. Additionally, the Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, Fund performance may be different than the Predecessor Fund’s restated past performance, which is included in the table above for the period between inception of the Fund on May 14, 2002 and April 11, 2018. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only.

Performance from May 14, 2002 to April 11, 2018 is performance of the Predecessor Fund. The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of the Predecessor Fund transferred to Class I Shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Predecessor Fund. Performance of the Predecessor Fund is not an indicator of future Fund results. Performance from April 2014 to April 2018 represents proprietary performance as the only investors for that period were Abbey Capital Limited and its officers.

*

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the Bank of America Merrill Lynch 3-Month T-Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

1

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2020 (Unaudited)

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. This represents the net expense ratio and is applicable to investors. This contractual limitation is in effect until February 28, 2021, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratio is 2.27% of the Fund’s average daily net assets attributable to Class I Shares, as stated in the Fund’s current prospectus dated February 28, 2020, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Market Commentary

Performance Analysis

The fiscal year ended August 31, 2020 saw a number of shifts in risk sentiment. In the last four months of 2019, risk sentiment was mostly positive, with global stocks rallying and bond yields generally rising as the US and China made progress towards a ‘phase one’ trade deal. This rally in global equities continued in early 2020, despite the emergence of the COVID-19 virus in China, although we also saw a rally in fixed income products. A significant rise in new cases of the COVID-19 virus outside of Asia in mid-February, most notably in Italy, led to a rise in risk aversion and sharp price declines in many risk assets, most notably equities, and a notable jump in market volatility. In late March, approximately 5 weeks after the sell-off in equities began, global stocks and other risk assets began to recover and volatility in many markets began to return to more normal levels. The prospect of the global economy re-opening, a slowdown in new virus cases in many regions, optimism about a potential COVID-19 vaccine and significant policy support from both central banks and governments were important factors driving the rebound in risk sentiment during this period.

From September to December 2019, Fund performance was negative as a result of losses from the managed futures strategy, which saw negative performance as previous trends in fixed income and currencies reversed, while the long equity component performed positively. Fund performance in Q1 2020 was slightly negative, this time due to the long equity component, which saw losses as the S&P 500 Index fell sharply amid the COVID-19 outbreak. However, losses from the long equity component were almost entirely offset by strong returns from the managed futures component, which profited from notable trends in fixed income and energy markets. From Q2 2020 onwards, Fund performance was positive, largely on account of the long equity component benefiting from the strong rebound in the S&P 500 Index, which rallied to new record highs in August 2020. The managed futures component was also positive over this period.

For the twelve-month period overall, the long equity component was the largest contributor to positive Fund performance, while the managed futures component was also positive.

The Fund’s long equity component saw strong gains over the twelve-month period due to its long only exposure to S&P 500 Index futures, as the S&P 500 Index rose +21.9% during the twelve-month period. The long equity component saw losses in equities in Q1 2020, as global stocks fell sharply amid uncertainty about the COVID-19 outbreak and the associated impact on the global economy, with the S&P 500 Index experiencing its fastest bear market in history, and US equity market volatility increasing to its highest level since the global financial crisis in 2008-2009. However, these losses were more than outweighed by the strong gains recorded in the latter part of 2019 and from April 2020 onwards, as global stocks rebounded sharply from the losses in Q1 2020.

For the managed futures component, positive performance was primarily driven by gains in energy and fixed income, with losses realised in agricultural commodities and currencies.

2

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2020 (Unaudited)

Energy was the top-performing sector for the managed futures component. Losses were seen from September to December 2019 as crude oil and distillates traded in a relatively narrow range. The Diversified Trendfollowing sub-advisers within the managed futures component began to build short positions in the sector in early 2020. Thus, these sub-advisers were well positioned to profit from the sharp fall in energy prices that accompanied the COVID-19 related slowdown in global economic activity, which included front-month crude oil futures briefly trading at a negative price in April 2020. Shorts in crude oil and heating oil were the largest positive contributors in energy.

Performance in fixed income was initially negative as global yields reversed and trended higher in the second half of 2019 on improving US-China trade sentiment and higher equity prices. However, performance turned positive from early 2020 onwards as strong uptrends in global fixed income prices emerged as global monetary policy turned more dovish, with numerous central banks cutting rates and enacting new bond buying programs to counteract the slowdown in economic growth and deflationary pressures that arose following the COVID-19 outbreak. Longs in US Treasury and interest rate contracts saw the largest gains within the sector.

Performance in precious metals was positive on account of long silver positions, while modest losses were recorded in base metals.

Meanwhile, the performance of equities in the managed futures component was close to flat. Performance was initially positive, with gains seen from long positions held between September 2019 and January 2020. However, notable losses were recorded in February and March 2020. The sudden drawdown experienced by global stocks proved problematic, as long equity positions were held prior to the sell-off given the strong uptrend in many global indices in 2019 and early 2020, and thus notable losses occurred. Long positions were then cut significantly, with short positions held in equities for much of Q2 2020. Performance in the sector picked up again from late Q2 2020 onwards, as long positions were re-instated and global stocks continued to recover from their March 2020 lows as the global economy re-opened and amid optimism about a potential COVID-19 vaccine.

On the downside, the largest losses for the managed futures component were recorded in agricultural commodities, with performance in currencies also negative.

In agricultural commodities, soft commodities and grains were the main source of losses. In soft commodities, soybeans, coffee and sugar were the largest negative contributors as choppy price moves created a difficult trading environment for trend-based trading strategies in these contracts. A similarly difficult trading environment also occurred in grains, with losses from trading in wheat. Meanwhile, partially-offsetting gains were recorded in meats, as the managed futures component profited from a notable downtrend in pig prices by holding short positions.

In currencies, losses occurred in major currencies and emerging market currencies. In the early part of the 12-month period, the USD trended lower as the US cut rates and as US-China trade sentiment improved. This changed in Q1 2020, as demand for haven assets increased amid the COVID-19 outbreak and fears of a USD shortage saw the greenback rally before downtrends in the USD resumed from Q2 2020 onwards as risk sentiment improved. Losses in major currencies largely came from long USD exposures during the period of USD weakness from September to December 2019, with trading in USD/JPY, GBP/USD, the US Dollar Index the most notable detractors. Losses in emerging market currencies were mostly due to a positioning in the USD/MXN currency pair.

Key to Currency Abbreviations
GBP	British Pound Sterling
JPY	Japanese Yen
USD	US Dollar
MXN	Mexican Peso

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Multi Asset Offshore Fund Limited, which is a wholly-owned subsidiary of the Fund that invests in managed futures and foreign

3

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2020 (Unaudited)

exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Multi Asset Fund is distributed by Quasar Distributions, LLC.

4

Abbey Capital Multi Asset Fund

Performance Data

August 31, 2020 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Multi Asset Fund - Class I Shares
vs. BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

Average Annual Total Returns for the Periods Ended August 31, 2020
	One Year	Five Years	Ten Years	Since Inception
Class I Shares*	13.97%	10.21%	12.14%	10.68%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.26%	1.20%	0.64%	1.37%**
S&P 500® Total Return Index	21.94%	14.46%	15.16%	8.85%**
Barclay CTA Index	0.45%	0.79%	0.99%	3.48%**

*

Performance from May 14, 2002 to April 10, 2018 is performance of Abbey Global LP (the “Predecessor Fund”). The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all the assets of the Predecessor Fund transferred to Class I Shares of the Fund.

**	Performance is from the inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 2.27% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

5

Abbey Capital Multi Asset Fund

Performance Data (Concluded)

August 31, 2020 (Unaudited)

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 510 programs included in the calculation of the Barclay CTA Index for 2020. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

S&P 500® Index

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

6

Abbey Capital Multi Asset Fund

Fund Expense Example

August 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 1,194.20	$ 9.87	1.79%	19.42%
Hypothetical (5% return before expenses)	1,000.00	1,016.14	9.07	1.79	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

7

Abbey Capital Multi Asset Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund at August 31, 2020.

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	81.2%	$30,503,323
Money Market Deposit Account	2.3	855,623
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	16.5	6,212,644
NET ASSETS	100.0%	$37,571,590

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
8

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments

August 31, 2020

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 83.5%
U.S. TREASURY OBLIGATIONS — 81.2%
U.S. Treasury Bills	0.429%	09/03/20	$1,015	$1,014,997
U.S. Treasury Bills	0.240%	09/10/20	1,632	1,631,968
U.S. Treasury Bills	-0.038%	09/17/20	1,638	1,637,940
U.S. Treasury Bills	-0.018%	09/24/20	2,422	2,421,876
U.S. Treasury Bills	0.119%	10/01/20	1,100	1,099,915
U.S. Treasury Bills	0.200%	10/08/20	1,241	1,240,890
U.S. Treasury Bills	0.132%	10/15/20	499	498,945
U.S. Treasury Bills	0.112%	10/22/20	800	799,892
U.S. Treasury Bills	0.086%	10/29/20	700	699,895
U.S. Treasury Bills	0.112%	11/12/20	590	589,888
U.S. Treasury Bills	0.132%	11/19/20	299	298,936
U.S. Treasury Bills	0.145%	11/27/20	1,116	1,115,727
U.S. Treasury Bills	0.203%	12/03/20	400	399,886
U.S. Treasury Bills	0.157%	12/10/20	600	599,830
U.S. Treasury Bills	0.142%	12/17/20	2,878	2,877,123
U.S. Treasury Bills	0.122%	12/24/20	502	501,825
U.S. Treasury Bills	0.138%	12/31/20	582	581,785
U.S. Treasury Bills	0.132%	01/07/21	969	968,604
U.S. Treasury Bills	0.112%	01/14/21	508	507,781
U.S. Treasury Bills	0.087%	01/28/21	1,005	1,004,584
U.S. Treasury Bills	0.100%	02/04/21	4,509	4,506,899
U.S. Treasury Bills	0.096%	02/11/21	2,232	2,230,939
U.S. Treasury Bills	0.098%	02/18/21	1,068	1,067,446
U.S. Treasury Bills	0.091%	02/25/21	2,207	2,205,752
TOTAL U.S. TREASURY OBLIGATIONS ($30,503,193)				30,503,323

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 2.3%
U.S. Bank Money Market Deposit Account, 0.05% (United States)(a)			856	855,623
TOTAL MONEY MARKET DEPOSIT ACCOUNT ($855,623)				855,623

TOTAL SHORT-TERM INVESTMENTS
(Cost $31,358,816)				31,358,946
TOTAL INVESTMENTS — 83.5%
(Cost $31,358,816)				31,358,946

OTHER ASSETS IN EXCESS OF LIABILITIES — 16.5%				6,212,644
NET ASSETS — 100.0%				$37,571,590

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August, 31, 2020.

The accompanying notes are an integral part of the consolidated financial statements.
9

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Futures contracts outstanding as of August 31, 2020 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Jun-21	13	$3,897,184	$1,379
3-Month Euro Euribor	Dec-21	7	2,098,379	(313)
3-Month Euro Euribor	Dec-22	1	299,694	15
3-Month Euro Euribor	Mar-23	2	599,298	—
3-Month Euro Euribor	Jun-23	2	599,239	119
3-Month Euro Euribor	Dec-23	1	299,500	—
90-DAY Bank Bill	Dec-20	8	5,898,801	145
90-DAY Bank Bill	Mar-21	25	18,432,845	1,653
90-DAY Bank Bill	Jun-21	10	7,372,956	400
90-DAY Bank Bill	Sep-21	8	5,898,220	1,271
90-DAY Bank Bill	Dec-21	5	3,686,115	200
90-DAY Bank Bill	Mar-22	4	2,948,819	91
90-DAY Bank Bill	Jun-22	1	591,661	(18)
90-DAY Eurodollar Futures	Dec-20	31	7,727,913	900
90-DAY Eurodollar Futures	Mar-21	8	1,996,000	413
90-DAY Eurodollar Futures	Jun-21	20	4,990,500	2,788
90-DAY Eurodollar Futures	Sep-21	7	1,746,588	200
90-DAY Eurodollar Futures	Dec-21	6	1,496,700	350
90-DAY Eurodollar Futures	Mar-22	5	1,247,500	125
90-DAY Eurodollar Futures	Jun-22	20	4,989,500	(225)
90-DAY Eurodollar Futures	Sep-22	7	1,746,063	(100)
90-DAY Eurodollar Futures	Dec-22	5	1,246,750	425
90-DAY Eurodollar Futures	Mar-23	5	1,246,625	300
90-DAY Eurodollar Futures	Jun-23	11	2,741,750	450
90-DAY Eurodollar Futures	Sep-23	1	249,163	38
90-DAY Sterling Futures	Dec-20	32	5,341,407	1,596
90-DAY Sterling Futures	Mar-21	9	1,502,797	(309)
90-DAY Sterling Futures	Jun-21	73	12,191,794	4,374
90-DAY Sterling Futures	Sep-21	19	3,174,000	343
90-DAY Sterling Futures	Dec-21	39	6,515,379	4,720
90-DAY Sterling Futures	Mar-22	19	3,174,159	1,186
90-DAY Sterling Futures	Jun-22	44	7,349,949	2,682
90-DAY Sterling Futures	Sep-22	18	3,006,497	1,780
90-DAY Sterling Futures	Dec-22	13	2,170,924	334
90-DAY Sterling Futures	Mar-23	11	1,836,476	184
90-DAY Sterling Futures	Jun-23	22	3,672,034	(1,303)
Amsterdam Index Futures	Sep-20	2	261,987	(3,986)
AUD/USD Currency Futures	Sep-20	27	1,995,030	55,100
Australian 10-Year Bond Futures	Sep-20	17	1,014,458	(7,117)
Australian 3-Year Bond Futures	Sep-20	86	7,417,740	(7,201)
Bank Acceptance Futures	Mar-21	8	1,525,511	220
Bank Acceptance Futures	Jun-21	11	2,097,472	517
Bank Acceptance Futures	Sep-21	9	1,715,768	441
Bank Acceptance Futures	Dec-21	6	1,143,558	230
Bank Acceptance Futures	Mar-22	4	762,142	38
Bank Acceptance Futures	Jun-22	3	571,463	67
Brent Crude Futures	Nov-20	2	90,560	(990)
CAD Currency Futures	Sep-20	8	460,620	10,915

The accompanying notes are an integral part of the consolidated financial statements.
10

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Canadian 10-Year Bond Futures	Dec-20	13	$1,504,366	$(7,598)
Canola Futures (Winnipeg Commodity Exchange)	Nov-20	1	7,639	51
CHF Currency Futures	Sep-20	14	1,938,125	27,338
Cocoa Futures	Dec-20	2	53,080	3,310
Cocoa Futures	Mar-21	1	26,380	430
Coffee ‘C’ Futures	Mar-21	1	48,675	4,050
Copper Futures	Dec-20	11	841,913	16,175
Copper Futures	Mar-21	2	153,825	3,550
Corn Futures	Dec-20	83	1,484,663	1,188
Cotton No.2 Futures	Dec-20	8	260,640	5,740
DAX Index Futures	Sep-20	3	1,156,889	(10,233)
DJIA Mini E-CBOT	Sep-20	4	568,320	15,165
E-Mini Natural Gas Futures	Oct-20	1	6,575	225
Emissions ICE	Dec-20	6	205,208	10,275
EUR Foreign Exchange Currency Futures	Sep-20	47	7,014,456	114,519
Euro STOXX 50	Sep-20	2	77,925	(1,718)
Euro/JPY Futures	Sep-20	2	298,305	9,170
Euro-Bobl Futures	Sep-20	11	1,767,262	(4,081)
Euro-BTP Futures	Sep-20	10	1,744,791	33,664
Euro-Bund Futures	Sep-20	9	1,885,534	(9,451)
Euro-Oat Futures	Sep-20	9	1,798,647	(835)
Euro-Schatz Futures	Sep-20	10	1,336,726	(531)
FTSE China A50 Index	Sep-20	11	171,298	2,090
Gasoline RBOB Futures	Oct-20	2	101,951	(1,201)
Gasoline RBOB Futures	Nov-20	1	49,896	(130)
GBP Currency Futures	Sep-20	11	919,806	14,194
Gold 100 Oz Futures	Dec-20	4	791,440	14,180
Hang Seng China Enterprises Index Futures	Sep-20	2	128,784	(3,632)
Hang Seng Index Futures	Sep-20	3	485,310	(6,187)
JPY Currency Futures	Sep-20	23	2,716,156	2,681
Live Cattle Futures	Oct-20	1	42,120	(160)
LME Aluminum Forward	Sep-20	132	5,845,950	508,340
LME Aluminum Forward	Dec-20	40	1,805,750	29,663
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	44,694	1,614
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	44,764	334
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	44,775	1,625
LME Aluminum Forward — 90 Day Settlement	Nov-20	1	44,856	581
LME Aluminum Forward — 90 Day Settlement	Nov-20	1	44,875	173
LME Aluminum Forward — 90 Day Settlement	Nov-20	1	44,944	150
LME Copper Forward	Sep-20	53	8,852,988	949,422
LME Copper Forward	Dec-20	13	2,166,531	65,882
LME Copper Forward — 90 Day Settlement	Nov-20	1	166,756	6,794
LME Copper Forward — 90 Day Settlement	Nov-20	1	166,761	7,420
LME Copper Forward — 90 Day Settlement	Nov-20	1	166,669	3,487
LME Lead Forward	Sep-20	1	48,813	2,317
LME Nickel Forward	Sep-20	6	552,384	76,460
LME Nickel Forward	Dec-20	4	369,192	8,904
LME Zinc Forward	Sep-20	4	249,825	34,906
LME Zinc Forward	Dec-20	4	251,975	665
Long Gilt Futures	Dec-20	30	5,414,261	(22,725)

The accompanying notes are an integral part of the consolidated financial statements.
11

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Low Sulphur Gasoil G Futures	Oct-20	1	$36,825	$(1,550)
Micro EUR/USD Futures	Sep-20	1	14,924	610
Mill Wheat Euro	Mar-21	1	11,143	134
Mini H-Shares Index Futures	Sep-20	2	25,757	(657)
Mini TOPIX Index Futures	Sep-20	1	15,258	85
MSCI EAFE Index Futures	Sep-20	1	95,005	4,520
MSCI Emerging Markets Index Futures	Sep-20	2	110,040	1,360
MSCI Taiwan Index	Sep-20	8	392,880	(7,843)
Nasdaq 100 E-Mini	Sep-20	12	2,907,360	199,379
Natural Gas Futures	Oct-20	11	289,300	5,320
Natural Gas Futures	Nov-20	1	29,200	970
Nikkei 225 (Singapore Exchange)	Sep-20	8	765,331	6,231
Nikkei 225 Mini	Sep-20	3	65,600	(472)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-20	1	51,127	(2,491)
NZD Currency Futures	Sep-20	10	674,600	19,680
OMX Stockholm 30 Index Futures	Sep-20	19	387,697	(1,148)
Palm Oil Futures	Nov-20	2	32,865	1,014
Russell 2000 E-Mini	Sep-20	3	234,195	1,670
S&P 500 E-Mini Futures	Sep-20	133	23,267,685	2,186,123
S&P/TSX 60 IX Futures	Sep-20	3	454,939	13,539
SGX Iron Ore 62% Futures	Oct-20	1	11,834	374
SGX Nifty 50	Sep-20	2	45,462	(600)
Short BTP Future	Sep-20	3	402,217	1,074
Silver Futures	Dec-20	2	142,970	8,865
Soybean Futures	Nov-20	14	667,450	4,650
Soybean Futures	Mar-21	7	335,913	4,975
Soybean Meal Futures	Dec-20	1	31,250	1,020
Soybean Oil Futures	Dec-20	4	78,864	3,306
SPI 200 Futures	Sep-20	1	111,186	774
STOXX Europe 600 Index	Sep-20	2	43,593	(209)
Sugar No. 11 (World)	Oct-20	10	141,792	90
Sugar No. 11 (World)	Mar-21	9	133,862	(3,394)
Sugar No. 11 (World)	May-21	1	14,627	134
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-20	32	4,456,000	3,234
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-20	23	5,081,742	2,172
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-20	43	5,419,344	6,945
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-20	8	1,230,031	(1,805)
U.S. Treasury Ultra 10-Year Notes	Dec-20	4	637,750	984
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-20	2	441,813	(3,508)
Wheat (Chicago Board of Trade)	Dec-20	7	193,288	3,400
White Maize Futures	Dec-20	1	18,553	973
WTI Crude Futures	Oct-20	4	170,440	(110)
WTI Crude Futures	Dec-20	2	86,420	820
Yellow Maize Futures	Dec-20	1	18,541	1,144
				$4,444,459

The accompanying notes are an integral part of the consolidated financial statements.
12

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-20	13	$(1,859,755)	$2,814
90-DAY Eurodollar Futures	Jun-21	7	(1,746,675)	(350)
Amsterdam Index Futures	Sep-20	1	(130,994)	990
AUD/USD Currency Futures	Sep-20	11	(812,790)	(12,050)
Australian 10-Year Bond Futures	Sep-20	1	(4,446)	(88)
Brent Crude Futures	Nov-20	1	(45,280)	(1,270)
Brent Crude Futures	Dec-20	2	(91,320)	(1,580)
CAC40 10 Euro Futures	Sep-20	1	(58,981)	(185)
CAD Currency Futures	Sep-20	14	(1,074,780)	(6,755)
Cocoa Futures	Mar-21	1	(26,380)	(1,490)
Corn Futures	Dec-20	3	(53,663)	(2,838)
Corn Futures	Mar-21	18	(330,750)	(23,425)
Dollar Index	Sep-20	1	(92,131)	3,754
EUR Foreign Exchange Currency Futures	Sep-20	1	(149,244)	(6,263)
Euro STOXX 50	Sep-20	1	(38,963)	(877)
Euro-Bobl Futures	Sep-20	17	(2,731,223)	9,296
Euro-Bund Futures	Sep-20	7	(1,466,527)	2,339
Euro-Schatz Futures	Sep-20	21	(2,807,125)	722
FTSE 100 Index Futures	Sep-20	3	(239,072)	7,319
Gasoline RBOB Futures	Nov-20	2	(99,792)	1,059
Gasoline RBOB Futures	Dec-20	1	(49,413)	155
GBP Currency Futures	Sep-20	1	(83,619)	(325)
IBEX 35 Index Futures	Sep-20	1	(83,002)	413
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-20	1	(1,431,242)	(94)
JPY Currency Futures	Sep-20	1	(118,094)	(406)
Kansas City Hard Red Winter Wheat Futures	Dec-20	3	(71,288)	(6,413)
Lean Hogs Futures	Oct-20	6	(128,640)	(7,050)
Lean Hogs Futures	Dec-20	2	(44,100)	(2,730)
Live Cattle Futures	Dec-20	1	(43,590)	480
Live Cattle Futures	Feb-21	1	(44,930)	1,260
Live Cattle Futures	Apr-21	1	(45,820)	110
LME Aluminum Forward	Sep-20	132	(5,845,950)	(568,434)
LME Aluminum Forward	Dec-20	31	(1,399,456)	(16,799)
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	(44,694)	(2,344)
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	(44,764)	(1,662)
LME Aluminum Forward — 90 Day Settlement	Oct-20	1	(44,775)	(349)
LME Aluminum Forward — 90 Day Settlement	Nov-20	1	(44,856)	(271)
LME Aluminum Forward — 90 Day Settlement	Nov-20	1	(44,875)	(236)
LME Copper Forward	Sep-20	53	(8,852,988)	(931,248)
LME Copper Forward	Dec-20	6	(999,938)	(15,719)
LME Copper Forward — 90 Day Settlement	Nov-20	1	(166,756)	(7,431)
LME Copper Forward — 90 Day Settlement	Nov-20	1	(166,761)	(3,511)
LME Lead Forward	Sep-20	1	(48,813)	(3,018)
LME Lead Forward	Dec-20	1	(49,413)	(450)
LME Nickel Forward	Sep-20	6	(552,384)	(106,650)
LME Nickel Forward	Dec-20	1	(92,298)	(6,028)
LME Zinc Forward	Sep-20	4	(249,825)	(30,746)
Long Gilt Futures	Dec-20	2	(360,951)	722
Low Sulphur Gasoil G Futures	Oct-20	3	(110,475)	2,800
Low Sulphur Gasoil G Futures	Nov-20	2	(74,800)	1,900

The accompanying notes are an integral part of the consolidated financial statements.
13

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Milk Futures	Sep-20	1	$(31,360)	$1,660
Mini FTSE/MIB Pound Futures	Sep-20	1	(23,418)	861
Mini HSI Index Futures	Sep-20	1	(32,354)	410
MXN Currency Futures	Sep-20	6	(136,860)	(3,840)
Natural Gas Futures	Oct-20	6	(157,800)	(6,580)
Natural Gas Futures	Nov-20	4	(116,800)	(8,600)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-20	3	(102,253)	1,701
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-20	3	(156,278)	7,144
SGX Nifty 50	Sep-20	1	(22,731)	188
Soybean Meal Futures	Dec-20	2	(62,500)	(4,480)
Soybean Meal Futures	Jan-21	1	(31,440)	(1,400)
SPI 200 Futures	Sep-20	2	(222,371)	92
STOXX Dividend Futures	Dec-21	1	(9,702)	(94)
Sugar No. 11 (World)	Oct-20	6	(85,075)	(3,147)
Sugar No. 11 (World)	May-21	1	(14,627)	123
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-20	1	(139,250)	(203)
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-20	5	(1,104,727)	(313)
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-20	6	(756,188)	(844)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-20	2	(351,438)	1,399
Wheat (Chicago Board of Trade)	Dec-20	6	(165,675)	(15,525)
WTI Crude Futures	Oct-20	1	(42,610)	(620)
WTI Crude Futures	Nov-20	2	(85,800)	90
WTI Crude Futures	Dec-20	1	(43,210)	(2,010)
WTI Crude Futures IPE	Oct-20	1	(42,610)	610
				$(1,766,330)
Total Futures Contracts				$2,678,129

The accompanying notes are an integral part of the consolidated financial statements.
14

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Forward foreign currency contracts outstanding as of August 31, 2020 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	600,000	CAD	571,479	Sep 23 2020	SOCIETE GENERALE	$4,404
AUD	205,905	EUR	125,000	Sep 23 2020	SOCIETE GENERALE	2,633
AUD	454,765	GBP	250,000	Sep 23 2020	SOCIETE GENERALE	1,197
AUD	400,000	JPY	30,404,004	Sep 23 2020	SOCIETE GENERALE	7,894
AUD	1,200,000	NZD	1,324,729	Sep 23 2020	SOCIETE GENERALE	(7,186)
AUD	600,000	USD	431,720	Sep 23 2020	SOCIETE GENERALE	10,845
CAD	400,000	USD	303,881	Sep 23 2020	SOCIETE GENERALE	2,805
CHF	2,318,235	USD	2,551,512	Sep 01 2020	SOCIETE GENERALE	13,112
CHF	2,318,235	USD	2,560,816	Sep 02 2020	SOCIETE GENERALE	3,871
CHF	2,318,235	USD	2,565,924	Sep 03 2020	SOCIETE GENERALE	(1,174)
CHF	403,576	EUR	375,000	Sep 23 2020	SOCIETE GENERALE	(976)
CHF	250,000	JPY	29,174,500	Sep 23 2020	SOCIETE GENERALE	1,213
CHF	125,000	USD	138,229	Sep 23 2020	SOCIETE GENERALE	146
CLP	78,925,263	USD	100,000	Sep 16 2020	SOCIETE GENERALE	1,507
CNH	4,188,130	USD	600,000	Sep 16 2020	SOCIETE GENERALE	10,601
CNH	2,772,223	USD	400,000	Sep 23 2020	SOCIETE GENERALE	3,916
COP	179,074,075	USD	50,000	Sep 16 2020	SOCIETE GENERALE	(2,185)
CZK	2,622,830	EUR	100,000	Sep 16 2020	SOCIETE GENERALE	(209)
EUR	3,513,769	USD	4,156,181	Sep 01 2020	SOCIETE GENERALE	37,050
EUR	100,000	GBP	89,323	Sep 02 2020	SOCIETE GENERALE	(64)
EUR	3,513,769	USD	4,177,615	Sep 02 2020	SOCIETE GENERALE	15,706
EUR	3,492,607	USD	4,170,267	Sep 03 2020	SOCIETE GENERALE	(2,112)
EUR	200,000	CZK	5,313,866	Sep 16 2020	SOCIETE GENERALE	(2,681)
EUR	500,000	HUF	176,734,777	Sep 16 2020	SOCIETE GENERALE	3,739
EUR	300,000	NOK	3,208,863	Sep 16 2020	SOCIETE GENERALE	(9,244)
EUR	200,000	PLN	892,447	Sep 16 2020	SOCIETE GENERALE	(3,590)
EUR	200,000	SEK	2,085,584	Sep 16 2020	SOCIETE GENERALE	(2,404)
EUR	375,000	AUD	618,814	Sep 23 2020	SOCIETE GENERALE	(8,708)
EUR	375,000	CAD	588,414	Sep 23 2020	SOCIETE GENERALE	(3,410)
EUR	300,000	GBP	271,692	Sep 23 2020	SOCIETE GENERALE	(5,054)
EUR	200,000	JPY	25,120,520	Sep 23 2020	SOCIETE GENERALE	1,543
EUR	375,000	USD	446,134	Sep 23 2020	SOCIETE GENERALE	1,601
GBP	779,840	USD	1,029,718	Sep 01 2020	SOCIETE GENERALE	12,741
GBP	895,334	USD	1,183,158	Sep 02 2020	SOCIETE GENERALE	13,694
GBP	847,809	USD	1,133,605	Sep 03 2020	SOCIETE GENERALE	(279)
GBP	89,481	EUR	100,000	Sep 23 2020	SOCIETE GENERALE	238
GBP	125,000	JPY	17,336,253	Sep 23 2020	SOCIETE GENERALE	3,389
GBP	250,000	USD	328,499	Sep 23 2020	SOCIETE GENERALE	5,743
HUF	70,014,837	EUR	200,000	Sep 16 2020	SOCIETE GENERALE	(3,775)
HUF	29,391,160	USD	100,000	Sep 23 2020	SOCIETE GENERALE	(1,362)
ILS	342,020	USD	100,000	Sep 16 2020	SOCIETE GENERALE	1,978
ILS	1,021,110	USD	300,000	Sep 23 2020	SOCIETE GENERALE	4,488
INR	29,994,000	USD	400,000	Sep 08 2020	SOCIETE GENERALE	7,189
INR	29,995,520	USD	400,000	Sep 14 2020	SOCIETE GENERALE	6,925
INR	15,045,599	USD	200,000	Sep 16 2020	SOCIETE GENERALE	4,064
INR	29,433,000	USD	400,000	Sep 21 2020	SOCIETE GENERALE	(1,031)
INR	29,763,765	USD	400,000	Sep 28 2020	SOCIETE GENERALE	3,124
JPY	42,685,944	NZD	600,000	Sep 01 2020	SOCIETE GENERALE	(1,135)
JPY	18,575,670	USD	174,307	Sep 01 2020	SOCIETE GENERALE	1,077

The accompanying notes are an integral part of the consolidated financial statements.
15

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
JPY	2,656,180	EUR	21,162	Sep 02 2020	SOCIETE GENERALE	$(176)
JPY	14,219,776	NZD	200,000	Sep 02 2020	SOCIETE GENERALE	(461)
JPY	18,575,670	USD	176,225	Sep 02 2020	SOCIETE GENERALE	(839)
JPY	21,231,850	USD	200,492	Sep 03 2020	SOCIETE GENERALE	(24)
JPY	32,011,996	CAD	400,000	Sep 23 2020	SOCIETE GENERALE	(4,350)
JPY	41,837,976	NZD	600,000	Sep 23 2020	SOCIETE GENERALE	(9,014)
JPY	12,500,000	USD	118,472	Sep 23 2020	SOCIETE GENERALE	(417)
KRW	354,939,000	USD	300,000	Sep 08 2020	SOCIETE GENERALE	(1,212)
KRW	118,318,000	USD	100,000	Sep 14 2020	SOCIETE GENERALE	(399)
KRW	178,922,384	USD	150,000	Sep 16 2020	SOCIETE GENERALE	618
KRW	475,288,000	USD	400,000	Sep 21 2020	SOCIETE GENERALE	104
MXN	500,000	USD	22,488	Sep 23 2020	SOCIETE GENERALE	297
NOK	1,057,653	EUR	100,000	Sep 16 2020	SOCIETE GENERALE	1,711
NOK	883,220	USD	100,000	Sep 23 2020	SOCIETE GENERALE	1,123
NZD	600,000	JPY	42,522,383	Sep 01 2020	SOCIETE GENERALE	2,679
NZD	600,000	JPY	42,678,024	Sep 23 2020	SOCIETE GENERALE	1,080
NZD	400,000	USD	261,680	Sep 23 2020	SOCIETE GENERALE	7,754
PHP	17,409,330	USD	350,000	Sep 16 2020	SOCIETE GENERALE	8,748
PLN	664,619	EUR	150,000	Sep 16 2020	SOCIETE GENERALE	1,411
PLN	740,221	USD	200,000	Sep 23 2020	SOCIETE GENERALE	1,014
SEK	9,305,387	EUR	900,000	Sep 16 2020	SOCIETE GENERALE	1,600
SEK	2,577,591	EUR	250,000	Sep 23 2020	SOCIETE GENERALE	(415)
SEK	2,451,760	NOK	2,500,000	Sep 23 2020	SOCIETE GENERALE	(2,709)
SEK	1,733,080	USD	200,000	Sep 23 2020	SOCIETE GENERALE	415
SGD	206,296	USD	150,000	Sep 16 2020	SOCIETE GENERALE	1,627
SGD	820,290	USD	600,000	Sep 23 2020	SOCIETE GENERALE	2,915
THB	4,666,273	USD	150,000	Sep 16 2020	SOCIETE GENERALE	(79)
TWD	2,919,600	USD	100,000	Sep 08 2020	SOCIETE GENERALE	(494)
TWD	10,239,408	USD	350,000	Sep 16 2020	SOCIETE GENERALE	(1,009)
TWD	2,934,495	USD	100,000	Sep 18 2020	SOCIETE GENERALE	18
TWD	5,863,300	USD	200,000	Sep 21 2020	SOCIETE GENERALE	(157)
TWD	5,859,800	USD	200,000	Sep 28 2020	SOCIETE GENERALE	(271)
USD	150,000	BRL	824,122	Sep 16 2020	SOCIETE GENERALE	(355)
USD	2,560,737	CHF	2,318,235	Sep 01 2020	SOCIETE GENERALE	(3,887)
USD	2,565,838	CHF	2,318,235	Sep 02 2020	SOCIETE GENERALE	1,152
USD	150,000	CLP	121,224,739	Sep 16 2020	SOCIETE GENERALE	(5,909)
USD	100,000	CNH	705,324	Sep 16 2020	SOCIETE GENERALE	(2,832)
USD	400,000	CNH	2,777,746	Sep 23 2020	SOCIETE GENERALE	(4,721)
USD	250,000	COP	937,707,163	Sep 16 2020	SOCIETE GENERALE	(381)
USD	4,177,520	EUR	3,513,769	Sep 01 2020	SOCIETE GENERALE	(15,711)
USD	4,170,173	EUR	3,492,607	Sep 02 2020	SOCIETE GENERALE	2,107
USD	1,030,793	GBP	779,840	Sep 01 2020	SOCIETE GENERALE	(11,667)
USD	1,196,995	GBP	895,334	Sep 02 2020	SOCIETE GENERALE	143
USD	100,000	HUF	29,690,245	Sep 02 2020	SOCIETE GENERALE	352
USD	100,000	ILS	342,185	Sep 16 2020	SOCIETE GENERALE	(2,027)
USD	400,000	INR	30,143,000	Sep 08 2020	SOCIETE GENERALE	(9,212)
USD	400,000	INR	30,022,000	Sep 14 2020	SOCIETE GENERALE	(7,284)
USD	250,000	INR	19,074,153	Sep 16 2020	SOCIETE GENERALE	(8,704)
USD	400,000	INR	30,025,520	Sep 21 2020	SOCIETE GENERALE	(7,000)
USD	400,000	INR	29,805,409	Sep 28 2020	SOCIETE GENERALE	(3,688)
USD	400,000	INR	29,469,000	Oct 01 2020	SOCIETE GENERALE	1,000

The accompanying notes are an integral part of the consolidated financial statements.
16

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2020

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	177,752	JPY	18,739,231	Sep 01 2020	SOCIETE GENERALE	$824
USD	200,490	JPY	21,231,850	Sep 02 2020	SOCIETE GENERALE	24
USD	300,000	KRW	355,233,000	Sep 08 2020	SOCIETE GENERALE	965
USD	100,000	KRW	118,601,722	Sep 14 2020	SOCIETE GENERALE	160
USD	150,000	KRW	181,622,381	Sep 16 2020	SOCIETE GENERALE	(2,891)
USD	400,000	KRW	473,329,000	Sep 21 2020	SOCIETE GENERALE	1,545
USD	400,000	KRW	475,340,000	Sep 28 2020	SOCIETE GENERALE	(151)
USD	22,455	MXN	500,000	Sep 23 2020	SOCIETE GENERALE	(330)
USD	50,000	PHP	2,533,163	Sep 16 2020	SOCIETE GENERALE	(2,200)
USD	250,000	RUB	18,242,302	Sep 16 2020	SOCIETE GENERALE	4,150
USD	100,000	SGD	139,131	Sep 16 2020	SOCIETE GENERALE	(2,261)
USD	200,000	THB	6,331,252	Sep 16 2020	SOCIETE GENERALE	(3,414)
USD	900,000	TRY	6,490,220	Sep 23 2020	SOCIETE GENERALE	22,077
USD	100,000	TWD	2,936,700	Sep 08 2020	SOCIETE GENERALE	(89)
USD	150,000	TWD	4,396,798	Sep 16 2020	SOCIETE GENERALE	143
USD	100,000	TWD	2,933,500	Sep 18 2020	SOCIETE GENERALE	16
USD	200,000	TWD	5,866,000	Sep 21 2020	SOCIETE GENERALE	65
USD	200,000	ZAR	3,456,337	Sep 16 2020	SOCIETE GENERALE	(3,505)
USD	100,000	ZAR	1,756,064	Sep 23 2020	SOCIETE GENERALE	(3,321)
ZAR	1,703,694	USD	100,000	Sep 16 2020	SOCIETE GENERALE	311
Total Forward Foreign Currency Contracts						$76,436

AUD	Australian Dollar	LME	London Mercantile Exchange
BRL	Brazilian Real	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	Deutscher Aktienindex	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
FTSE	Financial Times Stock Exchange	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
ILS	Israeli New Shekel	TWD	Taiwan Dollar
INR	Indian Rupee	USD	United States Dollar
JPY	Japanese Yen	WTI	West Texas Intermediate
KRW	Korean Won	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.
17

Abbey Capital Multi Asset Fund

Consolidated Statement of Assets And Liabilities

August 31, 2020

ASSETS
Investments, at value (cost $31,358,816)	$31,358,946
Foreign currency deposits with broker for futures contracts (cost $20,868)	21,342
Deposits with broker for forward foreign currency contracts	274,933
Deposits with broker for futures contracts	3,025,505
Receivables for:
Capital shares sold	200,000
Interest and dividends receivable	77
Unrealized appreciation on forward foreign currency contracts	256,581
Unrealized appreciation on futures contracts	4,608,701
Prepaid expenses and other assets	19,994
Total assets	39,766,079

LIABILITIES
Payables for:
Advisory fees	33,985
Administration and accounting services fees	14,101
Unrealized depreciation on forward foreign currency contracts	180,145
Unrealized depreciation on futures contracts	1,930,572
Other accrued expenses and liabilities	35,686
Total liabilities	2,194,489
Net assets	$37,571,590

NET ASSETS CONSIST OF:
Par value	$3,395
Paid-in capital	36,865,534
Total distributable earnings/(losses)	702,661
Net assets	$37,571,590

CLASS I SHARES:
Net assets	$37,571,590
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,394,740
Net asset value, offering and redemption price per share	$11.07

The accompanying notes are an integral part of the consolidated financial statements.
18

Abbey Capital Multi Asset Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2020

INVESTMENT INCOME
Interest	$307,624
Total investment income	307,624
EXPENSES
Advisory fees (Note 2)	528,366
Administration and accounting services fees (Note 2)	74,328
Audit and tax service fees	60,515
Registration and filing fees	25,428
Director fees	13,371
Printing and shareholder reporting fees	10,365
Legal fees	7,951
Officer fees	2,073
Custodian fees (Note 2)	1,236
Transfer agent fees (Note 2)	932
Other expenses	5,421
Total expenses before waivers and/or reimbursements	729,986
Less: waivers and/or reimbursements (Note 2)	(195,654)
Net expenses after waivers and/or reimbursements	534,332
Net investment income/(loss)	(226,708)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	8,773
Futures contracts	3,240,778
Foreign currency transactions	310
Forward foreign currency contracts	2,916
Net change in unrealized appreciation/(depreciation) on:
Investments	(11,098)
Futures contracts	1,429,771
Foreign currency translations	4,082
Forward foreign currency contracts	87,472
Net realized and unrealized gain/(loss) from investments	4,763,004
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,536,296

The accompanying notes are an integral part of the consolidated financial statements.
19

Abbey Capital Multi Asset Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(226,708)	$56,172
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	3,252,777	2,667,776
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	1,510,227	295,999
Net increase/(decrease) in net assets resulting from operations	4,536,296	3,019,947
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(3,011,201)	(1,736,107)
Net decrease in net assets from dividends and distributions to shareholders	(3,011,201)	(1,736,107)
CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	5,162,687	3,807,213
Proceeds from reinvestment of distributions	2,892,850	1,699,774
Shares redeemed	(250,926)	(156,967)
Total from Class I Shares	7,804,611	5,350,020
Net increase/(decrease) in net assets from capital share transactions	7,804,611	5,350,020
Total increase/(decrease) in net assets	9,329,706	6,633,860
NET ASSETS:
Beginning of period	28,241,884	21,608,024
End of period	$37,571,590	$28,241,884
SHARE TRANSACTIONS:
Class I Shares
Shares sold	524,318	378,195
Shares reinvested	314,099	191,201
Shares redeemed	(25,056)	(17,613)
Total Class I Shares	813,361	551,783
Net increase/(decrease) in shares outstanding	813,361	551,783

The accompanying notes are an integral part of the consolidated financial statements.
20

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period Ended August 31, 2018(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.94	$10.65	$10.00
Net investment income/(loss)(2)	(0.08)	0.02	(0.01)
Net realized and unrealized gain/(loss) from investments	1.38	1.09	0.66
Net increase/(decrease) in net assets resulting from operations	1.30	1.11	0.65
Dividends and distributions to shareholders from:
Net investment income	(0.96)	(0.36)	—
Net realized capital gains	(0.21)	(0.46)	—
Total dividends and distributions to shareholders	(1.17)	(0.82)	—
Net asset value, end of period	$11.07	$10.94	$10.65
Total investment return/(loss)(3)	13.97%	12.20%	6.50	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,572	$28,242	$21,608
Ratio of expenses to average net assets with waivers and/or reimbursements(6)	1.79%	1.79%	1.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements(6)	2.45%	2.27%	2.84	%(5)
Ratio of net investment income/(loss) to average net assets	(0.76)%	0.25%	(0.25	)%(5)
Portfolio turnover rate	0%	0%	0	%(4)

(1)	Inception date of Class I Shares of the Fund was April 11, 2018.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

The accompanying notes are an integral part of the consolidated financial statements.
21

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements

August 31, 2020

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Abbey Capital Multi Asset Fund (the “Fund”), which commenced investment operations on April 11, 2018. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares will be sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class A Shares and Class C Shares have not yet commenced operations as of the end of the reporting period.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2020, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2020 (the “current fiscal period”).

Consolidation of Subsidiary — The Managed Futures strategy will be achieved by the Fund investing up to 25% of its total assets in Abbey Capital Multi Asset Offshore Fund Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $8,039,094, which represented 21.40% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$31,358,946	$31,358,946	$—	$—
Commodity Contracts
Futures Contracts	1,814,192	1,814,192	—	—
Equity Contracts
Futures Contracts	2,441,209	2,441,209	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	256,581	—	256,581	—
Futures Contracts	257,961	257,961	—	—
Interest Rate Contracts
Futures Contracts	95,339	95,339	—	—
Total Assets	$36,224,228	$35,967,647	$256,581	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(1,794,080)	$(1,794,080)	$—	$—
Equity Contracts
Futures Contracts	(37,841)	(37,841)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(180,145)	—	(180,145)	—
Futures Contracts	(29,639)	(29,639)	—	—
Interest Rate Contracts
Futures Contracts	(69,012)	(69,012)	—	—
Total Liabilities	$(2,110,717)	$(1,930,572)	$(180,145)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end

23

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values of the Fund’s derivative holdings and location on the Consolidated Statement of Assets and Liabilities as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	$—	$—	$256,581	$—	$256,581
Futures Contracts (a)	Unrealized appreciation on futures contracts	2,441,209	95,339	257,961	1,814,192	4,608,701
Total Value- Assets		$2,441,209	$95,339	$514,542	$1,814,192	$4,865,282
Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(180,145)	$—	$(180,145)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(37,841)	(69,012)	(29,639)	(1,794,080)	(1,930,572)
Total Value- Liabilities		$(37,841)	$(69,012)	$(209,784)	$(1,794,080)	$(2,110,717)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

24

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from Futures Contracts	$1,371,270	$911,023	$(120,217)	$1,078,702	$3,240,778
Forward Contracts	Net realized gain/(loss) from Forward Foreign Currency Contracts	—	—	2,916	—	2,916
Total Realized Gain/(Loss)		$1,371,270	$911,023	$(117,301)	$1,078,702	$3,243,694

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$2,457,381	$(487,591)	$(167,946)	$(372,073)	$1,429,771
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	87,472	—	87,472
Total Change in Unrealized Appreciation/(Depreciation)		$2,457,381	$(487,591)	$(80,474)	$(372,073)	$1,517,243

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$197,584,041	$(36,356,508)	$(49,702,806)	$49,703,214

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

25

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$256,581	$(180,145)	$—	$76,436	$180,145	$(180,145)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

26

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

27

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

28

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and its Subsidiary. The Adviser allocates the assets of the Subsidiary to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after February 28, 2021.

Advisory Fee	Expense Caps
	Class A	Class I	Class C
1.77%	2.04%	1.79%	2.79%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$528,366	$(195,654)	$332,712

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2021	August 31, 2022	August 31, 2023	Total
$84,306	$106,779	$195,654	$386,739

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the period.

Effective July 20, 2020, Crabel Capital Management, LLC serves as a Trading Adviser to the Fund.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

29

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

The Board has adopted a Plan of Distribution for the Class A Shares and Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

30

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$37,526,764	$1,063	$(2,161,673)	$(2,160,610)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to disallowed book income from the Subsidiary were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(1,405,513)	$1,405,513

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$2,064,937	$2,069,200	$(3,431,476)	$—	$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019, were as follows:

	Ordinary Income	Long-Term Gains	Total
2020	$2,675,202	$335,999	$3,011,201
2019	$1,151,783	$584,324	$1,736,107

6. New Accounting Pronouncements and Regulatory Updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after

31

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2020

December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

Expense Limitation Agreement

Subsequent to the end of the reporting period, the Fund’s contractual limitation agreement was extended through December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2021.

32

Abbey Capital Multi Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Abbey Capital Multi Asset Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Multi Asset Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and the period April 11, 2018 (commencement of operations) to August 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended and for the period April 11, 2018 (commencement of operations) to August 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 30, 2020

33

Abbey Capital Multi Asset Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2020. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. During the fiscal year ended August 31, 2020, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 7.61%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

34

Abbey Capital Multi Asset Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the investment advisory agreement between Abbey Capital and Abbey Capital Multi Asset Offshore Fund Limited (“ACMAF”) (together with the Investment Advisory Agreement, the “Advisory Agreements”), and (3) the trading advisory agreements among Abbey Capital, ACMAF and Aspect Capital Limited, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners LLC (each, a “Trading Adviser”)(the “Trading Advisory Agreements”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for an additional one-year term ending August 16, 2021. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreement between the Company and Abbey Capital, the approval of the investment advisory agreement between Abbey Capital and ACMAF, and the approval of the Trading Advisory Agreements with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage, as applicable, and Abbey Capital’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and ACMAF, as applicable.

35

Abbey Capital Multi Asset Fund

Other Information (Concluded)

(Unaudited)

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark for the year-to-date, one-year, three-year, and since-inception periods ended March 31, 2020. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the one-year and since-inception periods ended December 31, 2019.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fee ranked in the 4th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least February 28, 2021 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreements and Trading Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2021.

Approval of Trading Advisory Agreement

As required by the 1940 Act, the Board, including all of the Independent Directors, considered the approval of a new Trading Advisory Agreement by and among Abbey Capital, Abbey Capital Multi Asset Offshore Fund Limited and Crabel Capital Management LLC (“Crabel”) at a meeting of the Board held on June 23, 2020 (the “June Meeting”). At the June Meeting, the Board, including all of the Independent Directors, approved the new Trading Advisory Agreement for an initial period ending August 16, 2021. The Board’s decision to approve the Trading Advisory Agreement reflects the exercise of its business judgment. In approving the Trading Advisory Agreement, the Board considered information provided by Abbey Capital and Crabel, with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Trading Advisory Agreement between Abbey Capital and Crabel, the Board took into account all materials provided prior to and during the June Meeting and at other meetings throughout the past year, the presentations made during the June Meeting, and the discussions held during the June Meeting. Among other things, the Board considered (i) the nature, extent, and quality of services to be provided to the Fund by Crabel; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Crabel’s investment philosophies and processes; (iv) Crabel’s assets under management and client descriptions; (v) Crabel’s soft dollar commission and trade allocation policies; (vi) Crabel’s advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Crabel’s compliance procedures; and (viii) Crabel’s financial information and insurance coverage.

The Board also considered the fees payable to Crabel under the proposed Trading Advisory Agreement with Crabel and the services to be provided by Crabel. In this regard, the Board noted that the fees for Crabel were payable by Abbey Capital.

After reviewing the information regarding the Adviser’s and Crabel’s costs, profitability and economies of scale, and after considering the services to be provided by Crabel, the Board concluded that the trading advisory fees to be paid by Abbey Capital to Crabel were fair and reasonable, the Trading Advisory Agreement was in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser derives an inappropriate advantage, and that the Trading Advisory Agreement with Crabel should be approved for an initial period ending August 16, 2021.

36

Abbey Capital Multi Asset Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).

37

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A

38

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

39

Abbey Capital Multi Asset Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

40

Abbey Capital Multi Asset Fund

Privacy Notice

(Unaudited)

Abbey Capital Multi Asset Fund

FACTS	WHAT DOES THE ABBEY CAPITAL MULTI ASSET FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Multi Asset Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Multi Asset Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

41

Abbey Capital Multi Asset Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Multi Asset Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Multi Asset Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.
You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

42

Abbey Capital Multi Asset Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Multi Asset Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Multi Asset Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Abbey Capital Multi Asset Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Multi Asset Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

43

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP.
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AMA-AR20

ADARA SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6482.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6482 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ADARA SMALLER COMPANIES FUND

ANNUAL INVESTMENT ADVISER’S REPORT

AUGUST 31, 2020 (UNAUDITED)

Dear Shareholder,

The Adara Smaller Companies Fund (the “Fund”) generated a return of 10.47% in the fiscal year ended August 31, 2020, and outperformed the benchmark Russell 2000 Index, which returned 6.02% over the same period.

The Fund ended the fiscal year with five underlying sub-advisers: microcap managers Driehaus Capital Management LLC (“Driehaus”) and Pacific Ridge Capital Partners, LLC (“Pacific Ridge”) and small-cap managers Pier Capital LLC (“Pier”), River Road Asset Management, LLC (“River Road”) and our tax-loss harvesting manager Aperio Group, LLC (“Aperio”). In December 2019, the Fund decided to make a sub-adviser change and terminated its relationship with microcap manager Granite Investment Partners, LLC (“Granite”), allocating the assets previously managed by Granite to existing microcap mangers Driehaus and Pacific Ridge. Returns for the underlying sub-advisers in the 2020 fiscal year were as follows: Driehaus +43.60%, Pier +26.54%, Aperio +3.60%, River Road -4.57%, and Pacific Ridge -10.56%. The return for Granite during the portion of the 2020 fiscal year when it was a sub-adviser was -8.65%.

Altair continues to believe that the small and microcap space of the market remains highly inefficient, with little analyst coverage or institutional ownership. We believe these inefficiencies provide the potential for active managers to generate meaningful outperformance over the long term.

Sincerely,
Altair Advisers LLC

Opinions expressed are those of the Investment Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

1

ADARA SMALLER COMPANIES FUND

ANNUAL report
Performance Data

August 31, 2020 (UNAUDITED)

Comparison of Change in Value of $10,000 Invested in
ADARA Smaller Companies Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on October 21, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	One Year	Three Years	Five Years	Since Inception
Adara Smaller Companies Fund	10.47%	9.70%	10.04%	9.57%*
Russell 2000® Index	6.02%	5.03%	7.65%	7.44%**

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2019, are 0.98% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier types of investments including small and micro-cap stocks, Initial Public Offerings (IPOs), special situations and illiquid securities all of which may be more volatile and less liquid.

2

ADARA SMALLER COMPANIES FUND

Fund Expense Example

August 31, 2020 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Class I Shares
Actual	$ 1,000.00	$ 1,126.30	$ 4.86	0.91%	12.63%
Hypothetical (5% return before expenses)	1,000.00	1,020.56	4.62	0.91	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

ADARA SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

August 31, 2020 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	7.4%	$26,564,629
Retail	6.5	23,531,738
Software	6.1	22,034,770
Healthcare-Products	5.4	19,432,349
Semiconductors	5.1	18,355,125
Commercial Services	4.8	17,272,428
Internet	4.5	16,333,377
Biotechnology	4.1	14,878,689
Insurance	3.6	12,865,136
Pharmaceuticals	3.2	11,669,784
REITS	2.8	9,987,360
Transportation	2.6	9,475,907
Computers	2.3	8,422,725
Leisure Time	2.1	7,654,370
Home Builders	2.1	7,630,725
Food	1.7	6,166,847
Building Materials	1.6	5,927,863
Electronics	1.6	5,665,832
Auto Parts & Equipment	1.5	5,496,570
Engineering & Construction	1.4	5,168,299
Diversified Financial Services	1.4	5,087,612
Energy-Alternate Sources	1.4	4,920,383
Miscellaneous Manufacturing	1.2	4,482,031
Machinery-Diversified	1.2	4,368,010
Healthcare-Services	1.2	4,129,226
Aerospace/Defense	1.0	3,500,889
Electrical Components & Equipment	0.9	3,402,192
Distribution/Wholesale	0.9	3,167,454
Telecommunications	0.9	3,082,807
Savings & Loans	0.8	2,746,819
Oil & Gas	0.8	2,694,480
Metal Fabricate/Hardware	0.7	2,625,785
Environmental Control	0.7	2,556,503
Hand/Machine Tools	0.7	2,553,848
Textiles	0.6	2,156,381
Housewares	0.6	2,126,933
Home Furnishings	0.6	2,056,552
Apparel	0.5	1,904,135
Agriculture	0.5	1,899,679
Entertainment	0.5	1,885,250
Cosmetics/Personal Care	0.5	1,831,627
Oil & Gas Services	0.5	1,807,488
Chemicals	0.5	1,693,636
Real Estate	0.4	1,366,153
Machinery-Construction & Mining	0.3	1,121,745
Beverages	0.2	876,056
Household Products/Wares	0.2	854,734
Mining	0.2	737,698
Auto Manufacturers	0.2	705,932
Electric	0.2	595,964
Airlines	0.2	546,864
Packaging & Containers	0.1	467,801
Gas	0.1	459,458
Investment Companies	0.1	418,547
Forest Products & Paper	0.1	315,023
Water	0.1	223,023
Iron/Steel	0.1	190,910
Coal	0.0	147,754
Lodging	0.0	127,901
Office/Business Equipment	0.0	107,714
Media	0.0	71,891
Office Furnishings	0.0	34,201
PREFERRED STOCKS:
Distribution/Wholesale	0.0	27,326
SHORT-TERM INVESTMENTS	7.7	27,812,657
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8	3,018,607
NET ASSETS	100.0%	$361,442,202

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
4

ADARA SMALLER COMPANIES FUND

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
COMMON STOCKS — 91.5%
Aerospace/Defense — 1.0%
AAR Corp.*	11,755	$237,216
Aerovironment, Inc.*	1,433	109,467
Barnes Group, Inc.	5,132	203,227
Cubic Corp.	34,959	1,645,870
Mercury Systems, Inc.*	8,562	648,486
Moog, Inc., Class A	1,762	106,231
National Presto Industries, Inc.	728	65,469
Park Aerospace Corp.	35,959	398,785
Triumph Group, Inc.*	11,914	86,138
		3,500,889
Agriculture — 0.5%
Darling Ingredients, Inc.*	8,943	285,908
Phibro Animal Health Corp., Class A	1,739	37,319
Sanderson Farms, Inc.	1,371	160,352
Turning Point Brands, Inc.	30,557	883,097
Vital Farms, Inc.*	13,528	533,003
		1,899,679
Airlines — 0.2%
Allegiant Travel Co.*	418	53,755
Hawaiian Holdings, Inc.*	6,287	84,497
SkyWest, Inc.*	12,143	408,612
		546,864
Apparel — 0.5%
Capri Holdings Ltd.*	5,836	92,442
Crocs, Inc.*	40,344	1,610,129
Kontoor Brands, Inc.*	4,168	92,113
Skechers U.S.A., Inc., Class A*	3,666	109,430
Steven Madden Ltd.*	1	21
		1,904,135
Auto Manufacturers — 0.2%
GreenPower Motor Co., Inc.*	30,167	595,798
Wabash National Corp.	9,020	110,134
		705,932
Auto Parts & Equipment — 1.5%
American Axle & Manufacturing Holdings, Inc.*	4,229	32,902
Dorman Products, Inc.*	1,452	122,970
Gentherm, Inc.*	3,355	151,747
Meritor, Inc.*	2,172	49,435
Methode Electronics, Inc.	18,360	519,771
Motorcar Parts of America, Inc.*	1,467	25,540
Shyft Group Inc., (The)	174,829	3,491,335
Unique Fabricating, Inc.*	211,220	709,699
XPEL, Inc.*	15,790	393,171
		5,496,570

Banks — 7.4%	Number of Shares	Value
Allegiance Bancshares, Inc.	887	$22,548
American River Bankshares	111,864	1,102,979
Atlantic Capital Bancshares, Inc.*	58,762	677,820
Bank of Commerce Holdings	153,260	1,126,461
Baycom Corp.*	31,568	365,715
Boston Private Financial Holdings, Inc.	8,260	49,064
Cadence BanCorp	43,952	417,544
Capital Bancorp, Inc.*	90,320	940,231
Central Pacific Financial Corp.	2,923	45,277
City Holding Co.	4,208	269,228
Civista Bancshares, Inc.	43,180	576,453
Columbia Banking System, Inc.	3,060	85,405
Community Bank System, Inc.	1,997	120,159
Customers Bancorp, Inc.*	9,124	116,513
CVB Financial Corp.	8,715	158,700
Esquire Financial Holdings, Inc.*	93,905	1,549,433
Farmers National Bancorp	97,200	1,133,352
First BanCorp	46,257	265,053
First Bancshares, Inc., (The)	37,480	803,571
First Business Financial Services, Inc.	67,789	1,050,730
First Commonwealth Financial Corp.	5,580	45,756
First Financial Bancorp	16,170	221,852
First Financial Bankshares, Inc.	13,162	398,480
First Merchants Corp.	26,206	670,349
First Midwest Bancorp, Inc.	2,645	32,957
First Northwest Bancorp	78,120	867,132
Flagstar Bancorp, Inc.	2,203	69,218
Glacier Bancorp, Inc.	3,879	136,095
Hanmi Financial Corp.	5,489	52,310
Heritage Financial Corp.	3,943	78,623
HomeStreet, Inc.	2,570	70,341
Hope Bancorp, Inc.	23,822	201,534
Horizon Bancorp	89,947	1,005,607
Independent Bank Corp.	1,226	77,054
Independent Bank Group, Inc.	581	27,017
LCNB Corp.	75,165	1,101,919
Live Oak Bancshares, Inc.	39,705	880,657
Metropolitan Bank Holding Corp.*	37,106	1,149,173
Northeast Bank	100,640	1,877,942
OFG Bancorp	8,517	109,358
Orrstown Financial Services, Inc.	37,330	514,034
Parke Bancorp, Inc.	80,371	988,563
Preferred Bank	2,249	84,113
Premier Financial Bancorp, Inc.	96,777	1,240,681
S&T Bancorp, Inc.	3,311	66,866
Seacoast Banking Corp. of Florida*	40,287	815,409
Southside Bancshares, Inc.	4,513	124,356
Tompkins Financial Corp.	1,660	109,859

The accompanying notes are an integral part of the financial statements.
5

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Banks — (Continued)
Triumph Bancorp, Inc.*	21,686	$619,352
TrustCo Bank Corp.	10,872	64,797
UMB Financial Corp.	3,164	169,970
United Community Banks, Inc.	5,713	103,520
Veritex Holdings, Inc.	11,815	212,434
Walker & Dunlop, Inc.	1,239	67,872
Webster Financial Corp.	6,667	183,343
West Bancorporation, Inc.	62,850	1,106,160
Westamerica Bancorp	2,361	143,690
		26,564,629
Beverages — 0.2%
Celsius Holdings, Inc.*	45,111	876,056
Biotechnology — 4.1%
Allogene Therapeutics, Inc.*	7,438	265,165
Apellis Pharmaceuticals, Inc.*	18,432	568,258
Applied Therapeutics, Inc.*	25,101	604,934
Avid Bioservices, Inc.*	35,599	298,676
Biohaven Pharmaceutical Holding Co. Ltd.*	4,958	314,288
Black Diamond Therapeutics, Inc.*	17,957	516,623
Blueprint Medicines Corp.*	3,379	261,636
Crinetics Pharmaceuticals, Inc.*	28,663	459,468
Emergent BioSolutions, Inc.*	7,767	885,826
Epizyme, Inc.*	31,795	413,335
Gamida Cell Ltd.*	45,207	197,102
Guardant Health, Inc.*	3,397	324,413
Immunovant, Inc.*	30,041	1,020,192
Iovance Biotherapeutics, Inc.*	17,303	576,709
Ligand Pharmaceuticals, Inc.*	978	99,756
Mirati Therapeutics, Inc.*	6,426	959,852
Nektar Therapeutics*	5,506	106,486
NeoGenomics, Inc.*	24,338	947,965
PTC Therapeutics, Inc.*	5,831	288,197
Relay Therapeutics, Inc.*	23,403	940,567
SpringWorks Therapeutics, Inc.*	31,113	1,381,728
Turning Point Therapeutics, Inc.*	9,800	766,164
Twist Bioscience Corp.*	23,605	1,650,698
Xenon Pharmaceuticals, Inc.*	21,798	264,846
Y-mAbs Therapeutics, Inc.*	17,797	765,805
		14,878,689
Building Materials — 1.6%
AAON, Inc.	2,783	158,436
American Woodmark Corp.*	2,580	225,750
Apogee Enterprises, Inc.	3,414	71,455
Armstrong World Industries, Inc.	11,835	872,713
AZEK Co., Inc., (The)*	14,915	588,844
Boise Cascade Co.	3,571	163,552
Forterra, Inc.*	15,589	206,554
Gibraltar Industries, Inc.*	4,141	258,585
Griffon Corp.	21,998	478,017

	Number of Shares	Value
Building Materials — (Continued)
Masonite International Corp.*	7,316	$667,878
PGT Innovations, Inc.*	40,270	730,095
Simpson Manufacturing Co., Inc.	2,069	203,466
SPX Corp.*	4,521	189,113
Trex Co., Inc.*	4,231	632,492
UFP Industries, Inc.	8,103	480,913
		5,927,863
Chemicals — 0.5%
AdvanSix, Inc.*	2,237	28,477
American Vanguard Corp.*	1,365	19,315
Axalta Coating Systems Ltd.*	17,118	408,264
Balchem Corp.	1,142	111,573
Chemours Co., (The)	9,276	191,642
GCP Applied Technologies, Inc.*	3,880	101,113
Innospec, Inc.	1,121	83,728
Koppers Holdings, Inc.*	7,974	191,854
Kraton Corp.*	2,465	34,609
Rogers Corp.*	1,868	211,663
Stepan Co.	2,701	311,398
		1,693,636
Coal — 0.0%
Warrior Met Coal, Inc.	9,551	147,754
Commercial Services — 4.8%
Acacia Research Corp.*	304,070	1,153,946
American Public Education, Inc.*	1,140	35,842
AMN Healthcare Services, Inc.*	3,294	177,349
ARC Document Solutions, Inc.*	268,200	284,292
ASGN, Inc.*	2,386	171,243
Barrett Business Services, Inc.	39,178	2,255,478
BG Staffing, Inc.	113,750	1,066,975
Brink’s Co., (The)	4,054	196,051
CAI International, Inc.	80,880	1,763,993
CRA International, Inc.	41,300	1,755,663
EVERTEC, Inc.	11,006	385,430
Forrester Research, Inc.*	938	33,262
FTI Consulting, Inc.*	5,623	645,296
Green Dot Corp., Class A*	4,948	257,593
HealthEquity, Inc.*	10,113	581,295
Heidrick & Struggles International, Inc.	3,300	71,379
HMS Holdings Corp.*	9,256	258,150
Insperity, Inc.	17,793	1,198,714
K12, Inc.*	13,162	489,758
MarketAxess Holdings, Inc.	1,203	584,586
Medifast, Inc.	1,970	320,558
Progyny, Inc.*	20,898	596,638
Rent-A-Center, Inc.	3,409	104,656
Repay Holdings Corp.*	20,371	515,386
Resources Connection, Inc.	1,426	17,526
Sabre Corp.*	29,781	208,169
SP Plus Corp.*	20,477	419,983

The accompanying notes are an integral part of the financial statements.
6

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Commercial Services — (Continued)
Strategic Education, Inc.	2,810	$288,222
TechTarget, Inc.*	10,872	431,401
TriNet Group, Inc.*	2,805	190,291
Universal Technical Institute, Inc.*	42,406	298,962
Viad Corp.*	24,001	514,341
		17,272,428
Computers — 2.3%
CACI International, Inc., Class A*	1,145	268,147
Computer Services, Inc.	17,366	1,050,643
Diebold Nixdorf, Inc.*	12,251	102,173
DXC Technology Co.*	25,615	511,788
Endava PLC, SP ADR*	21,673	1,180,962
ExlService Holdings, Inc.*	1,497	95,344
Globant S.A.*	2,938	521,730
Insight Enterprises, Inc.*	2,176	130,136
Kornit Digital Ltd.*	8,907	551,610
MAXIMUS, Inc.	9,412	729,901
MTS Systems Corp.*	9,270	226,188
Quantum Corp.*	143,730	784,766
Rimini Street, Inc.*	138,340	605,929
Science Applications International Corp.	1,681	140,296
TTEC Holdings, Inc.	3,501	198,472
Virtusa Corp.*	4,689	185,403
Vocera Communications, Inc.*	17,357	485,822
WNS Holdings Ltd., ADR*	9,848	653,415
		8,422,725
Cosmetics/Personal Care — 0.5%
elf Beauty, Inc.*	54,591	1,066,162
Inter Parfums, Inc.*	17,136	765,465
		1,831,627
Distribution/Wholesale — 0.9%
Core-Mark Holding Co, Inc.	7,246	242,161
G-III Apparel Group Ltd.*	19,012	210,273
Manitex International, Inc.*	275,100	1,240,701
Pool Corp.	2,106	690,431
RESIDEO TECHNOLOGIES, Inc.*	4,980	66,533
ScanSource, Inc.*	2,834	69,972
SiteOne Landscape Supply, Inc.*	5,038	630,002
WESCO International, Inc.*	371	17,381
		3,167,454
Diversified Financial Services — 1.4%
Blucora, Inc.*	3,569	42,578
Cohen & Steers, Inc.	6,539	395,609
Encore Capital Group, Inc.*	3,458	158,861
Enova International, Inc.*	3,612	61,693
Evercore Partners, Inc., Class A	12,734	787,980
Houlihan Lokey, Inc.	9,761	571,995
I3 Verticals, Inc., Class A*	21,477	598,994

	Number of Shares	Value
Diversified Financial Services — (Continued)
Interactive Brokers Group, Inc., Class A	3,063	$162,400
Moelis & Co., Class A	13,425	428,392
Silvercrest Asset Management Group, Inc., Class A	112,956	1,416,468
Virtus Investment Partners, Inc.	807	114,513
Waddell & Reed Financial, Inc., Class A	5,577	87,838
WisdomTree Investments, Inc.	17,168	64,208
World Acceptance Corp.*	2,155	196,083
		5,087,612
Electric — 0.2%
ALLETE, Inc.	614	33,132
Ameresco, Inc., Class A*	16,486	562,832
		595,964
Electrical Components & Equipment — 0.9%
Encore Wire Corp.	1,278	65,958
Insteel Industries, Inc.	708	13,056
Littelfuse, Inc.	1,079	195,126
nLight, Inc.*	60,490	1,413,047
Powell Industries, Inc.	1,167	31,497
Vicor Corp.*	19,344	1,683,508
		3,402,192
Electronics — 1.6%
Atkore International Group, Inc.*	19,722	527,169
Brady Corp., Class A	2,928	137,294
Coherent, Inc.*	1,014	114,237
Comtech Telecommunications Corp.	103,437	1,717,054
FARO Technologies, Inc.*	2,255	127,407
II-VI, Inc.*	3,812	169,634
Itron, Inc.*	12,808	762,973
Ituran Location and Control Ltd.*	27,351	396,590
nVent Electric PLC	32,332	618,188
OSI Systems, Inc.*	1,136	89,460
Plexus Corp.*	2,641	200,901
Sanmina Corp.*	6,648	188,138
SMTC Corp.*	121,200	413,292
SYNNEX Corp.*	830	105,535
TTM Technologies, Inc.*	8,548	97,960
		5,665,832
Energy-Alternate Sources — 1.4%
Enphase Energy, Inc.*	8,354	645,179
Plug Power, Inc.*	71,334	925,915
Renewable Energy Group, Inc.*	4,229	141,376
REX American Resources Corp.*	840	51,895
SolarEdge Technologies, Inc.*	1,052	232,650
Sunnova Energy International, Inc.*	53,210	1,262,141
TPI Composites, Inc.*	54,094	1,661,227
		4,920,383

The accompanying notes are an integral part of the financial statements.
7

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Engineering & Construction — 1.4%
Aegion Corp.*	1,910	$30,913
Arcosa, Inc.	619	28,654
Comfort Systems USA, Inc.	25,100	1,271,817
EMCOR Group, Inc.	4,741	355,622
Exponent, Inc.	10,136	815,492
Mistras Group, Inc.*	47,590	226,528
MYR Group, Inc.*	5,139	199,445
Sterling Construction Co., Inc.*	79,950	1,130,493
TopBuild Corp.*	2,707	416,337
WillScot Mobile Mini Holdings Corp.*	38,715	692,998
		5,168,299
Entertainment — 0.5%
Cinemark Holdings, Inc.*	12,536	183,653
GAN Ltd.*	37,905	778,948
Monarch Casino & Resort, Inc.*	3,215	147,922
Scientific Games Corp.*	6,167	127,564
Twin River Worldwide Holdings, Inc.*	27,044	647,163
		1,885,250
Environmental Control — 0.7%
Casella Waste Systems, Inc., Class A*	8,444	474,131
Harsco Corp.*	20,178	285,519
Montrose Environmental Group, Inc.*	27,420	772,970
Tetra Tech, Inc.	3,198	295,207
US Ecology, Inc.*	19,625	728,676
		2,556,503
Food — 1.7%
B&G Foods, Inc.	10,026	312,210
BellRing Brands, Inc., Class A*	22,295	433,415
Chefs’ Warehouse, Inc. (The)*	2,000	29,620
Hostess Brands, Inc.*	137,570	1,766,399
Ingles Markets, Inc., Class A	19,436	785,214
J&J Snack Foods Corp.	578	78,579
Landec Corp.*	128,758	1,318,482
Pilgrim’s Pride Corp.*	14,873	237,968
SpartanNash Co.	5,509	110,070
Sprouts Farmers Market, Inc.*	17,992	420,113
United Natural Foods, Inc.*	8,258	149,057
Whole Earth Brands, Inc.*	65,633	525,720
		6,166,847
Forest Products & Paper — 0.1%
Clearwater Paper Corp.*	2,737	92,127
Mercer International, Inc.	3,746	31,392
Schweitzer-Mauduit International, Inc.	6,314	191,504
		315,023

	Number of Shares	Value
Gas — 0.1%
Northwest Natural Holding Co.	2,390	$122,153
Southwest Gas Holdings, Inc.	1,157	72,741
Spire, Inc.	4,545	264,564
		459,458
Hand/Machine Tools — 0.7%
Colfax Corp.*	18,523	616,445
Franklin Electric Co., Inc.	1,896	112,547
Hurco Cos., Inc.	42,910	1,213,495
MSA Safety, Inc.	4,854	611,361
		2,553,848
Healthcare-Products — 5.4%
ABIOMED, Inc.*	1,453	446,972
Adaptive Biotechnologies Corp.*	11,011	458,168
Alphatec Holdings, Inc.*	95,493	572,003
Axonics Modulation Technologies, Inc.*	20,157	851,835
Castle Biosciences, Inc.*	25,664	1,173,615
Cerus Corp.*	52,387	333,705
CRH Medical Corp.*	625,143	1,481,589
GenMark Diagnostics, Inc.*	44,142	572,522
Haemonetics Corp.*	3,260	292,292
ICU Medical, Inc.*	578	115,739
Inari Medical, Inc.*	6,615	528,803
Inspire Medical Systems, Inc.*	15,494	1,850,758
Integra LifeSciences Holdings Corp.*	3,088	147,575
Luminex Corp.	1,725	46,040
Masimo Corp.*	2,530	566,720
Merit Medical Systems, Inc.*	3,088	151,621
Natera, Inc.*	29,397	1,872,883
NuVasive, Inc.*	789	41,130
OraSure Technologies, Inc.*	5,505	64,519
OrthoPediatrics Corp.*	30,724	1,548,490
Quanterix Corp.*	27,978	996,017
Repligen Corp.*	6,174	956,414
SeaSpine Holdings Corp.*	46,141	614,137
SI-BONE, Inc.*	35,853	782,312
Tandem Diabetes Care, Inc.*	19,173	2,161,180
West Pharmaceutical Services, Inc.	2,836	805,310
		19,432,349
Healthcare-Services — 1.2%
Amedisys, Inc.*	5,032	1,217,241
Chemed Corp.	621	321,125
eHealth, Inc.*	1,438	90,767
Ensign Group, Inc., (The)	2,070	121,178
Fulgent Genetics, Inc.*	4,715	139,375
LHC Group, Inc.*	6,344	1,322,343
Pennant Group Inc., (The)*	2,221	82,266
Providence Service Corp., (The)*	2,212	204,809
RadNet, Inc.*	2,821	40,679

The accompanying notes are an integral part of the financial statements.
8

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Healthcare-Services — (Continued)
Tivity Health, Inc.*	2,357	$38,560
US Physical Therapy, Inc.*	1,232	109,525
Vapotherm, Inc.*	14,187	441,358
		4,129,226
Home Builders — 2.1%
Century Communities, Inc.*	34,525	1,231,852
Installed Building Products, Inc.*	21,538	1,869,929
LCI Industries	2,012	228,624
LGI Homes, Inc.*	16,753	1,873,991
M/I Homes, Inc.*	5,874	249,997
MDC Holdings, Inc.	4,064	176,296
Skyline Corp.*	39,542	1,128,529
Winnebago Industries, Inc.	16,145	871,507
		7,630,725
Home Furnishings — 0.6%
iRobot Corp.*	968	71,661
Purple Innovation, Inc.*	33,548	634,393
Sleep Number Corp.*	2,991	143,568
Universal Electronics, Inc.*	29,380	1,206,930
		2,056,552
Household Products/Wares — 0.2%
Central Garden & Pet Co.*	1,283	52,206
Helen of Troy Ltd.*	2,738	566,273
Quanex Building Products Corp.	1,957	32,897
WD-40 Co.	995	203,358
		854,734
Housewares — 0.6%
Lifetime Brands, Inc.	141,800	1,392,476
Toro Co., (The)	5,348	402,597
Tupperware Brands Corp.	20,372	331,860
		2,126,933
Insurance — 3.6%
American Equity Investment Life Holding Co.	7,985	190,921
Axis Capital Holdings Ltd.	27,937	1,334,271
BRP Group, Inc., Class A*	57,219	1,574,095
Employers Holdings, Inc.	3,729	121,491
Goosehead Insurance, Inc., Class A	12,297	1,263,640
HCI Group, Inc.	2,480	135,706
Heritage Insurance Holdings, Inc.	109,700	1,431,585
Horace Mann Educators Corp.	1,864	72,808
James River Group Holdings Ltd.	22,259	1,084,236
Kinsale Capital Group, Inc.	4,067	842,804
NMI Holdings, Inc., Class A*	34,947	599,341
Palomar Holdings, Inc.*	16,399	1,842,428
RLI Corp.	1,478	138,622
Safety Insurance Group, Inc.	1,702	123,225
Selective Insurance Group, Inc.	3,866	231,225

	Number of Shares	Value
Insurance — (Continued)
Stewart Information Services Corp.	2,200	$93,874
Trean Insurance Group, Inc.*	31,573	494,117
White Mountains Insurance Group Ltd.	1,448	1,290,747
		12,865,136
Internet — 4.5%
Aspen Group, Inc.*	34,053	435,197
Bandwidth, Inc., Class A*	16,999	2,677,002
Cardlytics, Inc.*	17,405	1,320,169
CarParts.com, Inc.*	97,932	1,375,945
ChannelAdvisor Corp.*	98,040	1,649,033
DHI Group, Inc.*	69,090	167,889
ePlus, Inc.*	10,797	828,346
Fiverr International Ltd.*	9,059	1,092,968
Limelight Networks, Inc.*	229,293	1,300,091
Magnite, Inc.*	166,064	1,220,570
Mimecast Ltd.*	11,919	586,892
Open Lending Corp., Class A*	21,420	468,241
Overstock.com, Inc.*	6,248	546,700
Q2 Holdings, Inc.*	3,844	373,983
Stamps.com, Inc.*	659	164,315
Upwork, Inc.*	96,739	1,473,335
Yelp, Inc.*	28,231	652,701
		16,333,377
Investment Companies — 0.1%
Grid Dynamics Holdings, Inc.*	56,408	418,547
Iron/Steel — 0.1%
Carpenter Technology Corp.	9,078	190,910
Leisure Time — 2.1%
Callaway Golf Co.*	4,678	97,583
Camping World Holdings, Inc., Class A	37,969	1,103,379
Fox Factory Holding Corp.*	21,493	2,166,709
Liberty TripAdvisor Holdings, Inc., Class A*	37,187	104,124
Malibu Boats, Inc., Class A*	20,779	1,077,391
Nautilus, Inc.*	76,476	906,241
OneWater Marine, Inc., Class A*	24,029	686,749
Vista Outdoor, Inc.*	77,908	1,512,194
		7,654,370
Lodging — 0.0%
Boyd Gaming Corp.*	4,776	127,901
Machinery-Construction & Mining — 0.3%
Argan, Inc.	26,500	1,121,745
Machinery-Diversified — 1.2%
Albany International Corp., Class A	1,126	58,439
Applied Industrial Technologies, Inc.	1,045	62,920

The accompanying notes are an integral part of the financial statements.
9

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Machinery-Diversified — (Continued)
Chart Industries, Inc.*	18,839	$1,238,099
CIRCOR International, Inc.*	6,879	203,962
Columbus McKinnon Corp.	28,610	1,040,689
Curtiss-Wright Corp.	2,004	205,049
DXP Enterprises, Inc.*	3,206	61,684
Ichor Holdings Ltd.*	22,738	572,088
SPX FLOW, Inc.*	1,840	80,003
Tennant Co.	2,414	160,459
Twin Disc, Inc.*	113,160	684,618
		4,368,010
Media — 0.0%
EW Scripps Co., (The), Class A	6,465	71,891
Metal Fabricate/Hardware — 0.7%
AZZ, Inc.	1,964	68,210
Mueller Industries, Inc.	5,975	177,458
Northwest Pipe Co.*	82,480	2,336,658
Tredegar Corp.	2,567	43,459
		2,625,785
Mining — 0.2%
Arconic Corp.*	16,924	376,559
Astec Industries, Inc.	3,361	177,192
Century Aluminum Co.*	18,637	183,947
		737,698
Miscellaneous Manufacturing — 1.2%
Axon Enterprise, Inc.*	11,494	984,806
EnPro Industries, Inc.	4,961	290,318
ESCO Technologies, Inc.	8,363	752,001
Fabrinet*	10,223	713,361
John Bean Technologies Corp.	2,493	255,557
Materion Corp.	2,877	157,055
Myers Industries, Inc.	2,441	37,347
Proto Labs, Inc.*	1,026	150,822
Raven Industries, Inc.*	26,709	663,719
Standex International Corp.	1,485	85,892
Sturm Ruger & Co., Inc.	968	68,593
Trinseo SA	12,949	322,560
		4,482,031
Office Furnishings — 0.0%
Interface, Inc.	4,524	34,201
Office/Business Equipment — 0.0%
Pitney Bowes, Inc.	19,620	107,714
Oil & Gas — 0.8%
Archrock, Inc.	9,436	61,900
Evolution Petroleum Corp.	72,213	197,142
Helmerich & Payne, Inc.	3,298	54,351
HollyFrontier Corp.	24,475	584,218
Matador Resources Co.*	11,463	111,535
Murphy USA, Inc.*	3,972	535,664
Par Pacific Holdings, Inc.*	10,090	87,581

	Number of Shares	Value
Oil & Gas — (Continued)
Patterson-UTI Energy, Inc.	40,974	$157,750
PDC Energy, Inc.*	21,646	327,720
QEP Resources, Inc.*	29,032	37,742
Range Resources Corp.*	29,237	218,108
Southwestern Energy Co.*	112,602	313,034
Talos Energy, Inc.*	1,030	7,735
		2,694,480
Oil & Gas Services — 0.5%
Core Laboratories NV	5,781	120,996
DMC Global, Inc.*	29,444	1,043,201
Dril-Quip, Inc.*	3,179	105,320
Helix Energy Solutions Group, Inc.*	7,294	26,112
Oceaneering International, Inc.*	13,540	72,981
Profire Energy, Inc.*	439,640	324,147
RPC, Inc.	24,639	77,120
US Silica Holdings, Inc.*	8,433	37,611
		1,807,488
Packaging & Containers — 0.1%
Matthews International Corp., Class A	5,499	120,428
TriMas Corp.*	13,741	347,373
		467,801
Pharmaceuticals — 3.2%
AdaptHealth Corp.*	26,608	564,888
Aeglea BioTherapeutics, Inc.*	15,646	113,825
Amphastar Pharmaceuticals, Inc.*	3,464	70,596
Anika Therapeutics, Inc.*	831	31,852
Axsome Therapeutics, Inc.*	7,814	572,844
Covetrus, Inc.*	1,540	35,282
Cytokinetics, Inc.*	97,531	2,336,843
Enanta Pharmaceuticals, Inc.*	4,093	213,614
Global Blood Therapeutics, Inc.*	8,768	550,455
MERUS NV*	36,217	437,139
Momenta Pharmaceuticals, Inc.*	8,455	441,097
MyoKardia, Inc.*	16,471	1,802,586
Neogen Corp.*	2,310	176,022
Odonate Therapeutics, Inc.*	38,310	618,707
Owens & Minor, Inc.	3,772	62,540
Premier, Inc., Class A	55,476	1,816,839
Revance Therapeutics, Inc.*	35,187	1,028,516
scPharmaceuticals, Inc.*	24,454	209,326
TG Therapeutics, Inc.*	20,703	513,538
Vanda Pharmaceuticals, Inc.*	7,121	73,275
		11,669,784
Real Estate — 0.4%
Cushman & Wakefield PLC*	32,643	378,985
Marcus & Millichap, Inc.*	9,615	271,239
Newmark Group, Inc., Class A	27,808	123,190

The accompanying notes are an integral part of the financial statements.
10

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Real Estate — (Continued)
Realogy Holdings Corp.*	7,502	$83,122
Redfin Corp.*	10,713	509,617
		1,366,153
REITS — 2.8%
Agree Realty Corp.	1,641	109,816
Alexander & Baldwin, Inc.*	11,176	135,341
Alpine Income Property Trust, Inc.	88,024	1,277,228
Apollo Commercial Real Estate Finance, Inc.	44,054	393,843
Armada Hoffler Properties, Inc.	8,937	90,264
ARMOUR Residential REIT, Inc.	7,185	69,623
CareTrust REIT, Inc.	3,664	70,972
Chatham Lodging Trust*	17,141	118,616
Community Healthcare Trust, Inc.	2,769	129,312
CoreCivic, Inc.*	11,207	104,337
CoreSite Realty Corp.	1,355	165,920
DiamondRock Hospitality Co.*	20,332	107,760
Diversified Healthcare Trust	12,527	47,603
EastGroup Properties, Inc.	2,590	344,884
Franklin Street Properties Corp.	3,775	16,723
Getty Realty Corp.	5,173	151,517
Global Medical REIT, Inc.	134,830	1,724,476
Granite Point Mortgage Trust, Inc.	15,285	101,492
Great Ajax Corp.	118,760	1,083,092
Healthcare Realty Trust, Inc.	2,820	81,357
Investors Real Estate Trust	1,467	104,304
Kite Realty Group Trust	13,773	154,808
KKR Real Estate Finance Trust, Inc.	9,611	174,920
Lexington Realty Trust	12,112	137,713
LTC Properties, Inc.	1,083	39,519
Medical Properties Trust, Inc.	5,867	109,009
New York Mortgage Trust, Inc.	183,589	484,675
NexPoint Residential Trust, Inc.	2,319	96,007
Office Properties Income Trust	475	11,324
PennyMac Mortgage Investment Trust	24,404	418,285
PS Business Parks, Inc.	1,242	156,740
Ready Capital Corp.	6,588	67,395
Redwood Trust, Inc.	77,920	539,986
Retail Opportunity Investments Corp.*	28,261	314,545
Retail Properties of America, Inc.*	29,458	185,880
RPT Realty*	10,552	61,835
Saul Centers, Inc.	853	23,901
SITE Centers Corp.	18,548	139,295
Summit Hotel Properties, Inc.*	7,244	42,667
Tanger Factory Outlet Centers, Inc.	10,208	58,083
Uniti Group, Inc.	8,019	78,747

	Number of Shares	Value
REITS — (Continued)
Universal Health Realty Income Trust	3,469	$231,452
Xenia Hotels & Resorts, Inc.*	3,574	32,094
		9,987,360
Retail — 6.5%
Asbury Automotive Group, Inc.*	2,463	260,561
At Home Group, Inc.*	61,112	1,167,850
Big Lots, Inc.	7,174	338,254
BJ’s Restaurants, Inc.*	7,047	222,121
BJ’s Wholesale Club Holdings, Inc.*	47,977	2,130,659
Bloomin’ Brands, Inc.*	20,453	293,296
BMC Stock Holdings, Inc.*	28,222	1,126,622
Boot Barn Holdings, Inc.*	5,509	155,519
Buckle, Inc., (The)	2,951	55,302
Cannae Holdings, Inc.*	52,132	1,966,940
Casey’s General Stores, Inc.	1,888	335,781
Designer Brands, Inc., Class A*	1,741	12,274
DineEquity, Inc.*	1,134	67,541
El Pollo Loco Holdings, Inc.*	44,352	792,570
FirstCash, Inc.	2,930	175,067
Five Below, Inc.*	3,696	404,527
Foundation Building Materials, Inc.*	7,247	117,619
Freshpet, Inc.*	10,836	1,230,970
GameStop Corp., Class A*	29,252	195,403
GMS, Inc.*	12,369	327,655
Group 1 Automotive, Inc.*	2,270	196,219
GrowGeneration Corp.*	91,822	1,465,020
Guess?, Inc.	12,246	140,829
Hibbett Sports, Inc.*	1,413	47,152
J. Alexander’s Holdings, Inc.*	44,156	180,598
Lithia Motors, Inc., Class A	382	95,103
Lovesac Co., (The)*	33,553	888,148
MarineMax, Inc.*	16,721	491,765
Michaels Cos., Inc., (The)*	6,050	68,062
MSC Industrial Direct Co, Inc., Class A	9,361	616,890
Ollie’s Bargain Outlet Holdings, Inc.*	4,601	439,580
Papa John’s International, Inc.	2,950	289,955
PriceSmart, Inc.	1,079	70,944
RH*	2,399	792,989
Shoe Carnival, Inc.	32,852	1,080,174
Signet Jewelers Ltd.*	5,100	88,077
Sonic Automotive, Inc., Class A	37,170	1,570,804
Sportsman’s Warehouse Holdings, Inc.*	61,881	971,222
Texas Roadhouse, Inc.*	11,444	720,858
Vroom, Inc.*	7,036	482,881
Waitr Holdings, Inc.*	116,985	471,450
Wingstop, Inc.	2,430	397,062

The accompanying notes are an integral part of the financial statements.
11

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Retail — (Continued)
World Fuel Services Corp.	18,749	$494,974
Zumiez, Inc.*	3,678	94,451
		23,531,738
Savings & Loans — 0.8%
Axos Financial, Inc.*	3,461	85,763
Banc of California, Inc.	9,981	109,691
Berkshire Hills Bancorp, Inc.	8,038	73,789
Brookline Bancorp, Inc.	856	8,218
Dime Community Bancshares, Inc.	3,884	50,104
Eagle Bancorp Montana, Inc.	45,430	800,931
FS Bancorp, Inc.	33,352	1,321,406
Northfield Bancorp, Inc.	1,956	18,895
Pacific Premier Bancorp, Inc.	8,033	181,465
Provident Financial Services, Inc.	7,326	96,557
		2,746,819
Semiconductors — 5.1%
Advanced Energy Industries, Inc.*	2,466	182,780
AXT, Inc.*	364,652	2,056,637
Bloom Energy Corp.*	55,376	867,188
Brooks Automation, Inc.	13,098	676,250
Cabot Microelectronics Corp.	1,581	240,770
Cirrus Logic, Inc.*	3,525	213,580
Cohu, Inc.*	121,240	2,085,328
FormFactor, Inc.*	45,168	1,180,240
Inphi Corp.*	9,370	1,067,993
inTEST Corp.*	113,300	557,436
Kulicke & Soffa Industries, Inc.	6,419	153,928
Lattice Semiconductor Corp.*	24,407	698,040
MKS Instruments, Inc.	1,371	163,876
Monolithic Power Systems, Inc.	1,952	521,438
Onto Innovation, Inc.*	3,032	94,720
Photronics, Inc.*	7,595	76,178
Power Integrations, Inc.	6,328	354,178
Semtech Corp.*	15,102	885,732
Silicon Laboratories, Inc.*	5,372	550,146
SiTime Corp.*	38,170	2,514,640
Ultra Clean Holdings, Inc.*	129,395	3,172,765
Veeco Instruments, Inc.*	3,472	41,282
		18,355,125
Software — 6.1%
1Life Healthcare, Inc.*	13,800	402,546
8x8, Inc.*	4,085	68,955
ACI Worldwide, Inc.*	29,129	855,810
Appfolio, Inc.*	2,924	491,320
Appian Corp.*	8,599	526,603
Asure Software, Inc.*	265,392	1,786,088
Avalara, Inc.*	1,899	251,447
Avaya Holdings Corp.*	69,150	1,073,208
Blackbaud, Inc.*	1,749	111,674

	Number of Shares	Value
Software — (Continued)
Blackline, Inc.*	8,012	$700,008
Bottomline Technologies de, Inc.*	2,442	116,312
CDK Global, Inc.	25,839	1,204,614
Cogent Communications Holdings, Inc.	1,297	87,236
Computer Programs & Systems, Inc.	29,464	806,135
CSG Systems International, Inc.	2,981	126,901
Digital Turbine, Inc.*	46,288	1,119,707
Domo, Inc., Class B*	21,166	861,879
Ebix, Inc.	5,151	118,834
Elastic NV*	4,282	464,939
Everbridge, Inc.*	6,210	922,868
Five9, Inc.*	10,330	1,316,455
IBEX Ltd.*	14,943	238,939
InnerWorkings, Inc.*	248,470	705,655
Intelligent Systems Corp.*	14,492	544,754
LivePerson, Inc.*	13,964	833,092
ManTech International Corp., Class A	2,301	172,230
Model N, Inc.*	15,693	617,049
Omnicell, Inc.*	9,784	652,397
Ontrak, Inc.*	6,181	450,904
Phreesia, Inc.*	19,781	623,893
Progress Software Corp.	5,306	201,044
Schrodinger, Inc.*	12,941	782,413
Smith Micro Software, Inc.*	92,350	354,624
SVMK, Inc.*	30,129	749,911
Take-Two Interactive Software, Inc.*	3,504	599,850
Workiva, Inc.*	11,267	664,753
Zovio, Inc.*	99,473	429,723
		22,034,770
Telecommunications — 0.9%
ATN International, Inc.	995	57,710
Cincinnati Bell, Inc.*	2,642	39,789
Iridium Communications, Inc.*	9,628	269,680
LogMeIn, Inc.*	1,382	118,907
NetGear, Inc.*	2,616	87,244
One Stop Systems, Inc.*	197,682	502,112
ORBCOMM, Inc.*	97,210	389,812
Pagerduty, Inc.*	15,151	494,983
Shenandoah Telecommunications Co.	451	24,940
Viavi Solutions, Inc.*	23,640	315,240
Vonage Holdings Corp.*	68,331	782,390
		3,082,807
Textiles — 0.6%
UniFirst Corp.	11,195	2,156,381

The accompanying notes are an integral part of the financial statements.
12

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (CONCLUDED)

August 31, 2020

	Number of Shares	Value
Transportation — 2.6%
Air Transport Services Group, Inc.*	116,764	$2,968,141
ArcBest Corp.	22,821	771,806
Bristow Group, Inc.*	615	11,630
CryoPort, Inc.*	20,593	1,142,500
Echo Global Logistics, Inc.*	21,692	592,625
Forward Air Corp.	9,439	556,807
Heartland Express, Inc.	3,583	74,114
Knight-Swift Transportation Holdings, Inc.	1,873	85,147
Marten Transport Ltd.	61,802	1,122,315
PAM Transportation Services, Inc.*	27,579	1,006,633
Saia, Inc.*	8,526	1,144,189
		9,475,907
Water — 0.1%
American States Water Co.	1,758	133,749
California Water Service Group	1,969	89,274
		223,023
TOTAL COMMON STOCKS
(Cost $243,626,857)		330,583,612

PREFERRED STOCKS — 0.0%
Distribution/Wholesale — 0.0%
WESCO International, Inc.*	984	27,326
TOTAL PREFERRED STOCKS
(Cost $26,125)		27,326

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 7.7%
U.S. Bank Money Market Deposit Account, 0.05%(a)	27,812,657	$27,812,657
TOTAL SHORT-TERM INVESTMENTS
(Cost $27,812,657)		27,812,657
TOTAL INVESTMENTS — 99.2%
(Cost $271,465,639)		358,423,595
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		3,018,607
NET ASSETS — 100.0%		$361,442,202

*    Non-income producing security.

(a)	The rate shown is as of August 31, 2020.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.
13

ADARA SMALLER COMPANIES FUND

STATEMENT of Assets and Liabilities

August 31, 2020

ASSETS
Investments, at value (cost $243,652,982)	$330,610,938
Short-term investments, at value (cost $27,812,657)	27,812,657
Receivables for:
Investments sold	5,566,284
Capital shares sold	137,489
Dividends	7,291
Prepaid expenses and other assets	34,809
Total assets	364,169,468

LIABILITIES
Payables for:
Investments purchased	2,428,631
Sub-advisory fees	204,638
Capital shares redeemed	707
Other accrued expenses and liabilities	93,290
Total liabilities	2,727,266
Net assets	$361,442,202

NET ASSETS CONSIST OF:
Par value	$26,333
Paid-in capital	282,160,377
Total distributable earnings/(loss)	79,255,492
Net assets	$361,442,202

CAPITAL SHARES:
Net Assets	$361,442,202
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	26,333,222
Net asset value, offering and redemption price per share	$13.73

The accompanying notes are an integral part of the financial statements.
14

ADARA SMALLER COMPANIES FUND

Statement of Operations

FOR THE Year ENDED August 31, 2020

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,428)	$2,511,246
Total investment income	2,511,246

EXPENSES
Sub-advisory fees (Note 2)	2,257,717
Administration and accounting services fees (Note 2)	139,916
Custodian fees (Note 2)	52,266
Legal fees	44,737
Transfer agent fees (Note 2)	39,323
Director fees	34,324
Officer fees	34,123
Registration and filing fees	25,754
Audit and tax service fees	20,855
Printing and shareholder reporting fees	9,167
Other expenses	82,605
Total expenses	2,740,787
Net investment income/(loss)	(229,541)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	6,307,080
Net change in unrealized appreciation/(depreciation) on investments	28,965,105
Net realized and unrealized gain/(loss) on investments	35,272,185
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,042,644

The accompanying notes are an integral part of the financial statements.
15

ADARA SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(229,541)	$(225,922)
Net realized gain/(loss) from investments	6,307,080	4,988,025
Net change in unrealized appreciation/(depreciation) on investments	28,965,105	(46,405,937)
Net increase/(decrease) in net assets resulting from operations	35,042,644	(41,643,834)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(11,162,154)	(38,776,479)
Net decrease in net assets from dividends and distributions to shareholders	(11,162,154)	(38,776,479)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	63,211,072	26,867,823
Reinvestment of distributions	9,841,826	34,269,675
Shares redeemed	(27,350,514)	(38,209,914)
Net increase/(decrease) in net assets resulting from capital share transactions	45,702,384	22,927,584
Total increase/(decrease) in net assets	69,582,874	(57,492,729)

NET ASSETS:
Beginning of period	291,859,328	349,352,057
End of period	$361,442,202	$291,859,328

SHARE TRANSACTIONS:
Shares sold	5,655,888	2,069,021
Shares reinvested	755,321	2,836,894
Shares redeemed	(2,715,130)	(3,114,162)
Net increase/(decrease) in shares	3,696,079	1,791,753

The accompanying notes are an integral part of the financial statements.
16

ADARA SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$12.89	$16.76	$12.94	$11.20	$10.59
Net investment income/(loss)(1)	(0.01)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain/(loss) from investments	1.33	(1.99)	4.36	1.76	0.64
Net increase/(decrease) in net assets resulting from operations	1.32	(2.00)	4.35	1.74	0.61
Dividends and distributions to shareholders from:
Net realized capital gains	(0.48)	(1.87)	(0.53)	—	— (2)
Total dividends and distributions to shareholders	(0.48)	(1.87)	(0.53)	—	—
Net asset value, end of period	$13.73	$12.89	$16.76	$12.94	$11.20
Total investment return/(loss)(3)	10.47%	(11.16)%	34.54%	15.54%	5.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$361,442	$291,859	$349,352	$262,480	$225,101
Ratio of expenses to average net assets	0.90%	0.93%	0.90%	0.92%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.08)%	(0.08)%	(0.07)%	(0.15)%	(0.26)%
Portfolio turnover rate	101%	80%	86%	88%	101%

(1)	Calculated based on average shares outstanding for the period.

(2)	Amount represents less than $0.005 per share.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.
17

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2020

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Adara Smaller Companies Fund (the “Fund”), which commenced investment operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2020, and the period covered by these Notes to Financial Statements is for the fiscal period ended August 31, 2020 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$330,583,612	$330,583,612	$—	$—
Preferred Stocks	27,326	27,326	—	—
Short-Term Investments	27,812,657	27,812,657	—	—
Total Investments*	$358,423,595	$358,423,595	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s

19

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC and River Road Asset Management, LLC each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund. Effective December 31, 2019, Granite Investment Partners, LLC no longer serves as a sub-adviser to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 1.00%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $2,257,717, or the rate of 0.75%.

20

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $21,010.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$309,675,602	$286,947,482

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$275,401,252	$106,431,837	$(23,409,494)	$83,022,343

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to current year write-off of Passive Foreign Investment Company (PFIC) sales and distributions, were reclassified among the following accounts:

Distributable earnings/(loss)	PAID-IN CAPITAL
$106,846	$(106,846)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$—	$—	$(3,603,734)	$83,022,343	$(163,117)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2020	$—	$11,162,154	$11,162,154
2019	11,724,339	27,052,140	38,776,479

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. The Fund deferred qualified late-year losses of $163,117 which will be treated as arising on the first business day of the following fiscal year.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2020

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had capital loss carryforwards of $3,603,734.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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ADARA SMALLER COMPANIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Adara Smaller Companies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Adara Smaller Companies Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 27, 2020

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

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ADARA SMALLER COMPANIES FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended August 31, 2020, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$—	$11,162,154

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Adara Smaller Companies Fund	0%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Adara Smaller Companies Fund	0%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Adara Smaller Companies Fund	0%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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ADARA SMALLER COMPANIES FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

Approval of investment advisory agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC, and River Road Asset Management, LLC (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement and the Sub-Advisory Agreements between the Company and Altair with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage, as applicable; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had outperformed its primary benchmark for the year-to-date, one-year, three-year, and five-year periods ended March 31, 2020. The Directors also considered the Fund’s 1st quintile ranking within its Lipper Performance Group for the two-, three-, four-, and five-year periods ended December 31, 2019.

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ADARA SMALLER COMPANIES FUND

Other Information (Unaudited) (CONCLUDED)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 3rd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.01% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreements.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2021.

27

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

28

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company) Ameriprise Financial, Inc. (financial services company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).

29

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A

30

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

31

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (CONCLUDED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

32

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE ADARA SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Adara Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Adara Smaller Companies Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

33

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited)

What we do
How does the Adara Smaller Companies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Adara Smaller Companies Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Adara Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Adara Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Adara Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

34

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ADA-AR20

AQUARIUS INTERNATIONAL FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6482.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6482 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

AQUARIUS INTERNATIONAL FUND

ANNUAL INVESTMENT ADVISER’S REPORT

AUGUST 31, 2020 (UNAUDITED)

Dear Shareholder,

The Aquarius International Fund (the “Fund”) generated a return of 8.61% during the fiscal year ended August 31, 2020, which largely matched the 8.79% return of the benchmark MSCI ACWI ex USA Index during the same period.

The Fund is managed by four underlying sub-advisers: international developed managers Mawer Investment Management Ltd. (“Mawer”) and Setanta Asset Management Limited (“Setanta”), emerging markets manager Driehaus Capital Management LLC (“Driehaus”) and tax-loss harvesting manager Aperio Group, LLC (“Aperio”). During the 2020 fiscal year, returns for the underlying sub-advisers were as follows: Driehaus +23.24%, Mawer +15.63%, Aperio +8.17% and Setanta -2.09%.

Altair continues to believe international equities play an important role in a diversified portfolio. By investing directly in overseas companies, the potential exists to obtain exposure to economies with higher growth or companies trading at more attractive valuations than similar companies in the United States. International equities also can help mitigate certain risks associated with investing only in U.S. companies and the dollar. They also represent an opportunity for U.S. investors to diversify their equity portfolios.

Sincerely,
Altair Advisers LLC

Opinions expressed are those of the Investment Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

Past performance does not guarantee future results.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries*. With 2,375 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

*

DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

1

AQUARIUS INTERNATIONAL FUND

Annual Report
Performance Data

August 31, 2020 (UNAUDITED)

Comparison of Change in Value of $10,000 Invested in Aquarius International Fund
vs. MSCI ACWI EX USA INDEX

This chart assumes a hypothetical $10,000 initial investment in the Fund made on April 17, 2018 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI ex USA Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	One Year	Since Inception
Aquarius International Fund	8.61%	0.90%*
MSCI AC WORLD INDEX ex USA Gross Index	8.79%	0.75%**

*	The Fund commenced operations on April 17, 2018.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2019, are 0.96% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 2,375 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small, micro-cap and large cap stocks, Initial Public Offerings (IPOs), special situations, foreign markets, emerging markets and illiquid securities all of which may be more volatile and less liquid.

2

AQUARIUS INTERNATIONAL FUND

Fund Expense Example

August 31, 2020 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Actual	$ 1,000.00	$ 1,080.50	$ 42.10	0.74%	8.05%
Hypothetical (5% return before expenses)	1,000.00	966.93	39.80	0.74	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

AQUARIUS INTERNATIONAL FUND

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2020 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	8.1%	$22,438,235
Internet	6.4	17,769,638
Semiconductors	5.5	15,336,680
Banks	5.1	14,205,116
Insurance	4.6	12,930,686
Beverages	4.6	12,874,579
Commercial Services	4.1	11,542,014
Telecommunications	3.9	10,955,201
Chemicals	3.6	10,114,652
Oil & Gas	3.3	9,082,765
Diversified Financial Services	3.1	8,633,679
Food	3.0	8,447,744
Software	3.0	8,404,961
Retail	2.8	7,770,258
Investment Companies	2.3	6,452,699
Cosmetics/Personal Care	2.0	5,630,119
Machinery-Diversified	1.9	5,297,951
Electronics	1.9	5,239,796
Building Materials	1.7	4,768,330
Healthcare-Products	1.7	4,677,388
Apparel	1.6	4,427,563
Media	1.3	3,696,952
Computers	1.3	3,482,820
Distribution/Wholesale	1.1	3,161,890
Miscellaneous Manufacturing	1.1	3,033,802
Airlines	0.9	2,621,240
Lodging	0.9	2,576,588
Real Estate	0.9	2,534,498
Water	0.8	2,162,531
Mining	0.8	2,125,876
Electrical Components & Equipment	0.7	1,892,399
Auto Manufacturers	0.6	1,720,350
Hand/Machine Tools	0.6	1,685,225
Food Service	0.5	1,455,218
Healthcare-Services	0.5	1,422,561
Home Builders	0.5	1,402,408
Biotechnology	0.5	1,253,327
REITS	0.4	1,215,939
Transportation	0.4	1,150,637
Iron/Steel	0.4	1,131,934
Auto Parts & Equipment	0.3	942,661
Agriculture	0.3	905,460
Electric	0.3	850,005
Household Products/Wares	0.2	585,844
Gas	0.2	525,055
Leisure Time	0.2	523,211
Advertising	0.2	501,324
Home Furnishings	0.2	436,238
Engineering & Construction	0.2	416,768
Machinery-Construction & Mining	0.1	326,101
Private Equity	0.1	322,937
Toys/Games/Hobbies	0.1	234,376
Pipelines	0.1	215,620
Oil & Gas Services	0.1	198,481
Aerospace/Defense	0.1	137,726
Entertainment	0.1	137,159
Environmental Control	0.0	93,088
Energy-Alternate Sources	0.0	74,991
Forest Products & Paper	0.0	74,762
Office/Business Equipment	0.0	52,322
PREFERRED STOCKS:
Semiconductors	0.4	1,222,564
Cosmetics/Personal Care	0.4	959,288
Chemicals	0.3	841,159
Banks	0.1	178,484
Auto Manufacturers	0.0	52,334
Electric	0.0	37,549
Electronics	0.0	37,357
Telecommunications	0.0	32,467
EXCHANGE TRADED FUNDS:
Diversified Financial Services	0.1	338,372
SHORT-TERM INVESTMENTS	7.3	20,344,566
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	631,644
NET ASSETS	100.0%	$278,956,162

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

4

AQUARIUS INTERNATIONAL FUND

PORTFOLIO HOLDINGS SUMMARY TABLE

August 31, 2020 (UNAUDITED)

The following table presents a summary by country of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Australia	2.0%	$5,673,641
Austria	0.1	158,404
Belgium	2.5	6,878,700
Bermuda	1.7	4,682,387
Brazil	0.6	1,745,044
Canada	1.5	4,099,915
Cayman Islands	9.3	25,918,399
Chile	0.2	512,614
China	2.6	7,129,084
Colombia	0.0	41,828
Denmark	1.4	4,004,260
Egypt	0.1	224,722
Finland	0.8	2,322,706
France	5.4	14,943,160
Germany	3.8	10,536,431
Hong Kong	1.8	4,927,478
Hungary	0.1	318,126
India	2.7	7,466,517
Indonesia	0.2	619,419
Ireland	6.3	17,703,857
Israel	0.6	1,800,288
Italy	1.1	3,191,447
Japan	8.8	24,554,769
Luxembourg	0.2	504,745
Malaysia	0.1	198,481
Mexico	0.2	538,612
Netherlands	3.8	10,611,011
New Zealand	0.0	88,932
Norway	0.1	407,575
Panama	0.1	157,673
Papua New Guinea	0.0	76,632
Philippines	0.0	77,822
Poland	0.2	519,067
Russia	0.4	1,088,007
Singapore	0.5	1,494,994
South Africa	0.2	475,387
South Korea	3.6	10,043,748
Spain	0.8	2,237,009
Sweden	2.5	6,937,889
Switzerland	7.2	20,127,865
Taiwan	3.4	9,368,650
Thailand	1.2	3,470,629
Turkey	0.0	30,100
United Kingdom	12.1	33,745,467
United States	0.9	2,626,887
EXCHANGE TRADED FUNDS:
United States	0.1	338,372
PREFERRED STOCKS:
Brazil	0.1	208,824
Colombia	0.0	39,677
Germany	0.3	930,849
South Korea	0.8	2,181,852
SHORT-TERM INVESTMENTS
United States	7.3	20,344,566
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	631,644
NET ASSETS	100.0%	$278,956,162

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
COMMON STOCKS — 91.2%
Advertising — 0.2%
Dentsu, Inc.	1,800	$47,202
Publicis Groupe SA	2,188	76,521
Weimob, Inc.(a)*	207,809	347,652
WPP, PLC	3,536	29,949
		501,324
Aerospace/Defense — 0.1%
BAE Systems PLC, SP ADR	256	7,124
MTU Aero Engines AG, ADR	562	52,460
Safran SA	348	40,188
Thales SA	486	37,954
		137,726
Agriculture — 0.3%
British American Tabacco, PLC, SP ADR	5,194	175,402
Japan Tobacco, Inc.	4,730	88,436
Origin Enterprises, PLC	147,132	603,799
Swedish Match AB	498	37,823
		905,460
Airlines — 0.9%
Copa Holdings SA, Class A*	2,961	157,673
Ryanair Holding, PLC, SP ADR*	30,452	2,463,567
		2,621,240
Apparel — 1.6%
Adidas AG, SP ADR	1,152	176,118
Gildan Activewear, Inc.*	5,757	111,340
Hermes International	80	68,754
Kering SA	139	85,285
LVMH Moet Hennessy Louis Vuitton SE	6,182	2,903,197
LVMH Moet Hennessy Louis Vuitton SE, ADR	2,000	187,907
NIKE, Inc., Class B	7,423	830,559
Shenzhou International Group Holdings, Ltd.	4,000	64,403
		4,427,563
Auto Manufacturers — 0.6%
Bayerische Motoren Werke AG, SP ADR	3,309	79,350
Daimler AG	3,623	185,761
Ferrari NV	141	27,524
Ferrari NV	642	125,029
Geely Automobile Holdings, Ltd.	6,982	14,860
Geely Automobile Holdings, Ltd., ADR	883	37,298
Honda Motor Co., Ltd.	4,500	114,564
Hyundai Motor Co.	353	51,988
Kia Motors Corp.	7,485	266,214
Nissan Motor Co., Ltd.	10,100	40,705

	Number of Shares	Value
Auto Manufacturers — (Continued)
Peugeot SA	2,962	$51,066
Tata Motors, Ltd., SP ADR*	32,755	319,034
Toyota Motor Corp., SP ADR	1,862	246,585
Volkswagen AG, ADR	5,060	90,726
Volvo AB, Class B	3,636	69,646
		1,720,350
Auto Parts & Equipment — 0.3%
Continental AG	442	48,496
Fuyao Glass Industrials Group, Ltd.(a)	172,400	556,523
Magna International, Inc.	3,010	146,316
Michelin	463	52,439
Weichai Power Co. Ltd.	69,191	138,887
		942,661
Banks — 5.1%
Australia & New Zealand Banking Group, Ltd.	5,980	80,571
Banco Bilbao Vizcaya Argentaria SA	13,134	38,463
Banco Santander SA	37,238	82,908
Bangkok Bank	234,200	802,243
Bank Central Asia Tbk PT	241,417	520,005
Bank Leumi Le Israel	317,347	1,623,726
Bank Montreal	867	55,115
Bank of China, Ltd.	41,028	13,342
Bank of Ireland Group, PLC	428,268	959,484
Bank of Nova Scotia, (The)	1,749	75,592
Bank Rakyat Indonesia Persero Tbk PT, ADR	2,219	26,473
Bankia SA	40,101	50,515
Barclays PLC	126,063	184,574
Bendigo & Adelaide Bank, Ltd.	12,614	60,711
BNP Paribas SA	2,636	114,845
BOC Hong Kong Holdings, Ltd.	28,000	79,425
CaixaBank SA	52,488	115,308
Canadian Imperial Bank of Commerce	573	45,468
China Construction Bank Corp.	614	433
China Construction Bank Corp., ADR	4,083	57,244
China Merchants Bank Co., Ltd., ADR	554	13,205
China Merchants Bank Co., Ltd.	54,836	261,620
China Minsheng Banking Corp., Ltd.	77,000	46,872
Commercial International Bank Egypt SAE, ADR	4,572	19,614
Commercial International Bank Egypt SAE	48,225	205,108
Commerzbank AG	18,102	105,138

The accompanying notes are an integral part of the financial statements.

6

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Banks — (Continued)
Commonwealth Bank Of Australia	4,044	$203,261
Concordia Financial Group, Ltd.	11,723	38,862
Credit Suisse Group AG	13,720	150,966
Dah Sing Financial Holdings, Ltd.	210,000	596,973
DBS Group Holdings, Ltd.	72,900	1,117,190
Deutsche Bank AG	8,776	83,635
DNB ASA	12,189	195,257
Erste Group Bank AG	4,719	114,595
FinecoBank Banca Fineco SpA	5,751	87,062
Fukuoka Financial Group, Inc.	3,000	49,526
Grupo Aval Acciones y Valores SA, ADR	8,589	41,828
HDFC Bank, Ltd.	90,648	1,375,501
HDFC Bank, Ltd., ADR	15,129	750,398
ICICI Bank, Ltd., SP ADR	67,830	728,494
Industrial & Commerical Bank China, Ltd., ADR	1,942	21,595
Industrial & Commerical Bank China, Ltd.	24,379	13,588
ING Groep NV	7,103	57,975
Macquarie Group, Ltd.	749	70,417
Mediobanca Banca di Credito Finanziario SpA	3,974	34,561
Mitsubishi UFJ Financial Group Inc., SP ADR	53,334	222,936
National Australia Bank, Ltd., SP ADR	11,208	74,310
National Australia Bank, Ltd.	7,689	101,255
Nedbank Group, Ltd., SP ADR	2,666	15,106
Nordea Bank Abp	93	749
Nordea Bank Abp	11,504	92,744
OTP Bank, PLC	9,446	318,126
Royal Bank Canada	3,116	237,190
Royal Bank of Scotland Group, PLC	45,883	68,309
Sberbank Russia, SP ADR	45,035	549,427
Shinhan Financial Group Co., Ltd., ADR	9,162	228,317
Societe Generale SA	2,392	38,721
Standard Bank Group, Ltd.	9,099	56,502
Sumitomo Mitsui Financial Group Inc., SP ADR	56,610	332,867
Svenska Handelsbanken AB, Class A	6,031	60,672
Toronto-Dominion Bank, (The)	3,414	170,222
UBS Group AG	13,717	166,872
Woori Financial Group, Inc., SP ADR	4,696	101,105
		14,205,116

	Number of Shares	Value
Beverages — 4.6%
Anheuser-Busch InBev SA NV	10,618	$617,111
Anheuser-Busch InBev SA NV, SP ADR	2,087	121,359
Carlsberg A/S, Class B	499	70,145
China Resources Beer Holdings Co. Ltd.	10,000	65,001
Coca-Cola Amatil, Ltd.	531,766	3,562,172
Coca-Cola European Partners, PLC	1,540	63,386
Compania Cervecerias Unidas SA, SP ADR	10,551	139,273
Diageo, PLC	121,183	4,048,879
Diageo, PLC, SP ADR	2,267	304,685
Heineken Holding NV	491	40,175
Heineken NV	592	54,750
Kirin Holdings Co., Ltd.	57	1,121
Kweichow Moutai Co., Ltd., Class A	2,991	778,998
Thai Beverage, PLC	5,470,200	2,468,797
Wuliangye Yibin Co., Ltd., Class A	15,399	538,727
		12,874,579
Biotechnology — 0.5%
BeiGene Ltd., ADR*	820	198,087
CSL Ltd., SP ADR	1,030	107,913
CSL Ltd.	628	131,780
Genmab A/S, SP ADR*	2,330	87,981
Genmab A/S*	184	69,437
Legend Biotech Corp., ADR*	3,673	124,882
Samsung Biologics Co., Ltd.(a)*	771	503,721
Zai Lab Ltd., ADR*	372	29,526
		1,253,327
Building Materials — 1.7%
Anhui Conch Cement Co., Ltd., ADR	455	16,471
Anhui Conch Cement Co., Ltd.	3,500	25,338
Cemex SAB de CV, SP ADR	5,460	17,527
China Resources Cement Holdings, Ltd.	259,490	377,896
CRH, PLC	55,852	2,083,033
CRH, PLC, SP ADR	3,605	133,745
Daikin Industries, Ltd., ADR	1,490	27,984
Daikin Industries, Ltd.	149	28,066
Geberit AG	90	51,805
James Hardie Industries PLC*	2,896	65,707
LafargeHolcim, Ltd.*	2,013	95,566
Semen Indonesia Persero Tbk PT, ADR	2,421	34,911
Sika AG	7,504	1,794,261
TOTO, Ltd.	365	16,020
		4,768,330

The accompanying notes are an integral part of the financial statements.

7

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Chemicals — 3.6%
Air Liquide SA	20,366	$3,377,176
Air Liquide SA, ADR	1,771	58,921
Akzo Nobel NV, ADR	2,496	82,443
Asahi Kasei Corp.	6,000	50,264
Asian Paints Ltd.	14,003	361,335
BASF SE, SP ADR	9,844	150,281
Covestro AG(a)	1,716	81,808
Croda International PLC	22,194	1,746,922
Fuchs Petrolub SE	26,345	952,678
Givaudan SA, ADR	600	50,586
Givaudan SA	27	113,483
ICL Group, Ltd.	12,592	46,716
Johnson Matthey, PLC	1,377	43,430
Kansai Paint Co., Ltd.	1,360	32,353
Koninklijke DSM NV	561	89,845
LANXESS AG	1,023	59,889
LG Chem, Ltd.	1,293	804,236
Mitsui Chemicals, Inc.	22	516
Nippon Paint Holdings Co., Ltd.	722	62,018
Novozymes A/S, ADR	920	54,239
Novozymes A/S, Class B	19,978	1,180,591
Shin Etsu Chemical Co., Ltd., ADR	2,744	83,555
Shin-Etsu Chemical Co., Ltd.	654	79,477
Sociedad Quimica y Minera de Chile SA SP ADR	11,905	373,341
Solvay SA	373	32,138
Sumitomo Chemical Co., Ltd.	13,000	42,164
Symrise AG	500	69,149
Umicore SA, ADR	3,052	35,098
		10,114,652
Commercial Services — 4.1%
Adecco Group AG	374	19,582
Adyen NV(a)*	850	1,432,799
ALD SA(a)	63,281	647,941
Amadeus IT Group SA, ADR	1,437	81,334
Amadeus IT Holdings SA	12,866	722,774
Ashtead Group, PLC	2,764	95,835
Bureau Veritas SA	1,739	39,487
China Merchants Port Holdings Co., Ltd.	60,000	68,593
Edenred	1,223	63,131
Experian, PLC	2,543	95,013
GMO Payment Gateway, Inc.	287	30,351
IHS Markit, Ltd.	10,130	809,590
Intertek Group, PLC	36,138	2,831,498
Localiza Rent a Car SA, SP ADR	4,006	35,762
New Oriental Education & Tech Group, Inc., SP ADR*	662	97,069
Offcn Education Technology Co., Ltd., Class A	81,131	422,306

	Number of Shares	Value
Commercial Services — (Continued)
Recruit Holdings Co., Ltd.	3,292	$124,769
RELX, PLC	96,893	2,198,787
RELX, PLC, SP ADR	10,586	239,879
Rentokil Initial PLC*	7,414	52,792
Secom Co., Ltd.	358	33,880
SGS SA	401	1,039,157
TAL Education Group, ADR*	4,020	296,716
Transurban Group	6,366	62,969
		11,542,014
Computers — 1.3%
CGI, Inc.*	1,074	75,384
CyberArk Software Ltd.*	576	63,648
EPAM Systems, Inc.*	660	215,886
Fujitsu Ltd.	422	55,088
Infosys Ltd., SP ADR	12,897	162,502
Logitech International SA	536	40,082
Nomura Research Institute Ltd.	51,300	1,364,014
Obic Co., Ltd.	400	70,815
Sangfor Technologies, Inc., Class A	12,200	391,441
Tata Consultancy Services, Ltd.	16,688	512,097
Teleperformance	266	82,025
Wipro Ltd., ADR	38,844	167,029
Wiwynn Corp.	10,602	282,809
		3,482,820
Cosmetics/Personal Care — 2.0%
Beiersdorf AG	356	41,150
Essity AB, Class B	1,117	38,468
Estee Lauder Cos., Inc., (The), Class A	1,165	258,304
Kao Corp.	1,250	95,247
Kao Corp., ADR	2,590	39,213
LG Household & Health Care, Ltd.	262	324,442
Lion Corp.	2,436	51,672
L’Oreal SA	1,500	497,773
L’Oreal SA, ADR	3,400	225,186
Natura & Co. Holding SA, ADR*	5,256	94,187
Shiseido Co., Ltd.	1,126	65,484
Shiseido Co., Ltd., SP ADR	1,013	58,876
Unicharm Corp.	1,087	47,348
Unilever NV	4,479	259,782
Unilever NV-CVA	60,802	3,532,987
		5,630,119
Distribution/Wholesale — 1.1%
Bunzl, PLC	93,726	3,023,544
ITOCHU Corp.	3,700	94,950
ITOCHU Corp., ADR	426	22,493
Mitsui & Co., Ltd.	1,159	20,903
		3,161,890

The accompanying notes are an integral part of the financial statements.

8

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Diversified Financial Services — 3.1%
ASX, Ltd.	1,017	$65,487
B3 SA - Brasil Bolsa Balcao*	60,254	648,348
Bajaj Finance Ltd.	8,771	416,231
Deutsche Boerse AG	10,370	1,961,842
Deutsche Boerse AG, ADR	7,040	133,091
East Money Information Co., Ltd., Class A	61,400	234,563
Guotai Junan Securities Co., Ltd.(a)	33,000	51,467
Hong Kong Exchange & Clearing, Ltd.	14,203	716,121
Japan Exchange Group, Inc.	73,700	1,911,156
KB Financial Group, Inc.	14,473	449,034
KB Financial Group, Inc., ADR	6,431	199,039
London Stock Exchange Group PLC, ADR	2,464	73,624
London Stock Exchange Group, PLC	791	93,434
Nomura Holdings, Inc.	14,100	72,423
Pagseguro Digital, Ltd., Class A*	8,977	378,291
Rathbone Brothers, PLC	26,162	589,292
SBI Holdings, Inc.	2,600	59,111
Singapore Exchange, Ltd.	6,000	37,941
St James’s Place, PLC	5,807	75,251
Standard Life Aberdeen PLC	15,283	47,822
XP, Inc., Class A*	8,506	420,111
		8,633,679
Electric — 0.3%
Chubu Electric Power Co., Inc.	2,700	33,362
Chugoku Electric Power Co., Inc., (The)	2,300	28,053
CLP Holdings, Ltd.	447	4,389
E.ON SE	4,210	49,862
Enel SpA	12,990	117,627
Engie SA, ADR	8,968	125,283
Fortis, Inc.	2,870	114,915
Iberdrola SA	8,686	109,590
Iberdrola SA, SP ADR	1,618	81,658
Orsted A/S(a)	381	53,935
RWE AG	1,019	40,576
SSE PLC, ADR	5,415	90,755
		850,005
Electrical Components & Equipment — 0.7%
Contemporary Amperex Technology Co., Ltd., Class A	7,844	241,142
Legrand SA	17,556	1,465,396
Schneider Electric SE	698	86,323
Schneider Electric SE, ADR	4,025	99,538
		1,892,399

	Number of Shares	Value
Electronics — 1.9%
ABB Ltd.	4,533	$115,588
Assa Abloy AB, Class B	102,707	2,379,341
Halma, PLC	50,189	1,488,152
Hirose Electric Co., Ltd.	427	48,325
Hon Hai Precision	56,353	147,796
Hoya Corp.	670	65,911
Hoya Corp., SP ADR	487	47,830
Kyocera Corp.	900	51,644
Luxshare Precision Industry Co., Ltd., Class A	46,000	370,351
Murata Manufacturing Co., Ltd.	1,119	66,179
Murata Manufacturing Co., Ltd., ADR	5,048	74,660
Nidec Corp.	78	6,547
Nidec Corp., SP ADR	4,640	97,475
Silergy Corp.	4,414	279,997
		5,239,796
Energy-Alternate Sources — 0.0%
Vestas Wind Systems A/S	496	74,991
Engineering & Construction — 0.2%
Ferrovial SA	3,085	82,431
Fraport AG Frankfurt Airport Services Worldwide	1,032	47,074
Grupo Aeroportuario del Pacifico SAB de CV, SP ADR	392	30,372
Grupo Aeroportuario del Sureste SAB de CV, SP ADR	471	53,440
HOCHTIEF AG	774	68,629
Keppel Corp., Ltd.	9,000	30,266
Shimizu Corp.	3,000	23,044
Vinci SA, ADR	3,476	81,512
		416,768
Entertainment — 0.1%
Oriental Land Co., Ltd.	613	83,203
Paddy Power Betfair PLC*	321	53,956
		137,159
Environmental Control — 0.0%
China Conch Venture Holdings, Ltd.	21,500	93,088
Food — 3.0%
a2 Milk Co., Ltd.*	3,002	37,467
BRF SA, ADR*	12,058	43,409
China Feihe Ltd.(a)	268,410	542,840
China Mengniu Dairy Co., Ltd.*	110,755	543,906
Chocoladefabriken Lindt & Spruengli AG	6	51,152
Cia Brasileira de Distribuicao, SP ADR	2,775	32,135
Coles Group Ltd.	4,109	53,551
Colruyt SA	628	39,583

The accompanying notes are an integral part of the financial statements.

9

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Food — (Continued)
Dino Polska SA(a)*	2,183	$132,378
Foshan Haitian Flavouring & Food Co., Ltd., Class A	18,920	505,654
Glanbia, PLC	88,877	1,021,706
ICA Gruppen AB	691	33,912
J Sainsbury PLC	8,762	21,529
JBS SA, SP ADR	690	5,610
Kerry Group, PLC, Class A	7,146	938,404
Koninklijke Ahold Delhaize NV	696	20,940
Koninklijke Ahold Delhaize NV, SP ADR	4,031	121,212
Meiji Holdings Co., Ltd.	400	32,343
Nestle India Ltd.	1,584	343,422
Nestle SA	13,542	1,631,095
Nestle SA, SP ADR	6,845	824,172
Ocado Group PLC*	2,138	71,206
Seven & i Holdings Co., Ltd.	34,100	1,100,131
Seven & i Holdings Co., Ltd., ADR	3,000	48,270
Tesco, PLC	1,784	5,210
Toyo Suisan Kaisha Ltd.	1,000	56,857
Wilmar International Ltd.	29,000	92,781
Woolworths Group, Ltd.	2,137	62,623
Yakult Honsha Co., Ltd.	600	34,246
		8,447,744
Food Service — 0.5%
Compass Group, PLC	82,635	1,337,202
Compass Group, PLC, SP ADR	7,353	118,016
		1,455,218
Forest Products & Paper — 0.0%
Smurfit Kappa Group PLC, ADR	736	26,503
UPM-Kymmene Corp.	1,590	48,259
		74,762
Gas — 0.2%
Beijing Enterprises Holdings, Ltd.	11,000	34,949
China Gas Holdings, Ltd.	2,999	8,210
China Resources Gas Group Ltd.	10,000	46,907
Enagas SA	1,404	34,381
ENN Energy Holdings, Ltd.	6,000	66,480
Hong Kong & China Gas Co., Ltd.	790	1,149
National Grid PLC	2,867	32,111
National Grid, PLC, SP ADR	2,605	147,130
Osaka Gas Co., Ltd.	2,000	39,171
Snam SpA	9,397	48,124
TOHO GAS Co.	1,000	44,177
Tokyo Gas Co., Ltd.	1,000	22,266
		525,055

	Number of Shares	Value
Hand/Machine Tools — 0.6%
Amada Co., Ltd.	120,100	$1,067,326
Sandvik AB	3,286	64,704
Schindler Holding AG	216	56,887
Techtronic Industrials Co., Ltd.	39,190	496,308
		1,685,225
Healthcare-Products — 1.7%
Alcon, Inc.*	515	29,530
Alcon, Inc.*	61,725	3,511,964
Asahi Intecc Co., Ltd.	1,004	29,796
Cochlear, Ltd.*	376	53,134
Coloplast A/S, SP ADR	1,070	18,206
Coloplast A/S, Class B	327	55,466
Essilor International Cie Generale d’Opitque SA	384	51,404
EssilorLuxottica SA, ADR	1,096	73,596
Fisher & Paykel Healthcare Corp., Ltd.	2,078	51,465
Hengan International Group Co., Ltd.	6,010	47,323
Koninklijke Philips NV	1,898	90,136
Olympus Corp.	2,000	39,589
QIAGEN NV*	2,099	106,965
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	7,987	398,523
Smith & Nephew PLC	2,242	45,245
Sysmex Corp., ADR	450	19,639
Terumo Corp.	1,362	55,407
		4,677,388
Healthcare-Services — 0.5%
Apollo Hospitals Enterprise Ltd.	1,978	43,924
Fresenius Medical Care AG & Co., KGaA, ADR	1,104	46,787
Fresenius SE & Co., KGaA	707	32,807
Lonza Group AG	182	113,097
Lonza Group AG, ADR*	370	22,992
Ping An Healthcare and Technology Co., Ltd.(a)*	11,688	170,354
Sonic Healthcare Ltd., SP ADR	3,345	78,708
Wuxi Biologics Cayman, Inc.(a)*	35,299	913,892
		1,422,561
Home Builders — 0.5%
Daiwa House Industry Co., Ltd.	730	19,520
Sekisui Chemical Co., Ltd.	81,500	1,303,867
Sekisui House Ltd.	4,000	79,021
		1,402,408
Home Furnishings — 0.2%
Electrolux AB, Class B	972	21,101
Sharp Corp.	3,000	37,193

The accompanying notes are an integral part of the financial statements.

10

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Home Furnishings — (Continued)
Sony Corp., SP ADR	4,806	$377,944
		436,238
Household Products/Wares — 0.2%
Hindustan Unilever Ltd.	13,993	402,514
Reckitt Benckiser Group, PLC, SP ADR	9,130	183,330
		585,844
Insurance — 4.6%
Aegon NV	14,288	39,563
Ageas SA	2,481	103,385
AIA Group, Ltd.	140,661	1,441,038
AIA Group, Ltd., SP ADR	9,630	393,000
Allianz SE, SP ADR	6,060	131,260
Aon, PLC, Class A	18,100	3,619,819
Baloise Holding AG	522	81,321
Cathay Financials Holdings Co., Ltd.	38,000	51,613
China Life Insurance Co., Ltd., ADR	4,936	60,120
China Pacific Insurance Group Co., Ltd.	12,200	33,844
CNP Assurances	12,462	167,080
Dai-ichi Life Holdings, Inc.	6,692	101,398
Hannover Rueck SE	286	48,771
Insurance Australia Group Ltd.	12,776	44,768
Lancashire Holdings, Ltd.	265,548	2,711,121
Legal & General Group PLC	36,815	105,823
Manulife Finanical Corp.	6,860	101,185
New China Life Insurance Co., Ltd.	16,800	66,936
NN Group NV	3,039	114,243
PICC Property & Casualty Co., Ltd.	50,000	38,558
Ping An Insurance Group Co. of China, Ltd.	8,171	87,237
Ping An Insurance Group Co. of China, Ltd., ADR	8,016	171,462
Prudential PLC, SP ADR	2,925	47,155
RSA Insurance Group, PLC	8,130	48,523
Sampo, PLC, Class A	41,482	1,671,041
Sanlam Ltd., SP ADR	5,156	33,230
Sun Life Financial, Inc.	2,753	114,993
Suncorp Group, Ltd.	18,597	127,219
T&D Holdings, Inc.	5,200	54,428
Tokio Marine Holdings, Inc.	460	21,230
Topdanmark AS	25,523	1,099,322
		12,930,686
Internet — 6.4%
51job, Inc., ADR*	1,093	71,635
58.com, Inc., ADR*	597	33,050
Alibaba Group Holding Ltd.*	11,565	416,280

	Number of Shares	Value
Internet — (Continued)
Alibaba Group Holdings, Ltd., SP ADR*	22,821	$6,550,312
Autohome, Inc., ADR	467	37,472
Baidu, Inc., SP ADR*	1,335	166,301
Delivery Hero SE(a)*	387	41,634
iQIYI, Inc., ADR*	1,374	29,747
JD.com, Inc., ADR*	9,928	780,738
JOYY, Inc.	721	61,602
Kakao Corp.	1,237	422,660
LINE Corp.*	99	5,046
LINE Corp., SP ADR*	1,409	71,718
M3, Inc.	1,300	75,307
Meituan Dianping, Class B*	13,613	448,742
Naspers, Ltd.	953	173,765
Naver Corp.	1,033	279,715
Prosus NV*	949	95,120
SEEK Ltd.	4,272	64,897
SINA Corp. (China)*	739	30,066
Spotify Technology SA*	1,653	466,411
Tencent Holdings, Ltd.	82,041	5,604,907
Tencent Holdings, Ltd., ADR	17,513	1,196,838
Vipshop Holdings, Ltd. ADR*	4,069	67,179
Weibo Corp., SP ADR*	653	24,357
Yandex NV, Class A*	7,480	510,360
Z Holdings Corp.	6,577	43,779
		17,769,638
Investment Companies — 2.3%
Groupe Bruxelles Lambert SA	53,848	4,968,758
Kinnevik AB	849	32,931
Melrose Industries, PLC	1,019,208	1,359,904
Wendel SA	888	91,106
		6,452,699
Iron/Steel — 0.4%
BlueScope Steel, Ltd.	6,357	59,375
Century Iron & Steel Industrial Co., Ltd.	70,468	295,347
Cia Siderurgica Nacional SA, SP ADR	41,580	113,514
Fortescue Metals Group, Ltd.	5,658	72,317
Nippon Steel & Sumitomo Metal Corp.	8,000	78,757
Posco, SP ADR	3,580	138,331
Vale SA, SP ADR*	30,044	330,484
voestalpine AG	1,763	43,809
		1,131,934
Leisure Time — 0.2%
China International Travel Service Corp., Ltd., Class A	8,672	262,814
Merida Industry Co., Ltd.	25,165	210,421

The accompanying notes are an integral part of the financial statements.

11

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Leisure Time — (Continued)
Shimano, Inc.	236	$49,976
		523,211
Lodging — 0.9%
City Developments Ltd.	2,005	11,815
Galaxy Entertainment Group, Ltd.*	71,229	559,946
Huazhu Group, Ltd., ADR	1,213	54,258
InterContinental Hotels Group PLC	32,064	1,851,301
Melco Resorts & Entertainment, Ltd., ADR*	988	19,286
Sands China, Ltd., ADR	1,615	70,139
Sands China, Ltd.	2,236	9,843
		2,576,588
Machinery-Construction & Mining — 0.1%
Hitachi Ltd.	901	29,975
Hitachi Ltd., ADR	1,830	121,833
Komatsu, Ltd.	4,400	95,799
Mitsubishi Electical Corp.	3,000	41,328
Mitsubishi Electric Corp., ADR	1,350	37,166
		326,101
Machinery-Diversified — 1.9%
Atlas Copco AB, Class A	1,701	78,729
Atlas Copco AB, Class A, SP ADR	1,656	76,871
CNH Industrial NV	6,623	52,465
Daifuku Co., Ltd.	400	35,216
FANUC Corp.	300	52,630
GEA Group AG	67,540	2,466,189
Hefei Meiya Optoelectronic Technology, Inc., Class A	41,200	350,526
Keyence Corp.	922	379,729
Kone Corp., Class B	3,518	301,734
Kubota Corp., SP ADR	883	79,790
SMC Corp.	110	60,447
SMC Corp., ADR	2,280	62,905
Spirax-Sarco Engineering, PLC	9,212	1,255,195
Sumitomo Heavy Industries Ltd.	2,000	45,525
		5,297,951
Media — 1.3%
Informa, PLC*	4,850	26,760
MultiChoice Group	5,548	31,563
MultiChoice Group, Ltd., ADR	93	539
Pearson, PLC, SP ADR	15,198	113,225
Shaw Communications, Inc., Class B	9,386	175,424
Thomson Reuters Corp.	1,419	108,369
Vivendi SA, ADR	5,370	152,347
Wolters Kluwer	36,985	3,033,984

	Number of Shares	Value
Media — (Continued)
Wolters Kluwer NV, SP ADR	667	$54,741
		3,696,952
Mining — 0.8%
Agnico Eagle Mines Ltd.	1,499	123,667
Antofagasta, PLC	8,790	126,026
Barrick Gold Corp.	6,196	183,711
BHP Billiton Ltd., SP ADR	2,572	141,614
Boliden AB	2,900	86,643
Cameco Corp.	3,460	40,032
Franco-Nevada Corp.	1,038	156,198
Newcrest Mining Ltd.	1,769	41,657
Norsk Hydro ASA	15,202	48,489
Rio Tinto, PLC, SP ADR	1,211	74,150
South32 Ltd.	44,192	68,320
Southern Copper Corp.	3,807	183,117
Sumitomo Metal Mining Co., Ltd.	2,000	61,011
Teck Resources, Ltd., Class B	8,215	94,637
Vedanta, Ltd., ADR	24,495	171,710
Wheaton Precious Metals Corp.	9,835	524,894
		2,125,876
Miscellaneous Manufacturing — 1.1%
Airtac International Group	18,092	400,757
Orica Ltd.	5,536	70,776
Siemens AG	1,920	266,045
Smiths Group, PLC	99,352	1,844,039
Sunny Optical Technology Group Co., Ltd.	3,869	57,242
Toshiba Corp.	96	2,766
Weihai Guangwei Composites Co., Ltd., Class A	34,500	392,177
		3,033,802
Office/Business Equipment — 0.0%
Fujifilm Holdings Corp.	1,100	52,322
Oil & Gas — 3.3%
BP, PLC, SP ADR	3,640	76,185
Canadian Natural Resources, Ltd.	1,292	25,414
China Petroleum & Chemical Corp.	130,000	59,688
DCC, PLC	64,544	5,734,133
Eni SpA	90,689	842,535
Equinor ASA, SP ADR	6,656	106,829
Lukoil , PJSC, SP ADR	8,011	538,580
Neste Oyj	756	40,473
Oil Search Ltd.	31,786	76,632
Petroleo Brasileiro, SP ADR	10,959	89,535
Reliance Industries Ltd.	20,998	593,079
Repsol SA	10,293	81,306
Royal Dutch Shell, PLC, Class A, SP ADR	13,800	409,584

The accompanying notes are an integral part of the financial statements.

12

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Oil & Gas — (Continued)
Total SA, SP ADR	9,625	$380,861
Ultrapar Participacoes SA, SP ADR	7,935	27,931
		9,082,765
Oil & Gas Services — 0.1%
Dialog Group Bhd	230,710	198,481
Pharmaceuticals — 8.1%
Alfresa Holdings Corp.	180,900	3,634,997
Aspen Pharmacare Holdings Ltd., ADR	6,986	55,643
Astellas Pharma, Inc.	3,700	58,046
Astellas Pharma, Inc., ADR	1,987	31,136
AstraZeneca, PLC, SP ADR	5,764	322,784
Bausch Health Cos., Inc.*	3,548	58,968
Bayer AG	1,297	86,266
Bayer AG, SP ADR	3,620	60,273
By-health Co Ltd., Class A	58,994	210,958
Celltrion, Inc.*	118	29,453
Chugai Pharmaceutical Co., Ltd.	2,100	93,570
CSPC Pharmaceutical Group, Ltd.	14,400	31,816
Daiichi Sankyo Co., Ltd.	916	81,710
Daiichi Sankyo Co., Ltd., ADR	292	26,169
Divi’s Laboratories Ltd.	10,293	435,804
Dr. Reddy’s Laboratories, Ltd., ADR	3,953	229,946
Eisai Co., Ltd.	492	42,973
Glaxosmithkline, PLC	133,065	2,599,214
Glaxosmithkline, PLC, SP ADR	5,768	228,413
Grifols SA, ADR	808	12,952
Kobayashi Pharmaceutical Co., Ltd.	471	41,996
Merck KGaA	587	79,782
Novartis AG	37,982	3,273,556
Novartis AG, SP ADR	25,683	2,210,279
Novo-Nordisk AS, SP ADR	6,449	425,892
Orion Corporation, Class B	672	31,555
Otsuka Holdings Co., Ltd.	1,100	48,277
Recordati SpA	37,793	2,061,537
Roche Holdings AG	5,853	2,047,491
Roche Holdings AG, SP ADR	12,760	557,612
Sanofi	30,141	3,052,933
Sanofi, ADR	4,424	223,766
Shionogi & Co., Ltd.	227	12,605
Sino Biopharmaceutical, Ltd.	24,000	27,619
Takeda Pharmaceutical Co., Ltd., SP ADR	524	9,752
UCB SA	21	2,492
		22,438,235

	Number of Shares	Value
Pipelines — 0.1%
Enbridge, Inc.	822	$26,320
TC Energy Corp.	4,057	189,300
		215,620
Private Equity — 0.1%
3i Group, PLC	3,463	42,555
Macquarie Korea Infrastructure Fund	23,033	213,147
Partners Group Holding AG	66	67,235
		322,937
Real Estate — 0.9%
Aroundtown SA	6,368	34,884
CapitaLand, Ltd.	654	1,330
China Overseas Land & Investment, Ltd.	9,605	27,782
China Resources Land, Ltd.	13,714	63,353
China Vanke Co., Ltd.	6,000	18,625
CIFI Holdings Group Co., Ltd.	251,812	214,040
CK Asset Holdings, Ltd.	10,500	56,991
Country Garden Holdings Co., Ltd.	31,000	38,383
Country Garden Services Holdings Co., Ltd.	80,250	559,112
Daito Trust Construction Co., Ltd.	300	26,589
Deutsche Wohnen SE	1,095	58,416
Great Eagle Holdings, Ltd.	356,662	916,382
Longfor Group Holdings, Ltd.(a)	6,500	34,388
REA Group, Ltd.	633	53,238
Shanghai Industrial Urban Development Group, Ltd.	20,000	2,344
Shimao Group Holdings Ltd.	7,500	33,707
Sun Hung Kai Properties, Ltd.	8,472	113,665
Sunac China Holdings, Ltd.	10,261	43,074
UOL Group, Ltd.	8,000	38,584
Vonovia SE	1,595	114,147
Wharf Holdings Ltd., (The)	14,000	27,277
Wharf Real Estate Investment Co., Ltd.	14,000	58,187
		2,534,498
REITS — 0.4%
Ascendas Real Estate Investment Trust	53,000	129,129
CapitaLand Mall Trust	25,000	35,958
Daiwa House REIT Investment Corp.	25	65,318
Goodman Group	6,677	89,886
Japan Retail Fund Investment Corp.	38	57,190
Link	2,403	19,117
Merlin Properties Socimi SA	65,058	584,223

The accompanying notes are an integral part of the financial statements.

13

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
REITS — (Continued)
Nippon Building Fund Inc.	10	$60,216
Nippon Prologis REIT, Inc.	15	49,129
Segro, PLC	5,434	69,089
United Urban Investment Corp.	51	56,684
		1,215,939
Retail — 2.8%
Aeon Co., Ltd.	676	16,781
Alibaba Health Information Technology, Ltd.*	77,931	187,832
ANTA Sports Products, Ltd.	5,561	54,817
Astra International Tbk PT, ADR	3,615	24,817
Bidvest Group, Ltd., (The)	3,146	25,143
Cie Financiere Richemont SA, ADR	12,160	80,074
CP ALL PCL, NVDR	97,690	199,588
Fast Retailing Co., Ltd.	147	87,643
Industria de Diseno Textil SA, ADR	7,152	100,843
Lawson, Inc.	1,000	49,428
Li Ning Co., Ltd.	124,772	527,025
McDonald’s Holdings Co. Japan Ltd.	600	29,442
Next, PLC	352	28,205
Nitori Holdings Co., Ltd.	353	73,928
Pan Pacific International Holdings Corp.	2,000	47,083
Raia Drogasil SA	15,145	300,301
Restaurant Brands International, Inc.	3,260	176,496
Sun Art Retail Group Ltd.	180,896	235,337
Sundrug Co., Ltd.	6,640	247,101
Swatch Group AG, (The)	8,918	1,887,167
TITAN COMPANY, Ltd.	11,580	173,193
Tsuruha Holdings	18,400	2,462,638
Wal-Mart de Mexico SAB de CV	122,502	293,351
Wal-Mart de Mexico SAB de CV, SP ADR	2,313	55,605
Yum China Holdings, Inc.	6,286	362,765
Zhongsheng Group Holdings Ltd.	7,000	43,655
		7,770,258
Semiconductors — 5.5%
ASE Technology Holding Co., Ltd. ADR	6,033	24,796
ASM Pacific Technology, Ltd.	9	97
ASML Holding NV	657	245,524
ASML Holding NV	1,129	422,449
Mediatek, Inc.	26,159	494,663
NVIDIA Corp.	1,451	776,256
Rohm Co., Ltd.	40	2,577
Samsung Electronic Co., Ltd.	48,080	2,183,128

	Number of Shares	Value
Semiconductors — (Continued)
Samsung Electronic Co., Ltd., GDR	2,888	$3,473,570
Semiconductor Manufacturing International Corp.*	8,500	26,851
SK Hynix, Inc.	3,699	233,762
SUMCO Corp.	34	462
Taiwan Semiconductor Manufacturing Co., Ltd.	171,000	2,492,339
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	58,820	4,661,485
Tokyo Electron, Ltd.	400	102,603
Tokyo Electron, Ltd., ADR	1,048	67,198
United Microelectronics Corp., SP ADR	36,418	128,920
		15,336,680
Software — 3.0%
Agora, Inc., ADR*	5,848	279,417
Arco Platform, Ltd., Class A*	2,114	95,637
Bilibili, Inc., SP ADR*	5,155	243,574
BlackBerry Ltd.*	10,732	56,021
CD Projekt SA*	3,252	386,689
Dassault Systemes SE, SP ADR	490	92,504
Dassault Systemes SE	475	89,631
Hundsun Technologies, Inc., Class A	17,100	277,851
NetEase, Inc.	16,100	323,238
NetEase, Inc., ADR	2,486	1,211,204
Nexon Co., Ltd.	2,300	53,819
Open Text Corp.	5,184	235,250
Oracle Corp.	300	35,158
Playtech, PLC	266,221	1,312,210
SAP SE	12,426	2,054,568
SAP SE, SP ADR	2,021	334,294
Sea, Ltd., ADR*	3,758	574,260
SimCorp A/S	5,896	749,636
		8,404,961
Telecommunications — 3.9%
America Movil SAB de CV, Class L, SP ADR	7,257	88,318
BCE, Inc.	5,954	256,081
Belgacom SA	48,548	958,775
Bharti Airtel Ltd.	40,213	280,303
Chunghwa Telecom Co., Ltd.	54,488	201,435
Chunghwa Telecom Co., Ltd., SP ADR	10,212	377,027
Deutsche Telekom AG, SP ADR	5,690	100,373
Elisa OYJ	619	36,432
GDS Holdings Ltd., ADR*	1,566	126,752
Hikari Tsushin, Inc.	200	48,280
KDDI Corp.	112,264	3,263,275

The accompanying notes are an integral part of the financial statements.

14

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Telecommunications — (Continued)
Millicom International Cellular SA, SDR	116	$3,451
MTN Group, Ltd.	23,254	83,895
NICE Ltd., SP ADR	288	66,197
Nippon Telegraph & Telephone Corp. ADR	4,220	95,964
Nokia OYJ, SP ADR	20,351	99,720
NTT DOCOMO, Inc.	703	19,603
NTT DOCOMO, Inc., SP ADR	2,092	58,373
Orange SA	5,493	61,361
PLDT, Inc., SP ADR	2,630	77,822
SK Telecom Ltd., SP ADR	6,177	141,886
SoftBank Corp.	3,856	50,669
Softbank Group Corp., ADR	7,968	246,530
Swisscom AG	80	44,296
Tele2 AB, Class B	1,551	22,015
Telefonaktiebolaget LM Ericsson, Class B	334,991	3,905,966
Telefonaktiebolaget LM Ericsson, SP ADR	2,495	29,067
Telefonica SA, SP ADR	14,765	58,322
Telekomunikasi Indonesia Persero Tbk PT, SP ADR	663	13,214
Telenor ASA, ADR	3,481	57,000
Turkcell Iletisim Hizmetleri AS, ADR	6,168	30,100
Vodafone Group, PLC, SP ADR	3,568	52,699
		10,955,201
Toys/Games/Hobbies — 0.1%
Bandai Namco Holdings, Inc.	800	49,666
Nintendo Co., Ltd.	200	107,662
Nintendo, Ltd., ADR	1,152	77,048
		234,376

	Number of Shares	Value
Transportation — 0.4%
Aurizon Holdings Ltd.	22,111	$70,712
Canadian National Railway Co.	3,433	359,023
Canadian Pacific Railway, Ltd.	211	62,388
Deutsche Post AG, SP ADR	3,012	137,106
DSV PANALPINA A S, ADR	826	64,420
Keihan Holdings Co., Ltd.	1,000	43,119
Keio Corp.	1,000	60,476
Kintetsu Group Holdings Co., Ltd.	577	25,384
Mitsui OSK Lines Ltd.	3,000	55,430
Nagoya Railroad Co., Ltd.	1,000	27,919
Odakyu Electric Railway Co., Ltd.	2,000	49,531
SG Holdings Co., Ltd.	1,223	56,280
Tobu Railway Co., Ltd.	1,000	31,251
ZTO Express Cayman, Inc., ADR	3,209	107,598
		1,150,637
Water — 0.8%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	2,739	23,829
Guangdong Investment Ltd.	10,000	15,593
Severn Trent, PLC	1,160	35,980
United Utilities Group, PLC	189,951	2,087,129
		2,162,531
TOTAL COMMON STOCKS
(Cost $221,857,879)		254,280,378

The accompanying notes are an integral part of the financial statements.

15

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Concluded)

August 31, 2020

	Number of Shares	Value
PREFERRED STOCKS — 1.2%
Auto Manufacturers — 0.0%
Porsche Auto SE	851	$52,334
Banks — 0.1%
Banco Bradesco SA, ADR, 10.474%	36,819	138,807
Bancolombia SA, SP ADR, 5.344%	1,414	39,677
		178,484
Chemicals — 0.3%
Fuchs Petrolub SE, 2.445%	17,783	841,159
Cosmetics/Personal Care — 0.4%
LG Household & Health Care, Ltd., 1.559%	1,628	959,288
Electric — 0.0%
Cia Paranaense de Energia, SP ADR*, 4.415%	3,320	37,549
Electronics — 0.0%
Sartorius AG, 0.103%	88	37,357
Semiconductors — 0.4%
Samsung Electronic Co., Ltd., 2.952%	30,605	1,222,564
Telecommunications — 0.0%
Telefonica Brasil SA, ADR, 6.220%	3,719	32,467
TOTAL PREFERRED STOCKS
(Cost $3,303,616)		3,361,202

EXCHANGE TRADED FUNDS — 0.1%
Diversified Financial Services — 0.1%
Ishares MSCI India ETF	10,140	338,372
TOTAL EXCHANGE TRADED FUNDS
(Cost $331,887)		338,372

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 7.3%
U.S. Bank Money Market Deposit Account, 0.05%(b)	20,344,566	$20,344,566
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,344,566)		20,344,566
TOTAL INVESTMENTS — 99.8%
(Cost $245,837,948)		278,324,518
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		631,644
NET ASSETS — 100.0%		$278,956,162

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2020, total market value of Rule 144A securities is $5,511,332 and represents 1.98% of net assets.

(b)	The rate shown is as of August 31, 2020.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Special Drawing Right

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.

16

AQUARIUS INTERNATIONAL FUND

STATEMENT of Assets and Liabilities

August 31, 2020

ASSETS
Investments, at value (cost $225,493,382)	$257,979,952
Short-term investments, at value (cost $20,344,566)	20,344,566
Foreign currency at value (cost $80,999)	103,731
Receivables for:
Dividends	657,843
Capital shares sold	535,606
Investments sold	3,293
Prepaid expenses and other assets	21,284
Total assets	279,646,275

LIABILITIES
Payables for:
Investments purchased	301,408
Capital shares redeemed	193,314
Sub-advisory fees	110,221
Other accrued expenses and liabilities	85,170
Total liabilities	690,113
Net assets	$278,956,162

NET ASSETS CONSIST OF:
Par value	$28,088
Paid-in capital	268,431,426
Total distributable earnings/(loss)	10,496,648
Net assets	$278,956,162

CAPITAL SHARES:
Net Assets	$278,956,162
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	28,087,825
Net asset value, offering and redemption price per share	$9.93

The accompanying notes are an integral part of the financial statements.

17

AQUARIUS INTERNATIONAL FUND

Statement of Operations

FOR THE Year ENDED August 31, 2020

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $411,581)	$4,067,000
Total investment income	4,067,000

EXPENSES
Sub-advisory fees (Note 2)	935,077
Administration and accounting services fees (Note 2)	185,899
Custodian fees (Note 2)	175,337
Transfer agent fees (Note 2)	45,842
Registration and filing fees	30,329
Audit and tax service fees	26,184
Legal fees	24,817
Director fees	20,949
Officer fees	19,496
Printing and shareholder reporting fees	9,742
Other expenses	56,448
Total expenses	1,530,120
Net investment income/(loss)	2,536,880

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments and foreign currency transactions	(10,909,975)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	36,219,749
Net realized and unrealized gain/(loss) on investments	25,309,774
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,846,654

The accompanying notes are an integral part of the financial statements.

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AQUARIUS INTERNATIONAL FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FORM OPERATIONS
Net investment income/(loss)	$2,536,880	$2,469,734
Net realized gain/(loss) from investments and foreign currency transactions	(10,909,975)	(8,506,256)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	36,219,749	(2,529,903)
Net increase/(decrease) in net assets resulting from operations	27,846,654	(8,566,425)

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(2,498,204)	(1,307,749)
Net decrease in net assets from dividends and distributions to shareholders	(2,498,204)	(1,307,749)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	111,312,020	153,773,759
Reinvestment of distributions	1,933,346	1,153,300
Shares redeemed	(23,012,232)	(158,646,047)
Net increase/(decrease) in net assets resulting from capital share transactions	90,233,134	(3,718,988)
Total increase/(decrease) in net assets	115,581,584	(13,593,162)

NET ASSETS:
Beginning of period	163,374,578	176,967,740
End of period	$278,956,162	$163,374,578

SHARE TRANSACTIONS:
Shares sold	12,830,560	17,019,112
Shares reinvested	199,314	133,638
Shares redeemed	(2,575,314)	(17,930,022)
Net increase/(decrease) in shares	10,454,560	(777,272)

The accompanying notes are an integral part of the financial statements.

19

AQUARIUS INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period April 17, 2018(1) to August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$9.27	$9.61	$10.00
Net investment income/(loss)(2)	0.12	0.14	0.08
Net realized and unrealized gain/(loss) from investments	0.67	(0.35)	(0.47)
Net increase/(decrease) in net assets resulting from operations	0.79	(0.21)	(0.39)
Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.13)	—
Total dividends and distributions to shareholders	(0.13)	(0.13)	—
Net asset value, end of period	$9.93	$9.27	$9.61
Total investment return/(loss)(3)	8.61%	(2.12)%	(3.90	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$278,956	$163,375	$176,968
Ratio of expenses to average net assets	0.75%	0.94%	0.80	%(5)
Ratio of net investment income/(loss) to average net assets	1.24%	1.56%	2.21	%(5)
Portfolio turnover rate	55%	81%	36	%(4)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

The accompanying notes are an integral part of the financial statements.

20

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2020

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Aquarius International Fund (the “Fund”), which commenced investment operations on April 17, 2018.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

21

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1	— Prices are determined using quoted prices in active markets for identical securities.

● Level 2	— Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3	— Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$254,280,378	$56,460,348	$197,820,030	$—
Exchange Traded Funds	338,372	338,372	—	—
Preferred Stocks	3,361,202	248,500	3,112,702	—
Short-Term Investments	20,344,566	20,344,566	—	—
Total Investments*	$278,324,518	$77,391,786	$200,932,732	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

22

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

23

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

MARKET RISK — Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Fund may be inhibited.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

2. INVESTMENT ADVISER AND OTHER SERVICES

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 0.90%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $935,077, or the rate of 0.46%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $52,044.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

24

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$186,119,070	$101,562,587

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$249,065,792	$45,744,933	$(16,382,478)	$29,362,455

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

25

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2020

As of August 31, 2020, there were no permanent differences between distributable earning/(loss) and paid-in capital, respectively.

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$2,088,526	$—	$(20,954,333)	$29,362,455	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2020	$2,498,204	$—	$2,498,204
2019	1,307,749	—	1,307,749

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had capital loss carryforwards of $20,954,333.

6. NEW ACCOUNTING PRONOUNCEMENTS and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

26

AQUARIUS INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Aquarius International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Aquarius International Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2020 and for the period April 17, 2018 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the two years in the period ended August 31, 2020 and for the period April 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 27, 2020

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

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AQUARIUS INTERNATIONAL FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended August 31, 2020, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$2,498,204	$—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Aquarius International Fund	100%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Aquarius International Fund	0%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Aquarius International Fund	0%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any. The Fund passed through foreign tax credits of $408,500 and earned $4,324,801 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement and the Sub-Advisory Agreements between the Company and Altair with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage, as applicable; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies, noting that the Fund had commenced operations on April 17, 2018. The Directors noted that the Fund had outperformed its primary benchmark for the year-to-date and one-year periods ended March 31, 2020. The Directors also considered the Fund’s 3rd quintile ranking within its Lipper Performance Group for the one-year period ended December 31, 2019.

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AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited) (CONCLUDED)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 3rd quintile of its Lipper Expense Group and ranked within the 2nd quintile within its Lipper Expense Universe, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group and Lipper Expense Universe. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.03% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreements.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2021.

30

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc.(until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

31

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).

32

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A

33

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

34

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONCLUDED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

35

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED)

FACTS	WHAT DOES THE AQUARIUS INTERNATIONAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aquarius International Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Aquarius International Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

36

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED)

What we do
How does the Aquarius International Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Aquarius International Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Aquarius International Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Aquarius International Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Aquarius International Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

37

Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AQU-AR20

Bogle Investment Management

Small Cap
Growth Fund

of THE RBB FUND, INC.

Annual Report
August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-877-264-5346.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-264-5346 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2020 (Unaudited)

Fellow Shareholder:

For the fiscal year ended August 31, 2020, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) returned +10.04%, outperforming by +4.02% the unmanaged Russell 2000® Index of small cap stocks (the “Benchmark”), which returned +6.02% over the same period. The Fund’s periodic returns and returns since inception are shown in the chart on page four. The following sections of this letter will provide background on the market environment, performance attribution, Fund characteristics as of its fiscal year end, and a Bogle Investment Management, L.P. business update.

Market Environment. U.S. small cap equity markets, as measured by the Benchmark, delivered positive performance for the fiscal year ended August 31, 2020, with significant volatility driven by the impacts of the COVID-19 pandemic. The Benchmark began the period with positive performance, returning +14.23% from September 1, 2019 through February 20, 2020. As the COVID-19 pandemic began spreading across the globe, many non-essential businesses were forced to temporarily close or have employees work remotely, communities were encouraged to social distance, and unemployment claims increased significantly. Equity markets declined significantly, with the Benchmark returning -37.80% from February 21, 2020 through April 3, 2020. The Federal Reserve responded with massive amounts of fiscal and monetary stimulus, including lowering short-term interest rates to zero, purchasing corporate and high yield bonds, providing attractive small business loans, and increasing unemployment benefits to those in need. Equity markets responded positively and the Russell 2000® Index rebounded, returning +49.21% from April 6, 2020 through August 31, 2020. Despite the rebound in the equity markets, the general economy remained fragile as businesses attempted to adjust to social distancing guidelines and unemployment remained high. Market volatility, as measured by the CBOE Volatility Index (VIX), which measures the market’s implied, expected future volatility, remained above normal levels at the end of the fiscal year ended August 31, 2020.

Large cap stocks appeared better equipped to face the challenges of the pandemic as they outperformed small cap stocks for the fiscal year ended August 31, 2020, with the Russell 1000® Index of large cap stocks beating the Russell 2000® Index of small cap stocks by +16.48% (+22.50% versus +6.02%). The ongoing pandemic also appeared to add fuel to several secular growth trends that benefited from the work-from-home environment and social distancing guidelines. For the fiscal year, the Russell 2000® Growth Index outperformed the Russell 2000® Value Index by 23.42% (+17.28% versus -6.14%).

Performance Attribution. The Fund outperformed the Benchmark by +4.02%, net of all fees and expenses, over the course of the fiscal year ended August 31, 2020. The Fund performed in line with the Benchmark from the start of the fiscal year on September 1, 2019 through April 3, 2020 (-29.04% versus -28.94%). Most of the Fund’s outperformance occurred from April 6, 2020 through August 31, 2020, when the Fund outperformed the Benchmark by +5.86% (+55.07% versus +49.21%). Both stock selection and market capitalization exposure contributed positively to net excess return for the period. Growth exposures detracted. Specific Fund holdings with significant positive contributions were Macrogenix, Inc. (MGNX), Vista Outdoor, Inc. (VSTO), and Spectrum Brands Holdings, Inc. (SPB). Stocks with significant negative contributions included Taylor Morrison Home Corporation (TMHC), M/I Homes, Inc. (MHO), and Everi Holdings, Inc. (EVRI).

In addition to stock selection and common factor exposures, we also evaluate the effectiveness of the individual models that form our composite stock selection process. The investment process combines insights derived from a rigorous and systematic analysis of fundamental financial data and complementary sources of information that measure non-fundamental, often shorter-horizon, data. This combination of signals can be thought of, conceptually, as the exploitation of investment opportunities created, primarily, by stocks with attractive fundamental financial characteristics whose appeal hasn’t yet been fully appreciated by the market, and secondarily, by opportunistically trading these securities when market data indicate that there is a statistical probability that their current prices will either revert toward, or start to diverge from, their short-term equilibrium price levels. For the full fiscal year ended August 31, 2020, the Fund’s exposure to what we believed were fundamentally attractive stocks that had better prospects for earnings, were relatively undervalued, and exhibited stronger financial quality characteristics in comparison to peers, were the primary drivers of positive net excess return. The Fund’s exposure to our non-fundamental sub-models detracted during the period.

1

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2020 (Unaudited)

We should also note that the Fund achieved its outperformance versus the Benchmark with less volatility than the Benchmark. For the fiscal year ended August 31, 2020, the Fund’s annualized standard deviation of daily returns was 36.8% in comparison to 41.0% for the Benchmark.

Fund Characteristics. As of August 31, 2020, the Fund held 141 stocks, with the largest position representing 1.32% of net assets. As shown in the table to the right, the Fund is generally similar to the Benchmark across a variety of fundamental risk characteristics. As of August 31, 2020, the Fund’s median market capitalization was smaller than the Benchmark’s. The Fund’s median price-to-sales ratio was also below the Benchmark’s, reflecting the influence of our relative valuation model.

The Fund’s annualized active volatility (the variability of the difference between Fund’s and Benchmark’s performance, also called “tracking error”) was 9.8% in the fiscal year ended August 31, 2020, above the Fund’s since inception average of 6.8%. We believe this increase in active volatility is due to increased equity market and individual stock volatility related to the COVID-19 pandemic. The Fund’s 0.88 beta with the Benchmark was lower than the Fund’s since inception beta.

Self-Assessment. In 2019, we made improvements to the Fund’s investment process with the goal of attempting to improve investment results and lower overall Fund volatility. While the Fund’s overall volatility, as measured by standard deviation, was above longer-term averages (36.8% for the fiscal year ended August 31, 2020 versus 21.5% since inception), we did outperform the Benchmark by +4.02% with less overall volatility than the Benchmark (standard deviation of 36.8% versus 41.0%). We are pleased to achieve these results, and to have delivered value to your portfolios during these difficult times.

While investment results are our primary focus, our shareholder services are important as well. We work with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, to provide shareholder services, giving them feedback that we have received from you as well as feedback from us based on our own experiences as fellow shareholders. We encourage you to let us know how we can improve your shareholder experience.

Progress at Bogle Investment Management. At the end of August 2020, net assets in the Fund were approximately $57 million. The COVID-19 pandemic has impacted us all in various ways and our hearts go out to those who have been impacted directly. Employees at Bogle began working remotely in mid-March 2020 and continue to do so through the end of August 2020. Many uncertainties remain regarding the resolution of the pandemic and its impacts to the economy, individual business and the stock market broadly. While we are pleased with Fund’s performance for the fiscal year, we expect Fund and equity market volatility to remain higher until there is a resolution. We appreciate you staying the course with your investments.

Fundamental Characteristics August 31, 2020
Median	BOGIX*	Russell 2000® Index
Median Market Cap ($mil.)	$1,648	$2,117
Price/Historical Earnings	20.6x	25.8x
Price/Forward Earnings	17.8x	23.3x
Price/Sales	1.4x	2.2x

* The Fund’s median characteristics refer to the Fund’s holdings, not the Fund itself. Price/Historical Earnings is a measure of the price paid for a share relative to the last year of earnings per share. Price/Forward Earnings is a measure of the price paid for a share relative to the estimated future earnings (over the next one to two years) per share. Estimated future earnings come from the First Call database and actual earnings may vary from this figure. Price/Sales is a measure of the price paid for a share relative to the last year of revenues per share.

Risk Statistics* Fiscal Year Period
Measurement	BOGIX	Russell 2000® Index
Standard Deviation	36.8%	41.0%
Active Volatility	9.8%
Beta with Russell 2000® Index	0.88

* Risk statistics apply to the Fund and Benchmark. Standard deviation is a statistical measure of the range of performance. Active volatility is the standard deviation of the difference between the Fund and Benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movements.

2

Bogle Investment Management
Small Cap Growth Fund

Annual Investment Adviser’s Report

August 31, 2020 (Unaudited)

More information about the Fund, including sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. The Fund’s net asset value is updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. We thank you for your ongoing support and, moreover, for the trust and confidence you have placed in us.

Respectfully,

Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s investment adviser, Bogle Investment Management, L.P. (the “Adviser”), has contractually agreed to waive management fees and reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses (excluding certain expenses) exceed 1.25%. The Adviser, in its discretion, has the right to extend this waiver. If at any time the Fund’s total annual Fund operating expenses (excluding certain expenses) for a year are less than 1.25%, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed the expense limitations that were in effect at the time of the waiver or reimbursement. The total expense ratio for the Fund, prior to fee waivers, as stated in the current prospectus dated December 31, 2019, as supplemented, is 1.38%. The net expense ratio of 1.26% is applicable to investors.

The Russell 1000® Index is a market capitalization weighted index of approximately 1,000 of the largest companies in the U.S. equity markets. The Russell 2000® Index is an index of stocks 1001 through 3000 in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks ranked by market capitalization. The Russell 2000 Value® Index is a subset of the securities found in the Russell 2000® Index that exhibit a value probability using the price-to-book ratio. The Russell 2000 Growth® Index is a subset of the securities found in the Russell 2000® Index that exhibit a growth probability using the Institutional Brokers’ Estimate System (I/B/E/S) forecast medium-term growth (2-year) and sales per share historical growth (5-year). The indexes are published and maintained by FTSE Russell and a direct investment in the indexes is not possible. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility.

Mutual Fund investing involves risk including the possible loss of principal. Investing in small companies can involve more volatility, less liquidity and less available information than investing in large companies. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or may remain undervalued for long periods of time. The Fund recently experienced significant short-term performance due to market volatility associated with the COVID-19 pandemic. Performance for very short time periods may not be indicative of future performance. The full impacts of a pandemic or disease outbreaks are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of August 31, 2020.

3

Bogle Investment Management
Small Cap Growth Fund

Performance Data

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Bogle Investment Management
Small Cap Growth Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	One Year	Five Year	Ten Year	Since Inception(1)
Bogle Investment Management Small Cap Growth Fund	10.04%	6.87%	12.57%	10.22%
Russell 2000® Index	6.02%	7.65%	11.53%	7.87%

(1)	For the period October 1, 1999 (commencement of operations) through August 31, 2020.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The total annual Fund operating expense ratio, as stated in the current prospectus dated December 31, 2019, is 1.38% for the Fund prior to fee waivers.

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) waived a portion of its advisory fee and agreed to reimburse a portion of the Bogle Investment Management Small Cap Growth Fund’s (the “Fund”) operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

4

Bogle Investment Management
Small Cap Growth Fund

Fund Expense Example

August 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual	$1,000.00	$1,112.60	$6.64	1.25%	11.26%
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34	1.25%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half-year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

5

Bogle Investment Management
Small Cap Growth Fund

Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Finance	19.6%	$11,215,483
Health Technology	14.6	8,335,068
Technology Services	8.7	4,987,249
Electronic Technology	7.8	4,452,236
Producer Manufacturing	7.7	4,385,346
Commercial Services	5.3	3,006,084
Consumer Non-Durables	5.0	2,888,418
Process Industries	3.9	2,218,650
Non-Energy Minerals	3.5	2,021,504
Consumer Durables	3.4	1,969,999
Industrial Services	3.2	1,838,725
Retail Trade	3.2	1,819,740
Distribution Services	3.1	1,776,010
Utilities	2.4	1,349,851
Transportation	2.0	1,123,241
Consumer Services	1.6	911,315
Health Services	1.2	668,434
Communications	1.0	555,120
SHORT-TERM INVESTMENTS	2.7	1,550,319
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	36,404
NET ASSETS	100.0%	$57,109,196

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
6

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
Common Stocks—97.2%
Commercial Services—5.3%
Etsy, Inc.*	2,200	$263,340
Huron Consulting Group, Inc.*	11,254	488,199
KAR Auction Services, Inc.*	23,219	402,617
Magnite, Inc.*	36,144	265,658
Quotient Technology, Inc.*	57,932	504,588
Stamps.com, Inc.*	1,900	473,746
TrueBlue, Inc.*	35,930	607,936
		3,006,084
Communications—1.0%
Telephone & Data Systems, Inc.	24,000	555,120

Consumer Durables—3.4%
American Outdoor Brands, Inc.*	3,375	51,401
Arlo Technologies, Inc.*	34,000	194,820
Beazer Homes USA, Inc.*	30,191	369,538
Nautilus, Inc.*	21,749	257,726
Spectrum Brands Holdings, Inc.	9,567	570,193
Vista Outdoor, Inc.*	27,116	526,321
		1,969,999
Consumer Non-Durables—5.0%
Central Garden & Pet Co., Class A*	20,332	755,537
Coca-Cola Consolidated, Inc.	2,200	601,260
Nomad Foods Ltd.*	22,342	550,954
Nu Skin Enterprises, Inc., Class A	10,543	498,367
USANA Health Sciences, Inc.*	6,151	482,300
		2,888,418
Consumer Services—1.6%
John Wiley & Sons, Inc., Class A	3,000	94,950
Medifast, Inc.	2,942	478,722
WW International, Inc.*	14,380	337,643
		911,315
Distribution Services—3.1%
Beacon Roofing Supply, Inc.*	12,000	406,680
GMS, Inc.*	18,233	482,992
Installed Building Products, Inc.*	5,300	460,146
Pool Corp.	1,300	426,192
		1,776,010

	Number of Shares	Value
Electronic Technology—7.8%
ADTRAN, Inc.	11,235	$124,596
Amkor Technology, Inc.*	44,418	541,677
Calix, Inc.*	22,900	445,405
CyberOptics Corp.*	11,700	374,985
Enphase Energy, Inc.*	4,100	316,643
Himax Technologies, Inc., ADR	21,200	79,712
MagnaChip Semiconductor Corp.*	47,531	570,372
NeoPhotonics Corp.*	62,966	419,354
Plantronics, Inc.*	25,000	309,000
Silicon Motion Technology Corp., ADR	12,314	466,824
Smith & Wesson Brands, Inc.*	16,400	299,464
Sonos, Inc.*	32,706	460,173
United Microelectronics Corp., SP ADR	12,438	44,031
		4,452,236
Finance—19.6%
Aaron’s, Inc.	8,981	501,948
Argo Group International Holdings, Ltd.	13,600	505,104
Cohen & Steers, Inc.	6,100	369,050
Cowen, Inc., Class A	28,100	508,329
Employers Holdings, Inc.	15,430	502,709
Focus Financial Partners, Inc., Class A*	10,969	388,193
Forum Merger II Corp., Class A*	15,965	275,396
Goosehead Insurance, Inc., Class A	4,577	470,333
Green Dot Corp., Class A*	6,300	327,978
Interactive Brokers Group, Inc., Class A	9,674	512,915
Jamf Holding Corp.*	2,522	97,349
LPL Financial Holdings, Inc.	5,100	419,016
Macquarie Infrastructure Corp.*	17,025	477,041
McGrath RentCorp	8,846	587,021
Mercury General Corp.	11,468	512,964
Newmark Group, Inc., Class A	34,800	154,164
On Deck Capital, Inc.*	88,608	143,545
PJT Partners, Inc., Class A	9,398	556,174
ProAssurance Corp.	25,507	390,767
Realogy Holdings Corp.*	27,600	305,808
Rent A Center, Inc.	15,723	482,696
SEI Investments Co.	7,995	418,618
Selectquote, Inc.*	20,300	370,475
StoneX Group, Inc.*	10,433	591,551

The accompanying notes are an integral part of the financial statements.
7

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments (Continued)

August 31, 2020

	Number of Shares	Value
Finance—19.6%
TCG BDC, Inc.	58,900	$518,909
Third Point Reinsurance Ltd.*	36,390	311,498
Trupanion, Inc.*	5,716	358,565
Virtus Investment Partners, Inc.	1,109	157,367
		11,215,483
Health Services—1.2%
Castle Biosciences, Inc.*	7,800	356,694
Fulgent Genetics, Inc.*	10,546	311,740
		668,434
Health Technology—14.6%
Amneal Pharmaceuticals, Inc.*	85,300	350,583
Arbutus Biopharma Corp.*	41,700	121,347
Assertio Holdings, Inc.*	7,375	5,974
Bio-Techne Corp.	1,400	357,644
Cerus Corp.*	62,400	397,488
Eagle Pharmaceuticals, Inc.*	13,100	519,808
Emergent BioSolutions, Inc.*	3,731	425,521
Fluidigm Corp.*	37,162	291,722
GenMark Diagnostics, Inc.*	20,100	260,697
ICU Medical, Inc.*	2,584	517,420
Inari Medical, Inc.*	2,949	235,743
Intercept Pharmaceuticals, Inc.*	8,300	414,004
Jazz Pharmaceuticals PLC*	3,546	476,547
Meridian Bioscience, Inc.*	24,758	350,078
Myovant Sciences Ltd.*	16,934	345,115
Natus Medical, Inc.*	30,875	560,690
NextCure, Inc.*	25,485	229,110
Orthofix Medical, Inc.*	18,212	552,552
Pacific Biosciences of California, Inc.*	76,085	502,161
Puma Biotechnology, Inc.*	23,400	240,786
Quidel Corp.*	1,591	279,952
Radius Health, Inc.*	25,732	318,562
Retractable Technologies, Inc.*	24,200	152,944
Vanda Pharmaceuticals, Inc.*	41,654	428,620
		8,335,068
Industrial Services—3.2%
Argan, Inc.	12,711	538,057
Evoqua Water Technologies Corp.*	23,000	470,580
Primoris Services Corp.	26,300	501,278
Tutor Perini Corp.*	26,200	328,810
		1,838,725

	Number of Shares	Value
Non-Energy Minerals—3.5%
Boise Cascade Co.	15,780	$722,724
Gold Resource Corp.	56,679	225,582
JELD-WEN Holding, Inc.*	16,611	349,662
UFP Industries, Inc.	12,191	723,536
		2,021,504
Process Industries—3.9%
Clearwater Paper Corp.*	13,300	447,678
Daqo New Energy Corp., ADR*	4,300	485,083
Ingredion, Inc.	5,700	458,508
Kraton Corp.*	17,482	245,447
Scotts Miracle-Gro Co., (The)	3,453	581,934
		2,218,650
Producer Manufacturing—7.7%
American Woodmark Corp.*	4,600	402,500
Apogee Enterprises, Inc.	10,000	209,300
Atkore International Group, Inc.*	17,500	467,775
Builders FirstSource, Inc.*	13,400	410,308
Canadian Solar, Inc.*	19,900	646,551
PGT Innovations, Inc.*	26,828	486,392
SolarEdge Technologies, Inc.*	2,100	464,415
TopBuild Corp.*	2,800	430,640
Valmont Industries, Inc.	3,567	453,187
Watsco, Inc.	1,691	414,278
		4,385,346
Retail Trade—3.2%
BJ’s Wholesale Club Holdings, Inc.*	12,010	533,364
CarParts.com, Inc.*	16,400	230,420
ODP Corp, (The)*	14,107	329,822
Qurate Retail, Inc., Class A*	36,312	401,248
Sportsman’s Warehouse Holdings, Inc.*	20,700	324,886
		1,819,740
Technology Services—8.7%
Blucora, Inc.*	31,444	375,127
Box, Inc., Class A*	29,328	575,709
ChannelAdvisor Corp.*	19,600	329,672
CoreLogic, Inc.	6,900	458,160
Dropbox, Inc., Class A*	19,500	412,815
EverQuote, Inc., Class A*	7,600	269,800
FireEye, Inc.*	33,400	490,312
Fiverr International Ltd.*	2,600	313,690
NETGEAR, Inc.*	16,741	558,312
Sciplay Corp., Class A*	27,851	367,215
Upwork, Inc.*	23,600	359,428
Zuora, Inc., Class A*	35,100	477,009
		4,987,249

The accompanying notes are an integral part of the financial statements.
8

Bogle Investment Management
Small Cap Growth Fund

Portfolio of Investments (Concluded)

August 31, 2020

	Number of Shares	Value
Transportation—2.0%
Hub Group, Inc., Class A*	9,547	$514,011
Marten Transport Ltd.	1,896	34,431
Providence Service Corp, (The)*	6,208	574,799
		1,123,241
Utilities—2.4%
MDU Resources Group, Inc.	19,621	463,448
NRG Energy, Inc.	11,600	399,156
Pampa Energia SA, SP ADR	831	9,548
TransAlta Corp.	14,755	95,022
Vistra Corp.	19,900	382,677
		1,349,851
TOTAL COMMON STOCKS
(Cost $49,881,106)		55,522,473

SHORT-TERM INVESTMENTS—2.7%
U.S. Bank Money Market Deposit Account, 0.05%(a)		1,550,319
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,550,319)		1,550,319
TOTAL INVESTMENTS—99.9%
(Cost $51,431,425)		57,072,792
OTHER ASSETS IN EXCESS OF LIABILITIES—0.1%		36,404
NET ASSETS—100.0%		$57,109,196

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2020.

ADR - American Depositary Receipt

PLC - Public Limited Company

SP ADR - Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
9

Bogle Investment Management
Small Cap Growth Fund

Statement Of Assets And Liabilities

August 31, 2020

Assets
Investments, at value (cost $49,881,106)	$55,522,473
Short-term investments, at value (cost $1,550,319)	1,550,319
Receivables for:
Investments sold	3,600,490
Dividends	41,686
Prepaid expenses and other assets	17,143
Total assets	60,732,111

Liabilities
Payables for:
Investments purchased	3,488,557
Capital shares redeemed	46,607
Advisory fees	42,598
Other accrued expenses and liabilities	45,153
Total liabilities	3,622,915
Net assets	$57,109,196

Net Assets Consist of:
Par value	$2,028
Paid-in capital	51,898,793
Total distributable earnings/(loss)	5,208,375
Net assets	$57,109,196

Capital Shares:
Net assets	$57,109,196
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,028,112
Net asset value, offering and redemption price per share	$28.16

The accompanying notes are an integral part of the financial statements.
10

Bogle Investment Management
Small Cap Growth Fund

Statement Of Operations

For the Year Ended August 31, 2020

Investment Income
Dividends (net of foreign taxes withheld of $1,414)	$516,821
Total investment income	516,821

Expenses
Advisory fees (Note 2)	594,063
Administration and accounting fees (Note 2)	51,594
Audit and tax service fees	32,884
Legal fees	27,102
Registration and filing fees	24,004
Transfer agent fees (Note 2)	21,929
Officer fees	19,372
Printing and shareholder reporting fees	12,796
Custodian fees (Note 2)	12,451
Director fees	10,870
Other expenses	11,198
Total expenses before waivers	818,263
Less: waivers (Note 2)	(75,685)
Net expenses after waivers	742,578
Net investment income/(loss)	(225,757)

Net Realized and Unrealized Gain/(Loss) from Investments
Net realized gain/(loss) from investments	378,756
Net change in unrealized appreciation/(depreciation) on investments	5,209,500
Net realized and unrealized gain/(loss) on investments	5,588,256
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,362,499

The accompanying notes are an integral part of the financial statements.
11

Bogle Investment Management
Small Cap Growth Fund

Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(225,757)	$(409,303)
Net realized gain/(loss) from investments	378,756	292,411
Net change in unrealized appreciation/(depreciation) on investments	5,209,500	(15,076,628)
Net increase/(decrease) in net assets resulting from operations	5,362,499	(15,193,520)

Dividends and Distributions to Shareholders:
Total distributable earnings	(208,711)	(9,977,095)
Net decrease in net assets from dividends and distributions to shareholders	(208,711)	(9,977,095)

Increase/(Decrease) in Net Assets Derived From Capital Share Transactions:
Proceeds from shares sold	486,094	1,103,223
Reinvestment of distributions	199,405	9,551,887
Distributions for shares redeemed	(18,031,798)	(12,761,667)
Net increase/(decrease) in net assets from capital share transactions	(17,346,299)	(2,106,557)
Total increase/(decrease) in net assets	(12,192,511)	(27,277,172)

Net Assets:
Beginning of period	69,301,707	96,578,879
End of period	$57,109,196	$69,301,707

Shares Transactions:
Shares sold	19,675	42,495
Shares reinvested	7,251	379,043
Shares redeemed	(698,757)	(469,806)
Net increase/(decrease) in shares outstanding	(671,831)	(48,268)

The accompanying notes are an integral part of the financial statements.
12

Bogle Investment Management
Small Cap Growth Fund

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$25.67	$35.14	$32.04	$27.00	$30.00
Net investment income/(loss)(1)	(0.10)	(0.15)	(0.19)	(0.18)	(0.13)
Net realized and unrealized gain/(loss) from investments	2.68	(5.55)	6.63	5.22	1.21
Net increase/(decrease) in net assets resulting from operations	2.58	(5.70)	6.44	5.04	1.08
Dividends and distributions to shareholders from:
Net realized capital gains	(0.09)	(3.77)	(3.34)	—	(4.08)
Total dividends and distributions to shareholders	(0.09)	(3.77)	(3.34)	—	(4.08)
Net asset value, end of period	$28.16	$25.67	$35.14	$32.04	$27.00
Total investment return(2)	10.04%	(16.02)%	21.77%	18.69%	4.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,109	$69,302	$96,579	$ 106,278	$57,180
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.25%	1.25%	1.27%	1.25%
Ratio of expenses to average net assets without waiver and reimbursements(3)	1.38%	1.37%	1.29%	1.37%	1.42%
Ratio of net investment income/(loss) to average net assets	(0.38)%	(0.53)%	(0.57)%	(0.61)%	(0.50)%
Portfolio turnover rate	302%	344%	349%	366%	380%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.
13

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements

August 31, 2020

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2020

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$55,522,473	$55,522,473	$—	$—
Short-Term Investments	1,550,319	1,550,319	—	—
Total Investments*	$57,072,792	$57,072,792	$—	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

15

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2020

Dividends And Distributions To Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Bogle Investment Management, L.P. (“Bogle” or the “Adviser”) serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the accompanying table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the accompanying table. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net total annual Fund operating expenses to exceed the Expense Cap: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020. The Fund will not pay the Adviser at a later time for any amounts the Adviser may waive and/or any amounts that the Adviser has assumed.

Advisory Fee	Expense Cap
1.00%	1.25%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

Gross Advisory Fees	Waivers	Net Advisory Fees
$594,063	$(75,685)	$518,378

16

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2020

Effective September 1, 2019, if at any time the Fund’s total annual Fund operating expenses (excluding certain items discussed above) for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement. As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

EXPIRATION
August 31, 2021	August 31, 2022	August 31, 2023	Total
$—	$—	$75,685	$75,685

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$175,632,420	$193,569,442

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

17

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Continued)

August 31, 2020

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$51,868,805	$8,550,255	$(3,346,268)	$5,203,987

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to tax equalization and PFICs, were reclassified among the following accounts:

DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
$(267)	$267

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

CAPITAL LOSS CARRYFORWARD	UNDISTRIBUTED ORDINARY INCOME	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Loss Deferral
$(16,658)	$21,046	$—	$5,203,987	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	Ordinary Income	LONG-TERM CAPITAL GAINS	Total
2020	$ —	$ 208,711	$ 208,711
2019	8,520,438	1,456,657	9,977,095

18

Bogle Investment Management
Small Cap Growth Fund

Notes To Financial Statements (Concluded)

August 31, 2020

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund had capital loss carryforwards of $16,658.

6. New Accounting Pronouncements and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurement. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

19

Bogle Investment Management
Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Bogle Investment Management Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Bogle Investment Management Small Cap Growth Fund (the “Fund”), a separately managed portfolio of The RBB Fund, Inc., as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 27, 2020

We have served as the auditor of one or more Bogle Investment Management, L.P. investment companies since 2000.

20

Bogle Investment Management
Small Cap Growth Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. During the fiscal year ended August 31, 2020, the following dividends and distributions were paid by the Fund:

Ordinary Income Dividend	Long-Term Capital Gain Dividends
$—	$208,711

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 0.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

Bogle Investment Management
Small Cap Growth Fund

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

Approval Of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Bogle with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Bogle with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Bogle. The Directors noted that the Fund had outperformed the Fund’s primary benchmark for the ten-year and since-inception periods ended March 31, 2020. The Directors also considered the Fund’s 3rd quintile ranking within its Lipper Performance Group for the one-year, three-year and four-year periods ended December 31, 2019.

22

Bogle Investment Management
Small Cap Growth Fund

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 3rd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group. In addition, the Directors noted that Bogle has contractually agreed to waive management fees and reimburse expenses through December 31, 2020 to the extent that total annual Fund operating expenses exceed 1.25% for the Fund.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2021.

23

Bogle Investment Management
Small Cap Growth Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

24

Bogle Investment Management
Small Cap Growth Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

25

Bogle Investment Management
Small Cap Growth Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

26

Bogle Investment Management
Small Cap Growth Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

27

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE Bogle Investment Management Small Cap Growth Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Bogle Investment Management Small Cap Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Bogle Investment Management Small Cap Growth Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (877) 264-5346 or go to www.boglefunds.com

28

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Bogle Investment Management Small Cap Growth Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Bogle Investment Management Small Cap Growth Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Bogle Investment Management Small Cap Growth Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

29

Bogle Investment Management
Small Cap Growth Fund

Privacy Notice (Concluded)

(Unaudited)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Bogle Investment Management, L.P.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    The Bogle Investment Management Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Bogle Investment Management Small Cap Growth Fund does not jointly market.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the Controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

30

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Investment Adviser
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

BOG-AR20

Boston Partners Investment Funds of The RBB Fund, Inc.

Annual Report

August 31, 2020

Boston Partners Small Cap Value Fund II

Boston Partners Long/Short Equity Fund

Boston Partners Long/Short Research Fund

Boston Partners All-Cap Value Fund

WPG Partners Small/Micro Cap Value Fund

Boston Partners Global Equity Fund

Boston Partners Global Long/Short Fund

Boston Partners Emerging Markets Dynamic Equity Fund (formerly Boston Partners Emerging Markets Long/Short Fund)

Boston Partners Emerging Markets Fund

Boston Partners Global Equity Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-261-4073.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-261-4073 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

If Rip Van Winkle awoke from a year-long sleep on August 31, 2020 and opened his 401K Statement for the period, he would have thought that the stock market had once again produced a year of superlative returns, with the S&P 500 Index posting a total return gain of +29.9% over the period. Little would he have known about the tumultuous events that shook many investors to the core during the course of the year.

In the real world, the performance of the S&P 500 Index over the fiscal year ended August 31, 2020 is best described by breaking the period into two sub-periods: pre-COVID and post-COVID. From August 30, 2019 to its initial peak on February 19, 2020, the S&P 500 Index gained +16.7%, benefitting from a combination of a dovish Federal Reserve (“Fed”) policy (the so-called “Powell Put”), upside earnings revisions and steady GDP growth.

The first recorded case of the 2019 novel coronavirus (“COVID-19”) in the United States was reported on January 20th, the first U.S. confirmed person-to-person transmission of COVID-19 occurred on January 30th and the first known U.S. death from COVID-19 occurred on February 6th. While new cases of the virus had begun to subside in China, outbreaks in the U.S. and other countries began to rocket higher. South Korea, which had reported 51 cases on February 19th, saw the number of those infected swell to 2,931 by the end of the month. Over the last seven trading days of February 2020, the S&P 500 Index dropped -12.8% from its February 19th peak, including a final week loss of -11.5% (its worst weekly performance since the Financial Crisis of 2008), as the U.S. officially entered into a recession.

As U.S. and global infections, hospitalizations and deaths continued to mount, the S&P 500 Index entered bear-market territory on March 12th, and by March 23rd had suffered a drawdown of nearly 34% from its peak to trough, with all eleven sectors comprising the index falling deep into “red” territory. Although still posting significant losses, large-cap lost less than small-cap stocks, growth bettered value, high quality beat low quality and the U.S. slightly outpaced both the MSCI EAFE Index and emerging markets. Outflows from equities were enormous, with bonds and money market instruments becoming the beneficiaries of inflows.

From there, an unprecedented amount of monetary and fiscal stimulus ensued, with the Fed expanding its balance sheet from $4.158 trillion on February 26th to $7.168 trillion by early June and cutting the Fed Funds rate from 1.5% in February to 0.0% by March. During March and April, the U.S. government passed three main relief packages and one supplemental one, totaling nearly $2.8 trillion.

Massive liquidity was the initial spark that led stocks to rally off the lows of March 2020. However, evidence of a potential “V-shaped” economic recovery also began to emerge, making the economic backdrop less of a hindrance and enabling the S&P 500 Index to string together five consecutive months of gains through August, returning +36.5% over the period and its best five-month gain since 1938. The rally was also supported by signs of progress towards a “CARES 2” act out of Congress, encouraging news regarding a coronavirus vaccine, a lower U.S. dollar value, a blowout second quarter 2020 earnings season and a dovish shift in Fed policy regarding inflation and employment targets.

Over the one-year period ended August 31, 2020, all sectors of the S&P 500 Index had gains, though Consumer Discretionary and Technology stocks stood out, returning +58.6% and +54.4% respectively. The FAANMG stocks (Facebook, Apple, Amazon, Netflix, Microsoft, Google) gained +68.4% on a capitalization-weighted basis during the same period, contributing 35% of the S&P 500 Index’s total return.

For the fiscal year ended August 31, 2020, return rankings were as follows: Large-cap beat small cap stocks (Russell 1000 Index: +22.5%; Russell 2000 Index: +6.0%), growth outpaced value (Russell 1000 Growth Index: +44.3%; Russell 1000 Value Index: +0.8%), the S&P 500 Index surpassed both the MSCI EAFE Index and emerging markets in dollar and local currency terms (MSCI EAFE Index: +6.6% $USD, +0.05% local; MSCI Emerging Markets (EM) Index: +14.9% $USD, +16.4% local) but in a reversal of the post-COVID-19 trend, low-quality beat high-quality stocks (Standard & Poor’s B+ or better: +4.3%; Standard & Poor’s B- or worse: +10.1%).

Looking Ahead

At its Jackson Hole Symposium that was held in August, the Fed unveiled the results of its Monetary Policy Framework Review, adopting “average inflation targeting”1 that will allow the economy to “run hot” during expansions. This plan aims for average inflation of 2% over an entire economic cycle, offsetting any prolonged periods of sub-2% inflation occurring during downturns. Fed Chairman Powell noted that a low unemployment rate would not be a governor on the Fed’s policy, effectively dispelling the former “Phillip’s Curve” guidepost of low unemployment being a trigger to higher inflation. This change should lead to a “lower for longer” interest rate environment that we believe would most likely be conducive to additional gains in equities and help justify elevated price/earnings ratios.

Negative real interest rates and an expanding budget deficit should continue to pressure the U.S. dollar’s value, which should be beneficial to multi-national corporations, and both developed and emerging market stocks. The creation of the European recovery fund and the upcoming issuance of joint pan-European bonds to fund the initiative could finally be a positive game-changer for the Eurozone.

While there are many open questions regarding the path to further progress for both the economy and the stock market, to quote former Secretary of Defense Donald Rumsfeld, the following three stand out as “known, unknowns”:

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BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY (CONCLUDED)

1)	Barring a school-opening-induced spike in COVID-19 cases that could shut down U.S. cities, counties or states, will the monetary and fiscal stimulus measures enacted to date be enough to sustain growth for the U.S. economy until a vaccine is available, or will additional measures be needed to circumvent the potential for a series of “aftershock” events that could lead to a “K”-shaped recovery, with segments of the economy doing well while others continue to suffer?
2)	If the Fed is successful in its efforts to spur an increase in inflation, will its bond purchases be sufficient to keep rates low, or will “bond market vigilantes” demand to be compensated with higher real rates, potentially reversing the price/earnings ratio expansion that has fueled this year’s bull market?
3)	Will further stock market appreciation require investor rotation into styles/sectors (Value, Financials) that have not enjoyed the level of investor enthusiasm that has driven the recent market rally’s winners (Growth, Tech)?

And lastly, during election years, the September/October period has historically been harsh to stocks returns. In fact, September has been the weakest month of the year over the last twenty years, and second only to October as the worst month of the year during election years, based on results dating back to 1950. On August 17th, the VIX Index of implied S&P 500 Index volatility hit a post-COVID-19 low of 21.4 and, as of month-end, had risen to 26.5 (a 24% increase). During the last election year that coincided with a recession (2008), the VIX Index had an average level of 45.7 during the September/October period.

Given the contentious nature of this year’s election, we would not be surprised to see the VIX Index gravitate higher.

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2020 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

[1]	Speech by Federal Reserve Chair Jerome H. Powell at an economic symposium in Jackson Hole, WY on August 27, 2020.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED)

Dear Shareholder,

In the first quarter of 2020, equity markets in the United States as measured by the S&P 500 Index suffered their worst quarter since the financial crisis in 2008, bringing the longest bull market in US history to an abrupt halt. Economic fallout from the coronavirus outbreak closed businesses and social distancing measures were implemented across the country. Small cap stocks struggled in this volatile environment, and the Russell 2000 Value Index was the poorest performing segment of the US economy during the first quarter, down over 35%. The S&P 500 Index rebounded in the second quarter of 2020 on investor optimism from state economies reopening across the country along with massive monetary and fiscal stimulus packages. The Russell 2000 Value Index also climbed, up 18.9% for the second quarter, followed by positive returns for July and August 2020.

For the one-year period ended August 31, 2020, the small cap value market as represented by the Russell 2000 Value Index (the “Index”) declined -6.14% as solid positive returns in 2019 were erased by the sharp decline in Q1 2020. The Boston Partners Small Cap Value Fund II (the “Fund”) returned -8.07% (net of fees) for the year, underperforming its benchmark Index. Stock selection for the strategy detracted from performance for the period, with the bulk of relative underperformance coming from the Financials sector. The Fund’s mortgage REIT positions detracted significantly in the first quarter, as turmoil hit the mortgage markets. Triggered by the pandemic, concerns about credit and liquidity pushed down mortgage bond prices and reduced the value of many mortgage REIT companies’ portfolios. Their lenders demanded more cash (margin) due to lower collateral values, which caused the companies to sell assets to raise cash and pressured their businesses. We sold the Fund’s holdings in MFA Financial when the company announced it could not meet margin calls. A bit belatedly, the Federal Reserve stepped in to stabilize the mortgage market. Also detracting on a relative basis were the Fund’s positions within the Consumer Discretionary and Health Care sectors. Though the Fund’s positions in both sectors outperformed the small cap value market generally, they lagged the performance of the Consumer Discretionary and Health Care sector stocks included in the Index. Within the Discretionary sector, the Fund’s holdings were based on attractive valuation, along with fundamentals that we believed could weather a difficult period as well as profit when the environment improved. With the market’s quick turnaround starting in late March, however, some of the stocks that we believed were most at risk surged, including hotels, restaurants and leisure stocks. We believed an economic rebound would be bumpy and it remains unclear whether many companies will meet expectations set by their recent prices.

On the positive side, sector allocation added to relative performance across almost all sectors. Underweights to the Real Estate and Utilities sectors added value for the Fund, as these sectors declined over -17% for the one-year period ended August 31, 2020. We continued to find opportunities elsewhere, particularly during this volatile time, in quality companies that had more attractive valuations coupled with better return outlooks. This led to overweights to sectors such as Consumer Discretionary, Information Technology and Health Care, all up over 18% for the period, which added to relative performance.

Top Ten Positions (as of 8/31/20)	% of Net Assets
Graphic Packaging Holding Co.	2.7%
Lithia Motors, Inc., Class A	2.4%
SYNNEX Corp.	2.2%
Change Healthcare, Inc.	2.1%
National General Holdings Corp.	2.0%
ABM Industries, Inc.	1.8%
Valvoline, Inc.	1.8%
SLM Corp.	1.6%
Walker & Dunlop, Inc.	1.6%
Energizer Holdings, Inc.	1.6%

Portfolio Review (as of 8/31/20)
P/E: Price/Earnings:	13.1	x
P/B: Price/Book:	1.5	x
Holdings:	145
Weighted Average Market Capitalization (millions):	$3,037
ROE: Return on Equity:	8.5%
OROA: Operating Return on Operating Assets:	62.9%

Portfolio holdings are subject to change at any time.

Small cap companies are those with a market capitalization similar to the Russell 2000® Index. These companies tend to be more volatile, less liquid, not as diversified in their business activities as companies with market capitalizations greater than the market capitalization of companies in the Russell 2000® Index, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause uncertainty in determining valuation. As a result, an investment in Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

Despite the volatility of 2020, the Fund has continued to exhibit attractive valuation, solid fundamentals and respectable business momentum relative to the Index. We have taken advantage of the changing environment to purchase high-quality names that are typically unavailable to the Fund due to size or valuations, which we believe have better balance sheets and geographic diversity. While investors are looking out to 2021 or beyond for company earnings to ‘normalize’, we are following the same philosophy and process that supported the Fund coming out of the financial crisis of 2008 and the internet bubble of the late 1990’s. As always, we continue to structure the Fund with better than market valuation, strong fundamentals and positive business momentum, which has provided outperformance since the fund inception.

Sincerely,

David Dabora, CFA
Portfolio Manager, Boston Partners Small Cap Value Fund II

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2020

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Institutional Class	–7.88%	3.44%	9.33%	1.17%	1.10%
Russell 2000® Value Index	–6.14%	4.37%	8.71%	n/a	n/a
Russell 2000® Index(1)	6.02%	7.65%	11.53%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Effective as of June 1, 2020 the Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.99% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.99%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board of Directors” or the “Board”). Prior to June 1, 2020, the Fund’s contractual expense cap with respect to Institutional Class shares was 1.10%. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.99% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2020

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Investor Class	–8.07%	3.18%	9.05%	1.42%	1.35%
Russell 2000® Value Index	–6.14%	4.37%	8.71%	n/a	n/a
Russell 2000® Index(1)	6.02%	7.65%	11.53%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Effective as of June 1, 2020, the Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.24% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.24%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. Prior to June 1, 2020, the Fund’s contractual expense cap with respect to Investor Class shares was 1.35%. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.24% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Long/Short Equity Fund (the “Fund”) - Institutional Class shares returned -5.78% net of fees while averaging 54% net long exposure for the fiscal year ended August 31, 2020. This compares to the 21.94% return posted by the S&P 500 Index during the same period.

The fiscal year was marked by erratic stock market performance, as the S&P 500 Index plummeted as the spread of the coronavirus identified as COVID-19 wreaked personal, economic, and financial havoc globally. The S&P 500 Index’s historically quick decline was soon followed by a similarly rapid advance. While the market was extraordinarily volatile, the performance of certain investment factors was somewhat consistent in that the companies with the most expensive valuations and best revenue growth led the market during both the drawdown and recovery, an extremely rare feat. In the end, we observed the amplification of recent years’ trends, as investors seemingly disregarded valuations and continued to favor stocks with high revenue growth, good price momentum, and expensive valuations. As a result, growth continued its dominance over value, as the Russell 3000 Growth Index returned 42.59% while the Russell 3000 Value Index returned 0.39% for the fiscal year. This was a “gale force headwind” for our value-oriented approach, as the most expensive cohort of the S&P 500 Index drove the Index’s return.

The Fund’s long holdings rose in price approximately 6.33%, with the Fund’s low price-to-earnings tilt relative to the S&P 500 Index (owning inexpensive, not owning expensive stocks) being the primary driver of long underperformance relative to the S&P 500 Index. Technology, Industrials and Consumer Discretionary holdings were the top sector contributors during the year. Electronics and technology hardware holdings soared higher in price amid an improving demand backdrop. Industrials gains were driven by housing-related stocks, as housing demand soared higher amidst the COVID-19 pandemic. Consumer Discretionary gains were primarily driven by non-US e-commerce positions, as we are finding better valuations in the space outside of the US.

The Fund’s short holdings rose in price approximately 71.07% and detracted from Fund performance, though losses were mitigated due to cutting short exposure roughly in half ahead of the market’s strong recovery in Q2 2020. Losses were most pronounced in the Technology, Consumer Discretionary, and Communication Services sectors. Small- to mid-cap ’software as a service’ companies within the Technology sector soared higher in price during the year. Within the Consumer Discretionary sector, auto-related and e-commerce shorts detracted from results. Communication Services sector shorts were aided by the nature of the pandemic, though prospectively we believe many of these holdings are poised to revert to mean prices from statistically exorbitant valuations.

The Fund began the period with 45% net long exposure and ended the fiscal year with 68% net long exposure, with the reduction being primarily a result of covering short holdings amid the market’s downturn early in the calendar year. The Fund ended the fiscal year with largest long exposures to the Technology, Health Care and Financials sectors and largest short exposures to the Technology, Health Care and Consumer Discretionary sectors.

Top Ten Positions (as of 8/31/20)	% of Net Assets
Facebook, Inc., Class A			2.6%
Citigroup, Inc.			1.8%
BMC Stock Holdings, Inc.			1.8%
Novartis AG - SP ADR			1.6%
Alibaba Group Holding Ltd. - SP ADR			1.4%
Johnson & Johnson			1.3%
Pfizer, Inc.			1.3%
Berkshire Hathaway, Inc., Class B			1.2%
Cigna Corp.			1.2%
Berry Global Group, Inc.			1.2%

Portfolio Review (as of 8/31/20)	Long		Short
P/E: Price/Earnings:	15.2	x	60.3	x
P/B: Price/Book:	1.6	x	11.0	x
Holdings:	133		65
Weighted Average Market Capitalization (millions):	$75,125		$21,944
ROE: Return on Equity:	15.0%		–18.6%
OROA: Operating Return on Operating Assets:	53.1%		24.4%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Equity Fund may be more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, there is the risk that the portfolio managers may make more poor investment decisions than those of a fund with only a long portfolio. The Fund may have a high portfolio turnover rate that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid- capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”), may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. An investment in the Fund should be part of a carefully diversified portfolio.

We have for several years held the view that the US equity market needed to break out of the status quo that significantly favored growth over value investments since 2017 - a flattening yield curve and sluggish yet positive growth. We are now clearly out of what was commonly described as the “Goldilocks” economy, having gone through a recession with a recovery now seemingly underway. From a starting point of historically wide valuation spreads (the price-to-earnings multiple differential between cheap and expensive stocks), historically low interest rates (a negative real U.S. 10-year Treasury yield!) and trillions of dollars of fiscal and monetary stimulus resulting in 25% year-over-year growth in M2 money supply (a post WWII record), we believe the prospects for value investing are quite bright. Despite the skeptics - growing more numerous by the day - we believe value is not dead by any means, as value investing relies upon a recurring pattern of human behavior as old as time: as investors repeatedly become too optimistic about one cohort of stocks and too pessimistic toward another; once these preferences reach an extreme, value is probabilistically advantaged. We continue to steadfastly imple-

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED) (CONTINUED)

ment our investment approach and, as the late Winston Churchill once famously said, “take refuge under the impenetrable arch of probability.”

We continue to focus our efforts on purchasing shares of only those companies we deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three-circle framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Pat Regan, CFA and Robert Jones, CFA
Portfolio Managers for the Boston Partners Long/
Short Equity Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Institutional Class	–5.78%	0.99%	5.40%	2.68%	2.18%
S&P 500® Index	21.94%	14.46%	15.16%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Effective as of February 28, 2020, the Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class exceeds 1.96% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.96%. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. Prior to February 28, 2020, the Fund's contractual expense cap with respect to Institutional Class shares was 2.50%. If at any time the Fund's total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.96% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Investor Class	–5.99%	0.75%	5.15%	2.93%	2.43%
S&P 500® Index	21.94%	14.46%	15.16%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Effective as of February 28, 2020, the Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.21% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.21%. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. Prior to February 28, 2020, the Fund's contractual expense cap with respect to Investor Class shares was 2.75%. If at any time the Fund's total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.21% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2020  |  9

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Long/Short Research Fund (“Fund”) -Institutional Class shares returned -10.13% net of fees while averaging 47% net long exposure for the fiscal year ended August 31, 2020. This compares to the 21.94% return posted by the S&P 500 Index during the same period.

The fiscal year was marked by erratic stock market performance, as the S&P 500 Index plummeted as the spread of the coronavirus identified as COVID-19 wreaked personal, economic, and financial havoc globally. The S&P 500 Index’s historically quick decline was soon followed by a similarly rapid advance. While the market was extraordinarily volatile, the performance of certain investment factors was somewhat consistent in that the companies with the most expensive valuations and best revenue growth led the market during both the drawdown and recovery, an extremely rare feat. In the end, we observed the amplification of recent years’ trends, as investors seemingly disregarded valuations and continued to favor stocks with high revenue growth, good price momentum, and expensive valuations. As a result, growth continued its dominance over value, as the Russell 3000 Growth Index returned 42.59% while the Russell 3000 Value Index returned 0.39% for the fiscal year. This was a “gale force headwind” for our value-oriented approach, as the most expensive cohort of the S&P 500 Index drove the Index’s return.

The Fund’s long holdings rose in price approximately 4.85% during the fiscal year. Top contributors included holdings in the Technology, Industrials and Health Care sectors. Technology gains were driven by semiconductors and semiconductor manufacturing equipment holdings on strengthening demand from a variety of end markets. Industrials gains came primarily from railroads and machinery where business momentum strongly improved over the final several months of the period. Managed care and pharmaceutical holdings within the Health Care sector also benefitted from a combination of improving business momentum as well as receding regulatory risk.

The Fund’s short holdings were up in price approximately 32.05% and detracted from Fund returns. We aim to short expensive stocks with earnings risk and weak profitability, and as previously mentioned, many stocks with more expensive price-to-earnings ratios soared higher in price during the year. Technology, Consumer Discretionary, and Industrials sector shorts were the top detractors. Within the Technology sector, high revenue growth - yet in most cases profitless - software stocks moved higher primarily due to price-to-sales multiple expansion during the year. Auto-related and e-commerce shorts in the Consumer Discretionary sector detracted from performance. Lastly, machinery and housing-related shorts in the Industrials sector rose in price primarily during the post-March recovery and detracted from Fund returns.

The Fund began the period with 47% net long exposure and ended with 50% net long exposure, an increase attributable to covering several shorts during the fiscal year. At the end of the period, the largest exposures in the long portfolio resided in the Finance, Technology, and Industrials sectors, while largest short exposures were in the Finance, Consumer Discretionary, and Technology sectors. We continue to favor large-cap stocks on

Top Ten Positions (as of 8/31/20)	% of Net Assets
Alphabet, Inc., Class A	3.3%
Facebook, Inc., Class A	2.2%
Alphabet, Inc., Class C	1.6%
Microsoft Corp.	1.5%
Samsung Electronics Co., Ltd.	1.3%
Coca-Cola European Partners PLC	1.3%
Ameriprise Financial, Inc.	1.1%
Philip Morris International, Inc.	1.1%
Bank of America Corp.	1.1%
Nomad Foods Ltd.	1.1%

Portfolio Review (as of 8/31/20)	Long		Short
P/E: Price/Earnings:	17.2	x	22.8	x
P/B: Price/Book:	1.9	x	2.0	x
Holdings:	198		145
Weighted Average Market Capitalization (millions):	$119,482		$34,004
ROE: Return on Equity:	19.7%		3.0%
OROA: Operating Return on Operating Assets:	68.2%		19.1%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Research Fund may be more volatile and risky than some other forms of investments. Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

the long side and small- to mid-cap stocks on the short side of the Fund’s portfolio.

We have for several years held the view that the US equity market needed to break out of the status quo that significantly favored growth over value investments since 2017 - a flattening yield curve and sluggish yet positive growth. We are now clearly out of what was commonly described as the “Goldilocks” economy, having gone through a recession with a recovery now seemingly underway. From a starting point of historically wide valuation spreads (the price-to-earnings multiple differential between cheap and expensive stocks), historically low interest rates (a negative real U.S. 10-year Treasury yield!) and trillions of dollars of fiscal and monetary stimulus resulting in 25% year-over-year growth in

10  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONTINUED)

M2 money supply (a post WWII record), we believe the prospects for value investing are quite bright. Despite the skeptics - growing more numerous by the day - we believe value is not dead by any means, as value investing relies upon a recurring pattern of human behavior as old as time, as investors repeatedly become too optimistic about one cohort of stocks and too pessimistic toward another; once these preferences reach an extreme, value is probabilistically advantaged. We continue to steadfastly implement our investment approach and, as the late Winston Churchill once famously said, “take refuge under the impenetrable arch of probability.”

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three-circle framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Portfolio Managers for the Boston Partners Long/Short Research Fund

Annual Report 2020  |  11

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Long/Short Research Fund
Institutional Class(1)	–10.13%	–0.39%	n/a	4.48%		2.15%	2.15%
S&P 500 Index	21.94%	14.46%	n/a	14.31	%(2)	n/a	n/a

[1]	Inception date of the class was September 30, 2010.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least February 28, 2021 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

12  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Long/Short Research Fund
Investor Class(1)	–10.32%	-0.61%	n/a	3.89%		2.40%	2.40%
S&P 500® Index	21.94%	14.46%	n/a	14.06	%(2)	n/a	n/a

[1]	Inception date of the class was November 29, 2010.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least February 28, 2021 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

Annual Report 2020  |  13

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners All-Cap Value Fund - Institutional Class (“Fund”) outperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2020. The Fund generated a net return of 0.84% for its Institutional Class shares during the past year, versus its Benchmark’s return of 0.39%.

During the fiscal year ended August 31, 2020, allocation effects in the Health Care, Information Technology, and Real Estate sectors were the primary drivers of the Fund’s outperformance. Relative to the Benchmark, our overweight positioning in Health Care and Technology was beneficial, as these sectors led the market through the COVID-19 induced sell-off and subsequent rebound. Similarly, our underweight positioning to the Real Estate sector proved beneficial. The Fund had little to no exposure to this high-yielding, expensive, and defensive sector. Sector positioning is entirely a result of our bottom-up stock selection process of finding inexpensive, high quality investments with improving business momentum. Stock selection in the Consumer Discretionary and Communication Services sectors also benefitted relative Fund performance. In the Consumer Discretionary sector, appliance manufacturer Whirlpool and home-builder NVR benefitted from strengthening sales due to a stronger-than-anticipated housing market supported by record low mortgage rates. Similarly, our video game holdings Activision Blizzard, NetEase and Electronic Arts in the Communication Services sector performed well, as entertainment consumption shifted abruptly from travel and restaurants to at-home activities in the first half of the 2020.

Stock selection in the Financials sector was the primary detractor from relative performance in the year. Our preference for low valuation companies impacted our performance, as more expensive stocks outperformed. The insurance industry was the segment of the Financials sector that was impacted the most during the year, as it sold off in March and did not recover fully along with the overall market. The Fund’s investment in insurer AIG detracted as investors became concerned that reinsurance claims for business interruption insurance would increase rapidly, and the company had a more leveraged balance sheet than some of its competitors. Other property and casualty insurers held in the Fund’s portfolio, including Alleghany and Loews, also underperformed during the year due to higher-than-expected claims. We continue to hold Alleghany and Loews for their good fundamentals and attractive valuation.

During the period, we bought and sold companies when opportunities that fit our three-circle criteria presented themselves or if our sell discipline triggered. In the Consumer Discretionary sector, we added Harley-Davidson, which is a strong cash generator with disciplined capital allocation that we believe is positioned to gain market share after a successful remerchandising of their product line. We also added high quality auto parts companies LKQ and Gentex, which should benefit from improving consumer spending once the US economy re-opens. We reduced our exposure to the Financials sector by eliminating our positions in life insurers MetLife and Prudential, and in consumer credit company Capital One. While attractively priced, uncertain credit quality and low rates will likely pressure Capital One’s near-term business

Top Ten Positions (as of 8/31/20)	% of Net Assets
Bank of America Corp.	2.3%
Pfizer, Inc.	2.0%
Johnson & Johnson	2.0%
Medtronic PLC	2.0%
Qorvo, Inc.	1.9%
JPMorgan Chase & Co.	1.8%
Citigroup, Inc.	1.8%
Novartis AG - SP ADR	1.6%
UnitedHealth Group, Inc.	1.5%
Oracle Corp.	1.5%

Portfolio Review (as of 8/31/20)
P/E: Price/Earnings:	17.1	x
P/B: Price/Book:	2.0	x
Holdings:	149
Weighted Average Market Capitalization (millions):	$89,294
ROE: Return on Equity:	16.5%
OROA: Operating Return on Operating Assets:	62.4%

Portfolio holdings are subject to change at any time.

The Boston Partners All-Cap Value Fund may invest small cap companies. These companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. Options (a type of derivative) can be highly volatile and their use can result in loss if the portfolio manager is incorrect in its expectation of price fluctuations. All of these factors may cause greater volatility and less liquidity. An investment in the Fund should be part of a carefully diversified portfolio.

momentum and valuation. In the Communication Services sector, we trimmed positions in outperforming companies Activision and Microsoft, as they are approaching our price targets, while adding T-Mobile to the portfolio as the company is gaining market share and rationalizing costs in the wireless business. Over the past year, we have increased our exposure to the Industrials and Consumer Discretionary sectors and reduced our weighting to the Financials and Energy sectors. Looking ahead, we will continue to invest your Fund on a stock-by-stock basis within our three-circle framework of attractive valuation, sound fundamentals and a catalyst for improvement. We believe that the Fund’s valuation edge and quality advantage over the Benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing on your Fund’s behalf.

Sincerely,

Duilio Ramallo, CFA
Portfolio Manager for the Boston Partners All-Cap Value Fund

14  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2020

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Institutional Class	0.84%	7.00%	11.43%	0.83%	0.80%
Russell 3000® Value Index	0.39%	7.33%	10.89%	n/a	n/a
Russell 3000® Index(1)	21.44%	13.86%	14.94%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.80% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2020  |  15

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2020

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Investor Class	0.59%	6.73%	11.17%	1.08%	1.05%
Russell 3000® Value Index	0.39%	7.33%	10.89%	n/a	n/a
Russell 3000® Index(1)	21.44%	13.86%	14.94%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.05% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

16  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (UNAUDITED)

Dear Shareholder,

The fiscal year ended August 31, 2020 was one of the most volatile periods in stock market history. Despite data suggesting that small businesses and non-technology industries were accelerating their cash flows, large cap technology stocks outperformed in the second half of 2019. This outperformance continued despite warning signs that the market was verging on a once-in-a-generation, multi-year rotation away from a preference for “growth” into one for “value”. Below is a recap of the past year’s events, how we navigated the turmoil, and where we think we go from here.

Geopolitical tensions between US and China began to abate when the Phase 1 trade deal was signed in January 2020, just as the US industrial economy began accelerating and on-shoring momentum started to build. We began tracking COVID-19 in mid-January and learned of its unique characteristics then. We positioned the WPG Partners Small/Micro Cap Value Fund (the “Fund”) defensively, adding exposure to recession-resistant companies (e.g., Government Services), and reduced exposure to industries over-exposed to pandemic-related recessions (e.g., Travel/Leisure, Oil/Gas). Further complicating the picture in the first week March, OPEC+ (a larger version of the Organization of Petroleum Exporting Countries) decided to disband, leading WTI crude oil prices to trade from the high $50s down to $20s per barrel, wreaking havoc on the industrial economy just as the impact from COVID-19 was gaining attention in Europe, and then the US.

The market draw down was steep and swift. We are proud of our ability to produce outperformance as active managers during and after the drawdown (during the period from February 20, 2020 to June 30, 2020, our internal analysis estimates that SCV outperformed the benchmark by ~311bps). The fiscal and monetary response to the pandemic, both in terms of speed and quantity, was unparalleled in history. The Federal Reserve’s balance sheet increased by approximately $3 trillion. These measures eased liquidity concerns and immediately calmed the debt markets. The US government passed legislation for roughly $3 trillion of fiscal stimulus, the majority of which focused on quickly distributing money directly to small businesses and consumers via regional banks and the US Department of Treasury. The speed at which these initiatives were undertaken cannot be understated. The pandemic also brought changes to lifestyle. “Work-from-home” became an undeniable trend. Other changes drove shifts in where and when people spend money. These evolutions in consumer behavior spawned an intense focus on technology stocks, which gained momentum as retail investors have become a larger part of the active daily volume. The Nasdaq Index’s peak-to-trough decline was approximately 27%, then the Index appreciated 78% off of March lows to reach all-time highs. At August 31, 2020, the Nasdaq Index sits at about 30% above its pre-COVID-19 levels. This compares to the Russell 2000 Value Index, which is still 18% below its 2020 highs, and 25% below its 2018 highs as of August 31, 2020. When compared to other asset bubbles, technology stocks appear to be the priciest asset class in history.

The valuation disparities are at extreme levels. “Value” compared to “Growth” returns are at historic lows, regardless of analysis duration. The world has decided that revenue growth is

Top Ten Positions (as of 8/31/20)	% of Net Assets
Popular, Inc.	2.3%
Essent Group Ltd.	2.1%
UMH Properties, Inc.	2.0%
Fresh Del Monte Produce, Inc.	2.0%
Magnolia Oil & Gas Corp., Class A	2.0%
Webster Financial Corp.	1.9%
HomeStreet, Inc.	1.9%
BJ’s Restaurants, Inc.	1.9%
KBR, Inc.	1.8%
Realogy Holdings Corp.	1.7%

Portfolio Review (as of 8/31/20)
P/E: Price/Earnings:	13.1	x
P/B: Price/Book:	1.1	x
Holdings:	102
Weighted Average Market Capitalization (millions):	$1,799
ROE: Return on Equity:	0.5%
OROA: Operating Return on Operating Assets:	11.5%

Portfolio holdings are subject to change at any time.

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Small/ Micro Cap Value Fund’s value and return. Investments in REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The effective price paid for a right or warrant may exceed the value of the subscribed security’s market price. Investments made in small or micro-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small and micro-caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. An investment in the Fund should be part of a carefully diversified portfolio.

the only metric that matters in a lower-for-longer interest rate environment. But we see green shoots that give us confidence in our strategy. Many underlying drivers of the economy suggest the US industrial complex remains healthier than overall perception. Labor productivity continues to strengthen since 2011, and reached +7% quarter-over-quarter in 2Q 2020. Productivity is an important leading indicator of economic growth, and often presages employment gains, a widely misunderstood fact. We believe that consumer balance sheets are the healthiest that they have ever been. Stimulus measures, coupled with an uptick in savings rates for Q2, created a “V” recovery and positioned consumer spending for growth, even as increased unemployment benefits tapered off. The canary in the coal mine is US capex spending. We believe that Q3 capex spending is set to increase +15% on an annualized rate from the second quarter into the second half of 2020 as estimated by Cornerstone Macro[

For the 2020 fiscal year, the vast majority of the Fund’s under-performance can again be attributed to an overweight in the Energy sector. The Energy sector was down over 36% in the fiscal year, on top of an almost 60% drawdown in the previous fiscal year. Encouragingly, Fund performance since the COVID-19 pandemic began has been strong, as our active management

Annual Report 2020  |  17

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (UNAUDITED) (CONTINUED)

style has led to outperformance against the Fund’s benchmark index, the Russell 2000 Value Index, for the period from February 20, 2020 to June 30, 2020. Being contrarian thinkers is more important than ever. We think a focus on active investing will not only limit damage from the fallout should technology stocks cool off, but position our capital to potentially take advantage of the pending re-acceleration of the US small business economy we expect. We are methodically shifting away from defensive into cyclical positions as we continue to see evidence of a recovery.

Sincerely,

Richard Shuster, CFA
Portfolio Manager, Boston Partners WPG Small/Micro Cap Value Fund

18  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
WPG Partners Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
WPG Partners Small/Micro Cap Value Fund
Institutional Class	–8.92%	–1.43%	4.45%	1.23%	1.10%
Russell 2000® Value Index	–6.14%	4.37%	8.71%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2020  |  19

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (UNAUDITED)

Dear Shareholder,

Global Value stocks continued to underperform global growth stocks during the trailing year ended August 31, 2020. For the period, the MSCI World Growth Index rose 36.08% and the MSCI World Value Index declined by 1.60%. Over the same period, the Boston Partners Global Equity Fund (the “Fund”) declined by 3.40%, underperforming the MSCI World Index - Net Return (the “Benchmark”), which rose by 16.79%. The Fund’s underperfor-mance was mostly due to the emphasis on valuation in our three-circle framework.

Stock selection within the Information Technology, Financials, Health Care, Energy, Consumer Discretionary, and Communication sectors was the largest detractor from relative performance. In technology, the Fund did not own Apple Inc., which was the largest constituent in the Benchmark. Other notable detractors from performance within the Technology sector included the Fund’s underweight position in Microsoft Corp. and having no weight in Benchmark constituents NVIDIA Corp., PayPal Holdings, and Adobe Inc. All of these stocks traded at valuation multiples in excess of our value discipline.

In the Financials sector, the Fund’s bank holdings underper-formed the broader market as interest rates declined and economic activity slowed. Insurance stocks also lagged the market during the year, driven by both concerns about potential COVID-19 related claims and indiscriminate regulatory constraints on capital return policies. Large individual detractors from performance held by the Fund within the Financials sector included BNP Paribas, Citigroup Inc., and American Express Company.

Overweight positions in health care providers & services stocks were among the larger detractors from Fund performance within the Health Care sector. The industry lagged the Health Care sector as sentiment favored biotech and life sciences stocks, which were generally expensive but did well on the hope that one of these companies would participate in a cure for COVID-19. Fund positions in Merck & Co. and Novartis also detracted from relative performance.

Energy was the worst-performing sector within the Benchmark over the trailing year. Shares of Energy sector stocks were hurt by the slump in demand resulting from the pandemic, and threats of oversupply stemming from disagreements between the Organization of Petroleum Exporting Countries and Russia. Marathon Petroleum, which was the Fund’s largest energy holding before the COVID-19 crisis unfolded, was also the largest detractor from relative performance. A position in Tullow Oil plc also hurt performance. Shares slumped after the company reduced its production outlook following operational problems late last year. The position was subsequently closed.

Similar to the Fund’s positioning in the Information Technology sector, the Fund was also underweight expensive US technology-related stocks in the Consumer Discretionary and Consumer Staples sectors. In these sectors, not holding Benchmark constituents Amazon.com, Tesla Inc., and Facebook Inc. were the largest detractors.

The entire investment team at Boston Partners is relentlessly searching for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improv-

Top Ten Positions (as of 8/31/20)	% of Net Assets
Sony Corp.	2.3%
Capgemini SA	2.1%
DuPont de Nemours, Inc.	1.9%
Cigna Corp.	1.8%
Owens Corning	1.6%
CVS Health Corp.	1.6%
Siemens AG	1.6%
Vistra Energy Corp.	1.5%
Novartis AG	1.5%
CRH PLC	1.5%

Portfolio Review (as of 8/31/20)
P/E: Price/Earnings:	14.7	x
P/B: Price/Book:	1.4	x
Holdings:	120
Weighted Average Market Capitalization (millions):	$55,988
ROE: Return on Equity:	13.8%
OROA: Operating Return on Operating Assets:	33.6%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the- counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

ing business momentum and catalysts to help drive their stock prices higher. This is a repeatable process that we have honed for nearly three decades, and our team is well suited to navigate this tricky time by focusing on securities from the bottom up, rather than getting bogged down in a relentless torrent of macro and political news flow. The global economy will most likely trough in 2020 and we expect a steady cyclical recovery over the next few years. Historically, environments like these have been very good windows for value investing, as more economically sensitive companies have outperformed growth favorites. And when one considers that the starting point is exceptional, with valuation spreads at extreme levels, it is hard not to be optimistic about the future and how our Fund is positioned today.

Sincerely,

Christopher K. Hart, CFA
Senior Portfolio Manager for the Boston Partners
Global Equity Fund

20  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Equity Fund
Institutional Class(1)	–3.40%	3.49%	n/a	7.70%		1.04%	0.95%
MSCI World Index – Net Return	16.79%	10.42%	n/a	10.97	%(2)	n/a	n/a
[1] Inception date of the fund was December 30, 2011.
[2] Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2020  |  21

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Global Long/Short Fund (“Fund”) -Institutional Class shares returned -8.30% net of fees while averaging 49% net long exposure for the fiscal year ended August 31, 2020. This compares to the 16.79% return posted by the MSCI World NR Index during the same period.

The fiscal year was marked by erratic stock market performance, as the MSCI World NR Index plummeted as the spread of the coronavirus identified as COVID-19 wreaked personal, economic, and financial havoc globally. The MSCI World NR Index’s historically quick decline was soon followed by a similarly rapid advance. While the market was extraordinarily volatile, the performance of certain investment factors was somewhat consistent in that the companies with the most expensive valuations and best revenue growth led the market during both the drawdown and recovery, an extremely rare feat. In the end, we observed the amplification of recent years’ trends, as investors seemingly disregarded valuations and continued to favor stocks with high revenue growth, good price momentum, and expensive valuations. As a result, growth continued its dominance over value, as the MSCI World Growth NR Index returned 36.08% while the MSCI World Value NR Index returned -1.60% for the fiscal year. This was a “gale force headwind” for our value-oriented approach, as the most expensive cohort of the MSCI World NR Index drove the Index’s return.

The Fund’s long holdings were up approximately 2.45%, with the Fund’s low price-to-earnings tilt relative to the MSCI World NR Index (owning inexpensive instead of expensive stocks) being the primary driver of long underperformance. Top long contributors included Technology and Consumer Discretionary sector holdings, while Financials was the top sector detractor. Technology hardware, including semiconductors as well as IT services holdings, exhibited very strong performance on the back of improving demand over the final several months of the fiscal year. Housing-related holdings and non-US e-commerce positions also strongly aided performance within the Consumer Discretionary sector. Financials sector holdings detracted, as banks and insurance holdings saw momentum sharply weaken due to the pandemic and consequent elevated charge-offs and loan loss and claim provisioning.

The Fund’s short holdings rose in price approximately 30.34% and detracted from Fund returns. Top detractors included Consumer Discretionary, Technology, and Industrials sector shorts. Auto-related and e-commerce shorts detracted within the Consumer Discretionary sector. Small- to mid-cap ’software as a service’ shorts soared higher in price during the period, as investors favored revenue growth regardless of profitability; this group ended the period trading at what we view as extremely high price-to-sales valuations. Lastly, housing-related shorts within the Industrials sector detracted, as the group benefitted from a high beta rally and strong housing data subsequent to the market trough in late March.

The Fund began the period with 43% net long exposure and ended with 54% net long exposure, an increase attributable to covering short positions amid the market decline in early 2020. At the end of the period, the largest exposures in the long portfolio resided in the Financials, Technology, and Industrials sectors, while largest short exposures were in the Technology,

Top Ten Positions (as of 8/31/20)	% of Net Assets
Microsoft Corp.	3.4%
JPMorgan Chase & Co.	2.5%
Sony Corp.	2.4%
BNP Paribas SA	2.0%
Alibaba Group Holding Ltd. - SP ADR	1.9%
Vistra Energy Corp.	1.8%
UBS Group AG	1.8%
Alphabet, Inc., Class C	1.7%
Sanofi	1.7%
Tesco PLC	1.7%

Portfolio Review (as of 8/31/20)	Long	Short
P/E: Price/Earnings:	14.0	x	32.9	x
P/B: Price/Book:	1.4	x	2.5	x
Holdings:	108	90
Weighted Average Market Capitalization (millions):	$130,417	$26,314
ROE: Return on Equity:	14.9%	4.4%
OROA: Operating Return on Operating Assets:	35.8%	8.9%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

Industrials and Consumer Discretionary sectors. We continue to favor large-cap stocks on the long side and small- to mid-cap stocks on the short side of the Fund’s portfolio.

We have for several years held the view that the US equity market needed to break out of the status quo that significantly favored growth over value investments since 2017 - a flattening yield curve and sluggish yet positive growth. We are now clearly out of what was commonly described as the “Goldilocks” economy, having gone through a recession with a recovery now seemingly underway. From a starting point of historically wide valuation spreads (the price-to-earnings multiple differential between cheap and expensive stocks), historically low interest rates (a negative real U.S. 10-year Treasury yield!) and trillions of dollars of fiscal and monetary stimulus resulting in 25% year-over-year growth in

22  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONTINUED)

M2 money supply (a post WWII record), we believe the prospects for value investing are quite bright. Despite the skeptics - growing more numerous by the day - we believe value is not dead by any means, as value investing relies upon a recurring pattern of human behavior as old as time: as investors repeatedly become too optimistic about one cohort of stocks and too pessimistic toward another; once these preferences reach an extreme, value is probabilistically advantaged. We continue to steadfastly implement our investment approach and, as the late Winston Churchill once famously said, “take refuge under the impenetrable arch of probability.”

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three-circle framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Christopher K. Hart, CFA, Joshua Jones, CFA
and Joshua White, CFA
Portfolio Managers for the Boston Partners Global
Long/Short Fund

Annual Report 2020  |  23

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Institutional Class(1)	–8.30%	–0.87%	n/a	0.15%		2.48%	2.48%
MSCI World Index – Net Return	16.79%	10.42%	n/a	8.10	%(2)	n/a	n/a

[1]	Inception date of the class was December 31, 2013.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

24  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Investor Class(1)	–8.55%	–1.10%	n/a	0.13%		2.73%	2.73%
MSCI World Index – Net Return	16.79%	10.42%	n/a	8.60	%(2)	n/a	n/a

[1]	Inception date of the class was April 11, 2014.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2020  |  25

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND) (UNAUDITED)

Dear Shareholder,

The Boston Partners Emerging Markets Dynamic Equity Fund (formerly, the Boston Partners Emerging Markets Long/Short Fund (the “Fund”)) returned 9.75% (net of fees) for the trailing year ended August 31, 2020, capturing 67% of the MSCI Emerging Markets (Net) Index’s 14.49% return, while averaging a 55% net-long exposure. The Fund outperformed the blended 50% MSCI Emerging Markets Index / 50% Risk-Free benchmark] (the “Blended Index”), which returned 8.38% for the period. The Fund’s neutral exposure is 50% net long, with the short exposure varying with the quantity of attractive short opportunities in the investment universe. The Blended Index, with a 50% equity exposure is an appropriate comparison given the Fund’s expected neutral exposure of 50% equities. Importantly, at the depth of the market on March 23rd, the Fund was down -15.87% year-to-date versus the MSCI Emerging Markets (Net) Index’s return of -31.80%, delivering on our commitment to manage downside risk.

During the period, the Fund’s long-book returned 14.76%, performing in line with the MSCI Emerging Markets (Net) Index. The long-book’s positioning in the Financials and Materials sectors aided relative performance. Throughout the trailing year, the Fund was under-weight the Financials sector within the long-book. Financials were the worst performing sector during the period, as interest rates declined and economic activity slowed due to COVID-19. Additionally, initiating positions in Mirae Asset Daewoo Co (S. Korea), Bandhan Bank Ltd. (India), and PT Central Asia TBK (Indonesia) in March and April aided performance when the market rebounded.

Within the Materials sector, the Fund’s position in gold mining stocks aided relative returns. Shares of gold miners surged after spot prices on the precious metal rose following the trillions of dollars in government stimulus programs initiated to combat the economic slowdown. In recent years, gold miners have also become more efficient, focusing on operational excellence instead of growth. These companies have generally decreased leverage, increased free cash flow, and are now focused on returning cash to shareholders.

Positioning in the Consumer Staples sector and China & Hong Kong detracted from the long-book’s relative performance. Performance from the Consumer Staples sector lagged due to the Fund’s overweight position in Mexican and Brazilian food and beverage stocks. The COVID-19 lockdowns and social-distancing policies led to volume declines for these companies. In China and Hong Kong, the Fund did not hold benchmark position Meituan Dianping, which is a leading ecommerce platform for services, especially food delivery. Despite the negative impact of COVID-19 on the company’s business and the stock’s extended price/earnings multiple, shares of the company rose through the period.

The Fund’s short-book rose 19.16% for the period. The lead detractor from performance was short positions in MSCI Emerging Market ETFs. In response to the COVID-19 sell-off, many countries imposed short restrictions. These short restrictions have not been fully removed, and shorting ETFs is a quick way to add short exposure in the face of such restrictions. Also detracting from the short-book’s performance was the Fund’s position in overvalued South Korean Heath Care stocks. The Fund maintains

Top Ten Positions (as of 8/31/20)	%of Net Assets
Samsung Electronics Co., Ltd.	3.1%
Muyuan Foodstuff Co., Ltd., Class A	2.4%
SK Hynix, Inc.	2.2%
China Meidong Auto Holdings Ltd.	2.2%
Sands China Ltd.	2.0%
Ping An Insurance Group Co. of China Ltd., Class H	1.8%
China Construction Bank Corp., Class H	1.7%
Fomento Economico Mexicano SAB de CV - SP ADR	1.7%
NetEase, Inc. - ADR	1.7%
Trip.com Group Ltd. - ADR	1.6%

Portfolio Review (as of 8/31/20)	Long		Short
P/E: Price/Earnings:	14.5	x	18.1	x
P/B: Price/Book:	1.7	x	1.1	x
Holdings:	137		70
Weighted Average Market Capitalization (millions):	$146,014		$38,535
ROE: Return on Equity:	21.3%		10.4%
OROA: Operating Return on Operating Assets:	78.3%		13.1%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

short positions in Celltrion HealthCare, Samsung Biologics, and Celltrion Inc. The richly-valued shares of these companies did well on the hope that one of these stocks would participate in a cure for COVID-19. A short position in Fortescue Metals Group (Australia) also detracted from performance. Shares of the Australian iron ore miner rose as iron ore supply out of Brazil was curtailed by the shutdown imposed by the virus.

Aiding Fund performance were short positions in Taiwan & Singapore. Shares of shorted position Golden Agri-Resources, a palm-oil company headquartered in Singapore, declined during March and have not recovered. Short positions in Singapore

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND) (UNAUDITED) (CONTINUED)

Airlines and SATS Ltd also benefitted performance. SATS is a Singapore-based company that provides services to airlines, including ground/baggage handling, cargo services, and terminal management.

The entire investment team at Boston Partners relentlessly searches for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive their stock prices higher. This is a repeatable process that we have honed for nearly three decades. Our focus is on bottom-up, fundamental stock picking with a statistical bent. With that said, our central and consensus macro case is that the global economy will most likely trough in 2020 and should see a steady cyclical recovery over the next few years. Historically, environments like these have been very good windows for value investing, as more economically-sensitive companies have outperformed growth favorites. When one considers this context, the starting point is exceptional; valuation spreads between growth and value stocks are at extreme levels. It is hard not to be optimistic about the future and how our Fund is positioned today. Today’s headwind could be tomorrow’s tailwind.

Sincerely,

Paul Korngiebel, CFA

Portfolio Manager for the Boston Partners Emerging Markets Dynamic Equity Fund

[1]	The Index uses the 30-day T-Bill for the risk-free rate.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND) (UNAUDITED) (CONTINUED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Dynamic Equity Fund vs. MSCI Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on March 1, 2015 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Period Ended August 31, 2020

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class(1)	9.75%	4.96	n/a	4.19%		2.15%	1.50%
MSCI Emerging Markets Index – Net Return	14.49%	8.66	n/a	4.48	%(2)	n/a	n/a

[1]	Inception date of the fund was March 1, 2015. The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Market Dynamic Equity (the “Prior Account”) transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown above for periods prior to December 15, 2015 is that of the Prior Account.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Effective as of June 1, 2020, the Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.40% of the Fund’s average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until February 28, 2022, and may not be terminated without the approval of the Board of Directors. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 1.40%. Prior to June 1, 2020, the Fund's contractual expense cap was 1.50% and prior to October 1, 2019 the contractual expense cap was 2.00%. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.40% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a

28  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND) (UNAUDITED) (CONCLUDED)

shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Emerging Markets Fund (the “Fund”) returned 12.05% (net of fees) for the trailing year ended August 31, 2020 versus the MSCI Emerging Markets (Net) Index’s 14.49% return.

The Fund’s positioning in the Financials and Materials sectors aided relative performance. Throughout the trailing year, the Fund was under-weight the Financials sector. Financials were the worst performing sector during the period, as interest rates declined and economic activity slowed due to COVID-19. Additionally, initiating positions in Mirae Asset Daewoo Co (S. Korea), Bandhan Bank Ltd. (India), and PT Central Asia TBK (Indonesia) in March and April aided Fund performance when the market rebounded.

Within the Materials sector, the Fund’s position in gold mining stocks aided relative returns. Shares of gold miners surged after spot prices on the precious metal rose following the trillions of dollars in government stimulus programs initiated to combat the economic slowdown. In recent years, gold miners have also become more efficient, focusing on operational excellence instead of growth. These companies have generally decreased leverage, increased free cash flow, and are now focused on returning cash to shareholders.

Positioning in the Consumer Staples and Health Care sectors, and Taiwan & Singapore detracted from relative performance. Performance from the Consumer Staples sector lagged due to the Fund’s overweight position in Mexican and Brazilian food and beverage stocks. The COVID-19 lockdowns and social-distancing policies led to volume declines for these companies. The Fund’s under-weight allocation to Health Care stocks, which performed relatively well during the pandemic-related sell-off, detracted from relative performance. In Taiwan & Singapore, underperformance was led by the Fund’s underweight position in Taiwan Semiconductor. Taiwan Semiconductor outperformed the Technology sector overall and shares of the company are also benefitting on news that Intel may outsourcing its chip manufacturing, reducing competition.

The entire investment team at Boston Partners relentlessly searches for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive their stock prices higher. This is a repeatable process that we have honed for nearly three decades. Our focus is on bottom-up, fundamental stock picking with a statistical bent. That said, our central and consensus macro case is that the global economy will most likely trough in 2020 and should see a steady cyclical recovery over the next few years. Historically these have been very good windows for value investing, as more economically sensitive companies have outperformed growth favorites. When one considers this context, the starting point is exceptional; valuation spreads between growth and value stocks are at extreme levels. It is hard not to be optimistic about the future and how our Fund is positioned today. Today’s headwind could be tomorrow’s tailwind.

Sincerely,

Paul Korngiebel, CFA

Portfolio Manager for the Boston Partners Emerging
Markets Fund

Top Ten Positions (as of 8/31/20)	% of Net Assets
Alibaba Group Holding Ltd. - SP ADR	7.6%
Tencent Holdings Ltd.	5.5%
Samsung Electronics Co., Ltd.	3.0%
Samsung Electronics Co., Ltd.	2.7%
SK Hynix, Inc.	2.3%
Muyuan Foodstuff Co., Ltd., Class A	2.3%
China Meidong Auto Holdings Ltd.	2.2%
Sands China Ltd.	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	1.9%
Ping An Insurance Group Co. of China Ltd., Class H	1.7%

Portfolio Review (as of 8/31/20)
P/E: Price/Earnings:	14.2	x
P/B: Price/Book:	1.7	x
Holdings:	124
Weighted Average Market Capitalization (millions):	$154,460
ROE: Return on Equity:	22.5%
OROA: Operating Return on Operating Assets:	82.8%

The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Fund vs. MSCI World Indices

The chart assumes a hypothetical $100,000 initial investment in the Fund made on October 17, 2017 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Period Ended August 31, 2020

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Fund
Institutional Class(1)	12.05%	n/a	n/a	1.22%		2.93%	1.10%
MSCI Emerging Markets Index – Net Return	14.49%	n/a	n/a	1.68	%(2)	n/a	n/a

[1]	Inception date of the fund was October 17, 2017.
[2]	Index performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Effective as of June 1, 2020, the Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 1.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board of Directors. Prior to June 1, 2020, the Fund’s contractual expense cap was 1.10%. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND (UNAUDITED)

Dear Shareholder,

The Boston Partners Global Equity Advantage Fund (the “Fund”) is an actively managed global equity fund with a dynamic allocation to systematic trend following that seeks to minimize downside exposure and improve long-term results. The strategy merges the Boston Partners Global Equity strategy with the Campbell Advantage Trend Model and Dynamic Risk Targeting (DRT) Framework into one combined strategy.

Over the trailing year ended August 31, 2020, global value stocks continued to underperform global growth stocks. For the period, the MSCI World Growth Index rose by 36.08% and the MSCI World Value Index declined by 1.60%. Over the same period the Fund returned -3.53%, underperforming the MSCI World Index - Net Return (the “Benchmark”), which rose by 16.79%. The Fund’s underperformance was mostly due to the emphasis on valuation in our three-circle framework.

Boston Partners Global Equity Performance Review

Stock selection within the Information Technology, Financials, Health Care, Energy, Consumer Discretionary, and Communication sectors was the largest detractor from relative performance. In Technology, the Fund did not own Apple Inc., which is the largest constituent in the MSCI World index. Other notable detractors from performance within the Technology sector included the Fund’s underweight position in Microsoft Corp., and having no weight in Benchmark constituents NVIDIA Corp., PayPal Holdings, and Adobe Inc. All of these stocks traded at valuation multiples in excess of our value discipline.

In the Financials sector, the Fund’s bank holdings underperformed the broader market as interest rates declined and economic activity slowed. Insurance stocks also lagged the market, driven by both concerns about potential COVID-19 related claims and indiscriminate regulatory constraints on capital return policies. Large individual detractors from performance held by the Fund within the Financials sector included BNP Paribas, Citigroup Inc., and American Express Company.

Overweight positions in health care providers and services stocks were among the larger detractors from performance within the Health Care sector. The industry lagged the Health Care sector as sentiment favored biotech and life sciences stocks, which were generally expensive but did well on the hope one of these companies would participate in a cure for COVID 19. Fund positions in Merck & Co. and Novartis also detracted from relative performance.

Energy was the worst-performing sector within the Benchmark over the trailing year. Shares of Energy sector stocks were hurt by the slump in demand resulting from the pandemic, and threats of oversupply stemming from disagreements between the Organization of Petroleum Exporting Countries and Russia. Marathon Petroleum, which was the Fund’s largest energy holding before the COVID-19 crisis unfolded, was also the largest detractor from relative performance. A position in Tullow Oil plc also hurt performance. Shares slumped after the company reduced its production outlook following operational problems late last year. The position was subsequently closed.

Top Ten Positions (as of 8/31/20)	% of Net Assets
Sony Corp.	1.8%
Capgemini SA	1.6%
DuPont de Nemours, Inc.	1.5%
Cigna Corp.	1.4%
Owens Corning	1.3%
CVS Health Corp.	1.2%
Siemens AG	1.2%
Vistra Energy Corp.	1.2%
Novartis AG	1.2%
CRH PLC	1.2%

Portfolio Review (as of 8/31/20)
P/E: Price/Earnings:	14.7	x
P/B: Price/Book:	1.4	x
Holdings:	120
Weighted Average Market Capitalization (millions):	$56,008
ROE: Return on Equity:	13.7%
OROA: Operating Return on Operating Assets:	33.6%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the- counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

Similar to the Fund’s positioning in the Information Technology sector, the Fund was also underweight expensive US technology-related stocks in the Consumer Discretionary and Consumer Staples sectors. In these sectors, not holding Benchmark constituents Amazon.com, Tesla Inc., and Facebook Inc. were the largest detractors.

Campbell Advantage Performance Review

For the one-year period ended August 31, 2020, the Campbell Advantage strategy, which is part of the Fund’s strategy, also posted negative returns. The performance of the strategy was driven by losses in equity indices, agricultural commodities, and fixed income trading. The strategy experienced gains in its energy investments, which helped to offset some of the strategy’s losses, and was generally flat in foreign exchange and metals during the period. The Campbell Advantage strategy’s risk target, which is a function of the strategy’s expected correlation to equities and equity volatility, increased during the first quarter of 2020 and remained relatively elevated throughout the period. Rising

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND (UNAUDITED) (CONTINUED)

market volatility in the first quarter of 2020 led to increased risk-taking in the strategy and provided protection to the long equity exposure during the market sell-off. This increased risk posture led to larger losses in the strategy as equities rebounded and the strategy reduced exposures.

Outlook

The entire investment team at Boston Partners is relentlessly searching for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive their stock prices higher. This is a repeatable process that we have honed for nearly three decades, and our team is well suited to navigate this tricky time by focusing on securities from the bottom up, rather than getting bogged down in a relentless torrent of macro and political news flow. The global economy will most likely trough in 2020 and we expect to see a steady cyclical recovery over the next few years. Historically, environments like these have been very good windows for value investing as more economically-sensitive companies have outperformed growth favorites. And when one considers that the starting point is exceptional, with valuation spreads at extreme levels, it is hard not to be optimistic about the future and how our Fund is positioned today.

Sincerely,

Christopher K. Hart, CFA

Senior Portfolio Manager for the Boston Partners Global Equity
Advantage Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND (UNAUDITED) (CONCLUDED)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Advantage Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on May 29, 2019 (the date on which the Fund commenced investment operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2020

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Equity Advantage Fund
Institutional Class(1)	–3.53%	n/a	n/a	1.57%		2.32%	1.05%
MSCI World Index – Net Return	16.79%	n/a	n/a	16.73	%(2)	n/a	n/a

[1]	Inception date of the fund was May 29, 2019.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.05% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (UNAUDITED)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2020 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001.

Beta or beta coefficient is a measure of a stock or portfolio’s level of systematic and unsystematic risk based on in its prior performance. In general, a higher beta indicates a more volatile security in relation to its benchmark and lower beta indicates a less volatile security in relation to its benchmark.

Capex: Capital expenditures (CapEx) are funds used by a company to acquire, upgrade, and maintain physical assets such as property, plants, buildings, technology, or equipment.

Earnings per share: Is the portion of a company’s profit allocated to each outstanding share of common stock.

Free cash flow yield is an indicator that compare free cash flow and market cap. It is a representation of the income created by an investment.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

M2 money supply: The money supply is all the currency and other liquid instruments in a country’s economy on the date measured. The money supply roughly includes both cash and deposits that can be used almost as easily as cash. M2 includes M1 and, in addition, short-term time deposits in banks and certain money market funds.

Momentum: High Momentum companies are characterized in the literature as companies with high price performance in the recent history, up to 12-months. High Momentum companies tend to continue their high price performance over the near term, typically over a 6 – 12 month period.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets (EM) Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets.

MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets Countries.

MSCI World Value NR Index is an index tracking value stocks, which are stocks with prices lower than their intrinsic values.

A net return index includes reinvesting the after tax dividends. A gross return index includes reinvesting the before tax dividends. In general, a net return index should under perform a gross return index.

Nasdaq Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

OROA: Operating Return on Operating Assets

P/B: Price/Book: A valuation ratio of a company’s current share price compared to its book value.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Price to Sales: A valuation ratio that compares a company’s stock price to its revenues. It is an indicator of the value that financial markets have placed on each dollar of a company’s sales or revenues.

Quality has long been established as an investment approach, dating back to Benjamin Graham, but it is less well accepted as a factor, especially when compared with value, size, yield, momentum and low volatility. By “factor”, we mean any characteristic that helps explain the risk and returns of a group of securities.

ROE: Return on Equity: measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (UNAUDITED) (CONCLUDED)

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. The Russell 1000® Value Index refers to a composite of large and mid-cap companies located in the United States that also exhibit a value probability.

Russell 2000® Growth Index is an unmanaged index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. It includes companies that display signs of above average growth.

Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

S&P B+ or better and S&P B- or worse: S&P Global is a credit rating agency that issues credit ratings for the debt of public and private companies, rating borrowers on a scale from AAA (best) to D (worst).

VIX Index is a market estimate of expected stock market volatility over the next 30-days, derived from a series of price inputs on option contracts linked to the S&P 500 index.

36  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES

AUGUST 31, 2020 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, if any. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MARCH 1, 2020	ENDING ACCOUNT VALUE AUGUST 31, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND

Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$953.40	$4.86	0.99%		–4.66%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.03	0.99%		N/A
Investor
Actual	$1,000.00	$952.50	$6.09	1.24%		–4.75%
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.29	1.24%		N/A
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$981.90	$12.70	2.55	%(1)	–1.81%
Hypothetical (5% return before expenses)	1,000.00	1,012.32	12.90	2.55	%(1)	N/A
Investor
Actual	$1,000.00	$980.60	$13.94	2.80	%(1)	–1.94%
Hypothetical (5% return before expenses)	1,000.00	1,011.06	14.15	2.80	%(1)	N/A
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$916.00	$11.22	2.33	%(1)	–8.40%
Hypothetical (5% return before expenses)	1,000.00	1,013.42	11.79	2.33	%(1)	N/A
Investor
Actual	$1,000.00	$915.60	$12.42	2.58	%(1)	–8.44%
Hypothetical (5% return before expenses)	1,000.00	1,012.17	13.05	2.58	%(1)	N/A
Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,032.40	$4.09	0.80%		3.24%
Hypothetical (5% return before expenses)	1,000.00	1,021.11	4.06	0.80%		N/A
Investor
Actual	$1,000.00	$1,031.30	$5.36	1.05%		3.13%
Hypothetical (5% return before expenses)	1,000.00	1,019.86	5.33	1.05%		N/A

Annual Report 2020  |  37

BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (CONCLUDED)

AUGUST 31, 2020 (UNAUDITED)

	BEGINNING ACCOUNT VALUE MARCH 1, 2020	ENDING ACCOUNT VALUE AUGUST 31, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO		ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND

WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$956.80	$5.41	1.10%		–4.32%
Hypothetical (5% return before expenses)	1,000.00	1,019.61	5.58	1.10%		N/A
Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,005.30	$4.79	0.95%		0.53%
Hypothetical (5% return before expenses)	1,000.00	1,020.36	4.82	0.95%		N/A
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$978.90	$12.58	2.53	%(1)	–2.11%
Hypothetical (5% return before expenses)	1,000.00	1,012.42	12.80	2.53	%(1)	N/A
Investor
Actual	$1,000.00	$977.60	$13.82	2.78	%(1)	–2.24%
Hypothetical (5% return before expenses)	1,000.00	1,011.16	14.05	2.78	%(1)	N/A
Boston Partners Emerging Markets
Dynamic Equity Fund
Institutional
Actual	$1,000.00	$1,077.70	$9.30	1.78	%(1)	7.77%
Hypothetical (5% return before expenses)	1,000.00	1,016.19	9.02	1.78	%(1)	N/A
Boston Partners Emerging Markets Fund
Institutional
Actual	$1,000.00	$1,074.60	$5.42	1.04%		7.46%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.28	1.04%		N/A
Boston Partners Global Equity
Advantage Fund
Institutional
Actual	$1,000.00	$1,023.60	$5.34	1.05%		2.36%
Hypothetical (5% return before expenses)	1,000.00	1,000.00	5.28	1.05%		N/A

*	Expenses are equal to each Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
(1)	These amounts include dividends paid on securities which the Funds have sold short (“Short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 0.09% of average net assets for the six-month period ended August 31, 2020 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund, 0.92% of average net assets for the Institutional Class and Investor Class of the Boston Partners Long/Short Research Fund, 0.63% of average net assets of the Institutional Class and Investor Class of the Boston Partners Global Long/Short Fund and 0.00% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Dynamic Equity Fund.

38  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020

Portfolio Holdings Summary Tables (UNAUDITED)

BOSTON PARTNERS

SMALL CAP VALUE FUND II

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	29.9%	$173,423,366
Industrials	19.4	112,841,371
Information Technology	14.1	81,757,625
Consumer Discretionary	11.0	63,940,542
Materials	7.2	41,787,449
Health Care	6.8	39,458,392
Consumer Staples	3.6	21,114,448
Energy	3.0	17,171,660
Real Estate	1.5	8,684,633
Communication Services	1.2	6,947,456
Utilities	0.4	2,075,473
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	9.3	53,885,936
SHORT-TERM INVESTMENTS	1.9	11,276,492
LIABILITIES IN EXCESS OF OTHER ASSETS	(9.3)	(53,983,363)
NET ASSETS	100.0%	$580,381,480

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
LONG/SHORT EQUITY FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Information Technology	19.3%	$16,072,287
Health Care	17.1	14,235,778
Financials	15.3	12,739,551
Industrials	12.6	10,498,025
Consumer Discretionary	8.5	7,093,894
Communication Services	5.6	4,672,371
Energy	5.0	4,174,029
Materials	4.5	3,717,537
Real Estate	3.9	3,204,386
Consumer Staples	2.0	1,624,853
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	9.3	7,775,760
SHORT-TERM INVESTMENTS	6.1	5,093,061

SHORT POSITIONS:
COMMON STOCK
Information Technology	(9.9)	(8,204,642)
Health Care	(4.7)	(3,921,306)
Consumer Discretionary	(3.2)	(2,698,287)
Industrials	(2.6)	(2,140,195)
Communication Services	(2.5)	(2,102,788)
Real Estate	(1.2)	(1,000,825)
Consumer Staples	(0.8)	(657,813)
Financials	(0.4)	(371,027)
Utilities	(0.2)	(177,799)
Energy	(0.2)	(150,954)
Materials	(0.0)	(1,800)
BOSTON PARTNERS
LONG/SHORT EQUITY FUND (continued)
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
EXCHANGE TRADED FUNDS	(1.0)	$(843,063)
OPTIONS WRITTEN	(0.8)	(640,310)
OTHER ASSETS IN EXCESS OF LIABILITIES	18.3	15,273,344
NET ASSETS	100.0%	$83,264,067

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
LONG/SHORT RESEARCH FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	16.4%	$181,906,484
Industrials	14.9	164,941,120
Information Technology	14.3	158,022,029
Communication Services	11.4	126,384,733
Health Care	11.1	123,435,446
Consumer Discretionary	10.1	111,431,666
Materials	7.2	79,420,836
Consumer Staples	6.9	75,969,308
Energy	6.6	73,565,060
Utilities	0.8	8,466,537
WARRANTS	0.0	28,081

SHORT POSITIONS:
COMMON STOCK
Financials	(8.7)	(96,533,773)
Consumer Discretionary	(7.3)	(80,119,140)
Information Technology	(6.8)	(75,465,401)
Industrials	(6.8)	(75,376,387)
Materials	(6.3)	(69,784,062)
Consumer Staples	(3.4)	(37,589,808)
Communication Services	(2.9)	(32,436,220)
Health Care	(2.3)	(25,674,533)
Energy	(2.0)	(21,854,178)
Real Estate	(1.5)	(16,448,276)
OTHER ASSETS IN EXCESS OF LIABILITIES	48.3	535,109,559
NET ASSETS	100.0%	$1,107,399,081

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  39

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020

Portfolio Holdings Summary Tables (UNAUDITED) (CONTINUED)

BOSTON PARTNERS
ALL-CAP VALUE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Health Care	24.5%	$311,656,231
Financials	21.8	277,922,712
Industrials	14.3	181,604,873
Information Technology	12.7	162,349,493
Consumer Discretionary	9.4	120,325,084
Communication Services	6.5	82,929,275
Materials	4.7	59,889,425
Energy	2.9	36,501,475
Consumer Staples	2.0	25,536,401
Utilities	0.5	6,226,886
RIGHTS	0.0	—
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	8.1	103,029,868
SHORT-TERM INVESTMENTS	1.3	17,069,178
LIABILITIES IN EXCESS OF OTHER ASSETS	(8.7)	(110,813,167)
NET ASSETS	100.0%	$1,274,227,734

Portfolio holdings are subject to change at any time.

WPG PARTNERS
SMALL/MICRO CAP VALUE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	24.1%	$4,603,765
Industrials	16.7	3,191,341
Real Estate	13.0	2,494,698
Energy	10.5	2,016,854
Consumer Staples	7.9	1,504,450
Materials	7.8	1,489,876
Information Technology	7.1	1,364,085
Utilities	4.7	900,953
Consumer Discretionary	4.4	845,164
Health Care	3.2	608,579
WARRANTS	0.0	2
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	14.6	2,795,892
SHORT-TERM INVESTMENTS	1.2	238,703
LIABILITIES IN EXCESS OF OTHER ASSETS	(15.2)	(2,904,119)
NET ASSETS	100.0%	$19,150,243

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
GLOBAL EQUITY FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	17.7%	$31,409,579
Industrials	17.6	31,204,233
Health Care	15.5	27,541,036
Information Technology	13.6	24,183,754
Consumer Discretionary	11.4	20,251,669
Materials	9.4	16,632,085
Communication Services	4.2	7,379,478
Consumer Staples	3.7	6,531,439
Energy	3.0	5,386,168
Utilities	1.5	2,744,948
PREFERRED STOCKS	0.9	1,630,032
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	7.0	12,352,274
SHORT-TERM INVESTMENTS	1.4	2,526,679
LIABILITIES IN EXCESS OF OTHER ASSETS	(6.9)	(12,303,356)
NET ASSETS	100.0%	$177,470,018

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL LONG/SHORT FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Information Technology	21.6%	$29,556,305
Financials	17.5	24,040,900
Consumer Discretionary	10.8	14,806,928
Materials	10.6	14,478,586
Health Care	10.4	14,258,387
Industrials	10.2	13,951,507
Communication Services	7.1	9,724,452
Consumer Staples	6.8	9,342,005
Energy	2.3	3,222,299
Utilities	2.3	3,194,663
SHORT-TERM INVESTMENTS	0.9	1,219,600

SHORT POSITIONS:
COMMON STOCK
Industrials	(8.2)	(11,206,153)
Information Technology	(7.6)	(10,408,262)
Consumer Discretionary	(5.6)	(7,705,200)
Financials	(4.3)	(5,864,473)
Consumer Staples	(4.1)	(5,665,037)
Materials	(3.6)	(4,967,167)
Health Care	(3.1)	(4,281,765)
Energy	(1.3)	(1,735,081)
Communication Services	(1.1)	(1,470,236)
Real Estate	(0.3)	(355,854)
OPTIONS WRITTEN	(1.5)	(2,053,571)
OTHER ASSETS IN EXCESS OF LIABILITIES	40.2	55,081,740
NET ASSETS	100.0%	$137,164,573

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

40  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020

Portfolio Holdings Summary Tables (UNAUDITED) (CONCLUDED)

BOSTON PARTNERS

EMERGING MARKETS DYNAMIC EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Information Technology	15.7%	$9,362,939
Consumer Discretionary	14.1	8,496,116
Financials	11.5	6,906,325
Consumer Staples	7.8	4,697,797
Communication Services	4.6	2,775,624
Energy	3.4	2,050,024
Real Estate	3.3	2,008,747
Health Care	3.2	1,946,011
Industrials	2.0	1,181,599
Materials	1.9	1,135,358
Utilities	1.6	945,052
PREFERRED STOCKS	3.8	2,306,411
SHORT-TERM INVESTMENTS	21.9	13,137,380

SHORT POSITIONS:
COMMON STOCK
Materials	(0.6)	(353,718)
Financials	(0.3)	(195,375)
EXCHANGE TRADED FUNDS	(14.7)	(8,830,720)
OTHER ASSETS IN EXCESS OF LIABILITIES	20.9	12,605,938
NET ASSETS	100.0%	$60,175,508

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
EMERGING MARKETS FUND
	% OF NET
SECURITY TYPE/SECTOR CLASSIFICATION	ASSETS	VALUE
COMMON STOCK
Consumer Discretionary	24.1%	$3,977,084
Information Technology	18.1	2,989,007
Financials	13.3	2,206,029
Communication Services	9.8	1,617,866
Consumer Staples	7.5	1,241,791
Real Estate	4.5	742,620
Energy	3.3	545,813
Materials	1.8	295,135
Industrials	1.6	262,435
Utilities	1.5	245,953
PREFERRED STOCKS	3.7	608,302
SHORT-TERM INVESTMENTS	10.7	1,764,372
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	11,778
NET ASSETS	100.0%	$16,508,185

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS
GLOBAL EQUITY ADVANTAGE FUND
SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	14.1%	$4,924,952
Industrials	14.0	4,898,265
Health Care	12.4	4,335,296
Information Technology	10.8	3,788,799
Consumer Discretionary	9.1	3,165,024
Materials	7.5	2,611,150
Communication Services	3.3	1,158,828
Consumer Staples	2.9	1,025,755
Energy	2.4	845,354
Utilities	1.2	430,829
PREFERRED STOCKS	0.7	255,728
INVESTMENT COMPANY	20.4	7,143,942
SHORT-TERM INVESTMENTS	1.4	496,389
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)	(43,409)
NET ASSETS	100.0%	$35,036,902

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  41

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—98.1%
Communication Services—1.2%
Nexstar Media Group, Inc., Class A	39,124	$3,756,295
Yelp, Inc.*(a)	138,026	3,191,161
		6,947,456
Consumer Discretionary—11.0%
Beazer Homes USA, Inc.*(a)	127,482	1,560,380
Extended Stay America, Inc.	158,462	1,979,190
Foot Locker, Inc.(a)	154,184	4,676,401
Frontdoor, Inc.*	141,189	6,151,605
Hanesbrands, Inc. (a)	322,847	4,936,331
Harley-Davidson, Inc.(a)	108,698	3,012,022
International Game Technology PLC*	281,981	3,138,449
LCI Industries	51,510	5,853,081
Lithia Motors, Inc., Class A	56,017	13,945,992
Movado Group, Inc.*(a)	77,907	849,965
Skechers U.S.A., Inc., Class A*	196,965	5,879,405
Standard Motor Products, Inc.*	42,600	1,935,744
Steven Madden Ltd.*	162,139	3,430,861
Tempur Sealy International, Inc.*	29,013	2,481,772
Toll Brothers, Inc.	51,691	2,182,394
TravelCenters of America, Inc.*	45,654	975,170
ZAGG, Inc.*(a)	299,302	951,780
		63,940,542
Consumer Staples—3.6%
Energizer Holdings, Inc.(a)	204,029	9,444,502
Fresh Del Monte Produce, Inc.	103,376	2,397,290
Nomad Foods Ltd.*	164,398	4,054,055
Spectrum Brands Holdings, Inc.(a)	39,403	2,348,419
Universal Corp.	66,118	2,870,182
		21,114,448
Energy—3.0%
Cactus, Inc., Class A	110,762	2,446,733
ChampionX Corp.*	170,039	1,741,199
Parsley Energy, Inc., Class A(a)	146,786	1,577,950
ProPetro Holding Corp.*	260,625	1,636,725
Viper Energy Partners LP	200,217	2,038,209
World Fuel Services Corp.	292,835	7,730,844
		17,171,660
Financials—29.9%
AllianceBernstein Holding LP	69,498	1,979,998
AMERISAFE, Inc.	47,737	3,185,490
Anworth Mortgage Asset Corp.	687,215	1,188,882
Ares Commercial Real Estate Corp.	124,499	1,240,010
Assured Guaranty Ltd.	317,087	6,801,516
Axis Capital Holdings Ltd.	183,971	8,786,455
BankUnited, Inc.	169,405	3,960,689
Blackstone Mortgage Trust, Inc., Class A(a)	216,070	5,135,984
Columbia Banking System, Inc.	55,403	1,546,298
Essent Group Ltd.	197,691	7,057,569
Evercore, Inc., Class A	78,394	4,851,021
Federal Agricultural Mortgage Corp., Class C	58,236	3,968,783
First American Financial Corp.	80,290	4,220,845
First Citizens BancShares Inc., Class A	7,053	2,772,887
First Hawaiian, Inc.(a)	331,198	5,474,703
First Horizon National Corp.	209,618	2,001,852
First Merchants Corp.	95,168	2,434,397
	NUMBER OF SHARES	VALUE
Financials—(continued)
FirstCash, Inc.	85,600	$5,114,600
Flushing Financial Corp.	69,537	843,484
Greenlight Capital Re Ltd.*(a)	180,251	1,310,425
Hanover Insurance Group, Inc., (The)	56,891	5,830,758
Heritage Financial Corp.(a)	89,505	1,784,730
Heritage Insurance Holdings, Inc.	102,154	1,333,110
Hope Bancorp, Inc.	143,190	1,211,387
James River Group Holdings Ltd.	107,779	5,249,915
Luther Burbank Corp.	222,932	2,071,038
Merchants Bancorp	98,277	2,002,885
Mr Cooper Group, Inc.*	188,425	3,452,888
National General Holdings Corp.	333,067	11,340,931
Navient Corp.	728,788	6,624,683
Nelnet, Inc., Class A (a)	38,190	2,501,063
NMI Holdings, Inc., Class A*	134,228	2,302,010
PennyMac Financial Services, Inc.	151,711	7,998,204
PRA Group, Inc.*(a)	95,693	4,466,471
ProAssurance Corp.	88,149	1,350,443
RBB Bancorp	77,528	1,005,538
Reinsurance Group of America, Inc.	21,560	1,976,621
Silvercrest Asset Management Group, Inc., Class A	274,316	3,439,923
SLM Corp.	1,241,311	9,483,616
South State Corp.	42,565	2,370,019
Starwood Property Trust, Inc.	111,297	1,736,233
State Auto Financial Corp.	58,178	897,686
Synovus Financial Corp.	54,531	1,192,593
Umpqua Holdings Corp.	101,695	1,147,120
Velocity Financial, Inc.*(a)	292,964	1,555,639
Walker & Dunlop, Inc.	173,001	9,476,995
Washington Federal, Inc.	74,311	1,742,593
White Mountains Insurance Group Ltd.	4,490	4,002,386
		173,423,366
Health Care—6.8%
Change Healthcare, Inc.*	868,757	12,292,911
Envista Holdings Corp.*	293,339	7,037,203
Hanger, Inc.*	78,931	1,559,676
LHC Group, Inc.*	28,877	6,019,122
R1 RCM, Inc.*	197,683	2,866,403
Syneos Health, Inc.*	143,956	9,083,624
US Physical Therapy, Inc.*(a)	6,743	599,453
		39,458,392
Industrials—19.4%
ABM Industries, Inc.	272,110	10,378,275
ACCO Brands Corp.	367,713	2,382,780
AECOM Technology Corp.*	86,786	3,428,915
Aegion Corp.*	139,848	2,263,440
AIR LEASE Corp.(a)	60,348	1,875,616
ASGN, Inc.*	110,749	7,948,456
BMC Stock Holdings, Inc.*	165,056	6,589,036
CBIZ, Inc.*	138,977	3,379,921
Covanta Holding Corp.	166,012	1,567,153
CRA International, Inc.	96,387	4,097,411
Curtiss-Wright Corp.	59,030	6,039,950
EnerSys	113,427	8,164,475
Ennis, Inc.(a)	55,420	1,015,849
Foundation Building Materials, Inc.*	129,550	2,102,597
FTI Consulting, Inc.*	61,445	7,051,428
Harsco Corp.*	263,376	3,726,770

The accompanying notes are an integral part of the financial statements.

42  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—(continued)
HD Supply Holdings, Inc.*	99,380	$3,941,411
Heidrick & Struggles International, Inc.	54,352	1,175,634
Hillenbrand, Inc.	81,992	2,599,966
IAA, Inc.*	35,020	1,832,246
IBEX Ltd.*	138,585	2,215,974
ICF International, Inc.	72,206	4,932,392
KAR Auction Services, Inc.	419,522	7,274,511
Korn/Ferry International	52,754	1,608,997
Landstar System, Inc.	13,201	1,756,921
ManpowerGroup, Inc.	18,042	1,322,659
MasTec, Inc.*(a)	46,717	2,158,793
NN, Inc.(a)	263,642	1,199,571
Terex Corp.*	95,596	1,870,814
Viad Corp.*	70,633	1,513,665
WESCO International, Inc.*	115,811	5,425,745
		112,841,371
Information Technology—14.1%
Bel Fuse, Inc., Class B(a)	147,517	1,773,154
Belden, Inc.(a)	135,675	4,569,534
Diebold Nixdorf, Inc.*(a)	198,889	1,658,734
DXC Technology Co.	209,466	4,185,131
EVERTEC, Inc.	150,246	5,261,615
First Solar, Inc.*(a)	36,989	2,832,987
Insight Enterprises, Inc.*	83,659	5,003,226
InterDigital Inc.	58,979	3,606,566
MAXIMUS, Inc.	50,626	3,926,046
NCR Corp.*(a)	231,926	4,740,567
PC Connection, Inc.	33,826	1,498,154
Science Applications International Corp.	102,733	8,574,096
SMART Global Holdings, Inc.*(a)	123,717	3,117,668
Sykes Enterprises, Inc.*	181,063	5,994,091
SYNNEX Corp.	102,118	12,984,304
TTEC Holdings, Inc.	114,630	6,498,375
Ultra Clean Holdings, Inc.*	79,109	1,939,753
Unisys Corp.*(a)	308,201	3,593,624
		81,757,625
Materials—7.2%
Graphic Packaging Holding Co. (a)	1,103,614	15,428,524
Huntsman Corp.	100,590	2,174,756
Ingevity Corp.*(a)	68,784	3,863,597
Minerals Technologies, Inc.	31,564	1,601,873
Orion Engineered Carbons SA*	159,662	1,939,893
PQ Group Holdings, Inc.*	157,518	1,835,085
Schweitzer-Mauduit International, Inc.	155,090	4,703,880
Valvoline, Inc.	501,953	10,239,841
		41,787,449
Real Estate—1.5%
Cousins Properties, Inc.	214,913	6,415,153
Spirit Realty Capital, Inc.(a)	63,911	2,269,480
		8,684,633
Utilities—0.3%
Pure Cycle Corp.*	212,651	2,075,473
TOTAL COMMON STOCKS (Cost $478,428,154)		569,202,415
	NUMBER OF SHARES	VALUE
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—9.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%(b)	53,885,936	$53,885,936
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $53,885,936)		53,885,936
SHORT-TERM INVESTMENTS—1.9%
U.S. Bank Money Market Deposit Account, 0.05%(b)	11,276,492	11,276,492
TOTAL SHORT-TERM INVESTMENTS (Cost $11,276,492)		11,276,492
TOTAL INVESTMENTS—109.3% (Cost $543,590,582)		634,364,843
LIABILITIES IN EXCESS OF OTHER ASSETS—(9.3)%		(53,983,363)
NET ASSETS—100.0%		$580,381,480

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $51,361,233.
(b)	—	Seven-day yield as of August 31, 2020.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  43

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$6,947,456	$6,947,456	$—	$—	$—
Consumer Discretionary	63,940,542	63,940,542	—	—	—
Consumer Staples	21,114,448	21,114,448	—	—	—
Energy	17,171,660	17,171,660	—	—	—
Financials	173,423,366	173,423,366	—	—	—
Health Care	39,458,392	39,458,392	—	—	—
Industrials	112,841,371	112,841,371	—	—	—
Information Technology	81,757,625	81,757,625	—	—	—
Materials	41,787,449	41,787,449	—	—	—
Real Estate	8,684,633	8,684,633	—	—	—
Utilities	2,075,473	2,075,473	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	53,885,936	—	—	—	53,885,936
Short-Term Investments	11,276,492	11,276,492	—	—	—
Total Assets	$634,364,843	$580,478,907	$—	$—	$53,885,936

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

44  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—109.2%
COMMON STOCKS—93.8%
Communication Services—5.6%
Comcast Corp., Class A†	20,147	$902,787
Facebook, Inc., Class A*†	7,478	2,192,550
JOYY, Inc. - ADR(a)#	6,436	549,892
KT Corp. - SP ADR	51,416	505,933
Yandex NV, Class A*(a)	7,639	521,209
		4,672,371
Consumer Discretionary—8.5%
Alibaba Group Holding Ltd. - SP ADR*	4,135	1,186,869
AutoZone, Inc.*	433	518,002
Caleres, Inc.(a)	30,133	235,339
Carriage Services, Inc.	21,221	469,833
Carter’s, Inc.*	6,629	527,801
Fiat Chrysler Automobiles NV(a)	40,672	448,612
Hanesbrands, Inc.(a)	35,896	548,850
Hooker Furniture Corp.	14,808	365,017
JD.com, Inc. - ADR*	6,723	528,697
Las Vegas Sands Corp.*†	11,608	588,642
LKQ Corp.*	19,462	617,724
Mohawk Industries, Inc.*	4,294	396,465
Skechers U.S.A., Inc., Class A*	22,179	662,043
		7,093,894
Consumer Staples—2.0%
Coca-Cola European Partners PLC	11,310	465,519
Philip Morris International, Inc.	9,448	753,856
Unilever NV	6,991	405,478
		1,624,853
Energy—5.0%
Baker Hughes a GE Co.(a)	16,758	239,304
Canadian Natural Resources Ltd.†	44,428	873,899
Cheniere Energy, Inc.*	4,816	250,673
Enterprise Products Partners LP	25,767	452,468
Parsley Energy, Inc., Class A(a)	23,523	252,872
Phillips 66†	10,852	634,516
Solaris Oilfield Infrastructure, Inc., Class A(a)	30,142	234,505
Teekay LNG Partners LP	21,834	241,702
Valero Energy Corp.(a)†	12,081	635,340
World Fuel Services Corp.	13,589	358,750
		4,174,029
Financials—15.3%
American International Group, Inc.(a)†	16,912	492,816
Arthur J Gallagher & Co.	3,658	385,187
Bank of America Corp.†	37,683	969,960
Bank OZK(a)	19,626	452,183
Berkshire Hathaway, Inc., Class B*†	4,738	1,033,074
BGC Partners, Inc., Class A	204,015	514,118
Charles Schwab Corp., (The)(a)	12,502	444,196
Citigroup, Inc.†	29,269	1,496,231
Evercore, Inc., Class A	11,466	709,516
FedNat Holding Co.†	57,485	488,048
First American Financial Corp.	6,955	365,624
Granite Point Mortgage Trust, Inc.(a)	61,440	407,962
Jefferies Financial Group, Inc.†	36,649	642,823
KB Financial Group, Inc. - ADR	18,118	560,752
Ladder Capital Corp.	23,375	174,144
Mercury General Corp.	7,581	339,098
	NUMBER OF SHARES	VALUE
Financials—(continued)
Morgan Stanley†	18,599	$971,984
S&P Global, Inc.	1,156	423,582
Stifel Financial Corp.†	16,638	843,713
SVB Financial Group*	1,632	416,780
Western Alliance Bancorp	17,217	607,760
		12,739,551
Health Care—17.1%
Anthem, Inc.†	3,376	950,411
Bausch Health Cos., Inc.*	37,473	622,801
BioSpecifics Technologies Corp.*	6,735	434,407
Centene Corp.*	10,722	657,473
Cigna Corp.†	5,591	991,676
CVS Health Corp.†	15,448	959,630
Fresenius Medical Care AG & Co. KGaA - ADR	16,915	716,858
Hanger, Inc.*†	38,200	754,832
HCA Healthcare, Inc.*†	5,786	785,276
Henry Schein, Inc.*	10,063	668,586
Jazz Pharmaceuticals PLC*	3,858	518,476
Johnson & Johnson†	7,015	1,076,171
Medtronic PLC#	6,812	732,086
Novartis AG - SP ADR†	15,651	1,346,925
Pfizer, Inc.†	27,682	1,046,103
Syneos Health, Inc.*	5,953	375,634
UnitedHealth Group, Inc.†#	2,767	864,826
Universal Health Services, Inc., Class B*	6,648	733,607
		14,235,778
Industrials—12.6%
Acuity Brands, Inc.	2,732	298,580
AerCap Holdings NV*†	7,806	230,824
ASGN, Inc.*	9,147	656,480
Barrett Business Services, Inc.†	10,162	585,026
BMC Stock Holdings, Inc.*	37,237	1,486,501
Carrier Global Corp.	16,884	503,987
China Yuchai International Ltd.	31,070	504,577
Fortress Transportation & Infrastructure Investors LLC	29,894	473,820
Forward Air Corp.	5,261	310,346
Gibraltar Industries, Inc.*	11,156	696,637
Graham Corp.†	26,043	341,945
Grupo Aeroportuario del Centro Norte SAB de CV - ADR	9,314	339,589
Heidrick & Struggles International, Inc.	15,740	340,456
IHS Markit Ltd.	4,010	320,479
Insperity, Inc.	7,132	480,483
Kelly Services, Inc., Class A*	25,495	484,150
Quanta Services, Inc.	13,880	711,350
Snap-on, Inc.(a)	3,755	556,754
UFP Industries, Inc.	10,606	629,466
Vectrus, Inc.*	12,591	546,575
		10,498,025
Information Technology—19.3%
Akamai Technologies, Inc.*†	6,709	781,129
Arrow Electronics, Inc.*	5,640	443,078
CACI International, Inc., Class A*	2,891	677,043
Capgemini SE - ADR	19,644	544,925
Cognizant Technology Solutions Corp., Class A†	14,598	976,022

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  45

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—(continued)
Coherent, Inc.*	2,101	$236,699
Dolby Laboratories, Inc. Class A†	6,215	434,118
EchoStar Corp., Class A*†	17,663	518,939
Euronet Worldwide, Inc.*	3,730	385,607
EVERTEC, Inc.†	20,135	705,128
Fabrinet(a)*	12,729	888,230
Fidelity National Information Services, Inc.(a)	3,517	530,539
FleetCor Technologies, Inc.*(a)	1,472	370,134
Hackett Group Inc., (The)	40,162	506,443
Hollysys Automation Technologies Ltd.	27,591	298,810
HP, Inc.	21,786	425,916
Huami Corp. - ADR*	35,767	451,379
InterDigital Inc.	13,542	828,093
KBR, Inc.†	26,497	662,160
Nuance Communications, Inc.*(a)	11,473	343,731
Open Text Corp.(a)	13,847	628,377
Perficient, Inc.*	15,122	648,885
Qorvo, Inc.*	4,162	533,860
Science Applications International Corp.	3,610	301,291
Super Micro Computer, Inc.*	15,781	432,242
SYNNEX Corp.†	6,991	888,906
Telefonaktiebolaget LM Ericsson - SP ADR(a)	73,486	856,112
Zebra Technologies Corp., Class A*†	2,703	774,491
		16,072,287
Materials—4.5%
Berry Global Group, Inc.*	18,984	978,435
Corteva, Inc.	21,489	613,511
Freeport-McMoRan, Inc.*†	33,111	516,863
Nutrien Ltd.	10,239	377,512
POSCO - SP ADR	10,560	408,039
Rio Tinto PLC - SP ADR†	9,079	555,907
Ternium SA - SP ADR	14,948	267,270
		3,717,537
Real Estate—3.9%
Industrial Logistics Properties Trust†	17,175	370,465
Jones Lang LaSalle, Inc.	3,275	337,456
Medical Properties Trust, Inc.	17,927	333,084
Newmark Group, Inc., Class A†	160,800	712,344
RE/MAX Holdings, Inc., Class A(a)	19,145	672,755
Service Properties Trust	41,181	338,096
Simon Property Group, Inc.(a)	4,824	327,308
Wheeler Real Estate Investment Trust, Inc.*	39,886	112,878
		3,204,386
TOTAL COMMON STOCKS (Cost $57,989,194 )		78,032,711
	NUMBER OF SHARES	VALUE
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—9.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%(b)	7,775,760	$7,775,760
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $7,775,760)		7,775,760
SHORT-TERM INVESTMENTS—6.1%
U.S. Bank Money Market Deposit Account, 0.05%*(b)	5,093,061	5,093,061
TOTAL SHORT-TERM INVESTMENTS (Cost $5,093,061)		5,093,061
TOTAL LONG POSITIONS—109.2% (Cost $70,858,015)		90,901,532
SECURITIES SOLD SHORT—(26.7%)
COMMON STOCKS—(25.7%)
Communication Services—2.5%
CTC Communications Group, Inc.*‡	(98,900)	0
Netflix, Inc.*	(2,553)	(1,351,967)
Roku, Inc.*	(4,328)	(750,821)
		(2,102,788)
Consumer Discretionary—3.2%
Dorman Products, Inc.*	(3,306)	(279,985)
GoPro, Inc., Class A*	(100,758)	(462,479)
Papa John’s International, Inc.	(9,744)	(957,738)
Planet Fitness, Inc., Class A*	(7,969)	(484,436)
Qsound Labs, Inc.*‡	(4,440)	0
Shake Shack, Inc., Class A*	(7,526)	(513,649)
		(2,698,287)
Consumer Staples—0.8%
Amish Naturals, Inc.*‡	(25,959)	0
Beyond Meat, Inc.*	(2,091)	(284,062)
John B Sanfilippo & Son, Inc.	(4,693)	(373,751)
		(657,813)
Energy—0.2%
Beard Co.*	(9,710)	(19)
Uranium Energy Corp.*	(131,248)	(150,935)
		(150,954)
Financials—0.4%
Siebert Financial Corp.*	(35,475)	(134,096)
Trupanion, Inc.*	(3,777)	(236,931)
		(371,027)
Health Care—4.7%
10X Genomics, Inc., Class A*	(5,436)	(623,074)
AtriCure, Inc.*	(15,530)	(694,657)
BodyTel Scientific, Inc.*‡	(4,840)	(1)
CareView Communications, Inc.*	(190,048)	(7,203)
Glaukos Corp.*	(7,851)	(375,513)
Heska Corp.*	(6,878)	(712,561)
iRhythm Technologies, Inc.*	(2,628)	(578,633)
Shockwave Medical, Inc.*	(8,957)	(569,128)
SmileDirectClub, Inc.*	(44,401)	(360,536)
		(3,921,306)

The accompanying notes are an integral part of the financial statements.

46  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—2.6%
AAON, Inc.	(6,694)	$(381,090)
Applied Energetics, Inc.*	(55,357)	(20,455)
Blue Bird Corp.*	(27,780)	(316,136)
Capstone Turbine Corp.*	(448)	(1,844)
Corporate Resource Services, Inc.*	(218,896)	(131)
DynaMotive Energy Systems Corp.*‡	(72,185)	(7)
Ener1, Inc.*‡	(102,820)	(10)
Omega Flex, Inc.	(4,410)	(580,973)
Valence Technology, Inc.*‡	(27,585)	(3)
WillScot Mobile Mini Holdings Corp.*	(46,902)	(839,546)
		(2,140,195)
Information Technology—9.9%
8x8, Inc.*	(21,523)	(363,308)
ANTs software, Inc.*‡	(10,334)	(1)
Appfolio, Inc., Class A*	(3,200)	(537,696)
Appian Corp.*	(11,479)	(702,974)
Ceridian HCM Holding, Inc.*	(6,383)	(507,576)
Consygen, Inc.*‡	(200)	0
Coupa Software, Inc.*	(1,102)	(361,169)
Cree, Inc.*	(13,870)	(875,197)
Inphi Corp.*	(2,801)	(319,258)
Inseego Corp.*	(38,210)	(438,651)
Interliant, Inc.*‡	(600)	0
MongoDB, Inc.*	(1,327)	(310,253)
Nestor, Inc.*‡	(15,200)	(2)
Okta, Inc.*	(1,832)	(394,558)
Pluralsight, Inc., Class A*	(12,262)	(234,695)
PROS Holdings, Inc.*	(8,109)	(316,251)
Q2 Holdings, Inc.*	(4,832)	(470,105)
Rapid7, Inc.*	(5,835)	(376,766)
Splunk, Inc.*	(2,647)	(580,567)
Tiger Telematics, Inc.*‡	(6,510)	0
Uni-Pixel, Inc.*	(19,665)	(20)
Worldgate Communications, Inc.*‡	(582,655)	(58)
Xybernaut Corp.*	(34,156)	0
Yext, Inc.*	(24,620)	(488,953)
Zoom Video Communications, Inc., Class A*	(1,982)	(644,348)
Zscaler, Inc.*	(1,969)	(282,236)
		(8,204,642)
Materials—0.0%
Mountain Province Diamonds, Inc.*	(6,099)	(1,800)
Real Estate—1.2%
Redfin Corp.*	(21,039)	(1,000,825)
Utilities—0.2%
Cadiz, Inc.*	(16,998)	(177,799)
TOTAL COMMON STOCKS (Proceeds $(19,731,425))		(21,427,436)
EXCHANGE TRADED FUNDS—(1.0%)
iShares 20+ Year Treasury Bond ETF	(5,198)	(843,063)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $(883,675))		(843,063)
TOTAL SECURITIES SOLD SHORT—(26.7%) (Proceeds $(20,615,100))		(22,270,499)
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN ††—(0.8%)
Call Options Written—(0.8%)
Blink Charging Co.
Expiration: 09/18/2020, Exercise Price: 10.00	(307)	(215,821)	$(10,745)
Carvana Co.
Expiration: 11/20/2020, Exercise Price: 220.00	(72)	(1,554,912)	(201,240)
JOYY, Inc.
Expiration: 11/20/2020, Exercise Price: 100.00	(55)	(469,920)	(27,500)
Medtronic PLC
Expiration: 02/19/2021, Exercise Price: 110.00	(61)	(655,567)	(39,650)
TESLA, Inc.
Expiration: 11/20/2020, Exercise Price: 460.00	(30)	(1,494,960)	(317,550)
UnitedHealth Group, Inc.
Expiration: 01/15/2021, Exercise Price: 330.00	(25)	(781,375)	(43,625)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(494,128))			(640,310)
TOTAL OPTIONS WRITTEN (Premiums received $(494,128))			(640,310)
OTHER ASSETS IN EXCESS OF LIABILITIES—18.3%			15,273,344
NET ASSETS—100.0%			$83,264,067

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $7,439,943.
(b)	—	Seven-day yield as of August 31, 2020.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. as of August 31, 2020, these securities amounted to $(82) or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  47

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$4,672,371	$4,672,371	$—	$—	$—
Consumer Discretionary	7,093,894	7,093,894	—	—	—
Consumer Staples	1,624,853	1,624,853	—	—	—
Energy	4,174,029	4,174,029	—	—	—
Financials	12,739,551	12,739,551	—	—	—
Health Care	14,235,778	14,235,778	—	—	—
Industrials	10,498,025	10,498,025	—	—	—
Information Technology	16,072,287	16,072,287	—	—	—
Materials	3,717,537	3,717,537	—	—	—
Real Estate	3,204,386	3,204,386	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	7,775,760	—	—	—	7,775,760
Short-Term Investments	5,093,061	5,093,061	—	—	—
Total Assets	$90,901,532	$83,125,772	$—	$—	$7,775,760

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Securities Sold Short
Communication Services	$(2,102,788)	$(2,102,788)	$—	$— **	$—
Consumer Discretionary	(2,698,287)	(2,698,287)	—	— **	—
Consumer Staples	(657,813)	(657,813)	—	— **	—
Energy	(150,954)	(150,935)	(19)	—	—
Financials	(371,027)	(371,027)	—	—	—
Health Care	(3,921,306)	(3,921,305)	—	(1)	—
Industrials	(2,140,195)	(2,140,175)	—	(20)	—
Information Technology	(8,204,642)	(8,204,581)	—	(61)	—
Materials	(1,800)	(1,800)	—	—	—
Real Estate	(1,000,825)	(1,000,825)	—	—	—
Utilities	(177,799)	(177,799)	—	—	—
Exchange Traded Funds	(843,063)	(843,063)	—	—	—
Options Written
Equity Contracts	(640,310)	(640,310)	—	—	—
Total Liabilities	$(22,910,809)	$(22,910,708)	$(19)	$(82)	$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

48  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—99.7%
COMMON STOCKS—99.7%
Communication Services—11.4%
Alphabet, Inc., Class A*†	22,304	$36,345,037
Alphabet, Inc., Class C*	10,701	17,487,360
Altice USA, Inc., Class A*†	264,599	7,297,640
Comcast Corp., Class A†	71,891	3,221,436
Electronic Arts, Inc.*	40,450	5,641,562
Facebook, Inc., Class A*	82,644	24,231,221
Live Nation Entertainment, Inc.*	83,873	4,763,986
Momo, Inc. - SP ADR	164,642	3,358,697
NetEase, Inc. - ADR	9,535	4,645,547
Nexstar Media Group, Inc., Class A	69,139	6,638,035
T-Mobile US, Inc.*	78,945	9,211,303
Yelp, Inc.*†	153,240	3,542,909
		126,384,733
Consumer Discretionary—10.1%
AutoNation, Inc.*	55,246	3,141,288
AutoZone, Inc.*	8,689	10,394,738
Booking Holdings, Inc.*	1,311	2,504,600
Bright Horizons Family Solutions, Inc.*	37,994	5,053,582
eBay, Inc.†	77,872	4,265,828
Flutter Entertainment PLC*	50,960	8,373,505
Foot Locker, Inc.	126,404	3,833,833
Gentex Corp.†	117,838	3,187,518
GVC Holdings PLC	539,798	5,707,185
Harley-Davidson, Inc.	325,906	9,030,855
Las Vegas Sands Corp.*	161,813	8,205,537
LKQ Corp.*	199,215	6,323,084
Mohawk Industries, Inc.*	49,439	4,564,703
PVH Corp.*	62,176	3,466,934
Ralph Lauren Corp.*	41,433	2,851,833
Tapestry, Inc.*	258,087	3,801,621
Token Corp.	101,700	6,616,120
TS Tech Co., Ltd.	82,100	2,401,585
Whirlpool Corp.	18,329	3,257,430
Williams-Sonoma, Inc.	36,410	3,195,342
Wyndham Destinations, Inc.	96,169	2,787,939
Wyndham Hotels & Resorts, Inc.	101,802	5,330,353
Wynn Macau Ltd.	1,670,800	3,136,253
		111,431,666
Consumer Staples—6.9%
British American Tobacco PLC - SP ADR	232,818	7,862,264
Coca-Cola European Partners PLC†	337,454	13,889,607
Kimberly-Clark Corp.	38,617	6,092,218
Koninklijke Ahold Delhaize NV	193,574	5,823,810
Mondelez International, Inc.,Class A	103,775	6,062,536
Nomad Foods Ltd.*	478,890	11,809,427
PepsiCo, Inc.	24,532	3,435,952
Philip Morris International, Inc.†	150,703	12,024,592
Procter & Gamble Co., (The)	64,837	8,968,902
		75,969,308
Energy—6.6%
BP PLC - SP ADR	384,143	8,040,113
Canadian Natural Resources Ltd.	201,086	3,955,362
ChampionX Corp.*†	507,683	5,198,674
ConocoPhillips†	252,525	9,568,172
Diamondback Energy, Inc.	91,891	3,580,073
	NUMBER OF SHARES	VALUE
Energy—(continued)
Marathon Petroleum Corp.†	194,986	$6,914,204
Parsley Energy, Inc., Class A	568,140	6,107,505
Petroleo Brasileiro SA - SP ADR	809,249	6,611,564
Phillips 66	94,306	5,514,072
Royal Dutch Shell PLC, Class A	438,803	6,459,054
Royal Dutch Shell PLC, Class A - SP ADR	322,564	9,573,699
World Fuel Services Corp.	77,370	2,042,568
		73,565,060
Financials—16.4%
Allstate Corp., (The)†	31,182	2,899,926
American Express Co.	19,325	1,963,227
American International Group, Inc.†	339,673	9,898,071
Ameriprise Financial, Inc.	76,787	12,040,202
AXA SA	149,565	3,051,724
Bank of America Corp.†	464,475	11,955,587
Bank of New York Mellon Corp., (The)†	269,490	9,965,740
Barclays PLC	1,380,794	2,021,672
Berkshire Hathaway, Inc., Class B*†	42,585	9,285,234
BNP Paribas SA	73,410	3,198,332
Citigroup, Inc.†	183,574	9,384,303
DBS Group Holdings Ltd.	138,300	2,119,443
Discover Financial Services†	60,874	3,231,192
DNB ASA	117,823	1,887,423
Everest Re Group Ltd.	18,062	3,975,085
Fifth Third Bancorp†	391,589	8,090,229
Goldman Sachs Group, Inc., (The)†	16,593	3,399,408
Hana Financial Group, Inc.	101,840	2,410,270
Huntington Bancshares, Inc.†	849,231	7,991,264
ING Groep NV	480,097	3,918,571
JPMorgan Chase & Co.†	115,457	11,567,637
KBC Group NV	34,370	1,962,993
KeyCorp†	522,266	6,434,317
Moody’s Corp.	20,326	5,988,853
Navient Corp.†	107,370	975,993
Nordea Bank Abp	275,459	2,220,728
Regions Financial Corp.	173,736	2,008,388
Reinsurance Group of America, Inc.	36,346	3,332,201
S&P Global, Inc.	17,183	6,296,195
SLM Corp.†	383,208	2,927,709
Sumitomo Mitsui Financial Group, Inc.	83,400	2,452,392
TD Ameritrade Holding Corp.	67,540	2,592,185
Truist Financial Corp.†	292,256	11,342,455
UBS Group AG	269,139	3,270,039
United Overseas Bank Ltd.	175,800	2,520,761
Wells Fargo & Co.†	137,753	3,326,735
		181,906,484
Health Care—11.1%
Abbott Laboratories†	62,480	6,839,686
AbbVie, Inc.†	118,881	11,385,233
AmerisourceBergen Corp.	1,300	126,139
Anthem, Inc.†	20,377	5,736,533
AstraZeneca PLC	35,199	3,907,114
Avantor, Inc.*†	325,988	7,357,549
Biogen, Inc.*	9,757	2,806,504
Boston Scientific Corp.*†	62,990	2,583,850
Centene Corp.*	76,587	4,696,315
Change Healthcare, Inc.*†	422,318	5,975,800

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  49

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—(continued)
Cigna Corp.†	38,887	$6,897,387
CVS Health Corp.†	72,711	4,516,807
Envista Holdings Corp.*	54,945	1,318,131
HCA Healthcare, Inc.*	40,730	5,527,876
Humana, Inc.	10,566	4,386,686
ICON PLC*	2,457	458,009
IQVIA Holdings, Inc.*	9,413	1,541,379
Jazz Pharmaceuticals PLC*	7,918	1,064,100
Johnson & Johnson†	38,771	5,947,859
Medtronic PLC	46,509	4,998,322
Merck & Co., Inc.†	62,695	5,346,003
Molina Healthcare, Inc.*	4,226	781,683
Novartis AG - SP ADR	40,141	3,454,534
Novo Nordisk A/S, Class B	55,744	3,685,425
Pfizer, Inc.†	24,709	933,753
PPD, Inc.*	110,527	3,795,497
Sanofi	6,560	664,452
Stryker Corp.	18,670	3,699,647
Syneos Health, Inc.*	20,180	1,273,358
UnitedHealth Group, Inc.	33,104	10,346,655
Zimmer Biomet Holdings, Inc.	9,818	1,383,160
		123,435,446
Industrials—14.9%
Alaska Air Group, Inc.*	122,060	4,754,237
Altra Industrial Motion Corp.	129,138	5,042,839
AMETEK, Inc.†	77,830	7,837,481
ASGN, Inc.*	124,119	8,908,021
Brenntag AG	80,016	5,013,501
Caterpillar, Inc.	27,511	3,915,090
CH Robinson Worldwide, Inc.	38,825	3,816,498
Deere & Co.	32,371	6,799,852
Dover Corp.	38,203	4,196,218
Eaton Corp., PLC†	60,172	6,143,561
Expeditors International of Washington, Inc.	77,461	6,846,778
FTI Consulting, Inc.*	73,722	8,460,337
HD Supply Holdings, Inc.*	45,081	1,787,912
Hexcel Corp.*	114,767	4,520,672
Honeywell International, Inc.	28,969	4,795,818
Howden Joinery Group PLC	407,201	3,041,863
Howmet Aerospace, Inc.*	251,166	4,400,428
Hubbell, Inc.	21,992	3,187,081
Huntington Ingalls Industries, Inc.	15,367	2,328,408
Huron Consulting Group, Inc.*	122,793	5,326,760
ITT, Inc.	60,920	3,826,385
Kansas City Southern	38,696	7,044,220
MasTec, Inc.*	99,549	4,600,159
Norfolk Southern Corp.	32,385	6,882,784
Oshkosh Corp.	53,637	4,130,585
Owens Corning†	108,597	7,345,501
Parker-Hannifin Corp.†	15,302	3,152,365
Robert Half International, Inc.†	106,812	5,682,398
Teleperformance	9,507	2,931,639
Textron, Inc.	108,818	4,290,694
Union Pacific Corp.	47,575	9,155,333
WESCO International, Inc.*	101,936	4,775,702
		164,941,120
	NUMBER OF SHARES	VALUE
Information Technology—14.3%
Amdocs Ltd.†	123,093	$7,536,984
Applied Materials, Inc.	150,837	9,291,559
Arrow Electronics, Inc.*†	87,104	6,842,890
Broadcom, Inc.	14,668	5,091,996
Capgemini SA	41,668	5,780,100
Cisco Systems, Inc.†	159,937	6,752,540
Flex Ltd.*†	565,776	6,144,327
HP, Inc.†	359,603	7,030,239
InterDigital Inc.	54,557	3,336,161
Jabil, Inc.†	170,642	5,827,424
KLA-Tencor Corp.	16,541	3,393,221
Leidos Holdings, Inc.†	68,454	6,194,403
Micron Technology, Inc.*	126,961	5,777,995
Microsoft Corp.†	74,223	16,739,513
ON Semiconductor Corp.*†	197,783	4,226,623
Oracle Corp.†	130,028	7,440,202
Qorvo, Inc.*	46,618	5,979,691
Rackspace Technology, Inc.*	186,933	3,991,020
Samsung Electronics Co., Ltd.	310,015	14,076,587
Science Applications International Corp.	111,960	9,344,182
SS&C Technologies Holdings, Inc.	118,008	7,519,470
SYNNEX Corp.	41,208	5,239,597
Western Digital Corp.*	115,574	4,440,353
Xerox Holdings Corp.	1,323	24,952
		158,022,029
Materials—7.2%
Avery Dennison Corp.	26,571	3,066,028
Corteva, Inc.†	106,154	3,030,697
DuPont de Nemours, Inc.	206,980	11,541,205
Eagle Materials, Inc.*	84,911	6,943,172
FMC Corp.	98,337	10,508,292
Graphic Packaging Holding Co.†	233,540	3,264,889
Ingevity Corp.*	54,865	3,081,767
Kinross Gold Corp.*	556,834	4,943,564
Linde PLC	16,722	4,176,152
Mosaic Co., (The)†	605,867	11,044,955
Newmont Corp.	78,124	5,256,183
PPG Industries, Inc.	37,999	4,575,079
Valvoline, Inc.	149,870	3,057,348
Yamana Gold, Inc.	795,404	4,931,505
		79,420,836
Utilities—0.8%
CenterPoint Energy, Inc.	133,070	2,670,715
FirstEnergy Corp.	48,052	1,373,807
Vistra Energy Corp.	229,954	4,422,015
		8,466,537
TOTAL COMMON STOCKS (Cost $861,644,018)		1,103,543,219
WARRANTS—0.0%
Energy—0.0%
Vista Oil & Gas SAB de CV *	1,204,819	28,081
TOTAL WARRANTS (Cost $0)		28,081
TOTAL LONG POSITIONS—99.7% (Cost $861,531,160)		1,103,571,300

The accompanying notes are an integral part of the financial statements.

50  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT—(48.0%)
COMMON STOCKS—(48.0%)
Communication Services—(2.9%)
Lions Gate Entertainment Corp., Class A*	(548,067)	$(5,338,173)
Meredith Corp.*	(411,403)	(5,759,642)
Pearson PLC	(944,021)	(6,955,563)
Sinclair Broadcast Group, Inc., Class A	(159,382)	(3,316,739)
Twitter, Inc.*	(87,502)	(3,550,831)
ViacomCBS, Inc., Class B	(161,224)	(4,490,088)
Zillow Group, Inc., Class C*	(35,275)	(3,025,184)
		(32,436,220)
Consumer Discretionary—(7.3%)
CarMax, Inc.*	(59,650)	(6,378,374)
Carvana Co.*	(32,019)	(6,914,823)
Choice Hotels International, Inc.*	(33,650)	(3,341,109)
Floor & Decor Holdings, Inc., Class A*	(52,667)	(3,857,331)
LGI Homes, Inc.*	(48,305)	(5,403,397)
Mattel, Inc.*	(432,617)	(4,648,470)
Monro Muffler Brake, Inc.	(112,050)	(5,164,385)
Papa John’s International, Inc.	(39,356)	(3,868,301)
RH*	(10,580)	(3,497,219)
Scientific Games Corp.*	(198,475)	(4,105,455)
Service Corp International	(56,642)	(2,585,707)
Stitch Fix, Inc., Class A*	(100,224)	(2,420,410)
Tesla Motors, Inc.*	(10,725)	(5,344,482)
Texas Roadhouse, Inc.*	(86,582)	(5,453,800)
Thor Industries, Inc.	(15,969)	(1,507,953)
Vail Resorts, Inc.	(11,187)	(2,435,074)
Wayfair, Inc., Class A*	(16,603)	(4,923,786)
Whitbread PLC	(85,328)	(2,877,704)
Xinyi Glass Holdings Ltd.	(3,122,000)	(5,391,360)
		(80,119,140)
Consumer Staples—(3.4%)
BJ’s Wholesale Club Holdings, Inc.*	(73,962)	(3,284,652)
Cal-Maine Foods, Inc.*	(63,031)	(2,432,366)
Casey’s General Stores, Inc.	(18,938)	(3,368,123)
Hormel Foods Corp.	(55,508)	(2,829,798)
Japan Tobacco, Inc.	(235,100)	(4,395,640)
Kose Corp.	(41,500)	(4,869,941)
Kraft Heinz Co., (The)	(82,511)	(2,891,185)
Lamb Weston Holdings, Inc.	(68,636)	(4,313,773)
McCormick & Co., Inc.	(15,389)	(3,173,212)
National Beverage Corp.*	(60,659)	(4,932,790)
Rite Aid Corp.*	(84,357)	(1,098,328)
		(37,589,808)
Energy—(2.0%)
ChampionX Corp.*	0	(3)
EQT Corp.*	(297,126)	(4,715,390)
Equinor ASA - SP ADR	(163,844)	(2,629,696)
Equinor ASA	(225,730)	(3,652,698)
Hess Corp.	(42,010)	(1,934,140)
Murphy Oil Corp.	(229,727)	(3,156,449)
National Oilwell Varco, Inc.*	(335,970)	(4,031,640)
Oil Search Ltd.	(719,306)	(1,734,162)
		(21,854,178)
	NUMBER OF SHARES	VALUE
Financials—(8.7%)
Bank of Hawaii Corp.	(92,183)	$(5,073,752)
BOK Financial Corp.	(77,627)	(4,357,980)
Commonwealth Bank of Australia	(86,214)	(4,333,316)
Community Bank System, Inc.	(91,603)	(5,511,753)
Credit Acceptance Corp.*	(11,083)	(4,286,904)
Credit Suisse Group AG	(411,744)	(4,530,560)
Cullen/Frost Bankers, Inc.	(70,160)	(4,873,314)
CVB Financial Corp.	(273,735)	(4,984,714)
Deutsche Bank AG	(506,552)	(4,857,058)
First Financial Bankshares, Inc.	(183,890)	(5,567,270)
Franklin Resources, Inc.	(211,430)	(4,452,716)
Glacier Bancorp, Inc.	(130,241)	(4,569,505)
Hamilton Lane, Inc., Class A	(60,403)	(4,416,063)
Hang Seng Bank Ltd.	(289,300)	(4,547,079)
Independent Bank Corp.	(80,588)	(5,064,956)
M&T Bank Corp.	(38,427)	(3,967,972)
RLI Corp.	(46,820)	(4,391,248)
Trustmark Corp.	(195,021)	(4,579,093)
United Bankshares, Inc.	(114,203)	(2,985,266)
Westamerica Bancorporation	(82,671)	(5,031,357)
WisdomTree Investments, Inc.	(1,110,133)	(4,151,897)
		(96,533,773)
Health Care—(2.3%)
ABIOMED, Inc.*	(4,770)	(1,467,347)
Acadia Healthcare Co., Inc.*	(63,959)	(1,976,973)
Allogene Therapeutics, Inc.*	(61,355)	(2,187,306)
Glaukos Corp.*	(57,993)	(2,773,805)
Inovalon Holdings, Inc., Class A*	(184,429)	(4,563,696)
Inspire Medical Systems, Inc.*	(3,650)	(435,993)
LivaNova Plc*	(48,137)	(2,257,625)
Medpace Holdings, Inc.*	(2,436)	(316,169)
Moderna, Inc.*	(35,509)	(2,304,179)
Royalty Pharma PLC, Class A*	(51,235)	(2,120,104)
SmileDirectClub, Inc.*	(168,214)	(1,365,898)
Tabula Rasa HealthCare, Inc.*	(50,754)	(2,568,152)
Teva Pharmaceutical Industries Ltd. - SP ADR*	(135,490)	(1,337,286)
		(25,674,533)
Industrials—(6.8%)
AO Smith Corp.	(50,669)	(2,481,261)
BrightView Holdings, Inc.*	(469,822)	(5,769,414)
Cubic Corp.	(136,667)	(6,434,282)
Fraport AG Frankfurt Airport Services Worldwide	(57,356)	(2,616,259)
Healthcare Services Group, Inc.	(93,324)	(1,941,139)
Kawasaki Heavy Industries Ltd.	(291,800)	(4,123,834)
Keio Corp.	(63,800)	(3,858,367)
Kennametal, Inc.	(54,702)	(1,587,452)
Komax Holding AG	(14,971)	(2,528,225)
Lennox International, Inc.	(14,640)	(4,104,031)
Lindsay Corp.	(13,750)	(1,374,038)
NTN Corp.	(1,698,800)	(3,264,916)
Odakyu Electric Railway Co., Ltd.	(135,200)	(3,348,284)
Proto Labs, Inc.*	(49,989)	(7,348,383)
Societe BIC SA	(67,251)	(3,881,779)
Sotetsu Holdings, Inc.	(155,500)	(4,238,717)
Spirit Airlines, Inc.*	(166,640)	(2,979,523)
Stadler Rail AG	(52,763)	(2,359,288)
TransDigm Group, Inc.	(4,757)	(2,376,930)

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  51

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—(continued)
Trex Co., Inc.*	(26,588)	$(3,974,640)
Trinity Industries, Inc.	(154,471)	(3,162,021)
Wartsila OYJ Abp	(189,638)	(1,623,604)
		(75,376,387)
Information Technology—(6.8%)
Altair Engineering, Inc., Class A*	(117,366)	(4,931,719)
Appian Corp.*	(54,828)	(3,357,667)
Blackline, Inc.*	(51,264)	(4,478,936)
Brooks Automation, Inc.	(48,919)	(2,525,688)
Ceridian HCM Holding, Inc.*	(42,215)	(3,356,937)
Cognex Corp.	(84,391)	(5,839,013)
Cree, Inc.*	(70,657)	(4,458,457)
Crowdstrike Holdings, Inc., Class A*	(24,612)	(3,094,467)
Fiserv, Inc.*	(51,878)	(5,166,011)
Guidewire Software, Inc.*	(42,548)	(4,778,566)
Jack Henry & Associates, Inc.	(26,629)	(4,404,969)
MongoDB, Inc.*	(17,455)	(4,080,979)
Plantronics, Inc.*	(167,806)	(2,074,082)
Q2 Holdings, Inc.*	(51,226)	(4,983,777)
Shopify, Inc., Class A*	(2,852)	(3,041,430)
Slack Technologies, Inc., Class A*	(72,557)	(2,382,772)
Western Union Co., (The)	(211,151)	(4,981,052)
Workday, Inc., Class A*	(18,988)	(4,551,613)
Zoom Video Communications, Inc., Class A*	(9,158)	(2,977,266)
		(75,465,401)
Materials—(6.3%)
Agnico Eagle Mines Ltd.	(63,603)	(5,247,247)
Albemarle Corp.	(34,749)	(3,162,506)
Amcor PLC	(555,681)	(6,145,832)
Antofagasta PLC	(329,101)	(4,718,453)
BillerudKorsnas AB	(228,486)	(3,850,102)
Cleveland-Cliffs, Inc.*	(490,934)	(3,230,346)
Compass Minerals International, Inc.	(34,863)	(1,984,751)
Ecolab, Inc.	(25,558)	(5,036,971)
Ferro Corp.*	(239,001)	(2,980,342)
Greif, Inc., Class A	(58,003)	(2,137,411)
International Flavors & Fragrances, Inc.	(54,293)	(6,720,930)
Mitsubishi Chemical Holdings Corp.	(873,000)	(5,098,037)
Nippon Paper Industries Co., Ltd.	(227,300)	(2,892,808)
Quaker Chemical Corp.	(29,224)	(5,552,560)
Umicore SA	(81,436)	(3,737,897)
United States Steel Corp.	(505,837)	(3,960,704)
Wacker Chemie AG	(33,968)	(3,327,165)
		(69,784,062)
	NUMBER OF SHARES	VALUE
Real Estate—(1.5%)
Iron Mountain, Inc.	(147,665)	$(4,443,240)
Public Storage	(28,089)	(5,966,103)
Sun Communities, Inc.	(40,508)	(6,038,933)
		(16,448,276)
TOTAL COMMON STOCKS (Proceeds $(498,776,463))		(531,281,778)
TOTAL SECURITIES SOLD SHORT—(48.0%) (Proceeds $(498,776,463))		(531,281,778)
OTHER ASSETS IN EXCESS OF LIABILITIES—48.3%		535,109,559
NET ASSETS—100.0%		$1,107,399,081

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	The rate shown is as of August 31, 2020.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2020, these securities amounted to $28,081 or 0.0% of net assets

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

52  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2020, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
United States
International Game Technology	Goldman Sachs	9/15/2020	0.16%	Monthly	352,244	$3,920,476	$259,993
Total Long						3,920,476	259,993
Short
China
Semiconductor Manufacturing	Goldman Sachs	12/31/2020	0.04	Monthly	(631,100)	$(1,993,650)	$172,115
Saudi Arabia
Saudi Arabian Oil Co.	Goldman Sachs	9/15/2020	0.08	Monthly	(536,984)	(5,086,744)	(100,133)
South Korea
Celltrion Health	Macquarie	9/15/2020	0.08	Monthly	(26,058)	(2,194,156)	9,020
Celltrion Inc.	Goldman Sachs	9/15/2020	0.08	Monthly	(6,831)	(1,705,022)	47,608
Sillajen, Inc.	Goldman Sachs	9/15/2020	0.08	Monthly	(307,496)	(3,132,167)	(10,028)
							46,600
Taiwan
Formosa Petrochemical Corp.	Macquarie	9/15/2020	0.08	Monthly	(1,034,000)	(2,887,083)	98,984
Total Short						(16,998,822)	217,566
Net unrealized gain/(loss) on Contracts For Difference							$477,559

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  53

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Communication Services	$126,384,733	$126,384,733	$—	$—
Consumer Discretionary	111,431,666	85,197,018	26,234,648	—
Consumer Staples	75,969,308	70,145,498	5,823,810	—
Energy	73,565,060	67,106,006	6,459,054	—
Financials	181,906,484	154,142,175	27,764,309	—
Health Care	123,435,446	115,178,455	8,256,991	—
Industrials	164,941,120	153,954,117	10,987,003	—
Information Technology	158,022,029	138,165,342	19,856,687	—
Materials	79,420,836	79,420,836	—	—
Utilities	8,466,537	8,466,537	—	—
Warrants	28,081	—	—	28,081
Contracts For Difference
Equity Contracts	587,719	259,993	327,726	—
Total Assets	$1,104,159,019	$998,420,710	$105,710,228	$28,081

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Communication Services	$(32,436,220)	$(25,480,657)	$(6,955,563)	$—
Consumer Discretionary	(80,119,140)	(71,850,076)	(8,269,064)	—
Consumer Staples	(37,589,808)	(28,324,227)	(9,265,581)	—
Energy	(21,854,178)	(16,467,318)	(5,386,860)	—
Financials	(96,533,773)	(78,265,760)	(18,268,013)	—
Health Care	(25,674,533)	(25,674,533)	—	—
Industrials	(75,376,387)	(43,533,114)	(31,843,273)	—
Information Technology	(75,465,401)	(75,465,401)	—	—
Materials	(69,784,062)	(46,159,600)	(23,624,462)	—
Real Estate	(16,448,276)	(16,448,276)	—	—
Contracts For Difference
Equity Contracts	(110,160)	—	(110,160)	—
Total Liabilities	$(531,391,938)	$(427,668,962)	$(103,722,976)	$—

The accompanying notes are an integral part of the financial statements.

54  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—99.3%
Communication Services—6.5%
Activision Blizzard, Inc.	86,648	$7,236,841
Alphabet, Inc., Class A*	7,778	12,674,484
Comcast Corp., Class A	164,250	7,360,042
Electronic Arts, Inc.*	27,997	3,904,742
Facebook, Inc., Class A*	38,855	11,392,286
Fox Corp., Class A(a)	137,089	3,819,299
Interpublic Group of Cos., Inc., (The)	444,821	7,900,021
Momo, Inc. - SP ADR	152,849	3,118,120
NetEase, Inc. - ADR	17,608	8,578,794
Omnicom Group, Inc.	58,677	3,173,839
T-Mobile US, Inc.*	118,022	13,770,807
		82,929,275
Consumer Discretionary—9.4%
AutoZone, Inc.*	8,587	10,272,714
eBay, Inc.(a)	181,813	9,959,716
Foot Locker, Inc.(a)	282,397	8,565,101
Gentex Corp.	90,025	2,435,176
Harley-Davidson, Inc.(a)	141,439	3,919,275
International Game Technology PLC *	428,541	4,769,661
Las Vegas Sands Corp. *	67,100	3,402,641
Lear Corp. *	46,783	5,329,987
LKQ Corp.*	344,078	10,921,036
Lowe’s Cos., Inc.	99,108	16,322,097
Magna International, Inc.	62,858	3,055,527
Melco Resorts & Entertainment Ltd. - ADR*	291,754	5,695,038
Mohawk Industries, Inc.*	57,180	5,279,429
NVR, Inc.*	2,091	8,715,999
Target Corp.	51,552	7,795,178
Whirlpool Corp.(a)	41,972	7,459,264
Wyndham Destinations, Inc.	86,050	2,494,590
Wyndham Hotels & Resorts, Inc.(a)	75,108	3,932,655
		120,325,084
Consumer Staples—2.0%
Altria Group, Inc.	114,441	5,005,649
Ambev SA - ADR*	1,237,464	2,784,294
Coca-Cola European Partners PLC	95,209	3,918,802
Nomad Foods Ltd.*	283,360	6,987,658
Philip Morris International, Inc.	85,725	6,839,998
		25,536,401
Energy—2.9%
Canadian Natural Resources Ltd.	234,734	4,617,218
ChampionX Corp.*	128,162	1,312,379
Cimarex Energy Co.	151,110	4,197,836
Diamondback Energy, Inc.	137,828	5,369,779
EOG Resources, Inc.	143,213	6,493,277
Marathon Oil Corp.*(a)	734,403	3,877,648
Phillips 66	65,928	3,854,810
Schlumberger Ltd.	200,124	3,804,357
World Fuel Services Corp.	112,658	2,974,171
		36,501,475
Financials—21.8%
Aflac, Inc.	267,338	9,709,716
Alleghany Corp.	20,822	11,547,048
Allstate Corp., (The)(a)	147,917	13,756,281
Aon PLC, Class A	37,927	7,585,021
Bank of America Corp.	1,144,430	29,457,628
Charles Schwab Corp., (The)(a)	161,003	5,720,437
Chubb Ltd.	131,770	16,471,250
	NUMBER OF SHARES	VALUE
Financials—(continued)
Citigroup, Inc.	448,740	$22,939,589
Discover Financial Services	98,997	5,254,761
Fifth Third Bancorp	425,941	8,799,941
Globe Life, Inc.	83,125	6,856,150
Goldman Sachs Group, Inc., (The)	62,555	12,815,643
Huntington Bancshares, Inc.(a)	1,136,735	10,696,676
JPMorgan Chase & Co.	231,644	23,208,412
Loews Corp.	418,629	15,012,036
Markel Corp.*	6,081	6,609,013
Renaissance Holdings Ltd.	55,162	10,135,466
State Street Corp.(a)	57,377	3,906,800
Synchrony Financial(a)	218,236	5,414,435
TD Ameritrade Holding Corp.	279,675	10,733,927
Travelers Cos., Inc., (The)	114,534	13,290,525
Truist Financial Corp.	411,304	15,962,708
White Mountains Insurance Group Ltd.	13,506	12,039,249
		277,922,712
Health Care—24.5%
Abbott Laboratories	163,142	17,859,155
Alcon, Inc.*(a)	61,172	3,507,602
AmerisourceBergen Corp.	102,431	9,938,880
Anthem, Inc.	55,338	15,578,754
Avantor, Inc.*(a)	515,698	11,639,304
Biogen, Inc.*	43,336	12,465,167
Centene Corp.*	272,976	16,738,888
Change Healthcare, Inc.*	326,011	4,613,056
Cigna Corp.	40,735	7,225,167
GlaxoSmithKline PLC - SP ADR(a)	163,881	6,489,688
Humana, Inc.	23,739	9,855,721
Jazz Pharmaceuticals PLC*	44,783	6,018,387
Johnson & Johnson	166,649	25,565,623
Laboratory Corp. of America Holdings*	38,026	6,683,069
McKesson Corp.	108,613	16,665,579
Medtronic PLC	235,156	25,272,215
Merck & Co., Inc.	180,113	15,358,235
Molina Healthcare, Inc.*	32,414	5,995,618
Novartis AG - SP ADR	242,098	20,834,954
Pfizer, Inc.	678,332	25,634,166
Roche Holding AG - SP ADR	199,168	8,703,642
Stryker Corp.	30,446	6,033,179
UnitedHealth Group, Inc.	60,105	18,785,818
Zimmer Biomet Holdings, Inc.	100,755	14,194,364
		311,656,231
Industrials—14.3%
AIR LEASE Corp.	223,319	6,940,754
Altra Industrial Motion Corp.	86,995	3,397,155
AMETEK, Inc.	76,141	7,667,399
ASGN, Inc.*	2,486	178,420
Boeing Co., *(The)	25,904	4,450,825
Caterpillar, Inc.	50,052	7,122,900
CH Robinson Worldwide, Inc.(a)	48,176	4,735,701
Cummins, Inc.	34,467	7,143,286
Curtiss-Wright Corp.	63,449	6,492,102
Deere & Co.	40,892	8,589,773
Dover Corp.	94,903	10,424,146
Eaton Corp., PLC	131,446	13,420,637
EnerSys	62,600	4,505,948
Expeditors International of Washington, Inc.	94,454	8,348,789

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  55

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—(continued)
General Dynamics Corp.	49,310	$7,364,448
Honeywell International, Inc.	26,088	4,318,868
Howmet Aerospace, Inc.*	416,210	7,291,999
Huntington Ingalls Industries, Inc.	21,959	3,327,228
Huron Consulting Group, Inc.*	87,721	3,805,337
Landstar System, Inc.	37,979	5,054,625
ManpowerGroup, Inc.	44,239	3,243,161
Masco Corp.	144,625	8,431,637
Oshkosh Corp.	65,713	5,060,558
Owens Corning	102,452	6,929,853
PACCAR, Inc.	96,134	8,252,143
Robert Half International, Inc.	79,029	4,204,343
Textron, Inc.	173,423	6,838,069
United Parcel Service, Inc., Class B	64,996	10,634,646
WESCO International, Inc.*	73,215	3,430,123
		181,604,873
Information Technology—12.7%
Amdocs Ltd.	66,987	4,101,614
Analog Devices, Inc.(a)	37,324	4,362,429
Arrow Electronics, Inc.*	80,999	6,363,281
Belden, Inc.	68,143	2,295,056
Cisco Systems, Inc.	288,498	12,180,386
Cognizant Technology Solutions Corp., Class A	187,221	12,517,596
Fidelity National Information Services, Inc.(a)	70,810	10,681,689
Flex Ltd.*	518,161	5,627,228
Hewlett Packard Enterprise Co.	374,431	3,620,748
Jabil, Inc.	278,634	9,515,351
Leidos Holdings, Inc.(a)	91,184	8,251,240
Microsoft Corp.	17,486	3,943,618
Oracle Corp.	323,841	18,530,182
Qorvo, Inc.*	185,569	23,802,936
Science Applications International Corp.	110,679	9,237,269
SS&C Technologies Holdings, Inc.(a)	161,947	10,319,263
TE Connectivity Ltd.(a)	153,341	14,812,741
Western Digital Corp.*(a)	56,920	2,186,866
		162,349,493
Materials—4.7%
Cemex SAB de CV - SP ADR	680,516	2,184,456
Corteva, Inc.	231,529	6,610,153
CRH PLC - SP ADR	191,519	7,105,355
DuPont de Nemours, Inc.	192,945	10,758,613
FMC Corp.	129,382	13,825,761
Ingevity Corp.*	61,198	3,437,492
Mosaic Co., (The)	271,522	4,949,846
PPG Industries, Inc.	38,561	4,642,744
Trinseo SA(a)	66,828	1,664,686
Valvoline, Inc.	230,898	4,710,319
		59,889,425
Utilities—0.5%
Vistra Energy Corp.	323,811	6,226,886
TOTAL COMMON STOCKS (Cost $967,419,945)		1,264,941,855
	NUMBER OF SHARES	VALUE
RIGHTS—0.0%
Information Technology—0.0%
CVR Banctec Inc. - Escrow Shares*‡	14,327	$0
TOTAL RIGHTS (Cost $0)		0
INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES
LENDING COLLATERAL—8.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%(b)	103,029,868	103,029,868
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $103,029,868)		103,029,868
SHORT-TERM INVESTMENTS—1.3%
U.S. Bank Money Market Deposit Account, 0.05%*(b)	17,069,178	17,069,178
TOTAL SHORT-TERM INVESTMENTS (Cost $17,069,178)		17,069,178
TOTAL INVESTMENTS—108.7% (Cost $1,087,518,991)		1,385,040,901
LIABILITIES IN EXCESS OF OTHER ASSETS—(8.7)%		(110,813,167)
NET ASSETS—100.0%		$1,274,227,734

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $99,392,526.
(b)	—	The rate shown is as of August 31, 2020.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. as of August 31, 2020, these securities amounted to $0 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

56  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$82,929,275	$82,929,275	$—	$—		$—
Consumer Discretionary	120,325,084	120,325,084	—	—		—
Consumer Staples	25,536,401	25,536,401	—	—		—
Energy	36,501,475	36,501,475	—	—		—
Financials	277,922,712	277,922,712	—	—		—
Health Care	311,656,231	311,656,231	—	—		—
Industrials	181,604,873	181,604,873	—	—		—
Information Technology	162,349,493	162,349,493	—	—		—
Materials	59,889,425	59,889,425	—	—		—
Utilities	6,226,886	6,226,886	—	—		—
Rights	—	—	—	—	**	—
Investments Purchased with Proceeds from Securities Lending Collateral	103,029,868	—	—	—		103,029,868
Short-Term Investments	17,069,178	17,069,178	—	—		—
Total Assets	$1,385,040,901	$1,282,011,033	$—	$—	**	$103,029,868

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  57

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—99.4%
Consumer Discretionary—4.4%
BJ’s Restaurants, Inc.*	11,443	$360,684
Del Taco Restaurants, Inc.*	17,586	147,898
El Pollo Loco Holdings, Inc.*(a)	5,561	99,375
Everi Holdings, Inc.*	6,245	48,461
Hudson Ltd., Class A*	12,648	95,366
WW International, Inc.*	3,977	93,380
		845,164
Consumer Staples—7.9%
elf Beauty, Inc.*	10,455	204,186
Farmer Brothers Co.*	9,994	62,862
Fresh Del Monte Produce, Inc.(a)	16,182	375,261
Ingles Markets, Inc., Class A(a)	2,136	86,295
Landec Corp., Class A*	24,818	254,136
MGP Ingredients, Inc.(a)	3,013	107,112
Primo Water Corp.	13,017	178,073
TreeHouse Foods, Inc.*(a)	5,525	236,525
		1,504,450
Energy—10.5%
Ardmore Shipping Corp.	28,931	107,045
Brigham Minerals, Inc., Class A	22,993	271,547
Diamondback Energy, Inc.	6,522	254,097
EQT Corp.*	588	9,332
Euronav NV	18,282	166,732
Magnolia Oil & Gas Corp., Class A*(a)	58,208	374,859
Matrix Service Co.*	15,577	143,931
National Energy Services Reunited Corp.*(a)	32,233	243,037
Newpark Resources, Inc.*	57,592	112,304
StealthGas, Inc.*	37,238	108,363
Teekay Tankers Ltd., Class A(a)	17,991	225,607
		2,016,854
Financials—24.1%
Ameris Bancorp	10,266	251,722
Axis Capital Holdings Ltd.	4,077	194,718
Banner Corp.	7,895	285,167
Blucora, Inc.*	8,341	99,508
Byline Bancorp, Inc.	6,162	77,888
Essent Group Ltd.	11,207	400,090
First Foundation, Inc.	21,094	320,418
First Interstate BancSystem, Inc., Class A(a)	7,536	247,181
Hanover Insurance Group, Inc., (The)	1,409	144,408
HomeStreet, Inc.	13,564	371,247
Kemper Corp.	2,845	220,943
MGIC Investment Corp.	19,395	177,852
National Bank Holdings Corp., Class A	8,333	236,991
Peoples Bancorp Inc.	4,566	96,525
Popular, Inc.	12,141	449,703
Premier Financial Corp.	10,929	199,727
Renasant Corp.	4,861	123,324
Triumph Bancorp, Inc.*	5,186	148,112
Washington Trust Bancorp, Inc.	5,550	185,259
Webster Financial Corp.	13,563	372,982
		4,603,765
	NUMBER OF SHARES	VALUE
Health Care—3.2%
Accuray, Inc.*	39,701	$92,503
BioSpecifics Technologies Corp.*	1,952	125,904
Invacare Corp.*	15,430	104,616
PetIQ, Inc.*(a)	8,117	285,556
		608,579
Industrials—16.7%
Air Transport Services Group, Inc.*(a)	7,659	194,692
Alaska Air Group, Inc.*	7,423	289,126
Argan, Inc.(a)	5,824	246,530
Beacon Roofing Supply, Inc.*	9,629	326,327
Echo Global Logistics, Inc.*	3,687	100,729
Great Lakes Dredge & Dock Corp.*	14,310	134,085
Heartland Express, Inc.	8,331	172,327
Hillenbrand, Inc.	2,727	86,473
ICF International, Inc.	3,512	239,905
JetBlue Airways Corp.*(a)	15,816	182,200
KAR Auction Services, Inc.	12,510	216,923
Korn/Ferry International	3,158	96,319
Matthews International Corp., Class A	10,018	219,394
Maxar Technologies, Inc.	10,341	239,394
Orion Group Holdings, Inc.*	9,883	25,794
Tutor Perini Corp.*(a)	15,275	191,701
Vectrus, Inc.*	5,285	229,422
		3,191,341
Information Technology—7.1%
Alpha & Omega Semiconductor Ltd.*	7,572	102,601
Axcelis Technologies, Inc.*	10,905	257,685
Benchmark Electronics, Inc.	4,565	89,520
Celestica, Inc.*	10,438	82,982
KBR, Inc.	13,846	346,011
MicroStrategy, Inc., Class A*	860	124,218
NeoPhotonics Corp.*(a)	11,562	77,003
QAD, Inc., Class A	1,181	53,712
SMART Global Holdings, Inc.*(a)	9,141	230,353
		1,364,085
Materials—7.8%
AdvanSix, Inc.*	8,354	106,346
CF Industries Holdings, Inc.	7,563	246,781
Chemours Co., (The)	4,649	96,048
Kronos Worldwide, Inc.	10,022	125,175
Mosaic Co., (The)	16,257	296,365
Schweitzer-Mauduit International, Inc.	5,587	169,454
Tronox Holdings, Class A PLC	20,187	180,876
Valvoline, Inc.(a)	13,178	268,831
		1,489,876
Real Estate—13.0%
Brixmor Property Group, Inc.*	18,982	223,988
Equity Commonwealth	6,997	219,636
Getty Realty Corp.	3,955	115,842
Industrial Logistics Properties Trust	9,109	196,481
Investors Real Estate Trust	3,063	217,779
NexPoint Residential Trust, Inc.	4,929	204,061
Piedmont Office Realty Trust, Inc., Class A(a)	15,865	242,893
Plymouth Industrial REIT, Inc.	10,860	144,981

The accompanying notes are an integral part of the financial statements.

58  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE

Real Estate—(continued)
RE/MAX Holdings, Inc., Class A	2,879	$101,168
Realogy Holdings Corp.*(a)	30,195	334,561
RMR Group, Class A, Inc., (The)	3,911	110,368
UMH Properties, Inc.	26,337	382,940
		2,494,698
Utilities—4.7%
ALLETE, Inc.	2,912	157,131
Avista Corp.	5,228	192,704
New Jersey Resources Corp.	6,779	204,319
NorthWestern Corp.	1,461	75,446
Portland General Electric Co.	2,065	78,780
South Jersey Industries, Inc.(a)	8,694	192,573
		900,953
TOTAL COMMON STOCKS (Cost $17,839,379)		19,019,765
WARRANTS—0.0%
Energy—0.0%
TETRA Technologies, Inc. *‡	20,950	2
TOTAL WARRANTS (Cost $4,475)		2
	NUMBER OF SHARES	VALUE
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—14.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%(b)	2,795,892	$2,795,892
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $2,795,892)		2,795,892
SHORT-TERM INVESTMENTS—1.2%
U.S. Bank Money Market Deposit Account, 0.05%*(b)	238,703	238,703
TOTAL SHORT-TERM INVESTMENTS (Cost $238,703)		238,703
TOTAL INVESTMENTS—115.2% (Cost $20,878,449)		22,054,362
LIABILITIES IN EXCESS OF OTHER ASSETS—(15.2)%		(2,904,119)
NET ASSETS—100.0%		$19,150,243

*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $2,683,729.
(b)	—	Seven-day yield as of August 31, 2020.
‡	—	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2020, these securities amounted to $2 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  59

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Consumer Discretionary	$845,164	$845,164	$—	$—	$—
Consumer Staples	1,504,450	1,504,450	—	—	—
Energy	2,016,854	2,016,854	—	—	—
Financials	4,603,765	4,603,765	—	—	—
Health Care	608,579	608,579	—	—	—
Industrials	3,191,341	3,191,341	—	—	—
Information Technology	1,364,085	1,364,085	—	—	—
Materials	1,489,876	1,489,876	—	—	—
Real Estate	2,494,698	2,494,698	—	—	—
Utilities	900,953	900,953	—	—	—
Warrants	2	—	—	2	—
Investments Purchased with Proceeds from Securities Lending Collateral	2,795,892	—	—	—	2,795,892
Short-Term Investments	238,703	238,703	—	—	—
Total Assets	$22,054,362	$19,258,468	$—	$2	$2,795,892

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

60  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—97.6%
Austria—0.3%
Andritz AG	15,308	$512,033
Bermuda—2.0%
Axis Capital Holdings Ltd.	19,836	947,367
Everest Re Group Ltd.	11,521	2,535,542
		3,482,909
Brazil—0.3%
JBS SA	145,100	592,742
Canada—1.1%
Barrick Gold Corp.	37,641	1,115,075
Yamana Gold, Inc.	144,484	895,801
		2,010,876
Denmark—0.4%
FLSmidth & Co., A/S	25,819	745,613
France—9.9%
Accor SA	27,900	855,239
AXA SA	44,379	905,509
Capgemini SA	26,488	3,674,361
Cie Generale des Etablissements Michelin SCA	12,532	1,419,364
Eiffage SA	22,517	2,070,746
Peugeot SA	121,394	2,092,898
Sanofi	26,392	2,673,203
TOTAL SA	53,886	2,137,762
Vinci SA	10,640	996,871
Vivendi SA	24,484	697,050
		17,523,003
Germany—5.8%
Bayer AG, Registered Shares	27,495	1,828,742
Brenntag AG	26,658	1,670,290
Deutsche Telekom AG	63,951	1,127,263
HeidelbergCement AG	13,857	879,112
Rheinmetall AG	22,643	2,099,097
Siemens AG	20,045	2,777,538
		10,382,042
Greece—0.6%
Hellenic Telecommunications Organization SA	62,422	1,018,589
Ireland—1.5%
CRH PLC	73,007	2,724,563
Italy—0.7%
Leonardo SpA	193,255	1,307,467
Japan—8.4%
Fuji Corp.	92,800	1,666,194
Fuji Electric Co., Ltd.	10,700	333,815
Hitachi Ltd.	49,700	1,653,444
KDDI Corp.	73,300	2,130,674
Kurita Water Industries Ltd.	28,900	905,114
NEC Corp.	16,700	881,780
Sony Corp.	52,600	4,118,812
Sumitomo Mitsui Financial Group, Inc.	27,900	820,405
Taiyo Yuden Co., Ltd.	43,300	1,164,928
Tokyo Electron Ltd.	2,700	692,572
Zenkoku Hosho Co., Ltd.	17,000	601,533
		14,969,271
	NUMBER OF SHARES	VALUE
Netherlands—3.5%
Aalberts NV	17,019	$640,554
ING Groep NV	175,840	1,435,213
Koninklijke Ahold NV	28,786	866,047
NXP Semiconductors NV	13,547	1,703,671
Royal Dutch Shell PLC, Class A	103,538	1,524,049
		6,169,534
Norway—0.5%
Yara International ASA	19,975	836,880
Singapore—1.4%
DBS Group Holdings Ltd.	84,400	1,293,428
United Overseas Bank Ltd.	81,600	1,170,046
		2,463,474
South Korea—2.7%
GS Retail Co., Ltd.	24,057	666,295
KB Financial Group, Inc.	37,074	1,150,244
KT Corp. - SP ADR	153,722	1,512,625
Samsung Electronics Co., Ltd.	18,385	834,792
SK Hynix, Inc.	9,445	596,886
		4,760,842
Sweden—0.9%
Husqvarna AB, Class B	68,308	743,763
Sandvik AB	42,817	843,100
		1,586,863
Switzerland—5.0%
Glencore PLC	485,550	1,193,889
Novartis AG	31,721	2,733,939
Roche Holding AG	3,684	1,288,733
STMicroelectronics NV	55,683	1,684,130
UBS Group AG	155,667	1,893,745
		8,794,436
United Kingdom—8.5%
BAE Systems PLC	355,478	2,467,766
BP PLC	335,626	1,170,930
Direct Line Insurance Group PLC	500,267	1,977,067
Howden Joinery Group PLC	99,492	743,223
Inchcape PLC	202,798	1,366,146
Nomad Foods Ltd.*	62,583	1,543,297
Persimmon PLC	43,757	1,520,485
Redrow PLC	211,290	1,278,811
Smith & Nephew PLC	43,200	871,807
Tesco PLC	684,097	1,997,736
WH Smith PLC	12,983	204,445
		15,141,713
United States—44.1%
Allstate Corp., (The)(a)	27,490	2,556,570
American Express Co.	16,521	1,678,368
American International Group, Inc.	33,412	973,626
Anthem, Inc.	8,869	2,496,801
Applied Materials, Inc.	25,811	1,589,958
AutoZone, Inc.*	1,322	1,581,522
Bank of America Corp.	40,675	1,046,974
Berkshire Hathaway, Inc., Class B*	7,412	1,616,112
Cigna Corp.	17,778	3,153,284
Cisco Systems, Inc.	16,866	712,082
Citigroup, Inc.	29,129	1,489,074
Corteva, Inc.	30,780	878,769
CVS Health Corp.	44,797	2,782,790
Diamondback Energy, Inc.	14,205	553,427

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  61

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Dick’s Sporting Goods, Inc.(a)	15,923	$861,753
DuPont de Nemours, Inc.	60,145	3,353,685
Eaton Corp. PLC	23,648	2,414,461
Goldman Sachs Group Inc., (The)	8,626	1,767,209
Graphic Packaging Holding Co.(a)	96,725	1,352,215
Harley-Davidson, Inc.	13,877	384,532
Honeywell International, Inc.	9,026	1,494,254
Huntington Bancshares Inc.(a)	169,206	1,592,228
ITT, Inc.	21,747	1,365,929
JPMorgan Chase & Co.	23,810	2,385,524
KeyCorp(a)	127,743	1,573,794
Laboratory Corp. of America Holdings*	7,176	1,261,182
LKQ Corp.*	37,981	1,205,517
Lowe’s Cos., Inc.	8,078	1,330,366
MasTec, Inc.*(a)	28,222	1,304,139
McKesson Corp.(a)	6,843	1,049,990
Medtronic PLC	19,609	2,107,379
Merck & Co, Inc.	31,419	2,679,098
Micron Technology, Inc.*	26,821	1,220,624
Mosaic Co., (The)	65,999	1,203,162
Newmont Goldcorp Corp.	12,481	839,722
Nexstar Media Group, Inc., Class A(a)	9,304	893,277
NVR, Inc.*	309	1,288,017
Oracle Corp.(a)	26,898	1,539,104
Owens Corning	42,227	2,856,234
Pfizer, Inc.	43,507	1,644,129
PPG Industries, Inc.	6,017	724,447
Raytheon Technologies Corp.	12,200	744,200
Science Applications International Corp.	26,945	2,248,830
SYNNEX Corp.	17,793	2,262,380
TE Connectivity Ltd.	17,849	1,724,213
Textron, Inc.	31,590	1,245,594
Tyson Foods, Inc., Class A	13,779	865,321
Valvoline, Inc.	31,116	634,766
Vistra Energy Corp.	142,743	2,744,948
Zimmer Biomet Holdings, Inc.	6,885	969,959
		78,241,539
TOTAL COMMON STOCKS (Cost $151,737,463)		173,264,389
	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—0.9%
Brazil—0.3%
Petroleo Brasileiro SA 2.767%	156,300	$629,651
South Korea—0.6%
Samsung Electronics Co., Ltd. 2.952%	25,043	1,000,381
TOTAL PREFERRED STOCKS (Cost $1,340,312)		1,630,032
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—7.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%(b)	12,352,274	12,352,274
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $12,352,274)		12,352,274
SHORT-TERM INVESTMENTS—1.4%
U.S. Bank Money Market Deposit Account, 0.05%(b)	2,526,679	2,526,679
TOTAL SHORT-TERM INVESTMENTS—1.4% (Cost $2,526,679)		2,526,679
TOTAL INVESTMENTS—106.9% (Cost $167,956,728)		189,773,374
LIABILITIES IN EXCESS OF OTHER ASSETS—(6.9)%		(12,303,356)
NET ASSETS—100.0%		$177,470,018

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $11,827,284.
(b)	—	The rate shown is as of August 31, 2020.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

62  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Austria	$512,033	$—	$512,033	$—	$—
Bermuda	3,482,909	3,482,909	—	—	—
Brazil	592,742	592,742	—	—	—
Canada	2,010,876	2,010,876	—	—	—
Denmark	745,613	—	745,613	—	—
France	17,523,003	—	17,523,003	—	—
Germany	10,382,042	—	10,382,042	—	—
Greece	1,018,589	—	1,018,589	—	—
Ireland	2,724,563	—	2,724,563	—	—
Italy	1,307,467	—	1,307,467	—	—
Japan	14,969,271	—	14,969,271	—	—
Netherlands	6,169,534	1,703,671	4,465,863	—	—
Norway	836,880	—	836,880	—	—
Singapore	2,463,474	—	2,463,474	—	—
South Korea	4,760,842	1,512,625	3,248,217	—	—
Sweden	1,586,863	—	1,586,863	—	—
Switzerland	8,794,436	—	8,794,436	—	—
United Kingdom	15,141,713	1,543,297	13,598,416	—	—
United States	78,241,539	78,241,539	—	—	—
Preferred Stock
Brazil	629,651	629,651	—	—	—
South Korea	1,000,381	—	1,000,381	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	12,352,274	—	—	—	12,352,274
Short-Term Investments	2,526,679	2,526,679	—	—	—
Total Assets	$189,773,374	$92,243,989	$85,177,111	$—	$12,352,274

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  63

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—100.4%
COMMON STOCKS—99.5%
Australia—0.6%
Orica Ltd.	62,112	$794,079
Austria—0.6%
Andritz AG	25,601	856,321
Bermuda—2.1%
Axis Capital Holdings Ltd.†	17,109	817,126
Everest Re Group Ltd.†	9,473	2,084,818
		2,901,944
Brazil—1.1%
JBS SA	244,100	997,163
Vasta Platform Ltd.*	29,864	469,163
		1,466,326
Canada—2.7%
Bausch Health Cos., Inc.*	31,752	527,718
Kinross Gold Corp.*	206,607	1,834,254
Yamana Gold, Inc.	217,027	1,345,567
		3,707,539
China—1.9%
Alibaba Group Holding Ltd. - SP ADR*	8,995	2,581,835
France—7.0%
Accor SA	25,000	766,343
BNP Paribas SA	62,276	2,713,245
Capgemini SA	9,990	1,385,793
Eiffage SA	12,928	1,188,906
Peugeot SA	73,965	1,275,197
Sanofi	22,840	2,313,427
		9,642,911
Germany—3.3%
Brenntag AG	14,860	931,071
Deutsche Telekom AG	49,995	881,261
HeidelbergCement AG	20,829	1,321,428
Siemens AG	10,532	1,459,368
		4,593,128
Greece—0.6%
Hellenic Telecommunications Organization SA	50,163	818,550
Hong Kong—1.3%
Topsports International Holdings Ltd.	647,000	798,991
WH Group Ltd.	1,068,000	920,515
		1,719,506
Hungary—0.5%
OTP Bank PLC	18,695	629,617
Ireland—0.8%
CRH PLC	27,821	1,038,257
Italy—1.1%
Enel SpA	75,547	684,090
Leonardo SpA	129,713	877,574
		1,561,664
Japan—10.0%
Fuji Corp.	96,500	1,732,626
Hitachi Ltd.	63,800	2,122,530
KDDI Corp.	57,300	1,665,589
Kurita Water Industries Ltd.	5,300	165,990
Kyudenko Corp.	34,700	991,342
NEC Corp.	15,900	839,538
Sanwa Holdings Corp.	78,700	790,880
Sony Corp.	42,500	3,327,937
	NUMBER OF SHARES	VALUE
Japan—(continued)
Taiyo Yuden Co., Ltd.	35,600	$957,770
Tokyo Electron Ltd.	4,300	1,102,986
		13,697,188
Macao—0.6%
Wynn Macau Ltd.	456,800	857,458
Netherlands—1.7%
Aalberts NV	25,847	972,818
NXP Semiconductors NV	11,179	1,405,871
		2,378,689
Norway—0.5%
Crayon Group Holding ASA*	55,940	623,989
South Korea—4.3%
GS Retail Co., Ltd.	38,155	1,056,760
Hana Financial Group, Inc.	47,220	1,117,566
KB Financial Group, Inc.	27,325	847,775
KT Corp. - SP ADR†	149,816	1,474,190
Samsung Electronics Co., Ltd.	31,148	1,414,311
		5,910,602
Switzerland—5.0%
Glencore PLC	403,692	992,613
Novartis AG	12,984	1,119,053
STMicroelectronics NV	75,348	2,278,897
UBS Group AG	197,944	2,408,060
		6,798,623
Taiwan—0.7%
Simplo Technology Co., Ltd.	88,000	1,003,342
		1,003,342

United Kingdom—6.3%
Coca-Cola European Partners PLC†	42,105	1,733,042
Nomad Foods Ltd.*	55,947	1,379,653
Persimmon PLC	32,283	1,121,782
Redrow PLC	153,202	927,239
Rio Tinto PLC	11,873	738,390
Tesco PLC	784,441	2,290,766
WH Smith PLC	30,228	476,005
		8,666,877
United States—46.8%
Activision Blizzard, Inc.†	8,137	679,602
Allstate Corp., (The)†#	18,707	1,739,751
Alphabet, Inc., Class C*†	1,460	2,385,903
American International Group, Inc.	40,822	1,189,553
Anthem, Inc.	5,307	1,494,027
Applied Materials, Inc.†#	19,781	1,218,510
AutoZone, Inc.*	949	1,135,298
Bank of America Corp.	39,739	1,022,882
Berkshire Hathaway, Inc., Class B*†	7,918	1,726,441
CF Industries Holdings, Inc.	27,806	907,310
Change Healthcare, Inc.*	13,279	187,898
Cigna Corp.†	5,766	1,022,715
Citigroup, Inc.†	22,164	1,133,024
Corteva, Inc.†#	41,215	1,176,688
CVS Health Corp.†	24,855	1,543,993
Diamondback Energy, Inc.	25,180	981,013
Dick’s Sporting Goods, Inc.	20,040	1,084,565
DuPont de Nemours, Inc.	33,890	1,889,706
Eagle Materials, Inc.*	10,627	868,970
Eaton Corp. PLC†	13,886	1,417,761
Electronic Arts, Inc.*†#	6,492	905,439
FedEx Corp.	3,194	702,169
Goldman Sachs Group Inc., (The)	4,214	863,322

The accompanying notes are an integral part of the financial statements.

64  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Graphic Packaging Holding Co.†	112,398	$1,571,324
II-VI, Inc.*	17,126	762,107
JPMorgan Chase & Co.	33,614	3,367,787
KeyCorp	109,992	1,355,101
Laboratory Corp. of America Holdings*†	4,294	754,670
Lennar Corp., Class A#	8,775	656,545
Lowe’s Cos., Inc.#	11,600	1,910,404
Marathon Petroleum Corp.†	18,490	655,655
MasTec, Inc.*	15,186	701,745
McKesson Corp.	8,333	1,278,615
Medtronic PLC†	8,267	888,454
Micron Technology, Inc.*	18,583	845,712
Microsoft Corp.†#	20,491	4,621,335
Nexstar Media Group, Inc., Class A	9,519	913,919
Oracle Corp.†#	19,480	1,114,646
Owens Corning†	17,193	1,162,935
Parsley Energy, Inc., Class A†	105,379	1,132,824
Pfizer, Inc.†#	45,895	1,734,372
Rackspace Technology, Inc.*	32,588	695,754
Science Applications International Corp.	14,074	1,174,616
SYNNEX Corp.	15,605	1,984,176
Tyson Foods, Inc., Class A†#	15,352	964,106
Viper Energy Partners LP	44,480	452,806
Virtu Financial, Inc., Class A	39,676	1,024,831
Vistra Energy Corp.†	130,555	2,510,573
VMware, Inc., Class A*#	9,849	1,422,590
Zimmer Biomet Holdings, Inc.#	9,891	1,393,445
		64,327,587
TOTAL COMMON STOCKS (Cost $114,838,744)		136,576,032
SHORT-TERM INVESTMENTS—0.9%
U.S. Bank Money Market Deposit Account, 0.05%(a)	1,219,600	1,219,600
TOTAL SHORT-TERM INVESTMENTS (Cost $1,219,600)		1,219,600
TOTAL INVESTMENTS—100.4% (Cost $116,058,344)		137,795,632
SECURITIES SOLD SHORT—(39.1%)
COMMON STOCKS—(39.1%)
Australia—(0.8%)
Commonwealth Bank of Australia	(7,736)	(388,829)
Technology One Ltd.	(55,623)	(330,936)
WiseTech Global Ltd.	(17,249)	(357,854)
		(1,077,619)
Canada—(0.8%)
Shopify, Inc., Class A*	(408)	(435,099)
TC Energy Corp.	(13,825)	(646,442)
		(1,081,541)
China—(0.5%)
Pinduoduo, Inc. - ADR*	(7,090)	(630,585)
Germany—(2.3%)
Beiersdorf AG	(6,263)	(723,937)
Deutsche Bank AG	(76,003)	(728,752)
Fraport AG Frankfurt Airport Services Worldwide	(12,273)	(559,825)
Rational AG	(1,900)	(1,215,304)
		(3,227,818)
	NUMBER OF SHARES	VALUE
Hong Kong—(0.3%)
MTR Corp., Ltd.	(78,165)	$(406,579)
Japan—(6.3%)
Canon, Inc.	(32,400)	(555,714)
Hirose Electric Co., Ltd.	(2,300)	(260,300)
Japan Tobacco, Inc.	(30,000)	(560,907)
Kao Corp.	(4,900)	(373,367)
Kawasaki Heavy Industries Ltd.	(36,300)	(513,006)
Kose Corp.	(2,700)	(316,840)
Mani, Inc.	(24,200)	(615,070)
Mitsubishi Chemical Holdings Corp.	(110,600)	(645,868)
Nidec Corp.	(5,600)	(470,010)
NTN Corp.	(319,000)	(613,085)
Odakyu Electric Railway Co., Ltd.	(44,000)	(1,089,678)
PeptiDream, Inc.*	(10,000)	(406,003)
Sanrio Co., Ltd.	(28,100)	(469,525)
Seiko Epson Corp.	(57,000)	(679,589)
Sotetsu Holdings, Inc.	(38,500)	(1,049,457)
		(8,618,419)
Singapore—(0.7%)
SATS Ltd.	(418,100)	(920,583)
Sweden—(0.4%)
BillerudKorsnas AB	(35,775)	(602,826)
Switzerland—(0.5%)
Straumann Holding AG	(748)	(738,224)
United Kingdom—(0.9%)
Amcor PLC	(61,873)	(684,315)
Renishaw PLC	(7,927)	(506,339)
		(1,190,654)
United States—(25.6%)
ABIOMED, Inc.*	(1,405)	(432,206)
Acadia Healthcare Co., Inc.*	(12,710)	(392,866)
Alteryx, Inc., Class A*	(2,832)	(342,191)
Appfolio, Inc., Class A*	(2,731)	(458,890)
Appian Corp.*	(7,133)	(436,825)
Beyond Meat, Inc.*	(5,014)	(681,152)
Blackline, Inc.*	(8,306)	(725,695)
Brooks Automation, Inc.	(10,118)	(522,392)
Cal-Maine Foods, Inc.*	(11,839)	(456,867)
CarMax, Inc.*	(9,432)	(1,008,564)
Carvana Co.*	(7,929)	(1,712,347)
Casey’s General Stores, Inc.	(3,439)	(611,626)
Choice Hotels International, Inc.*	(6,515)	(646,874)
Cincinnati Financial Corp.	(6,675)	(530,062)
Cognex Corp.	(8,515)	(589,153)
Compass Minerals International, Inc.	(9,109)	(518,575)
Credit Acceptance Corp.*	(1,194)	(461,839)
Cree, Inc.*	(16,764)	(1,057,808)
Cullen/Frost Bankers, Inc.	(6,424)	(446,211)
CVB Financial Corp.	(32,358)	(589,239)
Delek US Holdings, Inc.	(37,059)	(582,938)
Ecolab, Inc.	(6,294)	(1,240,422)
First Financial Bankshares, Inc.	(20,751)	(628,237)
Floor & Decor Holdings, Inc., Class A*	(6,720)	(492,173)
Glaukos Corp.*	(11,603)	(554,972)
Guidewire Software, Inc.*	(4,593)	(515,840)
Hamilton Lane, Inc., Class A	(7,476)	(546,570)
Hormel Foods Corp.	(27,132)	(1,383,189)
Inspire Medical Systems, Inc.*	(4,449)	(531,433)

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  65

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

		NUMBER OF SHARES	VALUE
United States—(continued)
International Flavors & Fragrances, Inc.		(10,301)	$(1,275,161)
John Bean Technologies Corp.		(9,359)	(959,391)
Lennox International, Inc.		(3,558)	(997,414)
LGI Homes, Inc.*		(7,399)	(827,652)
McCormick & Co., Inc.		(2,702)	(557,152)
Middleby Corp., (The)*		(8,895)	(870,821)
Moderna, Inc.*		(4,734)	(307,189)
MongoDB, Inc.*		(2,057)	(480,927)
Murphy Oil Corp.		(36,805)	(505,701)
Netflix, Inc.*		(1,386)	(733,970)
Novanta, Inc.*		(5,994)	(642,377)
Q2 Holdings, Inc.*		(4,193)	(407,937)
RLI Corp.		(7,074)	(663,470)
Slack Technologies, Inc., Class A*		(11,834)	(388,629)
Sun Communities, Inc.		(2,387)	(355,854)
Tabula Rasa HealthCare, Inc.*		(6,004)	(303,802)
Tesla, Inc.*		(2,375)	(1,183,510)
Trade Desk Inc., Class A, (The)*		(1,483)	(713,768)
TransDigm Group, Inc.		(1,715)	(856,934)
Trex Co., Inc.*		(4,576)	(684,066)
Trustmark Corp.		(15,358)	(360,606)
Twitter, Inc.*		(10,573)	(429,052)
Westamerica Bancorporation		(8,555)	(520,657)
Zillow Group, Inc., Class A*		(12,209)	(1,041,184)
			(35,164,380)
TOTAL COMMON STOCKS (Proceeds $(45,559,367))			(53,659,228)
TOTAL SECURITIES SOLD SHORT—-(39.1%) (Proceeds $(45,559,367))			(53,659,228)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN††—(1.5%)
Call Options Written—(1.5%)
Allstate Corp., (The)
Expiration:
01/15/2021,
Exercise Price:
105.00	(148)	(1,376,400)	(29,600)
Applied Materials, Inc.
Expiration:
01/15/2021,
Exercise Price:
65.00	(118)	(726,880)	(58,410)
Corteva, Inc.
Expiration:
01/15/2021,
Exercise Price:
26.00	(412)	(1,176,260)	(173,040)
Electronic Arts, Inc.
Expiration:
01/15/2021,
Exercise Price:
130.00	(53)	(739,191)	(93,147)
LENNAR Corp.
Expiration:
01/15/2021,
Exercise Price:
70.00	(87)	(650,934)	(98,310)
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
Call Options Written—(continued)
Lowe’s Cos., Inc.
Expiration:
01/15/2021,
Exercise Price:
155.00	(115)	(1,893,935)	$(212,750)
Microsoft Corp.
Expiration:
12/18/2020,
Exercise Price:
190.00	(65)	(1,465,945)	(275,275)
Expiration:
01/15/2021,
Exercise Price:
200.00	(137)	(3,089,761)	(509,640)
Oracle Corp.
Expiration:
01/15/2021,
Exercise Price:
55.00	(173)	(989,906)	(97,399)
Pfizer, Inc.
Expiration:
01/15/2021,
Exercise Price:
37.00	(455)	(1,719,445)	(129,220)
Tyson Foods, Inc.
Expiration:
01/15/2021,
Exercise Price:
65.00	(153)	(960,840)	(62,730)
VMware, Inc.
Expiration:
01/15/2021,
Exercise Price:
150.00	(92)	(1,328,848)	(105,800)
Zimmer Biomet Holdings, Inc.
Expiration:
03/19/2021,
Exercise Price:
130.00	(98)	(1,380,624)	(208,250)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(1,870,386))			(2,053,571)
TOTAL OPTIONS WRITTEN (Premiums received $(1,870,386))			(2,053,571)
OTHER ASSETS IN EXCESS OF LIABILITIES—40.2%			55,081,740
NET ASSETS—100.0%			$137,164,573

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	The rate shown is as of August 31, 2020
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	—	Security segregated as collateral for options written.
††	—	Primary risk exposure is equity contracts.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

66  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2020, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Short
South Korea
Celltrion, Inc.	Goldman Sachs	9/15/2020	0.08%	Monthly	(2,057)	$(513,429)	$14,323
Taiwan
Formosa Petrochemical Corp.	Macquarie	9/15/2020	0.08	Monthly	(249,000)	(695,245)	17,183
United Kingdom
Antofagasta PLC	Goldman Sachs	12/31/2021	0.06	Monthly	(52,985)	(759,667)	34,668
Croda International PLC	Goldman Sachs	9/15/2020	0.06	Monthly	(4,776)	(375,926)	4,299
Pearson PLC	Goldman Sachs	9/15/2020	0.06	Monthly	(82,397)	(607,102)	9,853
Rolls-Royce Holdings PLC	Goldman Sachs	9/15/2020	0.06	Monthly	(123,441)	(389,790)	26,206
						(2,132,485)	75,026
Total Short						(3,341,159)	106,532
Net unrealized gain/(loss) on Contracts For Difference							$106,532

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  67

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Australia	$794,079	$—	$794,079	$—
Austria	856,321	—	856,321	—
Bermuda	2,901,944	2,901,944	—	—
Brazil	1,466,326	1,466,326	—	—
Canada	3,707,539	3,707,539	—	—
China	2,581,835	2,581,835	—	—
France	9,642,911	—	9,642,911	—
Germany	4,593,128	—	4,593,128	—
Greece	818,550	—	818,550	—
Hong Kong	1,719,506	—	1,719,506	—
Hungary	629,617	—	629,617	—
Ireland	1,038,257	—	1,038,257	—
Italy	1,561,664	—	1,561,664	—
Japan	13,697,188	—	13,697,188	—
Macao	857,458	—	857,458	—
Netherland	2,378,689	1,405,871	972,818	—
Norway	623,989	—	623,989	—
South Korea	5,910,602	1,474,190	4,436,412	—
Switzerland	6,798,623	—	6,798,623	—
Taiwan	1,003,342	—	1,003,342	—
United Kingdom	8,666,877	3,112,695	5,554,182	—
United States	64,327,587	64,327,587	—	—
Short-Term Investments	1,219,600	1,219,600	—	—
Contracts For Difference Equity Contracts	106,532	—	106,532	—
Total Assets	$137,902,164	$82,197,587	$55,704,577	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Australia	$(1,077,619)	$—	$(1,077,619)	$—
Canada	(1,081,541)	(1,081,541)	—	—
China	(630,585)	(630,585)	—	—
Germany	(3,227,818)	(1,215,304)	(2,012,514)	—
Hong Kong	(406,579)	—	(406,579)	—
Japan	(8,618,419)	—	(8,618,419)	—
Singapore	(920,583)	—	(920,583)	—
Sweden	(602,826)	—	(602,826)	—
Switzerland	(738,224)	—	(738,224)	—
United Kingdom	(1,190,654)	(684,315)	(506,339)	—
United States	(35,164,380)	(35,164,380)	—	—
Options Written
Equity Contracts	(2,053,571)	(1,579,134)	(474,437)	—
Contracts For Difference Equity Contracts	—	—	—	—
Total Liabilities	$(55,712,799)	$(40,355,259)	$(15,357,540)	$—

The accompanying notes are an integral part of the financial statements.

68  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND)	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—94.7%
COMMON STOCKS—69.0%
Brazil—4.9%
Ambev SA - ADR*†	102,215	$229,984
Cia Brasileira de Distribuicao	20,900	244,155
Localiza Rent a Car SA	57,500	509,245
Pagseguro Digital Ltd., Class A*†	5,766	242,979
Petroleo Brasileiro SA - SP ADR†	55,447	453,002
Vasta Platform Ltd.*	41,268	648,320
Vivara Participacoes SA*	148,100	633,112
		2,960,797
Canada—1.2%
Kinross Gold Corp.*†	79,351	704,637
Chile—0.2%
Geopark Ltd.*†	10,077	89,891
Sociedad Quimica y Minera de Chile SA - SP ADR†	567	17,781
		107,672
China—18.0%
21Vianet Group, Inc. - ADR*†	17,473	405,548
China Construction Bank Corp., Class H	1,434,000	1,010,559
China Meidong Auto Holdings Ltd.	388,000	1,311,027
China Vanke Co., Ltd., Class H	30,700	95,297
CIFI Holdings Group Co., Ltd.	220,165	187,140
ENN Energy Holdings Ltd.	25,600	283,647
Industrial & Commercial Bank of China Ltd., Class H	571,000	318,252
Lomon Billions Group Co., Ltd., Class A†	91,780	314,136
Longfor Group Holdings Ltd.	39,000	206,330
Momo, Inc. - SP ADR†	9,177	187,211
Muyuan Foodstuff Co., Ltd., Class A†	111,530	1,427,930
NetEase, Inc. - ADR†	2,051	999,268
Ping An Insurance Group Co. of China Ltd., Class H	99,966	1,067,278
Tencent Holdings Ltd.	14,500	990,616
Trip.com Group Ltd. - ADR†	32,815	992,326
Vipshop Holdings Ltd. - ADR*†	26,780	442,138
Zhongsheng Group Holdings Ltd.	97,500	608,057
		10,846,760
Colombia—0.2%
Ecopetrol SA	188,950	110,612
France—0.5%
Total SA	6,916	274,371
Greece—0.3%
JUMBO SA	9,597	166,696
Hong Kong—2.8%
AIA Group Ltd.	26,520	271,691
China Overseas Land & Investment Ltd.	33,000	95,452
Melco Resorts & Entertainment Ltd. - ADR*†	38,096	743,634
Swire Properties Ltd.	212,000	573,837
		1,684,614
Hungary—0.7%
OTP Bank PLC	11,896	400,638
	NUMBER OF SHARES	VALUE
India—6.4%
Bandhan Bank Ltd.*	109,288	$454,781
Bharti Airtel Ltd.	137,757	960,230
Gujarat State Petronet Ltd.	56,074	155,153
HDFC Bank Ltd. - ADR†	7,839	388,814
HDFC Bank Ltd.	50,155	761,057
Indraprastha Gas Ltd.	38,187	204,516
Mahanagar Gas Ltd.	12,622	163,209
Reliance Industries Ltd.	9,933	280,553
Tech Mahindra Ltd.	49,911	502,686
		3,870,999
Indonesia—1.5%
Bank Central Asia Tbk PT	130,700	281,524
Indah Kiat Pulp & Paper Corp. Tbk PT	81,400	51,937
Indofood Sukses Makmur Tbk PT	1,107,600	579,466
		912,927
Ireland—0.1%
Kenmare Resources PLC	14,919	46,866
Macao—3.5%
Sands China Ltd.	274,400	1,207,930
Wynn Macau Ltd.	486,800	913,771
		2,121,701
Mexico—3.8%
Coca-Cola Femsa SAB de CV - SP ADR†	2,426	101,382
Concentradora Fibra Danhos SA de CV	200,900	190,048
Fomento Economico Mexicano SAB de CV - SP ADR†	17,230	1,005,026
Grupo Financiero Banorte SAB de CV	36,000	123,718
Industrias Bachoco SAB de CV, Class B	73,000	230,890
Macquarie Mexico Real Estate Management SA de CV	567,800	660,643
		2,311,707
Peru—0.3%
Credicorp Ltd.†	1,534	200,156
Poland—0.8%
PLAY Communications SA	60,309	499,813
Russia—1.2%
Sberbank of Russia PJSC - SP ADR	35,222	429,708
Tatneft PJSC	39,766	292,789
		722,497
South Africa—1.6%
Capitec Bank Holdings Ltd.	3,355	164,662
Distell Group Holdings Ltd.	23,267	99,034
Naspers Ltd., Class N	1,354	246,881
Oceana Group Ltd.	64,709	240,188
PSG Group Ltd.	23,962	63,032
SPAR Group Ltd., (The)	14,041	133,735
		947,532
South Korea—10.2%
Celltrion Healthcare Co., Ltd.*	7,634	642,804
Celltrion, Inc.*	2,656	662,939
Grand Korea Leisure Co., Ltd.	27,325	272,014
GS Retail Co., Ltd.	9,687	268,296
Innocean Worldwide, Inc.	1,688	78,083
KB Financial Group, Inc.	15,159	470,318
Kia Motors Corp.	3,782	134,512

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  69

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND)	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
South Korea—(continued)
Mirae Asset Daewoo Co., Ltd.	39,233	$306,376
Paradise Co., Ltd.	9,797	109,374
Samsung Biologics Co., Ltd.*	980	640,268
Samsung Electronics Co., Ltd.	12,105	549,642
Samsung Heavy Industries Co., Ltd.*	77,270	334,600
Samsung Securities Co., Ltd.	7,651	193,761
SK Hynix, Inc.	21,091	1,332,867
Spigen Korea Co., Ltd.	2,703	157,814
		6,153,668
Taiwan—8.5%
Chenbro Micom Co., Ltd.	121,000	377,036
Chicony Electronics Co., Ltd.	149,000	449,487
Chicony Power Technology Co., Ltd.	134,000	337,754
ChipMOS Technologies, Inc.	58,000	57,560
Global Mixed Mode Technology, Inc.	87,000	450,484
ITEQ Corp.	39,000	159,195
Johnson Health Tech Co., Ltd.	69,000	180,466
Lotes Co., Ltd.	32,000	466,085
Radiant Opto-Electronics Corp.	121,000	444,327
Simplo Technology Co., Ltd.	50,000	570,081
Taiwan PCB Techvest Co., Ltd.	98,000	141,607
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR†	2,718	215,401
Taiwan Union Technology Corp.	85,000	344,447
Wiwynn Corp.	34,000	906,951
		5,100,881
Turkey—0.7%
Enerjisa Enerji AS	124,623	138,527
Mavi Giyim Sanayi Ve Ticaret AS, Class B*	26,192	132,740
Ulker Biskuvi Sanayi AS	44,209	137,712
		408,979
United States—1.6%
Micron Technology, Inc.*†	8,839	402,263
National Energy Services Reunited Corp.*†	72,786	548,806
		951,069
TOTAL COMMON STOCKS (Cost $37,717,562)		41,505,592
PREFERRED STOCKS—3.8%
Brazil—0.7%
Itau Unibanco Holding SA 5.228%	102,900	446,460
South Korea—3.1%
Samsung Electronics Co., Ltd. 2.952%	46,561	1,859,951
TOTAL PREFERRED STOCKS (Cost $1,716,148)		2,306,411
SHORT-TERM INVESTMENTS—21.9%
U.S. Bank Money Market Deposit Account, 0.05%(a)	13,137,380	13,137,380
TOTAL SHORT-TERM INVESTMENTS (Cost $13,137,380)		13,137,380
TOTAL INVESTMENTS—94.7% (Cost $52,571,090)		56,949,383
	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT—(15.6%)
COMMON STOCKS—(0.9%)
Mexico—(0.3%)
Grupo Financiero Inbursa SAB de CV	(267,200)	$(195,375)
United Kingdom—(0.6%)
Antofagasta PLC	(24,671)	(353,718)
TOTAL COMMON STOCKS (Proceeds $(527,355))		(549,093)
EXCHANGE TRADED FUNDS—(14.7%)
Hong Kong—(5.3%)
ChinaAMC ETF Series	(444,600)	(3,170,173)
Ireland—(2.5%)
iShares MSCI EM UCITS ETF USD Dist	(34,483)	(1,513,391)
United States—(6.9%)
iShares MSCI Emerging Markets ETF	(66,360)	(2,955,674)
iShares MSCI India ETF	(16,766)	(559,482)
iShares MSCI South Africa ETF	(7,153)	(265,877)
VanEck Vectors Russia ETF	(16,143)	(366,123)
		(4,147,156)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $(7,856,016))		(8,830,720)
TOTAL SECURITIES SOLD SHORT—(15.6%) (Proceeds $(8,383,371))		(9,379,813)
OTHER ASSETS IN EXCESS OF LIABILITIES—20.9%		12,605,938
NET ASSETS—100.0%		$60,175,508

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	—	The rate shown is as of August 31, 2020.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

70  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND)	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2020, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Austria
Erste Group Bank AG	Goldman Sachs	9/15/2020	-0.52%	Monthly	8,036	$195,144	$672
Canada
Yamana Gold Inc.	Goldman Sachs	9/15/2020	0.16	Monthly	57,812	358,434	(3,535)
China
Agricultural Bank of China	Goldman Sachs	9/15/2020	0.23	Monthly	653,000	218,086	(19,574)
Alibaba Group Holding Ltd.	Goldman Sachs	12/31/2021	0.23	Monthly	18,800	676,703	65,266
Alibaba Group Holding Ltd. - SP ADR	Goldman Sachs	9/15/2020	0.16	Monthly	17,355	4,981,406	482,153
China Construction Bank Corp., Class H	Goldman Sachs	9/15/2020	0.23	Monthly	68,000	47,921	(3,683)
China Merchants Bank	Goldman Sachs	9/15/2020	0.23	Monthly	33,500	159,827	(17,435)
China Shenhua Energy Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.23	Monthly	65,500	108,769	226
Industrial & Commercial Bank of China Ltd., Class H	Goldman Sachs	9/15/2020	0.23	Monthly	476,000	265,303	(26,501)
Netdragon Websoft Holdings	Goldman Sachs	9/15/2020	0.23	Monthly	65,000	166,451	(28,592)
PICC Property & Casualty Co. Ltd., Class H	Goldman Sachs	9/15/2020	0.23	Monthly	348,000	268,361	(3,183)
Sinopec Engineering Group Co., Ltd.	Goldman Sachs	9/15/2020	0.23	Monthly	345,500	153,060	(3,005)
Tencent Holdings Ltd.	Goldman Sachs	12/31/2021	0.23	Monthly	35,000	2,391,143	78,364
						9,437,030	524,036
France
Total SA	Goldman Sachs	9/15/2020	-0.52	Monthly	2,557	101,441	1,344
Greece
Hellenic Telecommunications Organization SA	Goldman Sachs	9/15/2020	-0.52	Monthly	16,882	275,477	7,375
Hong Kong
Champion Real Estate Investment Trust	Goldman Sachs	9/15/2020	0.23	Monthly	269,000	142,178	1,226
Fortune Real Estate Investment Trust	Goldman Sachs	9/15/2020	0.23	Monthly	326,000	281,602	10,057
Hang Lung Properties	Goldman Sachs	9/15/2020	0.23	Monthly	123,000	346,594	17,204
Sands China Ltd.	Goldman Sachs	9/15/2020	0.23	Monthly	205,600	905,067	48,003
Wynn Macau Ltd.	Goldman Sachs	9/15/2020	0.23	Monthly	239,200	449,001	1,991
						2,124,442	78,481
Macao
MGM China Holdings Ltd.	Goldman Sachs	9/15/2020	0.23	Monthly	378,000	549,085	41,729
Portugal
Jeronimo Martins	Goldman Sachs	9/15/2020	-0.52	Monthly	11,968	196,957	(2,769)
Russia
Detsky Mir PJSC	Goldman Sachs	9/15/2020	0.16	Monthly	336,010	528,378	(22,572)
Novolipetsk Steel PJSC	Goldman Sachs	9/15/2020	0.16	Monthly	140,040	292,118	(13,529)
Sberbank of Russia PJSC - SP ADR	Goldman Sachs	12/31/2021	0.16	Monthly	19,980	243,756	(12,871)
						1,064,252	(48,972)
Singapore
DBR Group Holdings Ltd.	Goldman Sachs	9/15/2020	0.14	Monthly	38,700	593,076	9,992
United Overseas Bank Ltd.	Goldman Sachs	9/15/2020	0.14	Monthly	23,700	339,830	(1,088)
						932,906	8,904
South Africa
Naspers Ltd., Class N	Goldman Sachs	9/15/2020	0.16	Monthly	9,263	339,026	19,574

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  71

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND)	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
South Korea
Hana Financial Group, Inc.	Goldman Sachs	12/31/2021	0.16	Monthly	23,305	$551,565	$(20,101)
Posco	Goldman Sachs	9/15/2020	0.16	Monthly	2,784	430,952	(42,312)
Samsung Electronics Co., Ltd.	Goldman Sachs	12/31/2021	0.16	Monthly	24,339	1,105,140	(88,970)
SK Hynix Inc.	Goldman Sachs	9/15/2020	0.16	Monthly	1,361	86,010	(3,745)
						2,173,667	(155,128)
Switzerland
Glencore PLC	Goldman Sachs	12/31/2020	0.05	Monthly	81,726	200,951	14,796
Taiwan
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	9/15/2020	0.16	Monthly	11,609	920,013	(2,016)
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	Goldman Sachs	12/31/2021	0.16	Monthly	87,251	1,271,691	(13,551)
						2,191,704	(15,567)
Total Long						20,140,516	470,940
Short
Brazil
Aliansce Sonae Shopping Center	Goldman Sachs	9/15/2020	0.08	Monthly	(41,100)	$(197,829)	$10,198
Banco Santander	Goldman Sachs	9/15/2020	0.08	Monthly	(30,700)	(160,042)	1,553
Cielo SA	Goldman Sachs	9/15/2020	0.08	Monthly	(442,200)	(370,484)	19,955
Hapvida Participacoes, Class E	Goldman Sachs	9/15/2020	0.08	Monthly	(11,000)	(131,113)	(4,806)
Multiplan Empreendimentos	Goldman Sachs	9/15/2020	0.08	Monthly	(54,200)	(208,252)	7,715
Notre Dame Intermedica Participacoes SA	Goldman Sachs	9/15/2020	0.08	Monthly	(10,800)	(147,851)	(15,820)
						(1,215,571)	18,795
China
Air China Ltd.	Goldman Sachs	9/15/2020	0.06	Monthly	(670,000)	(460,668)	(13,782)
China International Capital Corp. Ltd., Class H	Goldman Sachs	9/15/2020	0.06	Monthly	(122,400)	(290,490)	11,119
China Life Insurance Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.06	Monthly	(105,000)	(255,783)	5,568
China Southern Airlines Co.	Goldman Sachs	9/15/2020	0.06	Monthly	(1,016,000)	(534,720)	(36,796)
New China Life Insurance Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.06	Monthly	(113,700)	(453,015)	72,858
Tsingtao Brewery Co., Ltd., Class H	Goldman Sachs	12/31/2021	0.06	Monthly	(30,000)	(272,866)	(12,197)
						(2,267,542)	26,770
France
Edenred	Goldman Sachs	9/15/2020	-0.47	Monthly	(8,634)	(445,684)	(9,147)
Hong Kong
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	12/31/2021	0.06	Monthly	(133,200)	(211,262)	45,130
Fullshare Holdings	Goldman Sachs	9/15/2020	0.06	Monthly	(18,937,500)	(436,861)	(47,325)
Hang Seng Bank Ltd.	Goldman Sachs	9/15/2020	0.06	Monthly	(28,600)	(449,521)	994
Hong Kong & China Gas Co., Ltd.	Goldman Sachs	12/31/2021	0.06	Monthly	(313,734)	(456,168)	(11,750)
MTR Corp.	Goldman Sachs	9/15/2020	0.06	Monthly	(1,878)	(9,769)	(17)
SJM Holdings Ltd.	Goldman Sachs	12/31/2021	0.06	Monthly	(387,000)	(530,845)	(42,051)
Value Partners Group Ltd.	Goldman Sachs	12/31/2021	0.06	Monthly	(454,000)	(207,871)	8,784
						(2,302,297)	(46,235)
Indonesia
PT Bank Mandiri TBK	Macquarie	9/15/2020	0.08	Monthly	(246,600)	(100,835)	1,258
Malaysia
PPB Group Berhad	Morgan Stanley	9/15/2020	0.09	Monthly	(93,300)	(402,295)	34,267
Mexico
Bacle SAB de CV	Morgan Stanley	9/15/2020	0.09	Monthly	(239,700)	(459,420)	(4,736)
Grupo Televisa SAB - SP ADR	Goldman Sachs	9/15/2020	0.08	Monthly	(27,647)	(171,964)	13,824
Regional SAB de CV	Morgan Stanley	9/15/2020	0.09	Monthly	(42,200)	(105,490)	3,902
						(736,874)	12,990

The accompanying notes are an integral part of the financial statements.

72  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND)	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Poland
Powszechna Kasa Oszczednosci Bank Polski SA	Goldman Sachs	9/15/2020	0.08	Monthly	(69,867)	$(408,232)	$26,386
Saudi Arabia
Alinma Bank	Goldman Sachs	9/15/2020	0.08	Monthly	(43,846)	(181,130)	(1,688)
Arab National Bank	Goldman Sachs	9/15/2020	0.08	Monthly	(62,902)	(347,999)	2,195
Banque Saudi Fransi	Goldman Sachs	9/15/2020	0.08	Monthly	(54,557)	(464,618)	45,586
Rabigh Refining and Petroche	Goldman Sachs	9/15/2020	0.08	Monthly	(73,843)	(280,900)	(18,461)
Saudi Arabian Oil Co.	Goldman Sachs	9/15/2020	0.08	Monthly	(48,376)	(458,256)	(24,669)
Saudi Kayan Petrochemical Co.	Goldman Sachs	9/15/2020	0.08	Monthly	(201,989)	(488,324)	(23,335)
						(2,221,227)	(20,372)
Singapore
Golden Agri-Resources	Goldman Sachs	9/15/2020	0.14	Monthly	(3,051,400)	(324,735)	8,338
Sats Ltd. NPV	Goldman Sachs	9/15/2020	0.14	Monthly	(151,500)	(333,577)	(9,633)
Starhub Ltd.	Goldman Sachs	9/15/2020	0.14	Monthly	(415,000)	(371,857)	(5,699)
						(1,030,169)	(6,994)
South Africa
Tiger Brands Ltd.	Goldman Sachs	9/15/2020	3.32	Monthly	(24,734)	(251,597)	2,463
South Korea
Amorepacific Corp.	Goldman Sachs	9/15/2020	0.08	Monthly	(3,062)	(432,185)	23,983
Celltrion Healthcare Co., Ltd.	Macquarie	9/15/2020	0.08	Monthly	(7,634)	(642,804)	2,596
Celltrion, Inc.	Goldman Sachs	9/15/2020	0.08	Monthly	(2,656)	(662,939)	18,508
Dentium Co., Ltd.	Goldman Sachs	9/15/2020	0.08	Monthly	(10,899)	(342,772)	35,803
Grand Korea Leisure Co., Ltd.	Goldman Sachs	9/15/2020	0.08	Monthly	(27,325)	(272,014)	16,782
Korea Electric Power Corp.	Morgan Stanley	9/15/2020	0.09	Monthly	(15,318)	(263,895)	1,768
Lotte Shopping Co., Ltd.	Goldman Sachs	9/15/2020	0.08	Monthly	(4,983)	(317,963)	13,462
Mirae Asset Daewoo Co., Ltd.	Goldman Sachs	9/15/2020	0.08	Monthly	(72,627)	(567,155)	(14,216)
Oil Corp.	Goldman Sachs	9/15/2020	0.08	Monthly	(7,331)	(347,674)	29,786
Paradise Co., Ltd.	Morgan Stanley	12/31/2021	0.09	Monthly	(28,309)	(316,043)	6,574
Samsung BioLogics Co., Ltd.	Goldman Sachs	9/15/2020	0.08	Monthly	(1,010)	(659,868)	23,834
Samsung Heavy Industries Co., Ltd.	Goldman Sachs	9/15/2020	0.08	Monthly	(77,270)	(334,600)	16,932
Samsung Securities Co., Ltd.	Morgan Stanley	9/15/2020	0.09	Monthly	(13,702)	(347,003)	3,417
Sillajen Inc.	Goldman Sachs	9/15/2020	0.08	Monthly	(10,490)	(106,852)	(339)
						(5,613,767)	178,890
Taiwan
Cheng Shin Rubber	Goldman Sachs	9/15/2020	0.08	Monthly	(393,000)	(482,381)	25,515
China Airlines	Goldman Sachs	9/15/2020	0.08	Monthly	(1,470,000)	(427,508)	(22,797)
Eclat Textile Co., Ltd.	Goldman Sachs	9/15/2020	0.10	Monthly	(39,000)	(514,853)	2,582
Far Eastone Teleco Co., Ltd.	Goldman Sachs	9/15/2020	0.08	Monthly	(192,000)	(401,342)	9,447
Formosa Petrochemical Corp.	Goldman Sachs	9/15/2020	0.08	Monthly	(142,000)	(396,485)	13,590
WPG Holdings Ltd.	Goldman Sachs	9/15/2020	0.08	Monthly	(340,000)	(476,346)	(35,276)
						(2,698,915)	(6,939)
Thailand
Airports of Thailand PCL	Morgan Stanley	9/15/2020	0.09	Monthly	(114,200)	(206,330)	(3,662)
Bumrungrad Hospital	Morgan Stanley	9/15/2020	0.09	Monthly	(119,000)	(422,944)	14,951
PTT Exploration & Production PCL NVDR	Goldman Sachs	9/15/2020	0.08	Monthly	(57,300)	(164,053)	4,605
True Corp. PCL NVDR	Morgan Stanley	9/15/2020	0.09	Monthly	(3,747,100)	(400,243)	19,987
						(1,193,570)	35,881
United Kingdom
HSBC Holdings PLC	Goldman Sachs	9/15/2020	0.06	Monthly	(91,200)	(395,375)	7,604
Total Short						(21,283,950)	255,617
Net unrealized gain/(loss) on Contracts For Difference							$726,557

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  73

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (FORMERLY BOSTON PARTNERS EMERGING MARKETS LONG/SHORT FUND)	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Brazil	$2,960,797	$2,960,797	$—	$—
Canada	704,637	704,637	—	—
Chile	107,672	107,672	—	—
China	10,846,760	3,026,491	7,820,269	—
Colombia	110,612	110,612	—	—
France	274,371	—	274,371	—
Greece	166,696	—	166,696	—
Hong Kong	1,684,614	743,634	940,980	—
Hungary	400,638	—	400,638	—
India	3,870,999	388,814	3,482,185	—
Indonesia	912,927	—	912,927	—
Ireland	46,866	46,866	—	—
Macao	2,121,701	—	2,121,701	—
Mexico	2,311,707	2,311,707	—	—
Peru	200,156	200,156	—	—
Poland	499,813	—	499,813	—
Russia	722,497	429,708	292,789	—
South Africa	947,532	240,188	707,344	—
South Korea	6,153,668	—	6,153,668	—
Taiwan	5,100,881	215,401	4,885,480	—
Turkey	408,979	138,527	270,452	—
United States	951,069	951,069	—	—
Preferred Stock				—
Brazil	446,460	446,460	—	—
South Korea	1,859,951	—	1,859,951	—
Short-Term Investments	13,137,380	13,137,380	—	—
Contracts For Difference				—
Equity Contracts	1,413,792	561,337	852,455	—
Total Assets	$58,363,175	$26,721,456	$31,641,719	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short				—
Mexico	$(195,375)	$(195,375)	$—	$—
United Kingdom	(353,718)	—	(353,718)	—
Exchange Traded Funds				—
Hong Kong	(3,170,173)	—	(3,170,173)	—
Ireland	(1,513,391)	—	(1,513,391)	—
United States	(4,147,156)	(4,147,156)	—	—
Contracts For Difference				—
Equity Contracts	(687,235)	(43,785)	(643,450)	—
Total Liabilities	$(10,067,048)	$(4,386,316)	$(5,680,732)	$

The accompanying notes are an integral part of the financial statements.

74  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—85.5%
Brazil—4.7%
Ambev SA - ADR*	26,880	$60,480
Cia Brasileira de Distribuicao	5,300	61,915
Localiza Rent a Car SA	14,600	129,304
Pagseguro Digital Ltd., Class A*	1,514	63,800
Petroleo Brasileiro SA - SP ADR	14,581	119,127
Vasta Platform Ltd.*	11,316	177,774
Vivara Participacoes SA*	38,500	164,583
		776,983
Canada—1.1%
Kinross Gold Corp.*	21,021	186,666
Chile—0.1%
Geopark Ltd.*	2,688	23,977
China—31.2%
21Vianet Group, Inc.- ADR*	4,650	107,927
Agricultural Bank of China Ltd., Class H	166,000	55,440
Alibaba Group Holding Ltd.*	6,700	241,166
Alibaba Group Holding Ltd. - SP ADR*	4,394	1,261,210
China Construction Bank Corp., Class H	387,000	272,724
China Meidong Auto Holdings Ltd.	106,000	358,167
China Vanke Co., Ltd., Class H	7,800	24,212
CIFI Holdings Group Co., Ltd.	59,604	50,663
ENN Energy Holdings Ltd.	6,900	76,452
Industrial & Commercial Bank of China Ltd., Class H	144,000	80,260
Lomon Billions Group Co., Ltd., Class A	24,100	82,487
Longfor Group Holdings Ltd.	10,500	55,550
Momo, Inc. - SP ADR	2,446	49,898
Muyuan Foodstuff Co., Ltd., Class A	29,490	377,563
NetEase, Inc. - ADR	535	260,657
Ping An Insurance Group Co. of China Ltd., Class H	26,958	287,815
Sinopec Engineering Group Co., Ltd., Class H	90,000	39,871
Tencent Holdings Ltd.	13,300	908,634
Trip.com Group Ltd. - ADR	8,857	267,836
Vipshop Holdings Ltd. - ADR*	7,344	121,250
Zhongsheng Group Holdings Ltd.	27,000	168,385
		5,148,167
Colombia—0.2%
Ecopetrol SA	49,368	28,900
France—0.4%
TOTAL SA	1,845	73,195
Greece—0.3%
JUMBO SA	2,458	42,695
Hong Kong—4.0%
AIA Group Ltd.	7,048	72,205
Champion REIT	71,000	37,526
China Overseas Land & Investment Ltd.	9,000	26,032
Fortune Real Estate Investment Trust	89,000	76,879
Hang Lung Properties Ltd.	32,000	90,171
Melco Resorts & Entertainment Ltd. - ADR*	10,022	195,630
Swire Properties Ltd.	57,200	154,828
		653,271
	NUMBER OF SHARES	VALUE
Hungary—0.7%
OTP Bank PLC	3,267	$110,027
India—6.1%
Bandhan Bank Ltd.*	29,461	122,596
Bharti Airtel Ltd.	36,054	251,313
Gujarat State Petronet Ltd.	14,316	39,611
HDFC Bank Ltd. - ADR	1,993	98,853
HDFC Bank Ltd.	13,229	200,738
Indraprastha Gas Ltd.	9,672	51,800
Mahanagar Gas Ltd.	3,222	41,662
Reliance Industries Ltd.	2,515	71,035
Tech Mahindra Ltd.	13,451	135,474
		1,013,082
Indonesia—1.5%
Bank Central Asia Tbk PT	33,300	71,727
Indah Kiat Pulp & Paper Corp. Tbk PT	21,400	13,654
Indofood Sukses Makmur Tbk PT	301,800	157,894
		243,275
Ireland—0.1%
Kenmare Resources PLC	3,924	12,327
Macao—4.3%
MGM China Holdings Ltd.	102,000	148,166
Sands China Ltd.	74,000	325,754
Wynn Macau Ltd.	127,600	239,517
		713,437
Mexico—3.7%
Coca-Cola Femsa SAB de CV - SP ADR	634	26,495
Concentradora Fibra Danhos SA de CV	51,400	48,623
Fomento Economico Mexicano SAB de CV - SP ADR	4,582	267,268
Grupo Financiero Banorte SAB de CV	9,400	32,304
Industrias Bachoco SAB de CV, Class B	19,400	61,360
Macquarie Mexico Real Estate Management SA de CV	153,100	178,134
		614,184
Peru—0.3%
Credicorp Ltd.	386	50,365
Poland—0.8%
PLAY Communications SA	15,303	126,824
Russia—1.5%
Sberbank of Russia PJSC - SP ADR	14,517	177,107
Tatneft PJSC	10,713	78,878
		255,985
Singapore—1.5%
DBS Group Holdings Ltd.	10,100	154,782
United Overseas Bank Ltd.	6,100	87,467
		242,249
South Africa—2.0%
Capitec Bank Holdings Ltd.	875	42,969
Distell Group Holdings Ltd.	6,117	26,036
Naspers Ltd.	342	62,359
Naspers Ltd. - SP ADR	2,355	86,193
Oceana Group Ltd.	16,578	61,535
PSG Group Ltd.	6,253	16,449
SPAR Group Ltd., (The)	3,691	35,155
		330,696

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  75

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (CONTINUED)

	NUMBER OF SHARES	VALUE
South Korea—7.6%
GS Retail Co., Ltd.	2,523	$69,878
Hana Financial Group, Inc.	6,112	144,654
Innocean Worldwide	444	20,539
KB Financial Group, Inc.	4,111	127,546
Kia Motors Corp.	993	35,317
Samsung Electronics Co., Ltd.	9,756	442,983
SK Hynix, Inc.	5,992	378,671
Spigen Korea Co., Ltd.	697	40,694
		1,260,282
Taiwan—11.2%
Chenbro Micom Co., Ltd.	31,000	96,596
Chicony Electronics Co., Ltd.	41,000	123,684
Chicony Power Technology Co., Ltd.	37,000	93,260
ChipMOS Technologies, Inc.	15,000	14,886
Global Mixed Mode Technology, Inc.	24,000	124,272
ITEQ Corp.	10,000	40,819
Johnson Health Tech Co., Ltd.	18,000	47,078
Lotes Co., Ltd.	9,000	131,087
Radiant Opto-Electronics Corp.	33,000	121,180
Simplo Technology Co., Ltd.	14,000	159,623
Taiwan PCB Techvest Co., Ltd.	25,000	36,124
Taiwan Semiconductor Manufacturing Co., Ltd.	16,000	233,201
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	3,875	307,094
Taiwan Union Technology Corp.	21,000	85,099
Wiwynn Corp.	9,000	240,075
		1,854,078
Turkey—0.6%
Enerjisa Enerji AS	32,772	36,428
Mavi Giyim Sanayi Ve Ticaret AS, Class B*	6,710	34,006
Ulker Biskuvi Sanayi AS	11,625	36,212
		106,646
United States—1.6%
Micron Technology, Inc.*	2,323	105,720
National Energy Services Reunited Corp.*	19,987	150,702
		256,422
TOTAL COMMON STOCKS (Cost $12,568,299)		14,123,733
	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—3.7%
Brazil—0.7%
Itau Unibanco Holding SA 5.228%	27,500	$119,316
South Korea—3.0%
Samsung Electronics Co., Ltd. 2.952%	12,241	488,986
TOTAL PREFERRED STOCKS (Cost $550,004)		608,302
SHORT-TERM INVESTMENTS—10.7%
U.S. Bank Money Market Deposit Account, 0.05%(a)	1,764,372	1,764,372
TOTAL SHORT-TERM INVESTMENTS (Cost $1,764,372)		1,764,372
TOTAL INVESTMENTS—99.9% (Cost $14,882,675)		16,496,407
OTHER ASSETS IN EXCESS OF LIABILITIES—0.1%		11,778
NET ASSETS—100.0%		$16,508,185

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	The rate shown is as of August 31, 2020.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

76  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (CONTINUED)

Contracts For Difference held by the Fund at August 31, 2020, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Austria
Erste Group Bank AG	Goldman Sachs	9/15/2020	-0.52%	Monthly	2,111	$51,263	$177
Chile
Sociedad Quimica Minera	Goldman Sachs	9/15/2020	0.16	Monthly	149	4,673	(175)
China
China Construction Bank Corp., Class H	Goldman Sachs	9/15/2020	0.23	Monthly	19,000	13,390	(1,029)
China Merchants Bank, Class H	Goldman Sachs	9/15/2020	0.23	Monthly	8,500	40,553	(4,424)
China Shenhua Energy Co., Class H	Goldman Sachs	12/31/2021	0.23	Monthly	17,500	29,060	59
Industrial & Commercial Bank of China Ltd., Class H	Goldman Sachs	9/15/2020	0.23	Monthly	130,000	72,457	(7,239)
Netdragon Websoft Holdings	Goldman Sachs	9/15/2020	0.23	Monthly	16,500	42,253	(7,259)
PICC Property & Casualty	Goldman Sachs	9/15/2020	0.23	Monthly	90,000	69,404	(828)
						267,117	(20,720)
France
Total SA	Goldman Sachs	9/15/2020	-0.52	Monthly	671	26,620	353
Greece
Hellenic Telecommunications Organization	Goldman Sachs	9/15/2020	-0.52	Monthly	4,283	69,889	1,865
Macao
Sands China Ltd.	Goldman Sachs	9/15/2020	0.23	Monthly	55,600	244,756	12,977
Wynn Macau Ltd.	Goldman Sachs	9/15/2020	0.23	Monthly	68,400	128,393	567
						373,149	13,544
Portugal
Jeronimo Martins	Goldman Sachs	9/15/2020	-0.52	Monthly	3,079	50,671	(712)
Russia
Detsky Mir PJSC	Goldman Sachs	9/15/2020	0.16	Monthly	90,520	142,343	(6,086)
Novolipetsk Steel PJSC	Goldman Sachs	9/15/2020	0.16	Monthly	36,220	75,554	(3,500)
						217,897	(9,586)
South Korea
Posco	Goldman Sachs	9/15/2020	0.16	Monthly	722	111,763	(10,938)
Switzerland
Glencore PLC	Goldman Sachs	12/31/2020	0.05	Monthly	21,492	52,845	3,890
Taiwan
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	Goldman Sachs	12/31/2021	0.16	Monthly	7,000	102,025	(1,116)
Total Long						1,327,912	(23,418)
Net unrealized gain/(loss) on Contracts For Difference							$(23,418)

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  77

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (CONCLUDED)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Brazil	$776,983	$776,983	$—	$—
Canada	186,666	186,666	—	—
Chile	23,977	23,977	—	—
China	5,148,167	2,068,778	3,079,389	—
Colombia	28,900	28,900	—	—
France	73,195	—	73,195	—
Greece	42,695	—	42,695	—
Hong Kong	653,271	195,630	457,641	—
Hungary	110,027	—	110,027	—
India	1,013,082	98,853	914,229	—
Indonesia	243,275	—	243,275	—
Ireland	12,327	12,327	—	—
Macao	713,437	—	713,437	—
Mexico	614,184	614,184	—	—
Peru	50,365	50,365	—	—
Poland	126,824	—	126,824	—
Russia	255,985	177,107	78,878	—
Singapore	242,249	—	242,249	—
South Africa	330,696	147,728	182,968	—
South Korea	1,260,282	—	1,260,282	—
Taiwan	1,854,078	307,094	1,546,984	—
Turkey	106,646	36,428	70,218	—
United States	256,422	256,422	—	—
Preferred Stock
Brazil	119,316	119,316	—	—
South Korea	488,986	—	488,986	—
Short-Term Investments	1,764,372	1,764,372	—	—
Contracts For Difference
Equity Contracts	19,888	—	19,888	—
Total Assets	$16,516,295	$6,865,130	$9,651,165	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Contracts For Difference
Equity Contracts	$(43,306)	$(175)	$(43,131)	$—
Total Liabilities	$(43,306)	$(175)	$(43,131)	$—

The accompanying notes are an integral part of the financial statements.

78  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—77.7%
Austria—0.2%
Andritz AG	2,404	$80,411
Bermuda—1.6%
Axis Capital Holdings Ltd.	3,113	148,677
Everest Re Group Ltd.	1,809	398,125
		546,802
Brazil—0.3%
JBS SA	22,800	93,139
Canada—0.9%
Barrick Gold Corp.	5,908	175,018
Yamana Gold, Inc.	22,677	140,598
		315,616
Denmark—0.3%
FLSmidth & Co., A/S	4,053	117,044
France—7.8%
Accor SA	4,379	134,233
AXA SA	6,965	142,114
Capgemini SA	4,155	576,373
Cie Generale des Etablissements Michelin SCA	1,966	222,667
Eiffage SA	3,534	325,000
Peugeot SA	19,060	328,605
Sanofi	4,142	419,536
Total SA	8,458	335,545
Vinci SA	1,670	156,464
Vivendi SA	3,848	109,551
		2,750,088
Germany—4.7%
Bayer AG, Registered Shares	4,528	301,165
Brenntag AG	4,181	261,966
Deutsche Telekom AG	10,067	177,451
HeidelbergCement AG	2,175	137,986
Rheinmetall AG	3,555	329,563
Siemens AG	3,146	435,926
		1,644,057
Greece—0.5%
Hellenic Telecommunications
Organization SA	9,797	159,865
Ireland—1.2%
CRH PLC	11,459	427,641
Italy—0.6%
Leonardo SpA	30,332	205,211
Japan—6.7%
Fuji Corp.	14,600	262,138
Fuji Electric Co., Ltd.	1,700	53,036
Hitachi Ltd.	7,800	259,494
KDDI Corp.	11,500	334,281
Kurita Water Industries Ltd.	4,500	140,935
NEC Corp.	2,600	137,283
Sony Corp.	8,200	642,096
Sumitomo Mitsui Financial
Group, Inc.	4,300	126,442
Taiyo Yuden Co., Ltd.	6,800	182,945
Tokyo Electron Ltd.	400	102,603
Zenkoku Hosho Co., Ltd.	2,600	91,999
		2,333,252
	NUMBER OF SHARES	VALUE
Netherlands—2.8%
Aalberts NV	2,676	$100,718
ING Groep NV	27,618	225,419
Koninklijke Ahold NV	4,513	135,777
NXP Semiconductors NV	2,125	267,240
Royal Dutch Shell PLC, Class A	16,250	239,195
		968,349
Norway—0.4%
Yara International ASA	3,140	131,555
Singapore—1.1%
DBS Group Holdings Ltd.	13,200	202,289
United Overseas Bank Ltd.	12,800	183,537
		385,826
South Korea—2.1%
GS Retail Co., Ltd.	3,787	104,887
KB Financial Group, Inc.	5,832	180,941
KT Corp. - SP ADR	24,127	237,410
Samsung Electronics Co., Ltd.	2,890	131,224
SK Hynix, Inc.	1,482	93,656
		748,118
Sweden—0.7%
Husqvarna AB	10,106	110,038
Sandvik AB	6,725	132,420
		242,458
Switzerland—3.9%
Glencore PLC	76,209	187,386
Novartis AG	4,979	429,125
Roche Holding AG	578	202,195
STMicroelectronics NV	8,744	264,462
UBS Group AG	24,438	297,297
		1,380,465
United Kingdom—6.8%
BAE Systems PLC	55,798	387,356
BP PLC	52,675	183,772
Direct Line Insurance Group PLC	78,519	310,309
Howden Joinery Group PLC	15,643	116,856
Inchcape PLC	31,852	214,571
Nomad Foods Ltd.*	9,821	242,186
Persimmon PLC	6,868	238,652
Redrow PLC	33,174	200,782
Smith & Nephew PLC	6,778	136,785
Tesco PLC	107,372	313,553
WH Smith PLC	2,041	32,140
		2,376,962
United States—35.1%
Allstate Corp., (The)	4,315	401,295
American Express Co.	2,593	263,423
American International Group, Inc.	5,243	152,781
Anthem, Inc.	1,391	391,594
Applied Materials, Inc.	4,051	249,542
AutoZone, Inc.*	207	247,636
Bank of America Corp.	6,384	164,324
Berkshire Hathaway, Inc., Class B*	1,162	253,363
Cigna Corp.	2,790	494,862
Cisco Systems, Inc.	2,647	111,756
Citigroup, Inc.	4,572	233,721
Corteva, Inc.	4,840	138,182
CVS Health Corp.	7,031	436,766
Diamondback Energy, Inc.	2,229	86,842

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  79

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Dick’s Sporting Goods, Inc.*	2,499	$135,246
DuPont de Nemours, Inc.	9,440	526,374
Eaton Corp. PLC	3,712	378,995
Goldman Sachs Group Inc., (The)	1,353	277,189
Graphic Packaging Holding Co.	15,185	212,286
Harley-Davidson, Inc.	2,182	60,463
Honeywell International, Inc.	1,417	234,584
Huntington Bancshares Inc.	26,556	249,892
ITT, Inc.	3,414	214,433
JPMorgan Chase & Co.	3,741	374,811
KeyCorp	20,049	247,004
Laboratory Corp. of America Holdings*	1,124	197,543
LKQ Corp.*	5,975	189,647
Lowe’s Cos., Inc.	1,264	208,168
MasTec, Inc.*	4,430	204,710
McKesson Corp.	1,073	164,641
Medtronic PLC	3,078	330,793
Merck & Co, Inc.	4,931	420,466
Micron Technology, Inc.*	4,210	191,597
Mosaic Co., (The)	10,373	189,100
Newmont Goldcorp Corp.	1,958	131,734
Nexstar Media Group, Inc., Class A	1,461	140,271
NVR, Inc.*	48	200,080
Oracle Corp.	4,222	241,583
Owens Corning	6,627	448,250
Pfizer, Inc.	6,826	257,955
PPG Industries, Inc.	944	113,658
Raytheon Technologies Corp.	1,914	116,754
Science Applications International Corp.	4,229	352,952
SYNNEX Corp.	2,796	355,511
TE Connectivity Ltd.	2,801	270,577
Textron, Inc.	4,958	195,494
Tyson Foods, Inc., Class A	2,169	136,213
Valvoline, Inc.	4,884	99,634
Vistra Energy Corp.	22,404	430,829
Zimmer Biomet Holdings, Inc.	1,078	151,869
		12,277,393
TOTAL COMMON STOCKS (Cost $24,962,973)		27,184,252
	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—0.7%
Brazil—0.3%
Petroleo Brasileiro SA 2.767%	24,500	$98,698
South Korea—0.4%
Samsung Electronics Co., Ltd. 2.952%	3,931	157,030
TOTAL PREFERRED STOCKS (Cost $258,123)		255,728
INVESTMENT COMPANY—20.4%
United States—20.4%
Campbell Advantage Fund	1,214,956	7,143,942
TOTAL INVESTMENT COMPANY (Cost $7,599,686)		7,143,942
SHORT-TERM INVESTMENTS—1.4%
U.S. Bank Money Market Deposit Account, 0.05%*(a)	496,389	496,389
TOTAL SHORT-TERM INVESTMENTS (Cost $496,389)		496,389
TOTAL INVESTMENTS—100.2% (Cost $33,317,171)		35,080,311
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.2)%		(43,409)
NET ASSETS—100.0%		$35,036,902

PLC	—	Public Limited Company
SP ADR	—	Sponsored American Depositary Receipt
*	—	Non-income producing.
(a)	—	The rate shown is as of August 31, 2020.

Industry classifications may be different than those used for compliance monitoring purposes

The accompanying notes are an integral part of the financial statements.

80  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2020 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Austria	$80,411	$—	$80,411	$—
Bermuda	546,802	546,802	—	—
Brazil	93,139	93,139	—	—
Canada	315,616	315,616	—	—
Denmark	117,044	—	117,044	—
France	2,750,088	—	2,750,088	—
Germany	1,644,057	—	1,644,057	—
Greece	159,865	—	159,865	—
Ireland	427,641	—	427,641	—
Italy	205,211	—	205,211	—
Japan	2,333,252	—	2,333,252	—
Netherlands	968,349	267,240	701,109	—
Norway	131,555	—	131,555	—
Singapore	385,826	—	385,826	—
South Korea	748,118	237,410	510,708	—
Sweden	242,458	—	242,458	—
Switzerland	1,380,465	—	1,380,465	—
United Kingdom	2,376,962	242,186	2,134,776	—
United States	12,277,393	12,277,393	—	—
Preferred Stock
Brazil	98,698	98,698	—
South Korea	157,030	—	157,030	—
Investment Company
United States	7,143,942	7,143,942	—	—
Short-Term Investments	496,389	496,389	—	—
Total Assets	$35,080,311	$21,718,815	$13,361,496	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  81

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
STATEMENTS OF ASSETS AND LIABILITIES

	Boston	Boston	Boston	Boston
	Partners	Partners	Partners	Partners
	Small Cap	Long/Short	Long/Short	All-Cap
	Value Fund II	Equity Fund	Research Fund	Value Fund
ASSETS
Investments in securities, at value †^	$569,202,415	$78,032,711	$1,103,571,300	$1,264,941,855
Investments purchased with proceeds from securities lending collateral, at value *	53,885,936	7,775,760	—	103,029,868
Short-term investments, at value **	11,276,492	5,093,061	—	17,069,178
Cash	—	—	—	—
Foreign currency, at value#	—	—	—	—
Receivables
Investments sold	—	144,682	12,563,842	—
Foreign currency deposits with brokers for securities sold short #	—	3,132,121	104,169,242	—
Deposits with brokers for contracts for difference	—	—	1,417,565	—
Deposits with brokers for securities sold short	—	19,888,880	436,696,466	—
Capital shares sold	244,664	15,173	309,797	743,760
Dividends and interest	643,121	131,899	3,004,772	2,116,048
Due from prime broker	—	25,593	—	—
Due from adviser	—	—	—	—
Unrealized appreciation on contracts for difference ◊	—	—	587,719	—
Prepaid expenses and other assets	54,687	17,752	89,531	75,762
Total assets	635,307,315	114,257,632	1,662,410,234	1,387,976,471
LIABILITIES
Securities sold short, at fair value ‡	—	22,270,499	531,281,778	—
Options written, at value +◊	—	640,310	—	—
Foreign currency overdraft	—	—	—	—
Payables
Securities lending collateral (Note 8)	53,885,936	7,775,760	—	103,029,868
Investments purchased	19,379	—	15,710,719	7,871,263
Capital shares redeemed	364,141	21,831	4,859,094	1,613,565
Due to prime broker	—	—	—	—
Investment advisory fees	460,302	126,940	1,200,489	868,571
Custodian fees	3,531	32,755	55,557	17,273
Distribution and service fees	96,090	9,784	2,659	77,264
Dividends on securities sold short	—	—	1,067,960	—
Administration and accounting fees	43,361	25,842	231,198	112,875
Transfer agent fees	44,733	37,501	342,714	125,916
Unrealized depreciation on contracts for difference ◊	—	—	110,160	—
Other accrued expenses and liabilities	8,362	52,343	148,825	32,142
Total liabilities	54,925,835	30,993,565	555,011,153	113,748,737
Net Assets	$580,381,480	$83,264,067	$1,107,399,081	$1,274,227,734
NET ASSETS CONSIST OF:
Par value	$27,739	$5,601	$83,229	$52,004
Paid-in Capital	547,445,653	45,202,819	953,201,645	961,487,177
Total Distributable earnings/(loss)	32,908,088	38,055,647	154,114,207	312,688,553
Net Assets	$580,381,480	$83,264,067	$1,107,399,081	$1,274,227,734
INSTITUTIONAL CLASS
Net assets	$503,349,131	$68,779,960	$1,082,962,985	$1,053,300,690
Shares outstanding	23,900,439	4,539,127	81,350,264	42,944,332
Net asset value, offering and redemption price per share	$21.06	$15.15	$13.31	$24.53
INVESTOR CLASS
Net assets	$77,032,349	$14,484,107	$24,436,096	$220,927,044
Shares outstanding	3,838,732	1,062,095	1,878,895	9,059,288
Net asset value, offering and redemption price per share	$20.07	$13.64	$13.01	$24.39
† Investments in securities, at cost	$478,428,154	$57,989,194	$861,644,018	$967,419,945
^ Includes market value of securities on loan	$51,361,233	$7,439,943	$—	$99,392,526
* Investments purchased with proceeds from securities lending collateral, at cost	$53,885,936	$7,775,760	$—	$103,029,868
** Short-term investments, at cost	$11,276,492	$5,093,061	$—	$17,069,178
# Foreign currency, at cost	$—	$2,978,111	$100,978,939	$—
‡ Proceeds received, securities sold short	$—	$20,615,100	$498,776,463	$—
+ Premiums received, options written	$—	$494,128	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

82  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

	WPG Partners	Boston	Boston
	Small/Micro Cap	Partners Global	Partners Global
	Value Fund	Equity Fund	Long/Short Fund
ASSETS
Investments in securities, at value †^	$19,019,767	$174,894,421	$136,576,032
Investments purchased with proceeds from securities lending collateral, at value *	2,795,892	12,352,274	—
Short-term investments, at value **	238,703	2,526,679	1,219,600
Cash	—	—	110,390
Foreign currency, at value#	—	—	—
Receivables
Investments sold	175,788	887,297	4,183,448
Foreign currency deposits with brokers for securities sold short #	—	—	—
Deposits with brokers for contracts for difference	—	—	—
Deposits with brokers for securities sold short	—	—	54,203,110
Capital shares sold	—	—	78,087
Dividends and interest	29,265	1,209,785	1,136,114
Due from prime broker	—	—	—
Due from adviser	—	—	—
Unrealized appreciation on contracts for difference ◊	—	—	106,532
Prepaid expenses and other assets	10,315	16,638	46,342
Total assets	22,269,730	191,887,094	197,659,655
LIABILITIES
Securities sold short, at fair value ‡	—	—	53,659,228
Options written, at value +◊	—	—	2,053,571
Foreign currency overdraft	—	645	8,838
Payables
Securities lending collateral (Note 8)	2,795,892	12,352,274	—
Investments purchased	289,510	1,637,429	3,534,813
Capital shares redeemed	—	—	790,134
Due to prime broker	—	—	—
Investment advisory fees	9,147	144,034	166,515
Custodian fees	1,940	63,931	25,941
Distribution and service fees	—	—	291
Dividends on securities sold short	—	—	70,923
Administration and accounting fees	4,601	59,292	58,213
Transfer agent fees	1,608	7,997	81,877
Unrealized depreciation on contracts for difference ◊	—	—	—
Other accrued expenses and liabilities	16,789	151,474	44,738
Total liabilities	3,119,487	14,417,076	60,495,082
Net Assets	$19,150,243	$177,470,018	$137,164,573
NET ASSETS CONSIST OF:
Par value	$1,602	$11,715	$14,115
Paid-in Capital	23,604,998	208,478,172	175,091,470
Total Distributable earnings/(loss)	(4,456,357)	(31,019,869)	(37,941,012)
Net Assets	$19,150,243	$177,470,018	$137,164,573
INSTITUTIONAL CLASS
Net assets	$19,150,243	$177,470,018	$130,856,516
Shares outstanding	1,601,526	11,714,826	13,458,232
Net asset value, offering and redemption price per share	$11.96	$15.15	$9.72
INVESTOR CLASS
Net assets	$—	$—	$6,308,057
Shares outstanding	—	—	656,419
Net asset value, offering and redemption price per share	$—	$—	$9.61
† Investments in securities, at cost	$17,839,379	$153,077,775	$114,838,744
^ Includes market value of securities on loan	$2,683,729	$11,827,284	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$2,795,892	$12,352,274	$—
** Short-term investments, at cost	$238,703	$2,526,679	$1,219,600
# Foreign currency, at cost	$—	$—	$—
‡ Proceeds received, securities sold short	$—	$—	$45,559,367
+ Premiums received, options written	$—	$—	$1,870,386
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  83

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2020
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

	Boston	Boston	Boston
	Partners	Partners	Partners
	Emerging Markets	Emerging	Global Equity
	Dynamic Equity Fund	Markets Fund	Advantage Fund
ASSETS
Investments in securities, at value †^	$43,812,003	$14,732,035	$34,583,922
Investments purchased with proceeds from securities lending collateral, at value *	—	—	—
Short-term investments, at value **	13,137,380	1,764,372	496,389
Cash	11,827	60,422	—
Foreign currency, at value#	164,908	48,275	—
Receivables
Investments sold	308,020	80,963	139,444
Foreign currency deposits with brokers for securities sold short #	—	—	—
Deposits with brokers for contracts for difference	2,283,691	—	—
Deposits with brokers for securities sold short	9,608,905	—	—
Capital shares sold	1,251	—	—
Dividends and interest	23,771	15,915	86,529
Due from prime broker	—	—	—
Due from adviser	—	1,298	14,992
Unrealized appreciation on contracts for difference ◊	1,413,792	19,888	—
Prepaid expenses and other assets	8,541	14,130	13,177
Total assets	70,774,089	16,737,298	35,334,453
LIABILITIES
Securities sold short, at fair value ‡	9,379,813	—	—
Options written, at value +◊	—	—	—
Foreign currency overdraft	—	—	71
Payables
Securities lending collateral (Note 8)	—	—	—
Investments purchased	245,882	73,341	259,150
Capital shares redeemed	—	—	—
Due to prime broker	—	59,111	—
Investment advisory fees	78,464	—	—
Custodian fees	24,725	20,812	—
Distribution and service fees	—	—	—
Dividends on securities sold short	—	—	—
Administration and accounting fees	13,982	5,969	5,378
Transfer agent fees	1,134	4,875	4,037
Unrealized depreciation on contracts for difference ◊	687,235	43,306	—
Other accrued expenses and liabilities	167,346	21,699	28,915
Total liabilities	10,598,581	229,113	297,551
Net Assets	$60,175,508	$16,508,185	$35,036,902
NET ASSETS CONSIST OF:
Par value	$5,357	$1,687	$3,516
Paid-in Capital	59,412,143	16,936,437	35,998,872
Total Distributable earnings/(loss)	758,008	(429,939)	(965,486)
Net Assets	$60,175,508	$16,508,185	$35,036,902
INSTITUTIONAL CLASS
Net assets	$60,175,508	$16,508,185	$35,036,902
Shares outstanding	5,356,807	1,686,550	3,516,115
Net asset value, offering and redemption price per share	$11.23	$9.79	$9.96
INVESTOR CLASS
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
† Investments in securities, at cost	$39,433,710	$13,118,303	$32,820,782
^ Includes market value of securities on loan	$—	$—	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$—	$—
** Short-term investments, at cost	$—	$1,764,372	$496,389
# Foreign currency, at cost	$164,002	$63,304	$—
‡ Proceeds received, securities sold short	$8,383,371	$—	$—
+ Premiums received, options written	$—	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

84  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2020
STATEMENTS OF OPERATIONS

	Boston	Boston	Boston	Boston
	Partners	Partners	Partners	Partners
	Small Cap	Long/Short	Long/Short	All-Cap
	Value Fund II	Equity Fund	Research Fund	Value Fund
Investment Income
Dividends †	$10,499,151	$2,602,289	$46,349,002	$34,341,900
Interest	160,032	15,119	256,626	431,930
Income from securities loaned (Note 8)	262,849	79,555	—	401,250
Prime broker interest income	—	—	4,521,100	—
Total investment income	10,922,032	2,696,963	51,126,728	35,175,080
Expenses
Advisory fees (Note 2)	5,097,213	3,449,701	28,999,011	10,908,737
Transfer agent fees (Note 2)	389,136	52,611	1,139,450	996,770
Distribution fees (Investor Class) (Note 2)	240,641	52,336	101,572	672,777
Administration and accounting fees (Note 2)	172,873	42,989	625,969	475,161
Legal fees	48,416	9,566	186,526	141,160
Director’s fees	47,256	14,533	250,199	152,907
Registration fees	46,860	40,303	72,383	71,612
Printing and shareholder reporting fees	44,919	7,601	76,223	93,551
Officer’s fees	36,383	13,191	205,116	118,340
Audit and tax service fees	33,686	41,181	43,584	36,087
Custodian fees (Note 2)	22,812	11,376	108,334	74,572
Other expenses	25,993	18,124	159,982	78,957
Offering expense	—	—	—	—
Dividend expense on securities sold short	—	228,622	19,354,796	—
Prime broker interest expense	—	254,831	—	—-
Total expenses before waivers and/or reimbursements	6,206,188	4,236,965	51,323,145	13,820,631
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(110,392)	(242,417)	—	(746,620)
Net expenses after waivers and/or reimbursements net of amounts recouped	6,095,796	3,994,548	51,323,145	13,074,011
Net investment income/(loss)	4,826,236	(1,297,585)	(196,417)	22,101,069

Net realized gain/(loss) from:
Investment securities	(54,211,779)	32,687,021	213,494,969	42,175,120
Purchased options **	—	1,163,952	—	—
Securities sold short	—	(6,224,220)	(181,979,908)	—
Options written **	—	(61,998)	—	1,423,205
Contracts for difference **	—	—	(50,846,748)	—
Foreign currency transactions	8	12,174	(3,069,732)	(960)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	14,499,468	(25,299,896)	(315,621,416)	(68,662,259)
Purchased options **	—	—	—	—
Securities sold short	—	(8,475,488)	45,505,023	—
Options written **	—	(311,102)	—	—
Contracts for difference **	—	—	2,928,194	—
Foreign currency translation	—	31,698	5,784,749	137
Net realized and unrealized gain/(loss)	(39,712,303)	(6,477,859)	(283,804,869)	(25,064,757)
Net increase/(decrease) in net assets resulting from operations	$(34,886,067)	$(7,775,444)	$(284,001,286)	$(2,963,688)
† Net of foreign withholding taxes of	$(16,747)	$(51,167)	$(1,546,684)	$(314,194)
■	Includes Acquired fund fees and expenses. See Note 2 for more details.
**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2020
STATEMENTS OF OPERATIONS (CONTINUED)

	WPG Partners	Boston	Boston
	Small/Micro Cap	Partners Global	Partners Global
	Value Fund	Equity Fund	Long/Short Fund
Investment Income
Dividends †	$363,863	$8,407,481	$7,927,595
Interest	8,732	86,215	180,670
Income from securities loaned (Note 8)	6,073	36,429	—
Prime broker interest income	—	—	1,571,180
Total investment income	378,668	8,530,125	9,679,445
Expenses
Advisory fees (Note 2)	165,187	4,014,169	5,692,998
Transfer agent fees (Note 2)	8,835	516,195	270,916
Distribution fees (Investor Class) (Note 2)	—	—	25,264
Administration and accounting fees (Note 2)	22,255	201,433	169,675
Legal fees	1,849	46,152	37,187
Director’s fees	1,903	50,785	45,706
Registration fees	23,488	26,396	46,881
Printing and shareholder reporting fees	1,237	29,820	37,009
Officer’s fees	1,499	41,836	37,941
Audit and tax service fees	33,969	42,804	46,938
Custodian fees (Note 2)	8,537	421,385	179,081
Other expenses	2,696	29,758	25,070
Offering expense	—	—	—
Dividend expense on securities sold short	—	—	2,768,387
Prime broker interest expense	—	—	—
Total expenses before waivers and/or reimbursements	271,455	5,420,733	9,383,053
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(45,416)	(1,193,888)	—
Net expenses after waivers and/or reimbursements net of amounts recouped	226,039	4,226,845	9,383,053
Net investment income/(loss)	152,629	4,303,280	296,392

Net realized gain/(loss) from:
Investment securities	(3,385,849)	(24,429,585)	(26,202,394)
Purchased options **	—	—	—
Securities sold short	—	—	3,204,292
Options written **	—	—	(3,735,517)
Contracts for difference **	—	—	(2,306,862)
Foreign currency transactions	—	(1,222)	(459,146)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	1,416,754	(17,576,643)	(25,300,034)
Purchased options **	—	—	—
Securities sold short	—	—	(9,108,961)
Options written **	—	—	854,754
Contracts for difference **	—	—	674,097
Foreign currency translation	—	71,927	133,247
Net realized and unrealized gain/(loss)	(1,969,095)	(41,935,523)	(62,246,524)
Net increase/(decrease) in net assets resulting from operations	$(1,816,466)	$(37,632,243)	$(61,950,132)
† Net of foreign withholding taxes of	$(7,138)	$(500,907)	$(482,248)

■	Includes Acquired fund fees and expenses. See Note 2 for more details.
**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

86  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2020
STATEMENTS OF OPERATIONS (CONCLUDED)

	Boston	Boston	Boston
	Partners	Partners	Partners
	Emerging Markets	Emerging	Global Equity
	Dynamic Equity Fund	Markets Fund	Advantage Fund
Investment Income
Dividends †	$1,859,312	$440,200	$906,130
Interest	146,097	10,284	5,780
Income from securities loaned (Note 8)	—	—	—
Prime broker interest income	—	—	—
Total investment income	2,005,409	450,484	911,910
Expenses
Advisory fees (Note 2)	847,128	110,348	313,204
Transfer agent fees (Note 2)	10,626	4,149	5,056
Distribution fees (Investor Class) (Note 2)	—	—	—
Administration and accounting fees (Note 2)	70,489	32,434	32,002
Legal fees	4,706	1,139	350
Director’s fees	5,266	319	744
Registration fees	22,656	21,794	26,263
Printing and shareholder reporting fees	5,710	1,076	2,584
Officer’s fees	3,875	637	448
Audit and tax service fees	67,223	54,100	33,320
Custodian fees (Note 2)	124,128	93,783	73,129
Other expenses	4,625	1,623	1,371
Offering expense	—	—	44,818
Dividend expense on securities sold short	48,160	—	—
Prime broker interest expense	50,822	—	—
Total expenses before waivers and/or reimbursements	1,265,414	321,402	533,289
Less: waivers and/or reimbursements net of amounts recouped (Note 2) ■	(307,711)	(178,695)	(352,836)
Net expenses after waivers and/or reimbursements net of amounts recouped	957,703	142,707	180,453
Net investment income/(loss)	1,047,706	307,777	731,457

Net realized gain/(loss) from:
Investment securities	1,402,968	(1,061,687)	(2,939,044)
Purchased options **	—	—	—
Securities sold short	(607,489)	—	—
Options written **	—	—	—
Contracts for difference **	1,517,846	40,638	—
Foreign currency transactions	(74,889)	(25,375)	(19,596)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	2,788,753	1,694,468	464,387
Purchased options **	—	—	—
Securities sold short	(996,442)	—	—
Options written **	—	—	—
Contracts for difference **	645,180	(39,034)	—
Foreign currency translation	307	(2,097)	2,330
Net realized and unrealized gain/(loss)	4,676,234	606,913	(2,491,923)
Net increase/(decrease) in net assets resulting from operations	$5,723,940	$914,690	$(1,760,466)
† Net of foreign withholding taxes of	$(138,812)	$(41,461)	$(33,272)

■	Includes Acquired fund fees and expenses. See Note 2 for more details.
**	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners Small Cap Value Fund II		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$4,826,236	$5,119,815	$(1,297,585)	$(4,074,640)
Net realized gain/(loss) from investments and foreign currency	(54,211,771)	4,896,278	27,576,929	22,450,450
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	14,499,468	(73,206,212)	(34,054,788)	(58,673,475)
Net increase/(decrease) in net assets resulting from operations	(34,886,067)	(63,190,119)	(7,775,444)	(40,297,665)

Dividends and distributions to shareholders:
Institutional Class	(11,586,422)	(24,782,416)	(16,021,570)	(39,629,576)
Investor Class	(2,731,799)	(7,438,014)	(2,702,290)	(3,570,596)
Net decrease in net assets from dividends and distributions to shareholders	(14,318,221)	(32,220,430)	(18,723,860)	(43,200,172)

Capital transactions:
Institutional Class
Proceeds from shares sold	238,306,335	118,504,503	14,783,093	38,668,117
Reinvestment of distributions	11,181,116	24,557,730	12,844,176	33,235,863
Shares redeemed	(132,345,095)	(123,812,685)	(164,092,990)	(418,406,076)
Investor Class
Proceeds from shares sold	14,259,177	29,276,394	1,332,244	4,437,809
Reinvestment of distributions	2,687,806	7,318,410	2,654,278	3,529,676
Shares redeemed	(48,635,049)	(36,795,840)	(13,746,832)	(27,469,487)
Net increase/(decrease) in net assets from capital transactions	85,454,290	19,048,512	(146,226,031)	(366,004,098)
Total increase/(decrease) in net assets	36,250,002	(76,362,037)	(172,725,335)	(449,501,935)

Net assets:
Beginning of period	544,131,478	620,493,515	255,989,402	705,491,337
End of period	$580,381,480	$544,131,478	$83,264,067	$255,989,402

Share transactions:
Institutional Class
Shares sold	11,884,055	4,956,178	886,645	2,095,949
Shares reinvested	438,132	1,148,094	756,876	1,866,135
Shares redeemed	(6,418,379)	(5,270,333)	(9,945,511)	(22,879,083)
Net increase/(decrease)	5,903,808	833,939	(8,301,990)	(18,916,999)
Investor Class
Shares sold	743,090	1,325,727	90,104	263,262
Shares reinvested	110,337	358,044	173,482	217,077
Shares redeemed	(2,508,720)	(1,629,801)	(942,479)	(1,607,980)
Net increase/(decrease)	(1,655,293)	53,970	(678,893)	(1,127,641)

The accompanying notes are an integral part of the financial statements.

88  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Boston Partners Long/Short Research Fund		Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(196,417)	$29,436,127	$22,101,069	$26,365,649
Net realized gain/(loss) from investments and foreign currency	(22,401,419)	32,979,852	43,597,365	29,076,780
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(261,403,450)	(378,775,616)	(68,662,122)	(181,342,281)
Net increase/(decrease) in net assets resulting from operations	(284,001,286)	(316,359,637)	(2,963,688)	(125,899,852)

Dividends and distributions to shareholders:
Institutional Class	(68,239,780)	(288,844,600)	(39,151,779)	(94,784,961)
Investor Class	(1,083,477)	(5,365,883)	(7,489,376)	(24,143,563)
Net decrease in net assets from dividends and distributions to shareholders	(69,323,257)	(294,210,483)	(46,641,155)	(118,928,524)

Capital transactions:
Institutional Class
Proceeds from shares sold	248,718,211	888,216,598	217,947,573	383,982,359
Reinvestment of distributions	34,084,072	123,003,382	31,324,587	80,182,626
Shares redeemed	(2,064,431,222)	(3,836,061,077)	(715,633,581)	(568,063,951)
Investor Class
Proceeds from shares sold	4,371,135	22,919,651	23,996,472	46,250,282
Reinvestment of distributions	1,080,450	5,351,175	7,258,422	23,512,998
Shares redeemed	(30,400,484)	(81,360,293)	(123,252,441)	(203,556,917)
Net increase/(decrease) in net assets from capital transactions	(1,806,577,838)	(2,877,930,564)	(558,358,968)	(237,692,603)
Total increase/(decrease) in net assets	(2,159,902,381)	(3,488,500,684)	(607,963,811)	(482,520,979)

Net assets:
Beginning of period	3,267,301,462	6,755,802,146	1,882,191,545	2,364,712,524
End of period	$1,107,399,081	$3,267,301,462	$1,274,227,734	$1,882,191,545

Share transactions:
Institutional Class
Shares sold	16,878,926	57,905,304	9,208,074	15,591,415
Shares reinvested	2,166,820	8,361,889	1,157,597	3,484,686
Shares redeemed	(149,756,944)	(253,044,783)	(29,943,106)	(23,090,761)
Net increase/(decrease)	(130,711,198)	(186,777,590)	(19,577,435)	(4,014,660)
Investor Class
Shares sold	307,435	1,485,426	1,000,678	1,831,239
Shares reinvested	70,205	371,609	269,329	1,026,320
Shares redeemed	(2,183,851)	(5,461,987)	(5,141,085)	(8,369,542)
Net increase/(decrease)	(1,806,211)	(3,604,952)	(3,871,078)	(5,511,983)

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	WPG Partners Small/Micro Cap Value Fund		Boston Partners Global Equity Fund
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$152,629	$103,309	$4,303,280	$10,666,407
Net realized gain/(loss) from investments and foreign currency	(3,385,849)	(1,256,510)	(24,430,807)	(23,857,335)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	1,416,754	(4,803,121)	(17,504,716)	(38,426,214)
Net increase/(decrease) in net assets resulting from operations	(1,816,466)	(5,956,322)	(37,632,243)	(51,617,142)

Dividends and distributions to shareholders:
Institutional Class	(108,852)	(1,821,699)	(10,116,438)	(51,164,406)
Investor Class	—	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(108,852)	(1,821,699)	(10,116,438)	(51,164,406)

Capital transactions:
Institutional Class
Proceeds from shares sold	931,570	140,303	13,415,264	230,742,522
Reinvestment of distributions	101,138	1,747,841	10,102,108	50,626,116
Shares redeemed	(2,230,051)	(4,272,967)	(481,947,978)	(161,208,686)
Investor Class
Proceeds from shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease) in net assets from capital transactions	(1,197,343)	(2,384,823)	(458,430,606)	120,159,952
Total increase/(decrease) in net assets	(3,122,661)	(10,162,844)	(506,179,287)	17,378,404

Net assets:
Beginning of period	22,272,904	32,435,748	683,649,305	666,270,901
End of period	$19,150,243	$22,272,904	$177,470,018	$683,649,305

Share transactions:
Institutional Class
Shares sold	81,469	10,622	910,343	13,882,358
Shares reinvested	6,942	132,714	595,292	3,304,577
Shares redeemed	(175,463)	(306,458)	(32,766,623)	(9,780,418)
Net increase/(decrease)	(87,052)	(163,122)	(31,260,988)	7,406,517
Investor Class
Shares sold	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase/(decrease)	—	—	—	—

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Boston Partners Global Long/Short Fund		Boston Partners Emerging Markets Dynamic Equity Fund
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$296,392	$5,368,340	$1,047,706	$258,853
Net realized gain/(loss) from investments and foreign currency	(29,499,627)	(13,199,125)	2,238,436	(4,199,346)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(32,746,897)	(37,647,511)	2,437,798	3,991,003
Net increase/(decrease) in net assets resulting from operations	(61,950,132)	(45,478,296)	5,723,940	50,510

Dividends and distributions to shareholders:
Institutional Class	(7,186,270)	(16,137,470)	(1,296,540)	(318,952)
Investor Class	(133,127)	(390,012)	—	—
Net decrease in net assets from dividends and distributions to shareholders	(7,319,397)	(16,527,482)	(1,296,540)	(318,952)

Capital transactions:
Institutional Class
Proceeds from shares sold	43,382,764	278,122,015	6,398,476	14,109,573
Reinvestment of distributions	6,592,224	14,614,857	1,266,707	312,795
Shares redeemed	(462,183,161)	(534,235,179)	(10,341,205)	(13,974,868)
Investor Class
Proceeds from shares sold	1,161,495	5,601,799	—	—
Reinvestment of distributions	131,740	384,274	—	—
Shares redeemed	(8,515,110)	(13,841,421)	—	—
Net increase/(decrease) in net assets from capital transactions	(419,430,048)	(249,353,655)	(2,676,022)	447,500
Total increase/(decrease) in net assets	(488,699,577)	(311,359,433)	1,751,378	179,058

Net assets:
Beginning of period	625,864,150	937,223,583	58,424,130	58,245,072
End of period	$137,164,573	$625,864,150	$60,175,508	$58,424,130
Share transactions:
Institutional Class
Shares sold	4,213,496	25,515,260	608,924	1,390,778
Shares reinvested	609,263	1,371,000	118,052	32,314
Shares redeemed	(48,274,686)	(49,275,262)	(961,867)	(1,385,704)
Net increase/(decrease)	(43,451,927)	(22,389,002)	(234,891)	37,388
Investor Class
Shares sold	115,237	528,313	—	—
Shares reinvested	12,301	36,459	—	—
Shares redeemed	(848,446)	(1,290,716)	—	—
Net increase/(decrease)	(720,908)	(725,944)	—	—

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

	Boston Partners Emerging Markets Fund		Boston Partners Global Equity Advantage Fund
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019*

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$307,777	$126,073	$731,457	$114,389
Net realized gain/(loss) from investments and foreign currency	(1,046,424)	(705,218)	(2,958,640)	15,834
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	1,653,337	751,803	466,717	1,298,753
Net increase/(decrease) in net assets resulting from operations	914,690	172,658	(1,760,466)	1,428,976

Dividends and distributions to shareholders:
Institutional Class	(503,507)	—	(633,996)	—
Net decrease in net assets from dividends and distributions to shareholders	(503,507)	—	(633,996)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	6,125,226	1,000,000	10,368,392	25,000,000
Reinvestment of distributions	503,507	—	633,996	—
Shares redeemed	—	—	—	—
Net increase/(decrease) in net assets from capital transactions	6,628,733	1,000,000	11,002,388	25,000,000
Total increase/(decrease) in net assets	7,039,916	1,172,658	8,607,926	26,428,976

Net assets:
Beginning of period	9,468,269	8,295,611	26,428,976	—
End of period	$16,508,185	$9,468,269	$35,036,902	$26,428,976

Share transactions:
Institutional Class
Shares sold	602,890	122,398	956,529	2,500,000
Shares reinvested	52,285	—	59,586	—
Shares redeemed	—	—	—	—
Net increase/(decrease)	655,175	122,398	1,016,115	2,500,000

*	The Fund commenced operations on May 29, 2019.

The accompanying notes are an integral part of the financial statements.

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Annual Report 2020  |  93

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*^
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/20	$23.42	$0.20	$(1.94)	$(1.74)	$(0.28)	$(0.34)	$(0.62)	$—
8/31/19	27.74	0.23	(3.12)	(2.89)	(0.12)	(1.31)	(1.43)	—
8/31/18	24.96	0.21	3.75	3.96	(0.20)	(0.98)	(1.18)	—
8/31/17	23.00	0.13	2.38	2.51	(0.21)	(0.34)	(0.55)	—
8/31/16	21.89	0.18	2.00	2.18	(0.12)	(0.95)	(1.07)	—	[3]
Investor Class
8/31/20	$22.33	$0.15	$(1.85)	$(1.70)	$(0.22)	$(0.34)	$(0.56)	$—
8/31/19	26.53	0.16	(2.99)	(2.83)	(0.06)	(1.31)	(1.37)	—
8/31/18	23.92	0.14	3.59	3.73	(0.14)	(0.98)	(1.12)	—
8/31/17	22.06	0.07	2.29	2.36	(0.16)	(0.34)	(0.50)	—
8/31/16	21.04	0.12	1.92	2.04	(0.07)	(0.95)	(1.02)	—	[3]
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/20	$17.74	$(0.14)	$(0.70)	$(0.84)	$—	$(1.75)	$(1.75)	$—
8/31/19	20.51	(0.18)	(1.06)	(1.24)	—	(1.53)	(1.53)	—
8/31/18	20.96	(0.35)	0.07	(0.28)	—	(0.17)	(0.17)	—
8/31/17	20.09	(0.26)	1.13	0.87	—	—	—	—
8/31/16	19.04	(0.35)	3.04	2.69	—	(1.64)	(1.64)	—	[3]
Investor Class
8/31/20	$16.17	$(0.16)	$(0.62)	$(0.78)	$—	$(1.75)	$(1.75)	$—
8/31/19	18.88	(0.20)	(0.98)	(1.18)	—	(1.53)	(1.53)	—
8/31/18	19.36	(0.38)	0.07	(0.31)	—	(0.17)	(0.17)	—
8/31/17	18.60	(0.29)	1.05	0.76	—	—	—	—
8/31/16	17.79	(0.37)	2.82	2.45	—	(1.64)	(1.64)	—	[3]
Boston Partners Long/Short Research Fund
Institutional Class
8/31/20	$15.15	$(0.00)	$(1.48)	$(1.48)	$(0.21)	$(0.15)	$(0.36)	$—
8/31/19	16.64	0.09	(0.79)	(0.70)	(0.01)	(0.78)	(0.79)	—
8/31/18	16.27	(0.03)	0.40	0.37	—	—	—	—
8/31/17	15.23	(0.12)	1.16	1.04	—	—	—	—
8/31/16	15.20	(0.06)[4]	0.67	0.61	—	(0.58)	(0.58)	—	[3]
Investor Class
8/31/20	$14.81	$(0.04)	$(1.44)	$(1.48)	$(0.17)	$(0.15)	$(0.32)	$—
8/31/19	16.31	0.06	(0.78)	(0.72)	—	(0.78)	(0.78)	—
8/31/18	15.99	(0.08)	0.40	0.32	—	—	—	—
8/31/17	15.00	(0.15)	1.14	0.99	—	—	—	—
8/31/16	15.01	(0.09)[4]	0.66	0.57	—	(0.58)	(0.58)	—	[3]

*	Calculated based on average shares outstanding for the period.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Small Cap Value Fund II and BP Long/Short Research Fund. There was a 2.00% redemption fee on shares redeemed that were held 365 days or less on the BP Long/Short Equity Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

94  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[5]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$21.06	(7.88%)	$503,349	1.07%	N/A	1.09%	0.94%	46%
23.42	(9.92)	421,429	1.10	N/A	1.16	0.97	29
27.74	16.25	476,179	1.10	N/A	1.14	0.78	40
24.96	10.92	362,674	1.10	N/A	1.18	0.53	24
23.00	10.67	279,049	1.10	N/A	1.22	0.86	29

$20.07	(8.07%)	$77,032	1.32%	N/A	1.34%	0.69%	46%
22.33	(10.20)	122,703	1.35	N/A	1.41	0.72	29
26.53	15.94	144,315	1.35	N/A	1.39	0.53	40
23.92	10.68	159,271	1.35	N/A	1.43	0.28	24
22.06	10.38	126,461	1.35	N/A	1.47	0.61	29

$15.15	(5.78%)	$68,780	2.57%	2.25%	2.74%	(0.81%)	46%
17.74	(6.05)	227,834	2.67	2.45	2.68	(0.94)	64
20.51	(1.38)	651,325	3.01	2.37	3.01	(1.62)	58
20.96	4.33	858,821	2.80	2.39	2.80	(1.21)	63
20.09	15.36	731,894	3.57	2.46	3.57	(1.79)	72

$13.64	(5.99%)	$14,484	2.82%	2.50%	2.99%	(1.06%)	46%
16.17	(6.27)	28,156	2.92	2.70	2.93	(1.19)	64
18.88	(1.65)	54,167	3.26	2.62	3.26	(1.87)	58
19.36	4.09	88,103	3.05	2.64	3.05	(1.46)	63
18.60	15.07	97,417	3.82	2.71	3.82	(2.04)	72

$13.31	(10.13%)	$1,082,963	2.21%	1.37%	2.21%	(0.01%)	66%
15.15	(4.05)	3,212,731	2.15	1.38	2.15	0.62	60
16.64	2.27	6,636,897	2.09	1.34	2.09	(0.19)	60
16.27	6.83	6,361,628	2.23	1.37	2.23	(0.75)	54
15.23	4.10	6,403,404	2.51	1.41	2.51	(0.38)[4]	53

$13.01	(10.32%)	$24,436	2.46%	1.62%	2.46%	(0.26%)	66%
14.81	(4.27)	54,570	2.40	1.63	2.40	0.37	60
16.31	2.00	118,905	2.34	1.59	2.34	(0.44)	60
15.99	6.60	211,455	2.48	1.63	2.48	(1.00)	54
15.00	3.88	259,400	2.76	1.66	2.76	(0.63)[4]	53

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005 per share.
[4]	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10) and $(0.13) for Institutional Class and Investor Class, respectively. The ratio of net investment loss would have been (0.66)% and (0.91)% for Institutional Class and Investor Class, respectively.
[5]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  95

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*		Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders	Redemption Fees*^
Boston Partners All-Cap Value Fund
Institutional Class
8/31/20	$24.97	$0.36		$(0.08)	$0.28	$(0.37)	$(0.35)	$(0.72)	$—
8/31/19	27.86	0.34		(1.76)	(1.42)	(0.29)	(1.18)	(1.47)	—
8/31/18	25.57	0.22		3.20	3.42	(0.18)	(0.95)	(1.13)	—
8/31/17	23.12	0.20		3.17	3.37	(0.27)	(0.65)	(0.92)	—
8/31/16	22.08	0.30		2.15	2.45	(0.30)	(1.11)	(1.41)	—
Investor Class
8/31/20	$24.82	$0.30		$(0.09)	$0.21	$(0.29)	$(0.35)	$(0.64)	$—
8/31/19	27.69	0.27		(1.75)	(1.48)	(0.21)	(1.18)	(1.39)	—
8/31/18	25.42	0.16		3.18	3.34	(0.12)	(0.95)	(1.07)	—
8/31/17	23.00	0.14		3.15	3.29	(0.22)	(0.65)	(0.87)	—
8/31/16	21.98	0.25		2.13	2.38	(0.25)	(1.11)	(1.36)	—
WPG Partners Small/Micro Cap Value Fund
Institutional Class
8/31/20	$13.19	$0.09		$(1.26)	$(1.17)	$(0.06)	$—	$(0.06)	$—
8/31/19	17.52	0.06		(3.36)	(3.30)	(0.05)	(0.98)	(1.03)	—
8/31/18	16.13	0.04		2.50	2.54	(0.06)	(1.09)	(1.15)	—
8/31/17	15.50	0.05		0.65	0.70	(0.07)	—	(0.07)	—
8/31/16	15.40	0.07		0.46	0.53	(0.10)	(0.33)	(0.43)	—
Boston Partners Global Equity Fund
Institutional Class
8/31/20	$15.91	$0.15		$(0.67)	$(0.52)	$(0.24)	$—	$(0.24)	$—
8/31/19	18.73	0.25		(1.79)	(1.54)	(0.18)	(1.10)	(1.28)	—
8/31/18	17.39	0.16		1.56	1.72	(0.12)	(0.26)	(0.38)	—
8/31/17	15.60	0.14		1.95	2.09	(0.30)	—	(0.30)	—
8/31/16	14.66	0.35	[5]	0.66	1.01	(0.05)	(0.02)	(0.07)	—

*	Calculated based on average shares outstanding.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Global Equity Fund. The WPG Small/Micro Cap Value Fund had a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

96  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[6]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$24.53	0.84%	$1,053,301	0.80%	N/A	0.84%	1.46%	37%
24.97	(4.65)	1,561,229	0.80	N/A	0.82	1.34	33
27.86	13.70	1,853,976	0.80	N/A	0.80	0.83	33
25.57	14.88	1,370,288	0.80	N/A	0.88	0.83	27
23.12	11.68	1,016,106	0.77	N/A	0.96	1.41	30 [3]

$24.39	0.59%	$220,927	1.05%	N/A	1.09%	1.21%	37%
24.82	(4.90)	320,962	1.05	N/A	1.07	1.09	33
27.69	13.44	510,737	1.05	N/A	1.05	0.58	33
25.42	14.56	426,904	1.05	N/A	1.13	0.58	27
23.00	11.39	347,954	1.02	N/A	1.21	1.16	30 [3]

$11.96	(8.92%)	$19,150	1.10%	N/A	1.31%	0.74%	123%
13.19	(18.85)	22,273	1.10	N/A	1.23	0.40	79
17.52	16.16	32,436	1.09	N/A	1.11	0.23	80
16.13	4.50	30,781	1.10	N/A	1.29	0.30	78
15.50	3.74	33,929	1.10	N/A	1.55	0.47	62

$15.15	(3.40%)	$177,470	0.95%	N/A	1.22%	0.96%	118%
15.91	(7.92)	683,649	0.95	N/A	1.03	1.55	97
18.73	9.93	666,271	0.95	N/A	1.03	0.88	80
17.39	13.59	590,525	0.95	N/A	1.04	0.84	83
15.60	6.90	415,999	0.95	N/A	1.10	2.38 [5]	80

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18. The ratio of net investment income would have been 1.25%.
[6]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  97

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners Global Long/Short Fund
Institutional Class
8/31/20	$10.74	$0.01	$(0.89)	$(0.88)	$(0.14)	$—	$(0.14)
8/31/19	11.52	0.07	(0.65)	(0.58)	—	(0.20)	(0.20)
8/31/18	11.34	(0.01)	0.19	0.18	—	—	—
8/31/17	10.90	(0.11)	0.57	0.46	(0.02)	—	(0.02)
8/31/16	10.55	0.05 [7]	0.34	0.39	—	(0.04)	(0.04)
Investor Class
8/31/20	$10.61	$(0.02)	$(0.88)	$(0.90)	$(0.10)	$—	$(0.10)
8/31/19	11.40	0.05	(0.84)	(0.79)	—	—	—
8/31/18	11.25	(0.04)	0.19	0.15	—	—	—
8/31/17	10.85	(0.13)	0.54	0.41	(0.01)	—	(0.01)
8/31/16	10.51	0.02 [7]	0.36	0.38	—	(0.04)	(0.04)
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class
8/31/20	$10.45	$0.19	$0.82	$1.01	$(0.23)	$—	$(0.23)
8/31/19	10.49	0.04	(0.03)	0.01	—	(0.05)	(0.05)
8/31/18	12.12	(0.05)	(0.87)	(0.92)	(0.26)	(0.45)	(0.71)
8/31/17	11.15	(0.07)	1.96	1.89	(0.82)	(0.10)	(0.92)
12/15/15** through 8/31/16	10.00	(0.09)	1.24	1.15	—	—	—
Boston Partners Emerging Markets Fund
Institutional Class
8/31/20	$9.18	$0.21	$0.89	$1.10	$(0.49)	$—	$(0.49)
8/31/19	9.13	0.13	(0.08)	0.05	—	—	—
10/17/17** through 8/31/18	10.00	0.05	(0.86)	(0.81)	(0.06)	—	(0.06)
Boston Partners Global Equity Advantage Fund
Institutional Class
8/31/20	$10.57	$0.23	$(0.59)	$(0.36)	$(0.21)	$(0.04)	$(0.25)
5/29/19** through 8/31/19	10.00	0.05	0.52	0.57	—	—	—

*	Calculated based on average shares outstanding, unless otherwise noted.
**	Commencement of operations.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Global Long/Short Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

98  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (CONCLUDED)	Per Share Operating Performance

Redemption Fees*^		Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[8]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$—		$9.72	(8.30%)	$130,857	2.46%	1.75%	2.46%	0.07%	125%
—		10.74	(5.00)	611,254	2.47	1.65	2.47	0.69	99
—		11.52	1.59	913,237	2.34	1.65	2.34	(0.11)	85
—		11.34	4.26	1,008,234	2.63	1.70	2.63	(0.94)	109
—	[4]	10.90	3.74	853,621	2.99	1.74	2.99	0.47 [7]	137

$—		$9.61	(8.55%)	$6,308	2.71%	2.00%	2.71%	(0.18%)	125%
—		10.61	(5.14)	14,610	2.72	1.90	2.72	0.44	99
—		11.40	1.33	23,987	2.59	1.90	2.59	(0.36)	85
—		11.25	3.92	34,030	2.88	1.95	2.88	(1.17)	109
—	[4]	10.85	3.66	31,294	3.24	1.99	3.24	0.22 [7]	137

$—		$11.23	9.75%	$60,176	1.66%	1.49%	2.19%	1.81%	219%
—		10.45	0.18	58,424	1.96	1.96	2.44	0.43	186
—		10.49	(8.11)	58,245	2.00	2.00	2.37	(0.47)	222
—		12.12	18.71	56,829	2.13	2.06	2.99	(0.60)	184
—		11.15	11.50	10,938	3.87 [5]	2.10 [5]	7.82 [5]	(1.26)[5]	229 [3,6]

$—		$9.79	12.05%	$16,508	1.06%	N/A	2.39%	2.29%	177%
—		9.18	0.55	9,468	1.07	N/A	2.89	1.41	155
—		9.13	(8.11)	8,296	1.10 [5]	N/A	2.95 [5]	0.58 [5]	146 [6]

$—		$9.96	(3.53%)	$35,037	0.58%	N/A	1.70%	2.34%	124%
—		10.57	5.70	26,429	0.25	N/A	1.88	1.69	16

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Portfolio turnover rate excludes securities delivered/received from processing redemptions/subscriptions in-kind.
[4]	Amount is less than $0.005.
[5]	Annualized.
[6]	Not Annualized.
[7]	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.09) and $(0.12) for Institutional Class and Investor Class, respectively. The ratio of net investment income (loss) would have been (0.88)% and (1.13)% for Institutional Class and Investor Class, respectively.
[8]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

Annual Report 2020  |  99

BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 2020

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”), Boston Partners Emerging Markets Dynamic Equity Fund (“BP Emerging Markets Dynamic Equity Fund”) (formerly known as Boston Partners Emerging Markets Long/Short Fund), Boston Partners Emerging Markets Fund (“BP Emerging Markets Fund”) and Boston Partners Global Equity Advantage Fund (“BP Global Equity Advantage Fund”) (collectively the “BP Funds”), and WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of the end of the reporting period, the Funds (other than the WPG Small/Micro Cap Value Fund, BP Emerging Markets Dynamic Equity Fund, BP Emerging Markets Fund and BP Global Equity Advantage Fund) each offer two classes of shares, Institutional Class and Investor Class. As of the end of the reporting period, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund, BP Emerging Markets Dynamic Equity Fund, BP Emerging Markets Fund and BP Global Equity Advantage Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of BP Small Cap Value Fund II and BP All-Cap Value Fund is to seek long-term growth of capital primarily through investment in equity securities. The investment objective of BP Global Equity Fund, BP Global/Long Short Fund, BP Emerging Markets Fund, BP Emerging Markets Dynamic Equity Fund and BP Global Equity Advantage Fund is to seek long-term capital growth. The investment objective of BP Long/Short Equity Fund is to seek long-term capital appreciation while reducing exposure to general equity market risk. The investment objective of WPG Small/Micro Cap Value Fund is to seek appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The investment objective of BP Long/Short Research Fund is to seek long-term total return.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

PORTFOLIO VALUATION —Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements,

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aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

•	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of the end of the reporting period is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal year, the Funds had no significant level 3 investments or transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Offering costs are amortized for a new fund and accrued over a 12 month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including investment advisory, offering costs, and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

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FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

CURRENCY RISK — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

EMERGING MARKETS RISK — The BP Emerging Markets Dynamic Equity Fund and the BP Emerging Markets Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

FOREIGN SECURITIES MARKET RISK — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

OPTIONS WRITTEN — The Funds may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains

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or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Funds’ written options are exchange-traded options.

During the current fiscal period, the Funds’ average quarterly volume of options transactions was as follows:

	PURCHASED OPTIONS	WRITTEN OPTIONS
FUND	(COST)	(PROCEEDS)
BP Long/Short Equity Fund	$50,757	$529,809
BP All-Cap Value Fund	—	1,657,494
BP Global Long/Short Fund	—	3,360,327

SHORT SALES — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund had net income/(charges) of $(204,778), $4,869,953, $1,577,234 and $(45,610), respectively, on borrowed securities. Such amounts are included in prime broker interest income on the Statements of Operations.

As of the end of the reporting period, BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long Short and BP Emerging Markets Dynamic Equity Fund had securities sold short valued at $22,270,499, $531,281,778, $53,659,228 and $9,379,813, respectively, for which securities of $30,196,529, $380,951,165, $36,518,726 and $8,978,939 and deposits of $23,046,594, $436,696,466, $54,203,110 and $9,608,905, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the current fiscal period:

BP LONG/SHORT EQUITY FUND			BP LONG/SHORT RESEARCH FUND

DAYS	AVERAGE DAILY	WEIGHTED AVERAGE	DAYS	AVERAGE DAILY	WEIGHTED AVERAGE
UNITIZED	BORROWINGS	INTEREST RATE	UNITIZED	BORROWINGS	INTEREST RATE
366	EUR 6,593	0.10%	257	AUD 3,147,006	1.07%
366	USD 3,595,567	1.37%	188	CAD 3,811,586	0.95%
			278	CHF 1,379,763	0.35%
			211	DKK 0	0.00%
			242	EUR 2,840,402	0.09%
			175	GBP 2,463,852	0.55%
			296	HKD 31,562,296	1.48%
			336	ILS 225,166	0.70%
			219	JPY 570,315,065	0.40%
			365	MXN 33,907	8.21%
			303	NOK 8,812,140	1.48%
			267	SEK 4,379,855	0.36%
			113	THB 217,932,520	1.25%
			153	USD 47,070,374	1.07%

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BP GLOBAL LONG/SHORT FUND			BP EMERGING MARKETS DYNAMIC EQUITY FUND
DAYS	AVERAGE DAILY	WEIGHTED AVERAGE	DAYS	AVERAGE DAILY	WEIGHTED AVERAGE
UNITIZED	BORROWINGS	INTEREST RATE	UNITIZED	BORROWINGS	INTEREST RATE
85	AUD 164,124	1.04%	14	AUD 17,378	1.17%
89	CAD 39,968	1.89%	3	CAD 0	0.00%
13	CHF 10,488	0.32%	5	CNY 168,948	3.91%
17	DKK 159,125	0.20%	36	DKK 62	0.00%
172	EUR 24,921	0.08%	22	EUR 5,326	0.10%
164	GBP 32,686	1.00%	100	GBP 347,953	0.59%
105	HKD 206,575	1.02%	18	HKD 36,281	0.91%
257	JPY 4,887,673	0.44%	3	ILS 2,000	0.72%
8	SEK 454,624	0.22%	43	JPY 10	0.00%
131	USD 1,089,575	1.32%	135	MXN 1,769,387	7.88%
			8	SGD 85,226	0.56%
			239	USD 275,462	1.07%
			9	ZAR 298,261	4.76%

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund incurred interest expense during the current fiscal period on such borrowings, in the amount of $50,053, $348,853, $6,054 and $5,212, respectively.

CONTRACTS FOR DIFFERENCE — The BP Global Long/Short Fund, BP Long/Short Research Fund, BP Emerging Markets Dynamic Equity Fund and BP Emerging Markets Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. As of the end of the reporting period, BP Long/Short Research Fund and BP Emerging Markets Dynamic Equity Fund had cash deposits for contracts for difference of $1,417,565 and $2,283,691, respectively, which were pledged as collateral. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of the end of the reporting period, the BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund and the BP Emerging Markets Fund held CFDs.

During the current fiscal period, the average volume of CFDs was as follows:

	NOTIONAL AMOUNT	NOTIONAL AMOUNT
FUND	LONG	SHORT
BP Long/Short Research Fund	$5,778,322	$57,940,670
BP Global Long/Short Fund	723,474	11,757,325
BP Emerging Markets Dynamic Equity Fund	17,401,766	22,914,653
BP Emerging Markets Fund	1,018,791	—

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The following is a summary of CFD’s that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of the end of the reporting period:

		GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT[1]	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED[2]	NET AMOUNT[3]
BP Long/Short Research Fund
Goldman Sachs	$479,716	$110,160	$—	$369,556	$110,160	$110,160	$—	$—
Macquarie	108,003	—	—	108,003	—	—	780,000	—
Morgan Stanley	—	—	—	—	—	—	637,565	—
Total	$587,719	$110,160	$—	$477,559	$110,160	$110,160	$1,417,565	$—
BP Global Long/Short Fund
Goldman Sachs	$89,349	$—	$—	$89,349	$ —	$—	$—	$—
Macquarie	17,183	—	—	17,183	—	—	—	—
Total	$106,532	$—	$—	$106,532	$ —	$—	$—	$—
BP Emerging Markets Dynamic Equity Fund
Goldman Sachs	$1,325,072	$678,837	$—	$646,235	$678,837	$678,837	$—	$—
Macquarie	3,854	—	—	3,854	—	—	144,859	—
Morgan Stanley	84,866	8,398	—	76,468	8,398	8,398	2,138,832	—
Total	$1,413,792	$687,235	$—	$726,557	$687,235	$687,235	$2,283,691	$—
BP Emerging Markets Fund
Goldman Sachs	$19,888	$19,888	$—	$—	$43,306	$19,888	$—	$23,418
Total	$19,888	$19,888	$—	$—	$43,306	$19,888	$—	$23,418

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Actual collateral pledged may be more than the amount shown.
[3]	Net amount represents the net amount payable to the counterparty in the event of default.

2. INVESTMENT ADVISERS AND OTHER SERVICES

Boston Partners Global Investors, Inc. (“Boston Partners” or the “Adviser”) serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. Campbell & Company Investment Adviser LLC is a co-adviser to BP Global Equity Advantage Fund and is entitled to 50% of the Advisory Fee.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: short sale dividend expense, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation for all the Funds (other than the BP Emerging Markets Dynamic Equity Fund and the BP Global Equity Advantage Fund) is in effect until February 28, 2021 and may not be terminated without the approval of the Board. For the BP Emerging Markets Dynamic Equity Fund, the contractual limitation is in effect until February 28, 2022 and may not be terminated without the approval of the Board. For the BP Global Equity Advantage Fund, the contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after these dates.

		EXPENSE CAPS
FUND	ADVISORY FEE	INSTITUTIONAL CLASS	INVESTOR CLASS
BP Small Cap Value Fund II	0.85%	0.99%	1.24%
BP Long/Short Equity Fund	2.25	1.96	2.21
BP Long/Short Research Fund	1.25	1.50	1.75
BP All-Cap Value Fund	0.70	0.80	1.05
WPG Partners Small/Micro Cap Value Fund*	0.80	1.10	N/A
BP Global Equity Fund	0.90	0.95	1.20
BP Global Long/Short Fund	1.50	2.00	2.25
BP Emerging Markets Dynamic Equity Fund	1.25	1.40	N/A
BP Emerging Markets Fund	0.75	1.00	N/A
BP Global Equity Advantage Fund	1.00	1.05	N/A

*	0.80% of net asset up to $500 million, 0.75% of net assets in excess of $500 million.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

For the period September 1, 2019 through February 28, 2020, the BP Long/Short Equity Fund agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.50% and 2.75% of the Fund’s average daily net assets attributable to the Institutional Class and Investor Class respectively.

For the period September 1, 2019 through September 30, 2019, the BP Emerging Markets Dynamic Equity Fund agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.00% of the Fund’s average daily net assets attributable to the Institutional Class. For the period September 1, 2019 through September 30, 2019, the BP Emerging Markets Dynamic Equity Fund’s advisory fee was 1.85%.

For the period October 1, 2019 through May 31, 2020, the BP Emerging Markets Dynamic Equity Fund agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.50% of the Fund’s average daily net assets attributable to the Institutional Class. For the period October 1, 2019 through May 31, 2020, the BP Emerging Markets Dynamic Equity Fund’s advisory fee was 1.50%.

For the period September 1, 2019 through May 31, 2020, the BP Emerging Markets Fund agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.10% of the Fund’s average daily net assets attributable to the Institutional Class. For the period September 1, 2019 through May 31, 2020, the BP Emerging Markets Fund’s advisory fee was 0.85%.

For the period September 1, 2019 through May 31, 2020, the BP Small Cap Value Fund II agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.10 % and 1.35% of the Fund’s average daily net assets attributable to the Institutional Class and Investor Class respectively. For the period of September 1, 2019 through May 31, 2020, the BP Small Cap Value Fund II’s advisory fee was 0.95%.

The Adviser may recoup from each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, short sale dividend expense, taxes, interest expense, and any extraordinary expenses) to exceed the Expense Caps of each class of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the Expense Caps that are currently in effect, if different.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS*	RECOUPMENTS	NET ADVISORY FEES
BP Small Cap Value Fund II	$5,097,213	$(148,231)	$37,839	$4,986,821
BP Long/Short Equity Fund	3,449,701	(242,417)	—	3,207,284
BP Long/Short Research Fund	28,999,011	—	—	28,999,011
BP All-Cap Value Fund	10,908,737	(746,620)	—	10,162,117
WPG Partners Small/Micro Cap Value Fund	165,187	(45,416)	—	119,771
BP Global Equity Fund	4,014,169	(1,193,888)	—	2,820,281
BP Global Long/Short Fund	5,692,998	—	—	5,692,998
BP Emerging Markets Dynamic Equity Fund	847,128	(307,711)	—	539,417
BP Emerging Markets Fund	110,348	(178,695)	—	(68,347)
BP Global Equity Advantage Fund	313,204	(352,836)	—	(39,632)

As of the end of the reporting period, the Funds had amounts available for recoupment as follows:

FUND	August 31, 2021	August 31, 2022	August 31, 2023	TOTAL
BP Small Cap Value Fund II	$242,966	$406,176	$ 148,231	$ 797,373
BP Long/Short Equity Fund	—	45,543	242,417	287,960
BP All-Cap Value Fund	89,619	476,070	746,620	1,312,309
WPG Partners Small/Micro Cap Value Fund	5,324	35,330	45,416	86,070
BP Global Equity Fund	523,243	608,508	1,193,888	2,325,639
BP Emerging Markets Dynamic Equity Fund	245,314	291,221	307,711	844,246
BP Emerging Markets Fund	135,327	162,027	178,695	476,049
BP Global Equity Advantage Fund	—	110,276	352,836	463,112

*	Includes Acquired fund fees and expenses. Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar become a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class Shares of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Quasar Distributors, LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class Shares, all as set forth in the Plans.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Funds were as follows:

FUND	PURCHASES	SALES
BP Small Cap Value Fund II	$323,614,245	$244,606,901
BP Long/Short Equity Fund	69,863,637	251,871,617
BP Long/Short Research Fund	1,489,470,892	3,522,290,536
BP All-Cap Value Fund	550,965,824	1,073,128,000
WPG Partners Small/Micro Cap Value Fund	24,548,254	25,383,810
BP Global Equity Fund	514,972,458	959,476,386
BP Global Long/Short Fund	449,106,109	867,140,943
BP Emerging Markets Dynamic Equity Fund	89,115,079	88,576,900
BP Emerging Markets Fund	27,718,379	20,935,749
BP Global Equity Advantage Fund	49,706,394	37,824,117

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. CAPITAL SHARE TRANSACTIONS

As of the end of the reporting period, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class Shares of the BP Long/Short Research Fund, BP Global Long/Short Fund and WPG Small/Micro Cap Value Fund, which have 750,000,000 shares, 300,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6. RESTRICTED SECURITIES

Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

As of the end of the reporting period, the Funds did not hold any restricted securities that were illiquid.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

7. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$552,034,919	$131,481,178	$(49,151,254)	$82,329,924
BP Long/Short Equity Fund	73,979,493	26,610,917	(11,703,093)	14,907,824
BP Long/Short Research Fund	890,136,870	348,689,861	(182,433,757)	166,256,104
BP All-Cap Value Fund	1,093,944,273	356,556,152	(65,459,524)	291,096,628
WPG Small/Micro Cap Value Fund	21,657,283	2,737,022	(2,339,943)	397,079
BP Global Equity Fund	178,617,646	29,862,906	(18,707,178)	11,155,728
BP Global Long/Short Fund	127,400,791	27,913,506	(27,019,474)	894,032
BP Emerging Markets Dynamic Equity Fund	53,685,528	6,586,408	(5,109,081)	1,477,327
BP Emerging Markets Fund	15,307,184	2,435,899	(1,246,676)	1,189,223
BP Global Equity Advantage Fund	34,080,015	3,589,782	(2,589,486)	1,000,296

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2020 were reclassified among the following accounts. They are primarily attributable to net investment loss, deemed distributions due to shareholder redemptions and investments in partnerships.

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
BP Small Cap Value Fund II	$—	$—
BP Long/Short Equity Fund	1,797,443	(1,797,443)
BP Long/Short Research Fund	(1,816,049)	1,816,049
BP All—Cap Value Fund	(17,626,580)	17,626,580
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	—
BP Global Long/Short Fund	—	—
BP Emerging Markets Dynamic Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION/ (DEPRECIATION)
BP Small Cap Value Fund II	$1,243,496	$—	$—	$(50,665,332)	$—	$82,329,924
BP Long/Short Equity Fund	—	23,768,788	—	(775,181)	—	15,062,040
BP Long/Short Research Fund	—	—	—	(15,368,510)	(42,817)	169,525,534
BP All-Cap Value Fund	9,728,866	11,862,937	—	—	—	291,096,750
WPG Small/Micro Cap Value Fund	144,307	—	(4,997,743)	—	—	397,079
BP Global Equity Fund	2,483,105	—	(44,714,757)	—	—	11,211,783
BP Global Long/Short Fund	71,671	—	(38,967,945)	—	(27,207)	982,469
BP Emerging Markets Dynamic Equity Fund	4,742,594	—	(5,466,295)	—	—	1,481,709
BP Emerging Markets Fund	129,801	—	(1,747,300)	—	—	1,187,560
BP Global Equity Advantage Fund	226,713	—	(2,194,825)	—	—	1,002,626

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and 2019 was as follows:

	2020			2019
	ORDINARY	LONG-TERM		ORDINARY	LONG-TERM
FUND	INCOME	GAINS	TOTAL	INCOME	GAINS	TOTAL
BP Small Cap Value Fund II	$6,975,898	$7,342,323	$14,318,221	$11,884,149	$20,336,281	$32,220,430
BP Long/Short Equity Fund	—	18,723,860	18,723,860	—	43,200,172	43,200,172
BP Long/Short Research Fund	40,387,000	28,936,257	69,323,257	5,587,801	288,622,682	294,210,483
BP All-Cap Value Fund	27,893,874	18,747,281	46,641,155	22,851,076	96,077,448	118,928,524
WPG Small/Micro Cap Value Fund	108,852	—	108,852	1,612,257	209,442	1,821,699
BP Global Equity Fund	10,116,438	—	10,116,438	17,841,138	33,323,268	51,164,406
BP Global Long/Short Fund	7,319,397	—	7,319,397	—	16,527,482	16,527,482
BP Emerging Markets Dynamic Equity Fund	1,296,540	—	1,296,540	—	318,952	318,952
BP Emerging Markets Fund	503,507	—	503,507	—	—	—
BP Global Equity Advantage Fund	633,996	—	633,996	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020.

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2020

For the fiscal year ended August 31, 2020, the following Funds deferred to September 1, 2020, the following qualified late-year losses.

	LATE-YEAR	POST-OCTOBER
	ORDINARY LOSS	CAPITAL LOSS
FUND	DEFERRAL	DEFERRAL
BP Small Cap Value Fund II	$—	$50,665,332
BP Long/Short Equity Fund	775,181	—
BP Long/Short Research Fund	15,368,510	—
BP All-Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	—	—
BP Global Equity Fund	—	—
BP Global Long/Short Fund	—	—
BP Emerging Markets Dynamic Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Global Equity Advantage Fund	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2020 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2020, the WPG Small/Micro Cap Value Fund had short-term post-enactment capital losses of $1,924,714 and long-term post-enactment capital losses of $3,073,029. The BP Global Equity Fund had short-term post-enactment capital losses of $44,714,757. The BP Global Long/Short Fund had short-term post-enactment capital losses of $38,967,945. The BP Emerging Markets Dynamic Equity Fund had short-term post-enactment capital losses of $5,466,295. The BP Emerging Markets Fund had short-term post-enactment capital losses of $1,353,370 and long-term post-enactment capital losses of $393,930. The BP Global Equity Advantage Fund had short-term post-enactment capital losses of $2,194,825. The capital losses can be carried forward for an unlimited period.

8. SECURITIES LENDING

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. Investments purchased with proceeds from securities lending are overnight and continuous. During the current fiscal period, the Funds participated in securities lending. The market value of securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such loans were as follows:

	MARKET VALUE		INCOME RECEIVED
	OF SECURITIES	MARKET VALUE	FROM SECURITIES
FUND	LOANED	OF COLLATERAL	LENDING
BP Small Cap Value Fund II	$51,361,233	$53,885,936	$262,849
BP Long/Short Equity Fund	7,439,943	7,775,760	79,555
BP All-Cap Value Fund	99,392,526	103,029,868	401,250
WPG Small/Micro Cap Value Fund	2,683,729	2,795,892	6,073
BP Global Equity Fund	11,827,284	12,352,274	36,429

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2020

				GROSS AMOUNT NOT OFFSET IN THE
				STATEMENTS OF ASSETS AND LIABILITIES
			NET AMOUNT
		GROSS AMOUNTS	OF ASSETS
		OFFSET IN	PRESENTED IN
	GROSS AMOUNT	THE STATEMENT	THE STATEMENT		CASH
	OF RECOGNIZED	OF ASSETS	OF ASSETS	FINANCIAL	COLLATERAL
FUND	ASSETS	AND LIABILITIES	AND LIABILITIES	INSTRUMENTS[1]	RECEIVED	NET AMOUNT
BP Small Cap Value Fund II	$51,361,233	—	$51,361,233	$(51,361,233)	—	—
BP Long/Short Equity Fund	7,439,943	—	7,439,943	(7,439,943)	—	—
BP All-Cap Value Fund	99,392,526	—	99,392,526	(99,392,526)	—	—
WPG Small/Micro Cap Value Fund	2,683,729	—	2,683,729	(2,683,729)	—	—
BP Global Equity Fund	11,827,284	—	11,827,284	(11,827,284)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilites. Actual collateral received may be more than the amount shown.

9. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosure effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

Loan Agreement

Effective September 15, 2020, the Company, on behalf of the Funds, entered into a loan agreement with the Custodian. The Custodian has made available to the Funds a $100,000,000 committed credit facility. Interest charged is at the prime lending rate of the Custodian, as announced by the Custodian from time to time.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Dynamic Equity Fund (formerly Boston Partners Emerging Markets Long/Short Fund), Boston Partners Emerging Markets Fund and Boston Partners Global Equity Advantage Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Dynamic Equity Fund, Boston Partners Emerging Markets Fund and Boston Partners Global Equity Advantage Fund (collectively referred to as the “Funds”) (ten of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2020, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the portfolios constituting The RBB Fund, Inc.) at August 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
Boston Partners Small Cap Value Fund II
Boston Partners Long/Short Equity Fund
Boston Partners Long/Short Research Fund
Boston Partners All-Cap Value Fund
WPG Partners Small/Micro Cap Value Fund
Boston Partners Global Equity Fund
Boston Partners Global Long/Short Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the five years in the period ended August 31, 2020
Boston Partners Emerging Markets Dynamic Equity Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the four years in the period ended August 31, 2020 and the period December 15, 2015 (commencement of operations) to August 31, 2016
Boston Partners Emerging Markets Fund	For the year ended August 31, 2020	For each of the two years ended August 31, 2020 and the period October 17, 2017 (commencement of operations) to August 31, 2018
Boston Partners Global Equity Advantage Fund	For the year ended August 31, 2020	For the year ended August 31, 2020 and the period May 29, 2019 (commencement of operations) to August 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONCLUDED)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Boston Partners investment companies since 2007.

Philadelphia, Pennsylvania

October 30, 2020

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SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended August 31, 2020, the following dividends and distributions were paid by each of the Funds:

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
BP Small Cap Value Fund II	$6,975,898	$7,342,323
BP Long/Short Equity Fund	—	18,723,860
BP Long/Short Research Fund	40,387,000	28,936,257
BP All-Cap Value Fund	27,893,874	18,747,281
WPG Small/Micro Cap Value Fund	108,852	—
BP Global Equity Fund	10,116,438	—
BP Global Long/Short Fund	7,319,397	—
BP Emerging Markets Dynamic Equity Fund	1,296,540	—
BP Emerging Markets Fund	503,507	—
BP Global Equity Advantage Fund	633,996	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP Small Cap Value Fund II	100.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	100.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	100.00%
BP Global Equity Fund	100.00%
BP Global Long/Short Fund	100.00%
BP Emerging Markets Dynamic Equity Fund	65.03%
BP Emerging Markets Fund	98.20%
BP Global Equity Advantage Fund	76.24%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	100.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund.	100.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	100.00%
BP Global Equity Fund	66.93%
BP Global Long/Short Fund	100.00%
BP Emerging Markets Dynamic Equity Fund	4.68%
BP Emerging Markets Fund	16.28%
BP Global Equity Advantage Fund	31.88%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund.	2.67%
BP All-Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	2.43%
BP Global Long/Short Fund	2.55%
BP Emerging Markets Dynamic Equity Fund	15.01%
BP Emerging Markets Fund	15.61%
BP Global Equity Advantage Fund	1.15%

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SHAREHOLDER TAX INFORMATION (CONCLUDED)

(UNAUDITED)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	0.00%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Dynamic Equity Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Global Equity Advantage Fund	0.00%

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			PER SHARE
FUND	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	SHARES OUTSTANDING AT 8/31/2020
BP Emerging Markets Fund	471,469	41,177	0.2795465877	0.024414912	1,686,550
BP Global Equity Fund	5,183,935	465,966	0.4425105879	0.039775751	11,714,826

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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BOSTON PARTNERS INVESTMENT FUNDS
OTHER INFORMATION

(UNAUDITED)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Boston Partners Funds Approval of Investment Advisory Agreements

Investment Advisory Agreement Renewal — All Funds (except Global Equity Advantage Fund)

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Boston Partners and the Company (the “Investment Advisory Agreement”) on behalf of the Boston Partners Small Cap Value Fund II, Boston Partners All-Cap Value Fund, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Dynamic Equity Fund (formerly known as the Boston Partners Emerging Markets Long/Short Fund), and the Boston Partners Emerging Markets Fund (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Boston Partners with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Boston Partners with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Boston Partners’ services provided to the Funds; (ii) descriptions of the experience and qualifications of Boston Partners personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Boston Partners’ current advisory fee arrangements with the Company and other similarly managed clients; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners. The Directors concluded that Boston Partners had substantial resources to provide services to the Funds and that Boston Partners’ services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-, three-, five-, ten-years and since inception periods ended March 31, 2020, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the Boston Partners All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index for the ten-year and since-inception periods ended March 31, 2020. The Directors also noted that the Boston Partners All-Cap Value Fund ranked in the 1st quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2019.

The Directors noted that the Boston Partners Long/Short Equity Fund outperformed its primary benchmark, the S&P 500 Index, for the year-to-date and since-inception periods ended March 31, 2020. The Directors noted that the Boston Partners Long/Short Equity Fund’s performance ranked in the 2nd quintile in its Lipper Performance Group for the one-year, four-year and five-year periods ended December 31, 2019.

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OTHER INFORMATION (CONTINUED)

(UNAUDITED)

The Directors noted that the WPG Partners Small/Micro Cap Value Fund outperformed its primary benchmark, the Russell 2000 Value Index, for the since-inception period ended March 31, 2020. The Directors noted that the WPG Partners Small/Micro Cap Value Fund’s performance ranked in the 1st quintile in its Lipper Performance Group for the one-year period ended December 31, 2019.

Next, the Directors also reviewed the performance of the Boston Partners Long/Short Research Fund, noting that the Fund had outperformed its benchmark, the S&P 500 Index, for the year-to-date period ended March 31, 2020. The Directors noted that the Boston Partners Long/Short Research Fund ranked within the 1st quintile in its Lipper Performance Group for the one-year period ended December 31, 2019.

The Directors next reviewed the performance of the Boston Partners Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the since-inception period ended March 31, 2020. The Directors noted that the Boston Partners Small Cap Value Fund II ranked within the 1st quintile in its Lipper Performance Group and in its Lipper Performance Universe for the one-year period ended December 31, 2019.

The Directors also considered the performance of the Boston Partners Global Equity Fund, which underperformed its benchmark, the MSCI World Index, for the year-to-date, one-year, three-year, five-year and since-inception periods ended March 31, 2020. They also noted that the Boston Partners Global Equity Fund ranked in the 4th quintile for the one-year and four-year periods ended December 31, 2019 in its Lipper Performance Group.

The Directors noted that the Boston Partners Global Long/Short Fund had outperformed its benchmark, the MSCI World Index, for the year-to-date period ended March 31, 2020. They noted that for the one-year and five-year periods ended December 31, 2019, the Fund ranked in the 2nd quintile in its Lipper Performance Group.

The Directors then reviewed the performance of the Boston Partners Emerging Markets Dynamic Equity Fund, which outperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date, one-year, three-year, five-year and since-inception periods ended March 31, 2020. The Directors also noted that the Boston Partners Emerging Markets Dynamic Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the one-year period ended December 31, 2019.

Finally, the Directors noted that the Boston Partners Emerging Markets Fund had outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended March 31, 2020. The Directors also noted that the Fund had commenced operations on October 17, 2017. They also noted that the Fund ranked in the 1st quintile for the one-year period ended December 31, 2019 in its Lipper Performance Group and Lipper Performance Universe.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners had contractually agreed to waive management fees and reimburse expenses through at least February 28, 2021 for the Funds to limit total annual operating expenses to agreed upon levels for each Fund.

The Directors noted that the Boston Partners Small Cap Value Fund II’s actual advisor fees ranked in the 4th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group.

The Directors noted that the Boston Partners Long/Short Equity Fund’s actual advisor fees and total expenses ranked in the 5th quintile of its Lipper Expense Group.

The Directors noted that the Boston Partners Long/Short Research Fund’s actual advisor fees ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group.

The Directors noted that the Boston Partners All-Cap Value Fund’s actual advisor fees ranked in the 3rd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the WPG Partners Small/Micro Cap Value Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

The Directors noted that the Boston Partners Global Equity Fund’s actual advisor fees and total expenses ranked in the 4th quintile of its Lipper Expense Group.

The Directors noted that the Boston Partners Global Long/Short Fund’s actual advisor fees ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group.

The Directors noted that the Boston Partners Emerging Markets Dynamic Equity Fund’s actual advisor fees and total expenses ranked in the 5th quintile of its Lipper Expense Group.

The Directors noted that the Boston Partners Emerging Markets Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Boston Partners’ services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2021.

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OTHER INFORMATION (CONTINUED)

(UNAUDITED)

Investment Co-Advisory Agreement Renewal — Boston Partners Global Equity Advantage Fund

As required by the 1940 Act, the Board, including all of the Independent Directors, considered the renewal of the investment co-advisory agreement among Boston Partners, Campbell & Company Investment Adviser LLC (“Campbell”), and the Company (the “Investment Co-Advisory Agreement”) on behalf of the Boston Partners Global Equity Advantage Fund (for this section only, the “Fund”) at the Meeting. At the Meeting, the Board, including all of the Independent Directors, approved the Investment Co-Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Co-Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Co-Advisory Agreement, the Board considered information provided by Boston Partners and Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Co-Advisory Agreement among the Company, Boston Partners, and Campbell with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Boston Partners and Campbell; (ii) descriptions of the experience and qualifications of personnel providing those services; (iii) the investment philosophies and processes of Boston Partners and Campbell; (iv) assets under management and client descriptions of Boston Partners and Campbell; (v) soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions of Boston Partners and Campbell; (vi) the advisory fee arrangements and other similarly managed clients, as applicable; (vii) compliance procedures of Boston Partners and Campbell; (viii) financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners and Campbell. The Directors concluded that Boston Partners and Campbell had substantial resources to provide services to the Fund and that Boston Partners’ and Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund. Information on the Fund’s investment performance was provided for the since inception period ended March 31, 2020. The Directors considered the Fund’s investment performance in light of its investment objectives and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the Fund had slightly underperformed its benchmark, the MSCI World Index, for the year-to-date period ended March 31, 2020. The Directors also noted that the Fund had commenced operations on May 29, 2019. They also noted that the Fund ranked in the 4th quintile for the since-inception period ended December 31, 2019 in its Lipper Performance Group.

The Board also considered the advisory fee rates payable by the Fund under the Investment Co-Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners and Campbell had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2021 for the Fund to limit total annual operating expenses to agreed upon levels.

The Directors noted that the Fund’s actual advisor fees and total expenses ranked in the 1st quintile of its Lipper Expense Group.

After reviewing the information regarding costs, profitability and economies of scale of Boston Partners and Campbell, and after considering the services to be provided by Boston Partners and Campbell, the Directors concluded that the investment advisory fees to be paid by the Fund to Boston Partners and Campbell were fair and reasonable and that the Investment Co-Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2021.

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OTHER INFORMATION (CONCLUDED)

(UNAUDITED)

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the Investment Company Act of 1940. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from December 1, 2018 to December 31, 2019 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (v) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vi) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

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DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020. Chief Financial Officer, Emtec, Inc. (information technology consulting/ services.	35	Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35	IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35	WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company). Ameriprise Financial, Inc. (financial services company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).

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DIRECTORS AND EXECUTIVE OFFICERS (CONTINUED)

INTERESTED DIRECTOR2

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

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DIRECTORS AND EXECUTIVE OFFICERS (CONCLUDED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

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PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number

•      account balances

•      account transactions

•      transaction history

•      wire transfer instructions

•      checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

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PRIVACY NOTICE (CONTINUED)

(UNAUDITED)

What we do
How do the Boston Partners Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

•    open an account

•    provide account information

•    give us your contact information

•    make a wire transfer

•    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes-information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

•    Check whether we hold personal information about you and to access such data (in accordance with our policy)

•    Request the correction of personal information about you that is inaccurate

•    Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

•    Request the erasure of your personal information

•    Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-261-4073.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

124  |  Annual Report 2020

BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do (continued)
European Union’s General Data Protection Regulation (continued)	The Boston Partners Investment Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

•    ORIX Corporation.

•    Robeco Investment Management, Inc.

•    Robeco Securities, LLC

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•    The Boston Partners Investment Funds don’t share with nonaffiliates so  they can market to you. The Boston Partners Investment Funds may  share information with nonaffiliates that perform marketing services on  our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•    The Boston Partners Investment Funds may share your information  with other financial institutions with whom we have joint marketing  arrangements who may suggest additional fund services or other  investment products which may be of interest to you.

Controller	“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Annual Report 2020  |  125

INVESTMENT ADVISER
Boston Partners Global Investors, Inc. 60 East 42nd Street, Suite 1550 New York, NY 10165
ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201
PRINCIPAL UNDERWRITER
Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 2200 Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103
LEGAL COUNSEL
Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996

BOS-AR20

Campbell Advantage Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Campbell Advantage Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Campbell Advantage Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6488.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Campbell Advantage Fund, you can call 1-844-261-6488 to inform the Campbell Advantage Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Campbell Advantage Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Campbell Advantage Fund

Shareholder Letter
August 31, 2020 (Unaudited)

The Campbell Advantage Fund (the “Fund”) generated a return of -37.35% during the fiscal year ended August 31, 2020, which, on a volatility-adjusted basis, was in line with industry benchmarks such as the SG Trend Index during the same period.

Performance during the period was driven by losses in equity indices, agricultural commodities, and fixed income trading. The Fund gained in energies, helping to offset some losses, and was generally flat in foreign exchange and in metals. The Fund’s risk target, which is a function of the Fund’s expected correlation to equities and equity volatility, increased during the first quarter of 2020 and remained relatively elevated throughout the period. The correlation cap limited the expected Fund correlation to equities to 0.2 throughout the period.

1

Campbell Advantage Fund

Performance Data
August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Advantage Fund vs. BarclayHedge BTOP50 Index

This chart assumes a hypothetical $10,000 initial investment in the Campbell Advantage Fund (“Fund”) is made on May 31, 2019 (the date on which the Fund commenced investment) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index is unmanaged, does not incur expenses and is not available for investment.

Average annual total returns for the periods ended August 31, 2020
	ONE YEAR	SINCE INCEPTION (1)
Class I Shares	-37.35%	-12.57%
BarclayHedge BTOP50 Index(2)	-5.36%	2.51%

(1)	Inception date of the Fund is May 31, 2019.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations

2

Campbell Advantage Fund

Performance Data (Continued)
August 31, 2020 (Unaudited)

and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

The Fund intends to elect to be treated and to qualify each year, as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code (“Code”). To maintain qualification for federal income tax purposes as a RIC under the Code, the Fund must meet certain source-of-income, asset diversification and distribution of its income requirements. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The BarclayHedge BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading adviser programs, as measured by assets under management, are selected for inclusion in the BTOP50. The index portfolio is equally weighted among the selected programs at the beginning of each calendar year and rebalanced annually. It is impossible to invest directly in an index.

Portfolio composition is subject to change.

3

Campbell Advantage Fund

Fund Expense Examples

August 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six- Month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 901.80	$ 3.87	0.81%	-9.82%
Hypothetical (5% return before expenses)	1,000.00	1,021.06	4.12	0.81	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. The Fund’s ending account value on the first line in the tables is based on the actual six-month total investment return for the Fund.

4

Campbell Advantage Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	58.3%	$4,218,703
Money Market Deposit Account	5.8	418,384
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	35.9	2,602,633
NET ASSETS	100.0%	$7,239,720

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
5

Campbell Advantage Fund

Consolidated Portfolio of Investments

August 31, 2020

	Coupon*	Maturity Date	Par	Value
SHORT-TERM INVESTMENTS — 58.3%
U.S. TREASURY OBLIGATIONS — 58.3%
United States Treasury Bill	0.176%	09/10/20	$550,000	$549,989
United States Treasury Bill	0.107%	10/01/20	625,000	624,952
United States Treasury Bill	0.100%	11/12/20	100,000	99,981
United States Treasury Bill	0.131%	12/17/20	725,000	724,779
United States Treasury Bill	0.096%	01/14/21	1,300,000	1,299,439
United States Treasury Bill	0.063%	02/11/21	920,000	919,563

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,218,902)				4,218,703

MONEY MARKET DEPOSIT ACCOUNT — 5.8%
U.S. Bank Money Market Deposit Account, 0.05% (a)			418,384	418,384

TOTAL MONEY MARKET DEPOSIT ACCOUNT INVESTMENTS
(Cost $418,384)				418,384

TOTAL SHORT-TERM INVESTMENTS — 64.1%
(Cost $4,637,286)				4,637,087

OTHER ASSETS IN EXCESS OF LIABILITIES — 35.9%				2,602,633
NET ASSETS — 100.0%				$7,239,720

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	The rate shown is as of August, 31, 2020.

The accompanying notes are an integral part of the consolidated financial statements.
6

Campbell Advantage Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Futures contracts outstanding as of August 31, 2020 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Cost	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Jun-21	68	$20,385,272	$(227)
90-DAY Bank Bill	Sep-21	34	25,067,380	4,707
90-Day Euro	Dec-21	163	40,660,350	5,584
90-Day Sterling	Jun-21	151	25,218,643	29,718
Amsterdam Index	Sep-20	1	130,993	(2,663)
Australian 10-Year Bond	Sep-20	8	870,124	(1,493)
Australian 3-Year Bond	Sep-20	155	13,369,182	(12,000)
Canadian 10-Year Bond	Dec-20	24	2,777,291	(17,896)
Cocoa	Dec-20	1	26,540	(43)
Coffee	Dec-20	1	48,394	1,366
Cotton No.2	Dec-20	3	97,740	976
DJIA Mini E-CBOT	Sep-20	2	284,160	7,136
Euro BUXL 30-Year Bond Futures	Sep-20	1	258,861	(11,362)
Euro Stoxx 50	Sep-20	1	38,963	(1,111)
Euro-Bobl	Sep-20	6	963,961	(3,206)
Euro-BTP	Sep-20	7	1,221,354	1,519
Euro-Bund	Sep-20	4	838,015	(5,375)
Euro-Oat	Sep-20	6	1,199,098	(4,518)
FTSE/JSE TOP 40	Sep-20	6	180,843	(3,789)
Gold 100 Oz	Dec-20	3	593,580	8,653
London Metals Exchange Aluminum	Sep-20	30	1,328,625	94,569
London Metals Exchange Aluminum	Dec-20	4	180,575	1,616
London Metals Exchange Copper	Sep-20	5	835,188	84,021
London Metals Exchange Copper	Dec-20	3	499,969	21,784
London Metals Exchange Nickel	Sep-20	4	368,256	43,024
London Metals Exchange Nickel	Dec-20	3	276,894	11,188
London Metals Exchange Zinc	Sep-20	15	936,844	132,624
London Metals Exchange Zinc	Dec-20	7	440,956	16,125
Long Gilt	Dec-20	9	1,624,278	(11,921)
MSCI Taiwan Index	Sep-20	13	638,430	(13,265)
Nasdaq 100 E-Mini	Sep-20	3	726,840	96,461
Nikkie 225 (Osaka Securities Exchange)	Sep-20	2	218,666	8,732
OMX Stockholm 30 Index	Sep-20	12	244,861	611
Palladium	Dec-20	1	227,930	10,408
Platinum	Oct-20	2	93,790	(5,215)
Russell 2000 E-Mini	Sep-20	2	156,130	(2,084)
S&P 500 E-Mini	Sep-20	3	524,835	32,029
S&P Mid 400 E-Mini	Sep-20	1	192,580	(1,972)
S&P/TSX 60 Index	Sep-20	2	303,293	(694)
Silver	Dec-20	2	285,940	14,385
Sugar No. 11 (World)	Oct-20	5	70,896	(2,322)
Topix Index	Sep-20	1	152,575	465
U.S. Treasury 10-Year Notes	Dec-20	25	3,481,250	(3,362)
U.S. Treasury 2-Year Notes	Dec-20	142	31,374,234	11,984
U.S. Treasury 5-Year Notes	Dec-20	66	8,318,063	7,558
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-20	6	1,054,312	(4,323)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-20	2	441,812	(8,660)
				$529,742

The accompanying notes are an integral part of the consolidated financial statements.
7

Campbell Advantage Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10 Year Mini Japanese Government Bond	Sep-20	22	$(3,147,278)	$8,192
Brent Crude	Dec-20	4	(182,640)	2,073
CAC40 10 Euro	Sep-20	1	(58,981)	130
Corn	Dec-20	30	(536,625)	(53,374)
Euro-Schatz	Sep-20	56	(7,485,668)	1,435
FTSE 100 Index	Sep-20	3	(239,072)	8,144
Gasoline RBOB	Oct-20	2	(101,951)	(2,752)
IBEX 35 Index	Sep-20	4	(332,008)	7,936
Live Cattle	Oct-20	5	(210,600)	(1,675)
London Metals Exchange Aluminum	Dec-20	1	(45,144)	(509)
London Metals Exchange Aluminum	Sep-20	30	(1,328,625)	(192,905)
London Metals Exchange Copper	Sep-20	5	(835,188)	(92,776)
London Metals Exchange Nickel	Sep-20	4	(368,256)	(61,583)
London Metals Exchange Zinc	Sep-20	15	(936,844)	(155,659)
Low Sulphur Gasoil G Futures	Oct-20	9	(331,425)	13,635
MSCI Singapore Exchange ETS	Sep-20	18	(385,190)	1,061
Natural Gas	Oct-20	3	(78,900)	(9,297)
Soybean	Nov-20	1	(47,675)	(3,928)
WTI Crude	Oct-20	5	(213,050)	4,128
				$(527,724)
Total Futures Contracts				$2,018

The accompanying notes are an integral part of the consolidated financial statements.
8

Campbell Advantage Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2020

Forward foreign currency contracts outstanding as of August 31, 2020 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	3,850,000	USD	2,706,166	Sep 16 2020	NatWest	$133,553
CAD	3,500,000	USD	2,619,567	Sep 16 2020	NatWest	63,882
CHF	950,000	USD	1,005,886	Sep 16 2020	NatWest	45,534
EUR	3,450,000	USD	3,994,045	Sep 16 2020	NatWest	124,459
GBP	1,800,000	USD	2,328,024	Sep 16 2020	NatWest	78,376
JPY	138,000,000	USD	1,299,303	Sep 16 2020	NatWest	3,895
NOK	15,300,000	USD	1,664,134	Sep 16 2020	NatWest	87,523
NZD	2,950,000	USD	1,927,826	Sep 16 2020	NatWest	59,263
SEK	28,800,000	USD	3,199,190	Sep 16 2020	NatWest	130,985
USD	699,827	AUD	1,000,000	Sep 16 2020	NatWest	(37,762)
USD	1,329,511	CAD	1,800,000	Sep 16 2020	NatWest	(50,548)
USD	160,768	CHF	150,000	Sep 16 2020	NatWest	(5,246)
USD	1,022,199	EUR	900,000	Sep 16 2020	NatWest	(52,194)
USD	1,134,368	GBP	900,000	Sep 16 2020	NatWest	(68,833)
USD	723,031	JPY	78,000,000	Sep 16 2020	NatWest	(13,559)
USD	853,982	NOK	8,100,000	Sep 16 2020	NatWest	(73,366)
USD	932,754	NZD	1,450,000	Sep 16 2020	NatWest	(43,950)
USD	441,592	SEK	4,050,000	Sep 16 2020	NatWest	(26,714)
Total Forward Foreign Currency Contracts						$355,298

AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	NatWest	National Westminster Bank
CHF	Swiss Franc	NOK	Norwegian Krone
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	SEK	Swedish Krona
		USD	United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
9

Campbell Advantage Fund

Consolidated Statement of Assets and Liabilities

August 31, 2020

ASSETS
Investments, at value (cost $4,637,286)	$4,637,087
Deposits with brokers:
Futures contracts	1,577,716
Forward foreign currency contracts	695,000
Foreign currency deposits with broker for futures contracts (cost $18,236)	18,091
Unrealized appreciation on forward foreign currency contracts	727,470
Unrealized appreciation on futures contracts	693,978
Prepaid expenses and other assets	1,583
Total assets	8,350,925
LIABILITIES
Unrealized depreciation on futures contracts	691,960
Unrealized depreciation on forward foreign currency contracts	372,172
Other accrued expenses and liabilities	47,073
Total liabilities	1,111,205
Net assets	$7,239,720
NET ASSETS CONSIST OF:
Par value	$1,229
Paid-in capital	7,786,553
Total distributable earnings/(loss)	(548,062)
Net assets	$7,239,720
CAPITAL SHARES:
Net assets	$7,239,720
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,228,609
Net asset value, offering and redemption price per share	$5.89

The accompanying notes are an integral part of the consolidated financial statements.
10

Campbell Advantage Fund

Consolidated Statement of Operations

For the Year Ended

August 31, 2020

INVESTMENT INCOME
Interest	$33,703
Total investment income	33,703
EXPENSES
Audit and tax service fees	37,925
Administration and accounting fees (Note 2)	34,097
Offering Costs	33,840
Legal fees	10,405
Custodian fees (Note 2)	8,474
Printing and shareholder reporting fees	8,137
Registration and filing fees	6,848
Transfer agent fees (Note 2)	1,928
Director fees	1,820
Officer fees	812
Other expenses	3,836
Total expenses	148,122
Net investment income/(loss)	(114,419)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	4,352
Futures contracts	(1,206,851)
Foreign currency transactions	(978)
Forward foreign currency contracts	217,029
Net change in unrealized appreciation/(depreciation) on:
Investments	4
Futures contracts	(316,677)
Foreign currency translations	6,401
Forward foreign currency contracts	232,427
Net realized and unrealized gain/(loss) on investments	(1,064,293)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,178,712)

The accompanying notes are an integral part of the consolidated financial statements.
11

Campbell Advantage Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Period Ended August 31, 2019(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(114,419)	$(54,173)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	(986,448)	517,658
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translations and forward foreign currency contracts	(77,845)	437,166
Net increase/(decrease) in net assets resulting from operations	(1,178,712)	900,651

Dividends and Distributions to Shareholders From:
Total distributable earnings	(743,737)	—
Net decrease in net assets from dividends and distributions to shareholders	(743,737)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,040,070	2,600,000
Proceeds from reinvestment of distributions	743,737	—
Shared redeemed	(3,122,289)
Net increase/(decrease) in net assets from capital share transactions	5,661,518	2,600,000
Total increase/(decrease) in net assets	3,739,069	3,500,651

NET ASSETS:
Beginning of period	3,500,651	—
End of period	$7,239,720	$3,500,651

SHARE TRANSACTIONS:
Shares sold	1,282,088	259,515
Shares reinvested	112,858	—
Shares redeemed	(425,852)
Net increase/(decrease) in shares outstanding	969,094	259,515

(1)	Fund commenced operations on May 31, 2019.

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Advantage Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2020	For the Period Ended August 31, 2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$13.49	$10.00
Net investment income/(loss)(2)	(0.14)	(0.22)
Net realized and unrealized gain/(loss) on investments(3)	(4.59)	3.71
Net increase/(decrease) in net assets resulting from operations	(4.73)	3.49
Dividends and distributions to shareholders from:
Net investment income	(0.35)	—
Net realized capital gain	(2.52)	—
Total dividends and distributions to shareholders	(2.87)	—
Net asset value, end of period	$5.89	$13.49
Total investment return(4)	(37.35)%	34.90	%(6)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$7,240	$3,501
Ratio of expenses to average net assets	2.74%	7.77	%(5)
Ratio of net investment income/(loss) to average net assets	(2.12)%	(7.57	)%(5)
Portfolio turnover rate	0%	0	%(6)

(1)	The Fund commenced investment operations on May 31, 2019.
(2)	Calculated based on average shares outstanding for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and is not annualized and includes reinvestment of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Advantage Fund

Notes To Consolidated Financial Statements

August 31, 2020

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Campbell Advantage Fund (the “Fund”), which commenced investment operations on May 31, 2019. The Fund’s shares are not registered under the Securities Act of 1933 as amended (the “1933 Act”), and are only offered in private placements to other series of the Company and other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2020, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Advantage Program will be achieved by the Fund investing up to 25% of its total assets in the Campbell Advantage Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary for the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $601,845, which represented 8.31% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

14

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$4,637,087	$4,637,087	$—	$—
Commodity Contracts
Futures Contracts	460,576	460,576	—	—
Equity Contracts
Futures Contracts	162,705	162,705	—	—
Interest Rate Contracts
Futures Contracts	70,697	70,697	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	727,470	—	727,470	—
Total Assets	$6,058,535	$5,331,065	$727,470	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(582,039)	$(582,039)	$—	$—
Equity Contracts
Futures Contracts	(25,578)	(25,578)	—	—
Interest Rate Contracts
Futures Contracts	(84,343)	(84,343)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(372,172)	—	(372,172)	—
Total Liabilities	$(1,064,132)	$(691,960)	$(372,172)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end

15

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 investments.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following table lists the fair values of the Fund’s derivative holdings as of end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statements of Assets & Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$460,576	$162,705	$70,697	$—	$693,978
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	727,470	727,470
Total Value - Assets		$460,576	$162,705	$70,697	$727,470	$1,421,448

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(582,039)	$(25,578)	$(84,343)	$—	$(691,960)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(372,172)	(372,172)
Total Value - Liabilities		$(582,039)	$(25,578)	$(84,343)	$(372,172)	$(1,064,132)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

16

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$(257,607)	$(1,015,671)	$66,427	$—	$(1,206,851)
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	—	217,029	217,029
Total Realized Gain/(Loss)		$(257,607)	$(1,015,671)	$66,427	$217,029	$(989,822)

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$(237,065)	$126,156	$(205,768)	$—	$(316,677)
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	232,427	232,427
Total Change in Unrealized Appreciation/(Depreciation)		$(237,065)	$126,156	$(205,768)	$232,427	$(84,250)

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$120,394,649	$(9,914,944)	$(26,743,548)	$28,152,417

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

17

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$727,470	$(372,172)	$—	$355,298	$372,172	$(372,172)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Offering costs for a new fund are expensed over a 12-month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including offering costs and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

18

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

19

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts — The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund does not pay a fee to Campbell for investment advisory services. The Fund is only available for investment to clients of Campbell, including other investment companies advised by Campbell. Such clients have discretion to pay Campbell an amount deemed to be fair and reasonable.

20

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$5,648,838	$76	$(549,758)	$(549,682)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures not regulated by section 1256 of the Internal Revenue Code and timing difference related to taxable income from a wholly owned controlled foreign corporation.

21

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to investments in wholly-owned controlled foreign corporation and net operating losses were reclassified among the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$441,855	$(441,855)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Qualified Late-Year Loss Deferral	Capitol Loss Carryforward	Unrealized Appreciation/ (Depreciation)
$—	$—	$—	$(365,319)	$(182,743)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 and August 31, 2019 were as follows:

	Ordinary Income	Long-Term Gains	Total
2020	$361,246	$382,491	$743,737
2019	—	—	—

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the current fiscal period ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. As of August 31, 2020, the Fund had no tax basis qualified late-year loss deferral.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had $365,319 of short term capital loss carryovers to offset future capital gains.

6. New Accounting Pronouncements and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in

22

Campbell Advantage Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2020

ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s consolidated financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

23

Campbell Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Campbell Advantage Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Advantage Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets and the consolidated financial highlights for the year then ended and the period May 31, 2019 (commencement of operations) to August 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2020, the consolidated results of its operations for the year then ended and the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and the period May 31, 2019 (commencement of operations) to August 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 30, 2020

24

Campbell Advantage Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. During the period ended August 31, 2020, the Fund paid no ordinary income distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 74.92% for the Fund.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

Campbell Advantage Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company on behalf of the Fund, and the investment advisory agreement between Campbell and the Subsidiary (together, the “Investment Advisory Agreements”) at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund and the Subsidiary; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund and the Subsidiary; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and the Subsidiary and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund, noting that the Fund had commenced investment operations on May 31, 2019. The Directors noted that the Fund had outperformed its benchmark index (BarclayHedge BTOP50 Index) for the year-to-date period ended March 31, 2020. The Directors noted that the Fund ranked in the 5th quintile within its Lipper Performance Group for the since-inception period ended December 31, 2019.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

26

Campbell Advantage Fund

Other Information (Concluded)

(Unaudited)

The Directors then noted that the actual advisor fee of the Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreements should be approved for an additional annual period ending August 16, 2021.

27

Campbell Advantage Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-844-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).

28

Campbell Advantage Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A

29

Campbell Advantage Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

30

Campbell Advantage Fund

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

31

Campbell Advantage Fund

Privacy Notice

(Unaudited)

Campbell Advantage Fund

FACTS	WHAT DOES THE Campbell Advantage Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Advantage Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Advantage Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

32

Campbell Advantage Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Advantage Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Advantage Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Advantage Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Advantage Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Advantage Fund does not jointly market.

33

Campbell Advantage Fund

Affirmation of the Commodity Pool Operator

August 31, 2020

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the year ended August 31, 2020 is accurate and complete.

G. William Andrews, Chief Executive Officer Campbell & Company, LP CAMPBELL ADVANTAGE FUND

34

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CAAD-AR20

Campbell Systematic Macro Fund

of

THE RBB FUND, INC.

Class A (TICKER: EBSAX)

Class C (TICKER: EBSCX)

Class I (TICKER: EBSIX)

Class P (TICKER: EBSPX)

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Campbell Systematic Macro Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Campbell Systematic Macro Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6488.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Campbell Systematic Macro Fund, you can call 1-844-261-6488 to inform the Campbell Systematic Macro Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Campbell Systematic Macro Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report

(Unaudited)

The Campbell Systematic Macro Fund (the “Fund”) operated as a series of Equinox Funds Trust known as the Equinox Campbell Strategy Fund (the “Predecessor Fund”) with substantially similar investment strategy, policies and limitations as the Fund prior to May 29, 2020, at which time the Predecessor Fund was reorganized into the Fund. The performance information shown below for periods prior to May 29, 2020 represents the performance of the Predecessor Fund. Following the reorganization, the Fund changed its fiscal year end to August 31. As a result the commentary and returns address the period from October 1, 2019 to August 31, 2020. The Predecessor Fund was launched on March 8, 2013 (except for Class C Shares, as shown in the table below).

The Fund’s investment objective is to seek long-term capital appreciation over the medium to long-term, which is pursued by:

(i)

investing Fund assets pursuant to the Campbell Systematic Macro Program (the “Program”), which uses quantitative modeling to develop and maintain systematic trading strategies driven by scientific analysis of financial data across global financial and commodity markets;

(ii)	allocating up to 25% of the Fund’s total assets to its wholly-owned subsidiary, which is organized under the laws of the Cayman Islands and employs the Program; and

(iii)	allocating the remainder of the Fund’s assets directly in a portfolio of investment grade securities (including government securities) for cash management purposes.

Returns of the Fund’s shares for the fiscal year ended August 31, 2020 (the “fiscal year”) are shown in the table below. The Fund had negative performance for the fiscal year and positive performance since inception.

PERFORMANCE OF THE FUND

As of 8/31/2020

Name	Ticker	11 Mo Return (10/1/19- 8/31/20)	1-Year Return	5-Year annualized return	Annualized Return Since Inception	Cumulative Return Since Inception	Inception Date
Class A	EBSAX	-8.86%	-11.21%	-1.39%	1.29%	10.05%	3/8/2013
Class A (with 5.75% maximum sales charge)	EBSAX	-14.11%	-16.28%	-2.55%	0.49%	3.73%	3/8/2013
Class C	EBSCX	-9.49%	-11.81%	-2.15%	1.33%	9.01%	2/11/2014
Class I	EBSIX	-8.75%	-10.99%	-1.13%	1.56%	12.28%	3/8/2013
Class P	EBSPX	-8.95%	-11.24%	-1.35%	1.41%	11.02%	3/8/2013

Performance data quoted here represents past performance. Performance shown prior to 06/01/2020 is that of the predecessor fund, Equinox Campbell Strategy Fund. Past performance data of the fund and the predecessor fund is net of all fees and expenses and includes reinvestment of dividends. Past performance does not guarantee future results. The value of an investor’s shares will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit https://www.campbell.com/systematicmacro. Current performance may be lower or higher. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge

1

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report (Continued)

(Unaudited)

or fee would reduce the performance quoted. Performance would have been lower without fee waivers in effect. As of the most recent prospectus, the gross expense ratio for the Fund is 2.20% for Class A, 1.95% for Class I, 2.20% for Class P, and 2.95% for Class C.

As shown below, the Fund’s market exposure continues to be diversified across six sectors. As of the fiscal year-end, Interest Rates, Currencies, and Equity Indices, in that order, represent the Fund’s largest gross exposures, and total 77.3% of the Fund’s portfolio, while the physical commodity sectors, Metals, Agricultural Commodities, and Energy (in that order) total the remaining 22.7%.

SECTOR ALLOCATION*

As of 8/31/2020

Currencies	Interest Rates	Equity Indices	Ag Commodities	Metals	Energy	Total
25.3%	27.4%	24.6%	7.3%	8.2%	7.2%	100.0%

In terms of sector attribution, all sectors except for Metals were negative contributors to Fund performance during the fiscal year.

SECTOR ATTRIBUTION*

11 months ending 8/31/2020

Currencies	Interest Rates	Equity Indices	Ag Commodities	Metals	Energy
-3.7%	-0.7%	-6.7%	-4.2%	5.3%	-4.4%

*

Attribution performance of the sectors will not equate to the total return performance of the Fund. Relative performance in a particular sector over a short period is no indication or guarantee of the Fund’s performance over longer time horizons. The sector allocations shown may not be representative of the Fund’s current or future investments and are subject to change.

FUND PERFORMANCE AND MARKET COMMENTARY

The performance of the Fund was down in October 2019, with losses in foreign exchange, fixed income, commodities, and equity indices. From a strategy perspective, losses came from the Fund’s trend following, systematic macro, and short-term strategies.

Markets in October 2019 were generally driven by central bank activity, including a US Federal Reserve (“Fed”) interest rate cut, improving sentiment around US-China trade relations, progress towards an orderly United Kingdom (“UK”) exit from the European Union (“Brexit”), and better-than-expected earnings reports. The US dollar was broadly weaker during the month amid the US Fed interest rate cut, risk-on flows fueled by US-China trade improvements, and the Brexit outlook. US and Japanese stock indexes rose, driven by risk-on tailwinds and strong earnings reports.

The performance of the Fund was down in November 2019, with gains in foreign exchange, equity indices, and fixed income and losses in commodities. From a strategy perspective, gains came from the Fund’s trend following and systematic macro strategies, while the Fund’s short-term strategies were down.

2

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report (Continued)

(Unaudited)

Markets in November 2019 were generally driven by positive US-China “phase one” trade deal expectations, traction from the global monetary policy pivot, Fed and European Central Bank balance sheet expansion, and some signs of global growth stabilization. These developments pushed most global stock indexes higher during November. In the UK, parliament voted in favor of a December general election, which calmed Brexit jitters and prompted UK 10-year bonds to sell off.

The Fund experienced losses in December 2019, with gains in equity indices being more than offset by losses in foreign exchange, fixed income and commodities. From a strategy perspective, losses came from the Fund’s trend following, systematic macro, and short-term strategies.

Markets in December 2019 were generally driven by a cooling of trade tensions between the US and China, where each side seemed satisfied to reach the needed “phase one” deal. Markets also moved on supportive central bank policies and dampened Brexit risks, as Boris Johnson won a decisive Brexit victory in the UK general election. Global oil markets moved higher on lower inventory levels, some rising geopolitical risks, and a weaker US dollar.

The Fund experienced gains in January 2020, with gains in fixed income, commodities, and foreign exchange and some losses in equity indices. From a strategy perspective, gains came from all of the Fund’s strategies, including systematic macro, short-term, and trend following.

In the first half of January 2020, markets were generally driven by the ratification of the “phase one” US-China trade deal, renewed central bank balance sheet expansion, Brexit clarity, and some better-than-expected US earnings releases. However, many markets reversed course in the second half of the month, including global stocks trading lower, as the coronavirus (“COVID-19”) outbreak intensified. Commodity-sensitive economies and their currencies came under pressure as commodity prices sold-off on concerns that the worsening COVID-19 outbreak would pare Chinese demand for raw materials.

The Fund experienced gains in February 2020, with gains in fixed income, commodities, and foreign exchange and some losses in equity indices. From a strategy perspective, gains came from the Fund’s short-term and systematic macro strategies, while trend following strategies were down.

Global markets were driven by the worsening COVID-19 epidemic in February 2020. The impact spread across all markets as world economic growth fears and supply chain disruption concerns expanded rapidly. Investors aggressively sought the perceived safety of fixed income instruments, sending global yields tumbling and expectations for further central bank stimulus soaring. Global equity markets sold off, expectations on demand for base metal, petroleum, and beef products fell, and commodity-linked currencies came under pressure.

The performance of the Fund was down in March 2020, with gains in foreign exchange and commodities more than offset by losses in equity indices and fixed income. From a strategy perspective, gains came from the Fund’s short-term strategies, while its systematic macro and trend following strategies were down.

Global markets were driven by the impact and response to the COVID-19 pandemic in March 2020. Global equity indices sold off during the month as economic activity sharply decreased on the back of containment measures in the form of “stay at home” directives, closures, and shutdowns. Central banks and governments took unprecedented steps in an effort to soften the financial impact from the virus, but fear over the length and depth of the growth slowdown sent risky asset sharply lower. Flight-to-quality moves sent the US dollar sharply higher, while the expanding pandemic negatively affected demand expectations for commodities, including base metals, petroleum, and beef products, among others.

The performance of the Fund was down in April 2020, with gains in commodities and equity indices more than offset by losses in foreign exchange and fixed income. From a strategy perspective, gains came from the Fund’s short-term strategies, while its systematic macro strategies were down and its trend following strategies were flat.

3

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report (Continued)

(Unaudited)

Global markets were driven by the ongoing COVID-19 crisis in April 2020. Global equity indexes rebounded considerably from the oversold conditions seen during March, as the United States and other countries laid out plans to reopen their economies from the COVID-19 lockdown that has proven to be very damaging to local, regional, and global economic growth. In commodity markets, crude oil sold off sharply on the reduced demand linked with a shortage of available storage capacity. The May West Texas Intermediate crude oil futures contract went below zero for the first time in history, as long holders scrambled to sell before contract expiration in order to avoid taking physical delivery, given the scarcity of demand and lack of available storage space.

The performance of the Fund was down in May 2020, with gains in fixed income more than offset by losses in foreign exchange, commodities and equity indices. From a strategy perspective, losses came from the Fund’s trend following, short-term and systematic macro strategies.

Markets continued to be driven by the ongoing COVID-19 pandemic in May 2020. Regional economic re-openings linked with positive signs regarding new COVID-19 cases fueled global optimism and caused traders to move away from safe haven assets in favor of riskier ones. This generally pushed fixed income yields and most global equity markets higher. Energy, grain, and industrial metal complexes also rallied, driven by the improving crisis.

The performance of the Fund was down in June 2020, with gains in equity indices and fixed income more than offset by losses in foreign exchange and commodities. From a strategy perspective, losses came from trend following, short-term and systematic macro strategies.

Markets continued to be driven by the continued global COVID-19 pandemic and the ensuing economic fallout in June 2020. Most global indexes experienced a choppy month, as early investor exuberance over additional government stimulus programs and the economic re-openings quickly wore off on reports of increasing COVID-19 infection outbreaks. In energy markets, natural gas prices fell amid plummeting US gas exports and shifting weather and market supply dynamics.

The performance of the Fund was down in July 2020, with gains in fixed income and commodities more than offset by losses in foreign exchange and equity indices. From a strategy perspective, losses came from the Fund’s systematic macro strategies, while its trend following and short-term strategies gained.

COVID-19 continued to dominate global market news in July 2020. In the US, the country’s inability to get the COVID-19 virus under control in the face of other nations of the world seemingly being better able to handle the crisis generated concern that US economic growth would lag other countries, leading the Fed’s Federal Open Market Committee to keep highly accommodative monetary easing measures in place longer. This weakened the US dollar to two-year lows. Late in the month, both the Asia-Pacific and European regions began to see an uptick in COVID-19 virus cases. Regional governments were quick to discuss the possibility of shutting down economies once again to halt the spread of the disease, which led to rapid risk-off sentiment in equity markets and lower prices.

The performance of the Fund was down in August 2020, with losses in fixed income and commodities and gains in foreign exchange and equity indices. From a strategy perspective, losses came from the Fund’s systematic macro and short-term strategies, while its trend following gained.

COVID-19 news continued to drive global markets in August 2020. Global equity markets rose on positive signs related to infection rates, signs that some governments were less willing to renew economic shutdowns to manage the crisis, and ongoing monetary and fiscal stimulus actions. Global fixed income yields also rose as the ongoing emergency fiscal spending created the need for many governments around the world to finance spending with new and, in some cases, record levels of, debt issuance.

4

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report (Concluded)

(Unaudited)

This material must be preceded or accompanied by a prospectus.

Mutual funds involve risk including possible loss of principal. Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors. There is no assurance that the Fund will achieve its investment objective. Exposure to the commodities markets may subject the Fund to greater volatility. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the US or abroad. Derivative instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options, swaps, and forward currency exchange contracts. Derivatives typically have economic leverage inherent in their terms. The use of leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Foreign security risks are magnified in emerging markets. The Fund is non-diversified which means it may be invested in fewer securities at any one time than a diversified fund.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Campbell Systematic Macro Fund is distributed by Quasar Distributors, LLC. Campbell & Company Investment Adviser, LLC is the Investment Manager of the Fund and a federally registered investment adviser. Quasar Distributors is not affiliated with Campbell & Company Investment Adviser.

5

Campbell Systematic Macro Fund

Performance Data
August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class A vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 5.75% to a net initial investment of $9,425, in the Class A Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

average annual total returns for the period ended August 31, 2020
	ELEVEN MONTHS(1)	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(2)
Class A Shares (without sales charge)	-8.86%	-11.21%	2.57%	-1.39%	1.29%
Class A Shares (with sales charge)	-14.11%	-16.28%	0.55%	-2.55%	0.49%
BarclayHedge BTOP50 Index (3)(4)	-2.28%	-5.36%	1.22%	-0.44%	0.70%
S&P 500® Total Return Index (3)(5)	21.57%	21.94%	14.52%	14.46%	13.79%

(1)	Not annualized.

(2)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

6

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2020 (Unaudited)

(4)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index

(5)

The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 31, 2019, is 2.20% and the Fund’s net operating expense ratio after waivers is 2.00%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.00% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

7

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class C vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment in the Class C Shares is made on February 11, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

average annual total returns for the period ended August 31, 2020
	ELEVEN MONTHS(1)	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(2)
Class C Shares	-9.49%	-11.81%	1.75%	-2.15%	1.33%
BarclayHedge BTOP50 Index (3)(4)	-2.28%	-5.36%	1.22%	-0.44%	1.34%
S&P 500® Total Return Index (3)(5)	21.57%	21.94%	14.52%	14.46%	12.78%

(1)	Not annualized.

(2)

Class C Shares of the Fund commenced operations on February 11, 2014 in a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(4)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index

(5)

The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

8

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2020 (Unaudited)

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 31, 2019, is 2.95% and the Fund’s net operating expense ratio after waivers is 2.75%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.75% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

9

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2020 (Unaudited)

Comparison of Change in Value of $100,000 Investment in
Campbell Systematic Macro Fund - Class I vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $100,000 initial investment in the Class I Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

average annual total returns for the period ended August 31, 2020
	ELEVEN MONTHS(1)	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(2)
Class I Shares	-8.75%	-10.99%	2.85%	-1.13%	1.56%
BarclayHedge BTOP50 Index (3)(4)	-2.28%	-5.36%	1.22%	-0.44%	0.70%
S&P 500® Total Return Index (3)(5)	21.57%	21.94%	14.52%	14.46%	13.79%

(1)	Not annualized.

(2)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(4)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index

(5)

The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

10

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2020 (Unaudited)

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 31, 2019, is 1.95% and the Fund’s net operating expense ratio after waivers is 1.75%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.75% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

11

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class P vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment in the Class P Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

average annual total returns for the period ended August 31, 2020
	ELEVEN MONTHS(1)	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(2)
Class P Shares	-8.95%	-11.24%	2.46%	-1.35%	1.41%
BarclayHedge BTOP50 Index (3)(4)	-2.28%	-5.36%	1.22%	-0.44%	0.70%
S&P 500® Total Return Index (3)(5)	21.57%	21.94%	14.52%	14.46%	13.79%

(1)	Not annualized.

(2)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(4)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index .

(5)

The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index

12

Campbell Systematic Macro Fund

Performance Data (Concluded)
August 31, 2020 (Unaudited)

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio, as stated in the current prospectus dated December 31, 2019, is 2.20% and the Fund’s net operating expense ratio after waivers is 2.00%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.00% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

13

Campbell Systematic Macro Fund

Fund Expense Example

August 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class A	$ 1,000.00	$ 918.60	$ 10.56	2.19%	-8.14%
Class C	1,000.00	914.60	15.79	3.28	-8.54
Class I	1,000.00	920.80	8.84	1.83	-7.92
Class P	1,000.00	920.10	10.57	2.19	-7.99
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,014.13	$ 11.09	2.19%	N/A
Class C	1,000.00	1,008.65	16.56	3.28	N/A
Class I	1,000.00	1,015.94	9.27	1.83	N/A
Class P	1,000.00	1,014.13	11.09	2.19	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. The Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for the Fund.

14

Campbell Systematic Macro Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Bills	57.2%	$77,984,592
U.S. Treasury Notes	12.7	17,362,771
MONEY MARKET DEPOSIT ACCOUNT:
U.S. Bank Money Market Deposit Account	11.4	15,520,629
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	18.7	25,507,425
NET ASSETS	100.0%	$136,375,417

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
15

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments

August 31, 2020

	Coupon*	Maturity Date	Par	Value
SHORT-TERM INVESTMENTS — 81.3%
U.S. TREASURY BILLS OBLIGATIONS — 57.2%
United States Treasury Bill	0.047%	09/10/20	$20,000,000	$19,999,606
United States Treasury Bill	0.059%	10/01/20	20,000,000	19,998,458
United States Treasury Bill	0.070%	11/12/20	13,000,000	12,997,530
United States Treasury Bill	0.076%	01/14/21	20,000,000	19,991,375
United States Treasury Bill	0.063%	02/11/21	5,000,000	4,997,623
(Cost $77,989,890)				77,984,592

U.S. TREASURY NOTES OBLIGATIONS — 12.7%
United States Treasury Note	1.625%	11/30/20	8,750,000	8,782,362
United States Treasury Note	2.250%	02/15/21	8,500,000	8,580,409
(Cost $17,280,447)				17,362,771

MONEY MARKET DEPOSIT ACCOUNT — 11.4%
U.S. Bank Money Market Deposit Account	0.050%	08/01/31	15,520,629	15,520,629

TOTAL SHORT-TERM INVESTMENTS
(Cost $15,520,629)				15,520,629

TOTAL INVESTMENTS — 81.3%
(Cost $110,790,966)				110,867,992

OTHER ASSETS IN EXCESS OF LIABILITIES — 18.7%				25,507,425
NET ASSETS — 100.0%				$136,375,417

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.

The accompanying notes are an integral part of the consolidated financial statements.
16

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Futures contracts outstanding as of August 31, 2020 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Cost	Value and Unrealized Appreciation/ (Depreciation)
Amsterdam Index	Sep-20	15	$1,964,904	$(40,975)
Australian 10-Year Bond	Sep-20	266	28,931,610	(6,941)
Australian 3-Year Bond	Sep-20	80	6,900,223	(3,709)
Brent Crude	Dec-20	29	1,324,140	(33,600)
CAC40 10 Euro	Sep-20	43	2,536,188	(46,580)
Canadian 10-Year Bond	Dec-20	517	59,827,485	(227,278)
Cattle Feeder Futures	Oct-20	39	2,742,188	(102,278)
Cocoa	Dec-20	45	1,194,300	69,484
Coffee	Dec-20	5	241,969	15,829
Copper	Dec-20	84	6,429,150	155,922
Cotton No.2	Dec-20	63	2,052,540	54,030
DAX Index	Sep-20	4	1,542,519	(19,116)
DJIA Mini E-CBOT	Sep-20	16	2,273,280	42,687
Euro BUXL 30-Year Bond Futures	Sep-20	7	1,812,024	(43,255)
Euro Stoxx 50	Sep-20	34	1,324,733	(26,360)
Euro-Bobl	Sep-20	179	28,758,168	(30,209)
Euro-BTP	Sep-20	50	8,723,955	(38,619)
Euro-Oat	Sep-20	60	11,990,978	(70,087)
Euro-Schatz	Sep-20	228	30,477,362	(16,283)
FTSE/JSE TOP 40	Sep-20	29	874,076	(17,545)
FTSE/MIB Index	Sep-20	10	1,170,911	(6,620)
Gold 100 Oz	Dec-20	26	5,144,360	92,987
Hang Seng Index	Sep-20	88	14,235,762	(235,826)
Kansas City Hard Red Winter Wheat	Dec-20	173	4,110,913	91,578
Live Cattle	Oct-20	36	1,516,320	(64,576)
London Metals Exchange Aluminum	Sep-20	452	20,017,950	1,403,972
London Metals Exchange Aluminum	Dec-20	149	6,726,419	55,175
London Metals Exchange Copper	Sep-20	198	33,073,425	4,109,107
London Metals Exchange Copper	Dec-20	89	14,832,406	519,950
London Metals Exchange Nickel	Sep-20	222	20,438,208	3,222,973
London Metals Exchange Nickel	Dec-20	93	8,583,714	426,318
London Metals Exchange Zinc	Sep-20	433	27,043,556	4,340,208
London Metals Exchange Zinc	Dec-20	69	4,346,569	100,958
Long Gilt	Dec-20	413	74,536,320	(245,797)
MSCI Taiwan Index	Sep-20	12	589,320	(10,453)
Nikkie 225 (Osaka Securities Exchange)	Sep-20	28	6,122,645	997
NY Harbor Ultra-Low Sulfur Diesel	Oct-20	20	1,022,532	(40,167)
Palladium	Dec-20	6	1,367,580	54,375
Russell 2000 E-Mini	Sep-20	39	3,044,535	(12,872)
S&P 500 E-Mini	Sep-20	2	349,890	(827)
S&P Mid 400 E-Mini	Sep-20	19	3,659,020	390
S&P/TSX 60 Index	Sep-20	35	5,307,624	(82,226)
Soybean	Nov-20	18	858,150	7,161
SPI 200 Index	Sep-20	66	7,338,255	(78,400)
Sugar No. 11 (World)	Oct-20	458	6,494,074	(89,706)
Topix Index	Sep-20	3	457,726	(5,024)
U.S. Treasury 10-Year Notes	Dec-20	23	3,202,750	3,102
U.S. Treasury 2-Year Notes	Dec-20	505	111,577,383	43,226

The accompanying notes are an integral part of the consolidated financial statements.
17

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Long Contracts	Expiration Date	Number of Contracts	Notional Cost	Value and Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Notes	Dec-20	442	$55,705,813	$65,489
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-20	41	7,204,469	28,085
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-20	22	4,859,937	(84,344)
Wheat	Dec-20	225	6,212,812	74,854
				$13,299,184

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Jun-21	507	$(151,990,188)	$(7,313)
90-DAY Bank Bill	Sep-21	80	(58,982,323)	(2,797)
90-Day Euro	Dec-21	65	(16,214,250)	(379)
90-Day Sterling	Jun-21	60	(10,020,653)	(541)
Bank Acceptance	Dec-21	123	(23,442,941)	(3,765)
Corn	Dec-20	12	(214,650)	(3,809)
Euro-Bund	Sep-20	98	(20,531,373)	28,770
FTSE 100 Index	Sep-20	10	(796,907)	202
Gasoline RBOB	Oct-20	96	(4,893,638)	69,685
IBEX 35 Index	Sep-20	6	(498,012)	8,506
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-20	66	(94,461,974)	223,670
London Metals Exchange Aluminum	Dec-20	126	(5,688,113)	(65,753)
London Metals Exchange Aluminum	Sep-20	452	(20,017,950)	(2,337,274)
London Metals Exchange Copper	Dec-20	50	(8,332,812)	(190,040)
London Metals Exchange Copper	Sep-20	198	(33,073,425)	(3,598,263)
London Metals Exchange Nickel	Dec-20	6	(553,788)	(27,707)
London Metals Exchange Nickel	Sep-20	222	(20,438,208)	(3,128,441)
London Metals Exchange Zinc	Dec-20	18	(1,133,887)	(20,526)
London Metals Exchange Zinc	Sep-20	433	(27,043,556)	(4,666,631)
Low Sulphur Gasoil G Futures	Oct-20	175	(6,444,375)	70,999
Nasdaq 100 E-Mini	Sep-20	13	(3,149,640)	(33,247)
Natural Gas	Oct-20	163	(4,286,900)	(26,224)
OMX Stockholm 30 Index	Sep-20	179	(3,652,513)	19,866
Platinum	Oct-20	11	(515,845)	518
Silver	Dec-20	8	(1,143,760)	(28,004)
Soybean Meal	Dec-20	381	(11,906,250)	(547,083)
Soybean Oil	Dec-20	74	(1,458,984)	(40,070)
WTI Crude	Oct-20	43	(1,832,230)	10,866
				$(14,294,788)
Total Futures Contracts				$(995,601)

The accompanying notes are an integral part of the consolidated financial statements.
18

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2020

Forward foreign currency contracts outstanding as of August 31, 2020 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	76,600,000	USD	54,011,979	Sep 16 2020	UBS	$2,487,361
BRL	72,300,000	USD	13,803,007	Sep 16 2020	UBS	(612,376)
CAD	193,550,000	USD	144,081,052	Sep 16 2020	UBS	4,313,662
CHF	22,750,000	USD	24,295,310	Sep 16 2020	UBS	883,413
CLP	14,250,000,000	USD	18,175,056	Sep 16 2020	UBS	152,073
CNH	120,800,000	USD	17,222,118	Sep 16 2020	UBS	389,711
COP	70,890,000,000	USD	19,238,931	Sep 16 2020	UBS	(310,292)
CZK	160,800,000	USD	7,019,125	Sep 16 2020	UBS	286,817
EUR	70,900,000	USD	81,945,423	Sep 16 2020	UBS	2,692,817
GBP	59,700,000	USD	76,534,768	Sep 16 2020	UBS	3,277,510
HUF	4,923,000,000	USD	16,539,210	Sep 16 2020	UBS	(16,956)
IDR	68,250,000,000	USD	4,637,586	Sep 16 2020	UBS	42,043
INR	2,350,000,000	USD	31,039,468	Sep 16 2020	UBS	833,677
JPY	24,454,500,000	USD	229,279,042	Sep 16 2020	UBS	1,656,077
KRW	25,170,000,000	USD	20,989,500	Sep 16 2020	UBS	198,826
MXN	1,416,000,000	USD	63,214,479	Sep 16 2020	UBS	1,361,121
NOK	470,850,000	USD	51,114,438	Sep 16 2020	UBS	2,791,942
NZD	146,400,000	USD	95,662,367	Sep 16 2020	UBS	2,951,137
PHP	748,500,000	USD	14,995,639	Sep 16 2020	UBS	428,432
PLN	54,075,000	USD	14,325,462	Sep 16 2020	UBS	358,570
RUB	1,170,000,000	USD	16,275,233	Sep 16 2020	UBS	(507,226)
SEK	388,800,000	USD	43,524,685	Sep 16 2020	UBS	1,432,682
SGD	4,692,000	USD	3,428,745	Sep 16 2020	UBS	19,857
TWD	303,750,000	USD	10,394,839	Sep 16 2020	UBS	(42,086)
ZAR	684,400,000	USD	40,256,670	Sep 16 2020	UBS	39,884
USD	65,725,637	AUD	94,050,000	Sep 16 2020	UBS	(3,644,637)
USD	12,219,531	BRL	65,000,000	Sep 16 2020	UBS	360,734
USD	82,442,947	CAD	110,900,000	Sep 16 2020	UBS	(2,584,042)
USD	26,221,696	CHF	24,450,000	Sep 16 2020	UBS	(838,514)
USD	21,798,758	CLP	17,120,000,000	Sep 16 2020	UBS	(219,519)
USD	9,968,463	CNH	69,400,000	Sep 16 2020	UBS	(149,592)
USD	17,025,586	COP	63,840,000,000	Sep 16 2020	UBS	(20,603)
USD	11,876,323	CZK	276,400,000	Sep 16 2020	UBS	(681,901)
USD	74,576,955	EUR	64,500,000	Sep 16 2020	UBS	(2,421,162)
USD	80,117,179	GBP	62,850,000	Sep 16 2020	UBS	(3,906,299)
USD	17,578,460	HUF	5,403,000,000	Sep 16 2020	UBS	(554,739)
USD	1,147,696	IDR	16,800,000,000	Sep 16 2020	UBS	(4,212)
USD	21,845,701	INR	1,655,000,000	Sep 16 2020	UBS	(601,130)
USD	220,217,964	JPY	23,503,500,000	Sep 16 2020	UBS	(1,736,424)
USD	26,187,676	KRW	31,320,000,000	Sep 16 2020	UBS	(177,775)
USD	55,320,717	MXN	1,248,000,000	Sep 16 2020	UBS	(1,593,371)
USD	41,096,034	NOK	381,750,000	Sep 16 2020	UBS	(2,609,521)
USD	90,659,926	NZD	138,000,000	Sep 16 2020	UBS	(2,295,426)
USD	19,205,940	PHP	948,000,000	Sep 16 2020	UBS	(329,156)
USD	15,213,867	PLN	59,475,000	Sep 16 2020	UBS	(936,531)
USD	9,846,325	RUB	702,000,000	Sep 16 2020	UBS	385,520
USD	44,443,047	SEK	403,050,000	Sep 16 2020	UBS	(2,162,063)

The accompanying notes are an integral part of the consolidated financial statements.
19

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2020

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	17,736,966	SGD	24,531,000	Sep 16 2020	UBS	$(293,225)
USD	21,710,963	TWD	639,900,000	Sep 16 2020	UBS	(98,837)
USD	34,665,579	ZAR	598,400,000	Sep 16 2020	UBS	(567,412)
Total Forward Foreign Currency Contracts						$(2,571,161)

AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	PHP	Philippine Peso
COP	Columbian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	TWD	Taiwan New Dollar
IDR	Indonesian Rupiah	UBS	Union Bank of Switzerland
INR	Indian Rupee	USD	United States Dollar
		ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.
20

Campbell Systematic Macro Fund

Consolidated Statement of Assets and Liabilities

August 31, 2020

ASSETS
Investments, at value (cost $110,790,966)	$110,867,992
Deposits with brokers:
Futures contracts	18,524,729
Forward foreign currency contracts	12,004,702
Unrealized appreciation on forward foreign currency contracts	27,343,866
Unrealized appreciation on futures contracts	15,411,939
Receivable for capital shares sold	397,566
Interest receivable	48,408
Prepaid expenses and other assets	71,092
Total assets	184,670,294
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	29,915,027
Unrealized depreciation on futures contracts	16,407,540
Due to Broker	1,625,862
Payable for:
Advisory fees	144,769
Capital Shares Redeemed	50,959
Other accrued expenses and liabilities	150,720
Total liabilities	48,294,877
Net assets	$136,375,417
NET ASSETS CONSIST OF:
Par value	$17,708
Paid-in capital	145,509,196
Total distributable earnings/(loss)	(9,151,487)
Net assets	$136,375,417
CAPITAL SHARES:
Class A Shares:
Net assets applicable to Class A Shares	$10,365,099
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,373,465
Net asset value, offering and redemption price per share	$7.55
Maximum offering price per share (100/94.25 of $7.55 and $8.01, respectively)	$8.01

Class C Shares:
Net assets applicable to Class C Shares	$9,087,081
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,248,696
Net asset value, offering and redemption price per share	$7.28

Class I Shares:
Net assets applicable to Class I Shares	$115,431,053
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	15,086,238
Net asset value, offering price per share	$7.65

Class P Shares:
Net assets applicable to Class P Shares	$1,492,184
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	191,061
Net asset value, offering price per share	$7.81

The accompanying notes are an integral part of the consolidated financial statements.
21

Campbell Systematic Macro Fund

Consolidated Statements of Operations

	For the Period Ended(1) August 31, 2020	For the Year Ended September 30, 2019
INVESTMENT INCOME
Interest	$948,083	$1,889,872
Total investment income	948,083	1,889,872
EXPENSES
Advisory fees (Note 2)	1,509,833	1,489,384
Distribution fees - Class A Shares	131,511	171,292
Administration and accounting fees (Note 2)	120,498	72,977
Transfer agent fees (Note 2)	94,943	157,827
Legal fees	85,168	47,066
Registration and filing fees	48,035	57,676
Audit and tax service fees	42,200	50,771
Director fees	41,689	11,661
Officer fees	31,681	16,368
Interest expense	25,003	42,271
Printing and shareholder reporting fees	20,296	34,895
Custodian fees (Note 2)	10,531	11,157
Other expenses	37,205	81,786
Total expenses before waivers and/or reimbursements	2,198,593	2,245,131
Less: waivers and reimbursemets (Note 2)	(336,209)	(393,523)
Net expenses after waivers and/or reimbursments	1,862,384	1,851,608
Net investment income/(loss)	(914,301)	38,264
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	6,822	(74,519)
Futures contracts	(7,541,388)	11,032,603
Foreign currency transactions	490,452	(118,937)
Forward foreign currency contracts	337,288	125,760
Net change in unrealized appreciation/(depreciation) on:
Investments	(30,310)	359,337
Futures contracts	(937,843)	(4,643,373)
Foreign currency translations	(102,661)	2,450,217
Forward foreign currency contracts	(3,130,868)	26,859
Net realized and unrealized gain/(loss) on investments	(10,908,508)	9,157,947
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,822,809)	$9,196,211

(1)	The Fund changed its fiscal year end to August 31 during the period. The period ended is from October 1, 2019 to August 31, 2020.

The accompanying notes are an integral part of the consolidated financial statements.
22

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets

	For the Period Ended August 31, 2020(1)	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(914,301)	$38,264	$(546,129)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	(6,706,826)	10,964,907	(75,496,325)
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translation and forward foreign currency contracts	(4,201,682)	(1,806,960)	88,826,206
Net increase/(decrease) in net assets resulting from operations	(11,822,809)	9,196,211	12,783,752

Dividends and Distributions to Shareholders From:
Total distributable earnings	(11,439,705)	(13,070,676)	—
Net decrease in net assets from dividends and distributions to shareholders	(11,439,705)	(13,070,676)	—

Capital Share Transactions:
Class A Shares
Proceeds from shares sold	2,170,042	1,740,013	5,197,511
Proceeds from reinvestment of distributions	1,752,767	1,510,075	—
Shares redeemed	(3,571,700)	(5,361,030)	(14,837,731)
Total from Class A Shares	351,109	(2,110,942)	(9,640,220)
Class C Shares
Proceeds from shares sold	646,771	807,341	957,031
Proceeds from reinvestment of distributions	1,670,432	1,569,438	—
Shares redeemed	(3,575,911)	(5,039,019)	(8,438,161)
Total from Class C Shares	(1,258,708)	(2,662,240)	(7,481,130)
Class I Shares
Proceeds from shares sold	153,840,950	48,432,554	25,060,799
Proceeds from reinvestment of distributions	6,732,144	7,632,232	—
Shares redeemed	(79,192,957)	(92,370,875)	(226,159,641)
Total from Class I Shares	81,380,137	(36,306,089)	(201,098,842)
Class P Shares
Proceeds from shares sold	320,354	242,864	6,757,945
Proceeds from reinvestment of distributions	294,096	263,166	—
Shares redeemed	(885,125)	(30,245,677)	(17,055,399)
Total from Class P Shares	(270,675)	(29,739,647)	(10,297,454)
Net increase/(decrease) in net assets from capital share transactions	80,201,863	(70,818,918)	(228,517,646)
Total increase/(decrease) in net assets	56,939,349	(74,693,383)	(215,733,894)

Net Assets:
Beginning of period	79,436,068	154,129,451	369,863,345
End of period	$136,375,417	$79,436,068	$154,129,451 (2)

(1)	The Fund changed its fiscal year end to August 31 during the period. The period ended is from October 1, 2019 to August 31, 2020.

(2)	Includes undistributed net investment income of $13,070,676.

The accompanying notes are an integral part of the consolidated financial statements.
23

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Period Ended August 31, 2020(1)	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Share Transactions:
Class A Shares
Shares sold	263,105	190,779	514,019
Shares reinvested	226,749	185,285	—
Shares redeemed	(430,459)	(616,034)	(1,533,737)
Total from Class A Shares	59,395	(239,970)	(1,019,718)
Class C Shares
Shares sold	80,546	90,650	100,123
Shares reinvested	223,022	197,413	—
Shares redeemed	(446,490)	(600,031)	(888,459)
Total from Class C Shares	(142,922)	(311,968)	(788,336)
Class I Shares
Shares sold	18,695,402	5,483,361	2,539,907
Shares reinvested	860,888	927,366	—
Shares redeemed	(9,614,007)	(10,591,009)	(22,790,718)
Total from Class I Shares	9,942,283	(4,180,282)	(20,250,811)
Class P Shares
Shares sold	35,885	25,638	681,411
Shares reinvested	36,762	31,367	—
Shares redeemed	(103,109)	(3,411,713)	(1,741,226)
Total from Class P Shares	(30,462)	(3,354,708)	(1,059,815)
Net increase/(decrease) in shares outstanding	9,828,294	(8,086,928)	(23,118,680)

(1)	The Fund changed its fiscal year end to August 31 during the period. The period ended is from October 1, 2019 to August 31, 2020.

The accompanying notes are an integral part of the consolidated financial statements.
24

Campbell Systematic Macro Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A
	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016	For the Year Ended Sept. 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$9.81		$9.49	$9.36	$10.13	$11.17	$11.01
Net investment income/(loss)(3)	(0.07)		— (4)	(0.03)	(0.04)	(0.09)	(0.13)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (5)	(0.76)		1.45	0.16	(0.73)	(0.74)	0.97
Net increase/(decrease) in net assets resulting from operations	(0.83)		1.45	0.13	(0.77)	(0.83)	0.84
Dividends and distributions to shareholders from:
Net investment income	(0.79)		(1.13)	—	—	(0.21)	(0.68)
Net realized capital gain	(0.64)		—	—	—
Total dividends and distributions to shareholders	(1.43)		(1.13)	—	—	(0.21)	(0.68)
Net asset value, end of period	$7.55		$9.81	$9.49	$9.36	$10.13	$11.17
Total investment return (6)	(8.86	)%(7)	17.73%	1.39%	(7.60)%	(7.60)%	7.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,365		$12,895	$14,744	$24,092	$64,528	$83,077
Ratio of expenses to average net assets with waivers and reimbursements (10)	2.15	%(8)	2.12%	1.58%	1.15%	1.17%	1.15%
Ratio of expenses to average net assets without waivers and reimbursements (9)(11)	2.51	%(8)	2.54%	1.96%	1.33%	1.25%	1.24%
Ratio of net investment income/(loss) to average net assets	(0.93	)%(8)	(0.03)%	(0.32)%	(0.45)%	(0.83)%	(1.08%)
Portfolio turnover rate (12)	0	%(7)	15%	122%	0%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)	Less than $0.005 per share.
(5)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(6)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns - for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(7)	Not annualized
(8)	Annualized
(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(10) Ratio of net expenses to average net assets excluding interest expense	2.12%	2.07%	1.58%	1.15%	1.15%	1.15%
(11) Ratio of gross expenses to average net assets excluding interest expense(9)	2.48%	2.49%	1.96%	1.33%	1.23%	1.24%

(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
25

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C
	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016	For the Year Ended Sept. 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$9.51		$9.20	$9.15	$9.98	$11.03	$10.96
Net investment income/(loss)(3)	(0.12)		(0.07)	(0.10)	(0.11)	(0.17)	(0.21)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	(0.74)		1.42	0.15	(0.72)	(0.72)	0.97
Net increase/(decrease) in net assets resulting from operations	(0.86)		1.35	0.05	(0.83)	(0.89)	0.76
Dividends and distributions to shareholders from:
Net investment income	(0.73)		(1.04)	—	—	(0.16)	(0.69)
Net realized capital gain	(0.64)		—	—	—	—	—
Total dividends and distributions to shareholders	(1.37)		(1.04)	—	—	(0.16)	(0.69)
Net asset value, end of period	$7.28		$9.51	$9.20	$9.15	$9.98	$11.03
Total investment return (5)	(9.49	)%(6)	16.88%	0.55%	(8.32)%	(8.16)%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,087		$13,237	$15,676	$22,792	$48,712	$52,977
Ratio of expenses to average net assets with waivers and reimbursements (9)	2.88	%(7)	2.87%	2.35%	1.90%	1.92%	1.90%
Ratio of expenses to average net assets without waivers and reimbursements (8)(10)	3.27	%(7)	3.29%	2.74%	2.08%	2.00%	1.99%
Ratio of net investment income/(loss) to average net assets	(1.65	)%(7)	(0.78)%	(1.05)%	(1.19)%	(1.58)%	(1.82%)
Portfolio turnover rate (11)	0	%(6)	15%	122%	0%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9) Ratio of net expenses to average net assets excluding interest expense	2.85%	2.82%	2.35%	1.90%	1.90%	1.90%
(10) Ratio of gross expenses to average net assets excluding interest expense(8)	3.24%	3.24%	2.74%	2.08%	1.98%	1.99%

(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
26

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I
	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016	For the Year Ended Sept. 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$9.93		$9.59	$9.44	$10.20	$11.22	$11.05
Net investment income/(loss)(3)	(0.07)		0.02	(0.01)	(0.02)	(0.06)	(0.09)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	(0.77)		1.48	0.16	(0.74)	(0.73)	0.96
Net increase/(decrease) in net assets resulting from operations	(0.84)		1.50	0.15	(0.76)	(0.79)	0.87
Dividends and distributions to shareholders from:
Net investment income	(0.80)		(1.16)	—	—	(0.23)	(0.70)
Net realized capital gain	(0.64)		—	—	—	—	—
Total dividends and distributions to shareholders	(1.44)		(1.16)	—	—	(0.23)	(0.70)
Net asset value, end of period	$7.65		$9.93	$9.59	$9.44	$10.20	$11.22
Total investment return (5)	(8.75	)%(6)	18.17%	1.59%	(7.45)%	(7.20)%	7.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$115,431		$51,067	$89,456	$279,212	$754,171	$984,152
Ratio of expenses to average net assets with waivers and reimbursements (9)	1.88	%(7)	1.84%	1.30%	0.90%	0.92%	0.90%
Ratio of expenses to average net assets without waivers and reimbursements (8)(10)	2.24	%(7)	2.28%	1.64%	1.07%	1.00%	0.99%
Ratio of net investment income/(loss) to average net assets	(0.91	)%(7)	0.23%	(0.10)%	(0.20)%	(0.58)%	(0.81%)
Portfolio turnover rate (11)	0	%(6)	15%	122%	0%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9) Ratio of net expenses to average net assets excluding interest expense	1.85%	1.80%	1.30%	0.90%	0.90%	0.90%
(10) Ratio of gross expenses to average net assets excluding interest expense(8)	2.21%	2.24%	1.64%	1.07%	0.98%	0.99%

(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
27

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class P
	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017	For the Year Ended Sept. 30, 2016	For the Year Ended Sept. 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$10.10		$9.58	$9.44	$10.19	$11.22	$11.05
Net investment income/(loss)(3)	(0.07)		—	(0.02)	(0.02)	(0.06)	(0.13)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (5)	(0.80)		1.46	0.16	(0.73)	(0.74)	1.00
Net increase/(decrease) in net assets resulting from operations	(0.87)		1.46	0.14	(0.75)	(0.80)	0.87
Dividends and distributions to shareholders from:
Net investment income	(0.78)		(0.94)	—	—	(0.23)	(0.70)
Net realized capital gain	(0.64)		—	—	—	—	—
Total dividends and distributions to shareholders	(1.42)		(0.94)	—	—	(0.23)	(0.70)
Net asset value, end of period	$7.81		$10.10	$9.58	$9.44	$10.19	$11.22
Total investment return (6)	(8.95	)%(7)	17.24%	1.48%	(7.36)%	(7.29)%	7.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,492		$2,237	$34,253	$43,767	$99,612	$107,596
Ratio of expenses to average net assets with waivers and reimbursements (10)	2.15	%(8)	2.02%	1.51%	0.90%	0.92%	0.90%
Ratio of expenses to average net assets without waivers and reimbursements (9)(11)	2.52	%(8)	2.46%	1.90%	1.07%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets	(0.91	)%(8)	(0.01)%	(0.19)%	(0.19)%	(0.58)%	(1.09%)
Portfolio turnover rate (12)	0	%(7)	15%	122%	0%	0%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)	Less than $0.005 per share.
(5)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(6)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(7)	Not annualized
(8)	Annualized
(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(10) Ratio of net expenses to average net assets excluding interest expense	2.12%	2.02%	1.51%	0.90%	0.90%	0.90%
(11) Ratio of gross expenses to average net assets excluding interest expense(9)	2.49%	2.46%	1.90%	1.07%	0.98%	1.00%

(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
28

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements

August 31, 2020

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Campbell Systematic Macro Fund (the “Fund”), which commenced investment operations on March 4, 2013. The Fund currently offers Class A, Class C, Class I and Class P shares. Class A, Class I and Class P shares commenced operations on March 4, 2013. Class C commenced operations on February 11, 2014.

Class C, Class I and Class P shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within twelve months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of such shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund. On conversion date, the Fund’s net assets were $119,211,366 and net asset value (NAV) was $8.07.

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2020, and the period covered by these Notes to Consolidated Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

Consolidation of Subsidiary — The Adviser’s Campbell Systematic Macro Program will be achieved by the Fund investing up to 25% of its total assets in the Campbell Systematic Macro Offshore Limited Fund (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $7,375,933, which represented 5.41% of the Fund’s net assets.

29

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$110,867,992	$110,867,992	$—	$—
Commodity Contracts
Futures Contracts	14,946,949	14,946,949	—	—
Equity Contracts
Futures Contracts	72,648	72,648	—	—
Interest Rate Contracts
Futures Contracts	392,342	392,342	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	27,343,866	—	27,343,866	—
Total Assets	$153,623,797	$126,279,931	$27,343,866	$—

30

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(15,010,153)	$(15,010,153)	$—	$—
Equity Contracts
Futures Contracts	(616,071)	(616,071)	—	—
Interest Rate Contracts
Futures Contracts	(781,316)	(781,316)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(29,915,027)	—	(29,915,027)	—
Total Liabilities	$(46,322,567)	$(16,407,540)	$(29,915,027)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 investments.

Disclosures about Derivative Instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

31

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following table lists the fair values of the Fund’s derivative holdings as of end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$14,946,949	$72,648	$392,342	$—	$15,411,939
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	27,343,866	27,343,866
Total Value – Assets		$14,946,949	$72,648	$392,342	$27,343,866	$42,755,805

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(15,010,153)	$(616,071)	$(781,316)	$—	$(16,407,540)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(29,915,027)	(29,915,027)
Total Value – Liabilities		$(15,010,153)	$(616,071)	$(781,316)	$(29,915,027)	$(46,322,567)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain (Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$(2,231,416)	$(4,673,057)	$(636,915)	$—	$(7,541,388)
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	—	337,288	337,288
Total Realized Gain/(Loss)		$(2,231,416)	$(4,673,057)	$(636,915)	$337,288	$(7,204,100)

32

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$(162,663)	$(846,296)	$71,116	$—	$(937,843)
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	(3,130,868)	(3,130,868)
Total Change in Unrealized Appreciation/(Depreciation)		$(162,663)	$(846,296)	$71,116	$(3,130,868)	$(4,068,707)

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

LONG FUTURES NOTIONAL AMOUNT	SHORT FUTURES NOTIONAL AMOUNT	FORWARD FOREIGN CURRENCY CONTRACTS-PAYABLE (VALUE AT TRADE DATE)	FORWARD FOREIGN CURRENCY CONTRACTS- RECEIVABLE (VALUE AT TRADE DATE)
$591,501,256	$(246,503,301)	$(635,409,326)	$649,960,009

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

33

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$27,343,866	$(27,343,866)	$—	$—	$29,915,027	$(27,343,866)	$—	$2,571,161

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

34

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over

35

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts —The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

36

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

Prior to May 29, 2020, Equinox Institutional Asset Management, LP (“Equinox”) served as adviser to the Predecessor Fund and Campbell served as a sub-adviser to the Predecessor Fund. Equinox was entitled to an advisory fee from the Predecessor Fund at the same rate payable to Campbell as Adviser to the Fund. Equinox, not the Predecessor Fund, paid a sub-advisory fee to Campbell.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2020.

	Expense Cap
Advisory Fee	Class A	Class C	Class I	Class P
1.64%	2.00%	2.75%	1.75%	2.00%

Prior to May 29, 2020, Equinox and Campbell had contractually agreed to reduce their advisory fees and/or reimburse certain expenses of the Predecessor Fund, to ensure that the Predecessor Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) acquired fund fees and expenses, and (v) brokerage commissions, did not exceed, on an annual basis, 2.14% with respect to Class A shares, 2.89% with respect to Class C shares, 1.89% with respect to Class I shares, and 2.14% with respect to Class P shares of the Predecessor Fund’s average daily net assets.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed by the Adviser and/or Equinox were as follows:

	Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
Equinox Funds Trust	$964,912	$(257,973)	$706,939
Campbell Systematic Macro Fund	544,921	(78,236)	466,685

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement.

37

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2023	Total
$78,236	$78,236

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares, Class C Shares and Class P of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class P Shares and and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities by the Fund.

38

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2020

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$119,815,281	$854,597	$(4,802,641)	$(3,948,044)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures not regulated by Section 1256 of the Internal Revenue Code and timing difference related to taxable income from a wholly owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2020, primarily attributable to investments in wholly-owned controlled foreign corporation were reclassified among the following accounts:

Distributable Earnings/(Loss)	PAID-IN CAPITAL
$2,195,943	$(2,195,943)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Qualified Late-Year Loss Deferral	Unrealized Appreciation/ (Depreciation)
$—	$—	(7,243,474)	(1,042,367)	$(865,646)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

39

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2020

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and September 30, 2019 was as follows:

	Ordinary Income	Long-Term Gains	Total
2020	$6,320,770	$5,118,935	$11,439,705
2019	13,070,676	—	13,070,676

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. As of August 31, 2020, the Fund had tax basis qualified late-year losses of $1,042,367.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fund had $5,145,610 of short-term and $2,097,864 of long-term capital loss carryovers, respectively.

6. New Accounting Pronouncements and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s consolidated financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy. ASU 2018 -13 has been adopted by the Fund and the related disclosure updates have been incorporated in these consolidated financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

40

Campbell Systematic Macro Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of Campbell Systematic Macro Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Systematic Macro Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2020, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period October 1, 2019 to August 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2020, and the consolidated results of its operations, the consolidated changes in its net assets and its consolidated financial highlights for the period October 1, 2019 to August 31, 2020, in conformity with U.S. generally accepted accounting principles.

The consolidated statement of operations, changes in net assets and financial highlights of the Fund for each of the periods presented through September 30, 2019, were audited by other auditors whose report dated November 27, 2019 expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 30, 2020

41

Campbell Systematic Macro Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. During the period ended August 31, 2020, the Fund paid $6,320,770 of ordinary income distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 0.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

42

Campbell Systematic Macro Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 1-844-261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Agreements

As required by the 1940 Act, the Board, including Independent Directors, considered the approval of the investment advisory agreement between Campbell and the Company on behalf of the Fund and the investment advisory agreement between Campbell and the Subsidiary (together, the “Investment Advisory Agreements”), at a meeting of the Board held on September 9-10, 2019 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an initial period ending August 16, 2021. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment. In approving the Investment Advisory Agreements, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreements, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s proposed services to be provided to the Fund and the Subsidiary; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund and the Subsidiary; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Morningstar comparing the Predecessor Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Predecessor Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services proposed to be provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and the Subsidiary.

The Directors also considered the investment performance of the Predecessor Fund. The Directors considered the Predecessor Fund’s investment performance in light of its investment objectives and investment strategies. The Directors noted that the Predecessor Fund was advised by Equinox Institutional Asset Management, LP and sub-advised by Campbell.

The Board also considered the advisory fee rates payable by the Fund under the proposed Investment Advisory Agreements. In this regard, information on the fees to be paid by the Fund and the Fund’s expected total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information

43

Campbell Systematic Macro Fund

Other Information (Concluded)

(Unaudited)

for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Campbell had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2020 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees proposed to be paid by the Fund were fair and reasonable and that the proposed Investment Advisory Agreements for the Fund should be approved for initial terms ending August 16, 2021.

44

Campbell Systematic Macro Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).

45

Campbell Systematic Macro Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A

46

Campbell Systematic Macro Fund

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the past five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

47

Campbell Systematic Macro Fund

Privacy Notice

(Unaudited)

Campbell Systematic Macro Fund

FACTS	WHAT DOES THE Campbell Systematic Macro Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Systematic Macro Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Systematic Macro Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

48

Campbell Systematic Macro Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Systematic Macro Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Systematic Macro Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Systematic Macro Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Systematic Macro Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Systematic Macro Fund does not jointly market.

49

Campbell Systematic Macro Fund

Affirmation of the Commodity Pool Operator

August 31, 2020

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the year ended August 31, 2020 is accurate and complete.

G. William Andrews, Chief Executive Officer Campbell & Company, LP CAMPBELL SYSTEMATIC MACRO FUND

50

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Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CSMF-AR20

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND

of

The RBB Fund, Inc.

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-866-780-0357 ext. 3863.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-866-780-0357 ext. 3863 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

Annual Investment Adviser’s Report

AUGUST 31, 2020 (Unaudited)

Free Market U.S. Equity Fund

The twelve-month period ended August 31, 2020 saw some periods of noticeable volatility in domestic equity markets. Common news stories over the past twelve months have included reports on threats of war between the U.S. and Iran, the impeachment trial of President Donald Trump, the global COVID-19 outbreak, the era’s second-highest unemployment rate in the U.S., and global protests. The performance of U.S. equities in 2020 has begun to reverse course from the beginning of 2020 and has shown strong positive trajectory despite noticeable volatility.

For the twelve months ended August 31, 2020, the Free Market U.S. Equity Fund provided a total return of 1.00% at net asset value. This compares with a return of 6.79% over the same period for the Fund’s benchmark, the Russell 2500® Index.

As a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the performance of diversified equity funds, like the Free Market U.S. Equity Fund, are the size and value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than U.S. small company stocks during the period. The Russell 2000® Index returned 6.02%, while the S&P 500® Index was up 21.94% for the twelve-month period ended August 31, 2020. Furthermore, for the same time-period, the Russell 2000® Value Index returned -6.14% and the Russell 1000® Value Index returned 0.84%.

In summary, U.S. large cap stocks performed better than small cap stocks and U.S. growth stocks outperformed U.S. value stocks. Factors that contributed to the Fund’s underperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks, as well as the Fund’s limited exposure to real estate investment trusts.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

1

FREE MARKET FUNDS

Annual Investment Adviser’s Report (continued)

AUGUST 31, 2020 (Unaudited)

Free Market International Equity Fund

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2020. 2019 ended with international equity markets faring better then U.S. markets, however over the entire 12 months, U.S. equity markets outpaced international equity markets. We also saw the emergence of the COVID-19 outbreak that has caused tremendous global human and economic hardship.

For the twelve months ended August 31, 2020, the Free Market International Equity Fund provided a total return of 0.81% at net asset value. This compares with a return of 5.96% over the same period for the Fund’s benchmark, the MSCI World (ex USA) Index, which captures large and mid -cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International small company stocks fared better than international large company stocks. The MSCI EAFE Small Cap Index returned 10.66% for the twelve months ended August 31, 2020, while the MSCI EAFE Index returned 6.13% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index declined by -3.24%, while the MSCI EAFE Small Cap Value Index returned 0.20% and the MSCI Emerging Markets Index returned 14.49%.

In summary, factors that contributed to the Fund’s underperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

AUGUST 31, 2020 (Unaudited)

Free Market Fixed Income Fund

The U.S. economy experienced periods of volatility during the twelve months ended August 31, 2020. The COVID-19 outbreak has caused tremendous global human and economic hardship. Disruptions to economic activity have significantly affected financial conditions. In response, the U.S. Federal Reserve quickly lowered its policy rate to close to zero in order to support economic activity. The broad proxy for the U.S. bond market, the Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47%, while the Bloomberg Barclays Global Aggregate Bond Index (hedged) returned 3.28% for the twelve-month period ended August 31, 2020. As a result of the decrease in interest rates, short-term bonds were outperformed by ones with longer maturities. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index returned 3.48% while the Morningstar Long-Term US Government Bond Index, which includes US Treasury and US Government Agency bonds with maturities of seven years or longer, returned 13.12%.

The Free Market Fixed Income Fund focuses on assets that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-month period ended August 31, 2020, the Free Market Fixed Income Fund returned 2.90%. This compares with a return of 3.01% over the same period for the Fund’s benchmark, the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Free Market Fixed Income Fund performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Fund compared to its benchmark was the Fund’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

3

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

AUGUST 31, 2020 (Unaudited)

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Index: Measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is a market-capitalization-weighted index that consists of the 500 largest U.S. publicly traded companies.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

The MSCI World (ex USA) Index captures large and mid-cap representation across 22 of 23 developed markets (DM) countries*--excluding the United States. With 985 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada.

MSCI EAFE Index captures large and mid -cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada.

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Markets (EM) countries**.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg Barclays U.S. Government/Credit 1-3 Years Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity.

Morningstar Long-Term US Government Bond Index includes US Treasury and US Government Agency bonds with maturities of seven years or longer.

FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a broad index providing exposure to the global sovereign fixed income market. The index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies. The index provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.

* Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

4

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Concluded)

AUGUST 31, 2020 (Unaudited)

** EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Diversification does not assure a profit nor protect against loss in a declining market. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Investing in foreign securities involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Quasar Distributors, LLC.

5

FREE MARKET FUNDS

PERFORMANCE DATA

August 31, 2020 (Unaudited)

Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	1 Year	5 Years	10 Years	Since Inception
Free Market U.S. Equity Fund	0.32%	5.67%	10.60%	7.19%(1)
Russell 2500® Index	6.79%	8.54%	12.31%	8.11%
Composite Index(2)	6.58%	8.79%	11.17%	7.13%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated February 28, 2020, is 0.85% (included in the ratio is 0.30% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $16.06 per share on August 31, 2020.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

6

FREE MARKET FUNDS

PERFORMANCE DATA (Continued)

August 31, 2020 (Unaudited)

Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	1 Year	5 Years	10 Years	Since Inception
Free Market International Equity Fund	0.30%	2.48%	4.35%	1.85%(1)
MSCI World (excluding U.S.) Index	5.96%	4.83%	5.63%	1.52%
Composite Index(2)	7.71%	5.55%	5.75%	2.06%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated February 28, 2020, is 1.01% (included in the ratio is 0.43% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $8.89 per share on August 31, 2020.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

7

FREE MARKET FUNDS

PERFORMANCE DATA (CONCLUDED)

August 31, 2020 (Unaudited)

Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in
Free Market Fixed Income Fund vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 Years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	1 Year	5 Years	10 Years	Since Inception
Free Market Fixed Income Fund	2.98%	2.06%	1.44%	1.86%(1)
FTSE World Government Bond Index 1-5 Years	3.01%	2.35%	1.88%	2.38%
Composite Index(2)	4.49%	2.80%	2.18%	2.69%

(1)	The Fund commenced operations on December 31, 2007.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Intermediate Government/Credit Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated February 28, 2020, is 0.67% (included in the ratio is 0.12% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.61 per share on August 31, 2020.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

8

FREE MARKET FUNDS

Fund Expense Examples

August 31, 2020 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020, and held for the entire period.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid during period*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Fund
Actual
Free Market U.S. Equity Fund	$ 1,000.00	$ 1,032.10	$ 2.91	0.57%	3.21%
Free Market International Equity Fund	1,000.00	1,014.80	3.04	0.60%	1.48%
Free Market Fixed Income Fund	1,000.00	1,013.00	2.88	0.57%	1.30%

9

FREE MARKET FUNDS

Fund Expense Examples (CONCLUDED)

August 31, 2020 (Unaudited)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid during period*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Fund
Hypothetical (5% return before expenses)
Free Market U.S. Equity Fund	$ 1,000.00	$ 1,022.27	$ 2.90	0.57%	N/A
Free Market International Equity Fund	1,000.00	1,022.12	3.05	0.60%	N/A
Free Market Fixed Income Fund	1,000.00	1,022.27	2.90	0.57%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Each Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for each Fund for the period March 1, 2020 through August 31, 2020. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

FUNDS	RANGE OF WEIGHTED EXPENSE RATIOS
Free Market U.S. Equity Fund	0.00% - 0.13%
Free Market International Equity Fund	0.00% - 0.26%
Free Market Fixed income Fund	0.00% - 0.04%

10

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2020

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.5%
iShares Core S&P 500 ETF	198,150	$69,505,075
iShares MSCI USA Value Factor ETF	1,645,717	124,827,634
U.S. Large Cap Value Portfolio III (a)	26,454,785	584,386,196
U.S. Large Cap Value Series (b)	2,825,615	134,103,710
U.S. Large Company Portfolio (a)	13,687,092	368,319,641
U.S. Micro Cap Portfolio (c)	22,990,391	424,632,517
U.S. Small Cap Portfolio (c)	13,596,047	426,643,939
U.S. Small Cap Value Portfolio (c)	24,825,116	690,882,988
TOTAL DOMESTIC EQUITY FUNDS
(Cost $2,304,394,982)		2,823,301,700

SHORT-TERM INVESTMENTS — 2.2%
STIT-Government & Agency Portfolio, 0.03%*	63,281,366	63,281,366
TOTAL SHORT-TERM INVESTMENTS
(Cost $63,281,366)		63,281,366
TOTAL INVESTMENTS — 101.7%
(Cost $2,367,676,348)		2,886,583,066
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.7)%		(47,245,604)
NET ASSETS — 100.0%		$2,839,337,462

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
Domestic Equity Funds	99.5%	$2,823,301,700
Short-Term Investments	2.2	63,281,366
Liabilities In Excess Of Other Assets	(1.7)	(47,245,604)
NET ASSETS	100.0%	$2,839,337,462

*	Seven-day yield as of August 31, 2020.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2020

	NUMBER OF SHARES/ BENEFICIAL INTEREST	VALUE
INTERNATIONAL EQUITY FUNDS — 99.9%
Canadian Small Company Series (a)	2,347,354	$27,116,400
DFA International Small Cap Value Portfolio (b)	51,984,220	866,057,101
DFA International Value Portfolio III (c)	29,532,359	369,745,133
DFA International Value Series (a)	13,166,610	271,758,824
Emerging Markets Small Cap Portfolio (b)	5,210,065	103,888,693
Emerging Markets Value Portfolio, Class Institutional (b)	4,175,217	103,253,114
iShares Core MSCI EAFE ETF	1,756,113	107,878,022
iShares Core MSCI Emerging Markets ETF	2,127,159	113,377,575
iShares MSCI EAFE Small-Cap ETF	3,199,699	189,134,208
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,276,401,385)		2,152,209,070

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 0.03%*	1,111,430	1,111,430
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,111,430)		1,111,430
TOTAL INVESTMENTS — 100.0%
(Cost $2,277,512,815)		2,153,320,500
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		334,468
NET ASSETS — 100.0%		$2,153,654,968

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
International Equity Funds	99.9%	$2,152,209,070
Short-Term Investments	0.1	1,111,430
Other Assets In Excess Of Liabilities	0.0	334,468
NET ASSETS	100.0%	$2,153,654,968

*	Seven-day yield as of August 31, 2020.
(a)	A portfolio of DFA Investment Trust Company.
(b)	A portfolio of DFA Investment Dimensions Group Inc.
(c)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2020

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 99.5%
DFA One-Year Fixed Income Portfolio (a)	32,464,668	$334,386,080
DFA Two-Year Global Fixed Income Portfolio (a)	57,734,035	576,763,007
iShares 1-3 Year Treasury Bond ETF	1,065,286	92,211,156
iShares 3-7 Year Treasury Bond ETF	1,035,266	138,301,185
iShares Core International Aggregate Bond ETF	6,207,964	344,169,524
iShares Intermediate-Term Corporate Bond ETF	2,264,454	138,494,007
iShares Short-Term Corporate Bond ETF	10,057,543	554,070,044
iShares TIPS Bond ETF	923,676	117,288,379
TOTAL FIXED INCOME FUNDS
(Cost $2,232,073,596)		2,295,683,382

SHORT-TERM INVESTMENTS — 0.5%
STIT-Government & Agency Portfolio, 0.03%*	12,326,688	12,326,688
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,326,688)		12,326,688
TOTAL INVESTMENTS — 100.0%
(Cost $2,244,400,284)		2,308,010,070
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(101,135)
NET ASSETS — 100.0%		$2,307,908,935

Portfolio Holdings Summary Table

	% OF NET ASSETS	VALUE
Fixed Income Funds	99.5%	$2,295,683,382
Short-Term Investments	0.5	12,326,688
Liabilities In Excess Of Other Assets	0.0	(101,135)
NET ASSETS	100.0%	$2,307,908,935

*	Seven-day yield as of August 31, 2020.
(a)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2020

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value (cost $2,304,394,982, $2,276,401,385 and $2,232,073,596, respectively)	$2,823,301,700	$2,152,209,070	$2,295,683,382
Short-term investments, at value (cost $63,281,366, $1,111,430 and $12,326,688, respectively)	63,281,366	1,111,430	12,326,688
Receivables for:
Capital shares sold	1,824,134	1,394,558	2,698,687
Investments sold	—	2,000,000	—
Prepaid expenses and other assets	83,219	53,384	67,734
Total assets	2,888,490,419	2,156,768,442	2,310,776,491
LIABILITIES
Payables for:
Investments purchased	45,000,467	—	—
Capital shares redeemed	2,574,948	1,748,467	1,580,361
Advisory fees	1,181,566	890,248	965,291
Administration and accounting fees	234,294	173,812	185,943
Transfer agent fees	20,089	14,529	15,911
Other accrued expenses and liabilities	141,593	286,418	120,050
Total liabilities	49,152,957	3,113,474	2,867,556
Net assets	$2,839,337,462	$2,153,654,968	$2,307,908,935

NET ASSETS CONSIST OF:
Par value	$176,798	$242,128	$217,528
Paid-in capital	2,290,147,514	2,222,472,039	2,236,316,455
Total distributable earnings/(loss)	549,013,150	69,059,199	71,374,952
Net assets	$2,839,337,462	$2,153,654,968	$2,307,908,935

CAPITAL SHARES:
Net assets	$2,839,337,462	$2,153,654,968	$2,307,908,935
Shares outstanding ($0.001 par value, 700,000,000 shares authorized)	176,797,860	242,127,631	217,527,711
Net asset value, offering and redemption price per share	$16.06	$8.89	$10.61

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET FUNDS

Statements of Operations

FOR THE Year ENDED August 31, 2020

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
INVESTMENT INCOME
Dividends from non-affiliated funds	$45,279,404	$57,483,287	$49,499,411
Total investment income	45,279,404	57,483,287	49,499,411

EXPENSES
Advisory fees (Note 2)	13,865,320	10,460,528	12,510,840
Administration and accounting fees (Note 2)	791,885	597,234	698,496
Director fees	230,417	181,920	214,090
Legal fees	195,371	134,923	176,504
Officer fees	194,848	145,729	170,908
Transfer agent fees (Note 2)	119,889	95,847	108,365
Printing and shareholder reporting fees	96,382	92,677	86,728
Custodian fees (Note 2)	80,417	61,852	68,376
Registration and filing fees	41,445	39,616	38,552
Audit and tax service fees	32,215	31,053	32,786
Other expenses	145,199	525,097	125,265
Total expenses	15,793,388	12,366,476	14,230,910
Net investment income/(loss)	29,486,016	45,116,811	35,268,501

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	(26,403,611)	29,590,050	12,487,319
Capital gain distributions from non-affiliated fund investments	60,717,295	14,938,775	135,535
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	(27,260,145)	(63,417,824)	20,505,178
Net realized and unrealized gain/(loss) on investments	7,053,539	(18,888,999)	33,128,032
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,539,555	$26,227,812	$68,396,533

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$29,486,016	$29,261,353
Net realized gain/(loss) from investments	34,313,684	143,590,988
Net change in unrealized appreciation/(depreciation) on investments	(27,260,145)	(581,363,813)
Net increase/(decrease) in net assets resulting from operations	36,539,555	(408,511,472)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(169,412,819)	(152,180,367)
Net decrease in net assets from dividends and distributions to shareholders	(169,412,819)	(152,180,367)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	545,707,591	493,291,119
Reinvestment of distributions	169,205,765	152,020,397
Shares redeemed	(641,720,675)	(599,160,819)
Net increase/(decrease) in net assets from capital shares	73,192,681	46,150,697
Total increase/(decrease) in net assets	(59,680,583)	(514,541,142)

NET ASSETS:
Beginning of period	2,899,018,045	3,413,559,187
End of period	$2,839,337,462	$2,899,018,045

SHARES TRANSACTIONS:
Shares sold	36,797,183	27,816,897
Dividends and distributions reinvested	9,343,223	9,871,455
Shares redeemed	(40,900,928)	(33,724,694)
Net increase/(decrease) in shares outstanding	5,239,478	3,963,658

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$45,116,811	$49,094,485
Net realized gain/(loss) from investments	44,528,825	32,242,075
Net change in unrealized appreciation/(depreciation) on investments	(63,417,824)	(358,297,896)
Net increase/(decrease) in net assets resulting from operations	26,227,812	(276,961,336)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(60,103,777)	(79,655,266)
Net decrease in net assets from dividends and distributions to shareholders	(60,103,777)	(79,655,266)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	430,793,091	485,774,033
Reinvestment of distributions	60,073,300	79,625,037
Shares redeemed	(458,243,187)	(366,737,622)
Net increase/(decrease) in net assets from capital shares	32,623,204	198,661,448
Total increase/(decrease) in net assets	(1,252,761)	(157,955,154)

NET ASSETS:
Beginning of period	2,154,907,729	2,312,862,883
End of period	$2,153,654,968	$2,154,907,729

SHARES TRANSACTIONS:
Shares sold	52,513,619	50,409,472
Dividends and distributions reinvested	5,947,851	9,173,392
Shares redeemed	(53,365,026)	(38,353,563)
Net increase/(decrease) in shares outstanding	5,096,444	21,229,301

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$35,268,501	$73,677,897
Net realized gain/(loss) from investments	12,622,854	(4,010,184)
Net change in unrealized appreciation/(depreciation) on investments	20,505,178	70,689,707
Net increase/(decrease) in net assets resulting from operations	68,396,533	140,357,420

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(41,833,397)	(71,911,632)
Net decrease in net assets from dividends and distributions to shareholders	(41,833,397)	(71,911,632)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	403,565,489	444,155,401
Reinvestment of distributions	41,824,622	71,902,811
Shares redeemed	(912,637,509)	(703,532,146)
Net increase/(decrease) in net assets from capital shares	(467,247,398)	(187,473,934)
Total increase/(decrease) in net assets	(440,684,262)	(119,028,146)

NET ASSETS:
Beginning of period	2,748,593,197	2,867,621,343
End of period	$2,307,908,935	$2,748,593,197

SHARES TRANSACTIONS:
Shares sold	38,541,527	43,458,650
Dividends and distributions reinvested	4,021,935	7,147,651
Shares redeemed	(87,441,618)	(68,815,440)
Net increase/(decrease) in shares outstanding	(44,878,156)	(18,209,139)

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$16.90	$20.37	$17.60	$16.18	$16.08
Net investment income/(loss)(1)	0.17	0.17	0.15	0.12	0.18
Net realized and unrealized gain/(loss) on investments	— (2)	(2.73)	3.34	2.13	1.18
Net increase/(decrease) in net assets resulting from operations	0.17	(2.56)	3.49	2.25	1.36
Dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.15)	(0.20)	(0.15)	(0.15)
Net realized capital gains	(0.85)	(0.76)	(0.52)	(0.68)	(1.11)
Total dividends and distributions to shareholders	(1.01)	(0.91)	(0.72)	(0.83)	(1.26)
Net asset value, end of period	$16.06	$16.90	$20.37	$17.60	$16.18
Total investment return/(loss)(3)	0.32%	(12.09)%	20.11%	13.97%	9.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,839,337	$2,899,018	$3,413,559	$2,724,995	$2,303,041
Ratio of expenses to average net assets(4)	0.56%	0.55%	0.55%	0.56%	0.59%
Ratio of net investment income/(loss) to average net assets(3)	1.05%	0.96%	0.76%	0.72%	1.15%
Portfolio turnover rate	14%	7%	2%	5%	1%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

19

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$9.09	$10.72	$10.97	$9.24	$9.28
Net investment income/(loss)(1)	0.19	0.21	0.22	0.14	0.23
Net realized and unrealized gain/(loss) on investments	(0.13)	(1.47)	(0.10)	1.89	0.05
Net increase/(decrease) in net assets resulting from operations	0.06	(1.26)	0.12	2.03	0.28
Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.18)	(0.26)	(0.19)	(0.16)
Net realized capital gains	(0.12)	(0.19)	(0.11)	(0.11)	(0.16)
Total dividends and distributions to shareholders	(0.26)	(0.37)	(0.37)	(0.30)	(0.32)
Net asset value, end of period	$8.89	$9.09	$10.72	$10.97	$9.24
Total investment return/(loss)(2)	0.30%	(11.66)%	0.98%	22.50%	3.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,153,655	$2,154,908	$2,312,863	$2,190,068	$1,672,452
Ratio of expenses to average net assets(3)	0.58%	0.58%	0.57%	0.58%	0.63%
Ratio of net investment income/(loss) to average net assets(3)	2.13%	2.22%	1.93%	1.42%	2.60%
Portfolio turnover rate	28%	4%	3%	2%	1%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

20

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$10.47	$10.22	$10.36	$10.43	$10.25
Net investment income/(loss)(1)	0.15	0.27	0.10	0.10	0.06
Net realized and unrealized gain/(loss) on investments	0.16	0.24	(0.14)	(0.06)	0.17
Net increase/(decrease) in net assets resulting from operations	0.31	0.51	(0.04)	0.04	0.23
Dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.26)	(0.09)	(0.11)	(0.03)
Net realized capital gains	—	— (2)	(0.01)	—	(0.02)
Total dividends and distributions to shareholders	(0.17)	(0.26)	(0.10)	(0.11)	(0.05)
Net asset value, end of period	$10.61	$10.47	$10.22	$10.36	$10.43
Total investment return/(loss)(3)	2.98%	5.11%	(0.35)%	0.39%	2.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,307,909	$2,748,593	$2,867,621	$2,503,032	$2,126,457
Ratio of expenses to average net assets(4)	0.56%	0.55%	0.55%	0.56%	0.59%
Ratio of net investment income/(loss) to average net assets(4)	1.39%	2.62%	1.02%	0.94%	0.54%
Portfolio turnover rate	46%	3%	0%	0%	31%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

21

The accompanying notes are an integral part of the financial statements.

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2020

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “fund of funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Free Market U.S. Equity and Free Market International Equity’s investment objective is to seek long-term capital appreciation. Free Market Fixed Income’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

Investment Company Securities – The Funds pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Funds invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Fund’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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Notes to Financial Statements (Continued)

August 31, 2020

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$2,823,301,700	$2,689,197,990	$—	$—	$134,103,710
Short-Term Investments	63,281,366	63,281,366	—	—	—
Total Investments**	$2,886,583,066	$2,752,479,356	$—	$—	$134,103,710

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$2,152,209,070	$1,853,333,846	$—	$—	$298,875,224
Short-Term Investments	1,111,430	1,111,430	—	—	—
Total Investments**	$2,153,320,500	$1,854,445,276	$—	$—	$298,875,224

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$2,295,683,382	$2,295,683,382	$—	$—	$—
Short-Term Investments	12,326,688	12,326,688	—	—	—
Total Investments**	$2,308,010,070	$2,308,010,070	$—	$—	$—

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

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FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2020

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Fund with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

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Notes to Financial Statements (Continued)

August 31, 2020

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Fund, and you could lose money.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss for such claims is considered to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following tables.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $3 billion	0.49
Over $3 billion to $5 billion	0.48
Over $5 billion	0.47

The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses exceed the rates (“Expense Caps”) shown in the following table annually of each Fund’s average daily net assets. The Adviser may not recoup waived management fees or reimbursed expenses. The Adviser may discontinue these arrangements at any time.

FUND	EXPENSE CAPS
Free Market U.S. Equity Fund	1.13%
Free Market International Equity Fund	1.35
Free Market Fixed Income Fund	1.00

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FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2020

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Free Market U.S. Equity Fund	$13,865,320
Free Market International Equity Fund	10,460,528
Free Market Fixed Income Fund	12,510,840

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ distributor.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchase and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$387,491,831	$407,748,505
Free Market International Equity Fund	623,924,930	595,600,168
Free Market Fixed Income Fund	1,167,349,485	1,639,702,301

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have

26

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2020

determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$2,386,254,280	$602,809,298	$(102,480,512)	$500,328,786
Free Market International Equity Fund	2,292,749,017	78,034,063	(217,462,580)	(139,428,517)
Free Market Fixed Income Fund	2,245,413,466	65,740,340	(3,143,735)	62,596,605

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
Free Market U.S. Equity Fund	$(8,834,072)	$8,834,072
Free Market International Equity Fund	(13,149,845)	13,149,845
Free Market Fixed Income Fund	(2,504,844)	2,504,844

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss CarryForwards	NET Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$12,089,320	$36,595,044	$—	$500,328,786
Free Market International Equity Fund	29,337,277	41,032,041	—	(139,428,517)
Free Market Fixed Income Fund	2,705,300	6,073,047	—	62,596,605

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019, were as follows:

		Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	2020	$26,516,498	$142,896,321	$169,412,819
	2019	25,649,464	126,530,903	152,180,367
Free Market International Equity Fund	2020	32,785,339	27,318,438	60,103,777
	2019	39,266,954	40,388,312	79,655,266
Free Market Fixed Income Fund	2020	41,833,397	—	41,833,397
	2019	71,322,944	588,688	71,911,632

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FREE MARKET FUNDS

Notes to Financial Statements (Concluded)

August 31, 2020

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

6.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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FREE MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (the “Funds”), three separately managed portfolios of The RBB Fund, Inc., as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 27, 2020

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

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FREE MARKET FUNDS

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 were as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$26,516,498	$142,896,321	$169,412,819
Free Market International Equity Fund	32,785,339	27,318,438	60,103,777
Free Market Fixed Income Fund	41,833,397	—	41,833,397

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) are 0.00% for each Fund.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 78.08% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 62.04% for the Free Market Fixed Income Fund. A total of 19.63% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $4,217,722 and earned $38,215,989 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

30

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Free Market Funds Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided for the since inception and for one, three-, five-, and ten-year periods, as applicable, and for the quarter ended March 31, 2020. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

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FREE MARKET FUNDS

Other Information (Concluded)

(Unaudited)

In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had underperformed its benchmark for the year-to-date and one-, three-, five-, ten-year, and since inception periods ended March 31, 2020. The Directors also noted that the Free Market U.S. Equity Fund ranked in the 5th quintile in its Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2019.

The Directors noted the Free Market International Equity Fund had underperformed its benchmark for the year-to-date and one-, three-, five-, ten-year periods, and slightly outperformed its since inception period, each ended March 31, 2020. The Directors also noted that the Free Market International Equity Fund ranked in the 4th quintile in its Performance Group for the four-year and five-year periods ended December 31, 2019.

Finally, the Directors noted the Free Market Fixed Income Fund had underperformed its benchmark for the year-to-date and one-, three-, five-, ten-year, and since inception periods ended March 31, 2020. The Directors also noted that the Free Market Fixed Income Fund ranked in the 5th quintile in its Performance Universe for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2019.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee and total expenses of the Free Market U.S. Equity Fund ranked in the 2nd quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee of the Free Market International Equity Fund ranked in the 2nd quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Free Market Fixed Income Fund ranked in the 3rd quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

In addition, the Directors took note that Matson Money had voluntarily agreed to waive its advisory fee and reimburse expenses in order to limit total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one year period ending August 16, 2021.

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FREE MARKET FUNDS

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the Investment Company Act of 1940. In accordance with the Company Program, the “Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Free Market Fixed Income Fund, Free Market U.S. Equity Fund, and Free Market International Equity Fund (each a “Fund” and together, the “Funds”). The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Risk Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from December 1, 2018 to December 31, 2019 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (v) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vi) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

33

FREE MARKET FUNDS

COMPANY MANAGEMENT

(UNAUDITED)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

34

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

35

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

36

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

37

FREE MARKET FUNDS

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

38

FREE MARKET FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do
How does the Free Market Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

39

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Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
111 E. Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FMFI-AR20

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO

of

The RBB Fund, Inc.

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolios electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-866-780-0357 ext. 3863.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Portfolios, you can call 1-866-780-0357 ext. 3863 to inform the Portfolios that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account if you invest through your financial intermediary or all portfolios held with the portfolios complex if you invest directly with the Portfolios.

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2020 (Unaudited)

Matson Money U.S. Equity VI Portfolio

The twelve-month period ended August 31, 2020 saw some periods of noticeable volatility in domestic equity markets. Common news stories over the past twelve months have included reports on threats of war between the U.S. and Iran, the impeachment trial of President Donald Trump, the global COVID-19 outbreak, the era’s second-highest unemployment rate in the U.S., and global protests. The performance of U.S. equities in 2020 has begun to reverse course from the beginning of 2020 and has shown strong positive trajectory despite noticeable volatility.

For the twelve months ended August 31, 2020, the Matson Money U.S. Equity VI Portfolio provided a total return of 0.62% at net asset value. This compares with a return of 6.79% over the same period for the Portfolio’s benchmark, the Russell 2500® Index.

As a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the performance of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are the size and value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than U.S. small company stocks during the period. The Russell 2000® Index returned 6.02%, while the S&P 500® Index was up 21.94% for the twelve-month period ended August 31, 2020. Furthermore, for the same time-period, the Russell 2000® Value Index returned -6.14% and the Russell 1000® Value Index returned 0.84%.

In summary, U.S. large cap stocks performed better than small cap stocks and U.S. growth stocks outperformed U.S. value stocks. Factors that contributed to the Portfolio’s underperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks, as well as the Portfolio’s limited exposure to real estate investment trusts.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2020 (Unaudited)

Matson Money International Equity VI Portfolio

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2020. 2019 ended with international equity markets faring better then U.S. markets, however over the entire 12 months, U.S. equity markets outpaced international equity markets. We also saw the emergence of the COVID-19 outbreak that has caused tremendous global human and economic hardship.

For the twelve months ended August 31, 2020, the Matson Money International Equity VI Portfolio provided a total return of 0.60% at net asset value. This compares with a return of 5.96% over the same period for the Portfolio’s benchmark, the MSCI World (ex USA) Index, which captures large and mid -cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International small company stocks fared better than international large company stocks. The MSCI EAFE Small Cap Index returned 10.66% for the twelve months ended August 31, 2020, while the MSCI EAFE Index returned 6.13% for the same period. Furthermore, for the same time period, the MSCI EAFE Value Index declined by -3.24%, while the MSCI EAFE Small Cap Value Index returned 0.20% and the MSCI Emerging Markets Index returned 14.49%.

In summary, factors that contributed to the Portfolio’s underperformance compared to its benchmark can largely be explained by its tilt toward small cap and value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2020 (Unaudited)

Matson Money Fixed Income VI Portfolio

The U.S. economy experienced periods of volatility during the twelve months ended August 31, 2020. The COVID-19 outbreak has caused tremendous global human and economic hardship. Disruptions to economic activity have significantly affected financial conditions. In response, the U.S. Federal Reserve quickly lowered its policy rate to close to zero in order to support economic activity. The broad proxy for the U.S. bond market, the Bloomberg Barclays U.S. Aggregate Bond Index gained 6.47%, while the Bloomberg Barclays Global Aggregate Bond Index (hedged) returned 3.28% for the twelve-month period ended August 31, 2020. As a result of the decrease in interest rates, short-term bonds were outperformed by ones with longer maturities. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index returned 3.48% while the Morningstar Long-Term US Government Bond Index, which includes US Treasury and US Government Agency bonds with maturities of seven years or longer, returned 13.12%.

The Matson Money Fixed Income VI Portfolio focuses on assets that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-month period ended August 31, 2020, the Matson Money Fixed Income VI Portfolio returned 2.68%. This compares with a return of 3.01% over the same period for the Portfolio’s benchmark, the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Matson Money Fixed Income VI Portfolio performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Portfolio compared to its benchmark was the Portfolio’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2020 (Unaudited)

The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization.

Russell 2000® Index: Measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is a market-capitalization-weighted index that consists of the 500 largest U.S. publicly traded companies.

Russell 1000® Value Index consists of the largest 1,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization, with relatively low price-to-book ratios and lower forecasted growth values.

The MSCI World (ex USA) Index captures large and mid cap representation across 22 of 23 developed markets (DM) countries*--excluding the United States. With 985 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada.

MSCI EAFE Index captures large and mid -cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada.

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index captures large and mid cap representation across 26 Emerging Markets (EM) countries**.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg Barclays U.S. Government/Credit 1-3 Years Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity.

Morningstar Long-Term US Government Bond Index includes US Treasury and US Government Agency bonds with maturities of seven years or longer.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Concluded)

August 31, 2020 (Unaudited)

FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a broad index providing exposure to the global sovereign fixed income market. The index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies. The index provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.

* Developed Markets countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

** EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines,

Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Diversification does not assure a profit nor protect against loss in a declining market. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Investing in foreign securities involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Quasar Distributors, LLC.

5

MATSON MONEY VI PORTFOLIOS

Performance Data

August 31, 2020 (Unaudited)

Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
Matson Money U.S. Equity VI Portfolio	-0.02%	1.74%	5.36%	4.54%(1)
Russell 2500® Index	6.79%	6.94%	8.54%	7.19%(3)
Composite Index(2)	6.58%	6.07%	8.79%	7.75%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Russell 2500® Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 5.11%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated February 28, 2020 is 1.05% (included in the ratio is 0.29% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.62 per share on August 31, 2020.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

6

MATSON MONEY VI PORTFOLIOS

Performance Data (Continued)

August 31, 2020 (Unaudited)

Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
Matson Money International Equity VI Portfolio	0.17%	-3.62%	2.26%	0.29%(1)
MSCI World (excluding U.S.) Index	5.96%	2.45%	4.83%	3.33%(3)
Composite Index(2)	7.71%	1.51%	5.55%	3.85%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Index, each weighted 25%, 25%, 25% and 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the MSCI World (excluding U.S.) Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 0.03%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated February 28, 2020 is 1.29% (included in the ratio is 0.43% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $21.35 per share on August 31, 2020.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

7

MATSON MONEY VI PORTFOLIOS

Performance Data (Concluded)

August 31, 2020 (Unaudited)

Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money Fixed Income VI Portfolio vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2020
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
Matson Money Fixed Income VI Portfolio	2.80%	2.40%	1.81%	1.42%(1)
FTSE World Government Bond Index 1-5 Years	3.01%	2.92%	2.35%	2.12%(3)
Composite Index(2)	4.49%	3.54%	2.80%	2.50%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Capital Intermediate Government Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the FTSE World Government Bond Index 1-5 Years (formerly known as the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index), and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 1.13%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated February 28, 2020 is 0.86% (included in the ratio is 0.12% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.66 per share on August 31, 2020.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

8

MATSON MONEY VI PORTFOLIOS

Fund Expense ExampleS

August 31, 2020 (Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020, and held for the entire period.

ACTUAL EXPENSES

The first section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MARCH 1, 2020	ENDING ACCOUNT VALUE AUGUST 31, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Actual
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,029.30	$ 3.93	0.77%	2.93%
Matson Money International Equity VI Portfolio	1,000.00	1,012.80	4.25	0.84%	1.28%
Matson Money Fixed Income VI Portfolio	1,000.00	1,013.00	3.64	0.72%	1.30%

9

MATSON MONEY VI PORTFOLIOS

Fund Expense Examples (CONCLUDED)

August 31, 2020 (Unaudited)

	BEGINNING ACCOUNT VALUE MARCH 1, 2020	ENDING ACCOUNT VALUE AUGUST 31, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Hypothetical (5% return before expenses)
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,021.27	$ 3.91	0.77%	N/A
Matson Money International Equity VI Portfolio	1,000.00	1,020.91	4.27	0.84%	N/A
Matson Money Fixed Income VI Portfolio	1,000.00	1,021.52	3.66	0.72%	N/A

*

Expenses are equal to each Portfolio’s annualized six-month expense ratio for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. Fees and expenses presented for a Portfolio do not reflect any fees and expenses imposed on shares of the Portfolio purchased through variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, which would increase overall fees and expenses. If such fees and expenses had been included, the expenses would have been higher. Each Portfolio’s ending account value in the first section in the table is based on the actual six-month total investment return for each Portfolio for the period March 1, 2020 through August 31, 2020. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in the underlying funds’ current prospectuses, were as follows:

PORTFOLIO	RANGE OF WEIGHTED EXPENSE RATIOS
Matson Money U.S. Equity VI Portfolio	0.01% - 0.08%
Matson Money International Equity VI Portfolio	0.00% - 0.18%
Matson Money Fixed Income VI Portfolio	0.00% - 0.02%

10

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2020

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.0%
U.S. Large Cap Value Portfolio III (a)	297,324	$6,567,896
U.S. Large Company Portfolio (a)	131,900	3,549,421
U.S. Micro Cap Portfolio (b)	202,485	3,739,895
U.S. Small Cap Portfolio (b)	119,126	3,738,166
U.S. Small Cap Value Portfolio (b)	89,541	2,491,919
VA U.S. Large Value Portfolio (b)	42,867	1,005,234
VA U.S. Targeted Value Portfolio (b)	255,527	3,746,026
TOTAL DOMESTIC EQUITY FUNDS
(Cost $25,701,673)		24,838,557

SHORT-TERM INVESTMENTS — 0.9%
STIT-Government & Agency Portfolio, 0.03%*	217,777	217,777
TOTAL SHORT-TERM INVESTMENTS
(Cost $217,777)		217,777
TOTAL INVESTMENTS — 99.9%
(Cost $25,919,450)		25,056,334
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		13,973
NET ASSETS — 100.0%		$25,070,307

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Domestic Equity Funds	99.0%	$24,838,557
Short-Term Investments	0.9	217,777
Other Assets In Excess Of Liabilities	0.1	13,973
NET ASSETS	100.0%	$25,070,307

*	Seven-day yield as of August 31, 2020.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2020

	NUMBER OF SHARES	VALUE
INTERNATIONAL EQUITY FUNDS — 99.2%
DFA International Small Cap Value Portfolio (a)	313,201	$5,217,933
DFA International Value Portfolio III (b)	445,437	5,576,873
Emerging Markets Small Cap Portfolio (a)	45,123	899,752
Emerging Markets Value Portfolio, Class Institutional (a)	35,811	885,599
iShares Core MSCI EAFE ETF	11,987	736,361
iShares Core MSCI Emerging Markets ETF	18,117	965,636
VA International Small Portfolio (a)	271,752	3,190,371
VA International Value Portfolio (a)	90,871	935,975
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $20,105,340)		18,408,500

SHORT-TERM INVESTMENTS — 0.8%
STIT-Government & Agency Portfolio, 0.03%*	154,807	154,807
TOTAL SHORT-TERM INVESTMENTS
(Cost $154,807)		154,807
TOTAL INVESTMENTS — 100.0%
(Cost $20,260,147)		18,563,307
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(4,214)
NET ASSETS — 100.0%		$18,559,093

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
International Equity Funds	99.2%	$18,408,500
Short-Term Investments	0.8	154,807
Liabilities In Excess Of Other Assets	0.0	(4,214)
NET ASSETS	100.0%	$18,559,093

*	Seven-day yield as of August 31, 2020.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2020

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 98.5%
DFA One-Year Fixed Income Portfolio (a)	304,819	$3,139,631
DFA Two-Year Global Fixed Income Portfolio (a)	409,927	4,095,171
iShares 1-3 Year Treasury Bond ETF	12,624	1,092,734
iShares 3-7 Year Treasury Bond ETF	12,278	1,640,218
iShares Core International Aggregate Bond ETF	73,622	4,081,604
iShares Intermediate-Term Corporate Bond ETF	26,889	1,644,531
iShares Short-Term Corporate Bond ETF	119,370	6,576,093
iShares TIPS Bond ETF	10,895	1,383,447
VA Global Bond Portfolio (a)	257,558	2,730,110
VA Short-Term Fixed Income Portfolio (a)	53,219	546,023
TOTAL FIXED INCOME FUNDS
(Cost $26,230,308)		26,929,562

SHORT-TERM INVESTMENTS — 1.6%
STIT-Government & Agency Portfolio, 0.03%*	426,641	426,641
TOTAL SHORT-TERM INVESTMENTS
(Cost $426,641)		426,641
TOTAL INVESTMENTS — 100.1%
(Cost $26,656,949)		27,356,203
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(33,366)
NET ASSETS — 100.0%		$27,322,837

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Fixed Income Funds	98.5%	$26,929,562
Short-Term Investments	1.6	426,641
Liabilities In Excess Of Other Assets	(0.1)	(33,366)
NET ASSETS	100.0%	$27,322,837

*	Seven-day yield as of August 31, 2020.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2020

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
ASSETS
Investments in non-affiliated funds, at value (cost $25,701,673, $20,105,340 and $26,230,308, respectively)	$24,838,557	$18,408,500	$26,929,562
Short-term investments, at value (cost $217,777, $154,807 and $426,641, respectively)	217,777	154,807	426,641
Receivable for investments sold	48,681	26,963	681
Prepaid expenses and other assets	2,207	1,560	2,643
Total assets	25,107,222	18,591,830	27,359,527

LIABILITIES
Payables for:
Advisory fees	10,586	7,777	11,515
Administration and accounting fees	4,245	3,821	4,297
Capital shares redeemed	1,441	1,493	80
Transfer agent fees	867	403	596
Other accrued expenses and liabilities	19,776	19,243	20,202
Total liabilities	36,915	32,737	36,690
Net assets	$25,070,307	$18,559,093	$27,322,837

NET ASSETS CONSIST OF:
Par Value	$978	$869	$1,065
Paid-in capital	25,383,405	20,653,889	26,592,226
Total distributable earnings/(loss)	(314,076)	(2,095,665)	729,546
Net assets	$25,070,307	$18,559,093	$27,322,837

CAPITAL SHARES:
Net assets	$25,070,307	$18,559,093	$27,322,837
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	978,378	869,296	1,064,871
Net asset value, offering and redemption price per share	$25.62	$21.35	$25.66

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY VI PORTFOLIOS

Statements of Operations

FOR THE YEAR ENDED August 31, 2020

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
INVESTMENT INCOME
Dividends from non-affiliated funds	$404,097	$519,300	$698,787
Total investment income	404,097	519,300	698,787

EXPENSES:
Advisory fees (Note 2)	124,215	92,082	143,655
Audit and tax services fees	27,178	27,736	26,484
Administration and accounting fees (Note 2)	18,798	15,811	20,073
Custodian fees (Note 2)	4,904	4,590	5,157
Printing and shareholder reporting fees	4,787	4,168	5,345
Director fees	2,114	1,568	2,529
Legal fees	1,701	1,211	1,966
Officer fees	1,677	1,264	1,982
Transfer agent fees (Note 2)	1,041	1,308	1,475
Other expenses	3,115	3,156	4,353
Total expenses	189,530	152,894	213,019
Net investment income/(loss)	214,567	366,406	485,768

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	67,006	(186,854)	37,881
Capital gain distributions from non-affiliated fund investments	558,520	130,100	1,119
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	(428,512)	(73,772)	238,804
Net realized and unrealized gain/(loss) on investments	197,014	(130,526)	277,804
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$411,581	$235,880	$763,572

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$214,567	$173,635
Net realized gain/(loss) from investments	625,526	1,483,468
Net change in unrealized appreciation/(depreciation) on investments	(428,512)	(4,653,103)
Net increase/(decrease) in net assets resulting from operations	411,581	(2,996,000)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(1,496,610)	(1,492,480)
Net decrease in net assets from dividends and distributions to shareholders	(1,496,610)	(1,492,480)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,803,621	6,127,036
Reinvestment of distributions	1,496,610	1,492,480
Shares redeemed	(4,983,541)	(4,473,056)
Net increase/(decrease) in net assets from capital shares	1,316,690	3,146,460
Total increase/(decrease) in net assets	231,661	(1,342,020)

NET ASSETS:
Beginning of period	24,838,646	26,180,666
End of period	$25,070,307	$24,838,646

SHARES TRANSACTIONS:
Shares sold	205,802	217,464
Dividends and distributions reinvested	51,679	60,645
Shares redeemed	(196,267)	(151,435)
Net increase/(decrease) in shares outstanding	61,214	126,674

The accompanying notes are an integral part of the financial statements.

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MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$366,406	$322,958
Net realized gain/(loss) from investments	(56,754)	419,486
Net change in unrealized appreciation/(depreciation) on investments	(73,772)	(2,901,806)
Net increase/(decrease) in net assets resulting from operations	235,880	(2,159,362)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(892,907)	(583,676)
Net decrease in net assets from dividends and distributions to shareholders	(892,907)	(583,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,624,757	5,202,703
Reinvestment of distributions	892,907	583,676
Shares redeemed	(3,529,908)	(2,765,350)
Net increase/(decrease) in net assets from capital shares	987,756	3,021,029
Total increase/(decrease) in net assets	330,729	277,991

NET ASSETS:
Beginning of period	18,228,364	17,950,373
End of period	$18,559,093	$18,228,364

SHARES TRANSACTIONS:
Shares sold	180,551	220,374
Dividends and distributions reinvested	36,791	27,364
Shares redeemed	(166,464)	(115,569)
Net increase/(decrease) in shares outstanding	50,878	132,169

The accompanying notes are an integral part of the financial statements.

17

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$485,768	$698,538
Net realized gain/(loss) from investments	39,000	(107,605)
Net change in unrealized appreciation/(depreciation) on investments	238,804	806,827
Net increase/(decrease) in net assets resulting from operations	763,572	1,397,760

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(496,143)	(655,301)
Net decrease in net assets from dividends and distributions to shareholders	(496,143)	(655,301)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,478,109	5,862,802
Reinvestment of distributions	496,143	655,301
Shares redeemed	(8,465,121)	(8,119,491)
Net increase/(decrease) in net assets from capital shares	(2,490,869)	(1,601,388)
Total increase/(decrease) in net assets	(2,223,440)	(858,929)

NET ASSETS:
Beginning of period	29,546,277	30,405,206
End of period	$27,322,837	$29,546,277

SHARES TRANSACTIONS:
Shares sold	216,510	236,411
Dividends and distributions reinvested	19,854	27,045
Shares redeemed	(335,860)	(328,248)
Net increase/(decrease) in shares outstanding	(99,496)	(64,792)

The accompanying notes are an integral part of the financial statements.

18

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$27.08	$33.12	$29.15	$26.80	$25.65
Net investment income/(loss)(1)	0.22	0.21	0.18	0.14	0.19
Net realized and unrealized gain/(loss) on investments	(0.04)	(4.34)	5.40	3.44	1.96
Net increase/(decrease) in net assets resulting from operations	0.18	(4.13)	5.58	3.58	2.15
Dividends and distributions to shareholders from:
Net investment income	(0.24)	(0.27)	(0.33)	(0.21)	(0.15)
Net realized capital gains	(1.40)	(1.64)	(1.28)	(1.02)	(0.85)
Total dividends and distributions to shareholders	(1.64)	(1.91)	(1.61)	(1.23)	(1.00)
Net asset value, end of period	$25.62	$27.08	$33.12	$29.15	$26.80
Total investment return/(loss)(2)	(0.02)%	(11.89)%	19.56%	13.42%	8.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,070	$24,839	$26,181	$20,093	$17,491
Ratio of expenses to average net assets with waivers, if any(3)	0.76%	0.76%	0.73%	0.81%	0.93%
Ratio of expenses to average net assets without waivers(3)	0.76%	0.76%	0.73%	0.81%	0.93%
Ratio of net investment income/(loss) to average net assets(3)	0.86%	0.72%	0.58%	0.49%	0.74%
Portfolio turnover rate	18%	17%	12%	21%	7%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$22.27	$26.16	$26.60	$22.54	$22.48
Net investment income/(loss)(1)	0.42	0.43	0.47	0.29	0.44
Net realized and unrealized gain/(loss) on investments	(0.25)	(3.51)	(0.13)	4.51	0.10
Net increase/(decrease) in net assets resulting from operations	0.17	(3.08)	0.34	4.80	0.54
Dividends and distributions to shareholders from:
Net investment income	(0.52)	(0.39)	(0.54)	(0.44)	(0.24)
Net realized capital gains	(0.57)	(0.42)	(0.24)	(0.30)	(0.24)
Total dividends and distributions to shareholders	(1.09)	(0.81)	(0.78)	(0.74)	(0.48)
Net asset value, end of period	$21.35	$22.27	$26.16	$26.60	$22.54
Total investment return/(loss)(2)	0.17%	(11.62)%	1.13%	21.90%	2.47%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,559	$18,228	$17,950	$15,019	$12,567
Ratio of expenses to average net assets with waivers, if any(3)	0.83%	0.86%	0.79%	0.88%	1.02%
Ratio of expenses to average net assets without waivers(3)	0.83%	0.86%	0.79%	0.88%	1.02%
Ratio of net investment income/(loss) to average net assets(3)	1.99%	1.82%	1.70%	1.22%	2.03%
Portfolio turnover rate	26%	13%	8%	21%	5%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

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MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018	FOR THE YEAR ENDED AUGUST 31, 2017	FOR THE YEAR ENDED AUGUST 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$25.38	$24.74	$25.12	$25.31	$24.93
Net investment income/(loss)(1)	0.43	0.59	0.23	0.18	0.05
Net realized and unrealized gain/(loss) on investments	0.27	0.61	(0.36)	(0.13)	0.36
Net increase/(decrease) in net assets resulting from operations	0.70	1.20	(0.13)	0.05	0.41
Dividends and distributions to shareholders from:
Net investment income	(0.42)	(0.56)	(0.22)	(0.12)	—
Net realized capital gains	—	— (2)	(0.03)	(0.12)	(0.03)
Total dividends and distributions to shareholders	(0.42)	(0.56)	(0.25)	(0.24)	(0.03)
Net asset value, end of period	$25.66	$25.38	$24.74	$25.12	$25.31
Total investment return/(loss)(3)	2.80%	4.98%	(0.50)%	0.19%	1.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,323	$29,546	$30,405	$26,017	$21,927
Ratio of expenses to average net assets with waivers, if any(4)	0.74%	0.74%	0.71%	0.77%	0.85%
Ratio of expenses to average net assets without waivers(4)	0.74%	0.74%	0.71%	0.77%	0.85%
Ratio of net investment income/(loss) to average net assets(4)	1.69%	2.39%	0.93%	0.70%	0.21%
Portfolio turnover rate	46%	19%	2%	11%	40%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

August 31, 2020

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio’s investment objective is to seek long-term capital appreciation. Matson Money Fixed Income VI Portfolio’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Portfolios are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Portfolios is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

INVESTMENT COMPANY SECURITIES — The Portfolios pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Portfolio invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Portfolio will incur higher expenses, many of which may be duplicative. Furthermore, because the Portfolios invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Portfolio’s assets among the ETFs and underlying funds. Accordingly, the Portfolios’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Portfolios allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Portfolios invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2020

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$24,838,557	$20,087,297	$—	$—	$4,751,260
Short-Term Investments	217,777	217,777	—	—	—
Total Investments**	$25,056,334	$20,305,074	$—	$—	$4,751,260

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$18,408,500	$14,282,154	$—	$—	$4,126,346
Short-Term Investments	154,807	154,807	—	—	—
Total Investments**	$18,563,307	$14,436,961	$—	$—	$4,126,346

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2020

MATSON MONEY FIXED INCOME VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$26,929,562	$23,653,429	$—	$—	$3,276,133
Short-Term Investments	426,641	426,641	—	—	—
Total Investments**	$27,356,203	$24,080,070	$—	$—	$3,276,133

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Portfolio had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Portfolios had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Portfolios record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Portfolio’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average

24

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2020

net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Portfolio’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Portfolio, and you could lose money.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Portfolios invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Portfolios’ investments, impair the Portfolios’ ability to satisfy redemption requests, and negatively impact the Portfolios’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, the Portfolios expect the risk of material loss for such claims to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Portfolio. Each Portfolio compensates the Adviser for its services at an annual rate based on each Portfolio’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $5 billion	0.49
Over $5 billion	0.47

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Portfolio operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Portfolio’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause total annual Portfolio operating

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2020

expenses to exceed the Expense Caps: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after February 28, 2021.

PORTFOLIO	EXPENSE CAPS
Matson Money U.S. Equity VI Portfolio	1.13%
Matson Money International Equity VI Portfolio	1.35
Matson Money Fixed Income VI Portfolio	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

PORTFOLIO	ADVISORY FEES
Matson Money U.S. Equity VI Portfolio	$124,215
Matson Money International Equity VI Portfolio	92,082
Matson Money Fixed Income VI Portfolio	143,655

Effective September 1, 2019, if at any time a Portfolio’s total annual Portfolio operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Portfolio of the advisory fees forgone and other payments remitted by the Adviser to the Portfolio within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Portfolio to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement. As of the end of the reporting period, the Portfolios had no amounts available for recoupment.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services serves as administrator for the Portfolios. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Portfolios’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Portfolios’ distributor.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Portfolios or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

August 31, 2020

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	PURCHASES	SALES
Matson Money U.S. Equity VI Portfolio	$4,893,036	$4,350,114
Matson Money International Equity VI Portfolio	5,349,204	4,783,016
Matson Money Fixed Income VI Portfolio	12,915,766	15,471,916

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Portfolio were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Matson Money U.S. Equity VI Portfolio	$26,196,546	$1,702,924	$(2,843,136)	$(1,140,212)
Matson Money International Equity VI Portfolio	20,816,240	537,482	(2,790,415)	(2,252,933)
Matson Money Fixed Income VI Portfolio	26,715,959	725,803	(85,559)	640,244

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2020, there were no permanent differences between distributable earning/(loss) and paid-in capital, respectively.

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forward	Net Unrealized Appreciation/ (Depreciation)
Matson Money U.S. Equity VI Portfolio	$33,184	$792,952	$—	$(1,140,212)
Matson Money International Equity VI Portfolio	20,767	136,501	—	(2,252,933)
Matson Money Fixed Income VI Portfolio	120,028	—	(30,726)	640,244

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (concluded)

August 31, 2020

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The Portfolios are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Matson Money Fixed Income VI Portfolio had $30,726 in capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

		ORDINARY INCOME	LONG-TERM GAINS	TOTAL
Matson Money U.S. Equity VI Portfolio	2020	$221,900	$1,274,710	$1,496,610
	2019	212,548	1,279,932	1,492,480
Matson Money International Equity VI Portfolio	2020	428,978	463,929	892,907
	2019	279,032	304,644	583,676
Matson Money Fixed Income VI Portfolio	2020	496,143	—	496,143
	2019	649,922	5,379	655,301

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

6.	New Accounting Pronouncements AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Portfolios’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (the “Funds”), three separately managed portfolios of The RBB Fund, Inc., as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 27, 2020

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

29

MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 were as follows:

	Ordinary Income	Long-Term Gains	Total
Matson Money U.S. Equity VI Portfolio	$221,900	$1,274,710	$1,496,610
Matson Money International Equity VI Portfolio	428,978	463,929	892,907
Matson Money Fixed Income VI Portfolio	496,143	—	496,143

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Matson Money U.S. Equity VI Portfolio and 96.85% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Matson Money U.S. Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 44.84% for the Matson Money Fixed Income VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $39,759 and earned $491,607 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

30

MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Matson Money VI Portfolios Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (for this section only, each a “Portfolio” and collectively the “Portfolios”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Matson Money with respect to the Portfolios, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Portfolios; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolios; (viii) the extent to which economies of scale are relevant to the Portfolios; (ix) a report prepared by Broadridge/Lipper comparing each Portfolio’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Portfolio to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Portfolio to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Portfolios and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Portfolios and Matson Money. Information on the Portfolios’ investment performance was provided for the since inception and for one, three- and five-year periods, as applicable, and for the quarter ended March 31, 2020. The Directors considered the Portfolios’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and Lipper Groups was acceptable.

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MATSON MONEY VI PORTFOLIOS

Other Information (Concluded)

(Unaudited)

In reaching this conclusion, the Directors noted the Matson Money U.S. Equity VI Portfolio had underperformed its benchmark for the year-to-date and one-, three-, five-, and since inception periods ended March 31, 2020. The Directors also noted that the Matson Money U.S. Equity VI Portfolio ranked in the 5th quintile in its Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2019.

The Directors also considered that the Matson Money International Equity VI Portfolio had underperformed its benchmark for the year-to-date and one-, three-, five-, and since inception periods ended March 31, 2020. The Directors also noted that the Matson Money International Equity VI Portfolio ranked in the 1st quintile in its Performance Group for the four-year period ended December 31, 2019.

Finally, the Directors noted the Matson Money Fixed Income VI Portfolio had underperformed its benchmark for the year-to-date and one-, three-, five-, and since inception periods ended March 31, 2020. The Directors also noted that the Matson Money Fixed Income VI Portfolio ranked in the 2nd quintile in its Performance Group for the two-year period ended December 31, 2019.

The Board also considered the advisory fee rates payable by the Portfolios under the Investment Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee of the Matson Money U.S. Equity VI Portfolio ranked in the 2nd quintile of the Portfolio’s Lipper Expense Group, and that the total expenses of the Portfolio ranked in the 5th quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Matson Money International Equity VI Portfolio ranked in the 2nd quintile of the Portfolio’s Lipper Expense Group, and that the total expenses of the Portfolio ranked in the 5th quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Matson Money Fixed Income VI Portfolio ranked in the 2nd quintile of the Portfolio’s Lipper Expense Group, and that the total expenses of the Portfolio ranked in the 4th quintile of its Lipper Expense Group.

In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through at least February 28, 2021 to limit total annual operating expenses to agreed upon levels for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio.

After reviewing the information regarding the Portfolios’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one year period ending August 16, 2021.

32

MATSON MONEY VI PORTFOLIOS

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the Investment Company Act of 1940. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Matson Money Fixed Income VI Portfolio, Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio (each a “Portfolio” and together, the “Portfolios”). The Programs seek to assess, manage and review each Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interest in the Portfolio.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Risk Committee, whose process of monitoring and determining the liquidity of each Portfolio’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Liquidity Risk Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from December 1, 2018 to December 31, 2019 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Portfolio. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Portfolio’s strategy remained appropriate for an open-end mutual fund; (ii) that each Portfolio held primarily highly liquid assets (investments that the Portfolio anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) that none of the Portfolios required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Portfolios had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (v) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Portfolio’s Liquidity Risk functioned appropriately during the Period; and (vi) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Portfolio’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolios’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

33

MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

34

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

35

MATSON MONEY VI PORTFOLIOS

Company Management (CONTINUED)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

36

MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

37

MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

38

MATSON MONEY VI PORTFOLIOS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

39

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Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

MMFI-AR20

ANNUAL
report 2020

MFAM Funds
Series of The RBB Fund, Inc.

8/31/20

MFAM Global Opportunities Fund
MFAM Mid-Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-863-8803.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-863-8803 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

MFAM Global Opportunities Fund (FOOLX)

MFAM Mid-Cap Growth Fund (TMFGX)

Letter to Shareholders	1
Portfolio Characteristics	5
Fund Expense Examples	10
Schedules of Investments	12
Financial Statements	19
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	42
Shareholder Tax Information	43
Notice to Shareholders	44
Directors and Officers	49

MFAM FUNDS

Letter to Shareholders

AUGUST 31, 2020 (Unaudited)

Bryan Hinmon Chief Investment Officer, MFAM Funds

“The real voyage of discovery consists not of seeking new landscapes but in having new eyes.”

— Marcel Proust

Dear Fellow Shareholder,

There is no more appropriate place to start than wishing you and your family safety and peace in these unprecedented times. A global pandemic, ongoing social injustice, widespread shutdowns, and natural disasters are interacting to make life really, really hard. At times over the past few months, it has felt as if every aspect of the human condition is under assault simultaneously.

If there is any silver lining, it may be that everyone shares in these challenges. Sure, misery loves company. But when put in challenging situations, we find a way to unite and carry on, mustering the strength and energy to lead the world toward progress. As we execute our investing strategy on your behalf, we hope to contribute, in some small way, toward making the small corner of your life we touch easier.

MARKET COMMENTARY AND RESULTS

The stock market appreciated at a strong clip through the first five and a half months of the fiscal year (ended Aug. 31, 2020). Recent relative performance trends in market capitalization and style factors held during the fiscal year. Entering late February, large-cap U.S. stocks were up more than 16%, ahead of mid-cap U.S. stocks and small-cap US stocks, up 12% and 11%, respectively. But as the spread of COVID-19 in the U.S. worsened and government-imposed economic restrictions took hold, stocks went into freefall. By the third week of March, large-cap U.S. stocks were down 22%, mid-cap U.S. stocks 35%, and small-cap U.S. stocks 34%.1 The declines were dramatic and swift, with daily volatility reflecting the reality of economic stress and diminished business solvency around the world.

The staggering fall brought nearly every equity investing style to its knees. In what felt like the blink of an eye, growth stocks went from being up over 20% to down more than 17%. Value stocks went from up 12% to down more than 30%. The story was the same for minimum volatility, high dividend yield, and momentum factors.2

Investors seeking safety outside the U.S. found none. Foreign stocks went from up 11% to down 26%. Latin American stocks were hit particularly hard, as their 6% gain turned into a 48% loss. 3

In short, all stock categories were off to a great first half of the fiscal year, only to fall 40 to 50 percentage points in most cases. Volatility like this is a feature, not a bug, of markets. Prices reflect a discounting of the future, and the future was heading rapidly in a new and uncharted direction.

Then things began to turn. Unprecedented fiscal and monetary response showed an understanding of the gravity of the economic toll of the crisis. Pharmaceutical and biotechnology companies demonstrated incredible effort to research therapeutics and vaccines. Companies with white-collar workforces began to adapt and figure out how to work from home. Eventually, data on company-specific operations began to show the magnitude of weakness -- and even occasional pockets of strength. Still deep in COVID-19 case growth, a rising death toll, and massive unemployment, the faint outline of life beyond the pandemic began to take shape. Markets quickly moved past the challenged present and looked ahead, discounting for a more normal future.

By the end of August, most categories of stocks had returned to positive trailing-12-month returns, but the gains were not evenly spread out. Large-cap U.S. stocks gained nearly 22% for the fiscal year, while mid-cap U.S. stocks gained 4% and small-cap U.S. stocks lost less than 1%. Growth stocks outperformed value stocks during the fiscal year by a shocking margin: 44% to 1%.

1	Large-cap U.S. stocks are represented by the iShares Core S&P 500 ETF, mid-cap U.S. stocks by the iShares Core S&P Mid-Cap ETF, and small-cap U.S. stocks by the iShares Core S&P Small-Cap ETF.

2

Growth stocks are represented by the iShares Russell 1000 Growth ETF, value stocks by the iShares Russell 1000 Value ETF, minimum-volatility by the iShares USA Min Vol Factor ETF, high-dividend-yield stocks by the iShares Core High Dividend ETF, and momentum stocks by the iShares MSCI USA Momentum Factor ETF.

3	Foreign stocks are represented by the iShares Core MSCI Total International ETF, and Latin American stocks by the iShares Latin America 40 ETF.

1

MFAM FUNDS

Letter to Shareholders (continued)

AUGUST 31, 2020 (Unaudited)

Momentum returned greater than 28%, while minimum-volatility stocks advanced 4% and high-dividend stocks were down 5%. Foreign stocks finished the fiscal year with an 8% gain, led by Chinese stocks, which advanced by nearly 36%.4 Latin American stocks had a weak recovery and finished the fiscal year still down over 25%.

Amidst the whipsaw, our investing results were admirable. For the fiscal year, the MFAM Global Opportunities Fund returned 25.49%, versus 15.94% for its benchmark. The MFAM Mid-Cap Growth Fund returned 28.56%, versus its benchmark’s 23.56%.5

The MFAM Global Opportunities Fund’s returns were driven by strong individual stock selection, a modest overweight to large-cap stocks relative to its benchmark, a near doubling of the benchmark’s exposure to emerging Asia-Pacific markets, and a dramatic underweight to developed European markets. As you know, we aren’t macro-driven investors. Rather, we sift through companies one by one for potential investments, compare them to alternatives across the globe, and build a cohesive portfolio of special businesses. This bottom-up methodology resulted in the mentioned positioning. Our focus on businesses with a strong future, what we call trajectory, leads us to invest in businesses that we believe can grow and press their advantages and unique business models. Many of these businesses are classified as growth stocks, which, as noted, performed exceptionally well during the fiscal year.

The MFAM Mid-Cap Growth Fund’s returns were driven predominantly by stock selection. This benefit was enough to overcome a nontrivial underweighting of the information technology sector, which was the best-performing and largest sector by far in the fund’s benchmark index, as well as skewing smaller than its benchmark in the size factor. With only 30 or so holdings in the fund, stock selection is by design likely to be a main driver of its returns during most periods. Our approach to investing -- building focused portfolios of quality growth businesses -- casts aside most potential investments and saves capital commitments for businesses we believe have the financial strength and structural demand characteristics to sail through unexpected macro events and compound for high rates of return for years.

NEW EYES

The introductory quote from Marcel Proust has many interpretations. From an investing perspective, the purest landscape we know is that businesses are worth the present value of their future cash flows. An investor who understands that truth, purchases those cash flows reasonably, and sticks around to capture the spoils can earn a high rate of return. Investing may seem simple in that respect. However, the pursuit of great returns is popular and the investing landscape well understood. Investors must adapt -- a situation that often invokes Goodhart’s Law.

Charles Goodhart was a British economist and academic, and his law simplifies to this: Once a measure becomes a target, it ceases to become a good measure. For example, during the British rule of India, in an attempt to eliminate the population of venomous snakes, citizens were rewarded for handing in dead cobras. You may not be surprised to know that, soon, many in India were breeding cobras. Goodhart’s Law teaches us that good, sensible programs only last so long before they become adulterated and don’t work.

We see examples of Goodhart’s Law all the time in the investing world. For investors looking to earn strong returns for a long time, they need curious eyes to see the landscape just a bit differently -- in a way that isn’t perhaps widely appreciated. We must evolve before unintended consequences bite us.

In the days of Ben Graham, a famous professor widely regarded as the father of value investing, this pursuit of a new view of the investing landscape simply meant hunting for information about asset values in relation to price. Acquiring updated data often offered investors a fresh perspective and a view that others failed to appreciate. As information became more ubiquitous, that advantage fell away. New eyes, however, could see that informational advantages still existed in the small-cap landscape, where traditional stock coverage was sparse. Enterprising analysts could build relationships with small management teams, form unique insights, and invest accordingly. Regulations soon made uneven information flow illegal, and new eyes were again necessary to outperform.

4	Chinese stocks are represented by the iShares MSCI China ETF.

5

Returns are for the investor share class, net of fees and expenses. The benchmark of the MFAM global Opportunities Fund is the FTSE Global All Cap Net Tax Index. The benchmark of the MFAM Mid Cap Growth Fund is the Russell Midcap Growth Index.

2

MFAM FUNDS

Letter to Shareholders (continued)

AUGUST 31, 2020 (Unaudited)

Several years ago, our team realized that business models had changed, such that more and more companies were investing through their income statement to amass technical and creative talent, build platforms, and rapidly acquire massive customer bases. This approach had the effect of depressing profitability in exchange for sales growth and deeper relationships with customers in the future. Companies that adopted this model appeared to be statistically expensive and value destructive, while in reality they were often underappreciated, high-quality investments with fantastic supernormal growth potential.

This observation represented our new eyes several years ago, but today, it seems to be entirely appreciated. The current landscape seems to be favorable for any company that is growing. The return dispersion of the Russell 1000 growth and value indexes during the fiscal year tells the story clearly: Growth returned 44% and value returned 1%.

There seems to be little distinction between companies that are telling a story about growth and those that are truly creating value. It can be difficult to discern the companies that will have robust medium- and long-term cash flows and those that can outdo their lofty embedded expectations. We can’t help seeing cobra breeders starting to pop up in the initial-offering market and special-purpose acquisition companies. New eyes today require a parsing of the growing company landscape. In our view, the critical analysis resides in two areas: defensible barriers to entry and fanatical customers. These are the areas we will be focusing on with new eyes to avoid being caught on the wrong side of Goodhart’s Law.

Thank you for your continued trust.

Onward,

Bryan Hinmon
Chief Investment Officer, MFAM Funds

3

MFAM FUNDS

Letter to Shareholders (Concluded)

AUGUST 31, 2020 (Unaudited)

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Securities in a Fund may not match those in an index and performance of the Fund will be different. You cannot invest directly into an index.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

New to investing? Reading your first mutual fund annual report?

Welcome! Here are some important things you need to know. Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on the stocks of high quality businesses. Even the best businesses in the world fall in price — and sometimes a lot. Over the longer term, stock prices usually reflect business values, but the relationship is much more tenuous in the short term.

We also construct focused portfolios. This means we’re likely to own far fewer securities than are in the “market” or our benchmark. This could result in higher volatility or performance that is worse from the market and benchmark. To be fair, it could also result in lower volatility and performance that is better.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 5 and 8 of this report. Additional risk information is provided in section 2 of the Notes to Financial Statements.

4

MFAM Global Opportunities Fund

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended AUGUST 31, 2020
	One Year	Five Years	TEN YEARS	Since Inception	Inception Date
Investor Shares*	25.49%	14.96%	13.25%	13.90%	6/16/2009
Institutional Shares*	25.64%	15.13%	N/A	12.02%	6/17/2014
FTSE Global All Cap Net Tax Index**	15.94%	10.26%	10.24%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.11% and Net 1.10%; Institutional Shares: Gross 0.99% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 10.82% from the inception date of the Investor Shares and 7.47% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2019 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The MFAM Global Opportunities Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,900 securities from 49 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

5

MFAM Global Opportunities Fund
Portfolio Characteristics (Continued)
(Unaudited)

The investment objective of the MFAM Global Opportunities Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2020. Portfolio holdings are subject to change without notice.

Top Ten Holdings	% OF NET Assets
Amazon.com, Inc.	7.5%
SoftBank Group Corp.	5.7
Mastercard, Inc., Class A	5.6
MercadoLibre, Inc.	5.2
Atlassian Corp., PLC, Class A	4.4
Medtronic PLC	4.0
Watsco, Inc.	4.0
PayPal Holdings, Inc.	3.3
Alibaba Group Holding Ltd., SP ADR	3.1
Everbridge, Inc.	3.1
45.9%

6

MFAM Global Opportunities Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The MFAM Global Opportunities Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	28.8%
Consumer Discretionary	21.8
Communication Services	15.3
Industrials	10.8
Real Estate	7.9
Health Care	6.6
Financials	5.3
Consumer Staples	2.4
98.9%

Top ten Countries	% OF Net Assets
United States*	56.1%
China	7.6
Japan	6.3
Argentina	5.2
Australia	4.4
Ireland	4.0
Taiwan	2.7
Indonesia	2.2
South Korea	1.9
India	1.9
92.3%

*	As of the date of this report, the Fund had a holding of 1.2% in the U.S. Bank Money Market Deposit Account.

7

MFAM Mid-Cap Growth Fund

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended AUGUST 31, 2020
	One Year	Five Years	Since Inception	Inception Date
Investor Shares*	28.56%	13.22%	13.78%	11/1/2010
Institutional Shares*	28.77%	13.43%	11.55%	6/17/2014
Russell Midcap® Growth Index**	23.56%	14.94%	—(1)	—
Fund Expense Ratios(2): Investor Shares: Gross 1.12% and Net 1.10%; Institutional Shares: Gross 0.98% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mfamfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	The index returned 14.54% from the inception date of the Investor Shares and 12.95% from the inception date of the Institutional Shares.

(2)

The expense ratios of the Fund are set forth according to the December 31, 2019 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The MFAM Mid-Cap Growth Fund operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The investment objective of the MFAM Mid-Cap Growth Fund is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of the Adviser, high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

8

MFAM Mid-Cap Growth Fund
Portfolio Characteristics (Concluded)
(Unaudited)

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the MFAM Mid-Cap Growth Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts.

The following tables show the top ten holdings, and sector allocations in which the Fund was invested in as of August 31, 2020. Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
Splunk, Inc.	6.9%
Watsco, Inc.	5.5
Teladoc, Inc.	5.2
Cooper Companies, Inc. (The)	4.9
SBA Communications Corp.	4.7
Church & Dwight Co., Inc.	4.7
Everbridge, Inc.	4.6
XPO Logistics, Inc.	4.6
ResMed, Inc.	4.3
Tyler Technologies, Inc.	4.0
49.4%

The MFAM Mid-Cap Growth Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	29.5%
Health Care	20.1
Industrials	17.0
Consumer Discretionary	11.1
Real Estate	9.5
Consumer Staples	6.6
Financials	4.7
98.5%

9

mfam Funds

Fund Expense Examples

AUGUST 31, 2020 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you to understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 to August 31, 2020, and held for the entire period.

Actual Expenses

The first section of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
MFAM Global Opportunities Fund
Actual
Investor Shares	$ 1,000.00	$ 1,239.40	$5.85	1.04%	23.94%
Institutional Shares	1,000.00	1,240.00	5.35	0.95	24.00
Hypothetical (5% return before expenses)
Investor Shares	$ 1,000.00	$ 1,019.91	$5.28	1.04%	N/A
Institutional Shares	1,000.00	1,020.36	4.82	0.95	N/A

10

mfam Funds
Fund Expense Examples (Concluded)
AUGUST 31, 2020 (Unaudited)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Funds
MFAM Mid-Cap Growth Fund
Actual
Investor Shares	$ 1,000.00	$ 1,190.20	$5.84	1.06%	19.02%
Institutional Shares	1,000.00	1,191.10	5.23	0.95	19.11
Hypothetical (5% return before expenses)
Investor Shares	$ 1,000.00	$ 1,019.81	$5.38	1.06%	N/A
Institutional Shares	1,000.00	1,020.36	4.82	0.95	N/A

(1)

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. Each Fund’s ending account value in the first section of the tables are based on the actual six-month total investment return for the Fund.

(2)	These ratios reflect expenses waived by the Funds’ investment adviser. Without these waivers, the Funds’ expenses would have been higher and the ending account values would have been lower.

11

MFAM Global Opportunities Fund
Schedule of Investments
AUGUST 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks — 98.9%
Aerospace & Defense — 2.3%
Axon Enterprise, Inc. (United States)(a)*	150,000	$12,852,000
Banks — 2.7%
Bank of Georgia Group PLC (Georgia)	293,132	3,636,432
Credicorp Ltd. (Peru)(a)	5,000	652,400
HDFC Bank., Ltd., ADR (India)	210,700	10,450,720
		14,739,552
Capital Markets — 1.2%
Brookfield Asset Management, Inc., Class A (Canada)	150,000	5,061,000
Georgia Capital PLC (Georgia)*	310,817	1,609,517
		6,670,517
Consumer Finance — 0.5%
Gentera SAB de CV (Mexico)	8,550,000	2,801,549
Diversified Financial Services — 0.8%
Banco Latinoamerico de Comercio Exterior SA, Class E (Panama)	379,029	4,616,573
Electronic Equipment, Instruments & Components — 2.9%
IPG Photonics Corp. (United States)*	72,000	11,644,560
Lagercrantz Group AB, Class B (Sweden)	29,296	611,799
NLight, Inc. (United States)*	155,000	3,620,800
		15,877,159
Entertainment — 1.8%
Vivendi SA (France)	345,000	9,822,011
Equity Real Estate Investment Trusts (REITs) — 6.9%
American Tower Corp. (United States)	45,000	11,211,750
Equinix, Inc. (United States)	20,000	15,795,600
SBA Communications Corp. (United States)	35,500	10,865,485
		37,872,835
Food & Staples Retailing — 1.5%
Costco Wholesale Corp. (United States)	23,000	7,996,180
Food Products — 0.9%
Nippon Indosari Corpindo Tbk PT (Indonesia)	63,110,600	5,135,524

See Notes to Financial Statements.

12

MFAM Global Opportunities Fund
Schedule of Investments (continued)
AUGUST 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Equipment & Supplies — 6.1%
Medtronic PLC (Ireland)	205,272	$22,060,582
ResMed, Inc. (United States)	64,000	11,569,920
		33,630,502
Health Care Providers & Services — 0.0%
NMC Health PLC (United Arab Emirates)(b)	485,482	97,346
Hotels, Restaurants & Leisure — 4.7%
Starbucks Corp. (United States)	195,000	16,471,650
Yum China Holdings, Inc. (China)	160,751	9,276,940
		25,748,590
Interactive Media & Services — 5.5%
Alphabet, Inc., Class C (United States)*	9,024	14,746,841
Tencent Holding Ltd. (China)	225,600	15,412,622
		30,159,463
Internet & Direct Marketing Retail — 15.9%
Alibaba Group Holding Ltd., SP ADR (China)*	60,000	17,221,800
Amazon.com, Inc. (United States)*	12,000	41,411,520
MercadoLibre, Inc. (Argentina)(a)*	24,387	28,498,404
		87,131,724
IT Services — 8.9%
Mastercard, Inc., Class A (United States)	86,000	30,804,340
PayPal Holdings, Inc. (United States)*	87,900	17,943,906
		48,748,246
Life Sciences Tools & Services — 0.5%
Horizon Discovery Group PLC (United Kingdom)*	2,128,373	2,782,522
Machinery — 0.5%
Fanuc Corp. (Japan)	16,000	2,806,919
Media — 2.1%
Comcast Corp., Class A (United States)	235,000	10,530,350
System1 Group PLC (United Kingdom)	645,000	1,120,869
		11,651,219

See Notes to Financial Statements.

13

MFAM Global Opportunities Fund
Schedule of Investments (continued)
AUGUST 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Multiline Retail — 1.2%
Mitra Adiperkasa Tbk PT (Indonesia)	146,430,000	$6,825,136
Real Estate Management & Development — 1.1%
Jones Lang LaSalle, Inc. (United States)	56,000	5,770,240
Semiconductors & Semiconductor Equipment — 2.7%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	183,900	14,574,075
Software — 14.4%
Atlassian Corp., PLC, Class A (Australia)*	126,000	24,161,760
Avalara, Inc. (United States)*	40,000	5,296,400
Douzone Bizon Co., Ltd. (South Korea)	124,798	10,585,231
Everbridge, Inc. (United States)(a)*	113,500	16,867,235
Paycom Software, Inc. (United States)*	37,000	11,080,020
Splunk, Inc. (United States)*	52,000	11,405,160
		79,395,806
Trading Companies & Distributors — 6.2%
Fastenal Co. (United States)	248,000	12,117,280
Watsco, Inc. (United States)(a)	90,000	22,049,100
		34,166,380
Transportation Infrastructure — 1.7%
International Container Terminal Services, Inc. (Philippines)	4,395,000	9,501,560
Wireless Telecommunication Services — 5.9%
Safaricom PLC (Kenya)	4,000,000	1,104,665
SoftBank Group Corp. (Japan)	510,000	31,546,709
		32,651,374
Total Common Stocks (Cost $277,087,803)		544,025,002

Investments Purchased with Proceeds from Securities Lending Collateral — 10.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%	56,190,859	56,190,859
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $56,190,859)		56,190,859

See Notes to Financial Statements.

14

MFAM Global Opportunities Fund
Schedule of Investments (concluded)
AUGUST 31, 2020

	Number of Shares	Value (Note 2)

Short-Term Investments — 1.2%
U.S. Bank Money Market Deposit Account, 0.05% (United States)(c)	6,495,797	$6,495,797
Total Short-Term Investments (Cost $6,495,797)		6,495,797

Total Investments (Cost $339,774,459) — 110.3%		606,711,658
Liabilities in Excess of Other Assets — (10.3)%		(56,752,909)
NET ASSETS — 100.0%
(Applicable to 18,294,026 shares outstanding)		$549,958,749

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $55,165,930.
(b)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2020, these securities amounted to $97,346 or 0.0% of net assets.

(c)	The rate shown is as of August 31, 2020.

See Notes to Financial Statements.

15

MFAM Mid-Cap Growth Fund
Schedule of Investments
AUGUST 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks — 98.5%
Aerospace & Defense — 2.6%
Axon Enterprise, Inc. (United States)(a)*	90,000	$7,711,200
Air Freight & Logistics — 4.6%
XPO Logistics, Inc. (United States)*	150,000	13,240,500
Auto Components — 6.8%
Gentex Corp. (United States)	300,000	8,115,000
LCI Industries (United States)	101,914	11,580,487
		19,695,487
Automobiles — 3.1%
Thor Industries, Inc. (United States)(a)	95,000	8,970,850
Banks — 0.9%
SVB Financial Group (United States)*	10,000	2,553,800
Electronic Equipment, Instruments & Components — 2.7%
IPG Photonics Corp. (United States)(a)*	49,500	8,005,635
Equity Real Estate Investment Trusts (REITs) — 6.9%
SBA Communications Corp. (United States)	45,000	13,773,150
STAG Industrial, Inc. (United States)	195,000	6,298,500
		20,071,650
Food Products — 1.9%
McCormick & Co., Inc. (United States)	27,000	5,567,400
Health Care Equipment & Supplies — 10.4%
Cooper Companies, Inc. (The) (United States)	45,400	14,272,852
ResMed, Inc. (United States)	68,500	12,383,430
Varian Medical Systems, Inc. (United States)*	20,000	3,473,400
		30,129,682
Health Care Providers & Services — 1.9%
HealthEquity, Inc. (United States)(a)*	95,000	5,460,600

See Notes to Financial Statements.

16

MFAM Mid-Cap Growth Fund
Schedule of Investments (continued)
AUGUST 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Technology — 7.8%
Cerner Corp. (United States)	105,000	$7,703,850
Teladoc, Inc. (United States)(a)*	70,000	15,098,300
		22,802,150
Household Products — 4.7%
Church & Dwight Co., Inc. (United States)	141,600	13,569,528
Insurance — 3.8%
Brown & Brown, Inc. (United States)	30,000	1,392,000
Markel Corp. (United States)*	8,900	9,672,787
		11,064,787
IT Services — 2.6%
Broadridge Financial Solutions, Inc. (United States)	55,000	7,557,000
Machinery — 1.0%
Proto Labs, Inc. (United States)(a)*	20,000	2,940,000
Real Estate Management & Development — 2.6%
Jones Lang LaSalle, Inc. (United States)	73,500	7,573,440
Software — 24.2%
Alarm.com Holdings, Inc. (United States)*	161,902	9,693,073
Avalara, Inc. (United States)*	10,000	1,324,100
Everbridge, Inc. (United States)(a)*	90,000	13,374,900
Paycom Software, Inc. (United States)*	22,400	6,707,904
Paylocity Holding Corp. (United States(a)*	49,241	7,250,737
Splunk, Inc. (United States)*	92,000	20,178,360
Tyler Technologies, Inc. (United States)*	34,000	11,740,540
		70,269,614
Specialty Retail — 1.3%
Tractor Supply Co. (United States)	24,800	3,690,984

See Notes to Financial Statements.

17

MFAM Mid-Cap Growth Fund
Schedule of Investments (concluded)
AUGUST 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Trading Companies & Distributors — 8.7%
Fastenal Co. (United States)(a)	193,500	$9,454,410
Watsco, Inc. (United States)	65,000	15,924,350
		25,378,760
Total Common Stocks (Cost $141,267,534)		286,253,067

Investments Purchased with Proceeds from Securities Lending Collateral — 15.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%	43,597,005	43,597,005
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $43,597,005)		43,597,005

Short-Term Investments — 1.7%
U.S. Bank Money Market Deposit Account, 0.05% (United States)(b)	4,880,903	4,880,903
Total Short-Term Investments (Cost $4,880,903)		4,880,903

Total Investments (Cost $189,745,442) — 115.2%		334,730,975
Liabilities in Excess of Other Assets — (15.2)%		(44,042,624)
NET ASSETS — 100.0%
(Applicable to 9,849,604 shares outstanding)		$290,688,351

*	Non-income producing security.
(a)	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $43,617,386.
(b)	The rate shown is as of August 31, 2020.

See Notes to Financial Statements.

18

MFAM Funds
STATEMENTS of Assets and Liabilities
AUGUST 31, 2020

	MFAM Global Opportunities Fund	MFAM Mid-Cap Growth Fund
ASSETS
Investments in securities of unaffiliated issuers, at value^ (cost $277,087,803 and $141,267,534, respectively)	$544,025,002	$286,253,067
Investments purchased with proceeds from securities lending collateral (cost $56,190,859 and $43,597,005, respectively)	56,190,859	43,597,005
Short-term investments, at value (cost $6,495,797 and $4,880,903, respectively)	6,495,797	4,880,903
Foreign currency, at value (cost $7,015 and $0, respectively)	7,045	—
Receivables for:
Shares of beneficial interest sold	448,818	154,944
Dividends and tax reclaims	308,142	119,576
Investments sold	43,261	—
Prepaid expenses and other assets	21,331	20,479
Total assets	607,540,255	335,025,974

LIABILITIES
Payables for:
Securities lending collateral (see Note 6)	56,190,859	43,597,005
Advisory fees	747,809	407,936
Shares of beneficial interest redeemed	282,486	108,561
Shareholder service fee	227,286	107,298
Other accrued expenses and liabilities	133,066	116,823
Total liabilities	57,581,506	44,337,623
Net assets	$549,958,749	$290,688,351

NET ASSETS CONSIST OF:
Par value	$18,294	$9,850
Paid-in-capital	252,103,534	122,926,779
Total distributable earnings/(losses)	297,836,921	167,751,722
Net assets	$549,958,749	$290,688,351

NET ASSET VALUE:
Investor Shares:
Net assets applicable to capital shares outstanding	$427,552,553	$251,200,070
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	14,237,295	8,523,902
Net asset value, offering and redemption price per share	$30.03	$29.47

Institutional Shares:
Net assets applicable to capital shares outstanding	$122,406,196	$39,488,281
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	4,056,731	1,325,702
Net asset value, offering and redemption price per share	$30.17	$29.79

^ Includes market value of securities on loan	$55,165,930	$43,617,386

The accompanying notes are an integral part of these financial statements.

19

MFAM Funds
Statements of Operations
for the year ended August 31, 2020

	MFAM Global Opportunities Fund	MFAM Mid-Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,748,572	$2,265,227
Less foreign taxes withheld	(291,123)	—
Securities lending income	131,291	120,948
Total investment income	4,588,740	2,386,175

EXPENSES
Advisory fees	4,145,422	2,268,364
Shareholder service fees - Investor Shares	312,341	187,244
Transfer agent fees and shareholder account services	181,962	91,351
Administration and accounting services fees	180,333	96,146
Legal fees	65,177	38,375
Custodian fees	59,857	6,278
Registration and filing fees	56,313	37,415
Officer fees	54,085	31,680
Director fees	51,943	29,565
Printing and shareholder reporting fees	37,193	24,282
Audit and tax service fees	13,595	22,301
Other expenses	34,947	26,421
Total expenses	5,193,168	2,859,422
Expense fees waived/reimbursed net of amount recaptured	4,260	36,629
Net expenses after waivers/reimbursements	5,197,428	2,896,051
Net investment income/(loss)	(608,688)	(509,876)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	31,678,437	30,695,234
Foreign currency transactions	(18,693)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	80,595,949	36,647,739
Foreign currency translation	15,543	—
Net realized and unrealized gain/(loss)	112,271,236	67,342,973
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$111,662,548	$66,833,097

The accompanying notes are an integral part of these financial statements.

20

MFAM Global Opportunities Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
OPERATIONS
Net investment income/(loss)	$(608,688)	$321,866
Net realized gain/(loss) from investments and foreign currency transactions	31,659,744	26,547,255
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and assets and liabilities denominated in foreign currencies	80,611,492	(9,131,395)
Net increase/(decrease) in net assets resulting from operations	111,662,548	17,737,726
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(17,111,692)	(25,506,618)
Institutional Shares	(4,191,966)	(5,479,614)
Total dividends and distributions to shareholders	(21,303,658)	(30,986,232)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	30,395,856	30,163,818
Proceeds from shares issued - fund reorganization (Note 8)	—	34,248,442
Reinvestment of dividends	16,712,957	24,943,644
Shares redeemed	(89,171,236)	(72,750,604)
Total from Investor Shares	(42,062,423)	16,605,300
Institutional Shares
Proceeds from shares sold	14,910,549	19,592,058
Reinvestment of dividends	4,089,548	5,390,526
Shares redeemed	(8,557,376)	(9,304,532)
Total from Institutional Shares	10,442,721	15,678,052
Net increase/(decrease) in net assets from capital share transactions	(31,619,702)	32,283,352
Total increase/(decrease) in net assets	58,739,188	19,034,846
NET ASSETS:
Beginning of period	$491,219,561	$472,184,715
End of period	$549,958,749	$491,219,561

The accompanying notes are an integral part of these financial statements.

21

MFAM Global Opportunities Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
SHARE TRANSACTIONS:
Investor Shares
Shares sold	1,207,150	1,263,891
Shares issued - fund reorganization (Note 8)	—	1,324,511
Shares reinvested	668,786	1,243,452
Shares redeemed	(3,587,571)	(3,061,321)
Net increase/(decrease) in shares	(1,711,635)	770,533

Institutional Shares
Shares sold	541,635	780,843
Shares reinvested	163,060	267,919
Shares redeemed	(345,173)	(392,999)
Net increase/(decrease) in shares	359,522	655,763

The accompanying notes are an integral part of these financial statements.

22

MFAM Mid-Cap Growth Fund
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
OPERATIONS
Net investment income/(loss)	$(509,876)	$(95,608)
Net realized gain/(loss) from investments and foreign currency transactions	30,695,234	10,362,234
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	36,647,739	(33,172,145)
Net increase/(decrease) in net assets resulting from operations	66,833,097	(22,905,519)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(13,623,726)	(12,316,953)
Institutional Shares	(1,699,890)	(1,326,095)
Total dividends and distributions to shareholders	(15,323,616)	(13,643,048)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	12,539,673	14,948,879
Reinvestment of dividends	13,304,640	12,059,665
Shares redeemed	(57,309,980)	(59,835,799)
Total from Investor Shares	(31,465,667)	(32,827,255)
Institutional Shares
Proceeds from shares sold	5,923,465	4,273,474
Reinvestment of dividends	1,671,146	1,319,604
Shares redeemed	(3,778,142)	(3,619,952)
Total from Institutional Shares	3,816,469	1,973,126
Net increase/(decrease) in net assets from capital share transactions	(27,649,198)	(30,854,129)
Total increase/(decrease) in net assets	23,860,283	(67,402,696)
NET ASSETS:
Beginning of period	$266,828,068	$334,230,764
End of period	$290,688,351	$266,828,068

The accompanying notes are an integral part of these financial statements.

23

MFAM Mid-Cap Growth Fund
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
SHARE TRANSACTIONS:
Investor Shares
Shares sold	493,166	618,514
Shares reinvested	535,829	591,450
Shares redeemed	(2,297,274)	(2,534,744)
Net increase/(decrease) in shares	(1,268,279)	(1,324,780)

Institutional Shares
Shares sold	219,115	171,612
Shares reinvested	66,632	64,246
Shares redeemed	(153,278)	(154,018)
Net increase/(decrease) in shares	132,469	81,840

The accompanying notes are an integral part of these financial statements.

24

MFAM Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,			FISCAL PERIOD ENDED AUGUST 31,		YEARS ENDED OCTOBER 31,
Investor Shares	2020	2019	2018	2017(1)(2)		2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.98	$25.91	$24.09	$20.36		$20.32	$21.00
Net investment income/(loss)(3)	(0.04)	0.01	(0.02)	0.03		0.04	0.05
Net realized and unrealized gain/(loss) from investments	6.19	0.79	4.94	4.30		0.01	(0.29)
Net increase/(decrease) in net assets resulting from operations	6.15	0.80	4.92	4.33		0.05	(0.24)
Dividends and distributions to shareholders from:
Net investment income	(0.01)	—	(0.05)	(0.04)		— *	(0.11)
Net realized capital gains	(1.09)	(1.73)	(3.05)	(0.56)		(0.01)	(0.33)
Total dividends and distributions to shareholders	(1.10)	(1.73)	(3.10)	(0.60)		(0.01)	(0.44)
Redemption and small-balance account fees	—	—	— *	—	*	— *	— *
Net asset value, end of period	$30.03	$24.98	$25.91	$24.09		$20.36	$20.32
Total investment return/(loss)(4)	25.49%	4.74%	22.32%	21.91	%(5)	0.25%	(1.13)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$427,553	$398,459	$393,197	$337,821		$353,118	$393,611
Ratio of expenses to average net assets	1.09%	1.10%	1.06%	1.15	%(6)	1.14%	1.15%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.08%	1.11%	1.06%	1.15	%(6)	1.14%	1.13%
Ratio of net investment income/(loss) to average net assets	(0.15)%	0.05%	(0.06)%	0.18	%(6)	0.20%	0.23%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.14)%	0.04%	(0.06)%	0.18	%(6)	0.20%	0.25%
Portfolio turnover rate	10%	11%	15%	38	%(5)	26%	21%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and the years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

25

MFAM Global Opportunities Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,			FISCAL PERIOD ENDED AUGUST 31,		YEARS ENDED OCTOBER 31,
Institutional Shares	2020	2019	2018	2017(1)(2)		2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.09	$25.97	$24.09	$20.40		$20.35	$21.01
Net investment income/(loss)(3)	— *	0.05	0.02	0.09		0.08	0.10
Net realized and unrealized gain/(loss) from investments	6.21	0.80	4.94	4.25		0.02	(0.31)
Net increase/(decrease) in net assets resulting from operations	6.21	0.85	4.96	4.34		0.10	(0.21)
Dividends and distributions to shareholders from:
Net investment income	(0.04)	—	(0.03)	(0.09)		(0.04)	(0.12)
Net realized capital gains	(1.09)	(1.73)	(3.05)	(0.56)		(0.01)	(0.33)
Total dividends and distributions to shareholders	(1.13)	(1.73)	(3.08)	(0.65)		(0.05)	(0.45)
Redemption and small-balance account fees	—	—	— *	—	*	— *	— *
Net asset value, end of period	$30.17	$25.09	$25.97	$24.09		$20.40	$20.35
Total investment return/(loss)(4)	25.64%	4.94%	22.48%	21.97	%(5)	(0.47)%	(0.97)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$122,406	$92,760	$78,987	$60,623		$7,243	$7,726
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95	%(6)	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.00%	0.99%	1.06%	1.17	%(6)	2.12%	2.14%
Ratio of net investment income/(loss) to average net assets	(0.01)%	0.19%	0.07%	0.48	%(6)	0.39%	0.46%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.06)%	0.15%	(0.04)%	0.26	%(6)	(0.78)%	0.73%
Portfolio turnover rate	10%	11%	15%	38	%(5)	26%	21%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Global Opportunities Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

26

MFAM Mid-Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,			FISCAL PERIOD ENDED AUGUST 31,		YEARS ENDED OCTOBER 31,
Investor Shares	2020	2019	2018	2017(1)(2)		2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.27	$27.32	$22.04	$18.29		$18.72	$18.59
Net investment income/ (loss)(3)	(0.05)	(0.01)	(0.06)	(0.05)		(0.05)	0.03
Net realized and unrealized gain/(loss) from investments	6.71	(1.88)	6.69	3.80		(0.35)	0.14
Net increase/(decrease) in net assets resulting from operations	6.66	(1.89)	6.63	3.75		(0.40)	0.17
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—		(0.03)	(0.04)
Net realized capital gains	(1.46)	(1.16)	(1.35)	—		—	—
Total dividends and distributions to shareholders	(1.46)	(1.16)	(1.35)	—		(0.03)	(0.04)
Redemption and small-balance account fees	—	—	— *	—	*	— *	— *
Net asset value, end of period	$29.47	$24.27	$27.32	$22.04		$18.29	$18.72
Total investment return/(loss)(4)	28.56%	(6.13)%	30.88%	20.50	%(5)	(2.15)%	0.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$251,200	$237,623	$303,669	$210,404		$205,149	$238,482
Ratio of expenses to average net assets	1.10%	1.10%	1.12%	1.15	%(6)	1.15%	1.15%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.08%	1.12%	1.06%	1.16	%(6)	1.17%	1.16%
Ratio of net investment income/(loss) to average net assets	(0.21)%	(0.05)%	(0.22)%	(0.30	)%(6)	(0.29)%	0.17%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.19)%	(0.07)%	(0.16)%	(0.31	)%(6)	(0.31)%	0.17%
Portfolio turnover rate	14%	4%	19%	24	%(5)	21%	30%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. For the year ended August 31, 2018, the fiscal period ended August 31, 2017 and years ended October 31, 2016 and October 31, 2015, redemption and small-balance account fees received had no effect on the Fund’s Investor Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

27

MFAM Mid-Cap Growth Fund
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,			FISCAL PERIOD ENDED AUGUST 31,		YEARS ENDED OCTOBER 31,
Institutional Shares	2020	2019	2018	2017(1)(2)		2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$24.48	$27.50	$22.14	$18.34		$18.75	$18.61
Net investment income/(loss)(3)	(0.02)	0.02	(0.01)	(0.03)		(0.02)	0.07
Net realized and unrealized gain/(loss) from investments	6.79	(1.88)	6.72	3.83		(0.33)	0.13
Net increase/(decrease) in net assets resulting from operations	6.77	(1.86)	6.71	3.80		(0.35)	0.20
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—		(0.06)	(0.06)
Net realized capital gains	(1.46)	(1.16)	(1.35)	—		—	—
Total dividends and distributions to shareholders	(1.46)	(1.16)	(1.35)	—		(0.06)	(0.06)
Redemption and small-balance account fees	—	—	— *	—	*	— *	— *
Net asset value, end of period	$29.79	$24.48	$27.50	$22.14		$18.34	$18.75
Total investment return/(loss)(4)	28.77%	(5.97)%	31.10%	20.72	%(5)	(1.89)%	1.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$39,488	$29,205	$30,562	$20,365		$5,502	$7,010
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95	%(6)	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.00%	0.98%	1.17%	1.47	%(6)	2.40%	2.45%
Ratio of net investment income/(loss) to average net assets	(0.06)%	0.10%	(0.05)%	(0.15	)%(6)	(0.08)%	0.35%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.11)%	0.07%	(0.26)%	(0.67	)%(6)	(1.53)%	(1.15)%
Portfolio turnover rate	14%	4%	19%	24	%(5)	21%	30%

*	Amount represents less than $0.005 per share.
(1)	The Fund changed its fiscal year end to August 31 during the period.
(2)

Effective as of December 21, 2016, the Fund acquired all the assets and liabilities of the Motley Fool Small-Mid Cap Growth Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performances of the Predecessor Fund.

(3)	Per share data calculated using average shares outstanding method.
(4)

Total investment return/(loss) reflects the rate an investor would have earned on an investment in the Fund during the period. Redemption and small-balance account fees received had no effect on the Fund’s Institutional Shares total investment return.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

28

MFAM FUNDS

Notes to Financial Statements

AUGUST 31, 2020

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the MFAM Global Opportunities Fund (“Global Opportunities Fund”) and MFAM Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) (each a “Fund” and together the “Funds”), which became series of RBB at the close of business on December 21, 2016. As of February 29, 2020, the Global Opportunities Fund and Mid-Cap Growth Fund each offer two classes of shares, Investor and Institutional.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Prior to December 21, 2016, the Funds were diversified series (the “Predecessor Funds”) of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. Each of the Predecessor Funds was reorganized into a corresponding Fund on December 21, 2016 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of each Predecessor Fund was assumed by its corresponding Fund. Performance and accounting information prior to December 21, 2016 included herein is that of the relevant Predecessor Fund.

The investment objective of each Fund is to achieve long-term capital appreciation. The Global Opportunities Fund pursues its objective by investing primarily in common stocks of United States companies and of companies that are organized under the laws of other countries around the world. The Mid-Cap Growth Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility

29

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that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai). That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

GLOBAL OPPORTUNITIES FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$544,025,002	$450,465,055	$93,462,601	$97,346	$—
Investments Purchased with Proceeds From Securities Lending Collateral	56,190,859	—	—	—	56,190,859
Short-Term Investments	6,495,797	6,495,797	—	—	—
Total Investments*	$606,711,658	$456,960,852	$93,462,601	$97,346	$56,190,859

30

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MID-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$286,253,067	$286,253,067	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	43,597,005	—	—	—	43,597,005
Short-Term Investments	4,880,903	4,880,903	—	—	—
Total Investments*	$334,730,975	$291,133,970	$—	$—	$43,597,005

*	Please refer to the Schedule of Investments for further details.
^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

The Funds did not have any significant Level 3 transfers during the current fiscal period.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the

31

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Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

32

MFAM FUNDS

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2. INVESTMENT POLICIES AND PRACTICES

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Funds’ primary focus is the common stocks of companies that the Adviser believes are both high-quality and available at a reasonable price.

FOREIGN SECURITIES — The Global Opportunities Fund and the Mid-Cap Growth Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in Ruritania Telecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

33

MFAM FUNDS

Notes to Financial Statements (continued)

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TYPES OF FIXED-INCOME SECURITIES — A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

PARTICIPATORY NOTES — A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

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REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the current fiscal period, the Global Opportunities Fund and Mid-Cap Growth Fund invested in REITs.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT ADVISER AND OTHER SERVICES

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (“MFAM” or the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Funds. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of each Fund’s share classes to the extent that total annual Fund operating expenses of the Investor and Institutional Shares of each Fund (as applicable) (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the

35

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Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2020.

		EXPENSE CAPS
FUND	ADVISORY FEE	INVESTOR SHARES	INSTITUTIONAL SHARES
Global Opportunities Fund	0.85%	1.15%	0.95%
Mid-Cap Growth Fund	0.85%	1.15%	0.95%

During the current fiscal period, investment advisory fees accrued and waived were as follows:

FUND	GROSS ADVISORY FEES	RECOUPMENT/ WAIVERS	NET ADVISORY FEES
Global Opportunities Fund	$4,145,422	$4,260	$4,149,682
Mid-Cap Growth Fund	2,268,364	36,629	2,304,993

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. The Global Opportunities Fund Investor Class had expense fees recouped in the amount of $53,407. The Global Opportunities Fund Institutional Class had expense fees waived in the amount of $49,147. The Mid-Cap Growth Fund Investor Class had expense fees recouped in the amount of $52,798. The Mid-Cap Growth Fund Institutional Class had expense fees waived in the amount of $16,169. Previously waived fees subject to future recovery by the Adviser are as follows:

	EXPIRATION
FUND	AUGUST 31, 2021	AUGUST 31, 2022	AUGUST 31, 2023	TOTAL
Global Opportunities Fund - Investor Class	$—	$—	$—	$—
Global Opportunities Fund - Institutional Class	80,089	32,294	49,147	161,530
Mid-Cap Growth Fund - Investor Class	—	—	—	—
Mid-Cap Growth Fund - Institutional Class	56,058	8,934	16,169	81,161

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

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MFAM FUNDS

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Foreside Funds Distributors, LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. An employee of Vigilant Compliance, LLC serves as the Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensate this individual or Vigilant Compliance, LLC for services provided to Motley Fool Asset Management. For Director and Officer compensation amounts, please refer to the Statements of Operations.

SHAREHOLDER SERVICING FEE — Effective February 1, 2019, the Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser provides, or arranges for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Funds may pay servicing fees up to an annual rate of 0.20% of the average daily net assets of the Investor Shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. During the current fiscal period, the Funds incurred shareholder servicing fees as follows:

FUND	SHAREHOLDER SERVICING FEES
Global Opportunities Fund – Investor Shares	$312,341
Mid-Cap Growth Fund – Investor Shares	187,244

REDEMPTION FEE — Prior to January 1, 2018, the Funds imposed a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 90 days. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Effective January 1, 2018, the Funds have eliminated their redemption fees. Please see the Funds’ prospectus for more information.

SMALL-BALANCE ACCOUNT FEE — The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including MFAM Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

37

MFAM FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2020

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$46,204,230	$94,422,262
Mid-Cap Growth Fund	37,105,057	79,151,469

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

5. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$339,932,322	$292,186,100	$(25,400,128)	$266,785,972
Mid-Cap Growth Fund	189,745,442	145,851,465	(865,932)	144,985,533

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020 were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
Global Opportunities Fund	$(1)	$1
Mid-Cap Growth Fund	599,515	(599,515)

38

MFAM FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2020

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	UNREALIZED APPRECIATION/ (DEPRECIATION)	TOTAL
Global Opportunities Fund	$254,531	$30,796,418	$—	$—	$266,785,972	$297,836,921
Mid-Cap Growth Fund	—	23,173,445	—	(407,256)	144,985,533	167,751,722

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

FUND	TAX YEAR	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Global Opportunities Fund	2020	$290,198	$21,013,460	$21,303,658
Global Opportunities Fund	2019	—	30,986,233	30,986,233
Mid-Cap Growth Fund	2020	—	15,323,616	15,323,616
Mid-Cap Growth Fund	2019	—	13,643,048	13,643,048

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. The Mid-Cap Growth Fund deferred qualified late-year losses of $407,256 which will be treated as arising on the first business day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Funds had no unexpiring short-term or long-term losses.

6. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds are determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk

39

MFAM FUNDS

Notes to Financial Statements (continued)

AUGUST 31, 2020

of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Global Opportunities Fund	$55,165,930	$56,190,859	$131,291
Mid-Cap Growth Fund	43,617,386	43,597,005	120,948

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

		GROSS AMOUNTS OFFSET IN THE	NET AMOUNT OF ASSETS PRESENTED IN THE	GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	GROSS AMOUNTS OF RECOGNIZED ASSETS	STATEMENTS OF ASSETS AND LIABILITIES	STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Global Opportunities Fund	$55,165,930	$—	$55,165,930	$(55,165,930)	$—	$—
Mid-Cap Growth Fund	43,617,386	—	43,617,386	(43,617,386)	—	—

1	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.
2	Net amount represents the net amount receivable from the counterparty in the event of default.

7. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

40

MFAM FUNDS

Notes to Financial Statements (CONCLUDED)

AUGUST 31, 2020

8. FUND REORGANIZATION

After the close of business on July 12, 2019, the Global Opportunities Fund acquired the net assets of the Emerging Markets Fund pursuant to a Plan of Reorganization as approved by the Board on February 7, 2019. The reorganization was accomplished with tax-free exchanges resulting in the following issuances of shares by the Global Opportunities Fund in exchange for the outstanding shares of the Emerging Markets Fund:

PROCEEDS FROM SHARES ISSUED	SHARES ISSUED	EXCHANGE RATIO
$34,248,443	1,324,511	0.55551989

The Emerging Markets Fund’s net assets at the reorganization date of $34,248,443, including $7,812,944 of unrealized appreciation, were combined with those of the Global Opportunities Fund. Assuming the acquisition had been completed on September 1, 2018, the beginning of the annual reporting period of the Global Opportunities Fund, pro forma results of operations for the fiscal year ended August 31, 2019 would include net investment income of $532,376, and net realized and unrealized gain on investments of $18,978,831 resulting in an increase in net assets from operations of $19,511,207. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization date, it is not practicable to separate the amounts of revenue and earnings of the Emerging Markets Fund that have been included in the Global Opportunities Fund’s Statement of Operations since the reorganization date. Prior to the reorganization, the net assets of the Global Opportunities Fund totaled $479,450,455. Immediately after the reorganization, the net assets of the Global Opportunities Fund totaled $513,698,898.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

41

MFAM FUNDS

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the MFAM Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the MFAM Global Opportunities Fund and MFAM Mid-Cap Growth Fund (the “Funds”), each a series of The RBB Fund, Inc. (the “Trust”), including the schedules of investments, as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended, for the period ended August 31, 2017 and for each of the two years in the period ended October 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, for the period ended August 31, 2017 and for each of the two years in the period ended October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 29, 2020

42

MFAM FUNDS

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended August 31, 2020, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM GAINS
Global Opportunities Fund	$ 290,198	$ 21,013,460
Mid-Cap Growth Fund	—	15,323,616

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Global Opportunities Fund	100.00%
Mid-Cap Growth Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Global Opportunities Fund	100.00%
Mid-Cap Growth Fund	0.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

43

MFAM FUNDS

Notice to Shareholders (UNAUDITED)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the U.S. SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Shareholders can obtain the Form N-PORT (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds website at http://www.mfamfunds.com.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between MFAM and the Company (the “Investment Advisory Agreement”) on behalf of the MFAM Global Opportunities Fund and the MFAM Mid-Cap Growth Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement, the Board considered information provided by MFAM with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and MFAM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of MFAM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of MFAM’s personnel providing those services; (iii) MFAM’s investment philosophies and processes; (iv) MFAM’s assets under management and client descriptions; (v) MFAM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) MFAM’s advisory fee arrangement with the Company and other similarly managed clients; (vii) MFAM’s compliance policies and procedures; (viii) MFAM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by MFAM. The Directors concluded that MFAM had substantial resources to provide services to the Funds and that MFAM’s services had been acceptable.

The Directors also considered the investment performance of the Funds and MFAM. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors observed that the MFAM Global Opportunities Fund had outperformed its benchmark for the year-to-date, one-year, three-year, five-year, ten-year and since-inception periods ended March 31, 2020. The Directors also noted that the MFAM Global Opportunities Fund ranked in the 2nd quintile in its Lipper Performance Group for the three-year, four-year, and five-year periods ended December 31, 2019 .

The Directors noted the MFAM Mid-Cap Growth Fund had outperformed its benchmark for the year-to-date, one-year, and three-year periods ended March 31, 2020. The Directors also noted that the MFAM Mid-Cap Growth Fund ranked in the 4th quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2019.

44

MFAM FUNDS

Notice to Shareholders (Concluded) (Unaudited)

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee of the MFAM Mid-Cap Growth Fund ranked in the 4th quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the MFAM Global Opportunities Fund ranked in the 3rd quintile of the Fund’s Lipper Expense Group.

The Directors noted that MFAM had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2020 to agreed upon levels for the MFAM Global Opportunities Fund and the MFAM Mid-Cap Growth Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering MFAM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one year period ending August 16, 2021.

45

MFAM FUNDS

PRIVACY NOTICE (Unaudited)

What Does Motley Fool Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does MFAM share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: http://www.mfamfunds.com/website-privacy-policy/

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

46

MFAM FUNDS

PRIVACY NOTICE (Continued) (Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.mfamfunds.com

What we do:

How does MFAM protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
●	Make deposits or withdrawals from your account
●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The MFAM Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

47

MFAM FUNDS

PRIVACY NOTICE (concluded) (Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

48

MFAM FUNDS

Directors and Officers (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc.(until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

49

MFAM FUNDS

DIRECTORS AND OFFICERS (CONTINUED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

50

MFAM FUNDS

DIRECTORS AND OFFICERS (CONTINUED) (Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of TIME Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(*)	Other Directorships Held by Director in the Past 5 Years
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2 .

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

51

MFAM FUNDS

DIRECTORS AND OFFICERS (CONCLUDED) (Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

52

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Funds Distributors LLC
899 Cassatt Road
400 Berwyn Park, Suite 110
Berwyn, PA 19312

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

53

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Questions for the MFAM
funds team?

Stay informed about your investment!

Shareholders like you are very important to us, and we’d love to hear your feedback and answer questions! If you have a question or comment please send it to fundservice@mfamfunds.com.

ANNUAL
report 2020

Motley Fool ETFs
Series of The RBB Fund, Inc.

8/31/20

Motley Fool 100 Index ETF
MFAM Small-Cap Growth ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-863-8803.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-888-863-8803 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report contains information for two ETFs that are very different. The Motley Fool 100 Index ETF — as you’d expect from its name — is designed to track the returns of the Motley Fool 100 Index. Our other ETF, the MFAM Small-Cap Growth ETF, is an actively managed ETF that isn’t designed to track much of anything.

Motley Fool 100 Index ETF (TMFC)
MFAM Small-Cap Growth ETF (MFMS)

Letter to Shareholders	1
Portfolio Characteristics	5
Fund Expense Examples	9
Schedules of Investments	11
Financial Statements	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	34
Shareholder Tax Information	35
Notice to Shareholders	36
Directors and Officers	41

Motley Fool ETFs

Letter to Shareholders

August 31, 2020 (Unaudited)

Bryan Hinmon
Chief Investment Officer,
MFAM Funds

“The real voyage of discovery consists not of seeking new landscapes but in having new eyes.”

— Marcel Proust

Dear Fellow Shareholder,

There is no more appropriate place to start than wishing you and your family safety and peace in these unprecedented times. A global pandemic, ongoing social injustice, widespread shutdowns, and natural disasters are interacting to make life really, really hard. At times over the past few months, it has felt as if every aspect of the human condition is under assault simultaneously.

If there is any silver lining, it may be that everyone shares in these challenges. Sure, misery loves company. But when put in challenging situations, we find a way to unite and carry on, mustering the strength and energy to lead the world toward progress. As we execute our investing strategy on your behalf, we hope to contribute, in some small way, toward making the small corner of your life we touch easier.

MARKET COMMENTARY AND RESULTS

The stock market appreciated at a strong clip through the first five and a half months of the fiscal year (ended Aug. 31, 2020). Recent relative performance trends in market capitalization and style factors held during the fiscal year. Entering late February, large-cap U.S. stocks were up more than 16%, ahead of mid-cap U.S. stocks and small-cap US stocks, up 12% and 11%, respectively. But as the spread of COVID-19 in the U.S. worsened and government-imposed economic restrictions took hold, stocks went into freefall. By the third week of March, large-cap U.S. stocks were down 22%, mid-cap U.S. stocks 35%, and small-cap U.S. stocks 34%.1 The declines were dramatic and swift, with daily volatility reflecting the reality of economic stress and diminished business solvency around the world.

The staggering fall brought nearly every equity investing style to its knees. In what felt like the blink of an eye, growth stocks went from being up over 20% to down more than 17%. Value stocks went from up 12% to down more than 30%. The story was the same for minimum volatility, high dividend yield, and momentum factors.2

Investors seeking safety outside the U.S. found none. Foreign stocks went from up 11% to down 26%. Latin American stocks were hit particularly hard, as their 6% gain turned into a 48% loss. 3

In short, all stock categories were off to a great first half of the fiscal year, only to fall 40 to 50 percentage points in most cases. Volatility like this is a feature, not a bug, of markets. Prices reflect a discounting of the future, and the future was heading rapidly in a new and uncharted direction.

Then things began to turn. Unprecedented fiscal and monetary response showed an understanding of the gravity of the economic toll of the crisis. Pharmaceutical and biotechnology companies demonstrated incredible effort to research therapeutics and vaccines. Companies with white-collar workforces began to adapt and figure out how to work from home. Eventually, data on company-specific operations began to show the magnitude of weakness -- and even occasional pockets of strength. Still deep in COVID-19 case growth, a rising death toll, and massive unemployment, the faint outline of life beyond the pandemic began to take shape. Markets quickly moved past the challenged present and looked ahead, discounting for a more normal future.

[1]	Large-cap U.S. stocks are represented by the iShares Core S&P 500 ETF, mid-cap U.S. stocks by the iShares Core S&P Mid-Cap ETF, and small-cap U.S. stocks by the iShares Core S&P Small-Cap ETF.
[2]

Growth stocks are represented by the iShares Russell 1000 Growth ETF, value stocks by the iShares Russell 1000 Value ETF, minimum-volatility by the iShares USA Min Vol Factor ETF, high-dividend-yield stocks by the iShares Core High Dividend ETF, and momentum stocks by the iShares MSCI USA Momentum Factor ETF. The Russell 1000 Growth Index is an unmanaged benchmark that measures the investment return of large- and mid-capitalization growth stocks. The Russell 1000 Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies.

[3]	Foreign stocks are represented by the iShares Core MSCI Total International ETF, and Latin American stocks by the iShares Latin America 40 ETF.

1

Motley Fool ETFs

Letter to Shareholders (continued)

August 31, 2020 (Unaudited)

By the end of August, most categories of stocks had returned to positive trailing-12-month returns, but the gains were not evenly spread out. Large-cap U.S. stocks gained nearly 22% for the fiscal year, while mid-cap U.S. stocks gained 4% and small-cap U.S. stocks lost less than 1%. Growth stocks outperformed value stocks during the fiscal year by a shocking margin: 44% to 1%. Momentum returned greater than 28%, while minimum-volatility stocks advanced 4% and high-dividend stocks were down 5%. Foreign stocks finished the fiscal year with an 8% gain, led by Chinese stocks, which advanced by nearly 36%.4 Latin American stocks had a weak recovery and finished the fiscal year still down over 25%.

Amidst the whipsaw, our investing results were admirable. For the fiscal year, the NAV performance of the MFAM Small-Cap Growth ETF was 41.58%, versus 17.28% for its benchmark. The Motley Fool 100 Index ETF (the “Fool 100 ETF”) returned 50.67% based on net asset value for the fiscal year. During the same period, the performance of the Motley Fool 100 Index was 51.42% and the S&P 500 Index performance was 21.94%.5 The difference between the Fool 100 ETF’s net asset value return and the Motley Fool 100 Index is primarily a result of the Fool 100 ETF’s management fee and approximately 0.1023% tracking error.

The MFAM Small-Cap Growth ETF’s returns were driven by strong individual stock selection and overweights in the information technology and healthcare sectors. With only 30 or so holdings in the ETF, stock selection is by design likely to be a main driver of its returns during most periods. Our approach to investing -- building focused portfolios of quality growth businesses -- casts aside most potential investments and saves capital commitments for businesses we believe have the financial strength and structural demand characteristics to sail through unexpected macro events and compound for high rates of return for years.

The Fool 100 ETF benefited from a significant weighting in megacap stocks and overweights in the information technology and communication services sectors. This positioning has been consistent since inception and is a result of the investment process that drives the Motley Fool 100 Index.

NEW EYES

The introductory quote from Marcel Proust has many interpretations. From an investing perspective, the purest landscape we know is that businesses are worth the present value of their future cash flows. An investor who understands that truth, purchases those cash flows reasonably, and sticks around to capture the spoils can earn a high rate of return. Investing may seem simple in that respect. However, the pursuit of great returns is popular and the investing landscape well understood. Investors must adapt -- a situation that often invokes Goodhart’s Law.

Charles Goodhart was a British economist and academic, and his law simplifies to this: Once a measure becomes a target, it ceases to become a good measure. For example, during the British rule of India, in an attempt to eliminate the population of venomous snakes, citizens were rewarded for handing in dead cobras. You may not be surprised to know that, soon, many in India were breeding cobras. Goodhart’s Law teaches us that good, sensible programs only last so long before they become adulterated and don’t work.

We see examples of Goodhart’s Law all the time in the investing world. For investors looking to earn strong returns for a long time, they need curious eyes to see the landscape just a bit differently -- in a way that isn’t perhaps widely appreciated. We must evolve before unintended consequences bite us.

In the days of Ben Graham, a famous professor widely regarded as the father of value investing, this pursuit of a new view of the investing landscape simply meant hunting for information about asset values in relation to price. Acquiring updated data often offered investors a fresh perspective and a view that others failed to appreciate. As information became more ubiquitous, that advantage fell away. New eyes, however, could see that informational advantages still existed in the small-cap landscape, where traditional stock coverage was sparse. Enterprising analysts could build relationships with small management teams, form unique insights, and invest accordingly. Regulations soon made uneven information flow illegal, and new eyes were again necessary to outperform.

[4]	Chinese stocks are represented by the iShares MSCI China ETF.
[5]	Returns are net of fees and expenses. The benchmark of the MFAM Small-Cap Growth ETF is the Russell 2000 Growth Index. The benchmark of the Motley Fool 100 Index ETF is the S&P 500.

2

Motley Fool ETFs

Letter to Shareholders (continued)

August 31, 2020 (Unaudited)

Several years ago, our team realized that business models had changed, such that more and more companies were investing through their income statement to amass technical and creative talent, build platforms, and rapidly acquire massive customer bases. This approach had the effect of depressing profitability in exchange for sales growth and deeper relationships with customers in the future. Companies that adopted this model appeared to be statistically expensive and value destructive, while in reality they were often underappreciated, high-quality investments with fantastic supernormal growth potential.

This observation represented our new eyes several years ago, but today, it seems to be entirely appreciated. The current landscape seems to be favorable for any company that is growing. The return dispersion of the Russell 1000 growth and value indexes during the fiscal year tells the story clearly: Growth returned 44% and value returned 1%.

There seems to be little distinction between companies that are telling a story about growth and those that are truly creating value. It can be difficult to discern the companies that will have robust medium- and long-term cash flows and those that can outdo their lofty embedded expectations. We can’t help seeing cobra breeders starting to pop up in the initial-offering market and special-purpose acquisition companies. New eyes today require a parsing of the growing company landscape. In our view, the critical analysis resides in two areas: defensible barriers to entry and fanatical customers. These are the areas we will be focusing on with new eyes to avoid being caught on the wrong side of Goodhart’s Law.

Thank you for your continued trust.

Onward,

Bryan Hinmon
Chief Investment Officer, MFAM Funds

3

Motley Fool ETFs

Letter to Shareholders (concluded)

August 31, 2020 (Unaudited)

Past performance does not guarantee future results.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

The value of the Funds’ investments may decrease, which will cause the value of the Funds’ shares to decrease. As a result, you may lose money on your investment in the Funds, and there can be no assurance that the Funds will achieve its investment objective. Investing involves risk. Principal loss is possible. The Funds are non-diversified, which means the NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Funds. The MFAM Small-Cap Growth ETF is actively managed. The Motley Fool 100 Index ETF is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The MFAM Small-Cap Growth ETF is recently organized, with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size. This Fund invests primarily in particular market capitalizations, including small-cap stocks, thus its performance will be especially sensitive to market conditions that particularly affect smaller capitalization companies. The stocks of quality growth companies can continue to be undervalued by the market for long periods of time. As a consequence of its investing style the Fund may underperform the market and its peers over short timeframes.

As with all ETFs, shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Funds’ NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. Shares are not individually redeeming from the Funds and brokerage commissions will reduce returns.

Funds holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Funds holdings.

Diversification does not assure a profit nor protect against loss in a declining market.

The Russell 2000 Growth Total Return® Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations. It is not possible to invest directly in an index.

Russell 1000 Growth Index is an unmanaged benchmark that measures the investment return of large- and mid-capitalization growth stocks.

Russell 1000 Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies.

The Motley Fool 100 Index was established by The Motley Fool in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters.

The Motley Fool 100 Index ETF and MFAM Small-Cap Growth ETF are distributed by Quasar Distributors, LLC. No other products mentioned are distributed by Quasar Distributors, LLC.

4

Motley Fool 100 Index ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED August 31, 2020
	One Year	Since Inception	Inception Date
Motley Fool 100 Index ETF	50.67%	22.85%	1/29/2018
Motley Fool 100 Index*	51.42%	23.44%(1)	—
S&P 500® Total Return Index**	21.94%	10.40%(1)	—
Fund Expense Ratio(2)	0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the December 31, 2019 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool 100 Index (“Fool 100 Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company included in the Fool 100 Index is incorporated and listed in the U.S. The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fund at www.mfamfunds.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

5

Motley Fool 100 Index ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool 100 Index ETF was invested in as of August 31, 2020. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Apple, Inc.	13.2%
Amazon.com, Inc.	10.1
Microsoft Corp.	10.1
Alphabet, Inc., Class C	6.9
Facebook, Inc., Class A	5.3
Berkshire Hathaway, Inc., Class B	3.2
Visa, Inc., Class A	2.7
Tesla, Inc.	2.5
Johnson & Johnson	2.5
Mastercard, Inc., Class A	2.2
58.7%

The Motley Fool 100 Index ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	41.0%
Consumer Discretionary	18.0
Communication Services	17.1
Health Care	11.2
Financials	4.5
Industrials	3.4
Real Estate	1.6
Consumer Staples	1.3
Utilities	0.8
Materials	0.7
Energy	0.2
99.8%

6

MFAM Small-Cap Growth ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED August 31, 2020
	One Year	Since Inception	Inception Date
MFAM Small-Cap Growth ETF	41.58%	31.38%	10/29/2018
Russell 2000 Growth Total Return® Index*	17.28%	13.48%(1)	—
Fund Expense Ratio(2)	0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the December 31, 2019 Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Russell 2000 Growth Index Total Return® measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations.

7

MFAM Small-Cap Growth ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the MFAM Small-Cap Growth ETF was invested in as of August 31, 2020. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
iRhythm Technologies, Inc.	7.2%
Paylocity Holding Corp.	5.2
Everbridge, Inc.	4.9
Cardlytics, Inc.	4.6
Watsco, Inc.	4.6
NLight, Inc.	4.4
PTC Therapeutics, Inc.	4.2
Jones Lang LaSalle, Inc.	4.1
Penumbra, Inc.	3.8
Goosehead Insurance, Inc., Class A	3.6
46.6%

The MFAM Small-Cap Growth ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments. We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Health Care	34.8%
Information Technology	23.7
Industrials	18.2
Real Estate	8.8
Communication Services	4.7
Financials	3.6
Consumer Discretionary	2.9
96.7%

8

Motley Fool ETFs

Fund Expense Examples

August 31, 2020 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain,etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

9

Motley Fool ETFs

Fund Expense Examples (Concluded)

August 31, 2020 (Unaudited)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Funds
Motley Fool 100 Index ETF
Actual	$ 1,000.00	$ 1,395.90	$ 3.01	0.50%	39.59%
Hypothetical (5% return before expenses)	1,000.00	1,022.62	2.54	0.50	N/A
MFAM Small-Cap Growth ETF
Actual	$ 1,000.00	$ 1,271.30	$ 4.85	0.85%	27.13%
Hypothetical (5% return before expenses)	1,000.00	1,020.86	4.32	0.85	N/A

*

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2020 through August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. Each Fund’s ending account value in the first section in the table is based on the actual six-month total investment return for the Fund.

10

Motley Fool 100 Index ETF

Schedule of Investments

August 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks — 99.8%
Aerospace & Defense — 0.2%
TransDigm Group, Inc. (United States)	1,126	$562,628
Air Freight & Logistics — 0.3%
FedEx Corp. (United States)	5,149	1,131,956
Automobiles — 2.7%
Ford Motor Co. (United States)*	83,171	567,226
Tesla, Inc. (United States)(a)*	17,195	8,568,613
		9,135,839
Beverages — 0.3%
Monster Beverage Corp. (United States)*	10,834	908,539
Biotechnology — 2.4%
Amgen, Inc. (United States)	11,891	3,012,228
Biogen, Inc. (United States)*	3,258	937,131
BioMarin Pharmaceutical, Inc. (United States)*	3,629	283,171
Gilead Sciences, Inc. (United States)	24,965	1,666,414
Seattle Genetics, Inc. (United States)*	3,539	560,365
Vertex Pharmaceuticals, Inc. (United States)*	5,294	1,477,661
		7,936,970
Capital Markets — 1.1%
CME Group, Inc. (United States)	7,732	1,359,827
Intercontinental Exchange, Inc. (United States)	11,389	1,209,853
Moody’s Corp. (United States)	3,798	1,119,043
		3,688,723
Chemicals — 0.7%
Ecolab, Inc. (United States)	5,859	1,154,692
Sherwin-Williams Co. (The) (United States)	1,679	1,126,693
		2,281,385
Commercial Services & Supplies — 0.5%
Cintas Corp. (United States)(a)	2,120	706,469
Waste Management, Inc. (United States)	8,359	952,926
		1,659,395
Diversified Financial Services — 3.2%
Berkshire Hathaway, Inc., Class B (United States)*	49,678	10,831,791

The accompanying notes are an integral part of these financial statements.

11

Motley Fool 100 Index ETF

Schedule of Investments (continued)

August 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Electric Utilities — 0.8%
NextEra Energy, Inc. (United States)	10,179	$2,841,671
Entertainment — 3.5%
Activision Blizzard, Inc. (United States)	15,606	1,303,413
Electronic Arts, Inc. (United States)*	5,732	799,442
Netflix, Inc. (United States)*	9,146	4,843,356
Walt Disney Co. (The) (United States)	37,985	5,009,082
		11,955,293
Equity Real Estate Investment Trusts (REITs) — 1.6%
Alexandria Real Estate Equities, Inc. (United States)	2,623	441,661
American Tower Corp. (United States)	9,154	2,280,719
Crown Castle International Corp. (United States)	8,361	1,364,933
Equinix, Inc. (United States)	1,761	1,390,803
		5,478,116
Food & Staples Retailing — 0.9%
Costco Wholesale Corp. (United States)	8,887	3,089,654
Food Products — 0.2%
McCormick & Co., Inc. (United States)	2,587	533,439
Health Care Equipment & Supplies — 1.7%
Align Technology, Inc. (United States)*	1,476	438,343
Becton Dickinson and Co. (United States)	5,927	1,438,898
DexCom, Inc. (United States)*	1,876	798,069
IDEXX Laboratories, Inc. (United States)*	1,706	667,148
Intuitive Surgical, Inc. (United States)*	2,429	1,775,210
ResMed, Inc. (United States)	2,707	489,372
		5,607,040
Health Care Providers & Services — 2.7%
CVS Health Corp. (United States)	26,185	1,626,612
HCA Healthcare, Inc. (United States)*	6,925	939,861
McKesson Corp. (United States)	3,306	507,273
UnitedHealth Group, Inc. (United States)	19,033	5,948,764
		9,022,510

The accompanying notes are an integral part of these financial statements.

12

Motley Fool 100 Index ETF

Schedule of Investments (continued)

August 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Technology — 0.4%
Cerner Corp. (United States)	6,579	$482,701
Veeva Systems, Inc., Class A (United States)*	3,039	857,819
		1,340,520
Hotels, Restaurants & Leisure — 1.0%
Chipotle Mexican Grill, Inc. (United States)*	561	735,067
Marriott International, Inc., Class A (United States)(a)*	6,771	696,804
Starbucks Corp. (United States)	24,137	2,038,852
		3,470,723
Industrial Conglomerates — 0.8%
3M Co. (United States)	11,678	1,903,748
Roper Technologies, Inc. (United States)	2,166	925,293
		2,829,041
Insurance — 0.2%
Aflac, Inc. (United States)	14,585	529,727
Interactive Media & Services — 12.5%
Alphabet, Inc., Class C (United States)*	14,174	23,162,867
Facebook, Inc., Class A (United States)*	60,753	17,812,780
Match Group, Inc. (United States)*	5,237	584,868
Twitter, Inc. (United States)*	17,791	721,959
		42,282,474
Internet & Direct Marketing Retail — 10.8%
Amazon.com, Inc. (United States)*	9,921	34,236,974
Booking Holdings, Inc. (United States)*	847	1,618,151
eBay, Inc. (United States)	13,277	727,314
		36,582,439
IT Services — 7.3%
Cognizant Technology Solutions Corp., Class A (United States)	10,346	691,734
Mastercard, Inc., Class A (United States)	20,886	7,481,156
Okta, Inc. (United States)(a)*	2,459	529,595
PayPal Holdings, Inc. (United States)*	23,197	4,735,436
Square, Inc., Class A (United States)*	8,706	1,389,129

The accompanying notes are an integral part of these financial statements.

13

Motley Fool 100 Index ETF

Schedule of Investments (continued)

August 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
IT Services (continued)
Twilio, Inc., Class A (United States)*	2,715	$732,398
Visa, Inc., Class A (United States)(a)	43,477	9,216,689
		24,776,137
Life Sciences Tools & Services — 0.3%
Illumina, Inc. (United States)(a)*	2,896	1,034,509
Machinery — 0.2%
Cummins, Inc. (United States)	2,951	611,595
Media — 0.2%
Sirius XM Holdings, Inc. (United States)(a)	90,442	530,895
Oil, Gas & Consumable Fuels — 0.2%
Kinder Morgan, Inc. (United States)	47,080	650,646
Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co. (United States)	45,161	2,809,014
Johnson & Johnson (United States)	54,694	8,390,607
Zoetis, Inc. (United States)	9,589	1,535,199
		12,734,820
Professional Services — 0.2%
CoStar Group, Inc. (United States)*	796	675,486
Road & Rail — 1.1%
Uber Technologies, Inc. (United States)*	36,454	1,225,948
Union Pacific Corp. (United States)	13,693	2,635,081
		3,861,029
Semiconductors & Semiconductor Equipment — 3.1%
Broadcom, Inc. (United States)	8,081	2,805,319
NVIDIA Corp. (United States)	12,484	6,678,690
Skyworks Solutions, Inc. (United States)	3,296	477,426
Xilinx, Inc. (United States)	4,858	506,009
		10,467,444
Software — 17.3%
Adobe Systems, Inc. (United States)*	9,807	5,034,816
ANSYS, Inc. (United States)(a)*	1,711	580,046
Autodesk, Inc. (United States)*	4,464	1,096,805

The accompanying notes are an integral part of these financial statements.

14

Motley Fool 100 Index ETF

Schedule of Investments (Continued)

August 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software (continued)
Cadence Design Systems, Inc. (United States)*	5,480	$607,787
Crowdstrike Holdings, Inc., Class A (United States)*	4,494	565,031
Datadog, Inc., Class A (United States)*	6,120	511,326
DocuSign, Inc. (United States)*	3,626	808,598
Fortinet, Inc. (United States)*	3,338	440,633
Intuit, Inc. (United States)	5,259	1,816,406
Microsoft Corp. (United States)	151,587	34,187,416
Palo Alto Networks, Inc. (United States)*	1,948	501,435
Salesforce.com, Inc. (United States)(a)*	18,625	5,078,106
ServiceNow, Inc. (United States)*	3,807	1,835,050
Splunk, Inc. (United States)*	3,071	673,562
Synopsys, Inc. (United States)*	3,008	665,670
VMware, Inc., Class A (United States)(a)*	8,100	1,169,964
Workday, Inc., Class A (United States)*	4,639	1,112,015
Zoom Video Communications, Inc., Class A (United States)*	5,656	1,838,765
		58,523,431
Specialty Retail — 2.4%
AutoZone, Inc. (United States)*	473	565,855
Home Depot, Inc. (The) (United States)	21,660	6,173,966
TJX Cos, Inc. (The) (United States)*	25,146	1,377,749
		8,117,570
Technology Hardware, Storage & Peripherals — 13.2%
Apple, Inc. (United States)	345,712	44,610,677
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B (United States)	31,981	3,578,354
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc. (United States)*	25,574	2,983,974
Total Common Stocks (Cost $219,666,275)		336,856,440

The accompanying notes are an integral part of these financial statements.

15

Motley Fool 100 Index ETF

Schedule of Investments (Concluded)

August 31, 2020

	Number of Shares	Value (Note 2)

Rights — 0.0%
Altaba, Inc. - Escrow Shares (United States)(b)*	8,565	$192,284
Total Rights (Cost $158,961)		192,284

Investments Purchased with Proceeds from Securities Lending Collateral — 6.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%	20,138,445	20,138,445
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $20,138,445)		20,138,445

Short-Term Investments — 0.2%
U.S. Bank Money Market Deposit Account, 0.05% (United States)(c)	543,251	543,251
Total Short-Term Investments (Cost $543,251)		543,251

Total Investments (Cost $240,506,932) — 106.0%		357,730,420
Liabilities in Excess of Other Assets — (6.0)%		(20,183,684)
NET ASSETS — 100.0%
(Applicable to 10,025,000 shares outstanding)		$337,546,736

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $20,331,138.

(b)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2020, these securities amounted to $192,284 or 0.0% of net assets.

(c)	The rate shown is as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

16

MFAM Small-Cap Growth ETF

Schedule of Investments

August 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks — 96.7%
Aerospace & Defense — 2.9%
Axon Enterprise, Inc. (United States)(a)*	35,998	$3,084,309
Auto Components — 2.9%
Fox Factory Holding Corp. (United States)*	30,263	3,050,813
Biotechnology — 11.7%
ADMA Biologics, Inc. (United States)(a)*	692,372	1,765,549
Akcea Therapeutics, Inc. (United States)(a)*	67,727	1,238,050
Editas Medicine, Inc. (United States)(a)*	37,993	1,338,493
PTC Therapeutics, Inc. (United States)*	90,403	4,468,168
Ultragenyx Pharmaceutical, Inc. (United States)*	43,681	3,715,506
		12,525,766
Building Products — 2.3%
Trex Co, Inc. (United States)*	16,128	2,410,975
Electronic Equipment, Instruments & Components — 4.4%
NLight, Inc. (United States)(a)*	203,184	4,746,378
Equity Real Estate Investment Trusts (REITs) — 2.1%
STAG Industrial, Inc. (United States)	69,604	2,248,209
Health Care Equipment & Supplies — 19.6%
Antares Pharma, Inc. (United States)*	845,402	2,392,488
Globus Medical, Inc., Class A (United States)*	57,869	3,270,756
Heska Corp. (United States)*	34,456	3,569,642
iRhythm Technologies, Inc. (United States)(a)*	34,885	7,680,979
Penumbra, Inc. (United States)*	19,257	4,027,601
		20,941,466
Health Care Providers & Services — 3.4%
HealthEquity, Inc. (United States)(a)*	63,894	3,672,627
Insurance — 3.6%
Goosehead Insurance, Inc., Class A (United States)	37,574	3,861,104
Machinery — 6.1%
John Bean Technologies Corp. (United States)	28,612	2,933,016
Proto Labs, Inc. (United States)*	24,372	3,582,684
		6,515,700
Media — 4.7%
Cardlytics, Inc. (United States)(a)*	65,420	4,962,107

The accompanying notes are an integral part of these financial statements.

17

MFAM Small-Cap Growth ETF

Schedule of Investments (Concluded)

August 31, 2020

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Real Estate Management & Development — 6.7%
Howard Hughes Corp., (The) (United States)*	24,827	$1,467,524
Jones Lang LaSalle, Inc. (United States)	42,229	4,351,276
Newmark Group, Inc., Class A (United States)	310,543	1,375,706
		7,194,506
Road & Rail — 2.4%
Landstar System, Inc. (United States)	18,995	2,528,044
Software — 19.3%
Alarm.com Holdings, Inc. (United States)*	51,104	3,059,597
Everbridge, Inc. (United States)(a)*	35,456	5,269,116
Paylocity Holding Corp. (United States)*	37,877	5,577,388
Q2 Holdings, Inc. (United States)*	37,466	3,645,067
Smartsheet, Inc., Class A (United States)*	55,724	3,038,630
		20,589,798
Trading Companies & Distributors — 4.6%
Watsco, Inc. (United States)	19,912	4,878,241
Total Common Stocks (Cost $79,455,753)		103,210,043

Investments Purchased with Proceeds from Securities Lending Collateral — 16.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.19%	17,906,714	17,906,714
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $17,906,714)		17,906,714

Short-Term Investments — 3.4%
U.S. Bank Money Market Deposit Account, 0.05% (United States)(b)	3,658,371	3,658,371
Total Short-Term Investments (Cost $3,658,371)		3,658,371

Total Investments (Cost $101,020,838) — 116.9%		124,775,128
Liabilities in Excess of Other Assets — (16.9)%		(18,030,571)
NET ASSETS — 100.0%
(Applicable to 3,275,000 shares outstanding)		$106,744,557

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2020, the market value of securities on loan was $17,765,311.

(b)	The rate shown is as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

18

Motley Fool ETFs

Statements of Assets and Liabilities

August 31, 2020

	Motley Fool 100 Index ETF	MFAM Small-Cap Growth ETF
ASSETS
Investments in securities at value (cost $219,825,236 and $79,455,753, respectively)^	$337,048,724	$103,210,043
Investments purchased with proceeds from securities lending collateral, at value (cost $20,138,445 and $17,906,714, respectively)	20,138,445	17,906,714
Short-term investments, at value (cost $543,251 and $3,658,371, respectively)	543,251	3,658,371
Receivables for:
Capital shares sold	5,051,011	—
Dividends	236,172	17,061
Total assets	363,017,603	124,792,189

LIABILITIES
Payables for:
Securities lending collateral (see Note 7)	20,138,445	17,906,714
Investments purchased	5,090,178	—
Advisory fees	242,244	140,918
Total liabilities	25,470,867	18,047,632
Net assets	$337,546,736	$106,744,557

NET ASSETS CONSIST OF:
Par value	$10,025	$3,275
Paid-in capital	223,316,006	75,741,412
Total distributable earnings/(losses)	114,220,705	30,999,870
Net assets	$337,546,736	$106,744,557

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	10,025,000	3,275,000
Net asset value, price per share	33.67	32.59
^ Includes market value of securities on loan	$20,331,138	$17,765,311

The accompanying notes are an integral part of these financial statements.

19

Motley Fool ETFs

Statements of Operations

FOR THE YEAR ENDED AUGUST 31, 2020

	Motley Fool 100 Index ETF	MFAM Small-Cap Growth ETF
INVESTMENT INCOME
Dividends	$1,993,961	$362,528
Securities lending income	96,074	76,751
Total investment income	2,090,035	439,279

EXPENSES
Advisory fees (Note 3)	1,117,698	661,663
Total expenses	1,117,698	661,663
Net investment income/(loss)	972,337	(222,384)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(2,378,624)	7,498,313
Net realized gain/(loss) from redemption in-kind	5,200,892	2,111,319
Net change in unrealized appreciation/(depreciation) on investments	96,115,567	18,317,993
Net realized and unrealized gain/(loss) on investments	98,937,835	27,927,625
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,910,172	$27,705,241

The accompanying notes are an integral part of these financial statements.

20

Motley Fool 100 Index ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$972,337	$1,123,896
Net realized gain/(loss) from investments	2,822,268	(367,935)
Net change in unrealized appreciation/(depreciation) on investments	96,115,567	5,164,818
Net increase/(decrease) in net assets resulting from operations	99,910,172	5,920,779

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,030,211)	(793,681)
Net decrease in net assets from dividends and distributions to shareholders	(1,030,211)	(793,681)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	75,805,220	45,942,865
Shares redeemed	(23,009,180)	(6,078,625)
Net increase/(decrease) in net assets from capital share transactions	52,796,040	39,864,240
Total increase/(decrease) in net assets	151,676,001	44,991,338

NET ASSETS:
Beginning of period	185,870,735	140,879,397
End of period	$337,546,736	$185,870,735

SHARES TRANSACTIONS:
Shares sold	2,750,000	2,200,000
Shares redeemed	(1,000,000)	(300,000)
Net increase/(decrease) in shares outstanding	1,750,000	1,900,000

The accompanying notes are an integral part of these financial statements.

21

MFAM Small-Cap Growth ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE Period ENDED AUGUST 31, 2019*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(222,384)	$(5,296)
Net realized gain/(loss) from investments	9,609,632	1,419,174
Net change in unrealized appreciation/(depreciation) on investments	18,317,993	5,436,297
Net increase/(decrease) in net assets resulting from operations	27,705,241	6,850,175

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(979,168)	—
Net decrease in net assets from dividends and distributions to shareholders	(979,168)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	23,164,892	68,046,763
Shares redeemed	(14,299,738)	(3,743,608)
Net increase/(decrease) in net assets from capital share transactions	8,865,154	64,303,155
Total increase/(decrease) in net assets	35,591,227	71,153,330

NET ASSETS:
Beginning of period	71,153,330	—
End of period	$106,744,557	$71,153,330

SHARES TRANSACTIONS:
Shares sold	850,000	3,225,000
Shares redeemed	(625,000)	(175,000)
Net increase/(decrease) in shares outstanding	225,000	3,050,000

*	Inception date of the Fund was October 29, 2018.

The accompanying notes are an integral part of these financial statements.

22

Motley Fool 100 Index ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,		For the Period Ended august 31,
	2020	2019	2018(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$22.46	$22.10	$20.00
Net investment income/(loss)(2)	0.11	0.15	0.08
Net realized and unrealized gain/(loss) from investments	11.23	0.32	2.02
Net increase/(decrease) in net assets resulting from operations	11.34	0.47	2.10
Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.11)	—
Total dividends and distributions to shareholders	(0.13)	(0.11)	—
Net asset value, end of period	$33.67	$22.46	$22.10
Market value, end of period	$33.66	$22.42	$22.13
Total investment return/(loss) on net asset value(3)	50.67%	2.27%	10.49	%(5)
Total investment return/(loss) on market price(4)	50.89%	1.93%	10.65	%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$337,547	$185,871	$140,879
Ratio of expenses to average net assets	0.50%	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.43%	0.69%	0.68	%(6)
Portfolio turnover rate	26%	26%	10	%(5)

(1)	Inception date of the Fund was January 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

MFAM Small-Cap Growth ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEAR ENDED AUGUST 31,	FOR THE PERIOD ENDED AUGUST 31,
	2020	2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$23.33	$20.00
Net investment income/(loss)(2)	(0.07)	—	(3)
Net realized and unrealized gain/(loss) from investments	9.67	3.33
Net increase/(decrease) in net assets resulting from operations	9.60	3.33
Dividends and distributions to shareholders from:
Net realized capital gains	(0.34)	—
Total dividends and distributions to shareholders	(0.34)	—
Net asset value, end of period	$32.59	$23.33
Market value, end of period	$32.68	$23.34
Total investment return/(loss) on net asset value(4)	41.58%	16.65	%(6)
Total investment return/(loss) on market price(5)	41.88%	16.69	%(6)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$106,745	$71,153
Ratio of expenses to average net assets	0.85%	0.85	%(7)
Ratio of net investment income/(loss) to average net assets	(0.29)%	(0.01	)%(7)
Portfolio turnover rate	27%	21	%(6)

(1)	Inception date of the Fund was October 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)	Amount rounds to less than 0.01 per share.

(4)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(6)	Not annualized.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

Motley Fool ETFs

Notes to Financial Statements

August 31, 2020

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Motley Fool 100 Index ETF (the “Fool 100 Fund”) and the MFAM Small-Cap Growth ETF (“Small-Cap Growth Fund”) (each a “Fund” and together the “Funds”). The Fool 100 Fund and Small-Cap Growth Fund commenced investment operations on January 29, 2018 and October 29, 2018, respectively.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fool 100 Fund is to achieve investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index”). The Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser, in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company include in the Fool 100 Index is incorporated and listed in the U.S. The investment objective of the Small-Cap Growth Fund is to achieve long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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Motley Fool ETFs

Notes to Financial Statements (continued)

August 31, 2020

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FOOL 100 FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$336,856,440	$336,856,440	$—	$—	$—
Rights	192,284	—	—	192,284	—
Investments Purchased with Proceeds From Securities Lending Collateral	20,138,445	—	—	—	20,138,445
Short-Term Investments	543,251	543,251	—	—	—
Total Investments*	$357,730,420	$337,399,691	$—	$192,284	$20,138,445

SMALL-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$103,210,043	$103,210,043	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	17,906,714	—	—	—	17,906,714
Short-Term Investments	3,658,371	3,658,371	—	—	—
Total Investments*	$124,775,128	$106,868,414	$—	$—	$17,906,714

*	Please refer to the Schedule of Investments for further details.

^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

26

Motley Fool ETFs

Notes to Financial Statements (continued)

August 31, 2020

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of each Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

TYPES OF FIXED-INCOME SECURITIES — Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities

27

Motley Fool ETFs

Notes to Financial Statements (continued)

August 31, 2020

(“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

28

Motley Fool ETFs

Notes to Financial Statements (continued)

August 31, 2020

3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management, LLC (the “Adviser”). Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreements between the Adviser and the Company on behalf of each Fund. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. The Funds compensate the Adviser with a unitary management fee for its services at an annual rate of 0.50% for the Fool 100 Fund and 0.85% for the Small-Cap Growth Fund; based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears. From the Advisory Fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of independent directors and their independent counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Fool 100 Fund	$1,117,698
Small-Cap Growth Fund	661,663

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ distributor.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensate this individual or Vigilant Compliance, LLC for the services provided to Motley Fool Asset Management. For Director and Officer compensation amounts, please refer to the Statements of Operations.

29

Motley Fool ETFs

Notes to Financial Statements (continued)

August 31, 2020

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	PURCHASES	SALES
Fool 100 Fund	$60,999,740	$58,484,470
Small-Cap Growth Fund	20,314,805	23,673,233

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Funds were as follows:

FUND	PURCHASES	SALES
Fool 100 Fund	$73,649,986	$22,568,173
Small-Cap Growth Fund	22,233,054	10,024,488

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Fool 100 Fund	$242,342,659	$119,341,734	$(3,953,973)	$115,387,761
Small-Cap Growth Fund	101,038,604	29,155,740	(5,419,216)	23,736,524

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

30

Motley Fool ETFs

Notes to Financial Statements (continued)

August 31, 2020

The following permanent differences as of August 31, 2020, primarily attributable to foreign currency transactions and in-kind redemptions gains, were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/LOSS	PAID-IN CAPITAL
Fool 100 Fund	$(5,020,345)	$5,020,345
Small-Cap Growth Fund	(2,104,637)	2,104,637

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYOVER	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER	UNREALIZED APPRECIATION/ (DEPRECIATION)	Total
Fool 100 Fund	$769,933	$—	$(1,936,989)	$—	$—	$115,387,761	$114,220,705
Small-Cap Growth Fund	445,717	6,817,629	—	—	—	23,736,524	30,999,870

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal periods ended August 31, 2020 and August 31, 2019 were as follows:

FUND	TAX YEAR	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Fool 100 Fund	2020	$1,030,211	$—	$1,030,211
Fool 100 Fund	2019	793,681	—	793,681
Small-Cap Growth Fund	2020	966,374	12,794	979,168
Small-Cap Growth Fund	2019	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the Fool 100 Fund had unexpiring short-term and long-term losses of $1,324,951 and 612,038, respectively.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository

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Motley Fool ETFs

Notes to Financial Statements (continued)

August 31, 2020

Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of each Fund have equal rights and privileges.

7. SECURITIES LENDING

The Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Fool 100 Fund	$20,331,138	$20,138,445	$96,074
Small-Cap Growth Fund	17,765,311	17,906,714	76,751

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds’ under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the

32

Motley Fool ETFs

Notes to Financial Statements (concluded)

August 31, 2020

Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Fool 100 Fund	$20,331,138	$—	$20,331,138	$(20,138,445)	$—	$192,693
Small-Cap Growth Fund	17,765,311	—	17,765,311	(17,765,311)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

8. New accounting pronouncements and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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Motley Fool ETFs

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Motley Fool ETFs

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Motley Fool 100 Index ETF and MFAM Small-Cap Growth ETF (the “Funds”), each a series of The RBB Fund, Inc., including the schedules of investments, as of August 31, 2020, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Motley Fool ETFs	Statement of operations	Statements of changes in net assets	Financial highlights
Motley Fool 100 Index ETF	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the two years in the period ended August 31, 2020 and for the period January 29, 2018 (commencement of operations) through August 31, 2018
MFAM Small-Cap Growth ETF	For the year ended August, 2020	For the year ended August 31, 2020 and for the period October 29, 2018 (commencement of operations) through August 31, 2019	For the year ended August 31, 2020 and for the period October 29, 2018 (commencement of operations) through August 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 29, 2020

34

MOTLEY FOOL ETFS

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended August 31, 2020, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM GAINS
Fool 100 Fund	$ 1,030,211	$ —
Small-Cap Growth Fund	966,374	12,794

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Fool 100 Fund	100.00%
Small-Cap Growth Fund	11.16%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Fool 100 Fund	100.00%
Small-Cap Growth Fund	11.16%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

35

Motley Fool ETFs

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.mfamfunds.com.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between MFAM and the Company (the “Investment Advisory Agreements”) on behalf of the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreements, the Board considered information provided by MFAM with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and MFAM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of MFAM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of MFAM’s personnel providing those services; (iii) MFAM’s investment philosophies and processes; (iv) MFAM’s assets under management and client descriptions; (v) MFAM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) MFAM’s advisory fee arrangement with the Company and other similarly managed clients; (vii) MFAM’s compliance policies and procedures; (viii) MFAM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by MFAM. The Directors concluded that MFAM had substantial resources to provide services to the Funds and that MFAM’s services had been acceptable.

The Directors also considered the investment performance of the Funds and MFAM. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted the performance of the Motley Fool 100 Index ETF. The Directors considered that because the Motley Fool 100 Index ETF was designed to track the performance of its index, the relevant consideration was the extent to which the Fund tracked its index before fees and expenses. The Board also noted that the performance of the index did not take into account the expenses incurred when purchasing or selling securities, which expenses would lower the performance of a fund seeking to replicate some or all of the holdings of the index. The Board noted that for the year-to-date, one-year and since

36

Motley Fool ETFs

Notice to Shareholders (ConCLUDED)

(Unaudited)

inception periods ended March 31, 2020, the Motley Fool 100 Index ETF’s performance was in line with its index before fees and expenses. The Directors also noted that the Motley Fool 100 Index ETF ranked in the 1st quintile in its Lipper Performance Group for the one-year and since-inception periods ended December 31, 2019.

The Directors noted the MFAM Small-Cap Growth ETF had outperformed its benchmark for the year-to-date, one-year and since-inception periods ended March 31, 2020. The Directors also noted that the MFAM Small-Cap Growth ETF ranked in the 1st quintile in its Lipper Performance Group for the one-year and since-inception periods ended December 31, 2019.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee and total expenses of the MFAM Small-Cap Growth ETF ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the Motley Fool 100 Index ETF ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Board also took into consideration that the advisory fee for the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF was a “unitary fee,” meaning those Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses. The Board noted that MFAM continued to be responsible for compensating the Company’s other service providers and paying other expenses of the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF out of its own fees and resources.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering MFAM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2021.

37

Motley Fool ETFs

PRIVACY NOTICE

(Unaudited)

What Does Motley Fool Funds Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product or service you have with us. This information can include:

●	Social Security number and transaction history
●	Account balances and checking account information
●	Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Motley Fool Asset Management chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Motley Fool Asset Management share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Visit us online: https://www.mfamfunds.com/website-privacy-policy/

Please note:

●

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

38

Motley Fool ETFs

PRIVACY NOTICE (Continued)

(Unaudited)

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.mfamfunds.com

What we do:

How does Motley Fool Asset Management protect my personal information?

We collect your personal information, for example, when you:

●	Open an account or provide account information
●	Make deposits or withdrawals from your account
●	Make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●	Sharing for affiliates everyday business purposes – information about your creditworthiness
●	Make deposits or withdrawals from your account
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

EUROPEAN UNION’S GENERAL DATA PROTECTION REGULATION

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

●	Check whether we hold personal information about you and to access such data (in accordance with our policy)
●	Request the correction of personal information about you that is inaccurate
●	Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible
●	Request the erasure of your personal information
●	Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-863-8803.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The MFAM Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

39

Motley Fool ETFs

PRIVACY NOTICE (Concluded)

(Unaudited)

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Motley Fool Asset Management does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Motley Fool Asset Management doesn’t jointly market.

Controller - “Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

40

Motley Fool ETFs

Directors and Officers

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 863-8803.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

41

Motley Fool ETFs

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

42

Motley Fool ETFs

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

43

Motley Fool ETFs

Directors and Officers (CONCLUDED)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

44

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Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

48

Stay informed about your investment!

Shareholders like you are very important to us, we’d love to hear your feedback and answer questions! If you have a question or comment please send it to fundservice@mfamfunds.com.

ORINDA FUNDS

Annual Report

August 31, 2020

Orinda Income Opportunities Fund

of

the RBB Fund, Inc.

Class I Shares – OIOIX

Class A Shares – OIOAX

Class D Shares – OIODX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-467-4632.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-467-4632 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Commentary	1
Performance Data	4
Fund Expense Examples	7
Allocation of Portfolio Assets	8
Schedule of Investments	9
Schedule of Securities Sold Short	14
Financial Statements	15
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	20
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	37
Shareholder Tax Information	38
Notice to Shareholders	39
Management	41
Privacy Notice	45

Orinda Income Opportunities Fund Commentary

Dear Shareholder,

Pricing for the Fund’s securities at the end of its last fiscal year and coming into the beginning of this calendar year seemed very reasonable given the spreads to the 10-year Treasury, the health of the economy, and a Federal Reserve that had just reversed course and begun lowering interest rates. With the global outbreak of COVID-19 and the historic price declines in March, we began lowering our net investment exposure as the government responded to the crisis. As the last couple of months of the fiscal year unfolded, we moved to be selectively opportunistic by adding to equity REIT positions, aiming to take advantage of above average yields and securities trading below the value of their underlying real estate. Through the use of the Fund’s line of credit, we ended the fiscal year 110% invested, with 85% invested primarily in REIT preferred stock and 25% invested almost exclusively in REIT common stocks.

We have long had a meaningful exposure to mortgage REIT securities in the Fund and had average net exposure of approximately 34% in mortgage companies during the fiscal year. At the end of August 2020, approximately 70% of our mortgage exposure was invested primarily in preferred shares of both U.S. government agency residential mortgage companies (government guaranteed) and non-agency residential mortgages. The balance was invested in both the common and preferred stock of commercial mortgage companies. These companies experienced significant declines in March as the government put in place programs to allow homeowners and some apartment tenants to postpone making their monthly payments, resulting in an enormous amount of uncertainty about the ultimate impact of these programs on mortgage securities of all types. Many of these companies have only partially recovered and still seem attractively priced, while some companies suffered significant permanent losses in their portfolios. Given these events, the Fund posted a one-year annualized return of -22.22% (I Share) for the fiscal year, underperforming the broader bond market during this period.

Fund net exposure varied significantly during the fiscal year based on the large sell-off of assets that occurred once the pandemic hit in March, followed by a strong rebound during the summer. The Fund started the fiscal year with net exposure of 103% and remained relatively stable until March, when we began decreasing net exposure, and reached a nadir of 72% in April. Following the strong market rebound in the second half of the fiscal year, we increased the Fund’s net exposure to 100% by the end of June. At fiscal year-end, the Fund’s net exposure was 110%. We currently anticipate that the Fund’s net exposure will generally be between 90%-110% over the coming fiscal year, but changing market conditions may warrant otherwise.

Shown below is the Fund’s performance for the fiscal year ended August 31, 2020, as well as the performance for the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

ORINDA INCOME OPPORTUNITIES FUND
Annualized Returns as of 8/31/20	1 year	3 years	5 years	Since Inception (6/28/13)[1]	Since Inception (9/27/13)[2]
PERFORMANCE AT NAV without sales charge
A share	-22.43%	-6.06%	-1.14%	-0.11%	N/A
I share	-22.22%	-5.78%	-0.85%	0.19%	N/A
D share (commenced 9/27/13)	-22.99%	-6.71%	-1.82%	N/A	-0.80%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	6.47%	5.09%	4.33%	3.96%	4.02%
PERFORMANCE AT MOP includes maximum sales charge
A share	-26.32%	-7.65%	-2.15%	-0.83%	N/A

1.

The Orinda Income Opportunities Fund, a series of Advisor Series Trust (the “Predecessor Fund”) reorganized into the Fund following the close of business on April 28, 2017. The Predecessor Fund’s Class I and Class A shares commenced operations on June 28, 2013.

2.	The Predecessor Fund’s Class D shares commenced operations on September 27, 2013.

Total Annual Fund Operating Expenses (what an investor would pay as of 12/31/19):
A share 2.16%; I share 1.91%; D share 2.92%.

1

Orinda Income Opportunities Fund Commentary (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00%. Performance data shown at NAV (Net Asset Value) does not reflect the deduction of the sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

Until February 28, 2021, Orinda Asset Management, LLC (the “Adviser”) has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I, Class A and Class D shareholders of average daily net assets of 1.40%, 1.70%, and 2.40%, respectively (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes). There can be no assurance that the Adviser will continue such waiver for the Fund after February 28, 2021. For more detailed review of fund expenses, please refer to the prospectus by visiting www.orindafunds.com.

Market Outlook

As we entered the second half of 2019, the markets as a whole were relatively benign compared to where we are today. Gross domestic product expanded at 2.6% and 2.4% for the third and fourth quarters of calendar year 2019, respectively. Entering calendar year 2020, consumer spending surged, with near-record low unemployment, solid wage growth, a strong stock market, and the Federal Reserve easing cycle still underway.

As COVID-19 began spreading globally, catching many countries by surprise and unsure of the best course of action to address the pandemic, the first quarter of 2020 was unlike anything we have ever seen. The stock market posted one of its worst quarters in history, GDP sank into significant negative territory, and unemployment surged to levels not seen since the Great Depression.

The Federal Reserve and Congress quickly responded by pouring unprecedented levels of liquidity into the financial system and providing direct support to displaced workers. Even with severe lockdown measures still in place entering April and May, the markets rebounded significantly in response to the stimulus packages, historically low interest rates and a gradual reopening of the economy. Despite the progress made since March, there remains a high level of uncertainty about the longer-term fallout from the COVID-19 pandemic on the economy. In addition, the impact on markets from the upcoming presidential election may further affect an already jittery consumer base.

As we move through the latest economic volatility, it is important to remember why we like the REIT preferred stock market. The long-term returns for the sector through the end of 2019 remind us that this area of the real estate credit markets has provided a reasonable risk return profile through time.

The following are five factors which we believe may contribute to price stability in the real estate securities sector over the coming months and quarters:

1. Macroeconomic news around the coronavirus pandemic improving – including positive medical news

2. Additional rent collection data across property sectors in the coming months

3. Additional clarity on mortgage companies’ ability to navigate the environment

4. Additional data on the level of mortgage payment deferrals

5. Investors seeking yield in an historically low rate environment

As an investment team, we have been through numerous market corrections and recessions, including the 2008/2009 financial crisis. Each of these market downturns has had its own unique challenges and circumstances to navigate. While we have long favored real estate preferred stocks given the priority nature of their return streams and cumulative nature of their dividends, there are certain sectors, in our opinion, that will take several years to fully recover to 2019 levels of profitability – particularly retail and hotels.

2

Orinda Income Opportunities Fund Commentary (Concluded)

We ended August 110% invested, looking to take advantage of the attractive yields available. We will be focused on companies with strong balance sheets and limited debt maturities and apply our income-oriented, value approach to navigate the current environment.

Paul Gray
Portfolio Manager

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the set asset value of the Fund, and money borrowed will be subject to interest costs. Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. To the extent that a master limited partnership’s (“MLP’s”) interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The risk exists that the market value of initial public offering (“IPO”) shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the Investment Company Act of 1940. Some of the risks involved in investing in REITs include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The Bloomberg Barclays Capital U.S. Aggregate Bond Index* is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration U.S. investment grade debt securities.

Orinda Asset Management, LLC is the investment adviser to the Orinda Income Opportunities Fund, which is distributed by Quasar Distributors, LLC.

*	One cannot invest directly in an index.

3

Orinda Income Opportunities Fund Performance Data August 31, 2020 (Unaudited)

Comparison of the change in value of a $100,000 investment in the
Orinda Income Opportunities Fund – Class I and
the Bloomberg Barclays U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended August 31, 2020
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares	-22.22%	-5.78%	-0.85%	0.19%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	5.09%	4.33%	3.96%

(1)	Inception date of Class I Shares of the Fund was June 28, 2013.

Until February 28, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class I Shares of average daily net assets of 1.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after February 28, 2021. The Fund’s expense ratio for the Class I Shares, as stated in the current prospectus, is 1.91%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

4

Orinda Income Opportunities Fund Performance Data (Continued) August 31, 2020 (Unaudited)

Comparison of the change in value of a $10,000 investment in the
Orinda Income Opportunities Fund – Class A and
the Bloomberg Barclays U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended August 31, 2020
	One Year	Three Years	Five Years	Since Inception(1)
Class A Shares (No Load)	-22.43%	-6.06%	-1.14%	-0.11%
Class A Shares (Load)	-26.32%	-7.65%	-2.15%	-0.83%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	5.09%	4.33%	3.96%

(1)	Inception date of Class A Shares of the Fund was June 28, 2013.

Until February 28, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class A Shares of average daily net assets of 1.70% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after February 28, 2021. The Fund’s expense ratio for the Class A Shares, as stated in the current prospectus, is 2.16%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data shown for Class A Shares (Load) reflects the Class A maximum sales charge of 5.00%. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

5

Orinda Income Opportunities Fund Performance Data (CONCLUDED) August 31, 2020 (Unaudited)

Orinda Income Opportunities Fund – Class D and
the Bloomberg Barclays U.S. Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 27, 2013, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

Average Annual Total Returns for the Periods ended August 31, 2020
	One Year	Three Years	Five Years	Since Inception(1)
Class D Shares	-22.99%	-6.71%	-1.82%	-0.80%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	5.09%	4.33%	4.02%

(1)	Inception date of Class D Shares of the Fund was September 27, 2013.

Until February 28, 2021, the Adviser has agreed to waive its fees to the extent necessary to maintain annualized expense ratios for the Class D Shares of average daily net assets of 2.40% (excluding certain items discussed below). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that the Adviser will continue such waiver for the Fund after February 28, 2021. The Fund’s expense ratio for the Class D Shares, as stated in the current prospectus, is 2.92%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-467-4632.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds. The index is representative of intermediate duration US investment grade debt securities. It is not possible to invest directly in an index.

6

Orinda Income Opportunities Fund Fund Expense Examples August 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 to August 31, 2020.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account VALUE August 31, 2020	Expenses Paid During Period*	ANNUALIZED EXPENSE RATIO	ACTUAL SIX-MONTH TOTAL INVESTMENT RETURN FOR THE FUND
Actual
Class I Shares	$1,000.00	$785.50	$9.20	2.05%	-21.45%
Class A Shares	1,000.00	784.00	9.73	2.17	-21.60
Class D Shares	1,000.00	766.22	11.30	3.04	-21.85

Hypothetical (5% return before expenses)
Class I Shares	$1,000.00	$1,014.83	$10.38	2.05%	N/A
Class A Shares	1,000.00	1,014.23	10.99	2.17	N/A
Class D Shares	1,000.00	1,009.85	15.36	3.04	N/A

*

Expenses are equal to the Fund’s Class I Shares, Class A Shares and Class D Shares annualized six-month expense ratios for the period March 1, 2020 to August 31, 2020, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. The Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for the Fund’s respective share classes.

7

Orinda Income Opportunities Fund Allocation of Portfolio Assets August 31, 2020 (Unaudited)

Percentages represent market value as a percentage of net assets. Portfolio holdings are subject to change at any time.

8

Orinda Income Opportunities Fund Schedule of Investments August 31, 2020

COMMON STOCKS - 0.3%	number of Shares	Value
Real Estate - 0.3%
NETSTREIT Corp.	31,950	$585,963

TOTAL COMMON STOCKS		585,963
(Cost $575,100)

REITS - 87.8%
Financials - 38.5%
American Homes 4 Rent - Series E, 6.35%	11,174	292,200
AGNC Investment Corp.	200,000	2,822,000
AGNC Investment Corp. - Series E, 6.50% (3 Month LIBOR USD + 4.99%) (a)	46,015	1,072,149
AGNC Investment Corp. - Series F, 6.13% (3 Month LIBOR USD + 4.70%) (a)	31,100	700,683
AGNC Investment Corp. - Series C, 7.00% (3 Month LIBOR USD + 5.11%) (a)(b)	191,248	4,681,751
AGNC Investment Corp. - Series D, 6.88% (3 Month LIBOR USD + 4.33%) (a)(b)	60,000	1,423,800
Annaly Capital Management, Inc.	400,000	2,940,000
Annaly Capital Management, Inc. - Series F, 6.95% (3 Month LIBOR USD + 4.99%) (a)(b)	157,926	3,643,353
Annaly Capital Management, Inc. - Series G, 6.50% (3 Month LIBOR USD + 4.17%) (a)	79,250	1,716,555
Annaly Capital Management, Inc. - Series I, 6.75% (3 Month LIBOR USD + 4.99%) (a)(b)	140,200	3,291,896
Apollo Commercial Real Estate Finance, Inc.	120,000	1,072,800
Arbor Realty Trust, Inc. (b)	350,000	3,962,000
Blackstone Mortgage Trust, Inc.	148,600	3,532,222
Chimera Investment Corp. - Series A, 8.00% (b)	87,725	2,039,606
Chimera Investment Corp. - Series B, 8.00% (3 Month LIBOR USD + 5.79%) (a)(b)	41,312	894,818
Chimera Investment Corp. - Series C, 7.75% (3 Month LIBOR USD + 4.74%) (a)	127,340	2,623,204
Chimera Investment Corp. - Series D, 8.00% (3 Month LIBOR USD + 5.38%) (a)(b)	92,385	1,977,039
Exantas Capital Corp., 8.63% (3 Month LIBOR USD + 5.92%) (a)(b)	40,500	610,335
Exantas Capital Corp.	96,729	225,379
Granite Point Mortgage Trust, Inc.	25,000	166,000
Invesco Mortgage Capital, Inc. - Series C, 7.50% (3 Month LIBOR USD + 5.29%) (a)	111,885	2,346,228
KKR Real Estate Finance Trust, Inc.	28,614	520,775
Ladder Capital Corp.	167,398	1,247,115
New Residential Investment Corp. - Series A, 7.50% (3 Month LIBOR USD + 5.80%) (a)(b)	112,236	2,610,609
New Residential Investment Corp. - Series B, 7.13% (3 Month LIBOR USD + 5.64%) (a)(b)	116,593	2,546,391
New Residential Investment Corp. - Series C, 6.38% (3 Month LIBOR USD + 4.97%) (a)(b)	123,129	2,436,723
PennyMac Mortgage Investment Trust - Series A, 8.13% (3 Month LIBOR USD + 5.83%) (a)(b)	76,344	1,904,783
PennyMac Mortgage Investment Trust - Series B, 8.00% (3 Month LIBOR USD + 5.99%) (a)(b)	158,905	3,929,721
Ready Capital Corp., 6.20% (b)	68,200	1,533,136
Starwood Property Trust, Inc.	125,000	1,950,000
TPG RE Finance Trust, Inc. (b)	185,000	1,631,700
Two Harbors Investment Corp. - Series A, 8.13% (3 Month LIBOR USD + 5.66%) (a)(b)	55,866	1,280,449
Two Harbors Investment Corp. - Series C, 7.25% (3 Month LIBOR USD + 5.01%) (a)(b)	76,250	1,602,775
Two Harbors Investment Corp. - Series E, 7.50% (b)	82,866	1,835,482
		67,063,677
Real Estate - 49.3%
American Finance Trust, Inc. - Series A, 7.50%	45,930	1,089,919
American Homes 4 Rent - Series D, 6.50% (b)	196,580	5,101,251
American Homes 4 Rent - Series F, 5.88%	6,029	161,276

The accompanying notes are an integral part of these financial statements.

9

Orinda Income Opportunities Fund Schedule Of Investments (Continued) August 31, 2020

REITS - 87.8% (CONTINUED)	number of Shares	Value
Real Estate - 49.3% (Continued)
American Homes 4 Rent - Series G, 5.88% (b)	40,222	$1,069,503
American Homes 4 Rent - Series H, 6.25%	19,659	547,896
Armada Hoffler Properties, Inc. - Series A, 6.75%	50,300	1,218,266
Ashford Hospitality Trust, Inc. - Series F, 7.38% (b)	29,325	132,842
Ashford Hospitality Trust, Inc. - Series H, 7.50%	70,416	307,014
Ashford Hospitality Trust, Inc. - Series I, 7.50% (b)	84,088	367,465
Bluerock Residential Growth REIT, Inc.	117,676	871,979
Bluerock Residential Growth REIT, Inc. - Series C, 7.65%	9,728	241,254
Bluerock Residential Growth REIT, Inc. - Series D, 7.13% (b)	52,200	1,216,782
Boston Properties, Inc.	6,000	521,220
Braemar Hotels & Resorts, Inc. - Series D, 8.25%	16,348	273,992
City Office REIT, Inc. (b)	35,000	281,400
City Office REIT, Inc. - Series A, 6.63% (b)	79,286	1,999,593
Colony Capital, Inc. - Series H, 7.13% (b)	126,911	2,728,587
Colony Capital, Inc. - Series I, 7.15% (b)	135,576	2,920,307
Colony Capital, Inc. - Series J, 7.13%	140,056	3,021,008
DiamondRock Hospitality Co., 8.25%	50,000	1,240,500
Digital Realty Trust, Inc.	10,000	1,556,500
Digital Realty Trust, Inc. - Series C, 6.63%	48,632	1,279,994
Digital Realty Trust, Inc. - Series G, 5.88%	21,348	549,711
Digital Realty Trust, Inc. - Series K, 5.85% (b)	50,000	1,380,500
Digital Realty Trust, Inc. - Series L, 5.20% (b)	45,000	1,237,500
EPR Properties - Series G, 5.75%	8,271	153,262
Federal Realty Investment Trust - Series C, 5.00%	2,790	73,572
First Industrial Realty Trust, Inc.	10,000	426,500
Global Net Lease, Inc.	25,000	437,500
Global Net Lease, Inc. - Series A, 7.25% (b)	105,404	2,729,964
Global Net Lease, Inc. - Series B, 6.88%	74,300	1,862,805
Hersha Hospitality Trust - Series C, 6.88%	13,000	198,900
Hersha Hospitality Trust - Series E, 6.50% (b)	55,755	805,102
Highwoods Properties, Inc.	6,113	227,770
Independence Realty Trust, Inc.	20,602	241,249
Investors Real Estate Trust - Series C, 6.63% (b)	49,046	1,260,482
Invitation Homes, Inc.	70,000	2,004,100
Iron Mountain, Inc.	25,000	752,250
iStar, Inc. - Series D, 8.00% (b)	51,662	1,268,302
iStar, Inc. - Series I, 7.50%	35,793	859,032
Lexington Realty Trust	47,500	540,075
Macerich Co. (The)	1,420	11,261
Monmouth Real Estate Investment Corp. - Series C, 6.13%	93,378	2,332,582
National Storage Affiliates Trust - Series A, 6.00%	40,295	1,096,830
Pebblebrook Hotel Trust - Series C, 6.50%	10,282	222,400
Pebblebrook Hotel Trust - Series D, 6.38%	100	2,150
Pebblebrook Hotel Trust - Series E, 6.38% (b)	44,370	964,604
Pebblebrook Hotel Trust - Series F, 6.30%	3,184	68,010
Plymouth Industrial REIT, Inc.	25,000	333,750

The accompanying notes are an integral part of these financial statements.

10

Orinda Income Opportunities Fund Schedule Of Investments (Continued) August 31, 2020

REITS - 87.8% (CONTINUED)	number of Shares	Value
Real Estate - 49.3% (Continued)
PS Business Parks, Inc. - Series Z, 4.88% (b)	38,371	$1,026,808
Public Storage, 5.20% - Series X	10,000	253,300
QTS Realty Trust, Inc.	27,000	1,831,140
QTS Realty Trust, Inc. - Series A, 7.13% (b)	81,286	2,245,119
QTS Realty Trust, Inc. - Series B, 6.50%	5,000	761,250
Rexford Industrial Realty, Inc. - Series A, 5.88%	40,800	1,053,864
Rexford Industrial Realty, Inc.	7,500	359,850
RLJ Lodging Trust - Series A, 1.95% (b)(c)	229,792	5,558,668
Sabra Health Care REIT, Inc.	199,797	2,962,990
Seritage Growth Properties - Series A, 7.00%	32,452	529,941
Simon Property Group, Inc.	1,000	67,850
SL Green Realty Corp.	5,563	260,126
SL Green Realty Corp. - Series I, 6.50% (b)	62,000	1,624,400
STAG Industrial, Inc.	92,066	2,973,732
Summit Hotel Properties, Inc. - Series E, 6.25%	41,215	885,298
Sunstone Hotel Investors, Inc. - Series E, 6.95%	38,898	953,001
Taubman Centers, Inc. - Series J, 6.50%	6,000	128,340
Taubman Centers, Inc. - Series K, 6.25%	2,200	47,410
Terreno Realty Corp.	17,714	1,056,463
UMH Properties, Inc. - Series C, 6.75% (b)	99,900	2,515,482
UMH Properties, Inc. - Series D, 6.38% (b)	54,000	1,336,500
VEREIT, Inc. (b)	120,000	806,400
Vornado Realty Trust	15,000	537,450
Vornado Realty Trust - Series K, 5.70% (b)	64,424	1,631,216
Vornado Realty Trust - Series L, 5.40% (b)	17,974	453,844
Vornado Realty Trust - Series M , 5.25% (b)	27,515	698,331
WP Carey, Inc.	45,000	3,121,650
		85,869,134
TOTAL REITS
(Cost $156,015,072)		152,932,811

PREFERRED STOCKS - 19.3%
Banks - 0.4%
GMAC Capital Trust I - Series 2, 6.07% (3 Month LIBOR USD + 5.79%) (a)	31,890	782,262

Energy - 6.4%
Crestwood Equity Partners LP, 9.25%	327,284	2,052,071
DCP Midstream LP - Series B, 7.88% (3 Month LIBOR USD + 4.92%) (a)(b)	31,913	591,986
DCP Midstream LP - Series C, 7.95% (3 Month LIBOR USD + 4.88%) (a)	1,777	33,585
Energy Transfer Partners LP - Series C, 7.38% (3 Month LIBOR USD + 4.53%) (a)(b)	136,678	2,767,730
Energy Transfer Partners LP - Series D, 7.63% (3 Month LIBOR USD + 4.73%) (a)(b)	141,000	2,851,020
Energy Transfer Partners LP - Series E, 7.60% (3 Month LIBOR USD + 5.16%) (a)	6,000	128,100
NGL Energy Partners LP - Series B, 9.00% (3 Month LIBOR USD + 7.21%) (a)	47,631	664,452
NuStar Energy LP - Series A, 8.50% (3 Month LIBOR USD + 6.77%) (a)	38,600	729,154
NuStar Energy LP - Series C, 9.00% (3 Month LIBOR USD + 6.88%) (a)(b)	31,631	637,048

The accompanying notes are an integral part of these financial statements.

11

Orinda Income Opportunities Fund Schedule Of Investments (Continued) August 31, 2020

PREFERRED STOCKS - 19.3% (CONTINUED)	number of Shares	Value
Energy - 6.4% (Continued)
Teekay LNG Partners LP - Series B, 8.50% (3 Month LIBOR USD + 6.24%) (a)(b)	27,184	$646,979
		11,102,125
Financials - 6.3%
Annaly Capital Management, Inc. - Series D, 7.50% (b)	25,876	648,970
B Riley Financial, Inc., 6.50%	26,829	637,994
Capstead Mortgage Corp. - Series E, 7.50%	48,338	1,138,360
Cowen, Inc., 7.35%	29,528	745,582
Dime Community Bancshares, Inc. - Series A, 5.50%	42,815	969,760
Invesco Mortgage Capital, Inc. - Series A, 7.75% (b)	48,724	1,051,464
Invesco Mortgage Capital, Inc. - Series B, 7.75% (3 Month LIBOR USD + 5.18%) (a)(b)	58,008	1,197,865
Merchants Bancorp/IN, - Series B, 6.00% (3 Month LIBOR USD + 4.57%) (a)	18,838	470,008
MFA Financial, Inc. - Series B, 7.50% (b)	15,585	338,351
Oaktree Capital Group LLC - Series A, 6.63%	500	13,820
Oaktree Capital Group LLC - Series B, 6.55% (b)	54,000	1,480,140
Ready Capital Corp., 7.00%	49,941	1,183,102
Voya Financial, Inc. - Series B, 5.35% (5 Year CMT Rate + 3.21%) (a)	10,677	300,664
Wells Fargo & Co. - Series Z, 4.75%	31,599	783,339
		10,959,419
Industrials - 1.5%
Atlas Corp. - Series H, 7.88%	16,046	384,944
Triton International Ltd., 8.00% (c)	3,500	91,700
Triton International Ltd., 7.38% (c)	57,857	1,463,782
Triton International Ltd., 6.88% (c)	28,050	682,176
		2,622,602
Real Estate - 4.7%
Ashford Hospitality Trust, Inc. - Series G, 7.38% (b)	61,915	277,379
Bluerock Residential Growth REIT, Inc. - Series A, 8.25% (b)	56,405	1,402,228
Hersha Hospitality Trust - Series D, 6.50%	76,549	1,119,912
iStar, Inc. - Series G, 7.65%	22,245	543,445
Landmark Infrastructure Partners LP - Series B, 7.90%	48,699	1,193,125
Summit Hotel Properties, Inc. - Series D, 6.45%	19,791	424,826
UMH Properties, Inc. - Series B, 8.00%	31	781
VEREIT, Inc. - Series F, 6.70% (b)	124,604	3,133,791
		8,095,487
TOTAL PREFERRED STOCKS
(Cost $35,507,829)		33,561,895

CONVERTIBLE PREFERRED STOCKS - 0.9%
Real Estate - 0.9%
CorEnergy Infrastructure Trust, Inc. - Series A, 7.38%	86,919	1,607,132

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,159,255)		1,607,132

The accompanying notes are an integral part of these financial statements.

12

Orinda Income Opportunities Fund Schedule Of Investments (Concluded) August 31, 2020

CORPORATE BONDS - 0.7%	Principal Amount	Value
Industrials - 0.7%
General Electric Co. - Series D 5.000% (3 Month LIBOR USD + 3.33%), 12/29/2049 (a)	$1,500,000	$1,179,164

TOTAL CORPORATE BONDS
(Cost $1,498,125)		1,179,164

EXCHANGE TRADED FUNDS - 0.5%	Number of Shares
Vanguard REIT ETF	10,000	817,500

TOTAL EXCHANGE TRADED FUNDS
(Cost $822,419)		817,500

CLOSED-END MUTUAL FUNDS - 1.9%
Nuveen Preferred Income Opportunities Fund (b)	290,000	2,549,100
Oaktree Specialty Lending Corp.	150,000	750,000

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $3,132,523)		3,299,100

SHORT-TERM INVESTMENTS - 0.5%
First American Treasury Obligations Fund, 0.07% (d)	842,132	842,132

TOTAL SHORT-TERM INVESTMENTS
(Cost $842,132)		842,132

TOTAL INVESTMENTS
(Cost $200,552,455) - 111.9%		194,825,697
LIABILITIES IN EXCESS OF OTHER ASSETS - (11.9)%		(20,693,036)

TOTAL NET ASSETS - 100.0%		$174,132,661

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown represents the rate at August 31, 2020.

(b)	All or a portion of the security has been segregated for open short positions.

(c)	U.S. traded security of a foreign issuer or corporation.

(d)	Seven-day yield as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

13

Orinda Income Opportunities Fund Schedule of Securities Sold Short August 31, 2020

REITS - (0.0%)	number of Shares	Value
Real Estate - (0.0%)
Seritage Growth Properties	(513)	$(7,197)

TOTAL REITS
(Proceeds $7,085)		(7,197)

TOTAL SECURITIES SOLD SHORT
(Proceeds $7,085) - (0.0%)		$(7,197)

The accompanying notes are an integral part of these financial statements.

14

Orinda Income Opportunities Fund Statement of Assets and Liabilities August 31, 2020

ASSETS
Investments in securities, at value (cost $199,710,323)	$193,983,565
Short-term investments, at value (cost $842,132)	842,132
Receivables for:
Investments sold	849,794
Dividends and interest	607,030
Capital shares sold	114,643
Return of capital	54,006
Prepaid expenses and other assets	48,160
Total assets	196,499,330

LIABILITIES
Securities sold short, at fair value (proceeds $7,085)	7,197
Due to Broker	36,606
Payables for:
Loans payable	20,852,378
Investments purchased	649,960
Capital shares redeemed	419,935
Advisory fees	155,097
Distribution and service fees	49,596
Other accrued expenses and liabilities	195,900
Total liabilities	22,366,669
Net assets	174,132,661

NET ASSETS CONSIST OF:
Par value	$11,046
Paid-in capital	243,034,717
Total distributable earnings/(loss)	(68,913,102)
Net assets	$174,132,661

The accompanying notes are an integral part of these financial statements.

15

Orinda Income Opportunities Fund Statement of Assets And Liabilities (Concluded) August 31, 2020

CLASS I SHARES:
Net assets	$150,062,248
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	9,506,875
Net asset value and redemption price per share	$15.78

CLASS A SHARES:
Net assets	$14,444,305
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	917,850
Net asset value and redemption price per share	$15.74
Maximum offering price per share (net asset value divided by 95.00%)	$16.57

CLASS D SHARES:
Net assets	$9,626,108
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	621,408
Net asset value and redemption price per share	$15.49

The accompanying notes are an integral part of these financial statements.

16

Orinda Income Opportunities Fund Statement of Operations FOR THE Year ENDED August 31, 2020

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $6,894)	$12,293,275
Interest income	157,527
Total investment income	12,450,802

EXPENSES
Advisory fees (Note 2)	$2,339,921
Dividend expense on securities sold-short	513,140
Transfer agent fees (Note 2)	352,171
Interest expense	260,134
Administration and accounting fees (Note 2)	132,758
Distribution fees - Class D Shares	122,374
Distribution fees - Class A Shares	99,712
Printing and shareholder reporting fees	104,037
Registration and filing fees	58,035
Officer fees	47,012
Legal fees	31,779
Director fees	30,300
Custodian fees (Note 2)	26,048
Audit and tax service fees	25,320
Other expenses	19,696
Total expenses before waivers and/or reimbursements	4,162,437
Less: waivers and/or reimbursements (Note 2)	(53,072)
Net expenses after waivers and/or reimbursements	4,109,365
Net investment income/(loss)	$8,341,437

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	$(31,345,553)
Purchased options	(278,500)
Foreign currency	2,600
Securities sold short	(2,346,014)
Written options	94,320
Net change in unrealized appreciation/(depreciation) on:
Investments	$(20,059,518)
Purchased options	(68,979)
Foreign currency	47
Securities sold short	(48,787)
Net realized and unrealized gain/(loss) from investments	(54,050,384)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(45,708,947)

The accompanying notes are an integral part of these financial statements.

17

Orinda Income Opportunities Fund Statements of Changes in Net Assets

	Year ended August 31, 2020	Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$8,341,437	$11,003,619
Net realized gain/(loss) from investments	(33,873,147)	(4,685,687)
Net change in unrealized appreciation/(depreciation) on investments	(20,177,237)	4,711,368
Net increase/(decrease) in net assets resulting from operations	(45,708,947)	11,029,300

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings
Class I Shares	(9,433,203)	(9,733,463)
Class A Shares	(1,835,060)	(2,571,480)
Class D Shares	(568,713)	(857,891)
Return of Capital
Class I Shares	(3,284,419)	(3,102,273)
Class A Shares	(667,533)	(859,712)
Class D Shares	(226,072)	(325,181)
Net decrease in net assets from dividends and distributions to shareholders	(16,015,000)	(17,450,000)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	85,954,772	85,831,269
Reinvestment of distributions	10,799,683	11,254,854
Shares redeemed	(103,065,903)	(78,486,579)
Total from Class I Shares	(6,311,448)	18,599,544

Class A Shares
Proceeds from shares sold	10,878,704	46,532,905
Reinvestment of distributions	1,839,257	2,657,581
Shares redeemed	(52,988,539)	(31,708,424)
Total from Class A Shares	(40,270,578)	17,482,062

Class D Shares
Proceeds from shares sold	1,532,105	3,124,304
Reinvestment of distributions	510,064	792,806
Shares redeemed	(6,861,108)	(5,784,042)
Total from Class D Shares	(4,818,939)	(1,866,932)
Net increase/(decrease) in net assets from capital share transactions	(51,400,965)	34,214,674
Total increase/(decrease) in net assets	(113,124,912)	27,793,974

NET ASSETS:
Beginning of period	287,257,573	259,463,599
End of period	$174,132,661	$287,257,573

The accompanying notes are an integral part of these financial statements.

18

Orinda Income Opportunities Fund Statements Of Changes in Net Assets (Concluded)

	Year ended August 31, 2020	Year Ended August 31, 2019
SHARES TRANSACTIONS:
Class I Shares
Shares sold	5,538,481	4,033,999
Dividends and distributions reinvested	622,873	537,883
Shares redeemed	(6,107,999)	(3,703,738)
Net increase/(decrease)	53,355	868,144

Class A Shares
Shares sold	550,503	2,227,152
Dividends and distributions reinvested	90,986	126,349
Shares redeemed	(2,615,795)	(1,499,752)
Net increase/(decrease)	(1,974,306)	853,749

Class D Shares
Shares sold	106,132	147,051
Dividends and distributions reinvested	29,139	38,364
Shares redeemed	(347,578)	(273,788)
Net increase/(decrease)	(212,307)	(88,373)

Net increase/(decrease) in shares outstanding	(2,133,258)	1,633,520

The accompanying notes are an integral part of these financial statements.

19

Orinda Income Opportunities Fund Statement of Cash Flows

Year Ended August 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$(45,708,947)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(364,635,187)
Purchases to cover securities sold short	(159,487,351)
Written options closed or exercised	(5,639)
Proceeds from sales of long-term investments	416,348,486
Proceeds from securities sold short	148,292,381
Premiums received on written options	99,959
Purchases of short-term investments, net	(669,331)
Return of capital and capital gain distributions received from underlying investments	8,378,558
Proceeds from litigation income	—
Amortization and accretion of premium and discount	(17,734)
Net realized gain/(loss) on investments	31,355,403
Net realized gain/(loss) on purchased options	278,500
Net realized gain/(loss) on short transactions	2,346,014
Net realized gain/(loss) on written options	(94,320)
Net realized gain/(loss) on foreign currency translation	(2,600)
Change in unrealized appreciation/(depreciation) on investments	20,059,518
Change in unrealized appreciation/(depreciation) on purchased options	68,979
Change in unrealized appreciation/(depreciation) on foreign currency	(47)
Change in unrealized appreciation/(depreciation) on short transactions	48,787
Change in unrealized appreciation/(depreciation) on written options	—
Increases/(decreases) in operating assets:
Increase/(decrease) in due to broker	36,606
Increase/(decrease) in dividends and interest receivable	1,029,905
Increase/(decrease) in deposits at broker for short sales	15,563,167
Increase/(decrease) in receivable for investment securities sold	(633,165)
Increase/(decrease) in prepaid expenses and other assets	13,789
Increases/(decreases) in operating liabilities:
Increase/(decrease) in payable for investment securities purchased	(837,333)
Increase/(decrease) in payable to advisor	(86,255)
Increase/(decrease) in payable for distribution and service fees	(40,515)
Increase/(decrease) in other accrued expenses	63,856
Net cash used in operating activities	71,765,484

The accompanying notes are an integral part of these financial statements.

20

Orinda Income Opportunities Fund Statement Of Cash Flows (concluded)

Year Ended August 31, 2020
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$98,576,136
Payment on shares redeemed	(162,698,066)
Cash distributions paid to shareholders	(2,865,996)
Increase/(decrease) in loan payable	(4,777,558)
Net cash provided by financing activities	(71,765,484)
Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$260,134
Non-cash financing activities - distributions reinvested	13,149,004
Non-cash financing activities - increase/(decrease) in receivable for Fund shares sold	(210,555)
Non-cash financing activities - increase/(decrease) in payable for Fund shares redeemed	217,484

The accompanying notes are an integral part of these financial statements.

21

Orinda Income Opportunities Fund Financial Highlights

For a capital share outstanding throughout the period

	CLASS I SHARES
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016
Net asset value – Beginning of period	$21.83	$22.50	$23.42	$23.66		$21.36	$25.29
Income from Investment Operations:
Net investment income/(loss)(1)	0.67	0.95	0.86	0.63		1.10	0.99
Net realized and unrealized gain/(loss) on investments	(5.44)	(0.12)	(0.17)	(0.02)		2.90	(3.36)
Total from investment operations	(4.77)	0.83	0.69	0.61		4.00	(2.37)
Less Distributions:
Dividends from net investment income	(0.95)	(1.14)	(1.15)	(0.63)		(1.10)	(1.02)
Distributions from net realized gains	—	—	—	—		—	—
Return of capital	(0.33)	(0.36)	(0.46)	(0.22)		(0.60)	(0.54)
Total distributions	(1.28)	(1.50)	(1.61)	(0.85)		(1.70)	(1.56)
Net asset value – End of period	$15.78	$21.83	$22.50	$23.42		$23.66	$21.36
Total return/(loss)	(22.22)%	4.17%	3.24%	2.62	%(4)	19.29%	(9.81)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$150,062	$206,355	$193,184	$193,361		$180,360	$121,400
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.71%	1.79%	1.92%	1.82	%(5)	2.01%	1.85%
After Recoupments/Reimbursements	1.69%	1.79%	1.92%	1.82	%(5)	2.01%	1.84%
Ratio of interest expense and dividends on short positions to average net assets	0.35%	0.50%	0.63%	0.55	%(5)	0.68%	0.49%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	3.65%	4.43%	3.83%	5.33	%(5)	4.68%	4.21%
After Recoupments/Reimbursements	3.67%	4.43%	3.83%	5.33	%(5)	4.68%	4.22%
Portfolio turnover rate	153%	131%	102%	46	%(4)	121%	127%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

22

Orinda Income Opportunities Fund Financial Highlights (Continued)

For a capital share outstanding throughout the period

	CLASS A SHARES
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016
Net asset value – Beginning of period	$21.77	$22.46	$23.33	$23.58		$21.31	$25.25
Income from Investment Operations:
Net investment income/(loss)(1)	0.68	0.85	0.77	0.59		1.03	0.93
Net realized and unrealized gain/(loss) on investments	(5.48)	(0.10)	(0.14)	(0.02)		2.88	(3.37)
Total from investment operations	(4.80)	0.75	0.63	0.57		3.91	(2.44)
Less Distributions:
Dividends from net investment income	(0.90)	(1.08)	(1.04)	(0.60)		(1.04)	(0.96)
Distributions from net realized gains	—	—	—	—		—	—
Return of capital	(0.33)	(0.36)	(0.46)	(0.22)		(0.60)	(0.54)
Total distributions	(1.23)	(1.44)	(1.50)	(0.82)		(1.64)	(1.50)
Net asset value – End of period	$15.74	$21.77	$22.46	$23.33		$23.58	$21.31
Total return/(loss)	(22.43)%	3.82%	2.94%	2.49	%(4)	18.90%	(10.09)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$14,444	$62,963	$45,783	$112,549		$101,270	$66,375
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.82%	2.04%	2.07%	2.12	%(5)	2.29%	2.15%
After Recoupments/Reimbursements	1.80%	2.04%	2.07%	2.12	%(5)	2.29%	2.15%
Ratio of interest expense and dividends on short positions to average net assets	0.25%	0.46%	0.51%	0.55	%(5)	0.66%	0.48%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	3.34%	3.96%	3.37%	5.03	%(5)	4.34%	3.97%
After Recoupments/Reimbursements	3.36%	3.96%	3.37%	5.03	%(5)	4.34%	3.97%
Portfolio turnover rate	153%	131%	102%	46	%(4)	121%	127%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

Orinda Income Opportunities Fund Financial Highlights (CONCLUDED)

For a capital share outstanding throughout the period

	CLASS D SHARES
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Six Months Ended August 31, 2017 (2),(3)		Year Ended February 28, 2017	Year Ended February 29, 2016
Net asset value – Beginning of period	$21.52	$22.23	$23.18	$23.49		$21.25	$25.17
Income from Investment Operations:
Net investment income/(loss)(1)	0.49	0.73	0.63	0.51		0.87	0.82
Net realized and unrealized gain/(loss) on investments	(5.36)	(0.13)	(0.16)	(0.02)		2.88	(3.37)
Total from investment operations	(4.87)	0.60	0.47	0.49		3.75	(2.55)
Less Distributions:
Dividends from net investment income	(0.83)	(0.95)	(0.96)	(0.58)		(0.90)	(0.83)
Distributions from net realized gains	—	—	—	—		—	—
Return of capital	(0.33)	(0.36)	(0.46)	(0.22)		(0.61)	(0.54)
Total distributions	(1.16)	(1.31)	(1.42)	(0.80)		(1.51)	(1.37)
Net asset value – End of period	$15.49	$21.52	$22.23	$23.18		$23.49	$21.25
Total return/(loss)	(22.99)%	3.12%	2.23%	2.13	%(4)	18.10%	(10.56)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$9,626	$17,939	$20,497	$22,274		$23,963	$21,405
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.70%	2.80%	2.93%	2.79	%(5)	2.98%	2.81%
After Recoupments/Reimbursements	2.68%	2.80%	2.93%	2.79	%(5)	2.98%	2.67%
Ratio of interest expense and dividends on short positions to average net assets	0.34%	0.52%	0.64%	0.55	%(5)	0.67%	0.49%
Ratio of net investment income/(loss) to average net assets:
Before Recoupments/Reimbursements	2.65%	3.43%	2.90%	4.36	%(5)	3.76%	3.32%
After Recoupments/Reimbursements	2.67%	3.43%	2.90%	4.36	%(5)	3.76%	3.46%
Portfolio turnover rate	153%	131%	102%	46	%(4)	121%	127%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective as of the close of business on April 28, 2017, the Fund acquired all the assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund.

(3)	The Fund changed its fiscal year end to August 31.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

Orinda Income Opportunities Fund Notes to Financial Statements August 31, 2020

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the Orinda Income Opportunities Fund (the “Fund”), which became a series of RBB as of the close of business on April 28, 2017. The Fund is authorized to offer three classes of shares, Class I Shares, Class A Shares and Class D Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.00%. Front-end sales charges may be reduced or waived under certain circumstances. Class I Shares, Class A Shares and Class D Shares commenced investment operations on June 28, 2013, June 28, 2013 and September 27, 2013, respectively.

Prior to April 28, 2017, the Fund was a series (the “Predecessor Fund”) of Advisors Series Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on October 3, 1996, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund on April 28, 2017 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to April 28, 2017 included herein is that of the Predecessor Fund.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective is to maximize current income with potential for modest growth of capital.

The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Fund is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to

25

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Common Stocks
Real Estate	$585,963	$585,963	$—	$—
Total Common Stocks	585,963	585,963	—	—
REITs
Financials	67,063,677	67,063,677	—	—
Real Estate	85,869,134	85,869,134	—	—
Total REITs	152,932,811	152,932,811	—	—
Preferred Stocks
Banks	782,262	782,262	—	—
Energy	11,102,125	11,102,125	—	—
Financials	10,959,419	10,959,419	—	—
Industrials	2,622,602	2,622,602	—	—
Real Estate	8,095,487	8,095,487	—	—
Total Preferred Stocks	33,561,895	33,561,895	—	—
Convertible Preferred Stocks
Real Estate	1,607,132	1,607,132	—	—
Total Convertible Preferred Stocks	1,607,132	1,607,132	—	—
Corporate Bonds
Industrials	1,179,164	—	1,179,164	—
Total Corporate Bonds	1,179,164	—	1,179,164	—

26

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

FAIR VALUE MEASUREMENTS (continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Exchange Traded Funds	$817,500	$817,500	$—	$—
Closed-End Mutual Funds	3,299,100	3,299,100	—	—
Short-Term Investments	842,132	842,132	—	—
Total Investments in Securities	$194,825,697	$193,646,533	$1,179,164	$—
Total Assets	$194,825,697	$193,646,533	$1,179,164	$—
Liabilities
Securities Sold Short	$(7,197)	$(7,197)	$—	$—
Total Liabilities	$(7,197)	$(7,197)	$—	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy.

During the current fiscal period, the Fund had no Level 3 transfers.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for

27

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	EQUITY CONTRACTS
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$(278,500)
Written Options	Net realized gain/(loss) from investments	$94,320
Total Realized Gain/(Loss)		$(184,180)

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by contract type and risk exposure.

DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	EQUITY CONTRACTS
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$(68,979)
Total Change in Unrealized Appreciation/(Depreciation)		$(68,979)

Average Balance Information

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
$34,204	$—

OPTIONS — The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

28

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS — The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

LEVERAGE AND SHORT SALES — The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

MUTUAL FUND AND ETF TRADING RISK — The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs. ETFs are investment companies that are bought and sold on a national securities exchange. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds. Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

29

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes substantially all of its net investment income, if any, quarterly, and net realized capital gains, if any, annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

MARKET RISK — The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

MASTER LIMITED PARTNERSHIP RISK — Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

30

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

FOREIGN AND EMERGING MARKET SECURITIES RISK — Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

CURRENCY RISK — Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

SMALL AND MEDIUM COMPANIES RISK — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

DERIVATIVES RISK — The Fund’s use of derivatives (which may include options, futures and swaps, among others) may reduce the Fund’s returns and/or increase volatility. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

OPTIONS RISK — Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

INTEREST RATE RISK — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

FIXED INCOME SECURITIES RISK — Fixed income securities are subject to interest rate risk and credit risk. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

REAL ESTATE AND REIT CONCENTRATION RISK — The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management. The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

CONVERTIBLE BOND RISK — Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

PREFERRED STOCK RISK — Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

INITIAL PUBLIC OFFERING RISK — The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset

31

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

PORTFOLIO TURNOVER RISK — A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

LIBOR DISCONTINUATION RISK — The terms of many financial instruments in which the Fund may invest or other transactions to which the Fund may be a party may be tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains uncertain. There also remains uncertainty and risk regarding the willingness and ability of issuers to include fallback provisions and/or other measures that contemplate the discontinuation of LIBOR in new and existing contracts or instruments. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Although the Fund is working to minimize its exposure to risks associated with the expected discontinuation of LIBOR, all of the aforementioned risks may adversely affect the Fund’s performance or NAV.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — The Fund does not charge redemption fees to shareholders.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

32

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

2. INVESTMENT ADVISER AND OTHER SERVICES

Orinda Asset Management, LLC (the “Adviser” or “Orinda”) serves as the investment adviser to the Fund. The Adviser furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the average daily net assets for each class of shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, dividends on securities sold short, extraordinary expenses, interest and taxes. This contractual limitation is in effect until February 28, 2021 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after February 28, 2021.

ADVISORY	EXPENSE CAPS
FEE	CLASS I	CLASS A	CLASS D
1.00%	1.40%	1.70%	2.40%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS	NET ADVISORY FEES
$2,339,921	$(53,072)	$2,286,849

If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the relevant share class’s Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

EXPIRATION
AUGUST 31, 2021	AUGUST 31, 2022	AUGUST 31, 2023
$—	$—	$53,072

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Fund’s distributor.

33

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

The Board has adopted Plans of Distribution for Class A Shares and Class D Shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to Class A Shares and Class D Shares of the Fund, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class D Shares. The actual amount of such compensation under the Plans is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares and Class D Shares and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of Class A Shares and Class D Shares, (ii) ongoing servicing and/or maintenance of the accounts of Class A and Class D shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Class A Shares and Class D Shares, all as set forth in the Plans.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. An employee of Vigilant Compliance, LLC also serves as the Chief Compliance Officer of the Adviser. Neither the Fund nor the Company compensates this individual or Vigilant Compliance, LLC for services provided to Orinda. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$363,766,082	$415,757,881

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. LEVERAGE & LINE OF CREDIT

The Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund may also utilize the line of credit for short term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund maintains a separate line of credit with BNP Paribas (acting through its New York Branch). The Fund is charged interest of 1.20% above the one-month London Interbank Offered Rate (“LIBOR”) for borrowings under this agreement. The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral. However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.

The Fund has pledged a portion of its investment securities as the collateral for their line of credit. As of the end of the reporting period, the value of the investment securities pledged as collateral was $82,531,955. The Fund had an outstanding average daily balance and a weighted average interest rate of approximately $10.0 million and 2.52%, respectively. The maximum amount outstanding for the Fund during the reporting period was $35,020,034.

34

Orinda Income Opportunities Fund Notes To Financial Statements (Continued) August 31, 2020

6. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$205,066,842	$10,994,467	$(21,242,809)	$(10,248,342)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2020 were reclassified among the following accounts:

Distributable earnings/(Loss)	PAID-IN CAPITAL
$1,181,996	$(1,181,996)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	ACCUMULATED LOSSES	TOTAL
$—	$—	$(10,248,342)	$(58,664,760)	$(68,913,102)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019, were as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
2020	$11,836,976	$—	$4,178,024
2019	$13,162,834	$—	$4,287,166

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

35

Orinda Income Opportunities Fund Notes To Financial Statements (CONCLUDED) August 31, 2020

The Fund is permitted to carryforward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund had $43,683,879 of short-term capital loss carryforwards and $14,978,192 of long-term capital loss carryforwards.

7. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Fund’s financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

36

Orinda Income Opportunities Fund Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Orinda Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Orinda Income Opportunities Fund (the “Fund”), a series of The RBB Fund, Inc., including the schedule of investments, as of August 31, 2020, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended, for the six month period ended August 31, 2017, and for each of the two years in the period ended February 28, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the six month period ended August 31, 2017, and for each of the two years in the period ended February 28, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 29, 2020

37

Orinda Income Opportunities Fund Shareholder Tax Information (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020. During the fiscal year ended August 31, 2020, the following dividends and distributions were paid by the Fund:

ORDINARY INCOME DIVIDENDS	LONG-TERM CAPITAL GAIN DIVIDENDS	Return of Capital DIVIDENDS
$11,836,976	$—	$4,178,024

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 24.34%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 14.95%.

The Fund designates 0.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

38

Orinda Income Opportunities Fund Notice to Shareholders AUGUST 31, 2020 (UNAUDITED)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2019

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Orinda and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, at a meeting of the Board held on May 13-14, 2020 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Orinda with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Orinda with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Orinda’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Orinda’s personnel providing those services; (iii) Orinda’s investment philosophies and processes; (iv) Orinda’s assets under management and client descriptions; (v) Orinda’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Orinda’s current advisory fee arrangement with the Company; (vii) Orinda’s compliance procedures; (viii) Orinda’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Orinda; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Orinda. The Directors concluded that Orinda had substantial resources to provide services to the Fund and that Orinda’s services had been acceptable.

39

Orinda Income Opportunities Fund Notice to Shareholders (Concluded) AUGUST 31, 2020 (UNAUDITED)

The Directors also considered the investment performance of the Fund and Orinda. The Directors noted that the Fund had underperformed the Fund’s primary benchmark for the year-to-date and one-year, three-year, five-year and since-inception periods ended March 31, 2020. The Directors also considered the Fund’s 1st quintile ranking within its Lipper Performance Group for the one-year and two-year periods ended December 31, 2019.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee of the Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group. In addition, the Directors noted that Orinda has contractually agreed to waive management fees and reimburse expenses through at least February 28, 2021 to agreed upon levels.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Orinda’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2021.

40

Orinda Income Opportunities Fund Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 467-4632.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

41

Orinda Income Opportunities Fund MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None

42

Orinda Income Opportunities Fund MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A

43

Orinda Income Opportunities Fund MANAGEMENT (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

44

Orinda Income Opportunities Fund Privacy Notice (Unaudited)

FACTS	WHAT DOES THE ORINDA INCOME OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Orinda Income Opportunities Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Orinda Income Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (855) 467-4632 or go to www.orindafunds.com

45

Orinda Income Opportunities Fund privacy notice (Concluded) (Unaudited)

What we do
How does the Orinda Income Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Orinda Income Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Orinda Investment Partners, LLC (“OIP”) and Orinda Asset Management, LLC (“OAM”).

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Orinda Income Opportunities Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Orinda Income Opportunities Fund does not jointly market.

46

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Investment Adviser

Orinda Asset Management LLC

3390 Mt. Diablo Boulevard, Suite 250

Lafayette, CA 94549

Distributor

Quasar Distributors, LLC

111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 S 16th St Suite 2900

Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

OR-AR20

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

SGI U.S. LARGE CAP EQUITY FUND

SGI U.S. SMALL CAP EQUITY FUND

SGI GLOBAL EQUITY FUND

SGI CONSERVATIVE FUND

SGI PRUDENT GROWTH FUND

SGI PEAK GROWTH FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-744-8500.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-855-744-8500 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report
August 31, 2020 (Unaudited)

SGI U.S. Large Cap Equity Fund
I Share: SILVX
A Share: LVOLX
C Share: SGICX

Dear Shareholder:

Established in 2010, Summit Global Investments (SGI) is a specialized asset management firm. SGI’s strategies utilize a distinct quantitative process to analyze the market and select stocks SGI determines and believes provide the least amount of adverse surprises. SGI further incorporates fundamental analysis, examining each potential holding for idiosyncratic downside risks and environmental, social, and governance (“ESG”) characteristics. The goal is to invest in outstanding companies with the least potential for downside surprises.

To continue to manage risk effectively, SGI analyzes companies both fundamentally and quantitatively. But risk appears from various points where fundamentally and quantitatively fall short. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although the terror and panic which gripped the market and mindset of the world in March has dissipated, COVID-19 is still a very large driving force in day-to-day of Americans. Another example is Presidential election (though more structure than COVID-19 still seems to be a guess at best). The stock market volatility seems to act in correlation with uncertainty. The more uncertainty the higher the volatility. With the Presidential election around the corner, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who you are (as a company), how well managed you are, or how much money (earnings) you have as a company. The big winners have been very large companies and growth companies. Growth stocks and large cap stocks have outperformed Value and small cap stocks year to day through the end of July, and not be a small margin. We are talking record territory separation. For example, year-to-date through August 31, 2020, the Russell 1000 Growth Index’s total return was up +30.46% versus the Russell 2000 Value Index’s total return being down -17.73%. That is a difference of over 48%.

SGI aims to be defensive in nature; however, we are also quite cognizant of the fact that having a portfolio of utilities, real estate investment trusts (“REITS”), and consumer staples still wouldn’t mitigate these massive macro risk, such as COVID-19, style risk and political risks. Going to really high cash levels makes little sense too, since we never know what tomorrow will bring.

I know everyone, especially clients, care about downside protection. At SGI we seek to invest in outstanding companies with the least potential for downside surprises. But sometimes you lose. And Personally, I HATE losing. But I also realize that consistent long-term outperformance speaks volumes.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. On top of all this, when markets have little information and less visibility into the future, volatility may intensify.

In addition to taking steps within portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we see individually and collectively has having the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely, and has been successfully doing so since our last shareholder letter. Additionally, we will continue to monitor relevant information and to make appropriate adjustments where necessary.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels.

Everyone at SGI is 100% committed to doing everything we can to follow our quantitative and qualitative processes as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●	The SGI U.S. Large Cap Equity Fund I Shares returned 10.10% in the twelve months ended August 31, 2020. The fund underperformed its benchmark, the S&P 500 Index, which increased 21.94%.

●	The largest factor that hurt relative performance was the significant underweight to both Apple and Microsoft that rose +150% and +65%, respectively.

●	Stock selection in the Health Care sector was particularly strong, while stock selection in Information Technology hurt relative performance.

●	From a factor exposure standpoint, lack of exposure to some of the largest market cap companies in the benchmark was the single most important factor contributing to underperformance.

INVESTMENT OBJECTIVE

The Fund seeks to outperform the S&P 500 Index over a market cycle while reducing overall volatility.

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI U.S. Large Cap Equity Fund I Shares returned 10.10% in the twelve-month period ended August 31, 2020. The fund lagged its benchmark, the S&P 500 Index, which gained 21.94%. Performance of other share classes will differ. Please see prospectus for details.

What factors influenced the fund’s performance?

The largest factor that hurt the fund relative performance was the significant underweight to Apple and Microsoft. These very large market capitalization companies returned +150% and +65% during the prior twelve-month period, respectively.

Although the Information Technology sector was the largest average sector exposure comprising 20% of the fund, it was still significantly underweight the benchmark. This underweight hurt performance because the sector was the top performing sector during the past twelve months. Stock selection in this sector underperformed which also hurt fund relative performance.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

The fund’s large overweight to the Consumer Staples sector also detracted from relative performance because the sector underperformed the overall benchmark.

The fund’s significant underweight in the poorly performing Energy sector benefitted relative performance. Oil prices fell as the global recession reduced demand. The Organization of Petroleum Exporting Countries (OPEC) finally instituted some production cuts stabilizing prices.

An underweight of the Financials sector, particularly banks, helped the relative performance. The fund’s overweight of both traditionally defensive sectors of Utilities and Real Estate somewhat detracted from relative performance.

Strong stock selection in the Health Care sector was a positive contributor to relative performance with pharmaceutical companies Idexx Laboratories, Bristol Myers, and Eli Lilly each returning over 33% during the period. A large position in S&P Global Inc. benefitted the fund as the stock gained 42%. Several other top contributing companies to relative performance were Adobe, Cadence Design Systems, Charter Communications, Take-Two Interactive Software, and Intuit which all generated solid total returns. Stocks that detracted from relative performance included National Instruments, Essex Property Trust, OGE Energy, WP Carey, and Sysco all of which declined more than 30% during the period.

In fact, lack of exposure to some of the largest market cap companies in the benchmark was the single most important factor contributing to underperformance.

How is the fund positioned?

The Information Technology sector remains our largest allocation accounting for 30% of the fund which is a slight overweight to the benchmark weighting. The fund is also positioned significantly overweight traditionally defensive sectors Consumer Staples and Health Care. The fund is positioned underweight Financials, Utilities, Industrials and Real Estate along with no exposure to Energy and Materials sectors.

What is portfolio management’s outlook?

The risks in the market today are clearly more challenging than those that existed at the end of 2019. The coronavirus pandemic caused a global recession accompanied by a spike in unemployment. While the stock market began to correct in late February and early March central banks and governments stepped in with massive stimulus and liquidity injections for both individuals and companies. These actions resulted in the largest and quickest stock market rally in history.

Current valuations are expensive relative to history and fundamentals. Without a vaccine nor an effective treatment for the coronavirus it seems improbable economic activity reaches previous peak levels. Some industries such as airlines, hotels, restaurants, theaters, sporting events, concerts and entertainment may take many years to recover. Other industries, although affected, have recovered by adjusting to the situation with work-at-home and social distancing solutions.

Additionally, the approaching U.S. election promises to be contentious increasing uncertainty and likely increasing market volatility. We expect that overvalued speculative stocks will mean revert, but timing is difficult. Underperforming factors such as value and low volatility will likely also mean revert and begin to outperform.

Despite these uncertainties, we remain cautiously optimistic because historically people, companies, and governments have successfully adapted to difficult exogenous circumstances and the global economies have returned to growth.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

The views expressed reflect the opinions of Summit Global Investments as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index. The Russell 1000 Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent about 90% of the total market capitalisation of that index. The Russell 2000 Index is a small-cap stock market index of the smallest 2,000 stocks in the Russell 3000 Index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

SGI U.S. Small Cap Equity Fund
I Share: SCLVX
A Share: LVSMX
C Share: SMLVX

Dear Shareholder:

Established in 2010, Summit Global Investments (SGI) is a specialized asset management firm. SGI’s strategies utilize a distinct quantitative process to analyze the market and select stocks SGI determines and believes provide the least amount of adverse surprises. SGI further incorporates fundamental analysis, examining each potential holding for idiosyncratic downside risks and environmental, social, and governance (“ESG”) characteristics. The goal is to invest in outstanding companies with the least potential for downside surprises.

To continue to manage risk effectively, SGI analyzes companies both fundamentally and quantitatively. But risk appears from various points where fundamentally and quantitatively fall short. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although the terror and panic which gripped the market and mindset of the world in March has dissipated, COVID-19 is still a very large driving force in day-to-day of Americans. Another example is Presidential election (though more structure than COVID-19 still seems to be a guess at best). The stock market volatility seems to act in correlation with uncertainty. The more uncertainty the higher the volatility. With the Presidential election around the corner, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who you are (as a company), how well managed you are, or how much money (earnings) you have as a company. The big winners have been very large companies and growth companies. Growth stocks and large cap stocks have outperformed Value and small cap stocks year to day through the end of July, and not be a small margin. We are talking record territory separation. For example, year-to-date through August 31, 2020, the Russell 1000 Growth Index’s total return was up +30.46% versus the Russell 2000 Value Index’s total return being down -17.73%. That is a difference of over 48%.

SGI aims to be defensive in nature; however, we are also quite cognizant of the fact that having a portfolio of utilities, real estate investment trusts (“REITS”), and consumer staples still wouldn’t mitigate these massive macro risk, such as COVID-19, style risk and political risks. Going to really high cash levels makes little sense too, since we never know what tomorrow will bring.

I know everyone, especially clients, care about downside protection. At SGI we seek to invest in outstanding companies with the least potential for downside surprises. But sometimes you lose. And Personally, I HATE losing. But I also realize that consistent long-term outperformance speaks volumes.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. On top of all this, when markets have little information and less visibility into the future, volatility may intensify.

In addition to taking steps within portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we see individually and collectively has having the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely, and has been successfully doing so since our last shareholder letter. Additionally, we will continue to monitor relevant information and to make appropriate adjustments where necessary.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels.

Everyone at SGI is 100% committed to doing everything we can to follow our quantitative and qualitative processes as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●	The SGI U.S. Small Cap Equity Fund I Shares returned -11.75% in the twelve months ended August 31, 2020. The fund underperformed its benchmark, the Russell 2000 Index, which increased 6.02%.

●	The largest factor that hurt relative performance was weak stock selection in six of the eleven sectors.

●	The fund’s underweight position in the Energy sector and the higher than average cash position benefitted relative performance.

●

From a factor exposure standpoint, underweighting the volatility, trading activity, earnings variability, and leverage factors and slightly overweighting the value factor all hurt relative performance.

INVESTMENT OBJECTIVE

The Fund seeks to outperform the Russell 2000 Index over a market cycle while reducing overall volatility.

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI U.S. Small Cap Equity Fund I Shares returned -11.75% in the twelve-month period ended August 31, 2020. The fund lagged its benchmark, the Russell 2000 Index, which gained 6.02%. Performance of other share classes will differ. Please see prospectus for details.

What factors influenced the fund’s performance?

The largest factor that hurt the fund relative performance was weak stock selection in six of the eleven sectors. In the Consumer Discretionary sector positions in Grand Canyon Education, Select Interior Concepts, and Johnson Outdoors, each cost the fund more than 0.70% of relative performance. In the Industrials sector holdings in FTI Consulting, ICF International, and Quanex Building Products each cost the fund more than 0.35% of relative performance. In the Health Care sector positions in Healthstream, Amphastar Pharmaceuticals, and Eagle Pharmaceuticals each cost the fund more than 0.70% of relative performance. In the Financial sector holdings in Exantas Capital, Western Asset Mortgage Capital, and Chimera Investment Corporation each cost the fund more than 0.40% of relative performance. In the Real Estate sector positions in Equity Commonwealth, Healthcare Realty Trust, and Kite Realty Trust each cost the fund

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

more than 0.20% of relative performance. Finally, in the Information Technology sector holdings in OSI Systems, Digi International, and NIC Incorporated each cost the fund more than 0.25% of relative performance. Collectively those worst performing holdings accounted for the vast majority of the fund’s relative underperformance.

Strong stock selection due to the fund’s holdings in Emergent Biosolutions, Simulations Plus, National General Holdings, Rent-A-Center, Logitech International, and Freshpet was a positive contributor to relative performance. Each of those positions increased more than 50% during the holding period.

In terms of sector allocation, the fund’s significant overweight position in the Utilities sector and significant underweighting in the Health Care and Consumer Discretionary sectors hurt relative performance the most. The fund’s underweight position in the Energy sector and the higher than average cash position benefitted relative performance.

From a factor exposure standpoint, underweighting the volatility, trading activity, earnings variability, and leverage factors and slightly overweighting the value factor all hurt relative performance. The Federal Reserve bank’s extraordinary financial market support actions beginning in late March including the purchasing of corporate and high-yield bonds fueled a “risk-on” rally significantly benefitting low quality, highly volatile companies in the small cap universe.

How is the fund positioned?

Overweight the Health Care and Information Technology sectors remain our largest allocations together accounting for 40% of the fund. The fund is also positioned significantly overweight traditionally defensive sectors Consumer Staples and Utilities. The fund is positioned underweight Consumer Discretionary, Financials, Industrials, and Real Estate sectors along with no exposure to the Energy sector.

What is portfolio management’s outlook?

The risks in the market today are clearly more challenging than those that existed at the end of 2019. The coronavirus pandemic caused a global recession accompanied by a spike in unemployment. While the stock market began to correct in late February and early March central banks and governments stepped in with massive stimulus and liquidity injections for both individuals and companies. These actions resulted in the largest and quickest stock market rally in history.

Current valuations are expensive relative to history and fundamentals. Without a vaccine nor an effective treatment for the coronavirus it seems improbable economic activity reaches previous peak levels. Some industries such as airlines, hotels, restaurants, theaters, sporting events, concerts and entertainment may take many years to recover. Other industries, although affected, have recovered by adjusting to the situation with work-at-home and social distancing solutions.

Additionally, the approaching U.S. election promises to be contentious increasing uncertainty and likely increasing market volatility. We expect that overvalued speculative stocks will mean revert, but timing is difficult. Underperforming factors such as value and low volatility will likely also mean revert and begin to outperform.

Despite these uncertainties, we remain cautiously optimistic because historically people, companies, and governments have successfully adapted to difficult exogenous circumstances and the global economies have returned to growth.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

SGI Global Equity Fund
I Share: SGLIX

Dear Shareholder:

Established in 2010, Summit Global Investments (SGI) is a specialized asset management firm. SGI’s strategies utilize a distinct quantitative process to analyze the market and select stocks SGI determines and believes provide the least amount of adverse surprises. SGI further incorporates fundamental analysis, examining each potential holding for idiosyncratic downside risks and environmental, social, and governance (“ESG”) characteristics. The goal is to invest in outstanding companies with the least potential for downside surprises.

To continue to manage risk effectively, SGI analyzes companies both fundamentally and quantitatively. But risk appears from various points where fundamentally and quantitatively fall short. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although the terror and panic which gripped the market and mindset of the world in March has dissipated, COVID-19 is still a very large driving force in day-to-day of Americans. Another example is Presidential election (though more structure than COVID-19 still seems to be a guess at best). The stock market volatility seems to act in correlation with uncertainty. The more uncertainty the higher the volatility. With the Presidential election around the corner, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who you are (as a company), how well managed you are, or how much money (earnings) you have as a company. The big winners have been very large companies and growth companies. Growth stocks and large cap stocks have outperformed Value and small cap stocks year to day through the end of July, and not be a small margin. We are talking record territory separation. For example, year-to-date through August 31, 2020, the Russell 1000 Growth Index’s total return was up +30.46% versus the Russell 2000 Value Index’s total return being down -17.73%. That is a difference of over 48%.

SGI aims to be defensive in nature; however, we are also quite cognizant of the fact that having a portfolio of utilities, real estate investment trusts (“REITS”), and consumer staples still wouldn’t mitigate these massive macro risk, such as COVID-19, style risk and political risks. Going to really high cash levels makes little sense too, since we never know what tomorrow will bring.

I know everyone, especially clients, care about downside protection. At SGI we seek to invest in outstanding companies with the least potential for downside surprises. But sometimes you lose. And Personally, I HATE losing. But I also realize that consistent long-term outperformance speaks volumes.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. On top of all this, when markets have little information and less visibility into the future, volatility may intensify.

In addition to taking steps within portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we see individually and collectively has having the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely, and has been successfully doing so since our last shareholder letter. Additionally, we will continue to monitor relevant information and to make appropriate adjustments where necessary.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels.

Everyone at SGI is 100% committed to doing everything we can to follow our quantitative and qualitative processes as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●	The SGI Global Equity Fund I Shares returned 4.53% in the twelve months ended August 31, 2020. The fund underperformed its benchmark, the MSCI ACWI 2000 Index, which increased 16.52%.

●	The largest factor that hurt relative performance was weak stock selection in four of the eleven sectors.

●	The fund’s significant overweight position in the Consumer Staples sector and significant underweighting in the Consumer Discretionary sector hurt relative performance the most.

●	From a factor exposure standpoint, slightly underweighting the growth, momentum, and volatility factors all hurt relative performance.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI Global Equity Fund I Shares returned 4.53% in the twelve-month period ended August 31, 2020. The fund lagged its benchmark, the MSCI ACWI Index, which gained 16.52%. Performance of other share classes will differ. Please see prospectus for details.

What factors influenced the fund’s performance?

The largest factor that hurt the fund relative performance was weak stock selection in four of the eleven sectors. In the Financial sector positions in Alleghany Corporation, ICICI Bank, and CBOE Global Markets each cost the fund more than 0.50% of relative performance. In the Information Technology sector holdings in Apple, Genpact, and Infosys each cost the fund more than 0.65% of relative performance. In the Communication Services sector positions in Telekomunik Indonesia, Orange, and Chunghwa Telecom each cost the fund more than 0.50% of relative performance. Finally, in the Health Care sector holdings in Medtronic, Quest Diagnostics, and Novartis each cost the fund more than 0.20% of relative performance. Collectively those worst performing holdings accounted for the vast majority of the fund’s relative underperformance.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

Strong stock selection due to the fund’s holdings in Nice Limited, Clorox, Salesforce.com, Adobe, SAP, Taiwan Semiconductor, and Barrick Gold was a positive contributor to relative performance. Each of those positions increased more than 40% during the holding period.

In terms of sector allocation, the fund’s significant overweight position in the Consumer Staples sector and significant underweighting in the Consumer Discretionary sector hurt relative performance the most. The fund’s underweight position in the Financials, Industrials, and Energy sectors benefitted relative performance.

From a factor exposure standpoint, The Federal Reserve bank’s extraordinary financial market support actions beginning in late March including the purchasing of corporate and high-yield bonds fueled a “risk-on” rally significantly benefitting low quality, highly volatile companies.

How is the fund positioned?

The fund is positioned significantly underweight the Financials, Consumer Discretionary, and Industrials sectors. Overweight the Information Technology and Health Care sectors remain our largest allocations together accounting for 41% of the fund. The fund is also positioned significantly overweight traditionally defensive sector Consumer Staples. The fund is also positioned slightly overweight Communications Services and Utilities along with no exposure to the Energy sector.

What is portfolio management’s outlook?

The risks in the market today are clearly more challenging than those that existed at the end of 2019. The coronavirus pandemic caused a global recession accompanied by a spike in unemployment. While the stock market began to correct in late February and early March central banks and governments stepped in with massive stimulus and liquidity injections for both individuals and companies. These actions resulted in the largest and quickest stock market rally in history.

Current valuations are expensive relative to history and fundamentals. Without a vaccine nor an effective treatment for the coronavirus it seems improbable economic activity reaches previous peak levels. Some industries such as airlines, hotels, restaurants, theaters, sporting events, concerts and entertainment may take many years to recover. Other industries, although affected, have recovered by adjusting to the situation with work-at-home and social distancing solutions.

Additionally, the approaching U.S. election promises to be contentious increasing uncertainty and likely increasing market volatility. We expect that overvalued speculative stocks will mean revert, meaning that speculative stocks will revert, becoming cheaper or fall in price, but timing is difficult. Underperforming factors such as value and low volatility will likely also mean revert and begin to outperform.

Despite these uncertainties, we remain cautiously optimistic because historically people, companies, and governments have successfully adapted to difficult exogenous circumstances and the global economies have returned to growth.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets countries. With more than 2, 800 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

SGI Conservative Fund (SGCIX)
SGI Prudent Growth Fund (SGPGX)
SGI Peak Growth Fund (SGPKX)

Dear Shareholder:

Established in 2010, Summit Global Investments (SGI) is a specialized asset management firm. SGI’s strategies utilize a distinct “Managed Risk Approach” ™ (MRA), which incorporates quantitative processes to analyze the market and select stocks SGI determines and believes provide the least amount of adverse surprises. SGI further incorporates fundamental analysis, examining each potential holding for idiosyncratic downside risks and environmental, social, and governance (“ESG”) characteristics. The goal is to invest in outstanding companies with the least potential for downside surprises.

Expanding SGI’s MRA to include asset allocation and strategy selection, SGI has unlocked a new market for advisors and individuals to access SGI’s Managed Risk Approach™. In June, 2020, SGI launched three new funds: the SGI Conservative Fund (Ticker: SGCIX), the SGI Prudent Growth Fund (Ticker: SGPGX) and the SGI Peak Growth Fund (Ticker: SGPKX) (each a “Fund” and together, the “Funds”).

We have been very pleased with the reception of our funds and investment philosophy. This is the next step in making our investment management more accessible to other channels, specifically the 401(k) market.

Each fund invests in securities of affiliated and unaffiliated open-end mutual funds and exchange-traded funds (“ETFs”) across six categories, with varying levels of risk. These three new funds are series of the The RBB Fund, Inc., whose lower cost and higher service levels allow SGI to focus on running portfolios and servicing clients.

To continue to manage risk effectively, SGI analyzes companies both fundamentally and quantitatively. But risk appears from various points that are difficult to account for with fundamental and quantitative analyses alone. For example, analyzing the spread of COVID-19 (coronavirus) seems allusive. And although some of the terror and panic which gripped the market and mindset of the world in March has dissipated, COVID-19 is still a very large driving force in the day-to-day lives of Americans. Another example is the forthcoming U.S. Presidential election (though it is a more structured occurrence than COVID-19, the outcome still seems to be a guess at best). Stock market volatility seems to act in correlation with uncertainty: the more uncertainty, the higher the stock market’s volatility. With the Presidential election around the corner, I suspect this relationship will continue.

SGI cannot foresee every bump or every cliff, let alone every turn, of the market, but we feel more confident than before that the market is not trading on fundamentals alone. The market doesn’t seem to really care who a company is, how well managed it is, or how much money (earnings) it has. The big market winners have been very large companies and growth companies. Growth stocks and large cap stocks have outperformed value and small cap stocks year-to-date through the end of July, and not by a small margin. We are talking about record separation. For example, year-to-date through August 31, 2020, the Russell 1000 Growth Index’s total return was up +30.46% versus the Russell 2000 Value Index’s total return being down -17.73%. That is a difference of over 48%.

SGI aims to be defensive in nature; however, we are also quite cognizant of the fact that having a portfolio of utilities, real estate investment trusts (“REITS”), and consumer staples still wouldn’t mitigate massive macro risks, such as COVID-19, investment style and political risks. Going to really high cash levels in our portfolios makes little sense too, since we never know what tomorrow will bring.

I know everyone, especially clients, cares about downside protection. At SGI we seek to invest in outstanding companies with the least potential for downside surprises. But sometimes you lose. And, personally, I HATE losing. But I also realize that consistent long-term outperformance speaks volumes.

Market volatility comes down to massive uncertainty, fear of the unknown, anxiety, changes to our daily norms, etc. On top of all this, when markets have little information and less visibility into the future, volatility may intensify.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

In addition to taking steps within the portfolios to limit the impact of such major macro risks, we will continue to seek out stocks we believe, individually and collectively, have the best possible risk/return characteristics.

COVID-19

Our plan continues to be to protect employees and continue business operations in all aspects of SGI. It augments existing preparedness and recovery planning and outlines technologies and strategies by which the impact of a virus upon the company and its employees may be mitigated.

We are ready to respond as necessary should the virus become more prevalent in the areas where we operate. Currently, every SGI employee, where possible, has configured work environments at home with the necessary technology and connectivity required to work remotely, and has been successfully doing so since our last shareholder letter. Additionally, we will continue to monitor relevant information and to make appropriate adjustments where necessary.

The continual delivery of critical financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels.

Everyone at SGI is 100% committed to doing everything we can to follow our quantitative and qualitative processes as designed. Again, if there is any doubt you have or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Conservative Fund returned 3.40% since its inception on June 8, 2020 through August 31, 2020. The fund outperformed its primary benchmark, the Bloomberg Barclays US Aggregate Bond Index, which increased 1.61% during the same period. The fund outperformed a composite benchmark, which is 25% the S&P 500 Index and 75% the Bloomberg Barclays US Aggregate Bond Index, which increased 3.39% during the same period.

●

The SGI Prudent Growth Fund returned 6.00% since its inception on June 8, 2020 through August 31, 2020. The fund underperformed its primary benchmark, the S&P 500 Index, which increased 8.72% during the same period. The fund outperformed a composite benchmark, which is 60% the S&P 500 Index and 40% the Bloomberg Barclays US Aggregate Bond Index, which increased 5.88% during the same period.

●

The SGI Peak Growth Fund returned 9.40% since its inception on June 8, 2020 through August 31, 2020. The fund outperformed its benchmark, the S&P 500 Index, which increased 8.72% during the same period.

INVESTMENT OBJECTIVE

The SGI Conservative Fund seeks conservative capital appreciation. The SGI Prudent Growth Fund seeks long-term capital appreciation. The SGI Peak Growth Fund seeks capital appreciation. There can be no guarantee that the Funds will achieve their respective investment objectives.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
August 31, 2020 (Unaudited)

FUND COMMENTARY

Stocks had favorable months in June, July and August. As such, the SGI Peak Growth Fund’s and SGI Prudent Growth Fund’s performance was helped due to their higher exposure to equities. Due to the SGI Conservative Fund having more exposure to bonds and cash than equities, the Fund’s price volatility was lower than the SGI Peak Growth Fund’s and SGI Prudent Growth Fund’s during the same period.

The largest factor that hurt each Fund’s relative performance during the period was the underweight to S&P 500® Index stocks, such as Apple and Microsoft. These very large market capitalization companies returned +55% and +20% from June 8, 2020 through August 31, 2020, respectively.

Although the Information Technology sector was the largest equity sector exposure across each Fund, it was still underweight as compared to the S&P 500® Index. This underweight position hurt performance.

Across each Fund, the large overweight position to the Consumer Staples sector also detracted from relative performance because the sector underperformed the S&P 500® Index. Each Fund’s significant underweight position in the poorly performing Energy sector benefitted relative performance. Oil prices fell as the global recession reduced demand. The Organization of Petroleum Exporting Countries (OPEC) finally instituted some production cuts, stabilizing prices.

Lack of exposure to the largest market cap companies was the single most important factor to limiting each Fund’s performance.

MANAGEMENT’S OUTLOOK

The risks in the market today are clearly more challenging than those that existed at the end of 2019. The coronavirus pandemic caused a global recession accompanied by a spike in unemployment. While the stock market began to correct in late February and early March, central banks and governments stepped in with massive stimulus and liquidity injections for both individuals and companies. These actions resulted in the largest and quickest stock market rally in history.

Current valuations are expensive relative to history and fundamentals. Without a vaccine nor an effective treatment for COVID-19, it seems improbable that economic activity will reach previous peak levels. Some industries, such as airlines, hotels, restaurants, theaters, sporting events, concerts and entertainment may take many years to recover. Other industries, although affected, have recovered by adjusting to the situation with work-at-home and social distancing solutions.

Additionally, the approaching U.S. election promises to be contentious, increasing uncertainty and likely increasing market volatility. We expect that overvalued speculative stocks will mean revert, but timing is difficult to predict. We also expect that underperforming factors, such as value and low volatility, will likely also mean revert and begin to outperform.

Despite these uncertainties, we remain cautiously optimistic because, historically, people, companies, and governments have successfully adapted to difficult exogenous circumstances and the global economies have returned to growth.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Concluded)
August 31, 2020 (Unaudited)

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of each Fund will fluctuate as the value of the securities in the Fund’s portfolio change and an investor may lose money. There is no guarantee a Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Although the Funds seek lower volatility, there is no guarantee the Funds will perform as expected. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater in emerging markets. To the extent the Funds invest in Underlying Funds that focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. The Funds are new with no operating history and there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Funds.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data

August 31, 2020 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Large Cap Equity Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares	10.10%	13.35%	12.33%	12.21%
S&P 500® Index(2)	21.94%	14.52%	14.46%	14.04%

(1)	Class I Shares of the Fund commenced operations on February 29, 2012.

(2)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated February 28, 2020, is 0.93% of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through February 28, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before February 28, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class A Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 5.25% to a net initial investment of $9,475, in the Fund’s Class A Shares made on October 29, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
	One Year	Three Years	Since Inception(1)
Class A Shares (without sales charge)	9.78%	13.07%	11.01%
Class A Shares (with sales charge)	4.04%	11.06%	9.79%
S&P 500® Index(2)	21.94%	14.52%	13.54%

(1)	Class A Shares of the Fund commenced operations on October 29, 2015.

(2)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated February 28, 2020, is 1.18% of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through February 28, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse certain expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before February 28, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2020 (Unaudited)

advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class C Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on December 31, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
	One Year	Three Years	Since Inception(1)
Class C Shares	9.47%	12.40%	10.90%
S&P 500® Index(2)	21.94%	14.52%	14.50%

(1)	Class C Shares of the Fund commenced operations on December 31, 2015.

(2)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated February 28, 2020, is 1.93% of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through February 28, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before February 28, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Small Cap Equity Fund - Class I Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
	One Year	Three Years	Since Inception(1)
Class I Shares	-11.75%	-1.88%	3.72%
Russell 2000® Index(2)	6.02%	5.03%	9.45%

(1)	Class I Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 28, 2020, are 1.92% and 1.75%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through February 28, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class A Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class A Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
	One Year	Three Years	Since Inception(1)
Class A Shares (without sales charge)	-11.95%	-2.11%	3.50%
Class A Shares (with sales charge)	-16.54%	-3.87%	2.26%
Russell 2000® Index(2)	6.02%	5.03%	9.45%

(1)	Class A Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 28, 2020, are 2.17% and 2.00%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through February 28, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class C Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
	One Year	Three Years	Since Inception(1)
Class C Shares	-12.57%	-2.83%	2.72%
Russell 2000® Index(2)	6.02%	5.03%	9.45%

(1)	Class C Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 28, 2020, are 2.92% and 2.75%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through February 28, 2021 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in SGI Global Equity Fund - Class I Shares
vs. MSCI ACWI Index

This chart assumes a hypothetical $1,000,000 minimum initial investment, in the Fund’s Class I Shares made on August 31, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020(1)
	One Year	Five Years	Ten Years	Since Inception
Class I Shares(2)	4.53%	5.58%	12.53%	15.54%
MSCI ACWI Index(3)	16.52%	10.21%	9.90%	12.05%

(1)	Returns for periods prior to January 3, 2017 were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy.

(2)

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund, a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. Effective January 3, 2017, the Scotia Dynamic U.S. Growth Fund changed its name to the Summit Global Investments Global Low Volatility Fund (the “Fund”).

(3)	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 28, 2020, are 1.11% and 0.84%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through February 28, 2021 to the extent necessary to ensure that

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until February 28, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

The MSCI ACWI Index (the “Index”) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With more than 2,700 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly with an index.

SGI CONSERVATIVE FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI Conservative Fund - Class I Shares
vs. Bloomberg Barclays US Aggregate and Composite Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Bloomberg Barclays US Aggregate Index and Composite Index are unmanaged, do not incur expenses and are not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
Since Inception
Class I Shares	3.40%(1)(2)
Bloomberg Barclays US Aggregate Index(3)	1.61%
Composite Index(4)	3.39%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Not annualized.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(4)	The Composite Index is comprised of the Bloomberg Barclays US Aggregate Bond Index and S&P 500® Index, weighted 75% and 25%, respectively.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated June 8, 2020, is 1.50% of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI PRUDENT GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI Prudent Growth Fund - Class I Shares
vs. S&P 500® Index and Composite Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index and Composite Index are unmanaged, do not incur expenses and are not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
Since Inception
Class I Shares	6.00%(1)(2)
S&P 500® Index(3)	8.72%
Composite Index(4)	5.88%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Not annualized.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(4)	The Composite Index is comprised of the S&P 500® Index and Bloomberg Barclays US Aggregate Bond Index, weighted 60% and 40%, respectively.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated June 8, 2020, is 1.75% of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI PEAK GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in SGI Peak Growth Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2020
Since Inception
Class I Shares	9.40%(1)(2)
S&P 500® Index(3)	8.72%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Not annualized.

(3)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated June 8, 2020, is 2.00% of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2021, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

August 31, 2020 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2020 through August 31, 2020 and held for the entire period. For SGI Conservative Fund, SGI Prudent Growth, SGI Peak Growth Fund, the actual values and expenses are based on the 85-day period from the Funds’ inception on June 8, 2020 through August 31, 2020.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	SGI U.S. Large Cap Equity Fund
	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,122.30	$ 4.64	0.87%	12.23%
Class A Shares	1,000.00	1,120.70	5.97	1.12	12.07
Class C Shares	1,000.00	1,121.50	9.97	1.87	12.15

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.76	$ 4.42	0.87%	N/A
Class A Shares	1,000.00	1,019.51	5.69	1.12	N/A
Class C Shares	1,000.00	1,015.74	9.48	1.87	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (CONTINUED)

August 31, 2020 (Unaudited)

	SGI U.S. Small Cap Equity Fund
	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 930.40	$ 5.97	1.23%	-6.96%
Class A Shares	1,000.00	929.40	7.18	1.48	-7.06
Class C Shares	1,000.00	925.90	10.80	2.23	-7.41

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,018.95	$ 6.24	1.23%	N/A
Class A Shares	1,000.00	1,017.70	7.51	1.48	N/A
Class C Shares	1,000.00	1,013.93	11.29	2.23	N/A

	SGI Global Equity Fund
	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period (1)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,063.60	$ 4.36	0.84%	6.36%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.91	$ 4.27	0.84	N/A

	SGI Conservative Fund
	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period (2)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,034.00	$ 2.50	1.07%	3.40%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,019.76	$ 5.43	1.07%	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

August 31, 2020 (Unaudited)

	SGI Prudent Fund
	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period (2)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,060.00	$ 2.95	1.25%	6.00%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,018.85	$ 6.34	1.25%	N/A

	SGI Peak Growth Fund
	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period (2)	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 1,094.00	$ 3.56	1.48%	9.40%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,017.70	$ 7.51	1.48%	N/A

(1)

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2020 to August 31, 2020,multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. Each Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for each Fund.

(2)

Hypothetical expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2020 to August 31, 2020,multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one half year period. The actual dollar amounts shown are expenses paid during the period for the Fund and multiplied by 84-days, which is based on the date of inception (June 8, 2020). Each Fund’s ending account values on the first line in the tables is based on the actual total investment return for each Fund since inception.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% OF Net Assets	Value
COMMON STOCKS:
Software	22.4%	$130,472,211
Internet	11.6	67,839,698
Retail	8.5	49,814,898
Pharmaceuticals	5.3	31,066,371
Healthcare-Products	4.8	27,863,102
Computers	4.3	25,305,924
Healthcare-Services	4.3	24,879,105
Telecommunications	4.1	23,686,979
Household Products & Wares	3.7	21,332,808
Commercial Services	3.4	19,834,351
Food	3.2	18,660,940
Environmental Control	3.0	17,510,400
Media	2.9	16,683,031
Home Builders	2.4	13,755,522
Diversified Financial Services	2.1	12,061,206
Transportation	1.8	10,726,353
Biotechnology	1.7	9,811,396
Home Furnishings	1.6	9,436,735
REITs	1.3	7,351,552
Cosmetics & Personal Care	1.1	6,602,358
Semiconductors	1.0	5,722,990
Aerospace/Defense	0.5	2,747,248
Insurance	0.4	2,454,948
Electronics	0.4	2,381,764
Water	0.4	2,346,244
Electric	0.4	2,278,890
Distribution & Wholesale	0.2	1,275,246
Office & Business Equipment	0.2	1,260,732
Beverages	0.2	1,114,425
SHORT-TERM INVESTMENTS	2.9	16,954,809
LIABILITIES IN EXCESS OF OTHER ASSETS	-0.1	(382,177)
NET ASSETS	100%	$582,850,059

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
COMMON STOCKS - 97.2%
Aerospace/Defense — 0.5%
L3Harris Technologies, Inc.	15,200	$2,747,248
Beverages — 0.2%
Coca-Cola Co., (The)	22,500	1,114,425
Biotechnology — 1.7%
Biogen, Inc.*	4,200	1,208,088
Exelixis, Inc.*	128,600	2,857,492
Illumina, Inc.*	3,300	1,178,826
Incyte Corp.*	47,400	4,566,990
		9,811,396
Commercial Services — 3.4%
MarketAxess Holdings, Inc.	3,100	1,506,414
S&P Global, Inc.	46,300	16,965,246
Verisk Analytics, Inc.	7,300	1,362,691
		19,834,351
Computers — 4.3%
Accenture PLC, Class A, (Ireland)	27,400	6,574,082
Amdocs Ltd.	17,800	1,089,894
Apple, Inc.	104,800	13,523,392
Fortinet, Inc.*	31,200	4,118,556
		25,305,924
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	83,300	6,602,358
Distribution & Wholesale — 0.2%
Fastenal Co.	26,100	1,275,246
Diversified Financial Services — 2.1%
Cboe Global Markets, Inc.	131,400	12,061,206
Electric — 0.4%
Alliant Energy Corp.	21,300	1,153,395
Xcel Energy, Inc.	16,200	1,125,495
		2,278,890
Electronics — 0.4%
Keysight Technologies, Inc.*	10,300	1,014,756
Roper Technologies, Inc.	3,200	1,367,008
		2,381,764
Environmental Control — 3.0%
Republic Services, Inc.	90,000	8,344,800
Waste Management, Inc.	80,400	9,165,600
		17,510,400
Food — 3.2%
Flowers Foods, Inc.	429,800	10,512,908
Hershey Co., (The)	25,700	3,820,048
Kroger Co., (The)	121,300	4,327,984
		18,660,940
Healthcare-Products — 4.8%
Cooper Cos Inc., (The)	3,900	$1,226,082
IDEXX Laboratories, Inc.*	49,800	19,474,788
Intuitive Surgical, Inc.*	9,800	7,162,232
		27,863,102
Healthcare-Services — 4.3%
Anthem, Inc.	9,100	2,561,832
Chemed Corp.	28,200	14,582,502
Teladoc Health, Inc.*	13,400	2,890,246
UnitedHealth Group, Inc.	15,500	4,844,525
		24,879,105
Home Builders — 2.4%
NVR, Inc.*	3,300	13,755,522
Home Furnishings — 1.6%
Dolby Laboratories Inc., Class A	135,100	9,436,735
Household Products & Wares — 3.7%
Church & Dwight Co., Inc.	14,000	1,341,620
Clorox Co., (The)	55,000	12,292,500
Kimberly-Clark Corp.	48,800	7,698,688
		21,332,808
Insurance — 0.4%
Arthur J Gallagher & Co.	11,400	1,200,420
Progressive Corp., (The)	13,200	1,254,528
		2,454,948
Internet — 11.6%
Alphabet, Inc., Class A*	6,400	10,428,992
Amazon.com, Inc.*	7,400	25,537,104
CDW Corp.	9,600	1,091,040
F5 Networks, Inc.*	121,000	16,011,930
Facebook, Inc., Class A*	4,700	1,378,040
GoDaddy, Inc., Class A*	39,400	3,296,992
VeriSign, Inc.*	47,000	10,095,600
		67,839,698
Media — 2.9%
Charter Communications, Inc., Class A*	27,100	16,683,031
Office & Business Equipment — 0.2%
Zebra Technologies Corp., Class A*	4,400	1,260,732
Pharmaceuticals — 5.3%
AbbVie, Inc.	12,900	1,235,433
Bristol-Myers Squibb Co.	17,900	1,113,380
Eli Lilly & Co.	32,900	4,882,031
Merck & Co., Inc.	133,100	11,349,437
Pfizer, Inc.	33,000	1,247,070
Zoetis, Inc.	70,200	11,239,020
		31,066,371

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments (CONCLUDED)

August 31, 2020

	Number of Shares	Value
REITs — 1.3%
Public Storage	29,100	$6,180,840
Rexford Industrial Realty, Inc.	24,400	1,170,712
		7,351,552
Retail — 8.5%
Costco Wholesale Corp.	18,700	6,501,242
Dollar General Corp.	88,400	17,846,192
Target Corp.	29,400	4,445,574
Wal-Mart Stores, Inc.	151,400	21,021,890
		49,814,898
Semiconductors — 1.0%
Texas Instruments, Inc.	32,200	4,577,230
Xilinx, Inc.	11,000	1,145,760
		5,722,990
Software — 22.4%
Adobe Systems, Inc.*	37,700	19,354,803
Akamai Technologies, Inc.*	36,700	4,272,981
Cadence Design Systems, Inc.*	55,400	6,144,414
Cerner Corp.	104,400	7,659,828
Dropbox, Inc., Class A*	50,300	1,064,851
Electronic Arts, Inc.*	17,900	2,496,513
Fiserv, Inc.*	65,200	6,492,616
Five9, Inc.*	8,800	1,121,472
Intuit, Inc.	63,300	21,863,187
Jack Henry & Associates, Inc.	77,100	12,753,882
Microsoft Corp.	82,900	18,696,437
Paycom Software, Inc.*	9,600	2,874,816
Salesforce.com, Inc.*	6,800	1,854,020
ServiceNow, Inc.*	3,500	1,687,070
Synopsys, Inc.*	6,500	1,438,450
Take-Two Interactive Software, Inc.*	120,900	20,696,871
		130,472,211
Telecommunications — 4.1%
Cisco Systems, Inc.	136,900	$5,779,918
Motorola Solutions, Inc.	6,500	1,005,875
T-Mobile US, Inc.*	26,900	3,138,692
Verizon Communications, Inc.	232,200	13,762,494
		23,686,979
Transportation — 1.8%
Expeditors International of Washington, Inc.	107,500	9,501,925
Landstar System, Inc.	9,200	1,224,428
		10,726,353
Water — 0.4%
American Water Works Co., Inc.	16,600	2,346,244
TOTAL COMMON STOCKS
(Cost $436,708,890)		566,277,427

SHORT-TERM INVESTMENTS - 2.9%
U.S. Bank Money Market Deposit Account, 0.05%(a)	16,954,809	16,954,809
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,954,809)		16,954,809
TOTAL INVESTMENTS - 100.1%
(Cost $453,663,699)		583,232,236
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(382,177)
NET ASSETS - 100.0%		$582,850,059

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2020.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	9.7%	$4,848,071
Healthcare-Services	7.6	3,813,970
Pharmaceuticals	7.0	3,493,970
Food	6.3	3,128,512
Retail	6.0	3,022,270
Commercial Services	5.6	2,797,913
Computers	4.8	2,367,515
Insurance	4.7	2,345,409
REITs	4.4	2,190,880
Electric	4.1	2,055,269
Water	3.9	1,946,625
Internet	3.7	1,856,165
Road & Rail	2.1	1,053,629
Building Materials	2.0	983,365
Chemicals	1.8	912,082
Healthcare-Products	1.8	888,865
Packaging & Containers	1.8	883,492
Household Products/Wares	1.8	882,434
Diversified Financial Services	1.6	796,838
Gas	1.4	681,842
Textiles	1.4	674,170
Banks	1.2	596,370
Oil & Gas	1.1	539,440
Telecommunications	1.0	480,460
Leisure Time	1.0	479,976
Biotechnology	1.0	479,010
Electronics	0.9	472,500
Savings & Loans	0.5	246,291
Metal Fabricate/Hardware	0.4	221,909
Engineering & Construction	0.4	210,825
EXCHANGE-TRADED FUNDS	2.0	998,976
SHORT-TERM INVESTMENTS	7.1	3,555,573
LIABILITIES IN EXCESS OF OTHER ASSETS	-0.1	(68,147)
NET ASSETS	100%	$49,836,469

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
COMMON STOCKS - 91.0%
Banks — 1.2%
First Financial Corp.	7,190	$247,264
Great Southern Bancorp, Inc.	5,900	227,386
Westamerica BanCorp	2,000	121,720
		596,370
Biotechnology — 1.0%
Emergent BioSolutions, Inc.*	4,200	479,010
Building Materials — 2.0%
AAON, Inc.	9,500	540,835
Simpson Manufacturing Co., Inc.	4,500	442,530
		983,365
Chemicals — 1.8%
Balchem Corp.	6,200	605,740
Hawkins, Inc.	6,100	306,342
		912,082
Commercial Services — 5.6%
AMN Healthcare Services, Inc.*	4,700	253,048
FTI Consulting, Inc.*	9,000	1,032,840
Grand Canyon Education, Inc.*	6,200	583,048
HMS Holdings Corp.*	12,000	334,680
ICF International, Inc.	8,700	594,297
		2,797,913
Computers — 4.8%
Logitech International SA, (Switzerland)	16,900	1,263,782
MAXIMUS, Inc.	8,000	620,400
Sykes Enterprises, Inc.*	14,600	483,333
		2,367,515
Diversified Financial Services — 1.6%
Houlihan Lokey, Inc.	5,900	345,740
International Money Express, Inc.*	11,700	197,964
Virtu Financial, Inc., Class A	9,800	253,134
		796,838
Electric — 4.1%
Avangrid, Inc.	10,600	509,224
Avista Corp.	4,800	176,928
Hawaiian Electric Industries, Inc.	6,700	231,887
Otter Tail Corp.	4,200	163,170
PNM Resources, Inc.	13,800	602,784
Unitil Corp.	8,798	371,276
		2,055,269
Electronics — 0.9%
OSI Systems, Inc.*	6,000	472,500
Engineering & Construction — 0.4%
Great Lakes Dredge & Dock Corp.*	22,500	$210,825
Food — 6.3%
Flowers Foods, Inc.	53,000	1,296,380
Grocery Outlet Holding Corp.*	22,700	933,651
Ingles Markets, Inc., Class A	9,569	386,588
Lancaster Colony Corp.	1,800	319,896
Weis Markets, Inc.	3,900	191,997
		3,128,512
Gas — 1.4%
Chesapeake Utilities Corp.	4,800	392,640
Southwest Gas Holdings, Inc.	4,600	289,202
		681,842
Healthcare-Products — 1.8%
Globus Medical, Inc., Class A*	9,700	548,244
iRadimed Corp.*	8,300	175,960
USANA Health Sciences, Inc.*	2,100	164,661
		888,865
Healthcare-Services — 7.6%
Amedisys, Inc.*	4,200	1,015,980
PPD, Inc.*	5,900	202,606
Repligen Corp.*	8,400	1,301,244
Teladoc Health, Inc.*	6,000	1,294,140
		3,813,970
Household Products/Wares — 1.8%
Helen of Troy Ltd.*	2,500	517,050
Reynolds Consumer Products, Inc.	3,000	99,690
WD-40 Co.	1,300	265,694
		882,434
Insurance — 4.7%
Employers Holdings, Inc.	11,700	381,186
Erie Indemnity Co., Class A	4,200	896,448
Hanover Insurance Group Inc., (The)	6,000	614,940
Heritage Insurance Holdings, Inc.	34,700	452,835
		2,345,409
Internet — 3.7%
Cogent Communications Holdings, Inc.	5,800	390,108
HealthStream, Inc.*	39,500	818,243
NIC, Inc.	30,300	647,814
		1,856,165
Leisure Time — 1.0%
Johnson Outdoors, Inc., Class A	5,600	479,976

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2020

	Number of Shares	Value
Metal Fabricate/Hardware — 0.4%
Northwest Pipe Co.*	7,833	$221,909
Oil & Gas — 1.1%
Murphy USA, Inc.*	4,000	539,440
Packaging & Containers — 1.8%
Silgan Holdings, Inc.	16,500	627,990
UFP Technologies, Inc.*	6,200	255,502
		883,492
Pharmaceuticals — 7.0%
Amphastar Pharmaceuticals, Inc.*	36,600	745,908
BioSpecifics Technologies Corp.*	12,200	786,900
Eagle Pharmaceuticals, Inc.*	17,600	698,368
Neogen Corp.*	5,300	403,860
Premier, Inc., Class A	22,000	720,500
Prestige Brands Holdings, Inc.*	3,800	138,434
		3,493,970
REITs — 4.4%
Equity Commonwealth	19,200	602,688
First Industrial Realty Trust, Inc.	9,100	388,115
Healthcare Realty Trust, Inc.	10,900	314,465
Life Storage, Inc.	8,400	885,612
		2,190,880
Retail — 6.0%
BJ’s Wholesale Club Holdings, Inc.*	16,500	732,765
Casey’s General Stores, Inc.	3,200	569,120
Freshpet, Inc.*	5,100	579,360
MSC Industrial Direct Co., Inc., Class A	2,600	171,340
PC Connection, Inc.	21,894	969,685
		3,022,270
Road & Rail — 2.1%
Werner Enterprises, Inc.	22,900	1,053,629
Savings & Loans — 0.5%
Waterstone Financial, Inc.	15,900	246,291
Software — 9.7%
American Software, Inc., Class A	32,300	457,368
CSG Systems International, Inc.	9,300	395,901
Everbridge, Inc.*	5,100	757,911
Five9, Inc.*	8,600	1,095,984
ManTech International Corp., Class A	8,600	643,710
Omnicell, Inc.*	3,400	226,712
Progress Software Corp.	7,900	299,331
Simulations Plus, Inc.	16,300	971,154
		4,848,071
Telecommunications — 1.0%
Ooma, Inc.*	18,800	$256,432
Viavi Solutions, Inc.*	16,800	224,028
		480,460
Textiles — 1.4%
UniFirst Corp.	3,500	674,170
Water — 3.9%
American States Water Co.	6,000	456,480
Artesian Resources Corp., Class A	3,500	123,165
California Water Service Group	8,889	403,027
Middlesex Water Co.	9,700	622,061
York Water Co., (The)	7,496	341,892
		1,946,625
TOTAL COMMON STOCKS
(Cost $40,266,889)		45,350,067

EXCHANGE-TRADED FUNDS - 2.0%
iShares Russell 2000 ETF	3,200	497,376
Vanguard Russell 2000 ETF	4,000	501,600
		998,976
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,001,138)		998,976

SHORT-TERM INVESTMENTS - 7.1%
U.S. Bank Money Market Deposit Account, 0.05%(a)	3,555,573	3,555,573
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,555,573)		3,555,573
TOTAL INVESTMENTS - 100.1%
(Cost $44,823,600)		49,904,616
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(68,147)
NET ASSETS - 100.0%		$49,836,469

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2020.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	17.4%	$10,137,549
Pharmaceuticals	13.4	7,798,187
Telecommunications	8.2	4,787,813
Food	7.3	4,267,586
Retail	4.9	2,819,240
Internet	4.7	2,705,988
Electric	4.3	2,510,767
Computers	4.0	2,326,101
Diversified Financial Services	3.5	2,066,909
Beverages	2.5	1,464,245
Healthcare-Products	2.3	1,305,500
Media	2.1	1,214,283
Household Products & Wares	1.8	1,050,450
Home Furnishings	1.8	1,040,765
Mining	1.6	900,582
Semiconductors	1.4	816,275
Insurance	1.3	753,192
Banks	1.2	692,960
Aerospace/Defense	0.9	546,364
Auto Manufacturers	0.9	544,854
Biotechnology	0.8	474,504
Building Materials	0.8	464,322
REITs	0.5	297,360
Apparel	0.4	257,347
Electronics	0.4	235,335
EXCHANGE-TRADED FUNDS	2.9	1,699,803
SHORT-TERM INVESTMENTS	8.6	5,010,311
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	73,430
NET ASSETS	100%	$58,262,022

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
COMMON STOCKS - 88.4%
Aerospace/Defense — 0.9%
Lockheed Martin Corp.	1,400	$546,364
Apparel — 0.4%
NIKE, Inc., Class B	2,300	257,347
Auto Manufacturers — 0.9%
Honda Motor Co., (Japan), SP ADR	21,300	544,854
Banks — 1.2%
Royal Bank of Canada, (Canada)	3,800	289,256
Shinhan Financial Group Co., Ltd., (South Korea), ADR	16,200	403,704
		692,960
Beverages — 2.5%
Coca-Cola Co., (The)	19,100	946,023
PepsiCo, Inc.	3,700	518,222
		1,464,245
Biotechnology — 0.8%
Vertex Pharmaceuticals, Inc.*	1,700	474,504
Building Materials — 0.8%
Johnson Controls International PLC, (Ireland)	11,400	464,322
Computers — 4.0%
Amdocs Ltd.	12,700	777,621
Apple, Inc.	12,000	1,548,480
		2,326,101
Diversified Financial Services — 3.5%
Cboe Global Markets, Inc.	6,200	569,098
Mastercard, Inc., Class A	1,700	608,923
ORIX Corp., (Japan), SP ADR	14,300	888,888
		2,066,909
Electric — 4.3%
Algonquin Power & Utilities Corp., (Canada)	43,400	600,222
Duke Energy Corp.	12,100	972,114
Fortis Inc., (Canada)	13,200	528,528
Xcel Energy, Inc.	5,900	409,903
		2,510,767
Electronics — 0.4%
Gentex Corp.	8,700	235,335
Food — 7.3%
General Mills, Inc.	12,900	824,955
Hershey Co., (The)	5,000	743,200
Kellogg Co.	10,500	744,555
Kroger Co., (The)	29,900	1,066,832
Lancaster Colony Corp.	2,700	479,844
Tyson Foods, Inc., Class A	6,500	408,200
		4,267,586
Healthcare-Products — 2.3%
Medtronic PLC, (Ireland)	6,800	$730,796
STERIS PLC, (Ireland)	3,600	574,704
		1,305,500
Home Furnishings — 1.8%
Dolby Laboratories Inc., Class A	14,900	1,040,765
Household Products & Wares — 1.8%
Clorox Co., (The)	4,700	1,050,450
Insurance — 1.3%
Alleghany Corp.	700	388,192
Chubb Ltd., (Switzerland)	2,920	365,000
		753,192
Internet — 4.7%
Alphabet, Inc., Class C*	600	980,508
Amazon.com, Inc.*	500	1,725,480
		2,705,988
Media — 2.1%
Thomson Reuters Corp., (Canada)	15,900	1,214,283
Mining — 1.6%
Agnico Eagle Mines Ltd. (Canada)	3,800	313,500
Barrick Gold Corp. (Canada)	9,800	290,570
Pan American Silver Corp. (Canada)	8,200	296,512
		900,582
Pharmaceuticals — 13.4%
CVS Health Corp.	8,300	515,596
Eli Lilly & Co.	6,070	900,727
GlaxoSmithKline PLC, (United Kingdom), SP ADR	16,500	653,400
Merck & Co., Inc.	14,300	1,219,361
Novartis AG, (Switzerland), SP ADR	7,300	628,238
Novo Nordisk, (Denmark), SP ADR	12,100	799,084
Pfizer, Inc.	20,300	767,137
Sanofi, (France), ADR	19,970	1,010,083
Takeda Pharmaceutical Co., Ltd. (Japan), SP ADR	70,100	1,304,561
		7,798,187
REITs — 0.5%
Public Storage	1,400	297,360
Retail — 4.9%
Costco Wholesale Corp.	2,600	903,916
Dollar General Corp.	3,600	726,768
Wal-Mart Stores, Inc.	8,560	1,188,556
		2,819,240

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2020

	Number of Shares	Value
Semiconductors — 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd., (China) SP ADR	10,300	$816,275
Software — 17.4%
Activision Blizzard, Inc.	10,300	860,256
Adobe Systems, Inc.*	2,800	1,437,492
Intuit, Inc.	2,900	1,001,631
Microsoft Corp.	7,600	1,714,028
Nice Ltd., (Israel), SP ADR	5,300	1,218,205
Salesforce.com, Inc.*	5,100	1,390,515
SAP SE, (Germany), SP ADR	7,000	1,157,870
ServiceNow, Inc.*	2,100	1,012,242
Tyler Technologies, Inc.*	1,000	345,310
		10,137,549
Telecommunications — 8.2%
Chunghwa Telecom Co., Ltd., (China), SP ADR	29,000	1,070,679
Orange SA, (France), SP ADR	90,200	1,003,926
SK Telecom Co., Ltd., (South Korea), SP ADR	53,100	1,219,707
Telekomunikasi Indonesia Persero Tbk PT, (Indonesia), SP ADR	33,600	669,648
Verizon Communications, Inc.	13,900	823,853
		4,787,813
TOTAL COMMON STOCKS
(Cost $44,036,400)		51,478,478

EXCHANGE-TRADED FUNDS - 2.9%
iShares MSCI ACWI ETF	10,300	$848,205
Vanguard Total World Stock ETF	10,200	851,598
		1,699,803
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,682,868)		1,699,803

SHORT-TERM INVESTMENTS - 8.6%
U.S. Bank Money Market Deposit Account, 0.05%(a)	5,010,311	5,010,311
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,010,311)		5,010,311
TOTAL INVESTMENTS - 99.9%
(Cost $50,729,579)		58,188,592
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		73,430
NET ASSETS - 100.0%		$58,262,022

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2020.

ADR American Depositary Receipt

ETF Exchange-Traded Funds

PLC Public Limited Company

REIT Real Estate Investment Trust

SP ADR Sponsored ADR

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	84.1%	$551,325
MUTUAL FUNDS	9.0	59,029
SHORT-TERM INVESTMENTS	4.7	30,608
OTHER ASSETS IN EXCESS OF LIABILITIES	2.2	14,232
NET ASSETS	100%	$655,194

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
EXCHANGE-TRADED FUNDS - 84.1%
Invesco QQQ Trust Series 1	65	$19,167
iShares 20+ Year Treasury Bond ETF	25	4,055
iShares Core 1-5 Year USD Bond ETF	1,970	101,829
iShares Core U.S. Aggregate Bond ETF	3,160	374,049
iShares Edge MSCI Min Vol EAFE ETF	70	4,821
iShares Edge MSCI Min Vol USA ETF	340	22,144
iShares MSCI USA Small-Cap Min Vol Factor ETF	355	10,895
Vanguard Dividend Appreciation ETF	110	14,365
		551,325
TOTAL EXCHANGE-TRADED FUNDS
(Cost $540,873)		551,325

MUTUAL FUNDS - 9.0%
SGI US Large Cap Equity Fund, Class I	2,178	42,589
SGI US Small Cap Equity Fund, Class I	1,639	16,440
		59,029
TOTAL MUTUAL FUNDS
(Cost $52,877)		59,029

SHORT-TERM INVESTMENTS - 4.7%
U.S. Bank Money Market Deposit Account, 0.05%(a)	30,608	30,608
TOTAL SHORT-TERM INVESTMENTS
(Cost $30,608)		30,608
TOTAL INVESTMENTS - 97.8%
(Cost $624,358)		640,962
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.2%		14,232
NET ASSETS - 100.0%		$655,194

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2020.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	45.7%	$2,927,327
MUTUAL FUNDS	52.0	3,334,408
SHORT-TERM INVESTMENTS	2.2	139,360
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	6,748
NET ASSETS	100%	$6,407,843

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
EXCHANGE-TRADED FUNDS - 45.7%
Invesco QQQ Trust Series 1	650	$191,672
iShares 20+ Year Treasury Bond ETF	260	42,169
iShares Broad USD High Yield Corporate Bond ETF	3,190	127,600
iShares Core 1-5 Year USD Bond ETF	960	49,622
iShares Core U.S. Aggregate Bond ETF	16,980	2,009,924
iShares Edge MSCI Min Vol EAFE ETF	640	44,077
iShares Edge MSCI Min Vol USA ETF	3,350	218,186
iShares MSCI USA Small-Cap Min Vol Factor ETF	3,400	104,346
Vanguard Dividend Appreciation ETF	1,070	139,731
		2,927,327
TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,861,631)		2,927,327

MUTUAL FUNDS - 52.0%
SGI Global Equity Fund, Class I	39,664	1,306,141
SGI US Large Cap Equity Fund, Class I	59,422	1,161,698
SGI US Small Cap Equity Fund, Class I	86,398	866,569
		3,334,408
TOTAL MUTUAL FUNDS
(Cost $3,094,516)		3,334,408

SHORT-TERM INVESTMENTS - 2.2%
U.S. Bank Money Market Deposit Account, 0.05%(a)	139,360	139,360
TOTAL SHORT-TERM INVESTMENTS
(Cost $139,360)		139,360
TOTAL INVESTMENTS - 99.9%
(Cost $6,095,507)		6,401,095
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		6,748
NET ASSETS - 100.0%		$6,407,843

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2020.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2020 (Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	15.8%	$1,159,285
MUTUAL FUNDS	81.2	5,945,867
SHORT-TERM INVESTMENTS	2.1	155,767
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9	65,826
NET ASSETS	100%	$7,326,745

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio of Investments

August 31, 2020

	Number of Shares	Value
EXCHANGE-TRADED FUNDS - 15.8%
Invesco QQQ Trust Series 1	720	$212,313
iShares 20+ Year Treasury Bond ETF	300	48,657
iShares Core 1-5 Year USD Bond ETF	1,090	56,342
iShares Core U.S. Aggregate Bond ETF	1,210	143,228
iShares Edge MSCI Min Vol EAFE ETF	730	50,275
iShares Edge MSCI Min Vol USA ETF	3,830	249,448
iShares MSCI Emerging Markets ETF	2,710	120,703
iShares MSCI USA Small-Cap Min Vol Factor ETF	3,920	120,305
Vanguard Dividend Appreciation ETF	1,210	158,014
		1,159,285
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,075,652)		1,159,285

MUTUAL FUNDS - 81.2%
SGI Global Equity Fund, Class I	62,065	2,043,807
SGI US Large Cap Equity Fund, Class I	97,881	1,913,579
SGI US Small Cap Equity Fund, Class I	198,253	1,988,481
		5,945,867
TOTAL MUTUAL FUNDS
(Cost $5,432,540)		5,945,867

SHORT-TERM INVESTMENTS - 2.1%
U.S. Bank Money Market Deposit Account, 0.05%(a)	155,767	155,767
TOTAL SHORT-TERM INVESTMENTS
(Cost $155,767)		155,767
TOTAL INVESTMENTS - 99.1%
(Cost $6,663,959)		7,260,919
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		65,826
NET ASSETS - 100.0%		$7,326,745

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2020.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

August 31, 2020

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
ASSETS
Investments, at value (cost $436,708,890, $41,268,027 and $45,719,268, respectively)	$566,277,427	$46,349,043	$53,178,281
Short-term investments, at value (cost $16,954,809, $3,555,573 and $5,010,311, respectively)	16,954,809	3,555,573	5,010,311
Receivables for:
Capital shares sold	1,144,218	35,136	116,187
Dividends	440,484	42,141	91,492
Prepaid expenses and other assets	48,837	22,580	16,137
Total assets	$584,865,775	$50,004,473	$58,412,408

LIABILITIES
Payables for:
Capital shares redeemed	$1,539,140	$94,041	$95,811
Advisory fees	341,237	34,213	27,794
Other accrued expenses and liabilities	135,339	39,750	26,781
Total liabilities	2,015,716	168,004	150,386
Net assets	$582,850,059	$49,836,469	$58,262,022

NET ASSETS CONSIST OF:
Par value	$29,815	$4,971	$1,770
Paid-in capital	467,342,418	56,615,072	52,679,903
Total distributable earnings/(loss)	115,477,826	(6,783,574)	5,580,349
Net assets	$582,850,059	$49,836,469	$58,262,022
CLASS I SHARES:
Net assets applicable to Class I Shares	$556,511,067	$42,829,633	$58,262,022
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	28,466,595	4,269,773	1,769,517
Net asset value, offering and redemption price per share	$19.55	$10.03	$32.93

CLASS A SHARES:
Net assets applicable to Class A Shares	$23,424,329	$6,904,748	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,195,529	690,321	—
Net asset value and redemption price per share	$19.59	$10.00	$—
Maximum offering price per share (100/94.75 of $19.59 and $10.00, respectively)	$20.68	$10.56	$—

CLASS C SHARES:
Net assets applicable to Class C Shares	$2,914,663	$102,088	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	152,539	10,475	—
Net asset value, offering and redemption price per share	$19.11	$9.75	$—

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)

August 31, 2020

	SGI CONSERVATIVE Fund	SGI prudent growth Fund	SGI peak growth Fund
ASSETS
Investments, at value (cost $593,750, $5,956,147,and $6,508,192, respectively)	$610,354	$6,261,735	$7,105,152
Short-term investments, at value (cost $30,608, $139,360 and $155,767, respectively)	30,608	139,360	155,767
Receivables for:
Capital shares sold	—	—	57,877
Due from advisor	11,192	2,753	3,604
Offering costs	20,808	20,808	20,808
Prepaid expenses and other assets	338	918	98
Total assets	$673,300	$6,425,574	$7,343,306

LIABILITIES
Other accrued expenses and liabilities	18,106	17,731	16,561
Total liabilities	18,106	17,731	16,561
Net assets	$655,194	$6,407,843	$7,326,745

NET ASSETS CONSIST OF:
Par value	$63	$604	$669
Paid-in capital	623,434	6,112,178	6,744,683
Total distributable earnings/(loss)	31,697	295,061	581,393
Net assets	$655,194	$6,407,843	$7,326,745
CLASS I SHARES:
Net assets applicable to Class I Shares	$655,194	$6,407,843	$7,326,745
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	63,386	604,430	669,429
Net asset value, offering and redemption price per share	$10.34	$10.60	$10.94

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

FOR THE Year ENDED August 31, 2020

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
INVESTMENT INCOME
Dividends (net of foreign withholdings taxes of $0, $2,167 and $54,425, respectively)	$8,789,971	$838,108	$765,397
Total investment income	8,789,971	838,108	765,397

EXPENSES
Advisory fees (Note 2)	3,816,945	420,162	248,259
Transfer agent fees (Note 2)	235,495	36,807	10,577
Administration and accounting fees (Note 2)	215,073	27,277	19,365
Legal fees	91,318	5,247	1,028
Director fees	68,177	4,589	1,248
Officer fees	67,328	3,526	1,908
Registration and filing fees	56,757	52,556	23,104
Distribution fees - Class A Shares	45,623	13,306	—
Distribution fees - Class C Shares	26,701	1,492	—
Audit and tax service fees	31,753	30,038	31,029
Printing and shareholder reporting fees	25,855	4,244	2,590
Custodian fees (Note 2)	12,829	11,233	5,040
Other expenses	39,268	6,507	4,657
Total expenses before waivers and/or reimbursements	4,733,122	616,984	348,805
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	—	(58,188)	(50,894)
Net expenses after waivers and/or reimbursements net of amounts recouped	4,733,122	558,796	297,911
Net investment income/(loss)	4,056,849	279,312	467,486

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(11,612,784)	(10,620,497)	(1,838,679)
Net change in unrealized appreciation/(depreciation) on investments	54,613,524	4,605,882	5,566,336
Net realized and unrealized gain/(loss) on investments	43,000,740	(6,014,615)	3,727,657
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,057,589	$(5,735,303)	$4,195,143

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations (Concluded)

FOR THE PERIOD ENDED August 31, 2020

	SGI CONSERVATIVE FUND(1)	SGI PRUDENT GROWTH FUND(1)	SGI PEAK GROWTH FUND(1)
INVESTMENT INCOME
Dividends (net of foreign withholdings taxes of $0, $0 and $0, respectively)	$3,472	$6,421	$1,413
Total investment income	3,472	6,421	1,413

EXPENSES
Audit and tax service fees	22,509	22,509	22,509
Advisory fees (Note 2)	1,619	7,723	9,066
Administration and accounting fees (Note 2)	2,338	2,361	2,375
Offering costs	5,805	5,805	5,805
Transfer agent fees (Note 2)	1,764	1,798	1,794
Custodian fees (Note 2)	600	601	850
Other expenses	78	98	93
Total expenses before waivers and/or reimbursements	34,713	40,895	42,492
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	(31,044)	(23,389)	(21,942)
Net expenses after waivers and/or reimbursements net of amounts recouped	3,669	17,506	20,550
Net investment income/(loss)	(197)	(11,085)	(19,137)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	15,290	558	1,287
Net change in unrealized appreciation/(depreciation) on investments	16,604	305,588	596,960
Net realized and unrealized gain/(loss) on investments	31,894	306,146	598,247
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,697	$295,061	$579,110

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$4,056,849	$4,824,569
Net realized gain/(loss) from investments	(11,612,784)	10,735,023
Net change in unrealized appreciation/(depreciation) on investments	54,613,524	11,308,915
Net increase/(decrease) in net assets resulting from operations	47,057,589	26,868,507

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(14,903,187)	(17,517,675)
Net decrease in net assets from dividends and distributions to shareholders	(14,903,187)	(17,517,675)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	227,813,044	172,452,578
Reinvestment of distributions	4,370,538	5,036,367
Shares redeemed	(202,815,918)	(126,569,669)
Total from Class I Shares	29,367,664	50,919,276
Class A Shares
Proceeds from shares sold	11,780,291	7,959,689
Reinvestment of distributions	410,286	403,709
Shares redeemed	(5,403,116)	(3,680,077)
Total from Class A Shares	6,787,461	4,683,321
Class C Shares
Proceeds from shares sold	1,268,707	613,171
Reinvestment of distributions	48,859	62,829
Shares redeemed	(975,466)	(300,742)
Total from Class C Shares	342,100	375,258
Net increase/(decrease) in net assets from capital share transactions	36,497,225	55,977,855
Total increase/(decrease) in net assets	68,651,627	65,328,687

NET ASSETS:
Beginning of period	514,198,432	448,869,745
End of period	$582,850,059	$514,198,432

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019
SHARES TRANSACTIONS:
Class I Shares
Shares sold	12,796,027	10,188,257
Shares reinvested	238,109	323,051
Shares redeemed	(11,814,581)	(7,611,254)
Total Class I Shares	1,219,555	2,900,054
Class A Shares
Shares sold	678,397	465,645
Shares reinvested	22,298	25,780
Shares redeemed	(311,716)	(214,621)
Total Class A Shares	388,979	276,804
Class C Shares
Shares sold	73,186	37,288
Shares reinvested	2,734	4,104
Shares redeemed	(55,487)	(18,244)
Total Class C Shares	20,433	23,148
Net increase/(decrease) in shares outstanding	1,628,967	3,200,006

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$279,312	$414,594
Net realized gain/(loss) from investments	(10,620,497)	(817,062)
Net change in unrealized appreciation/(depreciation) on investments	4,605,882	(4,332,683)
Net increase/(decrease) in net assets resulting from operations	(5,735,303)	(4,735,151)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(502,870)	(1,658,610)
Net decrease in net assets from dividends and distributions to shareholders	(502,870)	(1,658,610)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	28,871,289	20,004,763
Reinvestment of distributions	300,161	838,394
Shares redeemed	(14,342,228)	(12,930,454)
Total from Class I Shares.	14,829,222	7,912,703
Class A Shares
Proceeds from shares sold	5,325,935	2,224,523
Reinvestment of distributions	46,215	151,457
Shares redeemed	(1,871,475)	(1,449,518)
Total from Class A Shares	3,500,675	926,462
Class C Shares
Proceeds from shares sold	197,322	14,600
Reinvestment of distributions	755	7,326
Shares redeemed	(165,953)	(72,888)
Total from Class C Shares	32,124	(50,962)
Net increase/(decrease) in net assets from capital share transactions	18,362,021	8,788,203
Total increase/(decrease) in net assets	12,123,848	2,394,442

NET ASSETS:
Beginning of period	37,712,621	35,318,179
End of period	$49,836,469	$37,712,621

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
SHARES TRANSACTIONS:
Class I Shares
Shares sold	2,724,552	1,698,457
Shares reinvested	24,285	76,496
Shares redeemed	(1,412,848)	(1,124,567)
Total Class I Shares	1,335,989	650,386
Class A Shares
Shares sold	529,555	191,173
Shares reinvested	3,745	13,832
Shares redeemed	(182,617)	(123,219)
Total Class A Shares	350,683	81,786
Class C Shares
Shares sold	18,619	1,304
Shares reinvested	62	680
Shares redeemed	(18,392)	(6,497)
Total Class C Shares	289	(4,513)
Net increase/(decrease) in shares outstanding	1,686,961	727,659

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$467,486	$344,925
Net realized gain/(loss) from investments	(1,838,679)	2,120,140
Net change in unrealized appreciation/(depreciation) on investments	5,566,336	(688,644)
Net increase/(decrease) in net assets resulting from operations	4,195,143	1,776,421

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(985,930)	(258,783)
Net decrease in net assets from dividends and distributions to shareholders	(985,930)	(258,783)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	45,798,226	2,899,780
Reinvestment of distributions	698,565	254,839
Shares redeemed	(12,964,281)	(2,681,816)
Net increase/(decrease) in net assets from capital share transactions	33,532,510	472,803
Total increase/(decrease) in net assets	36,741,723	1,990,441

NET ASSETS:
Beginning of period	21,520,299	19,529,858
End of period	$58,262,022	$21,520,299

SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,517,536	93,423
Shares reinvested	21,205	8,846
Shares redeemed	(429,011)	(87,129)
Net increase/(decrease) in shares outstanding	1,109,730	15,140

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(197)
Net realized gain/(loss) from investments	15,290
Net change in unrealized appreciation/(depreciation) on investments	16,604
Net increase/(decrease) in net assets resulting from operations	31,697

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	1,246,923
Shares redeemed	(623,426)
Net increase/(decrease) in net assets from capital share transactions	623,497
Total increase/(decrease) in net assets	655,194

NET ASSETS:
Beginning of period	—
End of period	$655,194

SHARES TRANSACTIONS:
Class I Shares
Shares sold	123,505
Shares redeemed	(60,119)
Net increase/(decrease) in shares outstanding	63,386

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(11,085)
Net realized gain/(loss) from investments	558
Net change in unrealized appreciation/(depreciation) on investments	305,588
Net increase/(decrease) in net assets resulting from operations	295,061

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	6,362,213
Shares redeemed	(249,431)
Net increase/(decrease) in net assets from capital share transactions	6,112,782
Total increase/(decrease) in net assets	6,407,843

NET ASSETS:
Beginning of period	—
End of period	$6,407,843

SHARES TRANSACTIONS:
Class I Shares
Shares sold	629,135
Shares redeemed	(24,705)
Net increase/(decrease) in shares outstanding	604,430

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2020(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(19,137)
Net realized gain/(loss) from investments	1,287
Net change in unrealized appreciation/(depreciation) on investments	596,960
Net increase/(decrease) in net assets resulting from operations	579,110

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	6,840,227
Shares redeemed	(92,592)
Net increase/(decrease) in net assets from capital share transactions	6,747,635
Total increase/(decrease) in net assets	7,326,745

NET ASSETS:
Beginning of period	—
End of period	$7,326,745

SHARES TRANSACTIONS:
Class I Shares
Shares sold	678,507
Shares redeemed	(9,078)
Net increase/(decrease) in shares outstanding	669,429

(1)	Fund commenced operations on June 8, 2020.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$18.24	$17.97	$15.43	$14.69	$13.78
Net investment income/(loss)(1)	0.14	0.18	0.16	0.22	0.21
Net realized and unrealized gain/(loss) on investments(2)	1.66	0.75	3.52	0.90	1.66
Net increase/(decrease) in net assets resulting from operations	1.80	0.93	3.68	1.12	1.87
Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.11)	(0.18)	(0.16)	(0.21)
Net realized capital gains	(0.31)	(0.55)	(0.96)	(0.22)	(0.75)
Total dividends and distributions to shareholders	(0.49)	(0.66)	(1.14)	(0.38)	(0.96)
Net asset value, end of period	$19.55	$18.24	$17.97	$15.43	$14.69
Total investment return/(loss)(3)	10.10%	5.83%	24.98%	7.73%	13.99%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$556,511	$497,097	$437,424	$91,977	$106,110
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	0.85%	0.93%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	0.85%	0.86%	0.94%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	0.76%	1.07%	0.87%	1.32%	1.49%
Portfolio turnover rate(4)	129%	104%	85%	31%	41%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period October 29, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$18.29	$17.99	$15.40	$14.67	$14.69
Net investment income/(loss)(2)	0.08	0.14	0.10	0.16	0.14
Net realized and unrealized gain/(loss) on investments(3)	1.67	0.76	3.55	0.92	0.79
Net increase/(decrease) in net assets resulting from operations	1.75	0.90	3.65	1.08	0.93
Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.05)	(0.10)	(0.13)	(0.20)
Net realized capital gains	(0.31)	(0.55)	(0.96)	(0.22)	(0.75)
Total dividends and distributions to shareholders	(0.45)	(0.60)	(1.06)	(0.35)	(0.95)
Net asset value, end of period	$19.59	$18.29	$17.99	$15.40	$14.67
Total investment return/(loss)(4)	9.78%	5.61%	24.68%	7.48%	6.74	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,424	$14,751	$9,530	$22,195	$19,288
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.10%	1.18%	1.23%	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.10%	1.11%	1.27%	1.39%	1.38	%(6)
Ratio of net investment income/(loss) to average net assets	0.47%	0.84%	0.62%	1.07%	1.15	%(6)
Portfolio turnover rate(7)	129%	104%	85%	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period December 31, 2015(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$17.79	$17.59	$15.15	$14.51	$13.57
Net investment income/(loss)(2)	(0.05)	0.01	(0.02)	0.04	0.03
Net realized and unrealized gain/(loss) on investments(3)	1.71	0.74	3.48	0.93	0.91
Net increase/(decrease) in net assets resulting from operations	1.66	0.75	3.46	0.97	0.94
Dividends and distributions to shareholders from:
Net investment income	(0.03)	—	(0.06)	(0.11)	—
Net realized capital gains	(0.31)	(0.55)	(0.96)	(0.22)	—
Total dividends and distributions to shareholders	(0.34)	(0.55)	(1.02)	(0.33)	—
Net asset value, end of period	$19.11	$17.79	$17.59	$15.15	$14.51
Total investment return/(loss)(4)	9.47%	4.78%	23.80%	6.74%	6.93	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,915	$2,350	$1,916	$1,226	$373
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.85%	1.93%	1.98%	1.98%	1.99	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.85%	1.86%	2.00%	2.15%	2.16	%(6)
Ratio of net investment income/(loss) to average net assets	(0.26)%	0.07%	(0.11)%	0.30%	0.32	%(6)
Portfolio turnover rate(7)	129%	104%	85%	31%	41	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$11.49	$13.82	$12.39	$10.83	$10.00
Net investment income/(loss)(2)	0.07	0.14	(0.01)	0.04	0.02
Net realized and unrealized gain/(loss) on investments(3)	(1.40)	(1.89)	2.61	1.57	0.81
Net increase/(decrease) in net assets resulting from operations	(1.33)	(1.75)	2.60	1.61	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.04)	(0.05)	(0.05)	—
Net realized capital gains	—	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(0.13)	(0.58)	(1.17)	(0.05)	—
Net asset value, end of period	$10.03	$11.49	$13.82	$12.39	$10.83
Total investment return/(loss)(4)	(11.75)%	(12.43)%	22.26%	14.86%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,830	$33,707	$31,559	$12,919	$10,095
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23%	1.23%	1.23%	1.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.36%	1.40%	1.60%	2.21%	4.43	%(6)
Ratio of net investment income/(loss) to average net assets	0.68%	1.19%	(0.05)%	0.31%	0.53	%(6)
Portfolio turnover rate(8)	151%	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$11.46	$13.80	$12.38	$10.83	$10.00
Net investment income/(loss)(2)	0.03	0.11	(0.03)	0.01	0.01
Net realized and unrealized gain/(loss) on investments(3)	(1.38)	(1.88)	2.59	1.57	0.82
Net increase/(decrease) in net assets resulting from operations	(1.35)	(1.77)	2.56	1.58	0.83
Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.03)	(0.02)	(0.03)	—
Net realized capital gains	—	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(0.11)	(0.57)	(1.14)	(0.03)	—
Net asset value, end of period	$10.00	$11.46	$13.80	$12.38	$10.83
Total investment return/(loss)(4)	(11.95)%	(12.61)%	21.90%	14.63%	8.30	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,905	$3,892	$3,560	$3,132	$2,010
Ratio of expenses to average net assets with waivers and reimbursements	1.48%	1.48%	1.48%	1.48%	1.48	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.61%	1.65%	1.86%	2.44%	4.68	%(6)
Ratio of net investment income/(loss) to average net assets	0.32%	0.94%	(0.23)%	0.06%	0.28	%(6)
Portfolio turnover rate(8)	151%	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Period March 31, 2016(1) to August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$11.22	$13.59	$12.27	$10.80	$10.00
Net investment income/(loss)(2)	(0.03)	0.01	(0.12)	(0.08)	(0.02)
Net realized and unrealized gain/(loss) on investments(3)	(1.37)	(1.84)	2.56	1.55	0.82
Net increase/(decrease) in net assets resulting from operations	(1.40)	(1.83)	2.44	1.47	0.80
Dividends and distributions to shareholders from:
Net realized capital gains	(0.07)	(0.54)	(1.12)	— (7)	—
Total dividends and distributions to shareholders	(0.07)	(0.54)	(1.12)	— (7)	—
Net asset value, end of period	$9.75	$11.22	$13.59	$12.27	$10.80
Total investment return/(loss)(4)	(12.57)%	(13.30)%	21.05%	13.63%	8.00	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102	$114	$200	$168	$26
Ratio of expenses to average net assets with waivers and reimbursements	2.23%	2.23%	2.23%	2.23%	2.23	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	2.36%	2.40%	2.61%	2.89%	5.43	%(6)
Ratio of net investment income/(loss) to average net assets	(0.29)%	0.09%	(0.95)%	(0.67)%	(0.47	)%(6)
Portfolio turnover rate(8)	151%	145%	122%	95%	0.01	%(5)

(1)	Commencement of operations.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.
(7)	Amount represents less than $0.005 per share.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Year Ended August 31, 2017	For the Year Ended August 31, 2016
Per Share Operating Performance
Net asset value, beginning of period	$32.62	$30.30	$27.20	$24.93	$28.29
Net investment income/(loss)(1)	0.41	0.53	0.35	0.06	(0.19)
Net realized and unrealized gain/(loss) on investments	1.06	2.20	2.75	2.21	(1.25)
Net increase/(decrease) in net assets resulting from operations	1.47	2.73	3.10	2.27	(1.44)
Dividends and distributions to shareholders from:
Net investment income	(0.85)	(0.41)	—	—	—
Net realized capital gains	(0.31)	—	—	—	(1.93)
Total dividends and distributions to shareholders	(1.16)	(0.41)	—	—	(1.93)
Redemption fees added to paid-in capital(1)	— (2)	— (2)	— (2)	— (2)	0.01
Net asset value, end of period	$32.93	$32.62	$30.30	$27.20	$24.93
Total investment return/(loss)(3)	4.53%	9.18%	11.36%	9.15%	(5.44)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,262	$21,520	$19,530	$22,765	$64,378
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets without waivers and reimbursements	0.98%	1.11%	1.25%	1.32%	1.13%
Ratio of net investment income/(loss) to average net assets	1.32%	1.75%	1.19%	0.26%	(0.76)%
Portfolio turnover rate (4)	122%	74%	44%	247%	375%

(1)	The selected per share data was calculated based on average shares outstanding method for the period.
(2)	Amount represents less than $0.005 per share.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI CONSERVATIVE FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class I Shares
	FOR THE PERIOD JUNE 8, 2020 TO AUGUST 31, 2020
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income/(loss)(2)	0.00
Net realized and unrealized gain/(loss) on investments(3)	0.34
Net increase/(decrease) in net assets resulting from operations	0.34
Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gains	—
Total dividends and distributions to shareholders	—
Net asset value, end of period	$10.34
Total investment return/(loss)(4)	3.40	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$655
Ratio of expenses to average net assets with waivers and reimbursements	1.70	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	16.08	%(5)
Ratio of net investment income/(loss) to average net assets	(0.09	)%(5)
Portfolio turnover rate	65	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class I Shares
	FOR THE PERIOD JUNE 8, 2020 TO AUGUST 31, 2020
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income/(loss)(2)	(0.03)
Net realized and unrealized gain/(loss) on investments(3)	0.63
Net increase/(decrease) in net assets resulting from operations	0.60
Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gains	—
Total dividends and distributions to shareholders	—
Net asset value, end of period	$10.60
Total investment return/(loss)(4)	6.00	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,408
Ratio of expenses to average net assets with waivers and reimbursements	1.70	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	3.97	%(5)
Ratio of net investment income/(loss) to average net assets	(1.08	)%(5)
Portfolio turnover rate	6	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Financial Highlights (concluded)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	Class I Shares
	FOR THE PERIOD JUNE 8, 2020 TO AUGUST 31, 2020
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income/(loss)(2)	(0.04)
Net realized and unrealized gain/(loss) on investments(3)	0.98
Net increase/(decrease) in net assets resulting from operations	0.94
Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gains	—
Total dividends and distributions to shareholders	—
Net asset value, end of period	$10.94
Total investment return/(loss)(4)	9.40	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,327
Ratio of expenses to average net assets with waivers and reimbursements	1.70	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	3.52	%(5)
Ratio of net investment income/(loss) to average net assets	(1.58	)%(5)
Portfolio turnover rate	5	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements

August 31, 2020

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has thirty-five separate investment portfolios, including the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund, the SGI Global Equity Fund, the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund (each a “Fund” and, collectively, the “Funds”). The SGI U.S. Large Cap Equity Fund and the SGI U.S. Small Cap Equity Fund commenced investment operations on February 29, 2012 and March 31, 2016, respectively. The SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund commenced investment operations on June 8, 2020.

The Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, transferred all of its assets and liabilities to the SGI Global Equity Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Effective January 3, 2017, Summit Global Investments, LLC (“Summit” or the “Adviser”) took over management of the Fund from its predecessor investment manager.

As of the end of the reporting period, the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund and the SGI Global Equity Fund all offer three classes of shares: Class I Shares, Class A Shares and Class C Shares; the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund all offer one class of shares; Class I Shares. As of the end of the reporting period, Class A Shares and Class C Shares of the SGI Global Equity Fund were not yet operational.

RBB has authorized capital of one hundred billion shares of common stock of which 87.823 billion shares are currently classified into one hundred and eighty-nine classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the SGI U.S. Large Cap Equity Fund is to outperform the S&P 500® Index over a market cycle while reducing overall volatility. The investment objective of the SGI U.S. Small Cap Equity Fund is to outperform the Russell 2000® Index over a market cycle while reducing overall volatility. The investment objective of each of the SGI Global Equity Fund, the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund is to seek long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal period ended August 31, 2020 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Investments in other open-end investment companies, if any, are valued

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2020

based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by The RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing each Funds’ investments carried at fair value:

	Total	Level 1	Level 2	Level 3
SGI U.S. Large Cap Equity Fund
Common Stocks	$566,277,427	$566,277,427	$—	$—
Short-Term Investments	16,954,809	16,954,809	—	—
Total Investments*	$583,232,236	$583,232,236	$—	$—

SGI U.S. Small Cap Equity Fund
Common Stocks	$45,350,067	$45,350,067	$—	$—
Exchange-Traded Funds	998,976	998,976	—	—
Short-Term Investments	3,555,573	3,555,573	—	—
Total Investments*	$49,904,616	$49,904,616	$—	$—

SGI Global Equity Fund
Common Stocks	$51,478,478	$51,478,478	$—	$—
Exchange-Traded Funds	1,699,803	1,699,803	—	—
Short-Term Investments	5,010,311	5,010,311	—	—
Total Investments*	$58,188,592	$58,188,592	$—	$—

SGI CONSERVATIVE Fund
Exchange-Traded Funds	$551,325	$551,325	$—	$—
Mutual Funds	59,029	59,029	—	—
Short-Term Investments	30,608	30,608	—	—
Total Investments*	$640,962	$640,962	$—	$—

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2020

	Total	Level 1	Level 2	Level 3
SGI PRUDENT GROWTH Fund
Exchange-Traded Funds	$2,927,327	$2,927,327	$—	$—
Mutual Funds	3,334,408	3,334,408	—	—
Short-Term Investments	139,360	139,360	—	—
Total Investments*	$6,401,095	$6,401,095	$—	$—

SGI PEAK GROWTH FUND
Exchange-Traded Funds	$1,159,285	$1,159,285	$—	$—
Mutual Funds	5,945,867	5,945 ,867
Short-Term Investments	155,767	155,767	—	—
Total Investments*	$7,260,919	$7,260,919	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2020

the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. tax status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Coronavirus (COVID-19) pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Summit serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until February 28, 2021 for the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund and the SGI Global Equity Fund and until December 31, 2021 for the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after the Funds’ respective contractual limitation expiration dates.

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
SGI U.S. Large Cap Equity Fund	0.70%	0.98%	1.23%	1.98%
SGI U.S. Small Cap Equity Fund	0.95	1.23	1.48	2.23
SGI Global Equity Fund	0.70	0.84	1.09	1.84

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2020

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
SGI Conservative Fund	0.75%	1.70%	—%	—%
SGI Prudent Growth Fund	0.75	1.70	—	—
SGI Peak Growth Fund	0.75	1.70	—	—

If at any time a Fund’s total annual Fund operating expenses for a year are less than the relevant share class’ Expense Cap, the Adviser is entitled to recoup from the Fund the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such recoupment does not cause the Fund to exceed the relevant share class’ Expense Cap that was in effect at the time of the waiver or reimbursement.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed and recoupments were as follows:

FUND	Gross Advisory Fees	Waivers AND/OR Reimbursements	RECOUPMENTS	Net Advisory Fees
SGI U.S. Large Cap Equity Fund	$3,816,945	$—	$—	$3,816,945
SGI U.S. Small Cap Equity Fund	420,162	(58,188)	—	361,974
SGI Global Equity Fund	248,259	(50,894)	—	197,365
SGI Conservative Fund	1,619	(32,032)	—	(30,413)
SGI Prudent Growth Fund	7,723	(25,050)	—	(17,327)
SGI Peak Growth Fund	9,066	(20,342)	—	(11,276)

As of the end of the reporting period, the Funds had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	August 31, 2021	August 31, 2022	August 31, 2023
SGI U.S. Small Cap Equity Fund	$87,054	$61,230	$58,188
SGI Global Equity Fund	87,592	54,073	50,894
SGI Conservative Fund	—	—	32,032
SGI Prudent Growth Fund	—	—	25,050
SGI Peak Growth Fund	—	—	20,342

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar” or “Distributor”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ distributor.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2020

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

3. DIRECTOR AND OFFICER Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as President and Chief Compliance Officer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as Treasurer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
SGI U.S. Large Cap Equity Fund	$692,019,207	$670,991,758
SGI U.S. Small Cap Equity Fund	78,624,310	63,088,753
SGI Global Equity Fund	68,692,994	40,530,356
SGI Conservative Fund	1,215,195	636,734
SGI Prudent Growth Fund	6,258,484	302,896
SGI Peak Growth Fund	6,837,416	330,511

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

August 31, 2020

As of August 31, 2020, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$455,593,150	$133,883,925	$(6,244,839)	$127,639,086
SGI U.S. Small Cap Equity Fund	45,065,419	6,564,834	(1,725,637)	4,839,197
SGI Global Equity Fund	51,030,049	8,342,635	(1,184,092)	7,158,543
SGI Conservative Fund	624,373	16,606	(17)	16,589
SGI Prudent Growth Fund	6,095,774	311,961	(6,640)	305,321
SGI Peak Growth Fund	6,664,167	599,212	(2,460)	596,752

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to wash sales and investments in PFICs.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds.

Permanent differences as of August 31, 2020, primarily attributable to Partnerships and Distribution in Excess for the SGI U.S. Small Cap Equity Fund and net operating losses for the SGI Peak Growth Fund, respectively, were reclassified among the following accounts:

	Distributable Earnings/(loss)	Paid-in Capital
SGI U.S. Small Cap Equity Fund	$89,829	$(89,829)
SGI Peak Growth Fund	2,283	(2,283)

As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	Capital Loss Carry Forward	Qualified late-year loss deferral	OTHER TEMPORARY DIFFERENCES	Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$1,669,664	$—	$(13,830,924)	$—	$127,639,086
SGI U.S. Small Cap Equity Fund	—	(11,622,771)	—	—	4,839,197
SGI Global Equity Fund	139,771	—	(1,717,965)	—	7,158,543
SGI Conservative Fund	15,108	—	—	—	16,589
SGI Prudent Growth Fund	2,093	—	—	(12,353)	305,321
SGI Peak Growth Fund	—	—	—	(15,359)	596,752

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales and investments in publicly traded partnerships.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (concluded)

August 31, 2020

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2020 and August 31, 2019 were as follows:

FUND		Ordinary Income	Long-Term Gains	Total
SGI U.S. Large Cap Equity Fund	2020	$7,409,283	$7,493,904	$14,903,187
	2019	9,549,200	7,968,475	17,517,675
SGI U.S. Small Cap Equity Fund	2020	502,870	—	502,870
	2019	348,578	1,310,032	1,658,610
SGI Global Equity Fund	2020	723,090	262,840	985,930
	2019	258,783	—	258,783

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2020, the SGI U.S. Small Cap Equity Fund had $8,157,115 of short-term and $3,465,656 of long-term capital loss carryovers, respectively.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2020, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2020. SGI U.S. Large Cap Equity Fund and SGI Global Equity Fund deferred qualified late-year losses of $13,830,924 and $1,717,965, respectively, which will be treated as arising on the first business day of the following fiscal year.

6. NEW ACCOUNTING PRONOUNCEMENTS and regulatory updates

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all affected entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An affected entity is permitted to adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of additional disclosures, which are required for public companies only, until their effective date. Management evaluated the impact of these changes on the Funds’ financial statements and has elected to early adopt the removed and modified disclosures effective February 28, 2019 for the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund and the SGI Global Equity Fund and effective June 8, 2020 for the SGI Conservative Fund, the SGI Prudent Growth Fund and the SGI Peak Growth Fund and delay the adoption of additional disclosures until the effective date. The impact of adoption was limited to changes in the financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

SUMMIT GLOBAL INVESTMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and
Shareholders of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund,
SGI Conservative Fund, SGI Prudent Growth Fund and SGI Peak Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund and SGI Peak Growth Fund (collectively referred to as the “Funds”) (six of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2020, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the portfolios constituting The RBB Fund, Inc.) at August 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
SGI U.S. Large Cap Equity Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the five years in the period ended August 31, 2020
SGI U.S. Small Cap Equity Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the four years in the period ended August 31, 2020 and the period March 31, 2016 (commencement of operations) to August 31, 2016
SGI Global Equity Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the three years in the period ended August 31, 2020
SGI Conservative Fund, SGI Prudent Growth Fund and SGI Peak Growth Fund	For the period June 8, 2020 (commencement of operations) to August 31, 2020

The financial highlights of SGI Global Equity Fund, for each of the periods presented through August 31, 2017, were audited by other auditors whose report dated October 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

SUMMIT GLOBAL INVESTMENTS

Report of Independent Registered Public Accounting Firm (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Summit Global Investments investment companies since 2012.

Philadelphia, Pennsylvania
October 30, 2020

SUMMIT GLOBAL INVESTMENTS

Shareholder Tax Information (Unaudited)

Certain tax information is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. During the fiscal year ended August 31, 2020, the tax character of distributions paid by the Fund’s were as follows:

		Ordinary Income Dividend	Long-Term Capital Gain Dividends
SGI U.S. Large Cap Equity Fund	2020	$7,409,283	$7,493,904
SGI U.S. Small Cap Equity Fund	2020	502,870	—
SGI Global Equity Fund	2020	723,090	262,840

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2020 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

SGI U.S. Large Cap Equity Fund	86.36%
SGI U.S. Small Cap Equity Fund	99.63%
SGI Global Equity Fund	100.00%
SGI Conservative Fund	0.00%
SGI Prudent Growth Fund	0.00%
SGI Peak Growth Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for corporate dividends received deduction for each Fund is as follows:

SGI U.S. Large Cap Equity Fund	85.31%
SGI U.S. Small Cap Equity Fund	97.50%
SGI Global Equity Fund	57.43%
SGI Conservative Fund	0.00%
SGI Prudent Growth Fund	0.00%
SGI Peak Growth Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

SGI U.S. Large Cap Equity Fund	0.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	0.00%
SGI Conservative Fund	0.00%
SGI Prudent Growth Fund	0.00%
SGI Peak Growth Fund	0.00%

SUMMIT GLOBAL INVESTMENTS

Shareholder Tax Information (Unaudited) (concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

SGI U.S. Large Cap Equity Fund	21.28%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	0.00%
SGI Conservative Fund	0.00%
SGI Prudent Growth Fund	0.00%
SGI Peak Growth Fund	0.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2021.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Investment Advisory Agreement renewal – SGI U.S. LARGE CAP EQUITY FUND, SGI U.S. SMALL CAP EQUITY FUND, and SGI GLOBAL EQUITY FUND

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Summit and the Company (the “Investment Advisory Agreement”) on behalf of the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund and the SGI Global Equity Fund (for this section only, the “Funds”), at a meeting of the Board held on May 13-14, 2020 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Summit with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing the Funds’ management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Funds and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Summit. The Directors considered each Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the SGI U.S. Large Cap Equity Fund outperformed its benchmark, the S&P 500 Index, for the year-to-date and three-year periods ended March 31, 2020. The Directors also noted that the SGI U.S. Large Cap Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the two-year and three-year periods ended December 31, 2019.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (CONTINUED)

Next, the Directors noted that the SGI U.S. Small Cap Equity Fund’s investment performance underperformed its benchmark, the Russell 2000 Index, for the year-to-date, one-year, three-year, and since-inception periods ended March 31, 2020. The Directors also noted that the SGI U.S. Small Cap Equity Fund ranked in the 3rd quintile in its Lipper Performance Group for the two-year, three-year and since-inception periods ended December 31, 2019.

Finally, the Directors noted that the SGI Global Equity Fund’s investment performance outperformed its benchmark, the MSCI ACWI Index, for the year-to-date, one-year, three-year, ten-year and since inception periods ended March 31, 2020. The Directors also noted that the SGI Global Equity Fund ranked in the 1st quintile in its Lipper Performance Group for the two-year period ended December 31, 2019.

The Board also considered the advisory fee rate payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and each Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee and total expenses of the SGI U.S. Large Cap Equity Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the SGI U.S. Small Cap Equity Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the SGI Global Equity Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group. The Directors also noted that Summit had contractually agreed to waive management fees and reimburse expenses through at least February 28, 2021 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding each Fund’s costs, profitability and economies of scale, and after considering SGI’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2021.

Investment Advisory Agreement approval – SGI CONSERVATIVE FUND, SGI PRUDENT GROWTH FUND, and SGI PEAK GROWTH FUND

As required by the 1940 Act, the Board, including all of the Independent Directors, considered the approval of the investment advisory agreement between Summit and the Company (the “Investment Advisory Agreement”) on behalf of the SGI Conservative Fund, SGI Prudent Growth Fund and the SGI Peak Growth Fund (for this section only, the “Funds”), at a meeting of the Board held on November 18-19, 2019 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an initial period ending August 16, 2021. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment. In approving the Investment Advisory Agreement, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreements between the Company and Summit with respect to the Funds, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s proposed services to be provided to the Funds; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summits’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance policies and procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds;

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (Concluded)

(ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Morningstar comparing each of the Fund’s management fees and total expense ratio to those of its Lipper peer group. The Directors noted that the Funds had not yet commenced operations, and consequently there was no performance information to review with respect to the Funds.

As part of their review, the Directors considered the nature, extent and quality of the services proposed to be provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Funds.

The Board also considered the advisory fee rates payable by each of the Funds under the proposed Investment Advisory Agreement. In this regard, information on the fees to be paid by a Fund and the Fund’s expected total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Summit had contractually agreed to waive management fees and reimburse expenses for at least one year to limit total annual operating expenses to agreed upon levels for the Funds.

After reviewing the information regarding the Funds’ costs, Summit’s estimated profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees proposed to be paid by the Funds were fair and reasonable and that the proposed Investment Advisory Agreement for the Funds should be approved for an initial term ending August 16, 2021.

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 87	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	35	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	35	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	35

Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 77	Director	2006 to present	Since 1997, Consultant, financial services organizations.	35

IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 72	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	35	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 60	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	35

WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	35	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 82	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	35	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 61	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 41	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 35 portfolios of the Company.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Concluded)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, including service on the boards of industry regulatory organizations and a university.

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE SGI FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SGI Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the SGI Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited) (concluded)

Questions?	Call 1-855-744-8500 or go to www.summitglobalinvestments.com

What we do
How do the SGI Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the SGI Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund and SGI Peak Growth Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund and SGI Peak Growth Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Conservative Fund, SGI Prudent Growth Fund and SGI Peak Growth Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

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Investment Adviser

Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-AR20

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2020	Fiscal Year 2019
Ernst & Young LLP	$596,611	$555,375
PricewaterhouseCoopers LLP	$234,803	$262,187
Tait, Weller & Baker	$88,900	$88,900
Aggregate Fees	$920,314	$906,462

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were related to review of the semi-annual reports and N-1A filings for Ernst & Young LLP and review of semi-annual reports for Tait, Weller & Baker and were as follows:

	Fiscal Year 2020	Fiscal Year 2019
Ernst & Young LLP	$17,400	$9,300
PricewaterhouseCoopers LLP	$0	$5,000
Tait, Weller & Baker	$2,300	$2,300
Aggregate Fees	$19,700	$16,600

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were related to federal and state tax return review and excise distribution review and were as follows:

	Fiscal Year 2020	Fiscal Year 2019
Ernst & Young LLP	$162,228	$150,700
PricewaterhouseCoopers LLP	$42,140	$49,100
Tait, Weller & Baker	$17,300	$17,300
Aggregate Fees	$221,668	$217,100

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2020	Fiscal Year 2019
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
Aggregate Fees	$0	$0

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2020	Fiscal Year 2019
Ernst & Young LLP	$179,628	$160,000
PricewaterhouseCoopers LLP	$352,558	$362,923
Tait, Weller & Baker	$19,600	$19,600
Aggregate Fees	$551,786	$542,523

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/05/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date	11/05/2020

By (Signature and Title)*	/s/ James Shaw
James Shaw, Treasurer
(principal financial officer)

Date	11/05/2020

*	Print the name and title of each signing officer under his or her signature.